UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

277 Park Avenue

New York, NY 10172

(Address of principal executive offices) (Zip code)

Gregory S. Samuels

277 Park Avenue

New York, NY 10172

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2022 through June 30, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

a.) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

b.) A copy of the notice transmitted to shareholders in reliance on Rule 30e-3 under the 1940 Act that contains disclosures specified by paragraph (c)(3) of that rule is included in the Annual Reports. Not Applicable. Notices do not incorporate disclosures from the shareholder report.

Annual Report
J.P. Morgan Small Cap Funds
June 30, 2023
JPMorgan Small Cap Blend Fund
JPMorgan Small Cap Equity Fund
JPMorgan Small Cap Growth Fund
JPMorgan Small Cap Sustainable Leaders Fund
JPMorgan Small Cap Value Fund
JPMorgan SMID Cap Equity Fund
JPMorgan U.S. Small Company Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
August 11, 2023 (Unaudited)
Dear Shareholder,
Equity markets largely delivered solid returns for the twelve months ended June 30, 2023 on the back of buoyant corporate earnings, continued economic growth and receding inflationary pressures. Even as the U.S. Federal Reserve raised interest rates in an effort to cool the economy, the unemployment rate remained below 4% and consumer and business spending was generally higher than many economists expected.

“Equity markets delivered strong
returns during the first half of 2023,
with investors who remained fully
invested likely benefitting. Going
forward, we believe investors may be
best served by maintaining a
long-term view and holding a
well-diversified portfolio.”
— Brian S. Shlissel

Among financial markets, the performance of leading equity indexes was mixed through the second half of 2022. However, the S&P 500 Index generated positive performance every month except February in the first half of 2023. Large cap growth stocks generally outperformed other sectors of the market for the twelve-months ended June 30, 2023, partly due to investor demand for shares of large information technology companies. Leading mid cap and small cap equity indexes – both growth and value - posted positive performance for the period. Notably, the collapse of three U.S. regional banks in March 2023 put pressure on equities in the broader financial sector but the responses by multiple U.S. regulatory agencies as well as leading central banks appear to have limited further volatility in the banking industry.
With the exception of its June 2023 meeting, the U.S. Federal Reserve (the “Fed”) raised benchmark interest rates at 10 consecutive meetings since commencing its tightening monetary policy in mid-March 2022, and subsequently raised rates again in July 2023.  Meanwhile, U.S. inflation, as measured by the Consumer Price Index, fell from 40-year highs in mid-2022 to 3.0% in June 2023. U.S. gross domestic product (GDP) remained positive throughout the 12-month period and even rebounded to an annualized rate of 2.4% in the second quarter of 2023 from 2.0% in the first quarter. While the overall trend in consumer spending was downward, consumption was better than economists generally expected and business fixed investment in equipment, facilities and software in the second quarter of 2023 increased at the fastest pace since the start of 2022.
Though inflation remained above the Fed’s stated target of 2% annual growth during the twelve-month period, the declining trend in price growth may allow the Fed to end its policy tightening sooner than expected. Moreover, the resiliency of the U.S. economy in the face of the highest interest rates since 2001 could allow the economy to cool without GDP tipping into negative territory or leading to wide-spread job losses.
Certainly, there are factors that remain the focus of investor concerns. The war in Ukraine has continued, without demonstrative progress toward an eventual peace settlement or even a ceasefire.  Elsewhere, China’s economy is experiencing weak growth and record high unemployment, and falling prices have raised economists’ worries about the potential for a deflationary spiral in the world’s second largest economy.  In the U.S., the run-up to the 2024 presidential election has the potential to increase global political and economic uncertainty.
Equity markets delivered strong returns during the first half of 2023, with investors who remained fully invested likely benefitting. Going forward, we believe investors may be best served by maintaining a long-term view and holding a well-diversified portfolio. Our suite of investment solutions seeks to provide investors with ability to build durable portfolios that can meet their financial goals.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

June 30, 2023	J.P. Morgan Small Cap Funds	1

J.P. Morgan Small Cap Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)
Equity markets largely generated positive returns for the twelve-month period as consumer spending, manufacturing and corporate earnings remained resilient in the face of rising interest rates and slowing economic growth. While leading equity indexes were mixed on a month-to-month basis, the overall trend was toward a rebound from the sell-off that marked the first half of 2022.
Following a sharp sell-off in August and September 2022 that coincided with U.S. Federal Reserve policy guidance on further interest rate increases, equity prices largely stabilized. Corporate earnings for both the second and third quarters of 2022 were generally better than expected given a cooling economy and slowing consumer spending. By the start of 2023, economic data showed some inflationary pressures had eased.
Across Europe, the energy crisis that followed Russia’s invasion of Ukraine in late February 2022 eased somewhat in the second half of 2022 as both the U.K. and the EU obtained alternatives to Russian energy imports and global energy prices began to recede. A political crisis in the U.K. roiled financial markets in London but the ascension of Rishi Sunak to prime minister appeared to remove some investor uncertainty by the end of 2022.
Meanwhile, leading central banks largely continued to raise interest rates during the twelve-month period. Notably, the European Central Bank initiated its monetary tightening policy in September 2022, with its first rate increase in eleven years and the largest increase in the bank’s history. The U.S. Federal Reserve declined to raise interest rates at its June 2023 meeting, though it stated it would raise rates further in 2023 as needed.
While financial market volatility receded from 2022 levels, it remained elevated in the face of investor uncertainty about interest rates. In March 2023, the financial sector was roiled by the failures of Silicon Valley Bank and First Republic Bank in the U.S., and Credit Suisse Group AG in Switzerland. In each instance, government regulators moved to prevent further contagion within the financials sector.
Within U.S. equity markets, large cap and mid cap stock generally outperformed small cap stocks and growth stocks outperformed value stocks.

2	J.P. Morgan Small Cap Funds	June 30, 2023

JPMorgan Small Cap Blend Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	13.07%
Russell 2000 Index	12.31%
Net Assets as of 6/30/2023 (In Thousands)	$1,301,210
INVESTMENT OBJECTIVE**
The JPMorgan Small Cap Blend Fund (the “Fund”) seeks capital growth over the long term.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the industrials and financials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the health care and information technology sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions Applied Industrial Technologies Inc., Rambus Inc. and Comfort Systems USA Inc. Shares of Applied Industrial Technologies, a distributor of industrial machinery and systems, rose after the company reported consecutive quarters of better-than-expected earnings and revenue. Shares of Rambus, a semiconductor manufacturer, rose amid a broad rally in semiconductor sector stocks in the second half of 2023. Shares of Comfort Systems USA, a provider of mechanical and electrical systems for buildings, rose after the company reported consecutive quarters of better-than-expected earnings and revenue.
Leading individual detractors from relative performance included the Fund’s overweight positions in Safety Insurance Group Inc. and Columbia Banking System , and its out-of-Benchmark position SentinelOne Inc. Shares of Safety Insurance Group. a property and casualty insurer, fell throughout the period amid investor disappointment with the company’s quarterly results. Shares of Columbia Banking System, a regional bank based in Tacoma, Wash., fell amid investor concerns about regional banks following the collapse of Silicon Valley Bank. Shares of SentinelOne, a cybersecurity provider, fell in late 2022 amid a broad slump in cybersecurity stocks and fell again in June 2023 after the company reported weaker-than-expected quarterly results and lowered its earnings forecast.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of companies that are attractively valued and stocks that have a history of growth. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate consistent earnings. The Fund is positioned to invest in small cap companies across both growth and value styles.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Applied Industrial Technologies, Inc.	1.4%
2.	Terreno Realty Corp.	1.1
3.	Selective Insurance Group, Inc.	1.1
4.	Matador Resources Co.	1.0
5.	Super Micro Computer, Inc.	1.0
6.	MSA Safety, Inc.	0.9
7.	Patterson Cos., Inc.	0.8
8.	CONMED Corp.	0.8
9.	Encompass Health Corp.	0.8
10.	KBR, Inc.	0.7

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Industrials	22.3%
Health Care	14.5
Information Technology	13.3
Financials	12.6
Consumer Discretionary	11.3
Real Estate	5.5
Energy	3.9
Consumer Staples	3.9
Materials	2.9
Utilities	2.3
Communication Services	1.6
Short-Term Investments	5.9

June 30, 2023	J.P. Morgan Small Cap Funds	3

JPMorgan Small Cap Blend Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. Morgan Small Cap Funds	June 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 19, 1997
With Sales Charge *		7.11%	5.25%	10.48%
Without Sales Charge		13.07	6.39	11.08
CLASS C SHARES	January 7, 1998
With CDSC **		11.53	5.87	10.63
Without CDSC		12.53	5.87	10.63
CLASS I SHARES	April 5, 1999	13.38	6.66	11.36
CLASS R6 SHARES	July 2, 2018	13.68	6.93	11.65

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Blend Fund and the Russell 2000 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.
Effective June 1, 2018, the Fund’s investment strategies changed. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2023	J.P. Morgan Small Cap Funds	5

JPMorgan Small Cap Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	11.25%
Russell 2000 Index	12.31%
Net Assets as of 6/30/2023 (In Thousands)	$5,798,920
INVESTMENT OBJECTIVE**
The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the health care and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection and overweight position in the industrials sector and its security selection in the information technology sector were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions in Western Alliance Bancorporation, Syneos Health Inc. and Signature Bank. Shares of Western Alliance, a regional bank based in Phoenix, Ariz., fell amid investor concerns about the financial stability of regional banks following the collapse of Silicon Valley Bank. Shares of Syneos Health, a provider of development services to the pharmaceuticals industry, fell after the company reported lower-than-expected earnings for the third quarter of 2022 and lowered its earnings forecast. Shares of Signature Bank, a regional bank based in New York City, fell ahead the company’s financial collapse and closure by U.S. regulators in March 2023.
Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Allegro Microsystems Inc., WillScot Mobile Mini Holdings Corp. and Lincoln Electric Holdings Inc. Shares of Allegro Microsystems, a semiconductor manufacturer rose amid a broad rally in semiconductor sector stocks in the first half of 2023, and after the company reported better-than-expected earnings and revenue for its fiscal fourth quarter. Shares of WillScot Mini Mobile Holdings, a storage and moving company, rose amid consecutive quarters of better-than-expected earnings and revenue, and a $1 billion share repurchase plan. Shares of Lincoln Electric Holdings, an industrials machinery manufacturer, rose amid consecutive quarters of better-than-expected earnings and revenue during the period.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	WillScot Mobile Mini Holdings Corp.	1.7%
2.	Encompass Health Corp.	1.6
3.	MSA Safety, Inc.	1.6
4.	Power Integrations, Inc.	1.4
5.	MACOM Technology Solutions Holdings, Inc.	1.4
6.	Casella Waste Systems, Inc., Class A	1.4
7.	WEX, Inc.	1.4
8.	AptarGroup, Inc.	1.4
9.	Performance Food Group Co.	1.3
10.	Novanta, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Industrials	27.4%
Financials	14.1
Health Care	11.6
Information Technology	11.1
Consumer Discretionary	9.5
Consumer Staples	6.1
Real Estate	6.0
Materials	3.7
Utilities	2.1
Others (each less than 1.0%)	0.7
Short-Term Investments	7.7

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

6	J.P. Morgan Small Cap Funds	June 30, 2023

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2023	J.P. Morgan Small Cap Funds	7

JPMorgan Small Cap Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 20, 1994
With Sales Charge *		5.41%	4.74%	8.78%
Without Sales Charge		11.25	5.88	9.37
CLASS C SHARES	February 19, 2005
With CDSC **		9.65	5.36	8.94
Without CDSC		10.65	5.36	8.94
CLASS I SHARES	May 7, 1996	11.53	6.16	9.67
CLASS R2 SHARES	November 3, 2008	10.96	5.63	9.10
CLASS R3 SHARES	September 9, 2016	11.26	5.90	9.38
CLASS R4 SHARES	September 9, 2016	11.54	6.16	9.67
CLASS R5 SHARES	May 15, 2006	11.74	6.36	9.88
CLASS R6 SHARES	May 31, 2016	11.81	6.42	9.93

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares at time of launch.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.
Returns for Class R6 Shares prior to their inception date are based on the performance of the Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund and the Russell 2000 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. Morgan Small Cap Funds	June 30, 2023

JPMorgan Small Cap Growth Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	13.67%
Russell 2000 Growth Index	18.53%
Net Assets as of 6/30/2023 (In Thousands)	$4,008,364
INVESTMENT OBJECTIVE**
The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, underperformed the Russell 2000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the health care and information technology sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrial and financials were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark positions in Grocery Outlet Holding Corp. and SentinelOne Inc., and its overweight position in Cano Health Inc. Shares of Grocery Outlet Holding, a food retail chain operator, fell amid slower consumer spending on groceries and after the company reported lower-than-expected earnings for the fourth quarter of 2022. Shares of SentinelOne, a cybsercecurity provider, fell in late 2022 amid a broad sell-off in cybersecurity stocks and after the company reduced its earnings forecast for fiscal 2024. Shares of Cano Health, an operator of medical centers and pharmacies, fell sharply in the fourth quarter of 2022 amid news reports that CVS Pharmacy Inc. declined to make an acquisition offer for the company.
Leading individual contributors to relative performance included the Fund’s overweight positions in ACV Auctions Inc., Revance Therapeutics Inc. and ShockWave Medical Inc. Shares of AV Auctions, an online automobile marketplace, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2023 and raised its earnings forecast for the full year 2023. Shares of Revance Therapeutics, a pharmaceuticals developer, rose after the company forecast strong revenue growth from its treatment for facial wrinkles and after the company reported better-than-expected results for the first quarter of 2023. Shares of ShockWave Medical, a medical device manufacturer, rose after the company reported several quarters of better-than-expected earnings and revenue and amid news reports that the company was a likely acquisition target.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Super Micro Computer, Inc.	1.8%
2.	Applied Industrial Technologies, Inc.	1.7
3.	MSA Safety, Inc.	1.6
4.	CONMED Corp.	1.5
5.	KBR, Inc.	1.4
6.	Casella Waste Systems, Inc., Class A	1.4
7.	Evolent Health, Inc., Class A	1.4
8.	Simpson Manufacturing Co., Inc.	1.3
9.	Cactus, Inc., Class A	1.2
10.	Hexcel Corp.	1.2

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Industrials	25.3%
Health Care	22.1
Information Technology	18.9
Consumer Discretionary	13.0
Energy	4.0
Consumer Staples	3.4
Financials	3.4
Real Estate	1.8
Short-Term Investments	8.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

June 30, 2023	J.P. Morgan Small Cap Funds	9

JPMorgan Small Cap Growth Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

10	J.P. Morgan Small Cap Funds	June 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	July 1, 1991
With Sales Charge *		7.71%	4.26%	9.94%
Without Sales Charge		13.67	5.39	10.54
CLASS C SHARES	November 4, 1997
With CDSC **		12.13	4.87	10.09
Without CDSC		13.13	4.87	10.09
CLASS I SHARES	March 26, 1996	13.97	5.66	10.81
CLASS L SHARES	February 19, 2005	14.16	5.82	10.98
CLASS R2 SHARES	November 3, 2008	13.42	5.14	10.26
CLASS R3 SHARES	July 31, 2017	13.63	5.38	10.53
CLASS R4 SHARES	July 31, 2017	13.92	5.66	10.81
CLASS R5 SHARES	September 9, 2016	14.14	5.82	10.98
CLASS R6 SHARES	November 30, 2010	14.20	5.92	11.09

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.
Returns for Class R5 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Class L Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund and the Russell 2000 Growth Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2023	J.P. Morgan Small Cap Funds	11

JPMorgan Small Cap Sustainable Leaders Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class R5 Shares) *	9.62%
Russell 2000 Index	12.31%
Net Assets as of 6/30/2023 (In Thousands)	$55,608
INVESTMENT OBJECTIVE**
The JPMorgan Small Cap Sustainable Leaders Fund (the “Fund”) seeks capital growth over the long term.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class R5 Shares underperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the real estate and consumer staples sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care sector and its overweight position in the industrials sector was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in MillerKnoll Inc., United Natural Foods Inc. and Unifi Inc. Shares of MillerKnoll, an office furnishings company commonly known as Herman Miller, fell in October 2022 after the company issued a weaker-than-expected earnings forecast. Shares of United Natural Foods, a food distributor, fell after the company reporter lower-than-expected earnings for its fiscal third quarter and sharply lowered its 2023 earnings forecast. Shares of Unifi, a textiles manufacturer, fell after the company reported consecutive quarters of weaker-than-expected revenue.
Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in Deckers Outdoor Corp., and its overweight position in Maxar Technologies Ltd. and Apellis Pharmaceuticals Inc. Shares of Deckers Outdoor, a footwear and apparel maker, rose amid consecutive quarters of better-than-expected earnings and revenue. Shares of Maxar Technologies, a satellite imaging and aerospace company, rose after the company agreed to be acquired by Advent International Corp. for about $6.4 billion. Shares of Apellis Pharmaceuticals, a drug development company, rose amid investor expectations for FDA review of the company’s eye-disease drug candidate and news reports that the company was a potential takeover target of larger pharmaceutical companies.
HOW WAS THE FUND POSITIONED?
In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers employ a bottom-up approach to stock selection, using quantitative screening and proprietary analysis to construct a portfolio of companies that they believe are attractively valued and possess strong momentum. During the reporting period, the Fund was managed and positioned in accordance with this investment process.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	WESCO International, Inc.	3.0%
2.	AAON, Inc.	2.8
3.	KB Home	2.6
4.	Deckers Outdoor Corp.	2.5
5.	Visteon Corp.	2.5
6.	ICF International, Inc.	2.4
7.	Apellis Pharmaceuticals, Inc.	2.4
8.	Huron Consulting Group, Inc.	2.4
9.	Hilltop Holdings, Inc.	2.4
10.	American States Water Co.	2.2

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Industrials	21.9%
Health Care	17.9
Consumer Discretionary	15.0
Financials	10.6
Information Technology	10.3
Real Estate	5.6
Materials	5.0
Consumer Staples	4.9
Utilities	4.4
Communication Services	2.2
Others (each less than 1.0%)	0.6
Short-Term Investments	1.6

12	J.P. Morgan Small Cap Funds	June 30, 2023

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2023	J.P. Morgan Small Cap Funds	13

JPMorgan Small Cap Sustainable Leaders Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 31, 2016
With Sales Charge *		3.42%	(0.16)%	6.41%
Without Sales Charge		9.14	0.93	6.99
CLASS C SHARES	May 31, 2016
With CDSC **		7.59	0.43	6.61
Without CDSC		8.59	0.43	6.61
CLASS I SHARES	January 3, 2017	9.38	1.18	7.19
CLASS R2 SHARES	July 31, 2017	8.87	0.68	6.58
CLASS R3 SHARES	July 31, 2017	9.16	0.93	6.85
CLASS R4 SHARES	July 31, 2017	9.41	1.19	7.12
CLASS R5 SHARES	January 1, 1997	9.62	1.37	7.32
CLASS R6 SHARES	May 31, 2016	9.67	1.43	7.37

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class A, Class C, Class I, Class R2, Class R3, Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class R5 Shares. The actual returns of Class A, Class C, Class I, Class R2, Class R3 and Class R4 Shares would have been lower than those shown because these classes have higher expenses than Class R5 Shares. The actual returns of the Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $10,000 invested in Class R5 Shares of the JPMorgan Small Cap Sustainable Leaders Fund and the Russell 2000 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.
Class R5 Shares have no minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. Morgan Small Cap Funds	June 30, 2023

JPMorgan Small Cap Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	8.03%
Russell 2000 Value Index	6.01%
Net Assets as of 6/30/2023 (In Thousands)	$1,386,532
INVESTMENT OBJECTIVE**
The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell 2000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the industrial cyclical and retail sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the energy and systems hardware sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in Iveric Bio Inc., MoonLake Immunotherapeutics, and its overweight position in Academy Sports & Outdoors Inc. Shares of Iveric Bio, a pharmaceuticals developer, rose after Astellas Pharma Inc. agreed to acquire the company for $5.9 million. Shares of MoonLake Immunotherapeutics, a biopharmaceuticals developer, rose after the company reported positive results from Phase II clinical trials of its treatment for skin disorders. Shares of Academy Sport & Outdoors, a sporting goods and recreational products retailer, rose after the company issued a better-than-expected profit forecast and named a new chief executive officer.
Leading individual detractors from relative performance included the Fund’s overweight positions in Community Health Systems Inc., 2U Inc. and Twist Bioscience Corp. Shares of Community Health Systems, a hospitals and health care facilities operator, fell after the company reported weaker-than-expected results and higher costs for first quarter of 2023. Shares of 2U, an online educational services provider, fell amid weaker enrollments and lower-than-expected earnings for the first quarter of 2023. Shares of Twist Bioscience, a biotechnology provider, fell after the company issued a weaker-than-expected earnings forecast.
HOW WAS THE FUND POSITIONED?
In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s relative performance versus the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Rush Enterprises, Inc., Class A	1.2%
2.	Beacon Roofing Supply, Inc.	1.1
3.	Meritage Homes Corp.	1.0
4.	Encore Wire Corp.	1.0
5.	Agree Realty Corp.	0.9
6.	OFG Bancorp (Puerto Rico)	0.9
7.	Enova International, Inc.	0.9
8.	Knowles Corp.	0.9
9.	Essent Group Ltd.	0.9
10.	M/I Homes, Inc.	0.8

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	24.5%
Industrials	14.1
Real Estate	9.9
Health Care	9.9
Consumer Discretionary	9.3
Information Technology	7.4
Energy	7.0
Utilities	4.2
Materials	3.9
Consumer Staples	3.3
Communication Services	2.1
Short-Term Investments	4.4

June 30, 2023	J.P. Morgan Small Cap Funds	15

JPMorgan Small Cap Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

16	J.P. Morgan Small Cap Funds	June 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	January 27, 1995
With Sales Charge *		2.11%	2.57%	6.04%
Without Sales Charge		7.77	3.69	6.61
CLASS C SHARES	March 22, 1999
With CDSC **		6.24	3.19	6.14
Without CDSC		7.24	3.19	6.14
CLASS I SHARES	January 27, 1995	8.03	3.96	6.89
CLASS R2 SHARES	November 3, 2008	7.49	3.45	6.35
CLASS R3 SHARES	September 9, 2016	7.73	3.69	6.61
CLASS R4 SHARES	September 9, 2016	8.00	3.96	6.88
CLASS R5 SHARES	May 15, 2006	8.16	4.10	7.02
CLASS R6 SHARES	February 22, 2005	8.28	4.21	7.13

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. Prior performance for Class R3 Shares has been adjusted to reflect the differences in expenses between classes.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. Prior performance for Class R4 Shares has been adjusted to reflect the differences in expenses between classes.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Small Cap Value Fund and the Russell 2000 Value Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2023	J.P. Morgan Small Cap Funds	17

JPMorgan SMID Cap Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	9.76%
Russell 2500 Index	13.58%
Net Assets as of 6/30/2023 (In Thousands)	$337,141
INVESTMENT OBJECTIVE**
The JPMorgan SMID Cap Equity Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.
INVESTMENT PROCESS
The Fund employs a fundamental bottom-up investment process to invest in a diversified portfolio of small- to mid-cap stocks - similar to those in the Russell 2500 Index (the “Benchmark”) - and seeks to invest in companies with leading competitive advantages, predictable and durable business models and sustainable free cash flows.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the Benchmark for the twelve months ended June 30, 2023.
The Fund’s security selection in the financials and health care sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the consumer staples sector and its underweight position in the utilities sector were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark position in SVB Financial Group and its overweight positions in Catalent Inc. and Western Alliance Bancorporation. Shares of SVB Financial Group, a diversified banking company commonly known as Silicon Valley Bank, fell ahead of the bank’s collapse in March 2023 and subsequent takeover by the U.S. Federal Deposit Insurance Corp. Shares of Catalent, a pharmaceuticals maker, fell after the company lowered its 2023 earnings forecast, citing productivity and operational problems. Shares of Western Alliance, a regional bank based in Phoenix, Ariz., fell amid investor concerns about the financial stability of regional banks following the collapse of Silicon Valley Bank.
Leading individual contributors to relative performance included the Fund’s overweight positions in Allegro Microsystems Inc., Lincoln Electric Holdings Inc. and WillScot Mobile Mini Holdings Corp. Shares of Allegro Microsystems, a semiconductor manufacturer, rose amid a broad rally in semiconductor sector stocks in the first half of 2023, and after the company reported better-than-expected earnings and revenue for its fiscal fourth quarter. Shares of Lincoln Electric Holdings, an industrials machinery manufacturer, rose amid consecutive quarters of better-than-expected earnings and revenue during the period. Shares of WillScot Mini Mobile Holdings, a storage and moving company, rose amid consecutive quarters of better-than-expected earnings and revenue, and a $1 billion share repurchase plan.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employ a fundamental bottom-up investment process that seeks to invest in companies that they believe are undervalued, have leading competitive positions and predictable and durable business models. As a result of this process, the Fund’s largest allocations during the period were to the industrials and financials sectors, while the Fund’s smallest allocations were to

18	J.P. Morgan Small Cap Funds	June 30, 2023

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
the energy and basic materials sectors.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	WillScot Mobile Mini Holdings Corp.	1.6%
2.	Pool Corp.	1.6
3.	MSA Safety, Inc.	1.6
4.	STERIS plc	1.5
5.	TransUnion	1.5
6.	Encompass Health Corp.	1.4
7.	WEX, Inc.	1.4
8.	LPL Financial Holdings, Inc.	1.4
9.	Waste Connections, Inc.	1.4
10.	Power Integrations, Inc.	1.3

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Industrials	28.6%
Financials	16.4
Information Technology	11.8
Health Care	11.8
Consumer Discretionary	10.5
Real Estate	6.4
Consumer Staples	5.4
Materials	3.8
Utilities	1.1
Others (each less than 1.0%)	0.7
Short-Term Investments	3.5

June 30, 2023	J.P. Morgan Small Cap Funds	19

JPMorgan SMID Cap Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	May 1, 1992
With Sales Charge *		3.76%	4.21%	7.65%
Without Sales Charge		9.53	5.34	8.23
CLASS C SHARES	March 22, 1999
With CDSC **		8.02	4.82	7.74
Without CDSC		9.02	4.82	7.74
CLASS I SHARES	June 1, 1991	9.76	5.60	8.50
CLASS R3 SHARES	September 9, 2016	9.49	5.34	8.23
CLASS R4 SHARES	September 9, 2016	9.87	5.61	8.50
CLASS R6 SHARES	November 2, 2015	10.09	5.87	8.71

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to those of Class A Shares.
Returns for Class R4 and Class R6 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown for Class I Shares because Class R4 Shares have similar expenses to Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan SMID Cap Equity Fund and the Russell 2500 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Effective November 1, 2020, the Fund changed its investment strategies. The Fund’s past performance would have been different if the Fund were managed using the current strategies. Past performance is not necessarily an indication of how any class of the Fund will perform in the future.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

20	J.P. Morgan Small Cap Funds	June 30, 2023

JPMorgan U.S. Small Company Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	14.63%
Russell 2000 Index	12.31%
Net Assets as of 6/30/2023 (In Thousands)	$933,292
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares outperformed the Russell 2000 Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the industrials sectors and consumer discretionary was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the information technology and consumer staples sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Reata Pharmaceuticals Inc., Catalyst Pharmaceuticals Inc. and Inspire Medical Systems Inc. Shares of Reata Pharmaceuticals, a biopharmaceuticals developer, rose sharply after U.S. Food and Drug Administration approved of the company’s treatment for Friedreich’s ataxia. Shares of Catalyst Pharmaceuticals, a biotechnology developer, rose after the company reported consecutive quarters of better-than-expected earnings and revenue and amid investor expectations that the company would become a takeover target. Shares of Inspire Medical Systems, a medical technology provider, rose after the company reported consecutive quarters of better-than-expected earnings and revenue.
Leading individual detractors from relative performance included the Fund’s overweight positions in CommScope Holding Co., MillerKnoll Inc. and Fate Therapeutics Inc. Shares of CommScope Holding, a communications equipment provider, fell amid consecutive quarters of weaker-than-expected revenue. Shares of MillerKnoll, an office furnishings company also known as Herman Miller, fell in October 2022 after the company issued a weaker-than-expected earnings forecast. Shares of Fate Therapeutics, a developer of immune therapies, fell after the company ended its collaboration agreement with Jansen Biotech Inc.
HOW WAS THE FUND POSITIONED?
In accordance with its investment process, the Fund’s portfolio managers take limited sector bets and construct the Fund so that stock selection is typically the primary driver of the Fund’s performance relative to the Benchmark. The Fund’s portfolio managers use a quantitative ranking methodology to identify stocks in each sector that, in their view, trade at attractive levels. Through bottom-up fundamental research, they seek companies that they believe have attractive valuations, exhibit high earnings quality and have management teams that make effective capital deployment decisions. During the reporting period, the Fund was managed and positioned in accordance with this investment process.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Inspire Medical Systems, Inc.	0.9%
2.	Atkore, Inc.	0.8
3.	Taylor Morrison Home Corp.	0.8
4.	Beacon Roofing Supply, Inc.	0.8
5.	Sonos, Inc.	0.8
6.	MYR Group, Inc.	0.7
7.	Comfort Systems USA, Inc.	0.7
8.	WESCO International, Inc.	0.7
9.	Agree Realty Corp.	0.7
10.	elf Beauty, Inc.	0.7

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Industrials	17.4%
Health Care	16.3
Financials	15.0
Information Technology	12.7
Consumer Discretionary	10.3
Energy	5.2
Real Estate	5.2
Consumer Staples	4.8
Materials	3.4
Utilities	2.6
Communication Services	2.2
Short-Term Investments	4.9

June 30, 2023	J.P. Morgan Small Cap Funds	21

JPMorgan U.S. Small Company Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

22	J.P. Morgan Small Cap Funds	June 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2007
With Sales Charge *		8.22%	3.85%	7.79%
Without Sales Charge		14.22	4.98	8.37
CLASS C SHARES	November 1, 2007
With CDSC **		12.66	4.46	7.94
Without CDSC		13.66	4.46	7.94
CLASS I SHARES	September 10, 2001	14.47	5.26	8.65
CLASS L SHARES	November 4, 1993	14.63	5.42	8.83
CLASS R2 SHARES	November 1, 2011	13.95	4.72	8.11
CLASS R3 SHARES	September 9, 2016	14.16	4.98	8.38
CLASS R4 SHARES	September 9, 2016	14.49	5.24	8.65
CLASS R5 SHARES	September 9, 2016	14.63	5.41	8.82
CLASS R6 SHARES	November 1, 2011	14.76	5.51	8.93

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.
Returns for Class R5 Shares prior to their inception date are based on the performance of the Class L Shares. The actual returns of Class R5 Shares would have been similar to those shown because Class R5 Shares have similar expenses to Class L Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Small Company Fund and the Russell 2000 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2023	J.P. Morgan Small Cap Funds	23

JPMorgan Small Cap Blend Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.7%
Aerospace & Defense — 1.2%
AerSale Corp. *	352	5,168
Hexcel Corp.	112	8,529
Moog, Inc., Class A	20	2,169
		15,866
Automobile Components — 1.0%
Atmus Filtration Technologies, Inc. * (a)	100	2,186
Fox Factory Holding Corp. *	36	3,951
LCI Industries	30	3,749
Patrick Industries, Inc.	40	3,200
		13,086
Automobiles — 0.2%
Winnebago Industries, Inc. (a)	47	3,118
Banks — 7.3%
BancFirst Corp.	24	2,219
Camden National Corp.	108	3,342
City Holding Co. (a)	55	4,933
Columbia Banking System, Inc.	375	7,616
First Busey Corp.	345	6,945
First Commonwealth Financial Corp.	389	4,927
First Financial Bankshares, Inc.	76	2,178
First Merchants Corp.	180	5,074
Heritage Commerce Corp.	549	4,548
Independent Bank Corp.	90	4,000
Independent Bank Corp.	416	7,052
Lakeland Bancorp, Inc.	300	4,012
Old National Bancorp	548	7,634
Pinnacle Financial Partners, Inc.	38	2,177
Premier Financial Corp.	235	3,760
Simmons First National Corp., Class A	220	3,798
SouthState Corp.	126	8,259
TriCo Bancshares	154	5,105
WSFS Financial Corp.	207	7,808
		95,387
Beverages — 0.5%
Primo Water Corp.	484	6,072
Biotechnology — 6.0%
ACELYRIN, Inc. *	235	4,913
ADC Therapeutics SA (Switzerland) * (a)	207	446
Agios Pharmaceuticals, Inc. *	117	3,317
Alector, Inc. *	178	1,071
Allogene Therapeutics, Inc. * (a)	233	1,160
INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued
Amicus Therapeutics, Inc. *	645	8,094
Apellis Pharmaceuticals, Inc. *	46	4,204
Arrowhead Pharmaceuticals, Inc. *	159	5,653
Atara Biotherapeutics, Inc. *	409	659
Blueprint Medicines Corp. *	92	5,792
Coherus Biosciences, Inc. *	404	1,724
G1 Therapeutics, Inc. *	206	513
Halozyme Therapeutics, Inc. *	222	7,990
Heron Therapeutics, Inc. * (a)	657	762
Natera, Inc. *	132	6,429
PMV Pharmaceuticals, Inc. * (a)	157	985
REGENXBIO, Inc. *	193	3,865
Relay Therapeutics, Inc. *	195	2,450
REVOLUTION Medicines, Inc. *	223	5,968
Sage Therapeutics, Inc. *	104	4,899
Twist Bioscience Corp. * (a)	238	4,865
Verve Therapeutics, Inc. *	106	1,985
		77,744
Broadline Retail — 0.4%
Global-e Online Ltd. (Israel) *	136	5,551
Building Products — 3.8%
AAON, Inc.	71	6,726
Advanced Drainage Systems, Inc.	48	5,407
AZZ, Inc.	158	6,867
CSW Industrials, Inc.	39	6,466
Hayward Holdings, Inc. *	549	7,057
Simpson Manufacturing Co., Inc.	67	9,319
UFP Industries, Inc.	75	7,268
		49,110
Capital Markets — 1.6%
Donnelley Financial Solutions, Inc. *	64	2,935
Evercore, Inc., Class A	45	5,600
Hamilton Lane, Inc., Class A	15	1,180
LPL Financial Holdings, Inc.	25	5,429
Virtus Investment Partners, Inc.	27	5,325
		20,469
Chemicals — 3.0%
Chase Corp.	58	7,086
Diversey Holdings Ltd. * (a)	739	6,201
Hawkins, Inc.	125	5,953
HB Fuller Co.	100	7,140
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Small Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Chemicals — continued
Innospec, Inc.	65	6,518
Stepan Co.	65	6,202
		39,100
Commercial Services & Supplies — 2.5%
ACV Auctions, Inc., Class A *	340	5,863
Brady Corp., Class A	117	5,584
Casella Waste Systems, Inc., Class A *	108	9,717
MSA Safety, Inc.	66	11,515
		32,679
Communications Equipment — 0.5%
Ciena Corp. *	54	2,299
Viavi Solutions, Inc. *	390	4,413
		6,712
Construction & Engineering — 2.2%
Comfort Systems USA, Inc.	56	9,238
EMCOR Group, Inc.	36	6,607
MasTec, Inc. *	43	5,104
Valmont Industries, Inc.	28	8,159
		29,108
Consumer Staples Distribution & Retail — 0.9%
Chefs' Warehouse, Inc. (The) *	61	2,172
Grocery Outlet Holding Corp. *	175	5,349
Performance Food Group Co. *	70	4,230
		11,751
Diversified Consumer Services — 0.4%
Bright Horizons Family Solutions, Inc. *	57	5,280
Diversified Telecommunication Services — 0.2%
Iridium Communications, Inc.	39	2,442
Electric Utilities — 0.4%
Portland General Electric Co.	122	5,705
Electrical Equipment — 1.5%
Bloom Energy Corp., Class A * (a)	330	5,390
NEXTracker, Inc., Class A * (a)	161	6,422
Shoals Technologies Group, Inc., Class A *	304	7,761
		19,573
Electronic Equipment, Instruments & Components — 2.6%
Fabrinet (Thailand) *	26	3,363
Insight Enterprises, Inc. *	28	4,119
Knowles Corp. *	320	5,771
Littelfuse, Inc.	15	4,322
INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — continued
Plexus Corp. *	46	4,565
TTM Technologies, Inc. *	449	6,246
Vishay Intertechnology, Inc.	175	5,149
		33,535
Energy Equipment & Services — 1.9%
Cactus, Inc., Class A	204	8,619
ChampionX Corp.	227	7,032
RPC, Inc.	266	1,904
TechnipFMC plc (United Kingdom) *	429	7,139
		24,694
Financial Services — 1.9%
Flywire Corp. *	126	3,908
PennyMac Financial Services, Inc.	94	6,591
Radian Group, Inc.	319	8,070
Remitly Global, Inc. *	349	6,561
		25,130
Food Products — 1.3%
Flowers Foods, Inc.	180	4,473
Freshpet, Inc. * (a)	100	6,614
Hostess Brands, Inc. *	249	6,304
		17,391
Gas Utilities — 1.2%
Chesapeake Utilities Corp.	40	4,754
ONE Gas, Inc.	103	7,898
Southwest Gas Holdings, Inc.	40	2,546
		15,198
Ground Transportation — 1.2%
Marten Transport Ltd.	344	7,405
Saia, Inc. *	24	8,134
		15,539
Health Care Equipment & Supplies — 3.2%
CONMED Corp.	79	10,708
Establishment Labs Holdings, Inc. (Costa Rica) * (a)	53	3,669
Inari Medical, Inc. *	61	3,571
iRhythm Technologies, Inc. *	75	7,810
Outset Medical, Inc. *	269	5,877
Shockwave Medical, Inc. *	16	4,524
Utah Medical Products, Inc.	55	5,120
		41,279
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	25

JPMorgan Small Cap Blend Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — 3.6%
Acadia Healthcare Co., Inc. *	79	6,268
Accolade, Inc. *	400	5,392
Amedisys, Inc. *	39	3,536
Cano Health, Inc. * (a)	962	1,337
Encompass Health Corp.	155	10,476
Ensign Group, Inc. (The)	60	5,720
ModivCare, Inc. *	60	2,710
Patterson Cos., Inc.	342	11,391
		46,830
Health Care Technology — 0.7%
Evolent Health, Inc., Class A *	320	9,705
Hotel & Resort REITs — 0.5%
RLJ Lodging Trust	305	3,138
Sunstone Hotel Investors, Inc.	325	3,287
		6,425
Hotels, Restaurants & Leisure — 4.1%
Bloomin' Brands, Inc. (a)	135	3,628
Boyd Gaming Corp.	116	8,024
Cava Group, Inc. *	63	2,570
Everi Holdings, Inc. *	397	5,735
Jack in the Box, Inc.	32	3,169
Life Time Group Holdings, Inc. *	281	5,532
Marriott Vacations Worldwide Corp.	30	3,704
Papa John's International, Inc.	59	4,350
Planet Fitness, Inc., Class A *	74	4,974
Six Flags Entertainment Corp. *	161	4,178
Texas Roadhouse, Inc.	72	8,115
		53,979
Household Durables — 1.4%
Helen of Troy Ltd. *	30	3,215
La-Z-Boy, Inc.	110	3,149
M/I Homes, Inc. *	50	4,357
MDC Holdings, Inc.	70	3,273
Sonos, Inc. * (a)	274	4,486
		18,480
Industrial REITs — 1.8%
Plymouth Industrial REIT, Inc.	200	4,599
Rexford Industrial Realty, Inc.	100	5,219
Terreno Realty Corp.	236	14,201
		24,019
INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — 2.0%
Kinsale Capital Group, Inc.	8	2,865
Safety Insurance Group, Inc.	118	8,480
Selective Insurance Group, Inc.	148	14,182
		25,527
Interactive Media & Services — 0.8%
IAC, Inc. *	105	6,585
TripAdvisor, Inc. *	248	4,100
		10,685
IT Services — 0.5%
DigitalOcean Holdings, Inc. * (a)	99	4,000
Globant SA *	17	3,015
		7,015
Life Sciences Tools & Services — 0.0% ^
Personalis, Inc. *	263	494
Machinery — 4.7%
Alamo Group, Inc.	50	9,179
Chart Industries, Inc. * (a)	37	5,967
EnPro Industries, Inc.	18	2,467
ITT, Inc.	84	7,833
John Bean Technologies Corp.	56	6,733
Kadant, Inc.	32	7,115
Lincoln Electric Holdings, Inc.	30	5,951
Mueller Industries, Inc.	70	6,102
Watts Water Technologies, Inc., Class A	50	9,170
		60,517
Media — 0.6%
Cable One, Inc.	8	5,518
John Wiley & Sons, Inc., Class A	67	2,280
		7,798
Mortgage Real Estate Investment Trusts (REITs) — 0.2%
Ladder Capital Corp.	258	2,796
Multi-Utilities — 0.4%
Unitil Corp.	104	5,266
Office REITs — 0.8%
Equity Commonwealth	319	6,458
Highwoods Properties, Inc.	155	3,704
		10,162
Oil, Gas & Consumable Fuels — 2.2%
Chord Energy Corp.	45	7,005
CNX Resources Corp. *	125	2,217
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Small Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
Matador Resources Co.	260	13,588
PDC Energy, Inc.	50	3,555
SM Energy Co.	82	2,596
		28,961
Personal Care Products — 1.4%
Edgewell Personal Care Co.	165	6,805
elf Beauty, Inc. *	57	6,479
Inter Parfums, Inc.	33	4,556
		17,840
Pharmaceuticals — 1.5%
Arvinas, Inc. *	116	2,888
Intra-Cellular Therapies, Inc. *	118	7,455
Prestige Consumer Healthcare, Inc. *	60	3,591
Revance Therapeutics, Inc. *	231	5,834
		19,768
Professional Services — 1.8%
ASGN, Inc. *	55	4,155
ExlService Holdings, Inc. *	43	6,474
KBR, Inc.	155	10,096
Paycor HCM, Inc. *	109	2,591
		23,316
Residential REITs — 0.6%
American Homes 4 Rent, Class A	120	4,251
Centerspace	48	2,963
		7,214
Retail REITs — 1.2%
Agree Realty Corp.	140	9,138
Kite Realty Group Trust	299	6,692
		15,830
Semiconductors & Semiconductor Equipment — 2.8%
Allegro MicroSystems, Inc. (Japan) *	123	5,535
Amkor Technology, Inc.	170	5,070
Cohu, Inc. *	65	2,702
Credo Technology Group Holding Ltd. *	209	3,614
MKS Instruments, Inc. (a)	37	4,025
Power Integrations, Inc.	49	4,590
Rambus, Inc. *	122	7,854
Synaptics, Inc. *	31	2,641
		36,031
INVESTMENTS	SHARES (000)	VALUE ($000)

Software — 6.4%
BlackLine, Inc. *	85	4,564
Box, Inc., Class A *	229	6,740
Clear Secure, Inc., Class A (a)	146	3,379
Confluent, Inc., Class A *	199	7,039
CyberArk Software Ltd. *	53	8,244
Elastic NV *	60	3,847
Envestnet, Inc. *	122	7,229
Everbridge, Inc. *	90	2,409
Five9, Inc. *	76	6,287
Gitlab, Inc., Class A *	45	2,306
HashiCorp, Inc., Class A *	222	5,823
JFrog Ltd. (Israel) *	137	3,786
New Relic, Inc. *	102	6,672
SentinelOne, Inc., Class A * (a)	294	4,436
Smartsheet, Inc., Class A *	144	5,498
Vertex, Inc., Class A *	227	4,432
		82,691
Specialized REITs — 0.8%
CubeSmart	107	4,782
Rayonier, Inc.	160	5,018
		9,800
Specialty Retail — 2.8%
Burlington Stores, Inc. *	19	3,057
Floor & Decor Holdings, Inc., Class A * (a)	49	5,088
Group 1 Automotive, Inc.	30	7,731
Lithia Motors, Inc., Class A	19	5,650
National Vision Holdings, Inc. *	185	4,501
Petco Health & Wellness Co., Inc. * (a)	445	3,956
Urban Outfitters, Inc. *	199	6,592
		36,575
Technology Hardware, Storage & Peripherals — 1.0%
Super Micro Computer, Inc. *	52	12,867
Textiles, Apparel & Luxury Goods — 1.3%
Kontoor Brands, Inc.	115	4,833
Movado Group, Inc.	95	2,548
Oxford Industries, Inc.	35	3,442
Steven Madden Ltd.	181	5,941
		16,764
Trading Companies & Distributors — 4.4%
Air Lease Corp.	125	5,232
Applied Industrial Technologies, Inc.	133	19,281
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	27

JPMorgan Small Cap Blend Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Trading Companies & Distributors — continued
Beacon Roofing Supply, Inc. *	76	6,323
McGrath RentCorp	80	7,386
Rush Enterprises, Inc., Class A	94	5,702
SiteOne Landscape Supply, Inc. *	30	5,102
WESCO International, Inc.	45	7,968
		56,994
Water Utilities — 0.5%
American States Water Co.	69	6,041
Total Common Stocks (Cost $1,115,222)		1,271,909
Short-Term Investments — 6.2%
Investment Companies — 2.3%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (b) (c) (Cost $29,695)	29,690	29,696
Investment of Cash Collateral from Securities Loaned — 3.9%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (b) (c)	45,252	45,257
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (c)	5,475	5,475
Total Investment of Cash Collateral from Securities Loaned (Cost $50,734)		50,732
Total Short-Term Investments (Cost $80,429)		80,428
Total Investments — 103.9% (Cost $1,195,651)		1,352,337
Liabilities in Excess of Other Assets — (3.9)%		(51,127)
NET ASSETS — 100.0%		1,301,210

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2023. The total value of securities on loan at June 30, 2023 is $49,439.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Small Cap Funds	June 30, 2023

JPMorgan Small Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.0%
Aerospace & Defense — 0.9%
Woodward, Inc.	420	49,992
Automobile Components — 1.0%
LCI Industries	457	57,796
Banks — 6.3%
BankUnited, Inc.	1,635	35,237
Commerce Bancshares, Inc. (a)	899	43,796
Cullen/Frost Bankers, Inc. (a)	505	54,260
First Financial Bancorp	2,380	48,645
First Hawaiian, Inc. (a)	2,299	41,402
First Interstate BancSystem, Inc., Class A	1,792	42,724
ServisFirst Bancshares, Inc. (a)	933	38,182
Wintrust Financial Corp.	877	63,700
		367,946
Beverages — 1.0%
Primo Water Corp.	4,794	60,118
Building Products — 3.4%
AZEK Co., Inc. (The) *	1,819	55,099
Hayward Holdings, Inc. *	5,135	65,985
Simpson Manufacturing Co., Inc.	531	73,468
		194,552
Capital Markets — 5.0%
AssetMark Financial Holdings, Inc. *	1,689	50,085
Evercore, Inc., Class A	575	71,101
Moelis & Co., Class A (a)	1,038	47,076
Morningstar, Inc.	276	54,182
StepStone Group, Inc., Class A	2,603	64,569
		287,013
Chemicals — 2.4%
Axalta Coating Systems Ltd. *	1,221	40,067
Perimeter Solutions SA * (a)	4,829	29,699
Quaker Chemical Corp.	355	69,189
		138,955
Commercial Services & Supplies — 8.4%
Brady Corp., Class A (a)	1,123	53,426
Casella Waste Systems, Inc., Class A *	933	84,398
Driven Brands Holdings, Inc. *	2,660	71,990
MSA Safety, Inc.	553	96,118
RB Global, Inc. (Canada) (a)	1,153	69,182
INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — continued
Stericycle, Inc. *	1,406	65,294
UniFirst Corp.	313	48,538
		488,946
Construction & Engineering — 1.7%
WillScot Mobile Mini Holdings Corp. *	2,117	101,172
Consumer Staples Distribution & Retail — 3.6%
BJ's Wholesale Club Holdings, Inc. *	1,029	64,823
Casey's General Stores, Inc.	259	63,323
Performance Food Group Co. *	1,349	81,263
		209,409
Containers & Packaging — 1.4%
AptarGroup, Inc.	717	83,076
Diversified Consumer Services — 1.4%
Bright Horizons Family Solutions, Inc. *	865	79,999
Electric Utilities — 1.2%
Portland General Electric Co.	1,446	67,721
Electrical Equipment — 1.1%
Generac Holdings, Inc. *	319	47,658
Shoals Technologies Group, Inc., Class A *	604	15,432
		63,090
Electronic Equipment, Instruments & Components — 3.4%
Badger Meter, Inc.	450	66,470
Fabrinet (Thailand) *	109	14,215
nLight, Inc. *	2,189	33,747
Novanta, Inc. *	441	81,123
		195,555
Financial Services — 1.4%
WEX, Inc. *	459	83,608
Food Products — 1.8%
Freshpet, Inc. * (a)	710	46,714
Utz Brands, Inc. (a)	3,363	55,026
		101,740
Ground Transportation — 2.4%
Knight-Swift Transportation Holdings, Inc.	1,028	57,116
Landstar System, Inc.	350	67,309
Lyft, Inc., Class A *	1,608	15,421
		139,846
Health Care Equipment & Supplies — 3.9%
Envista Holdings Corp. * (a)	1,474	49,884
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	29

JPMorgan Small Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Equipment & Supplies — continued
ICU Medical, Inc. *	417	74,348
Neogen Corp. *	2,201	47,866
QuidelOrtho Corp. *	637	52,739
		224,837
Health Care Providers & Services — 6.1%
Agiliti, Inc. * (a)	3,428	56,554
Chemed Corp.	133	72,173
Encompass Health Corp.	1,449	98,126
HealthEquity, Inc. *	1,217	76,802
Progyny, Inc. *	1,317	51,821
		355,476
Health Care Technology — 1.3%
Certara, Inc. * (a)	2,181	39,710
Definitive Healthcare Corp. * (a)	3,047	33,523
		73,233
Hotel & Resort REITs — 1.1%
Ryman Hospitality Properties, Inc.	697	64,716
Hotels, Restaurants & Leisure — 3.0%
Monarch Casino & Resort, Inc.	505	35,580
Planet Fitness, Inc., Class A *	1,002	67,538
Wendy's Co. (The)	3,259	70,889
		174,007
Industrial REITs — 1.3%
EastGroup Properties, Inc.	445	77,230
Insurance — 2.2%
Kinsale Capital Group, Inc.	146	54,518
RLI Corp.	514	70,173
		124,691
Leisure Products — 2.3%
Acushnet Holdings Corp. (a)	1,093	59,770
Brunswick Corp.	854	73,994
		133,764
Life Sciences Tools & Services — 0.9%
Azenta, Inc. * (a)	1,000	46,676
Syneos Health, Inc. *	154	6,494
		53,170
Machinery — 5.8%
Douglas Dynamics, Inc.	996	29,757
Gates Industrial Corp. plc *	3,028	40,813
INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — continued
Hillman Solutions Corp. *	6,341	57,132
Lincoln Electric Holdings, Inc. (a)	396	78,713
RBC Bearings, Inc. *	348	75,656
Toro Co. (The)	548	55,755
		337,826
Multi-Utilities — 1.1%
NorthWestern Corp.	1,080	61,291
Oil, Gas & Consumable Fuels — 0.8%
DT Midstream, Inc.	896	44,393
Passenger Airlines — 0.8%
Alaska Air Group, Inc. *	926	49,241
Professional Services — 2.7%
First Advantage Corp. *	3,920	60,397
Paycor HCM, Inc. * (a)	2,410	57,049
Verra Mobility Corp. *	1,889	37,253
		154,699
Real Estate Management & Development — 0.7%
Cushman & Wakefield plc *	4,846	39,640
Retail REITs — 1.1%
NNN REIT, Inc.	1,438	61,514
Semiconductors & Semiconductor Equipment — 3.8%
Allegro MicroSystems, Inc. (Japan) *	1,079	48,692
MACOM Technology Solutions Holdings, Inc. *	1,315	86,172
Power Integrations, Inc.	911	86,307
		221,171
Software — 4.5%
Clearwater Analytics Holdings, Inc., Class A * (a)	3,432	54,469
Envestnet, Inc. *	886	52,572
Guidewire Software, Inc. *	664	50,535
nCino, Inc. * (a)	1,349	40,636
Q2 Holdings, Inc. *	424	13,086
Workiva, Inc. *	484	49,197
		260,495
Specialized REITs — 1.9%
CubeSmart	1,317	58,812
Outfront Media, Inc.	3,448	54,212
		113,024
Specialty Retail — 1.5%
Leslie's, Inc. * (a)	4,579	43,000
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Small Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — continued
National Vision Holdings, Inc. *	1,032	25,076
Savers Value Village, Inc. *	880	20,849
		88,925
Textiles, Apparel & Luxury Goods — 0.7%
Carter's, Inc. (a)	597	43,341
Trading Companies & Distributors — 1.7%
Applied Industrial Technologies, Inc.	483	69,944
Core & Main, Inc., Class A * (a)	867	27,180
		97,124
Total Common Stocks (Cost $4,290,909)		5,624,342
Short-Term Investments — 8.1%
Investment Companies — 2.8%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (b) (c) (Cost $162,010)	161,995	162,027
Investment of Cash Collateral from Securities Loaned — 5.3%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (b) (c)	247,035	247,060
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (c)	61,968	61,967
Total Investment of Cash Collateral from Securities Loaned (Cost $309,031)		309,027
Total Short-Term Investments (Cost $471,041)		471,054
Total Investments — 105.1% (Cost $4,761,950)		6,095,396
Liabilities in Excess of Other Assets — (5.1)%		(296,476)
NET ASSETS — 100.0%		5,798,920

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2023. The total value of securities on loan at June 30, 2023 is $301,326.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	31

JPMorgan Small Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.4%
Aerospace & Defense — 1.3%
Hexcel Corp.	680	51,712
Automobile Components — 1.2%
Fox Factory Holding Corp. *	220	23,933
LCI Industries	180	22,711
		46,644
Automobiles — 0.5%
Winnebago Industries, Inc. (a)	283	18,876
Banks — 0.7%
First Financial Bankshares, Inc.	463	13,178
Pinnacle Financial Partners, Inc.	232	13,171
		26,349
Biotechnology — 11.8%
ACELYRIN, Inc. * (a)	1,425	29,775
ADC Therapeutics SA (Switzerland) * (a)	1,238	2,662
Agios Pharmaceuticals, Inc. *	709	20,089
Alector, Inc. *	1,074	6,457
Allogene Therapeutics, Inc. * (a)	1,408	6,998
Amicus Therapeutics, Inc. *	3,907	49,076
Apellis Pharmaceuticals, Inc. *	280	25,471
Arrowhead Pharmaceuticals, Inc. *	961	34,264
Atara Biotherapeutics, Inc. *	2,461	3,962
Blueprint Medicines Corp. *	555	35,105
Coherus Biosciences, Inc. * (a)	2,439	10,415
G1 Therapeutics, Inc. *	1,234	3,071
Halozyme Therapeutics, Inc. *	1,343	48,443
Heron Therapeutics, Inc. * (a)	3,952	4,584
Natera, Inc. *	801	38,973
PMV Pharmaceuticals, Inc. * (a)	1,234	7,725
REGENXBIO, Inc. *	1,171	23,413
Relay Therapeutics, Inc. *	1,181	14,827
REVOLUTION Medicines, Inc. *	1,352	36,171
Sage Therapeutics, Inc. *	631	29,689
Twist Bioscience Corp. *	1,441	29,474
Verve Therapeutics, Inc. * (a)	640	12,004
		472,648
Broadline Retail — 0.8%
Global-e Online Ltd. (Israel) *	822	33,643
Building Products — 3.2%
AAON, Inc.	430	40,772
INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — continued
Advanced Drainage Systems, Inc.	288	32,770
Simpson Manufacturing Co., Inc.	408	56,503
		130,045
Capital Markets — 1.0%
Evercore, Inc., Class A	275	33,941
Hamilton Lane, Inc., Class A	89	7,118
		41,059
Commercial Services & Supplies — 4.1%
ACV Auctions, Inc., Class A *	2,058	35,538
Casella Waste Systems, Inc., Class A *	651	58,918
MSA Safety, Inc.	402	69,828
		164,284
Communications Equipment — 0.3%
Ciena Corp. *	327	13,909
Construction & Engineering — 3.0%
EMCOR Group, Inc.	217	40,047
MasTec, Inc. * (a)	262	30,932
Valmont Industries, Inc.	170	49,467
		120,446
Consumer Staples Distribution & Retail — 1.8%
Chefs' Warehouse, Inc. (The) *	367	13,112
Grocery Outlet Holding Corp. *	1,059	32,414
Performance Food Group Co. *	425	25,629
		71,155
Diversified Consumer Services — 0.8%
Bright Horizons Family Solutions, Inc. *	346	31,995
Electrical Equipment — 3.0%
Bloom Energy Corp., Class A * (a)	2,001	32,712
NEXTracker, Inc., Class A * (a)	979	38,971
Shoals Technologies Group, Inc., Class A *	1,841	47,053
		118,736
Electronic Equipment, Instruments & Components — 0.6%
Littelfuse, Inc.	90	26,186
Energy Equipment & Services — 2.4%
Cactus, Inc., Class A	1,235	52,260
TechnipFMC plc (United Kingdom) *	2,608	43,339
		95,599
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Small Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Financial Services — 1.6%
Flywire Corp. *	763	23,674
Remitly Global, Inc. *	2,113	39,773
		63,447
Food Products — 1.0%
Freshpet, Inc. * (a)	609	40,094
Ground Transportation — 1.2%
Saia, Inc. * (a)	144	49,315
Health Care Equipment & Supplies — 5.5%
CONMED Corp. (a)	478	64,934
Establishment Labs Holdings, Inc. (Costa Rica) * (a)	324	22,224
Inari Medical, Inc. *	372	21,629
iRhythm Technologies, Inc. *	454	47,347
Outset Medical, Inc. *	1,764	38,587
Shockwave Medical, Inc. *	96	27,412
		222,133
Health Care Providers & Services — 2.5%
Acadia Healthcare Co., Inc. *	477	37,992
Accolade, Inc. *	2,426	32,673
Amedisys, Inc. *	234	21,416
Cano Health, Inc. * (a)	5,803	8,066
		100,147
Health Care Technology — 1.5%
Evolent Health, Inc., Class A *	1,942	58,848
Hotels, Restaurants & Leisure — 6.3%
Boyd Gaming Corp.	701	48,647
Cava Group, Inc. * (a)	380	15,560
Life Time Group Holdings, Inc. * (a)	1,705	33,528
Marriott Vacations Worldwide Corp.	183	22,432
Papa John's International, Inc.	357	26,354
Planet Fitness, Inc., Class A *	447	30,141
Six Flags Entertainment Corp. *	974	25,314
Texas Roadhouse, Inc.	438	49,199
		251,175
Household Durables — 1.2%
Helen of Troy Ltd. * (a)	185	19,964
Sonos, Inc. *	1,664	27,180
		47,144
Industrial REITs — 1.2%
Terreno Realty Corp.	827	49,717
INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — 0.4%
Kinsale Capital Group, Inc.	46	17,344
IT Services — 1.1%
DigitalOcean Holdings, Inc. * (a)	604	24,233
Globant SA *	101	18,255
		42,488
Life Sciences Tools & Services — 0.1%
Personalis, Inc. *	1,575	2,961
Machinery — 3.1%
Chart Industries, Inc. * (a)	226	36,164
ITT, Inc.	509	47,488
John Bean Technologies Corp.	337	40,816
		124,468
Oil, Gas & Consumable Fuels — 2.0%
Chord Energy Corp.	126	19,320
Matador Resources Co.	834	43,644
SM Energy Co.	497	15,713
		78,677
Personal Care Products — 1.0%
elf Beauty, Inc. *	344	39,268
Pharmaceuticals — 2.4%
Arvinas, Inc. *	705	17,488
Intra-Cellular Therapies, Inc. *	714	45,193
Revance Therapeutics, Inc. *	1,397	35,360
		98,041
Professional Services — 2.9%
ExlService Holdings, Inc. *	260	39,244
KBR, Inc. (a)	941	61,217
Paycor HCM, Inc. * (a)	662	15,683
		116,144
Semiconductors & Semiconductor Equipment — 3.9%
Allegro MicroSystems, Inc. (Japan) *	743	33,545
Credo Technology Group Holding Ltd. * (a)	1,263	21,893
MKS Instruments, Inc. (a)	225	24,383
Power Integrations, Inc.	294	27,809
Rambus, Inc. *	742	47,617
		155,247
Software — 12.5%
BlackLine, Inc. *	514	27,658
Box, Inc., Class A *	1,391	40,855
Clear Secure, Inc., Class A (a)	883	20,463
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	33

JPMorgan Small Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Software — continued
Confluent, Inc., Class A *	1,209	42,671
CyberArk Software Ltd. *	320	49,981
Elastic NV *	363	23,303
Envestnet, Inc. *	738	43,825
Everbridge, Inc. *	542	14,578
Five9, Inc. *	462	38,105
Gitlab, Inc., Class A * (a)	273	13,951
HashiCorp, Inc., Class A *	1,348	35,292
JFrog Ltd. (Israel) *	828	22,933
New Relic, Inc. *	618	40,445
SentinelOne, Inc., Class A * (a)	1,780	26,881
Smartsheet, Inc., Class A *	871	33,321
Vertex, Inc., Class A *	1,377	26,855
		501,117
Specialized REITs — 0.7%
CubeSmart	649	28,977
Specialty Retail — 3.4%
Burlington Stores, Inc. *	118	18,510
Floor & Decor Holdings, Inc., Class A * (a)	296	30,833
Lithia Motors, Inc., Class A (a)	112	34,239
National Vision Holdings, Inc. * (a)	1,123	27,272
Petco Health & Wellness Co., Inc. * (a)	2,693	23,965
		134,819
Technology Hardware, Storage & Peripherals — 1.9%
Super Micro Computer, Inc. *	313	78,034
Trading Companies & Distributors — 5.5%
Air Lease Corp.	757	31,708
Applied Industrial Technologies, Inc.	511	74,016
Rush Enterprises, Inc., Class A	569	34,557
SiteOne Landscape Supply, Inc. * (a)	185	30,922
WESCO International, Inc.	270	48,310
		219,513
Total Common Stocks (Cost $3,498,393)		3,982,404
INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 8.7%
Investment Companies — 1.5%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (b) (c) (Cost $62,311)	62,300	62,312
Investment of Cash Collateral from Securities Loaned — 7.2%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (b) (c)	235,990	236,014
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (c)	50,951	50,951
Total Investment of Cash Collateral from Securities Loaned (Cost $286,978)		286,965
Total Short-Term Investments (Cost $349,289)		349,277
Total Investments — 108.1% (Cost $3,847,682)		4,331,681
Liabilities in Excess of Other Assets — (8.1)%		(323,317)
NET ASSETS — 100.0%		4,008,364

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2023. The total value of securities on loan at June 30, 2023 is $280,844.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Small Cap Funds	June 30, 2023

JPMorgan Small Cap Sustainable Leaders Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.0%
Automobile Components — 2.5%
Visteon Corp. *	10	1,385
Banks — 6.1%
Amalgamated Financial Corp.	68	1,091
Hilltop Holdings, Inc.	42	1,325
Synovus Financial Corp.	25	760
Zions Bancorp NA	7	198
		3,374
Biotechnology — 7.0%
Apellis Pharmaceuticals, Inc. *	15	1,344
Fate Therapeutics, Inc. *	21	101
Halozyme Therapeutics, Inc. *	27	980
Natera, Inc. *	14	712
Sarepta Therapeutics, Inc. *	7	769
		3,906
Building Products — 5.1%
AAON, Inc.	16	1,560
Advanced Drainage Systems, Inc.	4	455
AZEK Co., Inc. (The) *	27	819
		2,834
Capital Markets — 1.4%
Federated Hermes, Inc.	21	770
Chemicals — 1.3%
Avient Corp.	17	699
Commercial Services & Supplies — 4.1%
ABM Industries, Inc.	10	406
Interface, Inc.	37	326
MillerKnoll, Inc.	35	515
Tetra Tech, Inc.	6	1,055
		2,302
Consumer Staples Distribution & Retail — 2.3%
Sprouts Farmers Market, Inc. *	26	934
United Natural Foods, Inc. *	18	357
		1,291
Diversified Consumer Services — 0.8%
Coursera, Inc. *	36	471
Diversified REITs — 1.4%
Alexander & Baldwin, Inc.	41	756
Electric Utilities — 2.0%
Portland General Electric Co.	24	1,132
INVESTMENTS	SHARES (000)	VALUE ($000)

Electrical Equipment — 2.7%
Acuity Brands, Inc.	2	365
Bloom Energy Corp., Class A *	9	144
Fluence Energy, Inc. *	7	187
FuelCell Energy, Inc. *	29	64
NEXTracker, Inc., Class A *	7	275
SunPower Corp. *	45	438
		1,473
Electronic Equipment, Instruments & Components — 4.1%
Badger Meter, Inc.	8	1,188
Itron, Inc. *	15	1,069
		2,257
Food Products — 2.5%
AppHarvest, Inc. *	30	11
Darling Ingredients, Inc. *	18	1,165
Vital Farms, Inc. *	17	204
		1,380
Health Care Equipment & Supplies — 2.0%
Shockwave Medical, Inc. *	4	1,101
Health Care Providers & Services — 5.8%
AMN Healthcare Services, Inc. *	7	729
Encompass Health Corp.	9	640
HealthEquity, Inc. *	13	800
Progyny, Inc. *	27	1,081
		3,250
Health Care Technology — 2.6%
Schrodinger, Inc. *	22	1,101
Veradigm, Inc. *	29	363
		1,464
Hotels, Restaurants & Leisure — 0.2%
Sweetgreen, Inc., Class A *	8	97
Household Durables — 3.7%
KB Home	29	1,488
Sonos, Inc. *	33	541
		2,029
Independent Power and Renewable Electricity Producers — 0.2%
Sunnova Energy International, Inc. *	5	94
Industrial REITs — 1.0%
Rexford Industrial Realty, Inc.	11	560
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	35

JPMorgan Small Cap Sustainable Leaders Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — 2.1%
CNO Financial Group, Inc.	47	1,126
Lemonade, Inc. *	2	28
		1,154
Interactive Media & Services — 2.2%
Bumble, Inc., Class A *	27	450
Yelp, Inc. *	21	782
		1,232
Life Sciences Tools & Services — 0.5%
Azenta, Inc. *	5	223
Singular Genomics Systems, Inc. *	75	62
		285
Machinery — 2.3%
AGCO Corp.	6	737
Lindsay Corp.	4	542
		1,279
Metals & Mining — 3.9%
Alcoa Corp.	13	443
Constellium SE *	56	961
Schnitzer Steel Industries, Inc., Class A	25	744
		2,148
Mortgage Real Estate Investment Trusts (REITs) — 1.1%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	25	618
Office REITs — 1.2%
Hudson Pacific Properties, Inc.	14	56
Kilroy Realty Corp.	13	400
Paramount Group, Inc.	53	236
		692
Oil, Gas & Consumable Fuels — 0.6%
Clean Energy Fuels Corp. *	66	326
Personal Care Products — 0.1%
Honest Co., Inc. (The) *	29	49
Professional Services — 4.8%
Huron Consulting Group, Inc. *	16	1,338
ICF International, Inc.	11	1,348
		2,686
Real Estate Management & Development — 0.7%
Cushman & Wakefield plc *	48	390
INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — 2.8%
Power Integrations, Inc.	9	822
Wolfspeed, Inc. *	13	756
		1,578
Software — 3.5%
Everbridge, Inc. *	6	155
NCR Corp. *	25	622
Q2 Holdings, Inc. *	15	481
Workiva, Inc. *	7	707
		1,965
Specialized REITs — 1.3%
Rayonier, Inc.	24	739
Specialty Retail — 1.3%
Rent the Runway, Inc., Class A *	86	170
ThredUp, Inc., Class A *	24	59
Warby Parker, Inc., Class A *	42	494
		723
Textiles, Apparel & Luxury Goods — 6.6%
Allbirds, Inc., Class A *	39	50
Columbia Sportswear Co.	8	622
Deckers Outdoor Corp. *	3	1,423
Kontoor Brands, Inc.	21	886
Unifi, Inc. *	87	699
		3,680
Trading Companies & Distributors — 3.0%
WESCO International, Inc.	9	1,664
Water Utilities — 2.2%
American States Water Co.	14	1,221
Total Common Stocks (Cost $63,179)		55,054
	NO. OF RIGHTS (000)
Rights — 0.0% ^
Pharmaceuticals — 0.0% ^
Contra Aduro Biotech I ‡ * (Cost $108)	43	—
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Small Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — 1.6%
Investment Companies — 1.6%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b) (Cost $906)	906	906
Total Investments — 100.6% (Cost $64,193)		55,960
Liabilities in Excess of Other Assets — (0.6)%		(352)
NET ASSETS — 100.0%		55,608

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	37

JPMorgan Small Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.2%
Aerospace & Defense — 0.2%
V2X, Inc. *	61	3,013
Air Freight & Logistics — 0.7%
Hub Group, Inc., Class A *	97	7,807
Radiant Logistics, Inc. *	235	1,577
		9,384
Automobile Components — 0.1%
Dana, Inc.	110	1,870
Banks — 13.9%
Ameris Bancorp	171	5,860
Associated Banc-Corp.	36	577
Axos Financial, Inc. *	128	5,033
Banc of California, Inc.	98	1,134
Bancorp, Inc. (The) *	49	1,610
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	227	6,221
Banner Corp.	87	3,805
Brookline Bancorp, Inc.	241	2,108
Business First Bancshares, Inc.	107	1,612
Byline Bancorp, Inc.	198	3,589
Cadence Bank	14	285
Capital City Bank Group, Inc.	102	3,117
Capstar Financial Holdings, Inc.	45	558
Cathay General Bancorp	23	748
Central Pacific Financial Corp.	76	1,192
Columbia Banking System, Inc.	149	3,014
Community Trust Bancorp, Inc.	24	848
ConnectOne Bancorp, Inc.	401	6,656
Customers Bancorp, Inc. *	192	5,806
CVB Financial Corp.	281	3,733
Eastern Bankshares, Inc.	383	4,704
Enterprise Financial Services Corp.	129	5,035
Equity Bancshares, Inc., Class A	31	698
Financial Institutions, Inc.	34	534
First Bancorp	12	369
First BanCorp (Puerto Rico)	741	9,059
First Bancshares, Inc. (The)	21	543
First Citizens BancShares, Inc., Class A	4	5,707
First Commonwealth Financial Corp.	69	875
First Financial Corp.	71	2,302
First Foundation, Inc.	60	239
First Interstate BancSystem, Inc., Class A	83	1,983
First Merchants Corp.	108	3,036
FNB Corp.	57	653
INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
Glacier Bancorp, Inc.	26	816
Hancock Whitney Corp.	128	4,919
Heritage Commerce Corp.	195	1,611
Home BancShares, Inc.	73	1,663
HomeTrust Bancshares, Inc.	60	1,250
Independent Bank Corp.	30	1,314
Independent Bank Corp.	27	457
Mercantile Bank Corp.	9	255
Mid Penn Bancorp, Inc.	17	369
Midland States Bancorp, Inc.	28	552
MVB Financial Corp.	12	259
National Bank Holdings Corp., Class A	40	1,163
OceanFirst Financial Corp.	556	8,688
OFG Bancorp (Puerto Rico)	489	12,747
Old National Bancorp	834	11,623
Old Second Bancorp, Inc.	327	4,265
Orrstown Financial Services, Inc.	21	396
Pathward Financial, Inc.	88	4,092
Peapack-Gladstone Financial Corp.	130	3,515
Peoples Bancorp, Inc.	9	228
Pinnacle Financial Partners, Inc.	27	1,532
Popular, Inc. (Puerto Rico)	32	1,956
Preferred Bank	7	372
Premier Financial Corp.	42	672
QCR Holdings, Inc.	86	3,522
Seacoast Banking Corp. of Florida	58	1,280
Sierra Bancorp	25	419
SmartFinancial, Inc.	16	347
South Plains Financial, Inc.	10	226
Southside Bancshares, Inc.	38	996
SouthState Corp.	137	8,993
Towne Bank	77	1,794
TriCo Bancshares	65	2,150
United Community Banks, Inc.	55	1,363
Univest Financial Corp.	34	623
Veritex Holdings, Inc.	193	3,460
Washington Federal, Inc.	120	3,180
Wintrust Financial Corp.	89	6,478
		192,788
Beverages — 0.2%
Primo Water Corp.	218	2,739
Biotechnology — 5.6%
2seventy bio, Inc. *	212	2,145
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Small Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Biotechnology — continued
Agios Pharmaceuticals, Inc. *	100	2,823
Akero Therapeutics, Inc. *	59	2,759
Allogene Therapeutics, Inc. * (a)	407	2,022
Allovir, Inc. *	357	1,216
Arcellx, Inc. * (a)	99	3,121
Avidity Biosciences, Inc. *	218	2,415
BioCryst Pharmaceuticals, Inc. * (a)	175	1,235
Biohaven Ltd. *	6	135
Bluebird Bio, Inc. *	479	1,576
Cytokinetics, Inc. *	72	2,349
EQRx, Inc. * (a)	643	1,197
Fate Therapeutics, Inc. *	589	2,802
Generation Bio Co. *	228	1,254
Geron Corp. *	628	2,016
Iovance Biotherapeutics, Inc. *	410	2,887
Kezar Life Sciences, Inc. *	474	1,162
Kymera Therapeutics, Inc. *	217	4,983
Lexicon Pharmaceuticals, Inc. * (a)	1,429	3,272
MacroGenics, Inc. *	532	2,849
Mersana Therapeutics, Inc. *	670	2,206
MoonLake Immunotherapeutics * (a)	144	7,340
Prothena Corp. plc (Ireland) *	81	5,507
Relay Therapeutics, Inc. *	337	4,230
SpringWorks Therapeutics, Inc. *	145	3,809
Syndax Pharmaceuticals, Inc. *	180	3,760
Twist Bioscience Corp. *	222	4,543
Veracyte, Inc. *	81	2,071
		77,684
Building Products — 0.9%
Gibraltar Industries, Inc. *	46	2,869
Resideo Technologies, Inc. *	99	1,751
UFP Industries, Inc.	84	8,182
		12,802
Capital Markets — 1.1%
AssetMark Financial Holdings, Inc. *	47	1,379
Piper Sandler Cos.	15	1,963
Stifel Financial Corp.	11	677
StoneX Group, Inc. *	38	3,187
Victory Capital Holdings, Inc., Class A	189	5,947
Virtus Investment Partners, Inc.	11	2,199
		15,352
INVESTMENTS	SHARES (000)	VALUE ($000)

Chemicals — 1.3%
AdvanSix, Inc.	87	3,031
Avient Corp.	54	2,200
Ecovyst, Inc. *	57	648
HB Fuller Co.	30	2,124
Minerals Technologies, Inc.	34	1,986
Sensient Technologies Corp.	61	4,372
Tronox Holdings plc	257	3,268
		17,629
Commercial Services & Supplies — 0.9%
ABM Industries, Inc.	204	8,711
ACCO Brands Corp.	112	583
Heritage-Crystal Clean, Inc. *	85	3,213
		12,507
Communications Equipment — 0.3%
Aviat Networks, Inc. *	35	1,152
NETGEAR, Inc. *	227	3,216
		4,368
Construction & Engineering — 1.7%
API Group Corp. *	164	4,469
Argan, Inc.	75	2,961
Comfort Systems USA, Inc.	27	4,407
MasTec, Inc. *	18	2,146
MYR Group, Inc. *	47	6,519
Primoris Services Corp.	86	2,600
		23,102
Construction Materials — 0.1%
Summit Materials, Inc., Class A *	43	1,642
Consumer Finance — 2.4%
Encore Capital Group, Inc. *	102	4,941
Enova International, Inc. *	236	12,539
FirstCash Holdings, Inc.	49	4,521
LendingClub Corp. *	107	1,044
Navient Corp.	95	1,765
Nelnet, Inc., Class A	24	2,311
PROG Holdings, Inc. *	196	6,306
		33,427
Consumer Staples Distribution & Retail — 0.9%
Andersons, Inc. (The)	87	3,995
BJ's Wholesale Club Holdings, Inc. *	33	2,079
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	39

JPMorgan Small Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Consumer Staples Distribution & Retail — continued
Sprouts Farmers Market, Inc. *	124	4,564
United Natural Foods, Inc. *	104	2,034
		12,672
Containers & Packaging — 0.3%
Greif, Inc., Class A	38	2,618
Myers Industries, Inc.	17	338
O-I Glass, Inc. *	73	1,552
		4,508
Diversified Consumer Services — 0.5%
Carriage Services, Inc.	59	1,899
Laureate Education, Inc., Class A	260	3,144
Stride, Inc. *	61	2,277
		7,320
Diversified REITs — 0.8%
Alexander & Baldwin, Inc.	49	917
American Assets Trust, Inc.	38	718
Armada Hoffler Properties, Inc.	79	926
Broadstone Net Lease, Inc.	369	5,701
Essential Properties Realty Trust, Inc.	119	2,797
		11,059
Diversified Telecommunication Services — 0.7%
ATN International, Inc.	16	581
EchoStar Corp., Class A *	239	4,151
Liberty Latin America Ltd., Class A (Puerto Rico) *	94	822
Liberty Latin America Ltd., Class C (Puerto Rico) * (a)	565	4,869
		10,423
Electric Utilities — 1.4%
IDACORP, Inc.	54	5,492
MGE Energy, Inc.	63	5,022
Portland General Electric Co.	178	8,312
		18,826
Electrical Equipment — 1.2%
Encore Wire Corp.	75	13,874
Powell Industries, Inc.	39	2,370
		16,244
Electronic Equipment, Instruments & Components — 1.9%
Belden, Inc.	18	1,706
Benchmark Electronics, Inc.	145	3,751
Knowles Corp. *	690	12,460
INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — continued
OSI Systems, Inc. *	50	5,850
ScanSource, Inc. *	95	2,821
		26,588
Energy Equipment & Services — 1.8%
ChampionX Corp.	96	2,989
Expro Group Holdings NV *	87	1,551
Helmerich & Payne, Inc.	85	3,019
Liberty Energy, Inc.	328	4,383
NexTier Oilfield Solutions, Inc. *	349	3,125
Noble Corp. plc *	82	3,369
Oil States International, Inc. *	257	1,916
Patterson-UTI Energy, Inc.	86	1,034
Select Water Solutions, Inc.	374	3,026
		24,412
Financial Services — 4.5%
Essent Group Ltd.	263	12,291
Jackson Financial, Inc., Class A	160	4,908
Merchants Bancorp	208	5,333
Mr. Cooper Group, Inc. *	163	8,269
NMI Holdings, Inc., Class A *	192	4,949
PennyMac Financial Services, Inc.	53	3,701
Radian Group, Inc.	302	7,626
Repay Holdings Corp. *	964	7,553
StoneCo Ltd., Class A (Brazil) * (a)	568	7,242
Waterstone Financial, Inc.	23	328
		62,200
Food Products — 1.1%
Darling Ingredients, Inc. *	62	3,953
Hostess Brands, Inc. *	258	6,548
John B Sanfilippo & Son, Inc.	36	4,187
		14,688
Gas Utilities — 1.4%
Chesapeake Utilities Corp.	28	3,291
New Jersey Resources Corp.	64	3,051
Northwest Natural Holding Co.	81	3,484
ONE Gas, Inc.	60	4,626
Southwest Gas Holdings, Inc.	5	306
Spire, Inc.	68	4,302
		19,060
Ground Transportation — 0.6%
ArcBest Corp.	84	8,309
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Small Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Equipment & Supplies — 1.7%
Alphatec Holdings, Inc. *	374	6,720
Inari Medical, Inc. *	78	4,541
RxSight, Inc. *	256	7,390
Sight Sciences, Inc. *	546	4,520
		23,171
Health Care Providers & Services — 1.1%
AdaptHealth Corp. *	298	3,633
Fulgent Genetics, Inc. * (a)	67	2,490
ModivCare, Inc. *	53	2,378
NeoGenomics, Inc. *	263	4,219
Surgery Partners, Inc. *	51	2,295
		15,015
Health Care REITs — 1.0%
CareTrust REIT, Inc.	241	4,783
Community Healthcare Trust, Inc.	46	1,505
Global Medical REIT, Inc.	59	542
Physicians Realty Trust	462	6,463
Sabra Health Care REIT, Inc.	37	433
		13,726
Health Care Technology — 1.1%
Evolent Health, Inc., Class A *	182	5,523
Health Catalyst, Inc. *	473	5,913
Phreesia, Inc. *	85	2,637
Veradigm, Inc. *	112	1,405
		15,478
Hotel & Resort REITs — 1.8%
Apple Hospitality REIT, Inc.	536	8,095
DiamondRock Hospitality Co.	396	3,173
RLJ Lodging Trust	421	4,330
Ryman Hospitality Properties, Inc.	84	7,816
Xenia Hotels & Resorts, Inc.	125	1,535
		24,949
Hotels, Restaurants & Leisure — 2.6%
Bloomin' Brands, Inc.	124	3,341
Bluegreen Vacations Holding Corp. (a)	129	4,594
Dine Brands Global, Inc.	60	3,466
Full House Resorts, Inc. *	258	1,728
International Game Technology plc	83	2,653
Light & Wonder, Inc. *	116	7,956
Marriott Vacations Worldwide Corp.	21	2,640
INVESTMENTS	SHARES (000)	VALUE ($000)

Hotels, Restaurants & Leisure — continued
Papa John's International, Inc.	48	3,524
SeaWorld Entertainment, Inc. *	116	6,525
		36,427
Household Durables — 3.5%
GoPro, Inc., Class A *	856	3,544
M/I Homes, Inc. *	135	11,762
Meritage Homes Corp.	104	14,759
Taylor Morrison Home Corp. *	234	11,410
Tri Pointe Homes, Inc. *	209	6,871
		48,346
Household Products — 0.6%
Central Garden & Pet Co., Class A *	235	8,561
Independent Power and Renewable Electricity Producers — 0.5%
Clearway Energy, Inc.	126	3,388
Clearway Energy, Inc., Class C	125	3,570
		6,958
Industrial REITs — 1.4%
First Industrial Realty Trust, Inc.	29	1,537
Innovative Industrial Properties, Inc. (a)	22	1,577
LXP Industrial Trust	324	3,156
Plymouth Industrial REIT, Inc.	78	1,792
STAG Industrial, Inc.	195	7,013
Terreno Realty Corp.	79	4,729
		19,804
Insurance — 1.3%
American Equity Investment Life Holding Co.	99	5,157
CNO Financial Group, Inc.	64	1,508
Employers Holdings, Inc.	68	2,528
James River Group Holdings Ltd.	98	1,788
RLI Corp.	31	4,292
Selective Insurance Group, Inc.	13	1,254
Skyward Specialty Insurance Group, Inc. *	44	1,125
		17,652
Interactive Media & Services — 0.2%
Cars.com, Inc. *	63	1,247
QuinStreet, Inc. *	139	1,229
		2,476
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	41

JPMorgan Small Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
IT Services — 0.5%
Information Services Group, Inc.	804	4,309
Unisys Corp. *	704	2,803
		7,112
Leisure Products — 0.5%
Topgolf Callaway Brands Corp. *	338	6,712
Life Sciences Tools & Services — 0.3%
Pacific Biosciences of California, Inc. *	266	3,540
Machinery — 1.7%
3D Systems Corp. *	230	2,282
AGCO Corp.	46	6,112
Albany International Corp., Class A	9	812
EnPro Industries, Inc.	12	1,573
Luxfer Holdings plc (United Kingdom)	27	392
Mueller Industries, Inc.	102	8,882
Terex Corp.	60	3,598
		23,651
Marine Transportation — 0.4%
Matson, Inc.	70	5,479
Safe Bulkers, Inc. (Greece)	201	654
		6,133
Media — 1.0%
AMC Networks, Inc., Class A *	121	1,452
Entravision Communications Corp., Class A	543	2,382
Gray Television, Inc.	434	3,423
John Wiley & Sons, Inc., Class A	19	648
Magnite, Inc. *	262	3,571
Thryv Holdings, Inc. *	89	2,193
		13,669
Metals & Mining — 2.2%
Alpha Metallurgical Resources, Inc.	26	4,208
Arconic Corp. *	155	4,577
Commercial Metals Co.	211	11,091
Constellium SE *	147	2,533
Hecla Mining Co.	204	1,051
Olympic Steel, Inc.	13	638
Ryerson Holding Corp.	75	3,275
Schnitzer Steel Industries, Inc., Class A	61	1,840
SunCoke Energy, Inc.	122	960
Warrior Met Coal, Inc.	18	706
		30,879
INVESTMENTS	SHARES (000)	VALUE ($000)

Mortgage Real Estate Investment Trusts (REITs) — 2.0%
Ares Commercial Real Estate Corp. (a)	55	558
Blackstone Mortgage Trust, Inc., Class A (a)	130	2,700
Dynex Capital, Inc. (a)	228	2,870
Ellington Financial, Inc. (a)	66	915
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (a)	27	668
KKR Real Estate Finance Trust, Inc.	115	1,402
Ladder Capital Corp.	398	4,320
MFA Financial, Inc.	823	9,253
PennyMac Mortgage Investment Trust	312	4,200
Ready Capital Corp. (a)	80	906
		27,792
Multi-Utilities — 0.8%
Avista Corp.	31	1,211
Black Hills Corp.	9	530
NorthWestern Corp.	68	3,850
Unitil Corp.	106	5,411
		11,002
Office REITs — 0.9%
Brandywine Realty Trust	472	2,195
Corporate Office Properties Trust	266	6,323
Equity Commonwealth	88	1,786
Piedmont Office Realty Trust, Inc., Class A	326	2,369
		12,673
Oil, Gas & Consumable Fuels — 5.5%
Arch Resources, Inc. (a)	20	2,297
Berry Corp.	30	206
California Resources Corp.	142	6,422
Chord Energy Corp.	52	7,915
Civitas Resources, Inc.	41	2,823
CNX Resources Corp. *	187	3,308
CVR Energy, Inc.	65	1,955
Delek US Holdings, Inc.	16	383
Dorian LPG Ltd.	170	4,354
Green Plains, Inc. *	80	2,564
Gulfport Energy Corp. *	35	3,709
International Seaways, Inc.	92	3,530
Matador Resources Co.	94	4,918
Murphy Oil Corp.	199	7,639
Ovintiv, Inc. (a)	147	5,606
Par Pacific Holdings, Inc. *	33	886
PBF Energy, Inc., Class A	67	2,734
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan Small Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
Peabody Energy Corp.	135	2,920
REX American Resources Corp. *	19	678
SM Energy Co.	207	6,543
Teekay Tankers Ltd., Class A (Canada)	63	2,420
World Kinect Corp.	105	2,167
		75,977
Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	12	891
Passenger Airlines — 0.8%
Hawaiian Holdings, Inc. *	339	3,645
SkyWest, Inc. *	175	7,135
		10,780
Personal Care Products — 0.6%
BellRing Brands, Inc. *	30	1,094
Edgewell Personal Care Co.	103	4,262
Herbalife Ltd. * (a)	258	3,411
		8,767
Pharmaceuticals — 0.4%
ANI Pharmaceuticals, Inc. *	32	1,740
Intra-Cellular Therapies, Inc. *	53	3,354
NGM Biopharmaceuticals, Inc. *	192	497
		5,591
Professional Services — 0.3%
Heidrick & Struggles International, Inc.	73	1,922
KBR, Inc. (a)	33	2,173
		4,095
Real Estate Management & Development — 0.6%
Forestar Group, Inc. *	345	7,789
Residential REITs — 0.2%
Independence Realty Trust, Inc.	97	1,772
UMH Properties, Inc.	100	1,589
		3,361
Retail REITs — 3.0%
Acadia Realty Trust	61	880
Agree Realty Corp.	203	13,274
Getty Realty Corp.	14	468
Kite Realty Group Trust	348	7,784
Macerich Co. (The)	127	1,426
NETSTREIT Corp.	34	607
Phillips Edison & Co., Inc.	54	1,840
INVESTMENTS	SHARES (000)	VALUE ($000)

Retail REITs — continued
Retail Opportunity Investments Corp.	586	7,917
RPT Realty	219	2,290
SITE Centers Corp.	315	4,163
Urstadt Biddle Properties, Inc., Class A	30	629
		41,278
Semiconductors & Semiconductor Equipment — 2.1%
ACM Research, Inc., Class A *	367	4,798
Cohu, Inc. *	123	5,117
Photronics, Inc. *	316	8,144
Synaptics, Inc. *	95	8,111
Veeco Instruments, Inc. *	106	2,719
		28,889
Software — 2.5%
Adeia, Inc.	291	3,203
C3.ai, Inc., Class A * (a)	24	890
E2open Parent Holdings, Inc. *	720	4,031
eGain Corp. *	258	1,936
LiveRamp Holdings, Inc. *	357	10,208
Marathon Digital Holdings, Inc. * (a)	84	1,160
ON24, Inc.	325	2,639
Riot Platforms, Inc. * (a)	250	2,951
Verint Systems, Inc. *	116	4,060
Xperi, Inc. *	230	3,025
		34,103
Specialized REITs — 0.4%
PotlatchDeltic Corp.	119	6,278
Specialty Retail — 2.1%
Academy Sports & Outdoors, Inc.	60	3,227
Asbury Automotive Group, Inc. *	27	6,413
Group 1 Automotive, Inc.	32	8,096
ODP Corp. (The) *	101	4,739
Sally Beauty Holdings, Inc. *	228	2,819
Signet Jewelers Ltd.	54	3,542
		28,836
Technology Hardware, Storage & Peripherals — 0.3%
Avid Technology, Inc. *	181	4,626
Textiles, Apparel & Luxury Goods — 0.2%
G-III Apparel Group Ltd. *	164	3,168
Trading Companies & Distributors — 5.0%
Beacon Roofing Supply, Inc. *	183	15,203
BlueLinx Holdings, Inc. *	40	3,800
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	43

JPMorgan Small Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Trading Companies & Distributors — continued
Boise Cascade Co.	57	5,138
GATX Corp. (a)	13	1,622
GMS, Inc. *	70	4,847
MRC Global, Inc. *	374	3,767
NOW, Inc. *	665	6,891
Rush Enterprises, Inc., Class A	272	16,537
Titan Machinery, Inc. *	52	1,526
Veritiv Corp.	9	1,107
WESCO International, Inc.	52	9,263
		69,701
Water Utilities — 0.3%
American States Water Co.	43	3,761
Wireless Telecommunication Services — 0.2%
Gogo, Inc. *	204	3,471
Total Common Stocks (Cost $1,259,535)		1,361,704
Short-Term Investments — 4.5%
Investment Companies — 2.1%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (b) (c) (Cost $28,798)	28,796	28,802
Investment of Cash Collateral from Securities Loaned — 2.4%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (b) (c)	28,583	28,586
INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — continued
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (c)	5,498	5,498
Total Investment of Cash Collateral from Securities Loaned (Cost $34,084)		34,084
Total Short-Term Investments (Cost $62,882)		62,886
Total Investments — 102.7% (Cost $1,322,417)		1,424,590
Liabilities in Excess of Other Assets — (2.7)%		(38,058)
NET ASSETS — 100.0%		1,386,532

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2023. The total value of securities on loan at June 30, 2023 is $33,531.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	229	09/15/2023	USD	21,792	374

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan Small Cap Funds	June 30, 2023

JPMorgan SMID Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.2%
Aerospace & Defense — 0.7%
Howmet Aerospace, Inc.	45	2,236
Automobile Components — 0.8%
LCI Industries	21	2,603
Banks — 3.9%
Commerce Bancshares, Inc.	52	2,536
Cullen/Frost Bankers, Inc. (a)	30	3,183
First Interstate BancSystem, Inc., Class A	82	1,942
ServisFirst Bancshares, Inc.	47	1,942
Wintrust Financial Corp.	47	3,423
		13,026
Building Products — 4.5%
Fortune Brands Innovations, Inc.	62	4,482
Hayward Holdings, Inc. *	276	3,553
Lennox International, Inc.	11	3,486
Simpson Manufacturing Co., Inc.	27	3,730
		15,251
Capital Markets — 7.6%
Cboe Global Markets, Inc.	31	4,257
Evercore, Inc., Class A	30	3,775
FactSet Research Systems, Inc.	10	3,981
LPL Financial Holdings, Inc.	22	4,808
Moelis & Co., Class A	50	2,254
Morningstar, Inc.	17	3,259
StepStone Group, Inc., Class A	133	3,301
		25,635
Chemicals — 1.6%
Axalta Coating Systems Ltd. *	121	3,954
Perimeter Solutions SA *	246	1,515
		5,469
Commercial Services & Supplies — 6.0%
Driven Brands Holdings, Inc. *	145	3,937
MSA Safety, Inc.	31	5,331
RB Global, Inc. (Canada)	49	2,950
Stericycle, Inc. *	74	3,428
Waste Connections, Inc.	33	4,647
		20,293
Construction & Engineering — 1.6%
WillScot Mobile Mini Holdings Corp. *	115	5,500
Consumer Staples Distribution & Retail — 3.6%
BJ's Wholesale Club Holdings, Inc. *	64	4,003
INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Staples Distribution & Retail — continued
Casey's General Stores, Inc.	14	3,506
Performance Food Group Co. *	74	4,488
		11,997
Containers & Packaging — 2.2%
AptarGroup, Inc.	32	3,757
Crown Holdings, Inc.	42	3,621
		7,378
Distributors — 2.7%
LKQ Corp.	64	3,728
Pool Corp.	14	5,361
		9,089
Diversified Consumer Services — 1.3%
Bright Horizons Family Solutions, Inc. *	46	4,253
Electrical Equipment — 0.9%
Generac Holdings, Inc. *	20	3,039
Electronic Equipment, Instruments & Components — 1.1%
Cognex Corp.	66	3,675
Financial Services — 2.8%
Jack Henry & Associates, Inc.	26	4,420
WEX, Inc. *	27	4,869
		9,289
Food Products — 1.2%
Lamb Weston Holdings, Inc.	34	3,878
Gas Utilities — 1.2%
Atmos Energy Corp.	33	3,892
Ground Transportation — 2.3%
Knight-Swift Transportation Holdings, Inc.	63	3,496
Landstar System, Inc.	18	3,499
Lyft, Inc., Class A *	89	853
		7,848
Health Care Equipment & Supplies — 3.8%
Envista Holdings Corp. *	66	2,234
ICU Medical, Inc. *	17	3,038
QuidelOrtho Corp. *	31	2,582
STERIS plc	23	5,020
		12,874
Health Care Providers & Services — 5.0%
Chemed Corp.	7	3,666
Encompass Health Corp.	72	4,883
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	45

JPMorgan SMID Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — continued
HealthEquity, Inc. *	62	3,937
Molina Healthcare, Inc. *	15	4,389
		16,875
Health Care Technology — 1.0%
Certara, Inc. * (a)	105	1,903
Definitive Healthcare Corp. * (a)	144	1,589
		3,492
Hotel & Resort REITs — 0.8%
Ryman Hospitality Properties, Inc.	28	2,594
Hotels, Restaurants & Leisure — 3.3%
Planet Fitness, Inc., Class A *	54	3,627
Vail Resorts, Inc.	17	4,247
Wendy's Co. (The)	155	3,383
		11,257
Household Products — 0.8%
Reynolds Consumer Products, Inc.	91	2,575
Industrial REITs — 1.2%
EastGroup Properties, Inc.	24	4,139
Insurance — 2.4%
Brown & Brown, Inc.	26	1,768
Kinsale Capital Group, Inc.	8	2,850
RLI Corp.	24	3,346
		7,964
Leisure Products — 1.2%
Brunswick Corp.	47	4,035
Life Sciences Tools & Services — 1.3%
West Pharmaceutical Services, Inc.	11	4,296
Machinery — 7.0%
Douglas Dynamics, Inc.	65	1,943
Hillman Solutions Corp. *	328	2,953
IDEX Corp.	11	2,296
Lincoln Electric Holdings, Inc.	23	4,506
Nordson Corp.	16	3,974
RBC Bearings, Inc. *	18	4,006
Toro Co. (The)	39	3,988
		23,666
Oil, Gas & Consumable Fuels — 0.7%
DT Midstream, Inc.	48	2,359
INVESTMENTS	SHARES (000)	VALUE ($000)

Passenger Airlines — 0.8%
Alaska Air Group, Inc. *	48	2,544
Pharmaceuticals — 0.7%
Catalent, Inc. *	56	2,438
Professional Services — 4.4%
Broadridge Financial Solutions, Inc.	18	3,043
First Advantage Corp. *	207	3,183
SS&C Technologies Holdings, Inc.	59	3,591
TransUnion	63	4,955
		14,772
Real Estate Management & Development — 0.6%
Cushman & Wakefield plc *	267	2,180
Residential REITs — 1.1%
Mid-America Apartment Communities, Inc.	25	3,745
Retail REITs — 0.8%
NNN REIT, Inc.	67	2,858
Semiconductors & Semiconductor Equipment — 4.3%
Allegro MicroSystems, Inc. (Japan) *	65	2,942
Entegris, Inc.	37	4,073
Power Integrations, Inc.	48	4,552
Teradyne, Inc.	26	2,954
		14,521
Software — 6.5%
Black Knight, Inc. *	65	3,854
Clearwater Analytics Holdings, Inc., Class A *	181	2,877
Envestnet, Inc. *	39	2,318
Guidewire Software, Inc. *	37	2,829
Manhattan Associates, Inc. *	18	3,524
nCino, Inc. * (a)	83	2,505
Q2 Holdings, Inc. *	12	365
Tyler Technologies, Inc. *	8	3,532
		21,804
Specialized REITs — 1.9%
CubeSmart	78	3,510
Outfront Media, Inc.	184	2,889
		6,399
Specialty Retail — 0.7%
Burlington Stores, Inc. *	16	2,497
Textiles, Apparel & Luxury Goods — 0.5%
Carter's, Inc.	25	1,821
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Small Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Trading Companies & Distributors — 0.4%
Core & Main, Inc., Class A *	48	1,505
Total Common Stocks (Cost $288,938)		327,561
Short-Term Investments — 3.5%
Investment Companies — 2.6%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (b) (c) (Cost $8,885)	8,883	8,885
Investment of Cash Collateral from Securities Loaned — 0.9%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (c) (Cost $3,028)	3,028	3,028
Total Short-Term Investments (Cost $11,913)		11,913
Total Investments — 100.7% (Cost $300,851)		339,474
Liabilities in Excess of Other Assets — (0.7)%		(2,333)
NET ASSETS — 100.0%		337,141

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2023. The total value of securities on loan at June 30, 2023 is $2,863.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	47

JPMorgan U.S. Small Company Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.8%
Aerospace & Defense — 0.3%
V2X, Inc. *	62	3,073
Air Freight & Logistics — 0.7%
Forward Air Corp.	8	911
Hub Group, Inc., Class A *	55	4,400
Radiant Logistics, Inc. *	135	906
		6,217
Automobile Components — 0.8%
American Axle & Manufacturing Holdings, Inc. *	415	3,428
Lear Corp.	7	1,009
Visteon Corp. *	12	1,742
XPEL, Inc. * (a)	17	1,472
		7,651
Banks — 7.6%
Ameris Bancorp	61	2,087
Axos Financial, Inc. *	51	2,005
Banc of California, Inc.	19	224
Bancorp, Inc. (The) *	33	1,073
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	102	2,786
Banner Corp.	37	1,613
Business First Bancshares, Inc.	44	657
Byline Bancorp, Inc.	61	1,107
Capital City Bank Group, Inc.	36	1,100
Central Pacific Financial Corp.	21	322
Coastal Financial Corp. *	13	503
Columbia Banking System, Inc.	79	1,610
ConnectOne Bancorp, Inc.	221	3,660
Customers Bancorp, Inc. *	101	3,059
CVB Financial Corp.	115	1,532
Dime Community Bancshares, Inc.	15	255
Eastern Bankshares, Inc.	150	1,836
Enterprise Financial Services Corp.	53	2,065
Equity Bancshares, Inc., Class A	13	301
Financial Institutions, Inc.	5	84
First Bancorp	3	83
First BanCorp (Puerto Rico)	324	3,963
First Bancshares, Inc. (The)	6	149
First Citizens BancShares, Inc., Class A	1	1,538
First Commonwealth Financial Corp.	39	488
First Financial Corp.	13	435
First Foundation, Inc.	15	60
First Interstate BancSystem, Inc., Class A	20	468
First Merchants Corp.	55	1,555
INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
First Mid Bancshares, Inc.	17	418
FNB Corp.	29	329
Glacier Bancorp, Inc.	21	650
Heritage Commerce Corp.	78	647
HomeTrust Bancshares, Inc.	18	364
Mercantile Bank Corp.	5	139
Mid Penn Bancorp, Inc.	5	113
MidWestOne Financial Group, Inc.	8	173
MVB Financial Corp.	2	49
OceanFirst Financial Corp.	280	4,380
OFG Bancorp (Puerto Rico)	121	3,160
Old National Bancorp	164	2,291
Old Second Bancorp, Inc.	97	1,264
Pathward Financial, Inc.	29	1,360
Peapack-Gladstone Financial Corp.	29	784
Peoples Bancorp, Inc.	8	218
Pinnacle Financial Partners, Inc.	18	1,003
Popular, Inc. (Puerto Rico)	57	3,465
Premier Financial Corp.	4	58
QCR Holdings, Inc.	28	1,154
Seacoast Banking Corp. of Florida	25	554
South Plains Financial, Inc.	3	64
Southside Bancshares, Inc.	12	320
SouthState Corp.	46	2,995
Towne Bank	23	542
TriCo Bancshares	37	1,226
United Community Banks, Inc.	23	584
Univest Financial Corp.	9	167
Veritex Holdings, Inc.	64	1,142
Washington Federal, Inc.	51	1,346
Wintrust Financial Corp.	47	3,379
		70,956
Beverages — 0.4%
Coca-Cola Consolidated, Inc.	2	1,414
Primo Water Corp.	169	2,120
		3,534
Biotechnology — 7.8%
2seventy bio, Inc. *	119	1,204
ACADIA Pharmaceuticals, Inc. *	40	968
ACELYRIN, Inc. * (b)	190	3,979
Alector, Inc. *	15	92
Alkermes plc *	49	1,535
Allogene Therapeutics, Inc. *	200	996
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Small Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Biotechnology — continued
Amicus Therapeutics, Inc. *	364	4,568
Arrowhead Pharmaceuticals, Inc. *	38	1,364
Atara Biotherapeutics, Inc. *	236	381
Beam Therapeutics, Inc. * (b)	23	727
Biohaven Ltd. *	6	130
Bluebird Bio, Inc. * (b)	12	41
Blueprint Medicines Corp. *	20	1,287
Bridgebio Pharma, Inc. * (b)	21	367
Catalyst Pharmaceuticals, Inc. *	92	1,234
Chinook Therapeutics, Inc. *	5	183
Coherus Biosciences, Inc. * (b)	53	225
Decibel Therapeutics, Inc. *	2	6
Enanta Pharmaceuticals, Inc. *	43	916
Fate Therapeutics, Inc. *	350	1,666
Immunovant, Inc. *	143	2,716
Inhibrx, Inc. *	127	3,304
Insmed, Inc. *	28	593
Intellia Therapeutics, Inc. *	39	1,581
Kura Oncology, Inc. *	159	1,681
Kymera Therapeutics, Inc. *	59	1,354
Madrigal Pharmaceuticals, Inc. *	15	3,354
MeiraGTx Holdings plc *	2	12
Natera, Inc. *	21	1,036
OmniAb Operations, Inc. ‡ *	7	—
PMV Pharmaceuticals, Inc. *	119	747
Point Biopharma Global, Inc. * (b)	230	2,083
Protagonist Therapeutics, Inc. *	63	1,741
Prothena Corp. plc (Ireland) *	44	3,004
PTC Therapeutics, Inc. *	37	1,514
Relay Therapeutics, Inc. *	140	1,763
Replimune Group, Inc. *	98	2,270
REVOLUTION Medicines, Inc. *	133	3,564
Sage Therapeutics, Inc. *	47	2,219
Sana Biotechnology, Inc. * (b)	1	6
SpringWorks Therapeutics, Inc. * (b)	89	2,330
Sutro Biopharma, Inc. *	11	49
Syndax Pharmaceuticals, Inc. *	115	2,399
Travere Therapeutics, Inc. *	131	2,010
Twist Bioscience Corp. *	44	894
Tyra Biosciences, Inc. * (b)	164	2,785
Vericel Corp. *	32	1,194
INVESTMENTS	SHARES (000)	VALUE ($000)

Biotechnology — continued
Xencor, Inc. *	173	4,325
Y-mAbs Therapeutics, Inc. * (b)	3	20
		72,417
Building Products — 1.0%
Apogee Enterprises, Inc.	18	859
Gibraltar Industries, Inc. *	19	1,150
JELD-WEN Holding, Inc. *	34	597
Resideo Technologies, Inc. *	44	780
UFP Industries, Inc.	61	5,923
		9,309
Capital Markets — 2.0%
AssetMark Financial Holdings, Inc. *	23	668
Avantax, Inc. *	60	1,340
Donnelley Financial Solutions, Inc. *	96	4,370
Federated Hermes, Inc.	43	1,528
Focus Financial Partners, Inc., Class A *	30	1,578
Piper Sandler Cos.	14	1,847
PJT Partners, Inc., Class A	21	1,493
Stifel Financial Corp.	6	376
StoneX Group, Inc. *	15	1,217
Victory Capital Holdings, Inc., Class A	112	3,529
Virtus Investment Partners, Inc.	2	429
		18,375
Chemicals — 1.8%
AdvanSix, Inc.	28	987
Avient Corp.	44	1,795
Cabot Corp.	42	2,800
Ecovyst, Inc. *	25	290
HB Fuller Co.	29	2,078
Ingevity Corp. *	28	1,654
Livent Corp. * (b)	28	761
Minerals Technologies, Inc.	11	607
Orion SA (Germany)	210	4,466
Tronox Holdings plc	97	1,231
		16,669
Commercial Services & Supplies — 1.9%
ABM Industries, Inc.	153	6,526
Brink's Co. (The)	29	1,971
Heritage-Crystal Clean, Inc. *	51	1,914
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	49

JPMorgan U.S. Small Company Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Commercial Services & Supplies — continued
MillerKnoll, Inc.	183	2,705
Tetra Tech, Inc.	29	4,756
		17,872
Communications Equipment — 0.6%
Aviat Networks, Inc. *	38	1,267
Calix, Inc. *	68	3,382
Extreme Networks, Inc. *	43	1,120
		5,769
Construction & Engineering — 3.4%
API Group Corp. *	184	5,022
Argan, Inc.	57	2,264
Comfort Systems USA, Inc.	42	6,976
IES Holdings, Inc. *	15	874
MasTec, Inc. *	40	4,676
MYR Group, Inc. *	51	7,032
Primoris Services Corp.	64	1,935
Sterling Infrastructure, Inc. *	58	3,232
		32,011
Construction Materials — 0.0% ^
Summit Materials, Inc., Class A *	12	466
Consumer Finance — 1.1%
Enova International, Inc. *	95	5,050
FirstCash Holdings, Inc.	28	2,567
PROG Holdings, Inc. *	69	2,225
		9,842
Consumer Staples Distribution & Retail — 1.4%
Andersons, Inc. (The)	37	1,714
BJ's Wholesale Club Holdings, Inc. *	71	4,491
SpartanNash Co.	48	1,082
Sprouts Farmers Market, Inc. *	76	2,774
United Natural Foods, Inc. *	163	3,193
		13,254
Containers & Packaging — 0.3%
Greif, Inc., Class A	12	784
O-I Glass, Inc. *	84	1,795
		2,579
Diversified Consumer Services — 0.2%
Duolingo, Inc. *	12	1,711
Diversified REITs — 0.2%
Armada Hoffler Properties, Inc.	21	240
INVESTMENTS	SHARES (000)	VALUE ($000)

Diversified REITs — continued
Broadstone Net Lease, Inc.	65	1,009
Essential Properties Realty Trust, Inc.	33	781
		2,030
Diversified Telecommunication Services — 0.8%
EchoStar Corp., Class A *	98	1,692
Iridium Communications, Inc.	18	1,147
Liberty Latin America Ltd., Class C (Puerto Rico) * (b)	336	2,901
Ooma, Inc. * (b)	144	2,150
		7,890
Electric Utilities — 0.9%
IDACORP, Inc.	21	2,120
MGE Energy, Inc.	37	2,936
Portland General Electric Co.	73	3,431
		8,487
Electrical Equipment — 1.8%
Allied Motion Technologies, Inc.	43	1,706
Atkore, Inc. *	53	8,199
Bloom Energy Corp., Class A * (b)	40	661
Encore Wire Corp.	26	4,871
NEXTracker, Inc., Class A * (b)	29	1,165
		16,602
Electronic Equipment, Instruments & Components — 1.6%
Belden, Inc.	29	2,767
Benchmark Electronics, Inc.	65	1,687
Fabrinet (Thailand) *	31	4,110
Insight Enterprises, Inc. *	2	272
OSI Systems, Inc. *	43	5,051
ScanSource, Inc. *	30	877
		14,764
Energy Equipment & Services — 1.8%
ChampionX Corp.	110	3,412
Expro Group Holdings NV *	17	302
Helmerich & Payne, Inc.	10	355
Liberty Energy, Inc.	250	3,344
NexTier Oilfield Solutions, Inc. *	259	2,317
Noble Corp. plc *	23	953
Oceaneering International, Inc. *	46	851
Oil States International, Inc. *	91	683
Patterson-UTI Energy, Inc.	120	1,437
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Small Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Energy Equipment & Services — continued
Select Water Solutions, Inc.	113	913
Weatherford International plc *	41	2,738
		17,305
Entertainment — 0.1%
Lions Gate Entertainment Corp., Class A *	125	1,102
Financial Services — 3.4%
Essent Group Ltd.	85	3,995
EVERTEC, Inc. (Puerto Rico)	86	3,170
Flywire Corp. *	93	2,868
International Money Express, Inc. *	237	5,821
Jackson Financial, Inc., Class A	80	2,447
Merchants Bancorp	60	1,537
Mr. Cooper Group, Inc. *	64	3,242
NMI Holdings, Inc., Class A *	65	1,687
PennyMac Financial Services, Inc.	16	1,134
Radian Group, Inc.	128	3,225
Remitly Global, Inc. *	36	668
Repay Holdings Corp. *	283	2,217
		32,011
Food Products — 0.9%
Darling Ingredients, Inc. *	27	1,715
Hostess Brands, Inc. *	130	3,303
John B Sanfilippo & Son, Inc.	22	2,623
Vital Farms, Inc. *	46	547
		8,188
Gas Utilities — 0.8%
Chesapeake Utilities Corp.	17	1,996
New Jersey Resources Corp.	37	1,734
Northwest Natural Holding Co.	28	1,207
ONE Gas, Inc.	29	2,276
		7,213
Ground Transportation — 0.5%
ArcBest Corp.	51	4,998
Health Care Equipment & Supplies — 3.7%
Alphatec Holdings, Inc. *	100	1,789
AngioDynamics, Inc. *	149	1,552
AtriCure, Inc. *	98	4,814
Axonics, Inc. *	17	873
Inari Medical, Inc. *	27	1,589
Inmode Ltd. * (b)	52	1,925
Inspire Medical Systems, Inc. *	28	9,171
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Equipment & Supplies — continued
Lantheus Holdings, Inc. *	19	1,610
Merit Medical Systems, Inc. *	42	3,550
Omnicell, Inc. *	23	1,723
Shockwave Medical, Inc. *	10	2,962
SI-BONE, Inc. *	63	1,703
Treace Medical Concepts, Inc. *	51	1,290
		34,551
Health Care Providers & Services — 2.7%
AMN Healthcare Services, Inc. *	15	1,617
Cross Country Healthcare, Inc. *	58	1,622
Fulgent Genetics, Inc. *	31	1,166
HealthEquity, Inc. *	69	4,345
National HealthCare Corp.	43	2,633
OPKO Health, Inc. * (b)	479	1,041
Option Care Health, Inc. *	125	4,052
Progyny, Inc. *	141	5,567
Surgery Partners, Inc. *	24	1,067
Tenet Healthcare Corp. *	22	1,756
		24,866
Health Care REITs — 0.6%
CareTrust REIT, Inc.	100	1,990
Community Healthcare Trust, Inc.	21	680
Global Medical REIT, Inc.	20	181
Physicians Realty Trust	191	2,679
		5,530
Health Care Technology — 0.7%
Health Catalyst, Inc. *	360	4,501
OptimizeRx Corp. *	48	686
Veradigm, Inc. *	132	1,667
		6,854
Hotel & Resort REITs — 1.1%
Apple Hospitality REIT, Inc.	219	3,313
DiamondRock Hospitality Co.	129	1,029
RLJ Lodging Trust	199	2,042
Ryman Hospitality Properties, Inc.	44	4,078
Xenia Hotels & Resorts, Inc.	11	136
		10,598
Hotels, Restaurants & Leisure — 3.1%
Bloomin' Brands, Inc.	104	2,787
Bluegreen Vacations Holding Corp.	96	3,434
Boyd Gaming Corp.	49	3,375
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	51

JPMorgan U.S. Small Company Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Hotels, Restaurants & Leisure — continued
Cava Group, Inc. *	78	3,192
Dine Brands Global, Inc.	16	962
Everi Holdings, Inc. *	125	1,807
Hilton Grand Vacations, Inc. *	53	2,408
Marriott Vacations Worldwide Corp.	23	2,783
SeaWorld Entertainment, Inc. *	106	5,933
Wingstop, Inc.	10	2,112
		28,793
Household Durables — 2.9%
Landsea Homes Corp. *	178	1,663
LGI Homes, Inc. *	14	1,893
Meritage Homes Corp.	30	4,228
Skyline Champion Corp. *	15	1,009
Sonos, Inc. *	464	7,582
Taylor Morrison Home Corp. *	163	7,967
Tri Pointe Homes, Inc. *	87	2,842
		27,184
Household Products — 0.4%
Central Garden & Pet Co., Class A *	109	3,969
Independent Power and Renewable Electricity Producers — 0.3%
Clearway Energy, Inc.	23	627
Clearway Energy, Inc., Class C	88	2,498
		3,125
Industrial REITs — 0.8%
First Industrial Realty Trust, Inc.	16	838
Innovative Industrial Properties, Inc.	9	688
LXP Industrial Trust	102	993
Plymouth Industrial REIT, Inc.	37	839
STAG Industrial, Inc.	64	2,293
Terreno Realty Corp.	24	1,451
		7,102
Insurance — 1.0%
American Equity Investment Life Holding Co.	31	1,592
BRP Group, Inc., Class A *	32	801
Employers Holdings, Inc.	11	401
James River Group Holdings Ltd.	34	622
Kinsale Capital Group, Inc.	1	467
Palomar Holdings, Inc. *	24	1,414
RLI Corp.	23	3,167
Skyward Specialty Insurance Group, Inc. *	25	626
		9,090
INVESTMENTS	SHARES (000)	VALUE ($000)

Interactive Media & Services — 0.6%
QuinStreet, Inc. *	74	654
Shutterstock, Inc.	45	2,178
Yelp, Inc. *	79	2,864
		5,696
IT Services — 0.7%
Information Services Group, Inc.	509	2,727
Perficient, Inc. *	21	1,781
Squarespace, Inc., Class A *	56	1,749
		6,257
Leisure Products — 0.4%
Acushnet Holdings Corp. (b)	64	3,479
Life Sciences Tools & Services — 0.6%
Adaptive Biotechnologies Corp. *	15	99
Medpace Holdings, Inc. *	19	4,682
OmniAb, Inc. * (b)	80	402
OmniAb, Inc. ‡ *	7	—
Quanterix Corp. *	28	623
		5,806
Machinery — 1.3%
Albany International Corp., Class A	4	410
Luxfer Holdings plc (United Kingdom)	22	311
Mueller Industries, Inc.	60	5,232
Terex Corp.	11	661
Watts Water Technologies, Inc., Class A	32	5,822
		12,436
Marine Transportation — 0.3%
Eagle Bulk Shipping, Inc. (b)	10	459
Matson, Inc.	26	2,055
Safe Bulkers, Inc. (Greece) (b)	111	363
		2,877
Media — 0.6%
Gray Television, Inc.	64	508
Integral Ad Science Holding Corp. *	61	1,091
John Wiley & Sons, Inc., Class A	32	1,102
Magnite, Inc. *	85	1,160
Thryv Holdings, Inc. *	67	1,644
		5,505
Metals & Mining — 1.4%
Alpha Metallurgical Resources, Inc.	14	2,200
Arconic Corp. *	61	1,809
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Small Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Metals & Mining — continued
ATI, Inc. * (b)	14	614
Commercial Metals Co.	85	4,474
Constellium SE *	98	1,689
Olympic Steel, Inc.	6	290
Ryerson Holding Corp.	21	915
Schnitzer Steel Industries, Inc., Class A	18	547
SunCoke Energy, Inc.	35	276
		12,814
Mortgage Real Estate Investment Trusts (REITs) — 0.7%
Blackstone Mortgage Trust, Inc., Class A (b)	14	281
Dynex Capital, Inc. (b)	17	214
Ellington Financial, Inc. (b)	20	274
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	5	136
KKR Real Estate Finance Trust, Inc.	22	274
Ladder Capital Corp.	44	478
MFA Financial, Inc.	316	3,552
PennyMac Mortgage Investment Trust	68	912
		6,121
Multi-Utilities — 0.4%
NorthWestern Corp.	21	1,177
Unitil Corp.	47	2,409
		3,586
Office REITs — 0.4%
Brandywine Realty Trust	260	1,208
Corporate Office Properties Trust	61	1,442
Equity Commonwealth	18	370
Piedmont Office Realty Trust, Inc., Class A	104	756
		3,776
Oil, Gas & Consumable Fuels — 3.5%
Arch Resources, Inc. (b)	12	1,360
California Resources Corp.	26	1,177
Chord Energy Corp.	14	2,180
CNX Resources Corp. *	41	730
CONSOL Energy, Inc.	5	360
CVR Energy, Inc.	35	1,028
Delek US Holdings, Inc.	58	1,380
Dorian LPG Ltd.	36	924
Green Plains, Inc. *	39	1,248
Magnolia Oil & Gas Corp., Class A	17	355
Matador Resources Co.	74	3,858
Murphy Oil Corp.	68	2,616
INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
Ovintiv, Inc. (b)	102	3,879
PBF Energy, Inc., Class A	40	1,626
PDC Energy, Inc.	55	3,930
Peabody Energy Corp.	15	329
REX American Resources Corp. *	19	671
SM Energy Co.	123	3,896
Teekay Tankers Ltd., Class A (Canada)	35	1,323
		32,870
Paper & Forest Products — 0.1%
Louisiana-Pacific Corp.	13	986
Passenger Airlines — 0.4%
Alaska Air Group, Inc. *	21	1,128
SkyWest, Inc. *	65	2,631
		3,759
Personal Care Products — 1.9%
BellRing Brands, Inc. *	20	750
Edgewell Personal Care Co.	80	3,322
elf Beauty, Inc. *	59	6,685
Herbalife Ltd. * (b)	171	2,261
Medifast, Inc.	28	2,541
USANA Health Sciences, Inc. *	36	2,293
		17,852
Pharmaceuticals — 1.3%
Aclaris Therapeutics, Inc. *	130	1,343
Amneal Pharmaceuticals, Inc. *	211	655
Arvinas, Inc. *	51	1,272
Axsome Therapeutics, Inc. * (b)	50	3,567
Esperion Therapeutics, Inc. *	9	13
Longboard Pharmaceuticals, Inc. *	221	1,620
NGM Biopharmaceuticals, Inc. *	15	39
Reata Pharmaceuticals, Inc., Class A * (b)	40	4,084
		12,593
Professional Services — 2.2%
CACI International, Inc., Class A *	12	4,098
CBIZ, Inc. *	56	2,961
Heidrick & Struggles International, Inc.	40	1,049
KBR, Inc.	49	3,223
Kforce, Inc.	34	2,145
TriNet Group, Inc. *	54	5,139
TrueBlue, Inc. *	86	1,522
		20,137
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	53

JPMorgan U.S. Small Company Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Real Estate Management & Development — 0.1%
Forestar Group, Inc. *	38	864
Residential REITs — 0.1%
UMH Properties, Inc.	46	738
Retail REITs — 1.7%
Agree Realty Corp.	103	6,730
Kite Realty Group Trust	100	2,229
Phillips Edison & Co., Inc. (b)	80	2,727
Retail Opportunity Investments Corp.	115	1,557
RPT Realty	71	742
SITE Centers Corp.	124	1,642
		15,627
Semiconductors & Semiconductor Equipment — 3.8%
ACM Research, Inc., Class A *	135	1,767
Ambarella, Inc. *	8	696
Axcelis Technologies, Inc. *	34	6,229
Cirrus Logic, Inc. *	12	933
Cohu, Inc. *	69	2,863
MACOM Technology Solutions Holdings, Inc. *	51	3,364
MaxLinear, Inc. *	25	803
Onto Innovation, Inc. *	12	1,392
PDF Solutions, Inc. *	24	1,101
Power Integrations, Inc.	26	2,424
Rambus, Inc. *	73	4,703
Semtech Corp. *	106	2,693
Silicon Laboratories, Inc. *	7	1,074
SMART Global Holdings, Inc. *	94	2,739
Ultra Clean Holdings, Inc. *	39	1,480
Veeco Instruments, Inc. *	65	1,671
		35,932
Software — 5.8%
Adeia, Inc.	114	1,250
Asana, Inc., Class A *	113	2,485
AvePoint, Inc. * (b)	546	3,144
BlackLine, Inc. *	40	2,175
Box, Inc., Class A *	176	5,165
Braze, Inc., Class A * (b)	44	1,924
C3.ai, Inc., Class A * (b)	22	795
Clear Secure, Inc., Class A (b)	99	2,302
CommVault Systems, Inc. *	46	3,349
eGain Corp. *	283	2,119
Envestnet, Inc. *	34	2,032
LiveRamp Holdings, Inc. *	131	3,733
INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued
MicroStrategy, Inc., Class A * (b)	1	418
Olo, Inc., Class A * (b)	259	1,676
Q2 Holdings, Inc. *	31	946
Qualys, Inc. *	25	3,258
Rapid7, Inc. *	64	2,900
Riot Platforms, Inc. * (b)	161	1,908
Sprout Social, Inc., Class A * (b)	25	1,179
SPS Commerce, Inc. *	21	4,094
Workiva, Inc. *	45	4,528
Xperi, Inc. *	154	2,023
Zuora, Inc., Class A *	70	765
		54,168
Specialized REITs — 0.4%
National Storage Affiliates Trust	26	912
PotlatchDeltic Corp. (b)	51	2,684
		3,596
Specialty Retail — 2.4%
Aaron's Co., Inc. (The)	62	877
Abercrombie & Fitch Co., Class A *	95	3,567
Asbury Automotive Group, Inc. *	12	2,938
Boot Barn Holdings, Inc. *	42	3,584
Group 1 Automotive, Inc.	4	1,069
Lithia Motors, Inc., Class A	4	1,120
ODP Corp. (The) *	57	2,665
Signet Jewelers Ltd.	52	3,361
Upbound Group, Inc.	110	3,434
		22,615
Technology Hardware, Storage & Peripherals — 0.7%
Avid Technology, Inc. *	87	2,217
Super Micro Computer, Inc. *	18	4,429
		6,646
Textiles, Apparel & Luxury Goods — 0.9%
Crocs, Inc. *	58	6,562
Steven Madden Ltd.	49	1,587
		8,149
Trading Companies & Distributors — 4.3%
Beacon Roofing Supply, Inc. *	94	7,774
BlueLinx Holdings, Inc. *	15	1,462
Boise Cascade Co.	21	1,899
GMS, Inc. *	93	6,462
Herc Holdings, Inc.	19	2,578
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Small Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Trading Companies & Distributors — continued
MRC Global, Inc. *	184	1,851
NOW, Inc. *	366	3,794
Rush Enterprises, Inc., Class A	74	4,514
Titan Machinery, Inc. *	32	938
Veritiv Corp.	17	2,103
WESCO International, Inc.	38	6,788
		40,163
Water Utilities — 0.3%
American States Water Co.	30	2,590
Wireless Telecommunication Services — 0.1%
Gogo, Inc. *	46	778
Total Common Stocks (Cost $816,007)		922,373
Short-Term Investments — 5.1%
Investment Companies — 1.6%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (c) (d) (Cost $14,703)	14,700	14,703
Investment of Cash Collateral from Securities Loaned — 3.5%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (c) (d)	26,585	26,588
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (c) (d)	6,219	6,219
Total Investment of Cash Collateral from Securities Loaned (Cost $32,807)		32,807
Total Short-Term Investments (Cost $47,510)		47,510
Total Investments — 103.9% (Cost $863,517)		969,883
Liabilities in Excess of Other Assets — (3.9)%		(36,591)
NET ASSETS — 100.0%		933,292

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)
Security exempt from registration pursuant to
Regulation S under the Securities Act of 1933, as
amended. Regulation S applies to securities offerings
that are made outside of the United States and do not
involve direct selling efforts in the United States and
as such may have restrictions on resale.

(b)	The security or a portion of this security is on loan at June 30, 2023. The total value of securities on loan at June 30, 2023 is $32,149.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2023.

SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	55

JPMorgan U.S. Small Company Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
Russell 2000 E-Mini Index	121	09/15/2023	USD	11,514	123

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Small Cap Funds	June 30, 2023

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2023
(Amounts in thousands, except per share amounts)

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$1,271,909	$5,624,342	$3,982,404
Investments in affiliates, at value	29,696	162,027	62,312
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	50,732	309,027	286,965
Cash	162	811	200
Receivables:
Due from custodian	1,627	—	—
Investment securities sold	1,987	43,035	—
Fund shares sold	4,098	2,208	2,042
Dividends from non-affiliates	802	4,323	1,488
Dividends from affiliates	4	23	9
Securities lending income (See Note 2.C.)	14	43	44
Other assets	—	70	—
Total Assets	1,361,031	6,145,909	4,335,464
LIABILITIES:
Payables:
Investment securities purchased	7,135	15,835	17,284
Collateral received on securities loaned (See Note 2.C.)	50,732	309,027	286,965
Fund shares redeemed	929	17,745	19,809
Accrued liabilities:
Investment advisory fees	620	3,033	2,048
Administration fees	48	352	221
Distribution fees	75	131	103
Service fees	140	608	221
Custodian and accounting fees	12	53	34
Trustees’ and Chief Compliance Officer’s fees	— (a)	—	—
Other	130	205	415
Total Liabilities	59,821	346,989	327,100
Net Assets	$1,301,210	$5,798,920	$4,008,364

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	57

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2023 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$1,232,293	$4,259,809	$3,916,991
Total distributable earnings (loss)	68,917	1,539,111	91,373
Total Net Assets	$1,301,210	$5,798,920	$4,008,364
Net Assets:
Class A	$333,434	$507,387	$365,116
Class C	14,516	41,111	35,717
Class I	398,709	2,320,448	474,603
Class L	—	—	625,672
Class R2	—	5,984	16,702
Class R3	—	4,013	5,799
Class R4	—	538	4,955
Class R5	—	882,992	18,939
Class R6	554,551	2,036,447	2,460,861
Total	$1,301,210	$5,798,920	$4,008,364
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	14,451	12,053	23,176
Class C	1,074	1,734	3,934
Class I	13,943	43,648	25,713
Class L	—	—	32,284
Class R2	—	148	1,134
Class R3	—	96	369
Class R4	—	10	310
Class R5	—	16,530	977
Class R6	19,298	38,132	124,699
Net Asset Value (a):
Class A — Redemption price per share	$23.08	$42.10	$15.75
Class C — Offering price per share (b)	13.51	23.71	9.08
Class I — Offering and redemption price per share	28.60	53.16	18.46
Class L — Offering and redemption price per share	—	—	19.38
Class R2 — Offering and redemption price per share	—	40.43	14.74
Class R3 — Offering and redemption price per share	—	41.64	15.71
Class R4 — Offering and redemption price per share	—	53.01	15.99
Class R5 — Offering and redemption price per share	—	53.42	19.40
Class R6 — Offering and redemption price per share	28.74	53.41	19.73
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$24.36	$44.43	$16.62
Cost of investments in non-affiliates	$1,115,222	$4,290,909	$3,498,393
Cost of investments in affiliates	29,695	162,010	62,311
Investment securities on loan, at value (See Note 2.C.)	49,439	301,326	280,844
Cost of investment of cash collateral (See Note 2.C.)	50,734	309,031	286,978

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Small Cap Funds	June 30, 2023

	JPMorgan Small Cap Sustainable Leaders Fund	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund	JPMorgan U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$55,054	$1,361,704	$327,561	$922,373
Investments in affiliates, at value	906	28,802	8,885	14,703
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	—	34,084	3,028	32,807
Cash	4	121	37	79
Deposits at broker for futures contracts	—	1,837	—	950
Receivables:
Investment securities sold	—	834	637	3,724
Fund shares sold	276	671	300	1,043
Dividends from non-affiliates	57	2,111	241	812
Dividends from affiliates	— (a)	4	1	2
Securities lending income (See Note 2.C.)	—	57	— (a)	30
Variation margin on futures contracts	—	68	—	31
Due from adviser	6	—	—	—
Total Assets	56,303	1,430,293	340,690	976,554
LIABILITIES:
Payables:
Investment securities purchased	—	4,410	—	7,946
Collateral received on securities loaned (See Note 2.C.)	—	34,084	3,028	32,807
Fund shares redeemed	624	4,276	244	1,802
Accrued liabilities:
Investment advisory fees	—	703	125	448
Administration fees	1	71	6	56
Distribution fees	1	46	34	49
Service fees	2	65	43	73
Custodian and accounting fees	24	21	10	35
Trustees’ and Chief Compliance Officer’s fees	—	—	— (a)	— (a)
Other	43	85	59	46
Total Liabilities	695	43,761	3,549	43,262
Net Assets	$55,608	$1,386,532	$337,141	$933,292

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	59

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2023 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Small Cap Sustainable Leaders Fund	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund	JPMorgan U.S. Small Company Fund
NET ASSETS:
Paid-in-Capital	$116,494	$1,291,604	$306,455	$850,710
Total distributable earnings (loss)	(60,886)	94,928	30,686	82,582
Total Net Assets	$55,608	$1,386,532	$337,141	$933,292
Net Assets:
Class A	$3,122	$133,755	$132,676	$106,876
Class C	812	4,518	12,464	8,203
Class I	8,239	200,551	106,068	180,955
Class L	—	—	—	216,963
Class R2	159	25,900	—	39,461
Class R3	1,042	16,360	1,369	34,230
Class R4	654	23,193	251	5,662
Class R5	22,045	107,200	—	12,461
Class R6	19,535	875,055	84,313	328,481
Total	$55,608	$1,386,532	$337,141	$933,292
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	86	5,960	9,181	6,776
Class C	23	283	1,286	575
Class I	224	8,110	6,578	11,006
Class L	—	—	—	13,203
Class R2	4	1,177	—	2,605
Class R3	28	731	96	2,194
Class R4	18	938	16	347
Class R5	594	4,327	—	762
Class R6	527	35,246	5,205	19,976
Net Asset Value (a):
Class A — Redemption price per share	$36.29	$22.44	$14.45	$15.77
Class C — Offering price per share (b)	35.02	15.99	9.69	14.27
Class I — Offering and redemption price per share	36.81	24.73	16.13	16.44
Class L — Offering and redemption price per share	—	—	—	16.43
Class R2 — Offering and redemption price per share	35.98	22.02	—	15.15
Class R3 — Offering and redemption price per share	36.46	22.38	14.41	15.60
Class R4 — Offering and redemption price per share	36.85	24.73	16.04	16.29
Class R5 — Offering and redemption price per share	37.12	24.77	—	16.36
Class R6 — Offering and redemption price per share	37.05	24.83	16.20	16.44
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$38.30	$23.68	$15.25	$16.64
Cost of investments in non-affiliates	$63,287	$1,259,535	$288,938	$816,007
Cost of investments in affiliates	906	28,798	8,885	14,703
Investment securities on loan, at value	—	33,531	2,863	32,149
Cost of investment of cash collateral (See Note 2.C.)	—	34,084	3,028	32,807

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Small Cap Funds	June 30, 2023

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2023
(Amounts in thousands)

	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Growth Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$1	$—
Interest income from affiliates	— (a)	— (a)	—
Dividend income from non-affiliates	15,049	86,213	20,363
Dividend income from affiliates	1,407	7,724	1,647
Income from securities lending (net) (See Note 2.C.)	123	494	652
Total investment income	16,579	94,432	22,662
EXPENSES:
Investment advisory fees	7,766	38,134	25,618
Administration fees	896	4,400	2,956
Distribution fees:
Class A	762	1,296	939
Class C	103	354	293
Class R2	—	29	84
Class R3	—	11	13
Service fees:
Class A	762	1,296	939
Class C	34	118	98
Class I	913	6,190	1,225
Class L	—	—	567
Class R2	—	14	42
Class R3	—	11	13
Class R4	—	2	13
Class R5	—	860	20
Custodian and accounting fees	53	190	126
Interest expense to affiliates	—	— (a)	— (a)
Professional fees	57	80	70
Trustees’ and Chief Compliance Officer’s fees	30	46	40
Printing and mailing costs	239	387	522
Registration and filing fees	124	167	228
Transfer agency fees (See Note 2.G.)	32	311	153
Other	57	205	164
Total expenses	11,828	54,101	34,123
Less fees waived	(420)	(863)	(577)
Less expense reimbursements	(2)	(2)	(86)
Net expenses	11,406	53,236	33,460
Net investment income (loss)	5,173	41,196	(10,798)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	61

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2023 (continued)
(Amounts in thousands)
	JPMorgan Small Cap Blend Fund	JPMorgan Small Cap Equity Fund	JPMorgan Small Cap Growth Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(56,321)	$366,796	$(298,455)
Investments in affiliates	4	18	(8)
Net realized gain (loss)	(56,317)	366,814	(298,463)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	195,990	212,413	832,910
Investments in affiliates	(2)	(5)	(14)
Change in net unrealized appreciation/depreciation	195,988	212,408	832,896
Net realized/unrealized gains (losses)	139,671	579,222	534,433
Change in net assets resulting from operations	$144,844	$620,418	$523,635
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Small Cap Funds	June 30, 2023

	JPMorgan Small Cap Sustainable Leaders Fund	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund	JPMorgan U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$70	$— (a)	$37
Interest income from affiliates	—	— (a)	—	— (a)
Dividend income from non-affiliates	855	26,787	3,780	12,256
Dividend income from affiliates	41	1,302	321	669
Income from securities lending (net) (See Note 2.C.)	28	438	4	259
Total investment income	924	28,597	4,105	13,221
EXPENSES:
Investment advisory fees	569	8,693	1,725	5,456
Administration fees	66	1,003	235	682
Distribution fees:
Class A	10	379	334	272
Class C	7	40	111	79
Class R2	1	128	—	186
Class R3	5	39	3	80
Service fees:
Class A	10	379	334	272
Class C	2	13	37	26
Class I	27	541	283	421
Class L	—	—	—	224
Class R2	1	64	—	93
Class R3	5	39	3	80
Class R4	2	56	1	20
Class R5	34	61	—	12
Custodian and accounting fees	4	77	33	81
Interest expense to affiliates	—	1	—	— (a)
Professional fees	54	57	51	56
Trustees’ and Chief Compliance Officer’s fees	25	30	27	29
Printing and mailing costs	22	114	40	69
Registration and filing fees	101	130	92	121
Transfer agency fees (See Note 2.G.)	9	94	38	53
Other	17	42	17	36
Total expenses	971	11,980	3,364	8,348
Less fees waived	(306)	(411)	(358)	(91)
Less expense reimbursements	(9)	(16)	(4)	(2)
Net expenses	656	11,553	3,002	8,255
Net investment income (loss)	268	17,044	1,103	4,966

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	63

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2023 (continued)
(Amounts in thousands)
	JPMorgan Small Cap Sustainable Leaders Fund	JPMorgan Small Cap Value Fund	JPMorgan SMID Cap Equity Fund	JPMorgan U.S. Small Company Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(22,127)	$26,699	$781	$6,355
Investments in affiliates	— (a)	4	— (a)	2
Futures contracts	—	3,599	—	(366)
Net realized gain (loss)	(22,127)	30,302	781	5,991
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	34,458	53,194	29,382	110,845
Investments in affiliates	— (a)	(1)	(1)	(2)
Futures contracts	—	1,150	—	733
Change in net unrealized appreciation/depreciation	34,458	54,343	29,381	111,576
Net realized/unrealized gains (losses)	12,331	84,645	30,162	117,567
Change in net assets resulting from operations	$12,599	$101,689	$31,265	$122,533

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Small Cap Funds	June 30, 2023

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,173	$2,442	$41,196	$15,077
Net realized gain (loss)	(56,317)	29,386	366,814	824,129
Change in net unrealized appreciation/depreciation	195,988	(313,459)	212,408	(2,053,796)
Change in net assets resulting from operations	144,844	(281,631)	620,418	(1,214,590)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(6,699)	(21,573)	(68,027)	(151,887)
Class C	(474)	(1,645)	(10,150)	(21,858)
Class I	(7,016)	(22,295)	(269,782)	(611,417)
Class R2	—	—	(783)	(1,446)
Class R3	—	—	(603)	(1,096)
Class R4	—	—	(83)	(134)
Class R5	—	—	(97,087)	(175,932)
Class R6	(11,108)	(35,213)	(217,661)	(371,734)
Total distributions to shareholders	(25,297)	(80,726)	(664,176)	(1,335,504)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	129,892	280,624	198,716	(373,075)
NET ASSETS:
Change in net assets	249,439	(81,733)	154,958	(2,923,169)
Beginning of period	1,051,771	1,133,504	5,643,962	8,567,131
End of period	$1,301,210	$1,051,771	$5,798,920	$5,643,962
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	65

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(10,798)	$(31,611)	$268	$178
Net realized gain (loss)	(298,463)	171,697	(22,127)	53,741
Change in net unrealized appreciation/depreciation	832,896	(2,500,183)	34,458	(138,851)
Change in net assets resulting from operations	523,635	(2,360,097)	12,599	(84,932)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(1,706)	(88,137)	—	(2,056)
Class C	(305)	(16,056)	—	(495)
Class I	(1,815)	(108,918)	(5)	(6,302)
Class L	(2,183)	(106,109)	—	—
Class R2	(78)	(3,688)	—	(108)
Class R3	(23)	(1,216)	—	(1,293)
Class R4	(24)	(744)	—	(736)
Class R5	(71)	(4,092)	(83)	(41,862)
Class R6	(8,583)	(387,220)	(103)	(39,875)
Total distributions to shareholders	(14,788)	(716,180)	(191)	(92,727)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(419,664)	152,273	(91,410)	(53,917)
NET ASSETS:
Change in net assets	89,183	(2,924,004)	(79,002)	(231,576)
Beginning of period	3,919,181	6,843,185	134,610	366,186
End of period	$4,008,364	$3,919,181	$55,608	$134,610
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Small Cap Funds	June 30, 2023

	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$17,044	$11,812	$1,103	$(313)
Net realized gain (loss)	30,302	111,422	781	37,948
Change in net unrealized appreciation/depreciation	54,343	(349,758)	29,381	(81,155)
Change in net assets resulting from operations	101,689	(226,524)	31,265	(43,520)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(14,371)	(30,651)	(15,586)	(32,659)
Class C	(688)	(1,469)	(2,508)	(5,276)
Class I	(19,363)	(39,382)	(11,951)	(25,314)
Class R2	(2,401)	(5,159)	—	—
Class R3	(1,466)	(2,790)	(155)	(409)
Class R4	(1,991)	(4,106)	(24)	(187)
Class R5	(3,397)	(7,337)	—	—
Class R6	(74,358)	(137,512)	(5,029)	(11,356)
Total distributions to shareholders	(118,035)	(228,406)	(35,253)	(75,201)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	111,628	235,742	30,046	10,028
NET ASSETS:
Change in net assets	95,282	(219,188)	26,058	(108,693)
Beginning of period	1,291,250	1,510,438	311,083	419,776
End of period	$1,386,532	$1,291,250	$337,141	$311,083
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	67

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,966	$2,610
Net realized gain (loss)	5,991	73,571
Change in net unrealized appreciation/depreciation	111,576	(287,128)
Change in net assets resulting from operations	122,533	(210,947)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(6,260)	(29,540)
Class C	(676)	(4,945)
Class I	(9,595)	(49,718)
Class L	(11,694)	(67,831)
Class R2	(2,071)	(9,917)
Class R3	(1,857)	(8,423)
Class R4	(591)	(2,509)
Class R5	(843)	(2,218)
Class R6	(18,078)	(74,009)
Total distributions to shareholders	(51,665)	(249,110)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(7,323)	187,892
NET ASSETS:
Change in net assets	63,545	(272,165)
Beginning of period	869,747	1,141,912
End of period	$933,292	$869,747
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan Small Cap Funds	June 30, 2023

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$79,702	$109,480	$95,127	$102,040
Distributions reinvested	6,271	19,835	63,887	143,874
Cost of shares redeemed	(51,961)	(47,018)	(166,188)	(293,987)
Change in net assets resulting from Class A capital transactions	34,012	82,297	(7,174)	(48,073)
Class C
Proceeds from shares issued	4,480	4,909	2,851	760
Distributions reinvested	474	1,644	10,107	21,747
Cost of shares redeemed	(4,046)	(2,401)	(19,971)	(22,616)
Change in net assets resulting from Class C capital transactions	908	4,152	(7,013)	(109)
Class I
Proceeds from shares issued	191,489	162,493	590,687	669,520
Distributions reinvested	7,004	22,245	249,070	586,636
Cost of shares redeemed	(144,690)	(116,559)	(991,626)	(1,875,986)
Change in net assets resulting from Class I capital transactions	53,803	68,179	(151,869)	(619,830)
Class R2
Proceeds from shares issued	—	—	840	1,538
Distributions reinvested	—	—	766	1,394
Cost of shares redeemed	—	—	(1,107)	(2,316)
Change in net assets resulting from Class R2 capital transactions	—	—	499	616
Class R3
Proceeds from shares issued	—	—	867	735
Distributions reinvested	—	—	479	919
Cost of shares redeemed	—	—	(1,477)	(1,186)
Change in net assets resulting from Class R3 capital transactions	—	—	(131)	468
Class R4
Proceeds from shares issued	—	—	60	49
Distributions reinvested	—	—	83	134
Cost of shares redeemed	—	—	(280)	(54)
Change in net assets resulting from Class R4 capital transactions	—	—	(137)	129
Class R5
Proceeds from shares issued	—	—	165,939	113,109
Distributions reinvested	—	—	91,994	166,417
Cost of shares redeemed	—	—	(151,348)	(464,900)
Change in net assets resulting from Class R5 capital transactions	—	—	106,585	(185,374)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	69

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$175,882	$237,108	$510,468	$616,792
Distributions reinvested	10,940	32,877	213,371	358,361
Cost of shares redeemed	(145,653)	(143,989)	(465,883)	(496,055)
Change in net assets resulting from Class R6 capital transactions	41,169	125,996	257,956	479,098
Total change in net assets resulting from capital transactions	$129,892	$280,624	$198,716	$(373,075)
SHARE TRANSACTIONS:
Class A
Issued	3,589	4,297	2,253	1,910
Reinvested	285	765	1,553	2,726
Redeemed	(2,349)	(1,872)	(3,866)	(5,538)
Change in Class A Shares	1,525	3,190	(60)	(902)
Class C
Issued	338	314	118	22
Reinvested	37	106	435	660
Redeemed	(312)	(157)	(788)	(648)
Change in Class C Shares	63	263	(235)	34
Class I
Issued	6,985	5,253	11,055	9,928
Reinvested	258	696	4,799	9,067
Redeemed	(5,332)	(3,828)	(18,658)	(27,719)
Change in Class I Shares	1,911	2,121	(2,804)	(8,724)
Class R2
Issued	—	—	20	28
Reinvested	—	—	19	27
Redeemed	—	—	(25)	(43)
Change in Class R2 Shares	—	—	14	12
Class R3
Issued	—	—	20	13
Reinvested	—	—	12	18
Redeemed	—	—	(35)	(22)
Change in Class R3 Shares	—	—	(3)	9
Class R4
Issued	—	—	1	1
Reinvested	—	—	2	2
Redeemed	—	—	(6)	(1)
Change in Class R4 Shares	—	—	(3)	2
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan Small Cap Funds	June 30, 2023

	JPMorgan Small Cap Blend Fund		JPMorgan Small Cap Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R5
Issued	—	—	3,092	1,678
Reinvested	—	—	1,764	2,559
Redeemed	—	—	(2,846)	(6,686)
Change in Class R5 Shares	—	—	2,010	(2,449)
Class R6
Issued	6,377	7,440	9,377	8,793
Reinvested	402	1,024	4,091	5,509
Redeemed	(5,298)	(4,834)	(8,779)	(7,688)
Change in Class R6 Shares	1,481	3,630	4,689	6,614
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	71

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$39,028	$68,702	$440	$1,325
Distributions reinvested	1,581	82,955	—	2,035
Cost of shares redeemed	(105,591)	(189,666)	(2,522)	(1,715)
Change in net assets resulting from Class A capital transactions	(64,982)	(38,009)	(2,082)	1,645
Class C
Proceeds from shares issued	977	3,449	80	187
Distributions reinvested	283	14,632	—	453
Cost of shares redeemed	(11,416)	(22,839)	(336)	(610)
Change in net assets resulting from Class C capital transactions	(10,156)	(4,758)	(256)	30
Class I
Proceeds from shares issued	154,362	373,606	1,105	6,073
Distributions reinvested	914	57,488	5	5,967
Cost of shares redeemed	(313,423)	(410,774)	(7,035)	(20,227)
Change in net assets resulting from Class I capital transactions	(158,147)	20,320	(5,925)	(8,187)
Class L
Proceeds from shares issued	218,599	156,507	—	—
Distributions reinvested	2,030	99,211	—	—
Cost of shares redeemed	(163,526)	(413,053)	—	—
Change in net assets resulting from Class L capital transactions	57,103	(157,335)	—	—
Class R2
Proceeds from shares issued	3,110	4,800	44	60
Distributions reinvested	78	3,681	—	108
Cost of shares redeemed	(5,243)	(9,390)	(184)	(147)
Change in net assets resulting from Class R2 capital transactions	(2,055)	(909)	(140)	21
Class R3
Proceeds from shares issued	1,196	2,445	351	596
Distributions reinvested	23	1,216	—	1,293
Cost of shares redeemed	(1,230)	(3,242)	(2,236)	(1,991)
Change in net assets resulting from Class R3 capital transactions	(11)	419	(1,885)	(102)
Class R4
Proceeds from shares issued	1,303	3,552	42	871
Distributions reinvested	24	744	—	736
Cost of shares redeemed	(2,145)	(1,786)	(185)	(1,984)
Change in net assets resulting from Class R4 capital transactions	(818)	2,510	(143)	(377)
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan Small Cap Funds	June 30, 2023

	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R5
Proceeds from shares issued	$4,374	$6,577	$5,293	$13,959
Distributions reinvested	71	4,092	79	38,933
Cost of shares redeemed	(8,621)	(13,016)	(33,320)	(94,810)
Change in net assets resulting from Class R5 capital transactions	(4,176)	(2,347)	(27,948)	(41,918)
Class R6
Proceeds from shares issued	385,164	902,444	4,783	25,149
Distributions reinvested	8,446	376,936	102	39,875
Cost of shares redeemed	(630,032)	(946,998)	(57,916)	(70,053)
Change in net assets resulting from Class R6 capital transactions	(236,422)	332,382	(53,031)	(5,029)
Total change in net assets resulting from capital transactions	$(419,664)	$152,273	$(91,410)	$(53,917)
SHARE TRANSACTIONS:
Class A
Issued	2,629	3,446	12	25
Reinvested	108	4,125	—	47
Redeemed	(7,182)	(9,344)	(70)	(33)
Change in Class A Shares	(4,445)	(1,773)	(58)	39
Class C
Issued	115	284	3	2
Reinvested	33	1,248	—	11
Redeemed	(1,334)	(1,881)	(10)	(12)
Change in Class C Shares	(1,186)	(349)	(7)	1
Class I
Issued	8,904	16,225	30	128
Reinvested	53	2,450	— (a)	136
Redeemed	(18,236)	(18,024)	(190)	(371)
Change in Class I Shares	(9,279)	651	(160)	(107)
Class L
Issued	12,067	6,622	—	—
Reinvested	113	4,038	—	—
Redeemed	(9,027)	(17,220)	—	—
Change in Class L Shares	3,153	(6,560)	—	—

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	73

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Small Cap Growth Fund		JPMorgan Small Cap Sustainable Leaders Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R2
Issued	226	271	1	2
Reinvested	6	195	—	2
Redeemed	(377)	(470)	(6)	(2)
Change in Class R2 Shares	(145)	(4)	(5)	2
Class R3
Issued	80	116	10	11
Reinvested	2	61	—	30
Redeemed	(83)	(168)	(63)	(38)
Change in Class R3 Shares	(1)	9	(53)	3
Class R4
Issued	88	190	1	14
Reinvested	2	37	—	17
Redeemed	(139)	(93)	(5)	(46)
Change in Class R4 Shares	(49)	134	(4)	(15)
Class R5
Issued	244	272	147	280
Reinvested	4	166	2	881
Redeemed	(475)	(554)	(913)	(2,177)
Change in Class R5 Shares	(227)	(116)	(764)	(1,016)
Class R6
Issued	20,805	38,989	132	450
Reinvested	463	15,090	3	904
Redeemed	(33,851)	(38,530)	(1,558)	(1,533)
Change in Class R6 Shares	(12,583)	15,549	(1,423)	(179)
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan Small Cap Funds	June 30, 2023

	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$13,805	$32,048	$9,387	$10,956
Distributions reinvested	13,910	29,706	15,104	31,521
Cost of shares redeemed	(40,432)	(55,014)	(23,838)	(26,360)
Change in net assets resulting from Class A capital transactions	(12,717)	6,740	653	16,117
Class C
Proceeds from shares issued	633	1,365	1,421	5,788
Distributions reinvested	688	1,465	2,485	5,223
Cost of shares redeemed	(2,124)	(3,182)	(6,523)	(9,381)
Change in net assets resulting from Class C capital transactions	(803)	(352)	(2,617)	1,630
Class I
Proceeds from shares issued	45,800	170,705	37,789	38,060
Distributions reinvested	19,347	38,983	10,870	23,180
Cost of shares redeemed	(96,568)	(128,423)	(61,314)	(47,309)
Change in net assets resulting from Class I capital transactions	(31,421)	81,265	(12,655)	13,931
Class R2
Proceeds from shares issued	6,406	8,717	—	—
Distributions reinvested	2,388	5,134	—	—
Cost of shares redeemed	(7,126)	(13,939)	—	—
Change in net assets resulting from Class R2 capital transactions	1,668	(88)	—	—
Class R3
Proceeds from shares issued	3,687	4,316	303	272
Distributions reinvested	1,466	2,790	136	360
Cost of shares redeemed	(3,117)	(4,341)	(535)	(729)
Change in net assets resulting from Class R3 capital transactions	2,036	2,765	(96)	(97)
Class R4
Proceeds from shares issued	4,854	5,206	37	94
Distributions reinvested	1,991	4,106	3	147
Cost of shares redeemed	(5,578)	(7,655)	(9)	(959)
Change in net assets resulting from Class R4 capital transactions	1,267	1,657	31	(718)
Class R5
Proceeds from shares issued	89,092	10,929	—	—
Distributions reinvested	3,342	7,243	—	—
Cost of shares redeemed	(23,683)	(19,784)	—	—
Change in net assets resulting from Class R5 capital transactions	68,751	(1,612)	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	75

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$170,727	$168,959	$63,114	$13,856
Distributions reinvested	74,357	137,512	4,154	9,560
Cost of shares redeemed	(162,237)	(161,104)	(22,538)	(44,251)
Change in net assets resulting from Class R6 capital transactions	82,847	145,367	44,730	(20,835)
Total change in net assets resulting from capital transactions	$111,628	$235,742	$30,046	$10,028
SHARE TRANSACTIONS:
Class A
Issued	598	1,098	650	604
Reinvested	611	1,099	1,092	1,743
Redeemed	(1,775)	(1,936)	(1,641)	(1,411)
Change in Class A Shares	(566)	261	101	936
Class C
Issued	37	64	150	471
Reinvested	42	73	267	405
Redeemed	(128)	(144)	(671)	(712)
Change in Class C Shares	(49)	(7)	(254)	164
Class I
Issued	1,788	5,498	2,363	1,894
Reinvested	773	1,322	704	1,165
Redeemed	(3,757)	(4,249)	(3,811)	(2,251)
Change in Class I Shares	(1,196)	2,571	(744)	808
Class R2
Issued	283	302	—	—
Reinvested	107	193	—	—
Redeemed	(314)	(495)	—	—
Change in Class R2 Shares	76	— (a)	—	—
Class R3
Issued	162	150	21	15
Reinvested	65	103	10	20
Redeemed	(135)	(154)	(35)	(40)
Change in Class R3 Shares	92	99	(4)	(5)
Class R4
Issued	195	171	3	5
Reinvested	79	139	— (a)	7
Redeemed	(220)	(252)	(1)	(48)
Change in Class R4 Shares	54	58	2	(36)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan Small Cap Funds	June 30, 2023

	JPMorgan Small Cap Value Fund		JPMorgan SMID Cap Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R5
Issued	3,447	349	—	—
Reinvested	134	245	—	—
Redeemed	(944)	(590)	—	—
Change in Class R5 Shares	2,637	4	—	—
Class R6
Issued	6,737	5,464	4,108	685
Reinvested	2,960	4,647	268	480
Redeemed	(6,222)	(5,196)	(1,437)	(2,119)
Change in Class R6 Shares	3,475	4,915	2,939	(954)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	77

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$19,916	$28,414
Distributions reinvested	5,714	27,262
Cost of shares redeemed	(30,410)	(32,034)
Change in net assets resulting from Class A capital transactions	(4,780)	23,642
Class C
Proceeds from shares issued	1,098	1,281
Distributions reinvested	648	4,821
Cost of shares redeemed	(6,739)	(7,801)
Change in net assets resulting from Class C capital transactions	(4,993)	(1,699)
Class I
Proceeds from shares issued	44,384	47,080
Distributions reinvested	9,233	47,831
Cost of shares redeemed	(45,515)	(62,245)
Change in net assets resulting from Class I capital transactions	8,102	32,666
Class L
Proceeds from shares issued	54,324	43,205
Distributions reinvested	9,578	51,373
Cost of shares redeemed	(92,068)	(62,004)
Change in net assets resulting from Class L capital transactions	(28,166)	32,574
Class R2
Proceeds from shares issued	6,602	7,271
Distributions reinvested	2,038	9,749
Cost of shares redeemed	(5,381)	(8,739)
Change in net assets resulting from Class R2 capital transactions	3,259	8,281
Class R3
Proceeds from shares issued	6,028	7,558
Distributions reinvested	1,750	7,946
Cost of shares redeemed	(5,615)	(6,809)
Change in net assets resulting from Class R3 capital transactions	2,163	8,695
Class R4
Proceeds from shares issued	1,624	1,463
Distributions reinvested	591	2,509
Cost of shares redeemed	(6,107)	(1,800)
Change in net assets resulting from Class R4 capital transactions	(3,892)	2,172
Class R5
Proceeds from shares issued	10,370	2,356
Distributions reinvested	570	1,374
Cost of shares redeemed	(3,549)	(5,769)
Change in net assets resulting from Class R5 capital transactions	7,391	(2,039)
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan Small Cap Funds	June 30, 2023

	JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$73,167	$106,983
Distributions reinvested	17,703	71,679
Cost of shares redeemed	(77,277)	(95,062)
Change in net assets resulting from Class R6 capital transactions	13,593	83,600
Total change in net assets resulting from capital transactions	$(7,323)	$187,892
SHARE TRANSACTIONS:
Class A
Issued	1,291	1,461
Reinvested	379	1,508
Redeemed	(1,998)	(1,608)
Change in Class A Shares	(328)	1,361
Class C
Issued	78	77
Reinvested	48	291
Redeemed	(481)	(454)
Change in Class C Shares	(355)	(86)
Class I
Issued	2,796	2,293
Reinvested	588	2,548
Redeemed	(2,858)	(3,295)
Change in Class I Shares	526	1,546
Class L
Issued	3,397	2,184
Reinvested	611	2,737
Redeemed	(5,729)	(3,111)
Change in Class L Shares	(1,721)	1,810
Class R2
Issued	447	389
Reinvested	141	559
Redeemed	(365)	(464)
Change in Class R2 Shares	223	484
Class R3
Issued	397	395
Reinvested	117	444
Redeemed	(373)	(359)
Change in Class R3 Shares	141	480
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	79

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan U.S. Small Company Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R4
Issued	102	75
Reinvested	38	135
Redeemed	(394)	(91)
Change in Class R4 Shares	(254)	119
Class R5
Issued	638	119
Reinvested	36	73
Redeemed	(218)	(292)
Change in Class R5 Shares	456	(100)
Class R6
Issued	4,586	5,452
Reinvested	1,128	3,813
Redeemed	(4,820)	(4,615)
Change in Class R6 Shares	894	4,650
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan Small Cap Funds	June 30, 2023

THIS PAGE IS INTENTIONALLY LEFT BLANK

81

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Blend Fund
Class A
Year Ended June 30, 2023	$20.86	$0.03	$2.68	$2.71	$(0.03)	$(0.46)	$(0.49)
Year Ended June 30, 2022	28.67	(0.02)	(5.77)	(5.79)	—	(2.02)	(2.02)
Year Ended June 30, 2021	19.11	(0.03)	10.08	10.05	(0.02)	(0.47)	(0.49)
Year Ended June 30, 2020	19.78	0.04	(0.04)	— (f)	(0.02)	(0.65)	(0.67)
Year Ended June 30, 2019	26.65	— (f)	(0.63)	(0.63)	—	(6.24)	(6.24)
Class C
Year Ended June 30, 2023	12.44	(0.05)	1.59	1.54	(0.01)	(0.46)	(0.47)
Year Ended June 30, 2022	18.01	(0.09)	(3.46)	(3.55)	—	(2.02)	(2.02)
Year Ended June 30, 2021	12.19	(0.08)	6.37	6.29	—	(0.47)	(0.47)
Year Ended June 30, 2020	12.90	(0.04)	(0.02)	(0.06)	—	(0.65)	(0.65)
Year Ended June 30, 2019	19.89	(0.08)	(0.67)	(0.75)	—	(6.24)	(6.24)
Class I
Year Ended June 30, 2023	25.71	0.11	3.31	3.42	(0.07)	(0.46)	(0.53)
Year Ended June 30, 2022	34.81	0.05	(7.10)	(7.05)	(0.03)	(2.02)	(2.05)
Year Ended June 30, 2021	23.09	0.04	12.20	12.24	(0.05)	(0.47)	(0.52)
Year Ended June 30, 2020	23.75	0.10	(0.06)	0.04	(0.05)	(0.65)	(0.70)
Year Ended June 30, 2019	30.53	0.05	(0.59)	(0.54)	—	(6.24)	(6.24)
Class R6
Year Ended June 30, 2023	25.83	0.18	3.33	3.51	(0.14)	(0.46)	(0.60)
Year Ended June 30, 2022	34.96	0.13	(7.13)	(7.00)	(0.11)	(2.02)	(2.13)
Year Ended June 30, 2021	23.17	0.11	12.25	12.36	(0.10)	(0.47)	(0.57)
Year Ended June 30, 2020	23.82	0.16	(0.06)	0.10	(0.10)	(0.65)	(0.75)
July 2, 2018 (g) through June 30, 2019	30.73	0.18	(0.85)	(0.67)	—	(6.24)	(6.24)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan Small Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$23.08	13.11%	$333,434	1.24%	0.15%	1.28%	37%
20.86	(21.57)	269,579	1.25	(0.09)	1.28	45
28.67	52.98	279,114	1.24	(0.12)	1.27	48
19.11	(0.24)	132,674	1.24	0.19	1.32	48
19.78	0.70	116,751	1.24	(0.01)	1.37	75

13.51	12.53	14,516	1.74	(0.35)	1.79	37
12.44	(21.93)	12,568	1.75	(0.59)	1.79	45
18.01	52.22	13,468	1.73	(0.56)	1.78	48
12.19	(0.83)	24,323	1.74	(0.31)	1.80	48
12.90	0.25	38,625	1.74	(0.53)	1.85	75

28.60	13.42	398,709	0.99	0.40	1.02	37
25.71	(21.39)	309,359	0.99	0.16	1.02	45
34.81	53.39	344,974	0.99	0.13	1.02	48
23.09	(0.02)	148,443	0.99	0.44	1.05	48
23.75	0.94	110,123	0.99	0.20	1.10	75

28.74	13.72	554,551	0.74	0.65	0.77	37
25.83	(21.21)	460,265	0.74	0.41	0.77	45
34.96	53.76	495,948	0.74	0.37	0.77	48
23.17	0.22	167,419	0.74	0.69	0.80	48
23.82	0.55	82,758	0.74	0.79	1.10	75
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	83

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Equity Fund
Class A
Year Ended June 30, 2023	$43.52	$0.15	$4.60	$4.75	$—	$(6.17)	$(6.17)
Year Ended June 30, 2022	65.04	(0.08)	(8.96)	(9.04)	—	(12.48)	(12.48)
Year Ended June 30, 2021	45.69	(0.02)	21.07	21.05	(0.07)	(1.63)	(1.70)
Year Ended June 30, 2020	50.05	0.12	(1.95)	(1.83)	(0.15)	(2.38)	(2.53)
Year Ended June 30, 2019	52.43	0.12	0.95	1.07	(0.06)	(3.39)	(3.45)
Class C
Year Ended June 30, 2023	27.11	(0.04)	2.81	2.77	—	(6.17)	(6.17)
Year Ended June 30, 2022	45.39	(0.23)	(5.57)	(5.80)	—	(12.48)	(12.48)
Year Ended June 30, 2021	32.42	(0.20)	14.84	14.64	(0.04)	(1.63)	(1.67)
Year Ended June 30, 2020	36.25	(0.08)	(1.35)	(1.43)	(0.02)	(2.38)	(2.40)
Year Ended June 30, 2019	39.12	(0.09)	0.61	0.52	—	(3.39)	(3.39)
Class I
Year Ended June 30, 2023	53.40	0.33	5.67	6.00	(0.07)	(6.17)	(6.24)
Year Ended June 30, 2022	76.84	0.09	(10.99)	(10.90)	(0.06)	(12.48)	(12.54)
Year Ended June 30, 2021	53.70	0.17	24.81	24.98	(0.21)	(1.63)	(1.84)
Year Ended June 30, 2020	58.34	0.30	(2.30)	(2.00)	(0.26)	(2.38)	(2.64)
Year Ended June 30, 2019	60.52	0.29	1.12	1.41	(0.20)	(3.39)	(3.59)
Class R2
Year Ended June 30, 2023	42.12	0.05	4.43	4.48	—	(6.17)	(6.17)
Year Ended June 30, 2022	63.47	(0.20)	(8.67)	(8.87)	—	(12.48)	(12.48)
Year Ended June 30, 2021	44.70	(0.15)	20.59	20.44	(0.04)	(1.63)	(1.67)
Year Ended June 30, 2020	48.98	0.01	(1.91)	(1.90)	—	(2.38)	(2.38)
Year Ended June 30, 2019	51.44	— (d)	0.93	0.93	—	(3.39)	(3.39)
Class R3
Year Ended June 30, 2023	43.11	0.14	4.57	4.71	(0.01)	(6.17)	(6.18)
Year Ended June 30, 2022	64.53	(0.06)	(8.88)	(8.94)	—	(12.48)	(12.48)
Year Ended June 30, 2021	45.38	— (d)	20.92	20.92	(0.14)	(1.63)	(1.77)
Year Ended June 30, 2020	49.73	0.13	(1.93)	(1.80)	(0.17)	(2.38)	(2.55)
Year Ended June 30, 2019	52.13	0.13	0.92	1.05	(0.06)	(3.39)	(3.45)
Class R4
Year Ended June 30, 2023	53.28	0.31	5.68	5.99	(0.09)	(6.17)	(6.26)
Year Ended June 30, 2022	76.73	0.09	(10.98)	(10.89)	(0.08)	(12.48)	(12.56)
Year Ended June 30, 2021	53.63	0.17	24.78	24.95	(0.22)	(1.63)	(1.85)
Year Ended June 30, 2020	58.26	0.29	(2.29)	(2.00)	(0.25)	(2.38)	(2.63)
Year Ended June 30, 2019	60.42	0.29	1.12	1.41	(0.18)	(3.39)	(3.57)
Class R5
Year Ended June 30, 2023	53.64	0.44	5.69	6.13	(0.18)	(6.17)	(6.35)
Year Ended June 30, 2022	77.14	0.23	(11.05)	(10.82)	(0.20)	(12.48)	(12.68)
Year Ended June 30, 2021	53.88	0.30	24.90	25.20	(0.31)	(1.63)	(1.94)
Year Ended June 30, 2020	58.51	0.40	(2.30)	(1.90)	(0.35)	(2.38)	(2.73)
Year Ended June 30, 2019	60.69	0.41	1.11	1.52	(0.31)	(3.39)	(3.70)
Class R6
Year Ended June 30, 2023	53.63	0.48	5.68	6.16	(0.21)	(6.17)	(6.38)
Year Ended June 30, 2022	77.14	0.26	(11.05)	(10.79)	(0.24)	(12.48)	(12.72)
Year Ended June 30, 2021	53.87	0.34	24.90	25.24	(0.34)	(1.63)	(1.97)
Year Ended June 30, 2020	58.50	0.44	(2.30)	(1.86)	(0.39)	(2.38)	(2.77)
Year Ended June 30, 2019	60.68	0.44	1.11	1.55	(0.34)	(3.39)	(3.73)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.
(e)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan Small Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$42.10	11.25%	$507,387	1.25%	0.34%	1.26%	22%
43.52	(17.26)	527,124	1.27	(0.13)	1.27	16
65.04	46.60	846,460	1.26	(0.03)	1.27	29
45.69	(4.11)	653,887	1.26	0.25	1.27	23
50.05	2.82	791,846	1.23	0.24	1.25	23

23.71	10.70	41,111	1.74	(0.17)	1.75	22
27.11	(17.65)	53,369	1.75	(0.62)	1.75	16
45.39	45.91	87,848	1.74	(0.50)	1.74	29
32.42	(4.56)	80,258	1.74	(0.24)	1.75	23
36.25	2.31	111,453	1.73	(0.25)	1.75	23

53.16	11.53	2,320,448	0.99	0.61	1.00	22
53.40	(17.02)	2,480,437	0.99	0.14	1.00	16
76.84	47.01	4,239,905	0.98	0.25	0.99	29
53.70	(3.83)	3,240,725	0.98	0.54	0.99	23
58.34	3.05	2,720,056	0.98	0.51	1.00	23

40.43	10.96	5,984	1.49	0.12	1.52	22
42.12	(17.44)	5,646	1.49	(0.36)	1.51	16
63.47	46.28	7,744	1.48	(0.26)	1.51	29
44.70	(4.32)	6,746	1.49	0.02	1.52	23
48.98	2.56	9,718	1.48	— (e)	1.52	23

41.64	11.26	4,013	1.24	0.34	1.24	22
43.11	(17.24)	4,281	1.24	(0.11)	1.24	16
64.53	46.66	5,829	1.23	— (e)	1.24	29
45.38	(4.08)	2,948	1.24	0.28	1.24	23
49.73	2.79	2,597	1.23	0.26	1.25	23

53.01	11.54	538	0.99	0.57	1.01	22
53.28	(17.03)	688	0.99	0.14	1.00	16
76.73	47.01	834	0.98	0.25	1.00	29
53.63	(3.83)	449	0.98	0.53	1.01	23
58.26	3.05	475	0.98	0.50	1.03	23

53.42	11.76	882,992	0.80	0.83	0.84	22
53.64	(16.87)	778,819	0.80	0.34	0.84	16
77.14	47.29	1,309,013	0.79	0.44	0.84	29
53.88	(3.65)	984,863	0.80	0.71	0.84	23
58.51	3.26	1,214,075	0.79	0.70	0.85	23

53.41	11.83	2,036,447	0.74	0.88	0.74	22
53.63	(16.83)	1,793,598	0.74	0.39	0.75	16
77.14	47.39	2,069,498	0.73	0.50	0.74	29
53.87	(3.60)	1,625,610	0.74	0.78	0.74	23
58.50	3.33	1,425,704	0.73	0.76	0.75	23
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	85

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Growth Fund
Class A
Year Ended June 30, 2023	$13.92	$(0.10)	$2.00	$1.90	$—	$(0.07)	$(0.07)
Year Ended June 30, 2022	25.86	(0.20)	(8.46)	(8.66)	—	(3.28)	(3.28)
Year Ended June 30, 2021	18.70	(0.23)	9.22	8.99	(0.01)	(1.82)	(1.83)
Year Ended June 30, 2020	17.00	(0.11)	2.88	2.77	—	(1.07)	(1.07)
Year Ended June 30, 2019	18.45	(0.11)	0.67	0.56	—	(2.01)	(2.01)
Class C
Year Ended June 30, 2023	8.09	(0.10)	1.16	1.06	—	(0.07)	(0.07)
Year Ended June 30, 2022	16.62	(0.18)	(5.07)	(5.25)	—	(3.28)	(3.28)
Year Ended June 30, 2021	12.53	(0.23)	6.14	5.91	—	(1.82)	(1.82)
Year Ended June 30, 2020	11.78	(0.13)	1.95	1.82	—	(1.07)	(1.07)
Year Ended June 30, 2019	13.55	(0.14)	0.38	0.24	—	(2.01)	(2.01)
Class I
Year Ended June 30, 2023	16.26	(0.07)	2.34	2.27	—	(0.07)	(0.07)
Year Ended June 30, 2022	29.53	(0.16)	(9.83)	(9.99)	—	(3.28)	(3.28)
Year Ended June 30, 2021	21.14	(0.20)	10.46	10.26	(0.05)	(1.82)	(1.87)
Year Ended June 30, 2020	19.05	(0.07)	3.24	3.17	(0.01)	(1.07)	(1.08)
Year Ended June 30, 2019	20.35	(0.08)	0.79	0.71	—	(2.01)	(2.01)
Class L
Year Ended June 30, 2023	17.04	(0.05)	2.46	2.41	—	(0.07)	(0.07)
Year Ended June 30, 2022	30.73	(0.14)	(10.27)	(10.41)	—	(3.28)	(3.28)
Year Ended June 30, 2021	21.93	(0.16)	10.85	10.69	(0.07)	(1.82)	(1.89)
Year Ended June 30, 2020	19.71	(0.04)	3.36	3.32	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	20.95	(0.05)	0.82	0.77	—	(2.01)	(2.01)
Class R2
Year Ended June 30, 2023	13.06	(0.13)	1.88	1.75	—	(0.07)	(0.07)
Year Ended June 30, 2022	24.55	(0.23)	(7.98)	(8.21)	—	(3.28)	(3.28)
Year Ended June 30, 2021	17.85	(0.27)	8.79	8.52	—	(1.82)	(1.82)
Year Ended June 30, 2020	16.31	(0.14)	2.75	2.61	—	(1.07)	(1.07)
Year Ended June 30, 2019	17.84	(0.15)	0.63	0.48	—	(2.01)	(2.01)
Class R3
Year Ended June 30, 2023	13.88	(0.10)	2.00	1.90	—	(0.07)	(0.07)
Year Ended June 30, 2022	25.79	(0.19)	(8.44)	(8.63)	—	(3.28)	(3.28)
Year Ended June 30, 2021	18.66	(0.23)	9.21	8.98	(0.03)	(1.82)	(1.85)
Year Ended June 30, 2020	17.00	(0.11)	2.87	2.76	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	18.45	(0.10)	0.66	0.56	—	(2.01)	(2.01)
Class R4
Year Ended June 30, 2023	14.10	(0.06)	2.02	1.96	—	(0.07)	(0.07)
Year Ended June 30, 2022	26.08	(0.14)	(8.56)	(8.70)	—	(3.28)	(3.28)
Year Ended June 30, 2021	18.83	(0.17)	9.29	9.12	(0.05)	(1.82)	(1.87)
Year Ended June 30, 2020	17.09	(0.06)	2.90	2.84	(0.03)	(1.07)	(1.10)
Year Ended June 30, 2019	18.50	(0.07)	0.67	0.60	—	(2.01)	(2.01)
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan Small Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$15.75	13.67%	$365,116	1.24%	(0.67)%	1.26%	33%
13.92	(37.40)	384,556	1.25	(0.95)	1.26	35
25.86	48.64	760,153	1.23	(0.95)	1.25	52
18.70	16.92	500,357	1.24	(0.63)	1.27	51
17.00	5.08	400,127	1.24	(0.68)	1.27	58

9.08	13.13	35,717	1.74	(1.17)	1.76	33
8.09	(37.71)	41,416	1.75	(1.45)	1.76	35
16.62	47.95	90,880	1.73	(1.44)	1.74	52
12.53	16.32	62,434	1.74	(1.13)	1.77	51
11.78	4.51	58,288	1.74	(1.17)	1.77	58

18.46	13.97	474,603	0.99	(0.41)	1.01	33
16.26	(37.24)	569,015	1.00	(0.69)	1.01	35
29.53	49.03	1,013,916	0.98	(0.70)	0.99	52
21.14	17.19	466,094	0.99	(0.37)	1.01	51
19.05	5.36	289,094	0.99	(0.43)	1.02	58

19.38	14.16	625,672	0.84	(0.27)	0.85	33
17.04	(37.15)	496,522	0.85	(0.55)	0.86	35
30.73	49.21	1,096,814	0.84	(0.55)	0.84	52
21.93	17.40	735,649	0.84	(0.23)	0.86	51
19.71	5.51	568,539	0.84	(0.27)	0.86	58

14.74	13.42	16,702	1.49	(0.92)	1.53	33
13.06	(37.58)	16,716	1.50	(1.20)	1.52	35
24.55	48.29	31,503	1.49	(1.19)	1.51	52
17.85	16.64	24,496	1.49	(0.88)	1.52	51
16.31	4.79	26,011	1.49	(0.94)	1.52	58

15.71	13.70	5,799	1.24	(0.66)	1.29	33
13.88	(37.38)	5,134	1.25	(0.95)	1.28	35
25.79	48.67	9,313	1.24	(0.95)	1.27	52
18.66	16.86	5,217	1.24	(0.63)	1.29	51
17.00	5.08	1,072	1.24	(0.63)	1.37	58

15.99	13.92	4,955	0.99	(0.42)	1.01	33
14.10	(37.22)	5,073	1.00	(0.68)	1.01	35
26.08	49.01	5,878	0.98	(0.69)	0.99	52
18.83	17.25	2,821	0.99	(0.38)	1.04	51
17.09	5.30	1,336	0.99	(0.39)	1.01	58
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	87

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Growth Fund (continued)
Class R5
Year Ended June 30, 2023	$17.06	$(0.05)	$2.46	$2.41	$—	$(0.07)	$(0.07)
Year Ended June 30, 2022	30.76	(0.14)	(10.28)	(10.42)	—	(3.28)	(3.28)
Year Ended June 30, 2021	21.95	(0.16)	10.86	10.70	(0.07)	(1.82)	(1.89)
Year Ended June 30, 2020	19.72	(0.04)	3.36	3.32	(0.02)	(1.07)	(1.09)
Year Ended June 30, 2019	20.96	(0.07)	0.84	0.77	—	(2.01)	(2.01)
Class R6
Year Ended June 30, 2023	17.34	(0.03)	2.49	2.46	—	(0.07)	(0.07)
Year Ended June 30, 2022	31.17	(0.11)	(10.44)	(10.55)	—	(3.28)	(3.28)
Year Ended June 30, 2021	22.21	(0.13)	10.99	10.86	(0.08)	(1.82)	(1.90)
Year Ended June 30, 2020	19.95	(0.02)	3.40	3.38	(0.05)	(1.07)	(1.12)
Year Ended June 30, 2019	21.16	(0.03)	0.83	0.80	—	(2.01)	(2.01)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan Small Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$19.40	14.14%	$18,939	0.84%	(0.27)%	0.86%	33%
17.06	(37.15)	20,537	0.84	(0.55)	0.86	35
30.76	49.22	40,613	0.84	(0.55)	0.85	52
21.95	17.37	22,261	0.84	(0.23)	0.86	51
19.72	5.50	13,817	0.84	(0.34)	0.86	58

19.73	14.20	2,460,861	0.74	(0.17)	0.76	33
17.34	(37.07)	2,380,212	0.74	(0.44)	0.76	35
31.17	49.40	3,794,115	0.74	(0.45)	0.74	52
22.21	17.49	2,140,824	0.74	(0.12)	0.76	51
19.95	5.60	1,518,382	0.74	(0.16)	0.76	58
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	89

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Sustainable Leaders Fund
Class A
Year Ended June 30, 2023	$33.25	$(0.02)	$3.06	$3.04	$—	$—	$—
Year Ended June 30, 2022	69.13	(0.16)	(15.83)	(15.99)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.12	(0.01)	27.38	27.37	(0.36)	—	(0.36)
Year Ended June 30, 2020	49.98	0.15	(6.00)	(5.85)	(0.15)	(1.86)	(2.01)
Year Ended June 30, 2019	57.16	0.11	(3.52)	(3.41)	(0.02)	(3.75)	(3.77)
Class C
Year Ended June 30, 2023	32.24	(0.19)	2.97	2.78	—	—	—
Year Ended June 30, 2022	67.97	(0.41)	(15.43)	(15.84)	—	(19.89)	(19.89)
Year Ended June 30, 2021	41.41	(0.28)	26.91	26.63	(0.07)	—	(0.07)
Year Ended June 30, 2020	49.27	(0.07)	(5.93)	(6.00)	—	(1.86)	(1.86)
Year Ended June 30, 2019	56.67	(0.15)	(3.50)	(3.65)	—	(3.75)	(3.75)
Class I
Year Ended June 30, 2023	33.66	0.07	3.10	3.17	(0.02)	—	(0.02)
Year Ended June 30, 2022	69.56	(0.05)	(15.96)	(16.01)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.35	0.10	27.58	27.68	(0.47)	—	(0.47)
Year Ended June 30, 2020	50.25	0.28	(6.03)	(5.75)	(0.29)	(1.86)	(2.15)
Year Ended June 30, 2019	57.44	0.23	(3.55)	(3.32)	(0.12)	(3.75)	(3.87)
Class R2
Year Ended June 30, 2023	33.05	(0.11)	3.04	2.93	—	—	—
Year Ended June 30, 2022	68.98	(0.29)	(15.75)	(16.04)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.07	(0.16)	27.35	27.19	(0.28)	—	(0.28)
Year Ended June 30, 2020	50.01	0.05	(6.02)	(5.97)	(0.11)	(1.86)	(1.97)
Year Ended June 30, 2019	57.32	0.04	(3.60)	(3.56)	—	(3.75)	(3.75)
Class R3
Year Ended June 30, 2023	33.40	(0.03)	3.09	3.06	—	—	—
Year Ended June 30, 2022	69.34	(0.17)	(15.88)	(16.05)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.23	— (d)	27.45	27.45	(0.34)	—	(0.34)
Year Ended June 30, 2020	50.18	0.16	(6.02)	(5.86)	(0.23)	(1.86)	(2.09)
Year Ended June 30, 2019	57.40	0.26	(3.71)	(3.45)	(0.02)	(3.75)	(3.77)
Class R4
Year Ended June 30, 2023	33.68	0.08	3.09	3.17	—	—	—
Year Ended June 30, 2022	69.59	(0.06)	(15.96)	(16.02)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.37	0.14	27.55	27.69	(0.47)	—	(0.47)
Year Ended June 30, 2020	50.28	0.28	(6.03)	(5.75)	(0.30)	(1.86)	(2.16)
Year Ended June 30, 2019	57.48	0.23	(3.56)	(3.33)	(0.12)	(3.75)	(3.87)
Class R5
Year Ended June 30, 2023	33.94	0.13	3.13	3.26	(0.08)	—	(0.08)
Year Ended June 30, 2022	69.85	0.03	(16.05)	(16.02)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.51	0.25	27.65	27.90	(0.56)	—	(0.56)
Year Ended June 30, 2020	50.42	0.36	(6.04)	(5.68)	(0.37)	(1.86)	(2.23)
Year Ended June 30, 2019	57.63	0.33	(3.58)	(3.25)	(0.21)	(3.75)	(3.96)
Class R6
Year Ended June 30, 2023	33.89	0.14	3.13	3.27	(0.11)	—	(0.11)
Year Ended June 30, 2022	69.75	0.07	(16.04)	(15.97)	—	(19.89)	(19.89)
Year Ended June 30, 2021	42.45	0.28	27.61	27.89	(0.59)	—	(0.59)
Year Ended June 30, 2020	50.34	0.39	(6.02)	(5.63)	(0.40)	(1.86)	(2.26)
Year Ended June 30, 2019	57.55	0.39	(3.61)	(3.22)	(0.24)	(3.75)	(3.99)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan Small Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$36.29	9.14%	$3,122	1.14%	(0.06)%	1.54%	8%
33.25	(29.87)	4,789	1.14	(0.32)	1.41	140
69.13	65.16	7,279	1.23	0.03	1.32	83
42.12	(12.40)	4,127	1.24	0.33	1.38	102
49.98	(5.48)	5,896	1.23	0.21	1.36	74

35.02	8.62	812	1.64	(0.54)	2.05	8
32.24	(30.22)	986	1.65	(0.84)	1.91	140
67.97	64.35	1,944	1.73	(0.50)	1.81	83
41.41	(12.84)	1,690	1.74	(0.16)	1.82	102
49.27	(5.97)	2,307	1.73	(0.30)	1.86	74

36.81	9.41	8,239	0.89	0.19	1.25	8
33.66	(29.68)	12,913	0.89	(0.10)	1.11	140
69.56	65.58	34,171	0.99	0.17	1.03	83
42.35	(12.18)	13,264	0.99	0.61	1.06	102
50.25	(5.24)	13,211	0.98	0.45	1.09	74

35.98	8.87	159	1.39	(0.31)	1.92	8
33.05	(30.03)	277	1.39	(0.58)	1.72	140
68.98	64.76	481	1.48	(0.28)	1.68	83
42.07	(12.62)	180	1.49	0.11	1.69	102
50.01	(5.73)	166	1.48	0.08	2.08	74

36.46	9.16	1,042	1.14	(0.09)	1.48	8
33.40	(29.86)	2,711	1.14	(0.34)	1.36	140
69.34	65.16	5,418	1.23	(0.01)	1.28	83
42.23	(12.40)	3,692	1.24	0.36	1.30	102
50.18	(5.51)	3,768	1.23	0.53	1.59	74

36.85	9.41	654	0.89	0.21	1.26	8
33.68	(29.68)	735	0.89	(0.11)	1.11	140
69.59	65.58	2,557	0.99	0.25	1.04	83
42.37	(12.17)	2,125	0.99	0.61	1.06	102
50.28	(5.26)	1,941	0.98	0.45	1.10	74

37.12	9.62	22,045	0.70	0.36	1.09	8
33.94	(29.55)	46,112	0.70	0.07	0.96	140
69.85	65.89	165,829	0.80	0.44	0.89	83
42.51	(12.02)	148,185	0.80	0.78	0.90	102
50.42	(5.07)	215,630	0.79	0.63	0.93	74

37.05	9.67	19,535	0.65	0.38	0.98	8
33.89	(29.52)	66,087	0.65	0.14	0.86	140
69.75	65.98	148,507	0.74	0.49	0.78	83
42.45	(11.95)	176,598	0.74	0.84	0.80	102
50.34	(5.02)	206,625	0.73	0.75	0.83	74
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	91

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Small Cap Value Fund
Class A
Year Ended June 30, 2023	$22.93	$0.21	$1.58	$1.79	$(0.25)	$(2.03)	$(2.28)
Year Ended June 30, 2022	32.06	0.12	(4.25)	(4.13)	(0.13)	(4.87)	(5.00)
Year Ended June 30, 2021	18.48	0.12	13.59	13.71	(0.13)	—	(0.13)
Year Ended June 30, 2020	23.65	0.16	(3.82)	(3.66)	(0.18)	(1.33)	(1.51)
Year Ended June 30, 2019	30.42	0.21	(3.28)	(3.07)	(0.24)	(3.46)	(3.70)
Class C
Year Ended June 30, 2023	16.97	0.07	1.17	1.24	(0.19)	(2.03)	(2.22)
Year Ended June 30, 2022	25.08	(0.02)	(3.14)	(3.16)	(0.08)	(4.87)	(4.95)
Year Ended June 30, 2021	14.52	0.01	10.64	10.65	(0.09)	—	(0.09)
Year Ended June 30, 2020	18.90	0.04	(2.97)	(2.93)	(0.12)	(1.33)	(1.45)
Year Ended June 30, 2019	25.21	0.07	(2.73)	(2.66)	(0.19)	(3.46)	(3.65)
Class I
Year Ended June 30, 2023	25.05	0.30	1.71	2.01	(0.30)	(2.03)	(2.33)
Year Ended June 30, 2022	34.53	0.23	(4.65)	(4.42)	(0.19)	(4.87)	(5.06)
Year Ended June 30, 2021	19.88	0.21	14.62	14.83	(0.18)	—	(0.18)
Year Ended June 30, 2020	25.32	0.23	(4.11)	(3.88)	(0.23)	(1.33)	(1.56)
Year Ended June 30, 2019	32.25	0.31	(3.48)	(3.17)	(0.30)	(3.46)	(3.76)
Class R2
Year Ended June 30, 2023	22.54	0.15	1.55	1.70	(0.19)	(2.03)	(2.22)
Year Ended June 30, 2022	31.62	0.05	(4.17)	(4.12)	(0.09)	(4.87)	(4.96)
Year Ended June 30, 2021	18.25	0.06	13.41	13.47	(0.10)	—	(0.10)
Year Ended June 30, 2020	23.37	0.11	(3.77)	(3.66)	(0.13)	(1.33)	(1.46)
Year Ended June 30, 2019	30.13	0.15	(3.25)	(3.10)	(0.20)	(3.46)	(3.66)
Class R3
Year Ended June 30, 2023	22.88	0.21	1.57	1.78	(0.25)	(2.03)	(2.28)
Year Ended June 30, 2022	32.00	0.13	(4.24)	(4.11)	(0.14)	(4.87)	(5.01)
Year Ended June 30, 2021	18.45	0.13	13.56	13.69	(0.14)	—	(0.14)
Year Ended June 30, 2020	23.61	0.16	(3.81)	(3.65)	(0.18)	(1.33)	(1.51)
Year Ended June 30, 2019	30.38	0.23	(3.29)	(3.06)	(0.25)	(3.46)	(3.71)
Class R4
Year Ended June 30, 2023	25.05	0.29	1.72	2.01	(0.30)	(2.03)	(2.33)
Year Ended June 30, 2022	34.52	0.22	(4.63)	(4.41)	(0.19)	(4.87)	(5.06)
Year Ended June 30, 2021	19.88	0.22	14.61	14.83	(0.19)	—	(0.19)
Year Ended June 30, 2020	25.28	0.19	(4.06)	(3.87)	(0.20)	(1.33)	(1.53)
Year Ended June 30, 2019	32.21	0.30	(3.47)	(3.17)	(0.30)	(3.46)	(3.76)
Class R5
Year Ended June 30, 2023	25.09	0.35	1.70	2.05	(0.34)	(2.03)	(2.37)
Year Ended June 30, 2022	34.56	0.25	(4.63)	(4.38)	(0.22)	(4.87)	(5.09)
Year Ended June 30, 2021	19.89	0.24	14.64	14.88	(0.21)	—	(0.21)
Year Ended June 30, 2020	25.34	0.26	(4.11)	(3.85)	(0.27)	(1.33)	(1.60)
Year Ended June 30, 2019	32.26	0.34	(3.47)	(3.13)	(0.33)	(3.46)	(3.79)
Class R6
Year Ended June 30, 2023	25.14	0.36	1.72	2.08	(0.36)	(2.03)	(2.39)
Year Ended June 30, 2022	34.62	0.29	(4.66)	(4.37)	(0.24)	(4.87)	(5.11)
Year Ended June 30, 2021	19.92	0.27	14.66	14.93	(0.23)	—	(0.23)
Year Ended June 30, 2020	25.38	0.29	(4.13)	(3.84)	(0.29)	(1.33)	(1.62)
Year Ended June 30, 2019	32.30	0.38	(3.49)	(3.11)	(0.35)	(3.46)	(3.81)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan Small Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$22.44	7.77%	$133,755	1.22%	0.91%	1.28%	79%
22.93	(15.16)	149,658	1.27	0.41	1.27	56
32.06	74.48	200,857	1.26	0.48	1.26	78
18.48	(16.78)	123,496	1.25	0.74	1.27	42
23.65	(9.73)	193,505	1.24	0.80	1.26	60

15.99	7.24	4,518	1.71	0.41	1.78	79
16.97	(15.55)	5,633	1.74	(0.07)	1.78	56
25.08	73.59	8,518	1.73	0.04	1.78	78
14.52	(17.14)	9,340	1.74	0.23	1.78	42
18.90	(10.18)	18,088	1.74	0.33	1.77	60

24.73	8.03	200,551	0.96	1.17	1.01	79
25.05	(14.92)	233,127	0.99	0.74	1.01	56
34.53	74.94	232,544	0.99	0.76	1.01	78
19.88	(16.55)	131,992	0.99	0.98	1.01	42
25.32	(9.49)	287,014	0.99	1.10	1.01	60

22.02	7.49	25,900	1.49	0.65	1.59	79
22.54	(15.36)	24,815	1.49	0.19	1.57	56
31.62	74.05	34,800	1.48	0.26	1.58	78
18.25	(16.96)	25,034	1.49	0.51	1.57	42
23.37	(9.94)	36,276	1.49	0.60	1.58	60

22.38	7.73	16,360	1.24	0.90	1.29	79
22.88	(15.14)	14,635	1.24	0.45	1.28	56
32.00	74.49	17,272	1.23	0.50	1.28	78
18.45	(16.77)	10,384	1.24	0.76	1.29	42
23.61	(9.72)	14,854	1.24	0.89	1.28	60

24.73	8.00	23,193	0.99	1.15	1.01	79
25.05	(14.90)	22,156	0.99	0.70	1.01	56
34.52	74.92	28,524	0.98	0.69	1.00	78
19.88	(16.52)	464	0.99	0.92	1.16	42
25.28	(9.51)	436	0.99	1.10	1.04	60

24.77	8.16	107,200	0.84	1.40	0.86	79
25.09	(14.80)	42,404	0.86	0.81	0.86	56
34.56	75.16	58,262	0.86	0.87	0.86	78
19.89	(16.44)	30,637	0.85	1.11	0.87	42
25.34	(9.35)	69,857	0.84	1.21	0.86	60

24.83	8.28	875,055	0.74	1.39	0.76	79
25.14	(14.73)	798,822	0.76	0.94	0.76	56
34.62	75.36	929,661	0.76	0.98	0.76	78
19.92	(16.37)	624,226	0.75	1.24	0.76	42
25.38	(9.25)	933,252	0.74	1.36	0.76	60
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	93

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan SMID Cap Equity Fund
Class A
Year Ended June 30, 2023	$14.91	$0.03	$1.31	$1.34	$—	$(1.80)	$(1.80)
Year Ended June 30, 2022	21.12	(0.04)	(1.97)	(2.01)	—	(4.20)	(4.20)
Year Ended June 30, 2021	15.52	0.01	6.32	6.33	(0.10)	(0.63)	(0.73)
Year Ended June 30, 2020	18.24	0.11	(0.71)	(0.60)	(0.09)	(2.03)	(2.12)
Year Ended June 30, 2019	22.76	0.10	(0.28)	(0.18)	(0.08)	(4.26)	(4.34)
Class C
Year Ended June 30, 2023	10.61	(0.03)	0.91	0.88	—	(1.80)	(1.80)
Year Ended June 30, 2022	16.25	(0.10)	(1.34)	(1.44)	—	(4.20)	(4.20)
Year Ended June 30, 2021	12.08	(0.06)	4.89	4.83	(0.03)	(0.63)	(0.66)
Year Ended June 30, 2020	14.64	0.01	(0.52)	(0.51)	(0.02)	(2.03)	(2.05)
Year Ended June 30, 2019	19.23	— (d)	(0.30)	(0.30)	(0.03)	(4.26)	(4.29)
Class I
Year Ended June 30, 2023	16.43	0.07	1.46	1.53	(0.03)	(1.80)	(1.83)
Year Ended June 30, 2022	22.81	0.01	(2.19)	(2.18)	—	(4.20)	(4.20)
Year Ended June 30, 2021	16.71	0.06	6.82	6.88	(0.15)	(0.63)	(0.78)
Year Ended June 30, 2020	19.48	0.16	(0.78)	(0.62)	(0.12)	(2.03)	(2.15)
Year Ended June 30, 2019	24.01	0.16	(0.29)	(0.13)	(0.14)	(4.26)	(4.40)
Class R3
Year Ended June 30, 2023	14.88	0.03	1.30	1.33	—	(1.80)	(1.80)
Year Ended June 30, 2022	21.08	(0.04)	(1.96)	(2.00)	—	(4.20)	(4.20)
Year Ended June 30, 2021	15.41	0.03	6.27	6.30	—	(0.63)	(0.63)
Year Ended June 30, 2020	18.12	0.11	(0.70)	(0.59)	(0.09)	(2.03)	(2.12)
Year Ended June 30, 2019	22.70	0.11	(0.31)	(0.20)	(0.12)	(4.26)	(4.38)
Class R4
Year Ended June 30, 2023	16.33	0.07	1.46	1.53	(0.02)	(1.80)	(1.82)
Year Ended June 30, 2022	22.70	—	(2.17)	(2.17)	—	(4.20)	(4.20)
Year Ended June 30, 2021	16.64	0.05	6.79	6.84	(0.15)	(0.63)	(0.78)
Year Ended June 30, 2020	19.41	0.15	(0.76)	(0.61)	(0.13)	(2.03)	(2.16)
Year Ended June 30, 2019	23.95	0.16	(0.29)	(0.13)	(0.15)	(4.26)	(4.41)
Class R6
Year Ended June 30, 2023	16.49	0.13	1.45	1.58	(0.07)	(1.80)	(1.87)
Year Ended June 30, 2022	22.83	0.06	(2.20)	(2.14)	—	(4.20)	(4.20)
Year Ended June 30, 2021	16.73	0.11	6.82	6.93	(0.20)	(0.63)	(0.83)
Year Ended June 30, 2020	19.49	0.21	(0.76)	(0.55)	(0.18)	(2.03)	(2.21)
Year Ended June 30, 2019	24.04	0.21	(0.30)	(0.09)	(0.20)	(4.26)	(4.46)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.
(e)	Amount rounds to less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan Small Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$14.45	9.53%	$132,676	1.10%	0.19%	1.23%	32%
14.91	(13.00)	135,382	1.14	(0.22)	1.21	24
21.12	41.59	171,962	1.11	0.06	1.20	122
15.52	(4.62)	154,019	1.14	0.62	1.22	92
18.24	0.81	204,131	1.14	0.49	1.31	82

9.69	9.02	12,464	1.61	(0.32)	1.72	32
10.61	(13.45)	16,342	1.64	(0.72)	1.71	24
16.25	40.87	22,348	1.60	(0.42)	1.69	122
12.08	(5.06)	27,417	1.64	0.10	1.73	92
14.64	0.24	42,429	1.64	— (e)	1.79	82

16.13	9.83	106,068	0.86	0.44	0.97	32
16.43	(12.76)	120,273	0.89	0.03	0.95	24
22.81	41.95	148,567	0.86	0.29	0.94	122
16.71	(4.40)	119,926	0.89	0.85	0.96	92
19.48	1.05	188,694	0.89	0.75	1.04	82

14.41	9.49	1,369	1.11	0.19	1.21	32
14.88	(12.98)	1,489	1.14	(0.23)	1.20	24
21.08	41.57	2,223	1.08	0.20	1.18	122
15.41	(4.58)	12,615	1.14	0.63	1.20	92
18.12	0.76	15,456	1.14	0.55	1.29	82

16.04	9.87	251	0.85	0.45	0.96	32
16.33	(12.79)	222	0.89	(0.02)	0.94	24
22.70	41.87	1,146	0.86	0.26	0.93	122
16.64	(4.38)	562	0.89	0.82	0.98	92
19.41	1.06	1,202	0.89	0.76	1.04	82

16.20	10.15	84,313	0.60	0.78	0.71	32
16.49	(12.56)	37,375	0.64	0.27	0.70	24
22.83	42.21	73,530	0.60	0.57	0.68	122
16.73	(4.08)	76,126	0.64	1.16	0.70	92
19.49	1.28	77,321	0.64	0.98	0.80	82
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	95

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund
Class A
Year Ended June 30, 2023	$14.62	$0.04	$1.99	$2.03	$(0.03)	$(0.85)	$(0.88)
Year Ended June 30, 2022	23.54	(0.01)	(3.59)	(3.60)	—	(5.32)	(5.32)
Year Ended June 30, 2021	14.84	(0.01)	9.26	9.25	(0.04)	(0.51)	(0.55)
Year Ended June 30, 2020	15.96	0.03	(1.10)	(1.07)	(0.04)	(0.01)	(0.05)
Year Ended June 30, 2019	19.60	0.03	(1.81)	(1.78)	—	(1.86)	(1.86)
Class C
Year Ended June 30, 2023	13.34	(0.04)	1.82	1.78	—	(0.85)	(0.85)
Year Ended June 30, 2022	22.04	(0.11)	(3.27)	(3.38)	—	(5.32)	(5.32)
Year Ended June 30, 2021	13.96	(0.10)	8.69	8.59	—	(0.51)	(0.51)
Year Ended June 30, 2020	15.06	(0.05)	(1.04)	(1.09)	—	(0.01)	(0.01)
Year Ended June 30, 2019	18.70	(0.06)	(1.72)	(1.78)	—	(1.86)	(1.86)
Class I
Year Ended June 30, 2023	15.21	0.08	2.07	2.15	(0.07)	(0.85)	(0.92)
Year Ended June 30, 2022	24.21	0.04	(3.72)	(3.68)	—	(5.32)	(5.32)
Year Ended June 30, 2021	15.25	0.04	9.51	9.55	(0.08)	(0.51)	(0.59)
Year Ended June 30, 2020	16.40	0.07	(1.12)	(1.05)	(0.09)	(0.01)	(0.10)
Year Ended June 30, 2019	20.05	0.07	(1.84)	(1.77)	(0.02)	(1.86)	(1.88)
Class L
Year Ended June 30, 2023	15.20	0.10	2.07	2.17	(0.09)	(0.85)	(0.94)
Year Ended June 30, 2022	24.18	0.07	(3.71)	(3.64)	(0.02)	(5.32)	(5.34)
Year Ended June 30, 2021	15.23	0.07	9.51	9.58	(0.12)	(0.51)	(0.63)
Year Ended June 30, 2020	16.38	0.10	(1.12)	(1.02)	(0.12)	(0.01)	(0.13)
Year Ended June 30, 2019	20.05	0.10	(1.86)	(1.76)	(0.05)	(1.86)	(1.91)
Class R2
Year Ended June 30, 2023	14.08	—	1.92	1.92	—	(0.85)	(0.85)
Year Ended June 30, 2022	22.92	(0.06)	(3.46)	(3.52)	—	(5.32)	(5.32)
Year Ended June 30, 2021	14.48	(0.06)	9.02	8.96	(0.01)	(0.51)	(0.52)
Year Ended June 30, 2020	15.58	(0.01)	(1.08)	(1.09)	—	(0.01)	(0.01)
Year Ended June 30, 2019	19.22	(0.01)	(1.77)	(1.78)	—	(1.86)	(1.86)
Class R3
Year Ended June 30, 2023	14.48	0.04	1.96	2.00	(0.03)	(0.85)	(0.88)
Year Ended June 30, 2022	23.36	(0.01)	(3.55)	(3.56)	—	(5.32)	(5.32)
Year Ended June 30, 2021	14.74	(0.01)	9.20	9.19	(0.06)	(0.51)	(0.57)
Year Ended June 30, 2020	15.87	0.03	(1.10)	(1.07)	(0.05)	(0.01)	(0.06)
Year Ended June 30, 2019	19.50	0.04	(1.81)	(1.77)	— (d)	(1.86)	(1.86)
Class R4
Year Ended June 30, 2023	15.08	0.08	2.05	2.13	(0.07)	(0.85)	(0.92)
Year Ended June 30, 2022	24.05	0.04	(3.69)	(3.65)	—	(5.32)	(5.32)
Year Ended June 30, 2021	15.16	0.04	9.46	9.50	(0.10)	(0.51)	(0.61)
Year Ended June 30, 2020	16.32	0.07	(1.12)	(1.05)	(0.10)	(0.01)	(0.11)
Year Ended June 30, 2019	19.98	0.08	(1.85)	(1.77)	(0.03)	(1.86)	(1.89)
SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. Morgan Small Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$15.77	14.22%	$106,876	1.20%	0.26%	1.23%	83%
14.62	(19.61)	103,884	1.22	(0.06)	1.22	66
23.54	63.19	135,165	1.22	(0.03)	1.22	94
14.84	(6.76)	94,883	1.22	0.18	1.23	52
15.96	(8.77)	136,432	1.22	0.16	1.22	64

14.27	13.66	8,203	1.71	(0.27)	1.75	83
13.34	(20.00)	12,408	1.73	(0.59)	1.73	66
22.04	62.34	22,386	1.73	(0.56)	1.73	94
13.96	(7.25)	18,297	1.74	(0.34)	1.74	52
15.06	(9.22)	28,451	1.72	(0.35)	1.73	64

16.44	14.47	180,955	0.95	0.51	0.97	83
15.21	(19.36)	159,356	0.97	0.19	0.97	66
24.21	63.52	216,248	0.96	0.21	0.97	94
15.25	(6.51)	160,892	0.96	0.44	0.96	52
16.40	(8.49)	273,370	0.96	0.41	0.96	64

16.43	14.63	216,963	0.82	0.63	0.82	83
15.20	(19.22)	226,823	0.81	0.34	0.81	66
24.18	63.78	317,162	0.81	0.37	0.81	94
15.23	(6.37)	302,427	0.81	0.60	0.81	52
16.38	(8.42)	433,521	0.81	0.58	0.81	64

15.15	13.95	39,461	1.49	(0.03)	1.49	83
14.08	(19.82)	33,542	1.48	(0.32)	1.48	66
22.92	62.71	43,496	1.48	(0.31)	1.48	94
14.48	(7.01)	30,330	1.48	(0.09)	1.49	52
15.58	(8.95)	44,064	1.47	(0.07)	1.49	64

15.60	14.16	34,230	1.22	0.24	1.22	83
14.48	(19.58)	29,731	1.22	(0.05)	1.22	66
23.36	63.20	36,745	1.21	(0.04)	1.21	94
14.74	(6.78)	22,953	1.21	0.20	1.21	52
15.87	(8.75)	23,887	1.21	0.23	1.21	64

16.29	14.49	5,662	0.96	0.50	0.97	83
15.08	(19.37)	9,072	0.96	0.20	0.97	66
24.05	63.52	11,590	0.97	0.20	0.98	94
15.16	(6.55)	8,042	0.97	0.45	0.98	52
16.32	(8.52)	6,313	0.97	0.45	0.98	64
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	97

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Small Company Fund (continued)
Class R5
Year Ended June 30, 2023	$15.15	$0.11	$2.05	$2.16	$(0.10)	$(0.85)	$(0.95)
Year Ended June 30, 2022	24.13	0.07	(3.71)	(3.64)	(0.02)	(5.32)	(5.34)
Year Ended June 30, 2021	15.20	0.07	9.49	9.56	(0.12)	(0.51)	(0.63)
Year Ended June 30, 2020	16.34	0.09	(1.11)	(1.02)	(0.11)	(0.01)	(0.12)
Year Ended June 30, 2019	20.01	0.11	(1.86)	(1.75)	(0.06)	(1.86)	(1.92)
Class R6
Year Ended June 30, 2023	15.21	0.12	2.07	2.19	(0.11)	(0.85)	(0.96)
Year Ended June 30, 2022	24.20	0.09	(3.72)	(3.63)	(0.04)	(5.32)	(5.36)
Year Ended June 30, 2021	15.25	0.09	9.51	9.60	(0.14)	(0.51)	(0.65)
Year Ended June 30, 2020	16.40	0.11	(1.12)	(1.01)	(0.13)	(0.01)	(0.14)
Year Ended June 30, 2019	20.07	0.12	(1.86)	(1.74)	(0.07)	(1.86)	(1.93)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. Morgan Small Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$16.36	14.63%	$12,461	0.82%	0.68%	0.82%	83%
15.15	(19.25)	4,634	0.81	0.33	0.81	66
24.13	63.83	9,804	0.81	0.35	0.81	94
15.20	(6.36)	6,496	0.81	0.56	0.81	52
16.34	(8.39)	11,770	0.81	0.64	0.81	64

16.44	14.76	328,481	0.72	0.73	0.72	83
15.21	(19.18)	290,297	0.72	0.45	0.72	66
24.20	63.87	349,316	0.71	0.46	0.72	94
15.25	(6.27)	255,716	0.71	0.68	0.71	52
16.40	(8.30)	435,139	0.71	0.70	0.72	64
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Small Cap Funds	99

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I") and JPMorgan Trust II (“JPM II") (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
The following are 7 separate funds of the Trusts (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Small Cap Blend Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan Small Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Growth Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Small Cap Sustainable Leaders Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan Small Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan SMID Cap Equity Fund	Class A, Class C, Class I, Class R3, Class R4 and Class R6	JPM II	Diversified
JPMorgan U.S. Small Company Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
The investment objective of JPMorgan Small Cap Blend Fund (“Small Cap Blend Fund”), JPMorgan Small Cap Equity Fund (“Small Cap Equity Fund”) and JPMorgan Small Cap Sustainable Leaders Fund (“Small Cap Sustainable Leaders Fund”) is to seek capital growth over the long term.
The investment objective of JPMorgan Small Cap Growth Fund (“Small Cap Growth Fund”) is to seek long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.
The investment objective of JPMorgan Small Cap Value Fund (“Small Cap Value Fund”) is to seek long-term capital growth primarily by investing in equity securities of small-capitalization companies.
The investment objective of JPMorgan SMID Cap Equity Fund (“SMID Cap Equity Fund”) is to seek long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.
The investment objective of JPMorgan U.S. Small Company Fund (“U.S. Small Company Fund”) is to seek to provide high total return from a portfolio of small company stocks.
Class L Shares of Small Cap Growth Fund and U.S. Small Company Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the U.S. Small Company Fund unless they meet certain requirements as described in the U.S. Small Company Fund's prospectus.
Prior to October, 28, 2022, share classes of Small Cap Equity Fund were publicly offered on a limited basis. Investors were not eligible to purchase shares of the Small Cap Equity Fund unless they met certain requirements as described in the Small Cap Equity Fund's prospectus.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

100	J.P. Morgan Small Cap Funds	June 30, 2023

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
Under Section 2(a)(41) of the 1940 Act, the Boards are required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Boards may designate the performance of these fair valuation determinations to a valuation designee. The Boards have designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Boards subject to appropriate oversight by the Boards. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Small Cap Blend Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,352,337	$—	$—	$1,352,337

(a)	Please refer to the SOI for specifics of portfolio holdings.

June 30, 2023	J.P. Morgan Small Cap Funds	101

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
Small Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$6,095,396	$—	$—	$6,095,396

(a)	Please refer to the SOI for specifics of portfolio holdings.

Small Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,331,681	$—	$—	$4,331,681

(a)	Please refer to the SOI for specifics of portfolio holdings.

Small Cap Sustainable Leaders Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$55,054	$—	$—	$55,054
Rights	—	—	— (a)	— (a)
Short-Term Investments
Investment Companies	906	—	—	906
Total Investments in Securities	$55,960	$—	$— (a)	$55,960

(a)	Amount rounds to less than one thousand.

Small Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,424,590	$—	$—	$1,424,590
Appreciation in Other Financial Instruments
Futures Contracts (a)	$374	$—	$—	$374

(a)	Please refer to the SOI for specifics of portfolio holdings.

SMID Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$339,474	$—	$—	$339,474

(a)	Please refer to the SOI for specifics of portfolio holdings.

102	J.P. Morgan Small Cap Funds	June 30, 2023

U.S. Small Company Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Aerospace & Defense	$3,073	$—	$—	$3,073
Air Freight & Logistics	6,217	—	—	6,217
Automobile Components	7,651	—	—	7,651
Banks	70,956	—	—	70,956
Beverages	3,534	—	—	3,534
Biotechnology	72,417	—	— (a)	72,417
Building Products	9,309	—	—	9,309
Capital Markets	18,375	—	—	18,375
Chemicals	16,669	—	—	16,669
Commercial Services & Supplies	17,872	—	—	17,872
Communications Equipment	5,769	—	—	5,769
Construction & Engineering	32,011	—	—	32,011
Construction Materials	466	—	—	466
Consumer Finance	9,842	—	—	9,842
Consumer Staples Distribution & Retail	13,254	—	—	13,254
Containers & Packaging	2,579	—	—	2,579
Diversified Consumer Services	1,711	—	—	1,711
Diversified REITs	2,030	—	—	2,030
Diversified Telecommunication Services	7,890	—	—	7,890
Electric Utilities	8,487	—	—	8,487
Electrical Equipment	16,602	—	—	16,602
Electronic Equipment, Instruments & Components	14,764	—	—	14,764
Energy Equipment & Services	17,305	—	—	17,305
Entertainment	1,102	—	—	1,102
Financial Services	32,011	—	—	32,011
Food Products	8,188	—	—	8,188
Gas Utilities	7,213	—	—	7,213
Ground Transportation	4,998	—	—	4,998
Health Care Equipment & Supplies	34,551	—	—	34,551
Health Care Providers & Services	24,866	—	—	24,866
Health Care REITs	5,530	—	—	5,530
Health Care Technology	6,854	—	—	6,854
Hotel & Resort REITs	10,598	—	—	10,598
Hotels, Restaurants & Leisure	28,793	—	—	28,793
Household Durables	27,184	—	—	27,184
Household Products	3,969	—	—	3,969
Independent Power and Renewable Electricity Producers	3,125	—	—	3,125
Industrial REITs	7,102	—	—	7,102
Insurance	9,090	—	—	9,090
Interactive Media & Services	5,696	—	—	5,696
IT Services	6,257	—	—	6,257
Leisure Products	3,479	—	—	3,479
Life Sciences Tools & Services	5,806	—	— (a)	5,806
Machinery	12,436	—	—	12,436
Marine Transportation	2,877	—	—	2,877
Media	5,505	—	—	5,505
Metals & Mining	12,814	—	—	12,814

June 30, 2023	J.P. Morgan Small Cap Funds	103

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
U.S. Small Company Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Mortgage Real Estate Investment Trusts (REITs)	$6,121	$—	$—	$6,121
Multi-Utilities	3,586	—	—	3,586
Office REITs	3,776	—	—	3,776
Oil, Gas & Consumable Fuels	32,870	—	—	32,870
Paper & Forest Products	986	—	—	986
Passenger Airlines	3,759	—	—	3,759
Personal Care Products	17,852	—	—	17,852
Pharmaceuticals	12,593	—	—	12,593
Professional Services	20,137	—	—	20,137
Real Estate Management & Development	864	—	—	864
Residential REITs	738	—	—	738
Retail REITs	15,627	—	—	15,627
Semiconductors & Semiconductor Equipment	35,932	—	—	35,932
Software	54,168	—	—	54,168
Specialized REITs	3,596	—	—	3,596
Specialty Retail	22,615	—	—	22,615
Technology Hardware, Storage & Peripherals	6,646	—	—	6,646
Textiles, Apparel & Luxury Goods	8,149	—	—	8,149
Trading Companies & Distributors	40,163	—	—	40,163
Water Utilities	2,590	—	—	2,590
Wireless Telecommunication Services	778	—	—	778
Total Common Stocks	922,373	—	— (a)	922,373
Short-Term Investments
Investment Companies	14,703	—	—	14,703
Investment of Cash Collateral from Securities Loaned	32,807	—	—	32,807
Total Short-Term Investments	47,510	—	—	47,510
Total Investments in Securities	$969,883	$—	$— (a)	$969,883
Appreciation in Other Financial Instruments
Futures Contracts	$123	$—	$—	$123

(a)	Amount rounds to less than one thousand.
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of June 30, 2023, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

104	J.P. Morgan Small Cap Funds	June 30, 2023

C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2023.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Small Cap Blend Fund	$49,439	$(49,439)	$—
Small Cap Equity Fund	301,326	(301,326)	—
Small Cap Growth Fund	280,844	(280,844)	—
Small Cap Value Fund	33,531	(33,531)	—
SMID Cap Equity Fund	2,863	(2,863)	—
U.S. Small Company Fund	32,149	(32,149)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

June 30, 2023	J.P. Morgan Small Cap Funds	105

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended June 30, 2023, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Small Cap Blend Fund	$4
Small Cap Equity Fund	16
Small Cap Growth Fund	18
Small Cap Sustainable Leaders Fund	— (a)
Small Cap Value Fund	3
SMID Cap Equity Fund	1
U.S. Small Company Fund	3

(a)	Amount rounds to less than one thousand.
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Small Cap Blend Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$27,327	$317,592	$315,227	$4	$—	$29,696	29,690	$1,407	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	34,981	235,249	225,000	29 *	(2)	45,257	45,252	1,641 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	4,611	155,382	154,518	—	—	5,475	5,475	228 *	—
Total	$66,919	$708,223	$694,745	$33	$(2)	$80,428		$3,276	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Small Cap Equity Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$189,446	$1,378,906	$1,406,339	$18	$(4)	$162,027	161,995	$7,724	$—

106	J.P. Morgan Small Cap Funds	June 30, 2023

Small Cap Equity Fund (continued)
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	$159,955	$1,210,001	$1,123,000	$105 *	$(1)	$247,060	247,035	$7,660 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	18,662	466,297	422,992	—	—	61,967	61,968	949 *	—
Total	$368,063	$3,055,204	$2,952,331	$123	$(5)	$471,054		$16,333	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Small Cap Growth Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$45,209	$876,576	$859,463	$(8)	$(2)	$62,312	62,300	$1,647	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	222,094	997,800	984,000	132 *	(12)	236,014	235,990	7,503 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	25,886	636,517	611,452	—	—	50,951	50,951	981 *	—
Total	$293,189	$2,510,893	$2,454,915	$124	$(14)	$349,277		$10,131	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Small Cap Sustainable Leaders Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$1,396	$32,307	$32,797	$— (c)	$— (c)	$906	906	$41	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	4,091	1,000	5,094	3 *	—	—	—	29 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	1,630	11,395	13,025	—	—	—	—	11 *	—
Total	$7,117	$44,702	$50,916	$3	$— (c)	$906		$81	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

June 30, 2023	J.P. Morgan Small Cap Funds	107

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
Small Cap Value Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$19,171	$375,431	$365,803	$4	$(1)	$28,802	28,796	$1,302	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	20,571	204,000	196,000	15 *	—	28,586	28,583	1,181 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	3,163	184,634	182,299	—	—	5,498	5,498	186 *	—
Total	$42,905	$764,065	$744,102	$19	$(1)	$62,886		$2,669	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

SMID Cap Equity Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$10,971	$103,294	$105,379	$— (c)	$(1)	$8,885	8,883	$321	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	3,046	20,289	20,307	—	—	3,028	3,028	31 *	—
Total	$14,017	$123,583	$125,686	$— (c)	$(1)	$11,913		$352	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Small Company Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$23,202	$277,076	$285,576	$2	$(1)	$14,703	14,700	$669	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	18,571	172,000	164,000	18 *	(1)	26,588	26,585	1,093 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	1,124	142,066	136,971	—	—	6,219	6,219	176 *	—
Total	$42,897	$591,142	$586,547	$20	$(2)	$47,510		$1,938	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

108	J.P. Morgan Small Cap Funds	June 30, 2023

E. Futures Contracts — Small Cap Value Fund and U.S. Small Company Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
The table below discloses the volume of the Funds' futures contracts activity during the year ended June 30, 2023:
	Small Cap Value Fund	U.S. Small Company Fund
Futures Contracts:
Average Notional Balance Long	$31,681	$17,314
Ending Notional Balance Long	21,792	11,514
F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income is recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
G. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2023 are as follows:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Small Cap Blend Fund
Transfer agency fees	$22	$3	$6	n/a	n/a	n/a	n/a	n/a	$1	$32
Small Cap Equity Fund
Transfer agency fees	63	2	205	n/a	$2	$— (a)	$— (a)	$11	28	311

June 30, 2023	J.P. Morgan Small Cap Funds	109

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Small Cap Growth Fund
Transfer agency fees	$38	$3	$15	$6	$4	$2	$— (a)	$1	$84	$153
Small Cap Sustainable Leaders Fund
Transfer agency fees	2	— (a)	1	n/a	— (a)	— (a)	— (a)	4	2	9
Small Cap Value Fund
Transfer agency fees	27	1	10	n/a	21	5	— (a)	4	26	94
SMID Cap Equity Fund
Transfer agency fees	25	2	9	n/a	n/a	— (a)	— (a)	n/a	2	38
U.S. Small Company Fund
Transfer agency fees	10	3	9	4	8	1	— (a)	— (a)	18	53

(a)	Amount rounds to less than one thousand.
H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of June 30, 2023, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
I. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least annually, except for Small Cap Value Fund, for which distributions are generally declared and paid at least quarterly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Small Cap Blend Fund	$—	$214	$(214)
Small Cap Equity Fund	(323)	45	278
Small Cap Growth Fund	(17,710)	17,779	(69)
Small Cap Sustainable Leaders Fund	188	40	(228)
Small Cap Value Fund	—	362	(362)
SMID Cap Equity Fund	(11)	(8)	19
U.S. Small Company Fund	—	111	(111)
The reclassifications for the Funds relate primarily to tax adjustments on certain investments and redesignation of dividends.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Small Cap Blend Fund	0.65%
Small Cap Equity Fund	0.65

110	J.P. Morgan Small Cap Funds	June 30, 2023

Small Cap Growth Fund	0.65%
Small Cap Sustainable Leaders Fund	0.65
Small Cap Value Fund	0.65
SMID Cap Equity Fund	0.55
U.S. Small Company Fund	0.60
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.010% of each Fund's respective average daily net assets in excess of $25 billion. For the year ended June 30, 2023, the effective rate was 0.075% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A , Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C	Class R2	Class R3
Small Cap Blend Fund	0.25%	0.75%	n/a	n/a
Small Cap Equity Fund	0.25	0.75	0.50%	0.25%
Small Cap Growth Fund	0.25	0.75	0.50	0.25
Small Cap Sustainable Leaders Fund	0.25	0.75	0.50	0.25
Small Cap Value Fund	0.25	0.75	0.50	0.25
SMID Cap Equity Fund	0.25	0.75	n/a	0.25
U.S. Small Company Fund	0.25	0.75	0.50	0.25
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2023, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Small Cap Blend Fund	$48	$2
Small Cap Equity Fund	17	—
Small Cap Growth Fund	11	—
Small Cap Sustainable Leaders Fund	1	— (a)
Small Cap Value Fund	5	— (a)
SMID Cap Equity Fund	3	— (a)
U.S. Small Company Fund	5	— (a)

(a)	Amount rounds to less than one thousand.

June 30, 2023	J.P. Morgan Small Cap Funds	111

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Small Cap Blend Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	n/a	n/a
Small Cap Equity Fund	0.25	0.25	0.25	n/a	0.25%	0.25%	0.25%	0.10%
Small Cap Growth Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Small Cap Sustainable Leaders Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Small Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
SMID Cap Equity Fund	0.25	0.25	0.25	n/a	n/a	0.25	0.25	n/a
U.S. Small Company Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Small Cap Blend Fund	1.24%	1.74%	0.99%	n/a	n/a	n/a	n/a	n/a	0.74%
Small Cap Equity Fund	n/a	n/a	0.99	n/a	1.49%	n/a	0.99%	0.80%	n/a
Small Cap Growth Fund	1.24	1.74	0.99	n/a	1.49	1.24%	0.99	0.84	0.74
Small Cap Sustainable Leaders Fund	1.14	1.64	0.89	n/a	1.39	1.14	0.89	0.70	0.65
Small Cap Value Fund	1.19 (1)	1.69 (1)	0.94 (1)	n/a	1.49	1.24	0.99	0.84 (1)	0.74 (1)
SMID Cap Equity Fund	1.09 (2)	1.59 (2)	0.84 (2)	n/a	n/a	1.09 (2)	0.84 (2)	n/a	0.59 (2)
U.S. Small Company Fund	1.19 (3)	1.69 (3)	0.94 (3)	n/a	n/a	n/a	n/a	n/a	n/a

(1)
Prior to November 1, 2022, there was no contractual expense limitation in place for Class A, Class R5 and Class R6 and the contractual expense limitation was 1.74% and 0.99% for Class C and Class I, respectively.

(2)	Prior to November 1, 2022, the contractual expense limitation was 1.14%, 1.64%, 0.89%, 1.14%, 0.89% and 0.64% for Class A, Class C, Class I, Class R3, Class R4 and Class R6, respectively.
(3)	Prior to November 1, 2022, there was no contractual expense limitation for Class A, Class C and Class I.
Except as noted above, the expense limitation agreements were in effect for the year ended June 30, 2023 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2024.

112	J.P. Morgan Small Cap Funds	June 30, 2023

For the year ended June 30, 2023, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Small Cap Blend Fund	$208	$139	$29	$376	$—
Small Cap Equity Fund	—	—	607	607	—
Small Cap Growth Fund	278	180	64	522	84
Small Cap Sustainable Leaders Fund	215	65	24	304	7
Small Cap Value Fund	108	71	189	368	14
SMID Cap Equity Fund	189	126	33	348	2
U.S. Small Company Fund	—	—	69	69	—
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the year ended June 30, 2023 were as follows:

Small Cap Blend Fund	$44
Small Cap Equity Fund	256
Small Cap Growth Fund	55
Small Cap Sustainable Leaders Fund	2
Small Cap Value Fund	43
SMID Cap Equity Fund	10
U.S. Small Company Fund	22
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the year ended June 30, 2023, the amount of these reimbursements were as follows:

Small Cap Blend Fund	$2
Small Cap Equity Fund	2
Small Cap Growth Fund	2
Small Cap Sustainable Leaders Fund	2
Small Cap Value Fund	2
SMID Cap Equity Fund	2
U.S. Small Company Fund	2
G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended June 30, 2023, Small Cap Blend Fund, Small Cap Growth Fund, Small Cap Sustainable Leaders Fund, Small Cap Value Fund and U.S. Small Company Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

June 30, 2023	J.P. Morgan Small Cap Funds	113

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended June 30, 2023, purchases and sales of investments (excluding short-term investments and transfers in-kind) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Small Cap Blend Fund	$533,637	$427,248
Small Cap Equity Fund	1,244,213	1,691,148
Small Cap Growth Fund	1,301,754	1,746,678
Small Cap Sustainable Leaders Fund	6,874	97,243
Small Cap Value Fund	1,045,188	1,031,144
SMID Cap Equity Fund	98,861	102,523
U.S. Small Company Fund	735,846	773,194
During the year ended June 30, 2023, there were no purchases or sales of U.S. Government securities.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small Cap Blend Fund	$1,232,941	$230,088	$110,692	$119,396
Small Cap Equity Fund	4,756,831	1,736,803	398,238	1,338,565
Small Cap Growth Fund	3,955,574	956,508	580,401	376,107
Small Cap Sustainable Leaders Fund	66,808	8,145	18,993	(10,848)
Small Cap Value Fund	1,339,121	201,619	115,776	85,843
SMID Cap Equity Fund	302,240	53,777	16,543	37,234
U.S. Small Company Fund	872,328	167,073	69,395	97,678
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to certain derivatives, tax adjustments on certain investments and wash sale loss deferrals.
The tax character of distributions paid during the year ended June 30, 2023 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Small Cap Blend Fund	$3,896	$21,401	$25,297
Small Cap Equity Fund	14,354	649,822	664,176
Small Cap Growth Fund	—	14,788	14,788
Small Cap Sustainable Leaders Fund	191	—	191
Small Cap Value Fund	17,649	100,386	118,035
SMID Cap Equity Fund	1,631	33,622	35,253
U.S. Small Company Fund	4,425	47,240	51,665

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

114	J.P. Morgan Small Cap Funds	June 30, 2023

The tax character of distributions paid during the year ended June 30, 2022 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Small Cap Blend Fund	$36,727	$43,999	$80,726
Small Cap Equity Fund	281,125	1,054,379	1,335,504
Small Cap Growth Fund	169,421	546,759	716,180
Small Cap Sustainable Leaders Fund	25,834	66,893	92,727
Small Cap Value Fund	84,616	143,790	228,406
SMID Cap Equity Fund	42,704	32,497	75,201
U.S. Small Company Fund	101,585	147,525	249,110

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of June 30, 2023, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Small Cap Blend Fund	$2,481	$(31,086)	$119,396
Small Cap Equity Fund	28,882	200,598	1,338,565
Small Cap Growth Fund	—	(163,028)	376,107
Small Cap Sustainable Leaders Fund	121	(42,171)	(10,848)
Small Cap Value Fund	7,168	24,199	85,843
SMID Cap Equity Fund	687	—	37,234
U.S. Small Company Fund	1,939	(15,080)	97,678
The cumulative timing differences primarily consist of certain derivatives, tax adjustments on certain investments, post-October capital loss deferrals and wash sale loss deferrals.
As of June 30, 2023, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Small Cap Blend Fund	$21,746	$9,340
Small Cap Growth Fund	29,849	133,179
Small Cap Sustainable Leaders Fund	30,790	11,381
U.S. Small Company Fund	15,080	—

June 30, 2023	J.P. Morgan Small Cap Funds	115

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
Net capital losses (gains) and specified ordinary losses incurred after October 31 and late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2023, the following Funds deferred to July 1, 2023 the following net capital losses (gains), specified ordinary losses and late year ordinary losses of:
	Net Capital Losses (Gains)		Late Year Ordinary Loss Deferral
	Short-Term	Long-Term
Small Cap Blend Fund	$(561)	$22,387	$—
Small Cap Equity Fund	28,843	—	—
Small Cap Growth Fund	9,781	106,925	4,938
Small Cap Sustainable Leaders Fund	406	7,524	—
Small Cap Value Fund	22,224	—	—
SMID Cap Equity Fund	2,398	4,781	—
U.S. Small Company Fund	8,909	(7,007)	—
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended June 30, 2023.
The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2023.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater on the day of the borrowing, of the federal funds effective rate, or the Adjusted Daily Simple SOFR Rate. Prior to August 9, 2022, interest associated with any borrowing under the Credit Facility was charged to the borrowing fund at a rate of interest equal to the Applicable Margin, plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). Effective August 8, 2023, the Credit Facility was amended and restated for a term of 364 days, unless extended.
The Funds did not utilize the Credit Facility during the year ended June 30, 2023.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

116	J.P. Morgan Small Cap Funds	June 30, 2023

As of June 30, 2023, the Funds had individual shareholder and/or affiliated omnibus accounts each owning more than 10% of the respective Fund's outstanding shares  as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Small Cap Blend Fund	—	— %	1	57.0%
Small Cap Equity Fund	—	—	2	34.4
Small Cap Growth Fund	—	—	1	14.5
Small Cap Sustainable Leaders Fund	—	—	2	41.4
Small Cap Value Fund	—	—	1	11.6
SMID Cap Equity Fund	1	30.0	1	18.6
U.S. Small Company Fund	—	—	3	44.3
As of June 30, 2023, J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated fund of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:
	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Small Cap Value Fund	15.7%	13.4%
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
Because the Funds invest in Real Estate Investment Trusts ("REITs"), the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.
The Funds invest in companies with relatively small market capitalizations. Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with stocks of larger companies. These securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations.
LIBOR was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Funds' loans, notes, derivatives and other instruments or investments comprising some or all of the Funds' investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Funds' investments may have transitioned from LIBOR or will transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational issues for the Funds or their investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Funds and their investments.
The Funds are subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 has negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of this, or any future, pandemic to public health and business and market conditions may have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to the pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

June 30, 2023	J.P. Morgan Small Cap Funds	117

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Small Cap Blend Fund, JPMorgan Small Cap Equity Fund, JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Sustainable Leaders Fund, JPMorgan Small Cap Value Fund, JPMorgan SMID Cap Equity Fund and JPMorgan U.S. Small Company Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Small Cap Blend Fund, JPMorgan Small Cap Equity Fund, JPMorgan Small Cap Sustainable Leaders Fund and JPMorgan U.S. Small Company Fund (four of the funds constituting JPMorgan Trust I) and JPMorgan Small Cap Growth Fund, JPMorgan Small Cap Value Fund and JPMorgan SMID Cap Equity Fund (three of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the "Funds") as of June 30, 2023, the related statements of operations for the year ended June 30, 2023, the statements of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
New York, New York
August 24, 2023
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

118	J.P. Morgan Small Cap Funds	June 30, 2023

TRUSTEES
(Unaudited)
The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	176	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	176	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	176	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	176
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	176	None

June 30, 2023	J.P. Morgan Small Cap Funds	119

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	176	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	176
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	176
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	176	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	176	None
Marilyn McCoy (1948); Trustee since 1999.	Retired; Vice President of Administration and Planning, Northwestern University (1985-2023).	176	None

120	J.P. Morgan Small Cap Funds	June 30, 2023

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	176
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	176	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	176
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	176	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	176	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Boards' current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (176 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

June 30, 2023	J.P. Morgan Small Cap Funds	121

TRUSTEES
(Unaudited) (continued)
**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

122	J.P. Morgan Small Cap Funds	June 30, 2023

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Managing Director, J.P. Morgan Investment Management Inc. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962) Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.

June 30, 2023	J.P. Morgan Small Cap Funds	123

OFFICERS
(Unaudited) (continued)
Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

124	J.P. Morgan Small Cap Funds	June 30, 2023

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2023, and continued to hold your shares at the end of the reporting period, June 30, 2023.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Blend Fund
Class A
Actual	$1,000.00	$1,086.60	$6.42	1.24%
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,084.30	8.99	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class I
Actual	1,000.00	1,087.90	5.13	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R6
Actual	1,000.00	1,089.50	3.83	0.74
Hypothetical	1,000.00	1,021.13	3.71	0.74
JPMorgan Small Cap Equity Fund
Class A
Actual	1,000.00	1,056.70	6.32	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,054.20	8.86	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class I
Actual	1,000.00	1,057.90	5.05	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R2
Actual	1,000.00	1,055.30	7.59	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49

June 30, 2023	J.P. Morgan Small Cap Funds	125

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Equity Fund (continued)
Class R3
Actual	$1,000.00	$1,056.60	$6.32	1.24%
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class R4
Actual	1,000.00	1,057.90	5.05	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R5
Actual	1,000.00	1,059.10	4.08	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class R6
Actual	1,000.00	1,059.30	3.78	0.74
Hypothetical	1,000.00	1,021.13	3.71	0.74
JPMorgan Small Cap Growth Fund
Class A
Actual	1,000.00	1,130.70	6.55	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,128.00	9.18	1.74
Hypothetical	1,000.00	1,016.17	8.70	1.74
Class I
Actual	1,000.00	1,132.50	5.23	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class L
Actual	1,000.00	1,133.30	4.44	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R2
Actual	1,000.00	1,129.50	7.87	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R3
Actual	1,000.00	1,131.00	6.55	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class R4
Actual	1,000.00	1,132.40	5.23	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R5
Actual	1,000.00	1,133.20	4.44	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R6
Actual	1,000.00	1,133.90	3.92	0.74
Hypothetical	1,000.00	1,021.13	3.71	0.74
JPMorgan Small Cap Sustainable Leaders Fund
Class A
Actual	1,000.00	1,031.60	5.74	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class C
Actual	1,000.00	1,029.10	8.25	1.64
Hypothetical	1,000.00	1,016.66	8.20	1.64
Class I
Actual	1,000.00	1,032.80	4.49	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89

126	J.P. Morgan Small Cap Funds	June 30, 2023

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Small Cap Sustainable Leaders Fund (continued)
Class R2
Actual	$1,000.00	$1,030.40	$7.00	1.39%
Hypothetical	1,000.00	1,017.90	6.95	1.39
Class R3
Actual	1,000.00	1,031.70	5.74	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class R4
Actual	1,000.00	1,032.80	4.49	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R5
Actual	1,000.00	1,033.70	3.53	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
Class R6
Actual	1,000.00	1,034.10	3.28	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
JPMorgan Small Cap Value Fund
Class A
Actual	1,000.00	1,026.60	5.98	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class C
Actual	1,000.00	1,023.90	8.48	1.69
Hypothetical	1,000.00	1,016.41	8.45	1.69
Class I
Actual	1,000.00	1,027.70	4.73	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R2
Actual	1,000.00	1,025.20	7.48	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R3
Actual	1,000.00	1,026.00	6.23	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class R4
Actual	1,000.00	1,027.50	4.98	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R5
Actual	1,000.00	1,028.30	4.22	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R6
Actual	1,000.00	1,029.00	3.72	0.74
Hypothetical	1,000.00	1,021.13	3.71	0.74
JPMorgan SMID Cap Equity Fund
Class A
Actual	1,000.00	1,080.80	5.62	1.09
Hypothetical	1,000.00	1,019.39	5.46	1.09
Class C
Actual	1,000.00	1,077.90	8.19	1.59
Hypothetical	1,000.00	1,016.91	7.95	1.59
Class I
Actual	1,000.00	1,082.60	4.34	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84

June 30, 2023	J.P. Morgan Small Cap Funds	127

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan SMID Cap Equity Fund (continued)
Class R3
Actual	$1,000.00	$1,080.20	$5.62	1.09%
Hypothetical	1,000.00	1,019.39	5.46	1.09
Class R4
Actual	1,000.00	1,082.30	4.34	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class R6
Actual	1,000.00	1,083.60	3.05	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
JPMorgan U.S. Small Company Fund
Class A
Actual	1,000.00	1,075.00	6.12	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class C
Actual	1,000.00	1,072.90	8.69	1.69
Hypothetical	1,000.00	1,016.41	8.45	1.69
Class I
Actual	1,000.00	1,076.60	4.84	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class L
Actual	1,000.00	1,077.40	4.22	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Class R2
Actual	1,000.00	1,073.70	7.66	1.49
Hypothetical	1,000.00	1,017.41	7.45	1.49
Class R3
Actual	1,000.00	1,075.10	6.28	1.22
Hypothetical	1,000.00	1,018.75	6.11	1.22
Class R4
Actual	1,000.00	1,076.70	4.99	0.97
Hypothetical	1,000.00	1,019.98	4.86	0.97
Class R5
Actual	1,000.00	1,077.00	4.22	0.82
Hypothetical	1,000.00	1,020.73	4.11	0.82
Class R6
Actual	1,000.00	1,077.30	3.71	0.72
Hypothetical	1,000.00	1,021.22	3.61	0.72

*	Expenses are equal to each Class’ respective annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

128	J.P. Morgan Small Cap Funds	June 30, 2023

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2023, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

June 30, 2023	J.P. Morgan Small Cap Funds	129

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the income and distributions for the taxable year ended June 30, 2023. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2023. The information necessary to complete your income tax returns for the calendar year ending December 31, 2023 will be provided under separate cover.
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2023:
Dividends Received Deduction
JPMorgan Small Cap Blend Fund	100.00%
JPMorgan Small Cap Equity Fund	100.00
JPMorgan Small Cap Sustainable Leaders Fund	100.00
JPMorgan Small Cap Value Fund	100.00
JPMorgan SMID Cap Equity Fund	100.00
JPMorgan U.S. Small Company Fund	100.00
Long Term Capital Gain
Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2023:
Long-Term Capital Gain Distribution
JPMorgan Small Cap Blend Fund	$21,401
JPMorgan Small Cap Equity Fund	649,822
JPMorgan Small Cap Growth Fund	14,788
JPMorgan Small Cap Value Fund	100,386
JPMorgan SMID Cap Equity Fund	33,622
JPMorgan U.S. Small Company Fund	47,240
Qualified Dividend Income (QDI)
Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2023:
Qualified Dividend Income
JPMorgan Small Cap Blend Fund	$3,896
JPMorgan Small Cap Equity Fund	14,354
JPMorgan Small Cap Sustainable Leaders Fund	191
JPMorgan Small Cap Value Fund	17,649
JPMorgan SMID Cap Equity Fund	1,631
JPMorgan U.S. Small Company Fund	4,425

130	undefined	June 30, 2023

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
○Social Security number and account balances
○transaction history and account transactions
○checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions? Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?	We collect your personal information, for example, when you:
○open an account or provide contact information
○give us your account information or pay us by check
○make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
○sharing for affiliates’ everyday business purposes – information about your creditworthiness
○affiliates from using your information to market to you
○sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
○J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. June 2023.
AN-SC-623

Annual Report
J.P. Morgan Mid Cap/Multi-Cap Funds
June 30, 2023
JPMorgan Growth Advantage Fund
JPMorgan Mid Cap Equity Fund
JPMorgan Mid Cap Growth Fund
JPMorgan Mid Cap Value Fund
JPMorgan Value Advantage Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
August 11, 2023 (Unaudited)
Dear Shareholder,
Equity markets largely delivered solid returns for the twelve months ended June 30, 2023 on the back of buoyant corporate earnings, continued economic growth and receding inflationary pressures. Even as the U.S. Federal Reserve raised interest rates in an effort to cool the economy, the unemployment rate remained below 4% and consumer and business spending was generally higher than many economists expected.

“Equity markets delivered strong
returns during the first half of 2023,
with investors who remained fully
invested likely benefitting. Going
forward, we believe investors may be
best served by maintaining a
long-term view and holding a
well-diversified portfolio.”
— Brian S. Shlissel

Among financial markets, the performance of leading equity indexes was mixed through the second half of 2022. However, the S&P 500 Index generated positive performance every month except February in the first half of 2023. Large cap growth stocks generally outperformed other sectors of the market for the twelve-months ended June 30, 2023, partly due to investor demand for shares of large information technology companies. Leading mid cap and small cap equity indexes – both growth and value - posted positive performance for the period. Notably, the collapse of three U.S. regional banks in March 2023 put pressure on equities in the broader financial sector but the responses by multiple U.S. regulatory agencies as well as leading central banks appear to have limited further volatility in the banking industry.
With the exception of its June 2023 meeting, the U.S. Federal Reserve (the “Fed”) raised benchmark interest rates at 10 consecutive meetings since commencing its tightening monetary policy in mid-March 2022, and subsequently raised rates again in July 2023.  Meanwhile, U.S. inflation, as measured by the Consumer Price Index, fell from 40-year highs in mid-2022 to 3.0% in June 2023. U.S. gross domestic product (GDP) remained positive throughout the 12-month period and even rebounded to an annualized rate of 2.4% in the second quarter of 2023 from 2.0% in the first quarter. While the overall trend in consumer spending was downward, consumption was better than economists generally expected and business fixed investment in equipment, facilities and software in the second quarter of 2023 increased at the fastest pace since the start of 2022.
Though inflation remained above the Fed’s stated target of 2% annual growth during the twelve-month period, the declining trend in price growth may allow the Fed to end its policy tightening sooner than expected. Moreover, the resiliency of the U.S. economy in the face of the highest interest rates since 2001 could allow the economy to cool without GDP tipping into negative territory or leading to wide-spread job losses.
Certainly, there are factors that remain the focus of investor concerns. The war in Ukraine has continued, without demonstrative progress toward an eventual peace settlement or even a ceasefire.  Elsewhere, China’s economy is experiencing weak growth and record high unemployment, and falling prices have raised economists’ worries about the potential for a deflationary spiral in the world’s second largest economy.  In the U.S., the run-up to the 2024 presidential election has the potential to increase global political and economic uncertainty.
Equity markets delivered strong returns during the first half of 2023, with investors who remained fully invested likely benefitting. Going forward, we believe investors may be best served by maintaining a long-term view and holding a well-diversified portfolio. Our suite of investment solutions seeks to provide investors with ability to build durable portfolios that can meet their financial goals.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	1

J.P. Morgan Mid Cap/Multi-Cap Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)
Equity markets largely generated positive returns for the twelve-month period as consumer spending, manufacturing and corporate earnings remained resilient in the face of rising interest rates and slowing economic growth. While leading equity indexes were mixed on a month-to-month basis, the overall trend was toward a rebound from the sell-off that marked the first half of 2022.
Following a sharp sell-off in August and September 2022 that coincided with U.S. Federal Reserve policy guidance on further interest rate increases, equity prices largely stabilized. Corporate earnings for both the second and third quarters of 2022 were generally better than expected given a cooling economy and slowing consumer spending. By the start of 2023, economic data showed some inflationary pressures had eased.
Across Europe, the energy crisis that followed Russia’s invasion of Ukraine in late February 2022 eased somewhat in the second half of 2022 as both the U.K. and the EU obtained alternatives to Russian energy imports and global energy prices began to recede. A political crisis in the U.K. roiled financial markets in London but the ascension of Rishi Sunak to prime minister appeared to remove some investor uncertainty by the end of 2022.
Meanwhile, leading central banks largely continued to raise interest rates during the twelve-month period. Notably, the European Central Bank initiated its monetary tightening policy in September 2022, with its first rate increase in eleven years and the largest increase in the bank’s history. The U.S. Federal Reserve declined to raise interest rates at its June 2023 meeting, though it stated it would raise rates further in 2023 as needed.
While financial market volatility receded from 2022 levels, it remained elevated in the face of investor uncertainty about interest rates. In March 2023, the financial sector was roiled by the failures of Silicon Valley Bank and First Republic Bank in the U.S., and Credit Suisse Group AG in Switzerland. In each instance, government regulators moved to prevent further contagion within the financials sector.

2	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

JPMorgan Growth Advantage Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	25.46%
Russell 3000 Growth Index	26.60%
Net Assets as of 6/30/2023 (In Thousands)	$15,900,620
INVESTMENT OBJECTIVE **
The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, underperformed the Russell 3000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the financials and information technology sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrials and health care sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Catalent Inc., Zoom Video Communications Inc. and its out-of-Benchmark position in First Republic Bank. Shares of Catalent, a pharmaceuticals maker, fell after the company lowered its 2023 earnings forecast, citing productivity and operational problems. Shares of Zoom Video Communications, a video conferencing service provider, fell amid investor concerns about the growth outlook for the company’s core business. Shares of First Republic Bank, a regional bank based in San Francisco, Calif., fell as the company neared collapse before U.S. regulators arranged its acquisition by JPMorgan Chase & Co.
Leading individual contributors to relative performance included the Fund’s overweight positions in Horizon Therapeutics PLC, Nvidia Corp. and Exact Sciences Corp. Shares of Horizon Therapeutics PLC, a pharmaceuticals developer based in Ireland, rose after the company agreed to be acquired by Amgen Inc. Shares of Nvidia, a semiconductor manufacturer, rose amid investor expectations for rising demand for the company’s artificial intelligence technology. Shares of Exact Sciences, a developer of cancer screening and medical diagnostics, rose after the company raised its 2023 earnings forecasts and amid better-than-expected quarterly results during the period.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	10.2%
2.	Apple, Inc.	8.9
3.	NVIDIA Corp.	5.4
4.	Amazon.com, Inc.	5.0
5.	Alphabet, Inc., Class C	4.6
6.	Meta Platforms, Inc., Class A	3.9
7.	Mastercard, Inc., Class A	3.3
8.	Tesla, Inc.	3.2
9.	Intuit, Inc.	1.6
10.	Palo Alto Networks, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	40.8%
Consumer Discretionary	13.8
Health Care	11.3
Communication Services	10.9
Industrials	10.7
Financials	7.4
Energy	2.1
Consumer Staples	1.1
Others (each less than 1.0%)	0.5
Short-Term Investments	1.4

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	3

JPMorgan Growth Advantage Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	October 29, 1999
With Sales Charge *		18.86%	13.76%	15.65%
Without Sales Charge		25.46	14.99	16.28
CLASS C SHARES	May 1, 2006
With CDSC **		23.80	14.40	15.81
Without CDSC		24.80	14.40	15.81
CLASS I SHARES	May 1, 2006	25.75	15.27	16.53
CLASS R2 SHARES	July 31, 2017	25.08	14.68	15.98
CLASS R3 SHARES	May 31, 2017	25.41	14.97	16.27
CLASS R4 SHARES	May 31, 2017	25.74	15.27	16.56
CLASS R5 SHARES	January 8, 2009	25.92	15.44	16.73
CLASS R6 SHARES	December 23, 2013	26.02	15.56	16.84

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R2 and Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns for Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been different than those shown because Class R4 Shares have different expenses to Class I Shares.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 and Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund and the Russell 3000 Growth Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

JPMorgan Mid Cap Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	13.99%
Russell Midcap Index	14.92%
Net Assets as of 6/30/2023 (In Thousands)	$3,557,761
INVESTMENT OBJECTIVE **
The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the Russell Midcap Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the consumer discretionary and utilities sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care and materials sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Newell Brands Inc., M&T Bank Corp. and Jazz Pharmaceuticals PLC. Shares of Newell Brands, a consumer housewares manufacturer, fell after the company reported weaker-than-expected sales forecasts, reduced its quarterly dividend and reported lower-than-expected earnings for the first quarter of 2023. Shares of M&T Bank, a regional bank based in Buffalo, N.Y., fell amid volatility in the regional banking sector following the failure of Silicon Valley Bank in March 2023. Shares of Jazz Pharmaceuticals, a drug development company, fell after the company reported lower-than-expected earnings and revenue for the first quarter of 2023.
Leading individual contributors to relative performance included the Fund’s overweight positions in Hubbell Inc., Jabil Inc. and MongoDB Inc. Shares of Hubbell, an electrical components and equipment manufacturer, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2023. Shares of Jabil, a provider of electronics manufacturing services, rose after the company reported better-than-expected earnings and revenue for its fiscal third quarter. Shares of MongoDB, a data base and internet services provider, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2023, and amid investor expectations the company would benefit from increased demand for artificial intelligence technologies.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models they deemed capable of achieving, in their view, sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Hubbell, Inc.	1.4%
2.	AMETEK, Inc.	1.3
3.	Ameriprise Financial, Inc.	1.2
4.	ITT, Inc.	1.1
5.	Xcel Energy, Inc.	1.0
6.	Raymond James Financial, Inc.	1.0
7.	AmerisourceBergen Corp.	1.0
8.	Loews Corp.	1.0
9.	Copart, Inc.	1.0
10.	Jabil, Inc.	0.9

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	17.0%
Industrials	16.8
Health Care	14.1
Information Technology	12.6
Consumer Discretionary	11.2
Real Estate	6.4
Utilities	4.4
Materials	3.7
Energy	3.0
Consumer Staples	2.9
Communication Services	2.8
Short-Term Investments	5.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	5

JPMorgan Mid Cap Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 2, 2009
With Sales Charge *		7.74%	8.26%	10.16%
Without Sales Charge		13.70	9.44	10.76
CLASS C SHARES	November 2, 2009
With CDSC **		12.14	8.89	10.32
Without CDSC		13.14	8.89	10.32
CLASS I SHARES	January 1, 1997	13.99	9.71	11.08
CLASS R2 SHARES	March 14, 2014	13.43	9.17	10.50
CLASS R5 SHARES	March 14, 2014	14.15	9.88	11.22
CLASS R6 SHARES	March 14, 2014	14.28	9.99	11.30

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.
Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in the Class I Shares of JPMorgan Mid Cap Equity Fund and the Russell Midcap Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the bench mark, if applicable. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	7

JPMorgan Mid Cap Growth Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	19.84%
Russell Midcap Growth Index	23.13%
Net Assets as of 6/30/2023 (In Thousands)	$9,460,892
INVESTMENT OBJECTIVE **
The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the Russell Midcap Growth Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the financials and consumer discretionary sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrials sector and its underweight position in the materials sector were leading contributors to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight position in Catalent Inc., and its out-of-Benchmark positions in First Republic Bank and Centene Corp. Shares of Catalent, a pharmaceuticals maker, fell after the company lowered its 2023 earnings forecast, citing productivity and operational problems. Shares of First Republic Bank, a regional bank based in San Francisco, Calif., fell as the company neared collapse before U.S. regulators arranged its takeover by JPMorgan Chase & Co. Shares of Centene, a managed health care provider, fell after the company lowered its forecast for 2024 results amid rising costs.
Leading individual contributors to relative performance included the Fund’s overweight positions in Exact Sciences Corp., Horizon Therapeutics PLC and Royal Caribbean Cruises Ltd. Shares of Exact Sciences, a developer of cancer screening and medical diagnostics, rose after the company raised its 2023 earnings forecasts and amid better-than-expected quarterly results during the period.  Shares of Horizon Therapeutics PLC, a pharmaceuticals developer based in Ireland, rose after the company agreed to be acquired by Amgen Inc. Shares of Royal Caribbean Cruises, a cruise ship operator, rose amid strong growth in bookings during the second half of the period.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers sought to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Copart, Inc.	2.4%
2.	Dexcom, Inc.	2.2
3.	MongoDB, Inc.	2.0
4.	Cheniere Energy, Inc.	2.0
5.	Trade Desk, Inc. (The), Class A	2.0
6.	Quanta Services, Inc.	1.9
7.	Ross Stores, Inc.	1.9
8.	Palo Alto Networks, Inc.	1.6
9.	Trane Technologies plc	1.6
10.	HubSpot, Inc.	1.5

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Health Care	23.9%
Information Technology	22.1
Industrials	20.1
Consumer Discretionary	13.3
Financials	9.7
Energy	3.6
Communication Services	3.1
Others (each less than 1.0%)	1.2
Short-Term Investments	3.0

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

8	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge *		13.25%	9.95%	11.86%
Without Sales Charge		19.53	11.14	12.46
CLASS C SHARES	November 4, 1997
With CDSC **		17.91	10.59	12.02
Without CDSC		18.91	10.59	12.02
CLASS I SHARES	March 2, 1989	19.84	11.47	12.80
CLASS R2 SHARES	June 19, 2009	19.15	10.84	12.21
CLASS R3 SHARES	September 9, 2016	19.43	11.12	12.45
CLASS R4 SHARES	September 9, 2016	19.73	11.40	12.73
CLASS R5 SHARES	November 1, 2011	19.95	11.61	12.95
CLASS R6 SHARES	November 1, 2011	20.03	11.68	13.01

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for the Class R3 and Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. Prior performance for Class R3 and Class R4 Shares has been adjusted to reflect the differences in expenses between classes.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Mid Cap Growth Fund and the Russell Midcap Growth Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	9

JPMorgan Mid Cap Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	10.11%
Russell Midcap Value Index	10.50%
Net Assets as of 6/30/2023 (In Thousands)	$13,469,542
INVESTMENT OBJECTIVE**
The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares underperformed the Russell Midcap Value Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the consumer discretionary and utilities sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the financials and information technology sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Newell Brands Inc., M&T Bank Corp. and Liberty Broadband Corp. Shares of Newel Brands, a consumer housewares manufacturer, fell after the company issued weaker-than-expected sales forecasts, reduced its quarterly dividend and reported lower-than-expected earnings for the first quarter of 2023. Shares of M&T Bank, a regional bank based in Buffalo, N.Y., fell amid volatility in the regional banking sector following the failure of Silicon Valley Bank in March 2023. Shares of Liberty Broadband, a cable and satellite TV provider, fell after the company reported consecutive quarters of lower-than-expected earnings and revenue.
Leading individual contributors to relative performance included the Fund’s overweight positions in Hubbell Inc., Lincoln Electric Holdings Inc. and First Citizens BancShares Inc.
Shares of Hubbell, an electrical components and equipment manufacturer, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2023. Shares of Lincoln Electric Holdings, an industrials machinery manufacturer, rose amid consecutive quarters of better-than-expected earnings and revenue during the period. Shares of First Citizens BancShares, a diversified banking company, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2023, following its acquisition of failed Silicon Valley Bank.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in their view, sustainable levels of free cash flow.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Ameriprise Financial, Inc.	2.0%
2.	Xcel Energy, Inc.	1.8
3.	AmerisourceBergen Corp.	1.7
4.	Loews Corp.	1.7
5.	Snap-on, Inc.	1.6
6.	Hubbell, Inc.	1.6
7.	Martin Marietta Materials, Inc.	1.6
8.	CMS Energy Corp.	1.6
9.	WEC Energy Group, Inc.	1.6
10.	M&T Bank Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	22.5%
Industrials	15.1
Real Estate	10.8
Consumer Discretionary	10.4
Health Care	8.1
Utilities	7.5
Information Technology	6.6
Materials	6.2
Consumer Staples	4.4
Communication Services	2.8
Energy	2.7
Short-Term Investments	2.9

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

10	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	11

JPMorgan Mid Cap Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	April 30, 2001
With Sales Charge *		3.91%	5.31%	7.78%
Without Sales Charge		9.66	6.45	8.37
CLASS C SHARES	April 30, 2001
With CDSC **		8.10	5.91	7.93
Without CDSC		9.10	5.91	7.93
CLASS I SHARES	October 31, 2001	9.92	6.71	8.64
CLASS L SHARES	November 13, 1997	10.11	6.93	8.88
CLASS R2 SHARES	November 3, 2008	9.36	6.17	8.08
CLASS R3 SHARES	September 9, 2016	9.65	6.44	8.37
CLASS R4 SHARES	September 9, 2016	9.90	6.71	8.63
CLASS R5 SHARES	September 9, 2016	10.08	6.87	8.83
CLASS R6 SHARES	September 9, 2016	10.20	6.98	8.90

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception dates are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been lower than those shown because Class R3 Shares have higher expenses than Class A Shares.
Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been lower because Class R4 Shares have higher expenses than Class I Shares.
Returns for the Class R5 and R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns of Class R5 Shares would have been lower than those shown because Class R5 Shares have higher expenses than Class L Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses to Class L Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Mid Cap Value Fund and the Russell Midcap
Value Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell Mid-cap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

JPMorgan Value Advantage Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class L Shares) *	7.44%
Russell 3000 Value Index	11.22%
Net Assets as of 6/30/2023 (In Thousands)	$9,087,411
INVESTMENT OBJECTIVE**
The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares underperformed the Russell 3000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the financials and industrials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the health care and utilities sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in M&T Bank Corp. and Newell Brands Inc., and its out-of-Benchmark position in AbbVie Inc. Shares of M&T Bank, a regional bank based in Buffalo, N.Y., fell amid volatility in the regional banking sector following the failure of Silicon Valley Bank in March 2023. Shares of Newell Brands, a consumer housewares manufacturer, fell after the company issued weaker-than-expected sales forecasts, reduced its quarterly dividend and reported lower-than-expected earnings for the first quarter of 2023. Shares of AbbVie, a pharmaceuticals developer, fell amid increased competition from generic drug makers for the company’s immunosuppressant drug, Humira.
Leading individual contributors to relative performance included the Fund’s underweight position in Pfizer Inc., and its overweight positions in Martin Marietta Materials Inc. and Dick’s Sporting Goods Inc. Shares of Pfizer, a pharmaceuticals manufacturer not held in the fund, fell amid investor concerns that the U.S. Federal Trade Commission could seek to block the company’s planned $43 billion acquisition of Seagen Inc. and investor concerns about lower drug prices under new U.S. Medicare program rules. Shares of Martin Marietta Materials, a construction materials provider, rose amid consecutive quarters of better-than-expected earnings and revenue during the period. Shares of Dick’s Sporting Goods, a recreational products and apparel retail chain, rose amid consecutive quarters of better-than-expected earnings and revenue during the period.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate, in the portfolio managers’
view, significant levels of free cash flow.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Berkshire Hathaway, Inc., Class B	3.1%
2.	Capital One Financial Corp.	2.3
3.	Wells Fargo & Co.	2.1
4.	Chevron Corp.	2.0
5.	Bank of America Corp.	1.9
6.	Bristol-Myers Squibb Co.	1.8
7.	ConocoPhillips	1.7
8.	M&T Bank Corp.	1.7
9.	Loews Corp.	1.7
10.	AmerisourceBergen Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	24.6%
Health Care	14.0
Industrials	9.6
Real Estate	9.1
Consumer Discretionary	7.8
Energy	7.8
Consumer Staples	5.9
Communication Services	4.7
Information Technology	4.2
Utilities	4.0
Materials	3.9
Short-Term Investments	4.4

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	13

JPMorgan Value Advantage Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

14	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 28, 2005
With Sales Charge *		1.40%	6.16%	7.99%
Without Sales Charge		7.03	7.31	8.58
CLASS C SHARES	February 28, 2005
With CDSC **		5.47	6.78	8.15
Without CDSC		6.47	6.78	8.15
CLASS I SHARES	February 28, 2005	7.29	7.58	8.85
CLASS L SHARES	February 28, 2005	7.44	7.74	9.06
CLASS R2 SHARES	July 31, 2017	6.75	7.05	8.31
CLASS R3 SHARES	September 9, 2016	7.03	7.31	8.58
CLASS R4 SHARES	September 9, 2016	7.29	7.58	8.85
CLASS R5 SHARES	September 9, 2016	7.45	7.74	9.05
CLASS R6 SHARES	September 9, 2016	7.54	7.85	9.12

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R2 and Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares. Returns for Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for the Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.
Returns for the Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class L Shares. The actual returns for Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses to Class L Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan Value Advantage Fund and the Russell 3000
Value Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	15

JPMorgan Growth Advantage Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.8%
Automobiles — 3.2%
Tesla, Inc. *	1,976	517,339
Beverages — 0.6%
Constellation Brands, Inc., Class A	370	90,960
Biotechnology — 3.4%
Alnylam Pharmaceuticals, Inc. *	531	100,838
Exact Sciences Corp. *	1,636	153,579
Natera, Inc. *	1,053	51,232
Regeneron Pharmaceuticals, Inc. *	330	237,211
		542,860
Broadline Retail — 5.0%
Amazon.com, Inc. *	6,074	791,799
Building Products — 1.1%
Trane Technologies plc	902	172,490
Capital Markets — 3.1%
Blackstone, Inc.	1,692	157,307
Morgan Stanley	1,594	136,151
S&P Global, Inc.	498	199,661
		493,119
Commercial Services & Supplies — 1.4%
Copart, Inc. *	2,514	229,341
Communications Equipment — 0.4%
Arista Networks, Inc. *	398	64,446
Construction & Engineering — 2.0%
AECOM	906	76,762
Quanta Services, Inc.	1,215	238,573
		315,335
Electrical Equipment — 2.0%
AMETEK, Inc.	1,000	161,897
Hubbell, Inc.	491	162,852
		324,749
Electronic Equipment, Instruments & Components — 1.2%
Jabil, Inc.	1,076	116,096
Keysight Technologies, Inc. *	409	68,495
		184,591
Energy Equipment & Services — 0.7%
TechnipFMC plc (United Kingdom) *	6,359	105,689
INVESTMENTS	SHARES (000)	VALUE ($000)

Entertainment — 1.4%
Netflix, Inc. *	381	167,966
Take-Two Interactive Software, Inc. *	406	59,757
		227,723
Financial Services — 3.3%
Mastercard, Inc., Class A	1,341	527,342
Ground Transportation — 1.6%
Old Dominion Freight Line, Inc.	208	76,665
Uber Technologies, Inc. *	3,960	170,962
		247,627
Health Care Equipment & Supplies — 3.7%
Cooper Cos., Inc. (The)	350	134,155
Dexcom, Inc. *	1,121	144,071
Insulet Corp. *	330	95,174
Intuitive Surgical, Inc. *	651	222,477
		595,877
Health Care Providers & Services — 1.4%
UnitedHealth Group, Inc.	457	219,653
Hotels, Restaurants & Leisure — 1.9%
Booking Holdings, Inc. *	58	156,152
Hilton Worldwide Holdings, Inc.	1,023	148,949
		305,101
Household Durables — 0.5%
Garmin Ltd.	757	78,908
Insurance — 1.0%
Progressive Corp. (The)	1,199	158,764
Interactive Media & Services — 8.5%
Alphabet, Inc., Class C *	6,083	735,898
Meta Platforms, Inc., Class A *	2,144	615,274
		1,351,172
IT Services — 1.8%
MongoDB, Inc. *	446	183,498
Snowflake, Inc., Class A *	543	95,472
		278,970
Life Sciences Tools & Services — 1.1%
Mettler-Toledo International, Inc. *	52	67,574
Thermo Fisher Scientific, Inc.	205	107,217
		174,791
SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Machinery — 1.7%
Deere & Co.	340	137,743
Ingersoll Rand, Inc.	2,073	135,498
		273,241
Media — 1.0%
Trade Desk, Inc. (The), Class A *	2,049	158,239
Metals & Mining — 0.5%
Freeport-McMoRan, Inc.	1,917	76,697
Oil, Gas & Consumable Fuels — 1.4%
Cheniere Energy, Inc.	751	114,451
EOG Resources, Inc.	969	110,854
		225,305
Personal Care Products — 0.5%
Estee Lauder Cos., Inc. (The), Class A	392	76,895
Pharmaceuticals — 1.7%
Eli Lilly & Co.	406	190,116
Royalty Pharma plc, Class A	2,615	80,392
		270,508
Professional Services — 0.6%
Equifax, Inc.	419	98,627
Semiconductors & Semiconductor Equipment — 9.5%
Advanced Micro Devices, Inc. *	1,485	169,192
Entegris, Inc.	985	109,127
Lam Research Corp.	264	169,498
Marvell Technology, Inc.	1,668	99,726
NVIDIA Corp.	2,034	860,489
SolarEdge Technologies, Inc. *	399	107,355
		1,515,387
Software — 19.1%
Cadence Design Systems, Inc. *	391	91,602
Confluent, Inc., Class A *	3,501	123,632
Crowdstrike Holdings, Inc., Class A *	544	79,853
HashiCorp, Inc., Class A *	1,757	46,010
HubSpot, Inc. *	255	135,653
Intuit, Inc.	557	255,084
Microsoft Corp.	4,770	1,624,337
INVESTMENTS	SHARES (000)	VALUE ($000)

Software — continued
Oracle Corp.	981	116,865
Palo Alto Networks, Inc. *	978	249,807
ServiceNow, Inc. *	218	122,599
Synopsys, Inc. *	202	88,150
Workday, Inc., Class A *	467	105,538
		3,039,130
Specialty Retail — 2.6%
Lowe's Cos., Inc.	757	170,891
Ross Stores, Inc.	1,090	122,207
TJX Cos., Inc. (The)	1,344	113,954
		407,052
Technology Hardware, Storage & Peripherals — 8.9%
Apple, Inc.	7,312	1,418,338
Textiles, Apparel & Luxury Goods — 0.6%
Lululemon Athletica, Inc. *	244	92,301
Trading Companies & Distributors — 0.4%
Air Lease Corp.	1,415	59,229
Total Common Stocks (Cost $8,686,358)		15,709,595
Short-Term Investments — 1.4%
Investment Companies — 1.4%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b) (Cost $228,999)	228,969	229,015
Total Investments — 100.2% (Cost $8,915,357)		15,938,610
Liabilities in Excess of Other Assets — (0.2)%		(37,990)
NET ASSETS — 100.0%		15,900,620

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	17

JPMorgan Mid Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.6%
Aerospace & Defense — 0.4%
HEICO Corp., Class A	113	15,848
Banks — 4.3%
Citizens Financial Group, Inc.	689	17,973
Fifth Third Bancorp	896	23,483
First Citizens BancShares, Inc., Class A	17	21,638
Huntington Bancshares, Inc.	2,484	26,777
M&T Bank Corp.	271	33,527
Regions Financial Corp.	1,683	29,989
		153,387
Beverages — 1.2%
Constellation Brands, Inc., Class A	114	28,130
Keurig Dr Pepper, Inc.	489	15,288
		43,418
Biotechnology — 2.4%
Alnylam Pharmaceuticals, Inc. *	74	14,083
Apellis Pharmaceuticals, Inc. *	73	6,634
Exact Sciences Corp. *	186	17,491
Exelixis, Inc. *	466	8,910
Natera, Inc. *	210	10,237
Neurocrine Biosciences, Inc. *	97	9,155
Sarepta Therapeutics, Inc. *	65	7,376
Seagen, Inc. *	57	10,991
		84,877
Broadline Retail — 0.1%
Etsy, Inc. *	56	4,700
Building Products — 2.0%
Carlisle Cos., Inc.	80	20,441
Fortune Brands Innovations, Inc.	381	27,430
Trane Technologies plc	118	22,577
		70,448
Capital Markets — 6.5%
Ameriprise Financial, Inc.	131	43,412
Ares Management Corp.	206	19,851
FactSet Research Systems, Inc.	25	10,056
LPL Financial Holdings, Inc.	82	17,881
Morningstar, Inc.	31	6,063
MSCI, Inc.	35	16,629
Northern Trust Corp.	187	13,865
Raymond James Financial, Inc.	361	37,461
S&P Global, Inc.	34	13,491
State Street Corp.	351	25,656
INVESTMENTS	SHARES (000)	VALUE ($000)

Capital Markets — continued
T. Rowe Price Group, Inc. (a)	141	15,759
Tradeweb Markets, Inc., Class A	167	11,472
		231,596
Chemicals — 0.9%
Celanese Corp.	88	10,177
RPM International, Inc.	261	23,441
		33,618
Commercial Services & Supplies — 1.6%
Cintas Corp.	30	14,806
Copart, Inc. *	387	35,325
MSA Safety, Inc.	33	5,733
		55,864
Communications Equipment — 0.6%
Arista Networks, Inc. *	33	5,385
Motorola Solutions, Inc.	58	17,029
		22,414
Construction & Engineering — 1.3%
AECOM	128	10,877
Quanta Services, Inc.	141	27,734
Valmont Industries, Inc.	33	9,536
		48,147
Construction Materials — 1.0%
Martin Marietta Materials, Inc.	74	34,303
Consumer Finance — 0.5%
Discover Financial Services	146	17,113
Consumer Staples Distribution & Retail — 1.1%
Kroger Co. (The)	334	15,668
US Foods Holding Corp. *	507	22,322
		37,990
Containers & Packaging — 1.6%
Ball Corp. (a)	227	13,230
Packaging Corp. of America	161	21,300
Silgan Holdings, Inc.	456	21,350
		55,880
Distributors — 1.7%
Genuine Parts Co.	103	17,358
LKQ Corp.	528	30,799
Pool Corp.	34	12,835
		60,992
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Diversified Consumer Services — 0.3%
Bright Horizons Family Solutions, Inc. *	123	11,342
Diversified REITs — 0.4%
WP Carey, Inc.	206	13,925
Electric Utilities — 2.0%
Edison International	248	17,186
PG&E Corp. *	892	15,421
Xcel Energy, Inc.	607	37,737
		70,344
Electrical Equipment — 3.3%
Acuity Brands, Inc.	114	18,632
AMETEK, Inc.	285	46,104
Hubbell, Inc.	158	52,520
		117,256
Electronic Equipment, Instruments & Components — 4.0%
Amphenol Corp., Class A	309	26,281
CDW Corp.	156	28,550
Jabil, Inc.	326	35,150
Keysight Technologies, Inc. *	58	9,717
Teledyne Technologies, Inc. *	73	30,045
Zebra Technologies Corp., Class A *	45	13,240
		142,983
Energy Equipment & Services — 0.3%
TechnipFMC plc (United Kingdom) *	651	10,817
Entertainment — 0.9%
Take-Two Interactive Software, Inc. *	208	30,650
Financial Services — 1.9%
FleetCor Technologies, Inc. *	75	18,776
Global Payments, Inc.	62	6,104
MGIC Investment Corp.	1,076	16,993
Remitly Global, Inc. *	518	9,740
Voya Financial, Inc.	224	16,077
		67,690
Food Products — 0.4%
Post Holdings, Inc. *	158	13,704
Gas Utilities — 0.4%
National Fuel Gas Co.	272	13,995
Ground Transportation — 1.0%
JB Hunt Transport Services, Inc.	60	10,830
INVESTMENTS	SHARES (000)	VALUE ($000)

Ground Transportation — continued
Old Dominion Freight Line, Inc.	37	13,884
Uber Technologies, Inc. *	235	10,148
		34,862
Health Care Equipment & Supplies — 4.7%
Align Technology, Inc. *	49	17,321
Cooper Cos., Inc. (The)	34	13,050
Dexcom, Inc. *	247	31,690
Globus Medical, Inc., Class A *	190	11,289
Hologic, Inc. *	143	11,609
IDEXX Laboratories, Inc. *	34	17,341
Insulet Corp. *	68	19,593
ResMed, Inc.	42	9,244
Shockwave Medical, Inc. *	32	9,177
Zimmer Biomet Holdings, Inc.	174	25,276
		165,590
Health Care Providers & Services — 4.5%
Acadia Healthcare Co., Inc. *	153	12,192
AmerisourceBergen Corp.	189	36,270
Centene Corp. *	190	12,843
Henry Schein, Inc. *	407	32,972
Laboratory Corp. of America Holdings	83	19,986
McKesson Corp.	33	14,304
Quest Diagnostics, Inc.	127	17,867
Universal Health Services, Inc., Class B	77	12,155
		158,589
Health Care REITs — 0.3%
Ventas, Inc.	193	9,111
Hotel & Resort REITs — 0.2%
Host Hotels & Resorts, Inc.	489	8,231
Hotels, Restaurants & Leisure — 2.9%
Aramark	165	7,098
Chipotle Mexican Grill, Inc. *	5	11,149
Darden Restaurants, Inc.	110	18,403
Domino's Pizza, Inc.	42	14,165
Expedia Group, Inc. *	153	16,769
Hilton Worldwide Holdings, Inc.	138	20,104
Las Vegas Sands Corp. *	123	7,130
Royal Caribbean Cruises Ltd. *	88	9,089
		103,907
Household Durables — 1.1%
Garmin Ltd.	75	7,846
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	19

JPMorgan Mid Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Durables — continued
Helen of Troy Ltd. *	61	6,603
Mohawk Industries, Inc. *	137	14,088
Newell Brands, Inc.	1,046	9,100
		37,637
Household Products — 0.3%
Energizer Holdings, Inc.	339	11,396
Industrial REITs — 0.2%
Rexford Industrial Realty, Inc.	172	8,957
Insurance — 4.2%
Arch Capital Group Ltd. *	398	29,794
Arthur J Gallagher & Co.	46	10,038
Globe Life, Inc.	125	13,674
Hartford Financial Services Group, Inc. (The)	334	24,078
Loews Corp.	609	36,186
Progressive Corp. (The)	77	10,221
RenaissanceRe Holdings Ltd. (Bermuda)	38	7,042
WR Berkley Corp.	285	16,948
		147,981
Interactive Media & Services — 0.6%
IAC, Inc. *	369	23,172
IT Services — 1.6%
GoDaddy, Inc., Class A *	254	19,083
MongoDB, Inc. *	72	29,439
Snowflake, Inc., Class A *	54	9,594
		58,116
Life Sciences Tools & Services — 2.3%
10X Genomics, Inc., Class A *	99	5,509
Agilent Technologies, Inc.	165	19,910
IQVIA Holdings, Inc. *	85	19,116
Mettler-Toledo International, Inc. *	13	17,152
West Pharmaceutical Services, Inc.	50	18,988
		80,675
Machinery — 6.1%
Dover Corp.	150	22,198
IDEX Corp.	92	19,753
Ingersoll Rand, Inc.	199	13,028
ITT, Inc.	432	40,255
Lincoln Electric Holdings, Inc.	149	29,589
Middleby Corp. (The) *	175	25,854
Snap-on, Inc.	121	34,896
INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — continued
Timken Co. (The)	230	21,006
Toro Co. (The)	116	11,771
		218,350
Media — 1.4%
Liberty Media Corp.-Liberty SiriusXM, Class C *	669	21,885
Trade Desk, Inc. (The), Class A *	368	28,455
		50,340
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	401	16,021
Multi-Utilities — 2.1%
CMS Energy Corp.	576	33,867
Sempra Energy	52	7,600
WEC Energy Group, Inc.	382	33,679
		75,146
Office REITs — 0.3%
Boston Properties, Inc. (a)	206	11,846
Oil, Gas & Consumable Fuels — 2.8%
Cheniere Energy, Inc.	189	28,814
Coterra Energy, Inc.	617	15,601
Diamondback Energy, Inc.	93	12,215
EOG Resources, Inc.	113	12,956
Williams Cos., Inc. (The)	901	29,416
		99,002
Passenger Airlines — 0.3%
Southwest Airlines Co.	288	10,418
Pharmaceuticals — 0.8%
Jazz Pharmaceuticals plc *	167	20,708
Royalty Pharma plc, Class A	272	8,362
		29,070
Professional Services — 0.9%
Equifax, Inc.	93	21,788
Verisk Analytics, Inc.	47	10,670
		32,458
Real Estate Management & Development — 0.6%
CBRE Group, Inc., Class A *	246	19,824
Residential REITs — 1.9%
American Homes 4 Rent, Class A	543	19,252
AvalonBay Communities, Inc.	95	18,023
Essex Property Trust, Inc.	42	9,940
SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Residential REITs — continued
Mid-America Apartment Communities, Inc.	74	11,188
Sun Communities, Inc.	68	8,842
		67,245
Retail REITs — 1.4%
Brixmor Property Group, Inc.	606	13,330
Federal Realty Investment Trust	97	9,391
Kimco Realty Corp.	789	15,563
Regency Centers Corp.	184	11,366
		49,650
Semiconductors & Semiconductor Equipment — 2.5%
Entegris, Inc.	106	11,747
Lam Research Corp.	13	8,618
Marvell Technology, Inc.	192	11,476
Microchip Technology, Inc.	48	4,314
Monolithic Power Systems, Inc.	29	15,572
ON Semiconductor Corp. *	91	8,561
Rambus, Inc. *	123	7,886
SolarEdge Technologies, Inc. * (a)	53	14,326
Teradyne, Inc. (a)	61	6,773
		89,273
Software — 4.2%
Cadence Design Systems, Inc. *	32	7,416
Confluent, Inc., Class A * (a)	436	15,401
Crowdstrike Holdings, Inc., Class A *	152	22,377
DocuSign, Inc. *	122	6,242
Five9, Inc. *	80	6,620
HashiCorp, Inc., Class A *	282	7,386
HubSpot, Inc. *	42	22,392
Palo Alto Networks, Inc. * (a)	89	22,651
Procore Technologies, Inc. *	180	11,694
Synopsys, Inc. *	16	6,936
Workday, Inc., Class A *	52	11,635
Zoom Video Communications, Inc., Class A *	108	7,341
		148,091
Specialized REITs — 1.2%
Rayonier, Inc.	614	19,282
Weyerhaeuser Co.	657	22,022
		41,304
Specialty Retail — 3.4%
AutoZone, Inc. *	13	31,810
Bath & Body Works, Inc.	375	14,066
INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — continued
Best Buy Co., Inc.	151	12,398
Burlington Stores, Inc. *	57	8,921
Floor & Decor Holdings, Inc., Class A * (a)	85	8,863
Ross Stores, Inc.	243	27,271
Tractor Supply Co.	79	17,345
		120,674
Textiles, Apparel & Luxury Goods — 2.0%
Carter's, Inc.	239	17,344
Lululemon Athletica, Inc. *	26	9,860
Ralph Lauren Corp. (a)	181	22,284
Tapestry, Inc. (a)	546	23,372
		72,860
Trading Companies & Distributors — 0.3%
Air Lease Corp.	242	10,122
Total Common Stocks (Cost $2,614,540)		3,473,219
Short-Term Investments — 5.2%
Investment Companies — 3.5%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (b) (c) (Cost $124,087)	124,075	124,100
Investment of Cash Collateral from Securities Loaned — 1.7%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (b) (c)	43,779	43,783
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (c)	17,097	17,097
Total Investment of Cash Collateral from Securities Loaned (Cost $60,880)		60,880
Total Short-Term Investments (Cost $184,967)		184,980
Total Investments — 102.8% (Cost $2,799,507)		3,658,199
Liabilities in Excess of Other Assets — (2.8)%		(100,438)
NET ASSETS — 100.0%		3,557,761

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	21

JPMorgan Mid Cap Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
(a)	The security or a portion of this security is on loan at June 30, 2023. The total value of securities on loan at June 30, 2023 is $60,096.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

JPMorgan Mid Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.5%
Aerospace & Defense — 1.1%
HEICO Corp., Class A	748	105,129
Beverages — 0.8%
Constellation Brands, Inc., Class A	294	72,353
Biotechnology — 6.0%
Alnylam Pharmaceuticals, Inc. *	492	93,419
Apellis Pharmaceuticals, Inc. *	486	44,264
Exact Sciences Corp. *	1,236	116,026
Exelixis, Inc. *	3,093	59,104
Natera, Inc. *	1,395	67,909
Neurocrine Biosciences, Inc. *	644	60,728
Sarepta Therapeutics, Inc. *	427	48,930
Seagen, Inc. *	379	72,907
		563,287
Broadline Retail — 0.3%
Etsy, Inc. *	368	31,175
Building Products — 1.6%
Trane Technologies plc	783	149,765
Capital Markets — 7.3%
Ares Management Corp.	1,367	131,684
FactSet Research Systems, Inc.	167	66,708
LPL Financial Holdings, Inc.	546	118,611
Morningstar, Inc.	205	40,221
MSCI, Inc.	235	110,310
Raymond James Financial, Inc.	568	58,960
S&P Global, Inc.	223	89,492
Tradeweb Markets, Inc., Class A (a)	1,111	76,097
		692,083
Commercial Services & Supplies — 3.9%
Cintas Corp.	198	98,216
Copart, Inc. *	2,569	234,330
MSA Safety, Inc.	199	34,716
		367,262
Communications Equipment — 0.4%
Arista Networks, Inc. *	220	35,720
Construction & Engineering — 3.4%
AECOM	852	72,156
Quanta Services, Inc.	937	183,971
Valmont Industries, Inc.	217	63,256
		319,383
INVESTMENTS	SHARES (000)	VALUE ($000)

Distributors — 0.9%
Pool Corp.	227	85,161
Diversified Consumer Services — 0.8%
Bright Horizons Family Solutions, Inc. *	814	75,240
Electrical Equipment — 2.3%
AMETEK, Inc.	628	101,709
Hubbell, Inc.	354	117,233
		218,942
Electronic Equipment, Instruments & Components — 2.9%
Jabil, Inc.	921	99,403
Keysight Technologies, Inc. *	385	64,460
Teledyne Technologies, Inc. *	153	62,789
Zebra Technologies Corp., Class A *	172	51,012
		277,664
Energy Equipment & Services — 0.8%
TechnipFMC plc (United Kingdom) *	4,317	71,756
Entertainment — 1.1%
Take-Two Interactive Software, Inc. *	708	104,239
Financial Services — 1.1%
Global Payments, Inc.	411	40,491
Remitly Global, Inc. *	3,433	64,609
		105,100
Ground Transportation — 2.4%
JB Hunt Transport Services, Inc.	397	71,842
Old Dominion Freight Line, Inc.	249	92,100
Uber Technologies, Inc. *	1,559	67,314
		231,256
Health Care Equipment & Supplies — 9.0%
Align Technology, Inc. *	325	114,900
Cooper Cos., Inc. (The)	226	86,570
Dexcom, Inc. * (a)	1,636	210,219
Hologic, Inc. *	951	77,034
IDEXX Laboratories, Inc. *	229	115,028
Insulet Corp. *	451	129,967
ResMed, Inc.	281	61,317
Shockwave Medical, Inc. *	213	60,877
		855,912
Health Care Providers & Services — 2.8%
Acadia Healthcare Co., Inc. *	1,016	80,877
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	23

JPMorgan Mid Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — continued
Centene Corp. *	1,263	85,193
McKesson Corp.	222	94,887
		260,957
Hotels, Restaurants & Leisure — 4.8%
Aramark	1,094	47,086
Chipotle Mexican Grill, Inc. *	35	73,954
Domino's Pizza, Inc.	279	94,006
Hilton Worldwide Holdings, Inc.	916	133,356
Las Vegas Sands Corp. *	815	47,297
Royal Caribbean Cruises Ltd. * (a)	581	60,293
		455,992
Household Durables — 1.0%
Garmin Ltd.	499	52,047
Helen of Troy Ltd. * (a)	406	43,801
		95,848
Insurance — 1.4%
Arthur J Gallagher & Co.	304	66,584
Progressive Corp. (The)	512	67,802
		134,386
IT Services — 2.7%
MongoDB, Inc. *	475	195,284
Snowflake, Inc., Class A *	362	63,643
		258,927
Life Sciences Tools & Services — 5.7%
10X Genomics, Inc., Class A *	654	36,546
Agilent Technologies, Inc.	1,098	132,068
IQVIA Holdings, Inc. *	565	126,881
Mettler-Toledo International, Inc. *	87	113,781
West Pharmaceutical Services, Inc.	329	125,957
		535,233
Machinery — 2.7%
Ingersoll Rand, Inc.	1,322	86,420
ITT, Inc.	979	91,263
Toro Co. (The)	768	78,079
		255,762
Media — 2.0%
Trade Desk, Inc. (The), Class A *	2,444	188,760
Metals & Mining — 0.5%
Freeport-McMoRan, Inc.	1,303	52,107
INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — 2.9%
Cheniere Energy, Inc.	1,255	191,139
EOG Resources, Inc.	751	85,942
		277,081
Pharmaceuticals — 0.8%
Jazz Pharmaceuticals plc *	159	19,719
Royalty Pharma plc, Class A	1,805	55,470
		75,189
Professional Services — 2.3%
Equifax, Inc.	614	144,528
Verisk Analytics, Inc.	313	70,779
		215,307
Semiconductors & Semiconductor Equipment — 6.0%
Entegris, Inc.	703	77,925
Lam Research Corp.	89	57,162
Marvell Technology, Inc.	1,274	76,127
Monolithic Power Systems, Inc.	191	103,296
ON Semiconductor Corp. *	600	56,790
Rambus, Inc. *	815	52,310
SolarEdge Technologies, Inc. *	353	95,032
Teradyne, Inc.	404	44,929
		563,571
Software — 10.4%
Cadence Design Systems, Inc. *	210	49,197
Confluent, Inc., Class A * (a)	2,893	102,160
Crowdstrike Holdings, Inc., Class A * (a)	1,011	148,437
DocuSign, Inc. *	810	41,404
Five9, Inc. *	533	43,911
HashiCorp, Inc., Class A *	1,871	48,998
HubSpot, Inc. *	279	148,537
Palo Alto Networks, Inc. * (a)	588	150,254
Procore Technologies, Inc. *	1,192	77,576
Synopsys, Inc. *	106	46,009
Workday, Inc., Class A *	342	77,180
Zoom Video Communications, Inc., Class A *	717	48,698
		982,361
Specialty Retail — 5.0%
AutoZone, Inc. *	24	58,936
Burlington Stores, Inc. *	376	59,174
Floor & Decor Holdings, Inc., Class A * (a)	566	58,793
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialty Retail — continued
Ross Stores, Inc.	1,613	180,914
Tractor Supply Co.	520	115,059
		472,876
Textiles, Apparel & Luxury Goods — 0.7%
Lululemon Athletica, Inc. *	173	65,405
Trading Companies & Distributors — 0.7%
Air Lease Corp.	1,604	67,142
Total Common Stocks (Cost $7,239,916)		9,318,331
Short-Term Investments — 3.1%
Investment Companies — 1.4%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (b) (c) (Cost $128,771)	128,758	128,783
Investment of Cash Collateral from Securities Loaned — 1.7%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (b) (c)	137,889	137,903
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (c)	23,086	23,086
Total Investment of Cash Collateral from Securities Loaned (Cost $160,993)		160,989
Total Short-Term Investments (Cost $289,764)		289,772
Total Investments — 101.6% (Cost $7,529,680)		9,608,103
Liabilities in Excess of Other Assets — (1.6)%		(147,211)
NET ASSETS — 100.0%		9,460,892

Percentages indicated are based on net assets.

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2023. The total value of securities on loan at June 30, 2023 is $158,735.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	25

JPMorgan Mid Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.7%
Banks — 7.2%
Citizens Financial Group, Inc.	4,380	114,230
Fifth Third Bancorp	5,696	149,290
First Citizens BancShares, Inc., Class A	107	137,506
Huntington Bancshares, Inc.	15,793	170,248
M&T Bank Corp.	1,723	213,204
Regions Financial Corp. (a)	10,700	190,684
		975,162
Beverages — 1.5%
Constellation Brands, Inc., Class A	445	109,452
Keurig Dr Pepper, Inc.	3,106	97,141
		206,593
Building Products — 2.3%
Carlisle Cos., Inc.	506	129,925
Fortune Brands Innovations, Inc.	2,424	174,403
		304,328
Capital Markets — 6.0%
Ameriprise Financial, Inc.	831	276,109
Northern Trust Corp.	1,188	88,084
Raymond James Financial, Inc.	1,751	181,672
State Street Corp.	2,229	163,113
T. Rowe Price Group, Inc. (a)	894	100,137
		809,115
Chemicals — 1.6%
Celanese Corp. (a)	558	64,621
RPM International, Inc.	1,661	149,017
		213,638
Communications Equipment — 0.8%
Motorola Solutions, Inc.	369	108,217
Construction Materials — 1.6%
Martin Marietta Materials, Inc.	472	218,128
Consumer Finance — 0.9%
Discover Financial Services	1,052	122,934
Consumer Staples Distribution & Retail — 1.8%
Kroger Co. (The)	2,118	99,562
US Foods Holding Corp. *	3,225	141,901
		241,463
Containers & Packaging — 2.6%
Ball Corp.	1,444	84,042
INVESTMENTS	SHARES (000)	VALUE ($000)

Containers & Packaging — continued
Packaging Corp. of America	1,025	135,400
Silgan Holdings, Inc.	2,894	135,720
		355,162
Distributors — 2.3%
Genuine Parts Co.	652	110,312
LKQ Corp.	3,361	195,839
		306,151
Diversified REITs — 0.7%
WP Carey, Inc.	1,310	88,473
Electric Utilities — 3.3%
Edison International	1,573	109,220
PG&E Corp. *	5,670	97,985
Xcel Energy, Inc.	3,860	239,986
		447,191
Electrical Equipment — 4.0%
Acuity Brands, Inc.	726	118,425
AMETEK, Inc.	1,209	195,658
Hubbell, Inc.	668	221,602
		535,685
Electronic Equipment, Instruments & Components — 4.8%
Amphenol Corp., Class A	1,967	167,086
CDW Corp.	989	181,527
Jabil, Inc.	1,188	128,173
Teledyne Technologies, Inc. *	318	130,813
Zebra Technologies Corp., Class A *	119	35,162
		642,761
Entertainment — 0.7%
Take-Two Interactive Software, Inc. *	645	94,900
Financial Services — 2.4%
FleetCor Technologies, Inc. *	475	119,339
MGIC Investment Corp.	6,839	107,992
Voya Financial, Inc.	1,425	102,159
		329,490
Food Products — 0.7%
Post Holdings, Inc. *	1,005	87,061
Gas Utilities — 0.7%
National Fuel Gas Co.	1,731	88,916
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Equipment & Supplies — 1.7%
Globus Medical, Inc., Class A *	1,204	71,694
Zimmer Biomet Holdings, Inc.	1,104	160,697
		232,391
Health Care Providers & Services — 5.6%
AmerisourceBergen Corp.	1,199	230,645
Henry Schein, Inc. *	2,585	209,666
Laboratory Corp. of America Holdings	526	127,036
Quest Diagnostics, Inc.	808	113,554
Universal Health Services, Inc., Class B	489	77,209
		758,110
Health Care REITs — 0.4%
Ventas, Inc.	1,224	57,836
Hotel & Resort REITs — 0.4%
Host Hotels & Resorts, Inc. (a)	3,104	52,240
Hotels, Restaurants & Leisure — 1.7%
Darden Restaurants, Inc.	700	116,957
Expedia Group, Inc. *	974	106,564
		223,521
Household Durables — 1.1%
Mohawk Industries, Inc. *	868	89,510
Newell Brands, Inc.	6,640	57,773
		147,283
Household Products — 0.5%
Energizer Holdings, Inc.	2,155	72,378
Industrial REITs — 0.4%
Rexford Industrial Realty, Inc.	1,089	56,854
Insurance — 6.0%
Arch Capital Group Ltd. *	2,531	189,443
Globe Life, Inc.	793	86,864
Hartford Financial Services Group, Inc. (The)	2,125	153,070
Loews Corp.	3,875	230,120
RenaissanceRe Holdings Ltd. (Bermuda)	240	44,669
WR Berkley Corp.	1,808	107,704
		811,870
Interactive Media & Services — 1.1%
IAC, Inc. *	2,346	147,309
IT Services — 0.9%
GoDaddy, Inc., Class A *	1,614	121,285
INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — 8.5%
Dover Corp.	956	141,110
IDEX Corp.	583	125,551
ITT, Inc.	1,807	168,470
Lincoln Electric Holdings, Inc.	947	188,142
Middleby Corp. (The) *	1,112	164,376
Snap-on, Inc. (a)	770	221,901
Timken Co. (The)	1,459	133,527
		1,143,077
Media — 1.0%
Liberty Media Corp.-Liberty SiriusXM, Class C *	4,250	139,115
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	1,296	51,822
Multi-Utilities — 3.6%
CMS Energy Corp.	3,666	215,364
Sempra Energy	331	48,223
WEC Energy Group, Inc.	2,427	214,167
		477,754
Office REITs — 0.6%
Boston Properties, Inc. (a)	1,306	75,243
Oil, Gas & Consumable Fuels — 2.7%
Coterra Energy, Inc.	3,918	99,130
Diamondback Energy, Inc.	591	77,587
Williams Cos., Inc. (The)	5,732	187,036
		363,753
Passenger Airlines — 0.5%
Southwest Airlines Co.	1,827	66,151
Pharmaceuticals — 0.8%
Jazz Pharmaceuticals plc *	890	110,335
Real Estate Management & Development — 0.9%
CBRE Group, Inc., Class A *	1,561	126,002
Residential REITs — 3.2%
American Homes 4 Rent, Class A	3,452	122,364
AvalonBay Communities, Inc.	605	114,537
Essex Property Trust, Inc.	269	63,107
Mid-America Apartment Communities, Inc.	468	71,056
Sun Communities, Inc.	430	56,124
		427,188
Retail REITs — 2.3%
Brixmor Property Group, Inc.	3,849	84,679
Federal Realty Investment Trust (a)	616	59,622
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	27

JPMorgan Mid Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Retail REITs — continued
Kimco Realty Corp.	5,015	98,893
Regency Centers Corp.	1,169	72,181
		315,375
Semiconductors & Semiconductor Equipment — 0.2%
Microchip Technology, Inc.	305	27,306
Specialized REITs — 2.0%
Rayonier, Inc.	3,903	122,555
Weyerhaeuser Co.	4,178	139,992
		262,547
Specialty Retail — 2.3%
AutoZone, Inc. *	59	145,787
Bath & Body Works, Inc.	2,383	89,368
Best Buy Co., Inc.	961	78,751
		313,906
Textiles, Apparel & Luxury Goods — 3.0%
Carter's, Inc. (a)	1,518	110,218
Ralph Lauren Corp. (a)	1,149	141,656
Tapestry, Inc.	3,472	148,581
		400,455
Total Common Stocks (Cost $8,301,772)		13,156,474
Short-Term Investments — 2.9%
Investment Companies — 1.9%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (b) (c) (Cost $251,453)	251,396	251,446
INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 1.0%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (b) (c)	119,963	119,975
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (c)	18,205	18,205
Total Investment of Cash Collateral from Securities Loaned (Cost $138,184)		138,180
Total Short-Term Investments (Cost $389,637)		389,626
Total Investments — 100.6% (Cost $8,691,409)		13,546,100
Liabilities in Excess of Other Assets — (0.6)%		(76,558)
NET ASSETS — 100.0%		13,469,542

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2023. The total value of securities on loan at June 30, 2023 is $136,587.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

JPMorgan Value Advantage Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.8%
Aerospace & Defense — 2.3%
General Dynamics Corp.	308	66,288
Northrop Grumman Corp.	106	48,178
Raytheon Technologies Corp.	975	95,537
		210,003
Air Freight & Logistics — 0.8%
FedEx Corp.	306	75,907
Banks — 9.2%
Bank of America Corp.	6,077	174,346
Citigroup, Inc.	991	45,618
Citizens Financial Group, Inc.	1,760	45,886
Cullen/Frost Bankers, Inc.	206	22,162
First Citizens BancShares, Inc., Class A	44	56,474
M&T Bank Corp.	1,261	156,101
PNC Financial Services Group, Inc. (The)	580	73,086
Regions Financial Corp. (a)	3,877	69,079
Wells Fargo & Co.	4,484	191,387
		834,139
Beverages — 0.8%
Keurig Dr Pepper, Inc.	2,266	70,866
Biotechnology — 2.9%
AbbVie, Inc.	1,055	142,193
Regeneron Pharmaceuticals, Inc. *	97	69,483
Vertex Pharmaceuticals, Inc. *	154	54,053
		265,729
Building Products — 1.4%
Carlisle Cos., Inc.	221	56,620
Fortune Brands Innovations, Inc.	946	68,093
		124,713
Capital Markets — 2.4%
Charles Schwab Corp. (The)	1,214	68,832
Morgan Stanley	584	49,902
Northern Trust Corp.	695	51,517
T. Rowe Price Group, Inc.	427	47,814
		218,065
Chemicals — 0.6%
Axalta Coating Systems Ltd. *	1,547	50,764
Communications Equipment — 0.5%
Cisco Systems, Inc.	904	46,763
INVESTMENTS	SHARES (000)	VALUE ($000)

Construction Materials — 1.8%
Martin Marietta Materials, Inc.	267	123,307
Vulcan Materials Co.	165	37,220
		160,527
Consumer Finance — 3.1%
American Express Co.	411	71,544
Capital One Financial Corp.	1,920	210,033
		281,577
Consumer Staples Distribution & Retail — 0.9%
Albertsons Cos., Inc., Class A	2,391	52,163
Dollar General Corp.	180	30,611
		82,774
Containers & Packaging — 1.7%
Packaging Corp. of America	728	96,279
Silgan Holdings, Inc.	469	21,977
WestRock Co.	1,185	34,438
		152,694
Diversified Telecommunication Services — 0.5%
Verizon Communications, Inc.	1,302	48,428
Electric Utilities — 2.9%
Edison International	720	50,026
Entergy Corp.	268	26,105
NextEra Energy, Inc.	766	56,805
PG&E Corp. *	3,888	67,186
Xcel Energy, Inc.	1,068	66,419
		266,541
Electrical Equipment — 0.8%
Eaton Corp. plc	354	71,189
Electronic Equipment, Instruments & Components — 0.9%
CDW Corp.	157	28,755
TD SYNNEX Corp.	542	51,007
		79,762
Financial Services — 4.5%
Berkshire Hathaway, Inc., Class B *	833	284,018
FleetCor Technologies, Inc. *	314	78,889
MGIC Investment Corp.	2,776	43,827
		406,734
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	29

JPMorgan Value Advantage Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Food Products — 1.5%
Kraft Heinz Co. (The)	1,972	70,006
Post Holdings, Inc. * (a)	810	70,157
		140,163
Ground Transportation — 1.0%
Norfolk Southern Corp.	107	24,150
Union Pacific Corp.	348	71,228
		95,378
Health Care Equipment & Supplies — 1.1%
Medtronic plc	515	45,351
Zimmer Biomet Holdings, Inc.	358	52,227
		97,578
Health Care Providers & Services — 6.0%
AmerisourceBergen Corp.	772	148,556
Cigna Group (The)	232	65,155
CVS Health Corp.	936	64,699
HCA Healthcare, Inc.	300	90,965
Henry Schein, Inc. *	514	41,661
Laboratory Corp. of America Holdings	301	72,568
UnitedHealth Group, Inc.	122	58,847
		542,451
Health Care REITs — 0.4%
Welltower, Inc.	419	33,877
Hotel & Resort REITs — 0.4%
Apple Hospitality REIT, Inc.	2,341	35,368
Hotels, Restaurants & Leisure — 1.4%
Booking Holdings, Inc. *	29	78,579
Texas Roadhouse, Inc.	399	44,845
		123,424
Household Durables — 1.0%
Mohawk Industries, Inc. *	565	58,255
Newell Brands, Inc.	4,157	36,164
		94,419
Household Products — 1.5%
Energizer Holdings, Inc.	1,203	40,396
Procter & Gamble Co. (The)	665	100,927
		141,323
Industrial Conglomerates — 0.7%
Honeywell International, Inc.	323	66,985
INVESTMENTS	SHARES (000)	VALUE ($000)

Industrial REITs — 0.3%
EastGroup Properties, Inc.	155	26,943
Insurance — 5.7%
Chubb Ltd.	291	56,102
CNA Financial Corp.	818	31,591
Fairfax Financial Holdings Ltd. (Canada)	72	53,790
Hartford Financial Services Group, Inc. (The)	447	32,198
Loews Corp.	2,593	153,996
Progressive Corp. (The)	406	53,703
Travelers Cos., Inc. (The)	524	91,027
WR Berkley Corp.	732	43,574
		515,981
Interactive Media & Services — 2.2%
Alphabet, Inc., Class C *	505	61,138
IAC, Inc. *	1,026	64,420
Meta Platforms, Inc., Class A *	268	76,882
		202,440
IT Services — 0.5%
International Business Machines Corp.	325	43,528
Machinery — 2.4%
Dover Corp.	630	92,947
ITT, Inc.	261	24,309
Middleby Corp. (The) *	337	49,893
Timken Co. (The)	523	47,843
		214,992
Media — 1.6%
Liberty Broadband Corp., Class C *	674	54,002
Liberty Media Corp.-Liberty SiriusXM, Class C *	2,161	70,726
Nexstar Media Group, Inc.	147	24,485
		149,213
Multi-Utilities — 1.1%
Dominion Energy, Inc.	1,084	56,130
Public Service Enterprise Group, Inc.	686	42,976
		99,106
Oil, Gas & Consumable Fuels — 7.9%
Chevron Corp.	1,183	186,082
ConocoPhillips	1,519	157,380
Coterra Energy, Inc.	1,569	39,686
EOG Resources, Inc.	686	78,540
Kinder Morgan, Inc.	5,198	89,513
SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Oil, Gas & Consumable Fuels — continued
Phillips 66	776	73,984
Williams Cos., Inc. (The)	2,767	90,303
		715,488
Personal Care Products — 0.4%
Kenvue, Inc. * (a)	1,362	35,983
Pharmaceuticals — 4.2%
Bristol-Myers Squibb Co.	2,638	168,675
Johnson & Johnson	863	142,880
Merck & Co., Inc.	579	66,804
		378,359
Professional Services — 0.3%
Leidos Holdings, Inc.	337	29,800
Real Estate Management & Development — 1.0%
CBRE Group, Inc., Class A *	1,083	87,424
Residential REITs — 1.5%
American Homes 4 Rent, Class A	1,846	65,447
Mid-America Apartment Communities, Inc.	488	74,100
		139,547
Retail REITs — 2.3%
Brixmor Property Group, Inc.	2,844	62,566
Federal Realty Investment Trust	539	52,169
Kimco Realty Corp.	4,577	90,265
		205,000
Semiconductors & Semiconductor Equipment — 2.3%
Analog Devices, Inc.	221	43,092
NXP Semiconductors NV (China)	367	75,097
Texas Instruments, Inc.	532	95,765
		213,954
Specialized REITs — 3.4%
Lamar Advertising Co., Class A	554	54,984
Public Storage	258	75,334
Rayonier, Inc.	2,096	65,817
Weyerhaeuser Co.	3,423	114,712
		310,847
Specialty Retail — 4.4%
AutoZone, Inc. *	39	97,376
Bath & Body Works, Inc.	762	28,586
Best Buy Co., Inc.	521	42,735
Dick's Sporting Goods, Inc.	388	51,316
Home Depot, Inc. (The)	177	54,890
INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — continued
Lowe's Cos., Inc.	353	79,559
Murphy USA, Inc.	158	49,162
		403,624
Textiles, Apparel & Luxury Goods — 1.1%
Columbia Sportswear Co.	405	31,228
Ralph Lauren Corp. (a)	547	67,470
		98,698
Tobacco — 0.8%
Philip Morris International, Inc.	740	72,239
Wireless Telecommunication Services — 0.4%
T-Mobile US, Inc. *	271	37,670
Total Common Stocks (Cost $6,170,630)		8,798,977
Short-Term Investments — 4.5%
Investment Companies — 3.7%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (b) (c) (Cost $331,120)	331,061	331,127
Investment of Cash Collateral from Securities Loaned — 0.8%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (b) (c)	31,990	31,993
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (c)	44,536	44,536
Total Investment of Cash Collateral from Securities Loaned (Cost $76,529)		76,529
Total Short-Term Investments (Cost $407,649)		407,656
Total Investments — 101.3% (Cost $6,578,279)		9,206,633
Liabilities in Excess of Other Assets — (1.3)%		(119,222)
NET ASSETS — 100.0%		9,087,411

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2023. The total value of securities on loan at June 30, 2023 is $75,059.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	31

JPMorgan Value Advantage Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2023
(Amounts in thousands, except per share amounts)

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$15,709,595	$3,473,219	$9,318,331
Investments in affiliates, at value	229,015	124,100	128,783
Investments of cash collateral received from securities loaned, at value (See Note 2.B.)	—	60,880	160,989
Cash	1,194	411	612
Receivables:
Investment securities sold	63,910	188,568	41,479
Fund shares sold	14,535	4,270	44,199
Dividends from non-affiliates	1,671	4,255	2,067
Dividends from affiliates	33	18	18
Securities lending income (See Note 2.B.)	— (a)	7	17
Other assets	—	27	—
Total Assets	16,019,953	3,855,755	9,696,495
LIABILITIES:
Payables:
Investment securities purchased	67,389	231,369	61,354
Collateral received on securities loaned (See Note 2.B.)	—	60,880	160,989
Fund shares redeemed	42,214	3,406	6,939
Accrued liabilities:
Investment advisory fees	6,147	1,611	4,604
Administration fees	375	71	394
Distribution fees	1,085	137	314
Service fees	1,564	325	587
Custodian and accounting fees	112	24	63
Trustees’ and Chief Compliance Officer’s fees	1	—	— (a)
Other	446	171	359
Total Liabilities	119,333	297,994	235,603
Net Assets	$15,900,620	$3,557,761	$9,460,892

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	33

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2023 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
NET ASSETS:
Paid-in-Capital	$9,226,579	$2,784,365	$7,651,949
Total distributable earnings (loss)	6,674,041	773,396	1,808,943
Total Net Assets	$15,900,620	$3,557,761	$9,460,892
Net Assets:
Class A	$2,957,562	$642,773	$1,242,347
Class C	808,227	14,923	60,306
Class I	4,496,251	995,077	2,344,119
Class R2	6,945	1,546	46,941
Class R3	27,413	—	51,316
Class R4	24,519	—	23,144
Class R5	104,828	10,068	504,025
Class R6	7,474,875	1,893,374	5,188,694
Total	$15,900,620	$3,557,761	$9,460,892
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	105,105	12,061	35,467
Class C	36,331	302	2,589
Class I	150,925	18,231	53,815
Class R2	252	30	1,206
Class R3	976	—	1,209
Class R4	823	—	534
Class R5	3,399	184	11,311
Class R6	239,270	34,591	115,396
Net Asset Value (a):
Class A — Redemption price per share	$28.14	$53.29	$35.03
Class C — Offering price per share (b)	22.25	49.56	23.29
Class I — Offering and redemption price per share	29.79	54.58	43.56
Class R2 — Offering and redemption price per share	27.58	52.24	38.91
Class R3 — Offering and redemption price per share	28.08	—	42.44
Class R4 — Offering and redemption price per share	29.80	—	43.34
Class R5 — Offering and redemption price per share	30.85	54.78	44.56
Class R6 — Offering and redemption price per share	31.24	54.73	44.96
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$29.70	$56.24	$36.97
Cost of investments in non-affiliates	$8,686,358	$2,614,540	$7,239,916
Cost of investments in affiliates	228,999	124,087	128,771
Investment securities on loan, at value (See Note 2.B.)	—	60,096	158,735
Cost of investment of cash collateral (See Note 2.B.)	—	60,880	160,993

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$13,156,474	$8,798,977
Investments in affiliates, at value	251,446	331,127
Investments of cash collateral received from securities loaned, at value (See Note 2.B.)	138,180	76,529
Cash	1,070	1,379
Receivables:
Investment securities sold	43,771	55,602
Fund shares sold	10,608	3,338
Dividends from non-affiliates	27,605	8,530
Dividends from affiliates	36	47
Securities lending income (See Note 2.B.)	11	19
Total Assets	13,629,201	9,275,548
LIABILITIES:
Payables:
Investment securities purchased	—	55,967
Collateral received on securities loaned (See Note 2.B.)	138,180	76,529
Fund shares redeemed	12,975	50,376
Accrued liabilities:
Investment advisory fees	6,253	3,557
Administration fees	260	263
Distribution fees	304	388
Service fees	1,110	730
Custodian and accounting fees	128	90
Trustees’ and Chief Compliance Officer’s fees	— (a)	—
Other	449	237
Total Liabilities	159,659	188,137
Net Assets	$13,469,542	$9,087,411

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	35

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2023 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
NET ASSETS:
Paid-in-Capital	$8,321,332	$6,091,307
Total distributable earnings (loss)	5,148,210	2,996,104
Total Net Assets	$13,469,542	$9,087,411
Net Assets:
Class A	$1,181,402	$1,245,482
Class C	44,732	222,660
Class I	1,886,979	1,849,562
Class L	6,071,628	1,406,943
Class R2	60,386	334
Class R3	71,414	2,195
Class R4	18,338	173
Class R5	47,429	18,118
Class R6	4,087,234	4,341,944
Total	$13,469,542	$9,087,411
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	34,384	35,581
Class C	1,379	6,380
Class I	53,921	52,393
Class L	170,282	39,799
Class R2	1,883	10
Class R3	2,107	64
Class R4	528	5
Class R5	1,332	513
Class R6	114,662	122,981
Net Asset Value (a):
Class A — Redemption price per share	$34.36	$35.00
Class C — Offering price per share (b)	32.43	34.90
Class I — Offering and redemption price per share	34.99	35.30
Class L — Offering and redemption price per share	35.66	35.35
Class R2 — Offering and redemption price per share	32.08	34.48
Class R3 — Offering and redemption price per share	33.90	34.48
Class R4 — Offering and redemption price per share	34.76	35.62
Class R5 — Offering and redemption price per share	35.59	35.27
Class R6 — Offering and redemption price per share	35.65	35.31
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$36.26	$36.94
Cost of investments in non-affiliates	$8,301,772	$6,170,630
Cost of investments in affiliates	251,453	331,120
Investment securities on loan, at value (See Note 2.B.)	136,587	75,059
Cost of investment of cash collateral (See Note 2.B.)	138,184	76,529

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2023
(Amounts in thousands)

	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
INVESTMENT INCOME:
Interest income from affiliates	$—	$22	$1
Dividend income from non-affiliates	85,135	42,192	38,516
Dividend income from affiliates	7,897	3,917	7,660
Income from securities lending (net) (See Note 2.B.)	79	97	243
Total investment income	93,111	46,228	46,420
EXPENSES:
Investment advisory fees	72,831	20,476	51,719
Administration fees	9,165	2,363	5,968
Distribution fees:
Class A	6,297	1,452	2,948
Class C	5,795	108	477
Class R2	27	4	219
Class R3	40	—	114
Service fees:
Class A	6,297	1,452	2,948
Class C	1,932	36	159
Class I	9,301	2,286	4,344
Class R2	13	2	109
Class R3	40	—	114
Class R4	53	—	52
Class R5	93	5	470
Custodian and accounting fees	405	112	245
Interest expense to affiliates	2	1	6
Professional fees	120	66	89
Trustees’ and Chief Compliance Officer’s fees	75	37	55
Printing and mailing costs	821	507	671
Registration and filing fees	460	130	348
Transfer agency fees (See Note 2.F.)	355	58	520
Other	431	145	209
Total expenses	114,553	29,240	71,784
Less fees waived	(12,628)	(3,742)	(6,126)
Less expense reimbursements	(28)	(24)	(3)
Net expenses	101,897	25,474	65,655
Net investment income (loss)	(8,786)	20,754	(19,235)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	37

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2023 (continued)
(Amounts in thousands)
	JPMorgan Growth Advantage Fund	JPMorgan Mid Cap Equity Fund	JPMorgan Mid Cap Growth Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(276,500)	$(63,094)	$(207,855)
Investments in affiliates	(22)	(13)	11
Foreign currency transactions	(1)	—	—
Net realized gain (loss)	(276,523)	(63,107)	(207,844)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	3,464,701	447,210	1,704,352
Investments in affiliates	2	(1)	(11)
Foreign currency translations	(1)	—	—
Change in net unrealized appreciation/depreciation	3,464,702	447,209	1,704,341
Net realized/unrealized gains (losses)	3,188,179	384,102	1,496,497
Change in net assets resulting from operations	$3,179,393	$404,856	$1,477,262
SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
INVESTMENT INCOME:
Interest income from affiliates	$1	$1
Dividend income from non-affiliates	272,842	221,972
Dividend income from affiliates	12,585	8,304
Income from securities lending (net) (See Note 2.B.)	77	135
Total investment income	285,505	230,412
EXPENSES:
Investment advisory fees	90,711	51,107
Administration fees	9,440	6,964
Distribution fees:
Class A	3,063	3,107
Class C	398	1,936
Class R2	312	2
Class R3	177	6
Service fees:
Class A	3,063	3,107
Class C	133	645
Class I	5,286	4,948
Class L	6,480	1,528
Class R2	156	1
Class R3	177	6
Class R4	50	— (a)
Class R5	49	10
Custodian and accounting fees	451	311
Professional fees	127	102
Trustees’ and Chief Compliance Officer’s fees	79	61
Printing and mailing costs	1,058	455
Registration and filing fees	246	227
Transfer agency fees (See Note 2.F.)	295	204
Other	608	200
Total expenses	122,359	74,927
Less fees waived	(12,865)	(8,984)
Less expense reimbursements	(61)	(53)
Net expenses	109,433	65,890
Net investment income (loss)	176,072	164,522

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	39

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2023 (continued)
(Amounts in thousands)
	JPMorgan Mid Cap Value Fund	JPMorgan Value Advantage Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$478,665	$593,308
Investments in affiliates	(64)	(28)
Net realized gain (loss)	478,601	593,280
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	671,001	(74,029)
Investments in affiliates	(1)	(1)
Change in net unrealized appreciation/depreciation	671,000	(74,030)
Net realized/unrealized gains (losses)	1,149,601	519,250
Change in net assets resulting from operations	$1,325,673	$683,772
SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(8,786)	$(43,447)	$20,754	$11,744
Net realized gain (loss)	(276,523)	300,402	(63,107)	111,884
Change in net unrealized appreciation/depreciation	3,464,702	(3,767,905)	447,209	(623,200)
Change in net assets resulting from operations	3,179,393	(3,510,950)	404,856	(499,572)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(9,869)	(450,846)	(14,573)	(45,467)
Class C	(3,852)	(205,934)	(355)	(1,466)
Class I	(13,567)	(627,636)	(23,622)	(74,927)
Class R2	(23)	(97)	(19)	(46)
Class R3	(53)	(738)	—	—
Class R4	(80)	(2,743)	—	—
Class R5	(309)	(18,769)	(256)	(6)
Class R6	(21,818)	(865,471)	(47,896)	(105,308)
Total distributions to shareholders	(49,571)	(2,172,234)	(86,721)	(227,220)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	689,481	2,985,664	610,238	530,638
NET ASSETS:
Change in net assets	3,819,303	(2,697,520)	928,373	(196,154)
Beginning of period	12,081,317	14,778,837	2,629,388	2,825,542
End of period	$15,900,620	$12,081,317	$3,557,761	$2,629,388
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	41

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(19,235)	$(39,780)	$176,072	$154,635
Net realized gain (loss)	(207,844)	157,218	478,601	1,794,315
Change in net unrealized appreciation/depreciation	1,704,341	(2,850,878)	671,000	(3,009,560)
Change in net assets resulting from operations	1,477,262	(2,733,440)	1,325,673	(1,060,610)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(10,987)	(164,928)	(130,792)	(219,981)
Class C	(893)	(15,295)	(5,897)	(10,363)
Class I	(12,879)	(164,559)	(224,520)	(392,788)
Class L	—	—	(702,742)	(1,064,675)
Class R2	(363)	(5,456)	(7,028)	(10,249)
Class R3	(350)	(6,561)	(7,579)	(11,581)
Class R4	(155)	(1,915)	(2,373)	(4,055)
Class R5	(3,443)	(56,755)	(5,275)	(11,564)
Class R6	(31,445)	(391,225)	(424,674)	(571,247)
Total distributions to shareholders	(60,515)	(806,694)	(1,510,880)	(2,296,503)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,064,246	1,447,269	(153,604)	114,829
NET ASSETS:
Change in net assets	2,480,993	(2,092,865)	(338,811)	(3,242,284)
Beginning of period	6,979,899	9,072,764	13,808,353	17,050,637
End of period	$9,460,892	$6,979,899	$13,469,542	$13,808,353
SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

JPMorgan Value Advantage Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$164,522	$141,716
Net realized gain (loss)	593,280	928,467
Change in net unrealized appreciation/depreciation	(74,030)	(1,355,497)
Change in net assets resulting from operations	683,772	(285,314)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(123,104)	(139,510)
Class C	(23,870)	(40,783)
Class I	(195,765)	(309,038)
Class L	(151,034)	(243,763)
Class R2	(28)	(32)
Class R3	(211)	(427)
Class R4	(11)	(206)
Class R5	(245)	(180)
Class R6	(419,747)	(643,793)
Total distributions to shareholders	(914,015)	(1,377,732)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(258,480)	87,864
NET ASSETS:
Change in net assets	(488,723)	(1,575,182)
Beginning of period	9,576,134	11,151,316
End of period	$9,087,411	$9,576,134
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	43

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$420,160	$559,491	$124,491	$120,225
Distributions reinvested	9,540	434,059	14,566	45,435
Cost of shares redeemed	(418,393)	(501,025)	(82,803)	(84,870)
Change in net assets resulting from Class A capital transactions	11,307	492,525	56,254	80,790
Class C
Proceeds from shares issued	77,880	126,560	7,074	1,834
Distributions reinvested	3,767	200,976	354	1,462
Cost of shares redeemed	(236,954)	(297,542)	(7,711)	(7,072)
Change in net assets resulting from Class C capital transactions	(155,307)	29,994	(283)	(3,776)
Class I
Proceeds from shares issued	1,196,907	1,433,710	411,226	415,855
Distributions reinvested	12,857	592,526	23,594	74,821
Cost of shares redeemed	(978,297)	(1,638,548)	(331,278)	(344,560)
Change in net assets resulting from Class I capital transactions	231,467	387,688	103,542	146,116
Class R2
Proceeds from shares issued	3,042	4,940	973	144
Distributions reinvested	23	96	18	43
Cost of shares redeemed	(2,508)	(63)	(107)	(40)
Change in net assets resulting from Class R2 capital transactions	557	4,973	884	147
Class R3
Proceeds from shares issued	15,556	13,837	—	—
Distributions reinvested	43	628	—	—
Cost of shares redeemed	(5,884)	(2,665)	—	—
Change in net assets resulting from Class R3 capital transactions	9,715	11,800	—	—
Class R4
Proceeds from shares issued	8,054	2,734	—	—
Distributions reinvested	80	2,743	—	—
Cost of shares redeemed	(3,665)	(5,634)	—	—
Change in net assets resulting from Class R4 capital transactions	4,469	(157)	—	—
Class R5
Proceeds from shares issued	19,006	26,209	9,562	11
Distributions reinvested	300	18,390	256	6
Cost of shares redeemed	(40,172)	(34,294)	(7)	(82)
Change in net assets resulting from Class R5 capital transactions	(20,866)	10,305	9,811	(65)
SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$2,089,657	$2,520,752	$689,101	$465,999
Distributions reinvested	21,669	863,104	47,800	105,241
Cost of shares redeemed	(1,503,187)	(1,335,320)	(296,871)	(263,814)
Change in net assets resulting from Class R6 capital transactions	608,139	2,048,536	440,030	307,426
Total change in net assets resulting from capital transactions	$689,481	$2,985,664	$610,238	$530,638
SHARE TRANSACTIONS:
Class A
Issued	17,387	18,429	2,464	2,069
Reinvested	406	13,885	286	776
Redeemed	(17,571)	(16,974)	(1,642)	(1,473)
Change in Class A Shares	222	15,340	1,108	1,372
Class C
Issued	4,078	5,063	149	34
Reinvested	202	8,062	8	27
Redeemed	(12,495)	(12,340)	(162)	(127)
Change in Class C Shares	(8,215)	785	(5)	(66)
Class I
Issued	47,175	46,780	7,838	6,894
Reinvested	518	17,977	454	1,248
Redeemed	(38,725)	(54,133)	(6,380)	(5,803)
Change in Class I Shares	8,968	10,624	1,912	2,339
Class R2
Issued	132	208	20	3
Reinvested	1	3	— (a)	1
Redeemed	(105)	(2)	(2)	(1)
Change in Class R2 Shares	28	209	18	3
Class R3
Issued	639	502	—	—
Reinvested	2	20	—	—
Redeemed	(253)	(85)	—	—
Change in Class R3 Shares	388	437	—	—
Class R4
Issued	310	90	—	—
Reinvested	3	83	—	—
Redeemed	(139)	(165)	—	—
Change in Class R4 Shares	174	8	—	—

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	45

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Growth Advantage Fund		JPMorgan Mid Cap Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R5
Issued	719	797	179	—
Reinvested	12	540	5	—
Redeemed	(1,536)	(1,041)	— (a)	(1)
Change in Class R5 Shares	(805)	296	184	(1)
Class R6
Issued	77,018	76,238	13,313	7,990
Reinvested	834	25,068	921	1,751
Redeemed	(55,972)	(41,492)	(5,715)	(4,449)
Change in Class R6 Shares	21,880	59,814	8,519	5,292

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$117,565	$193,417	$148,055	$231,582
Distributions reinvested	10,603	159,203	122,041	205,806
Cost of shares redeemed	(205,255)	(247,726)	(271,396)	(503,800)
Change in net assets resulting from Class A capital transactions	(77,087)	104,894	(1,300)	(66,412)
Class C
Proceeds from shares issued	7,713	16,113	7,114	11,733
Distributions reinvested	879	15,070	5,724	10,091
Cost of shares redeemed	(25,672)	(28,440)	(28,199)	(21,161)
Change in net assets resulting from Class C capital transactions	(17,080)	2,743	(15,361)	663
Class I
Proceeds from shares issued	1,078,278	567,054	461,615	548,260
Distributions reinvested	12,088	155,839	211,365	372,132
Cost of shares redeemed	(471,463)	(609,174)	(1,042,851)	(1,137,558)
Change in net assets resulting from Class I capital transactions	618,903	113,719	(369,871)	(217,166)
Class L
Proceeds from shares issued	—	—	732,499	993,214
Distributions reinvested	—	—	670,198	1,015,481
Cost of shares redeemed	—	—	(1,834,947)	(1,694,626)
Change in net assets resulting from Class L capital transactions	—	—	(432,250)	314,069
Class R2
Proceeds from shares issued	9,987	18,906	7,527	9,585
Distributions reinvested	363	5,446	7,012	10,195
Cost of shares redeemed	(12,941)	(16,727)	(12,407)	(15,727)
Change in net assets resulting from Class R2 capital transactions	(2,591)	7,625	2,132	4,053
Class R3
Proceeds from shares issued	21,394	23,135	7,400	8,559
Distributions reinvested	344	6,481	7,118	10,954
Cost of shares redeemed	(14,849)	(41,250)	(12,011)	(20,468)
Change in net assets resulting from Class R3 capital transactions	6,889	(11,634)	2,507	(955)
Class R4
Proceeds from shares issued	5,461	14,507	3,167	11,063
Distributions reinvested	155	1,915	2,373	4,055
Cost of shares redeemed	(5,600)	(11,022)	(9,532)	(18,919)
Change in net assets resulting from Class R4 capital transactions	16	5,400	(3,992)	(3,801)
Class R5
Proceeds from shares issued	86,914	107,972	5,993	24,053
Distributions reinvested	3,209	53,207	5,265	11,552
Cost of shares redeemed	(116,211)	(193,440)	(11,556)	(62,665)
Change in net assets resulting from Class R5 capital transactions	(26,088)	(32,261)	(298)	(27,060)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	47

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$1,289,860	$1,866,097	$1,135,555	$873,051
Distributions reinvested	30,834	387,715	377,967	531,604
Cost of shares redeemed	(759,410)	(997,029)	(848,693)	(1,293,217)
Change in net assets resulting from Class R6 capital transactions	561,284	1,256,783	664,829	111,438
Total change in net assets resulting from capital transactions	$1,064,246	$1,447,269	$(153,604)	$114,829
SHARE TRANSACTIONS:
Class A
Issued	3,669	4,766	4,251	5,644
Reinvested	332	3,841	3,559	5,251
Redeemed	(6,396)	(6,293)	(7,898)	(13,249)
Change in Class A Shares	(2,395)	2,314	(88)	(2,354)
Class C
Issued	357	551	216	302
Reinvested	41	540	177	272
Redeemed	(1,208)	(1,052)	(858)	(551)
Change in Class C Shares	(810)	39	(465)	23
Class I
Issued	27,142	12,070	13,296	13,456
Reinvested	305	3,041	6,053	9,337
Redeemed	(11,953)	(12,606)	(29,600)	(27,722)
Change in Class I Shares	15,494	2,505	(10,251)	(4,929)
Class L
Issued	—	—	20,306	23,576
Reinvested	—	—	18,844	25,025
Redeemed	—	—	(51,351)	(40,417)
Change in Class L Shares	—	—	(12,201)	8,184
Class R2
Issued	280	405	232	245
Reinvested	10	118	219	276
Redeemed	(363)	(366)	(390)	(413)
Change in Class R2 Shares	(73)	157	61	108
Class R3
Issued	562	461	217	211
Reinvested	9	129	210	283
Redeemed	(381)	(856)	(346)	(506)
Change in Class R3 Shares	190	(266)	81	(12)
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

	JPMorgan Mid Cap Growth Fund		JPMorgan Mid Cap Value Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R4
Issued	139	301	90	274
Reinvested	4	38	69	102
Redeemed	(142)	(218)	(271)	(462)
Change in Class R4 Shares	1	121	(112)	(86)
Class R5
Issued	2,138	2,162	168	576
Reinvested	79	1,017	148	285
Redeemed	(2,886)	(4,010)	(324)	(1,507)
Change in Class R5 Shares	(669)	(831)	(8)	(646)
Class R6
Issued	31,323	37,457	31,333	20,888
Reinvested	753	7,351	10,632	13,105
Redeemed	(18,539)	(20,244)	(23,753)	(30,623)
Change in Class R6 Shares	13,537	24,564	18,212	3,370
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	49

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$380,410	$299,267
Distributions reinvested	117,446	131,124
Cost of shares redeemed	(309,869)	(192,533)
Change in net assets resulting from Class A capital transactions	187,987	237,858
Class C
Proceeds from shares issued	33,685	51,018
Distributions reinvested	23,478	40,129
Cost of shares redeemed	(109,155)	(106,948)
Change in net assets resulting from Class C capital transactions	(51,992)	(15,801)
Class I
Proceeds from shares issued	381,472	667,039
Distributions reinvested	178,020	281,851
Cost of shares redeemed	(695,145)	(866,946)
Change in net assets resulting from Class I capital transactions	(135,653)	81,944
Class L
Proceeds from shares issued	173,061	340,532
Distributions reinvested	143,444	234,993
Cost of shares redeemed	(526,510)	(477,379)
Change in net assets resulting from Class L capital transactions	(210,005)	98,146
Class R2
Proceeds from shares issued	65	129
Distributions reinvested	28	33
Cost of shares redeemed	(42)	(13)
Change in net assets resulting from Class R2 capital transactions	51	149
Class R3
Proceeds from shares issued	613	1,173
Distributions reinvested	161	338
Cost of shares redeemed	(1,428)	(1,128)
Change in net assets resulting from Class R3 capital transactions	(654)	383
Class R4
Proceeds from shares issued	50	192
Distributions reinvested	11	205
Cost of shares redeemed	(3)	(1,922)
Change in net assets resulting from Class R4 capital transactions	58	(1,525)
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

	JPMorgan Value Advantage Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R5
Proceeds from shares issued	$19,960	$237
Distributions reinvested	220	142
Cost of shares redeemed	(2,906)	(348)
Change in net assets resulting from Class R5 capital transactions	17,274	31
Class R6
Proceeds from shares issued	821,643	808,892
Distributions reinvested	419,131	643,064
Cost of shares redeemed	(1,306,320)	(1,765,277)
Change in net assets resulting from Class R6 capital transactions	(65,546)	(313,321)
Total change in net assets resulting from capital transactions	$(258,480)	$87,864
SHARE TRANSACTIONS:
Class A
Issued	10,486	7,374
Reinvested	3,312	3,380
Redeemed	(8,759)	(4,700)
Change in Class A Shares	5,039	6,054
Class C
Issued	942	1,255
Reinvested	664	1,041
Redeemed	(3,069)	(2,626)
Change in Class C Shares	(1,463)	(330)
Class I
Issued	10,667	16,246
Reinvested	4,981	7,212
Redeemed	(19,423)	(21,217)
Change in Class I Shares	(3,775)	2,241
Class L
Issued	4,801	8,313
Reinvested	4,009	6,003
Redeemed	(14,491)	(11,792)
Change in Class L Shares	(5,681)	2,524
Class R2
Issued	2	3
Reinvested	1	1
Redeemed	(1)	— (a)
Change in Class R2 Shares	2	4

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	51

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Value Advantage Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R3
Issued	18	28
Reinvested	4	9
Redeemed	(38)	(28)
Change in Class R3 Shares	(16)	9
Class R4
Issued	2	4
Reinvested	— (a)	5
Redeemed	— (a)	(46)
Change in Class R4 Shares	2	(37)
Class R5
Issued	557	6
Reinvested	6	4
Redeemed	(83)	(9)
Change in Class R5 Shares	480	1
Class R6
Issued	23,201	20,027
Reinvested	11,732	16,442
Redeemed	(35,732)	(41,571)
Change in Class R6 Shares	(799)	(5,102)

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

THIS PAGE IS INTENTIONALLY LEFT BLANK

53

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Growth Advantage Fund
Class A
Year Ended June 30, 2023	$22.52	$(0.08)	$5.79	$5.71	$—	$(0.09)	$(0.09)
Year Ended June 30, 2022	33.66	(0.16)	(6.04)	(6.20)	—	(4.94)	(4.94)
Year Ended June 30, 2021	25.27	(0.16)	11.67	11.51	—	(3.12)	(3.12)
Year Ended June 30, 2020	21.78	(0.08)	5.74	5.66	—	(2.17)	(2.17)
Year Ended June 30, 2019	21.73	(0.08)	1.89	1.81	—	(1.76)	(1.76)
Class C
Year Ended June 30, 2023	17.91	(0.16)	4.59	4.43	—	(0.09)	(0.09)
Year Ended June 30, 2022	27.83	(0.26)	(4.72)	(4.98)	—	(4.94)	(4.94)
Year Ended June 30, 2021	21.42	(0.26)	9.79	9.53	—	(3.12)	(3.12)
Year Ended June 30, 2020	18.86	(0.16)	4.89	4.73	—	(2.17)	(2.17)
Year Ended June 30, 2019	19.16	(0.16)	1.62	1.46	—	(1.76)	(1.76)
Class I
Year Ended June 30, 2023	23.78	(0.02)	6.12	6.10	—	(0.09)	(0.09)
Year Ended June 30, 2022	35.20	(0.09)	(6.39)	(6.48)	—	(4.94)	(4.94)
Year Ended June 30, 2021	26.29	(0.09)	12.18	12.09	(0.06)	(3.12)	(3.18)
Year Ended June 30, 2020	22.53	(0.02)	5.95	5.93	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	—	(1.76)	(1.76)
Class R2
Year Ended June 30, 2023	22.14	(0.14)	5.67	5.53	—	(0.09)	(0.09)
Year Ended June 30, 2022	33.24	(0.21)	(5.95)	(6.16)	—	(4.94)	(4.94)
Year Ended June 30, 2021	25.05	(0.24)	11.56	11.32	(0.01)	(3.12)	(3.13)
Year Ended June 30, 2020	21.67	(0.13)	5.68	5.55	—	(2.17)	(2.17)
Year Ended June 30, 2019	21.68	(0.13)	1.88	1.75	—	(1.76)	(1.76)
Class R3
Year Ended June 30, 2023	22.48	(0.09)	5.78	5.69	—	(0.09)	(0.09)
Year Ended June 30, 2022	33.61	(0.14)	(6.05)	(6.19)	—	(4.94)	(4.94)
Year Ended June 30, 2021	25.27	(0.17)	11.68	11.51	(0.05)	(3.12)	(3.17)
Year Ended June 30, 2020	21.79	(0.08)	5.73	5.65	—	(2.17)	(2.17)
Year Ended June 30, 2019	21.74	(0.07)	1.88	1.81	—	(1.76)	(1.76)
Class R4
Year Ended June 30, 2023	23.79	(0.02)	6.12	6.10	—	(0.09)	(0.09)
Year Ended June 30, 2022	35.21	(0.10)	(6.38)	(6.48)	—	(4.94)	(4.94)
Year Ended June 30, 2021	26.29	(0.09)	12.17	12.08	(0.04)	(3.12)	(3.16)
Year Ended June 30, 2020	22.53	(0.02)	5.95	5.93	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.36	(0.03)	1.96	1.93	—	(1.76)	(1.76)
Class R5
Year Ended June 30, 2023	24.59	0.01	6.34	6.35	—	(0.09)	(0.09)
Year Ended June 30, 2022	36.18	(0.05)	(6.60)	(6.65)	—	(4.94)	(4.94)
Year Ended June 30, 2021	26.93	(0.05)	12.50	12.45	(0.08)	(3.12)	(3.20)
Year Ended June 30, 2020	23.00	0.01	6.09	6.10	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.76	0.01	1.99	2.00	—	(1.76)	(1.76)
Class R6
Year Ended June 30, 2023	24.88	0.04	6.41	6.45	—	(0.09)	(0.09)
Year Ended June 30, 2022	36.52	(0.01)	(6.69)	(6.70)	—	(4.94)	(4.94)
Year Ended June 30, 2021	27.16	(0.01)	12.59	12.58	(0.10)	(3.12)	(3.22)
Year Ended June 30, 2020	23.15	0.03	6.15	6.18	—	(2.17)	(2.17)
Year Ended June 30, 2019	22.87	0.03	2.01	2.04	—	(1.76)	(1.76)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$28.14	25.46%	$2,957,562	1.04%	(0.34)%	1.14%	38%
22.52	(22.53)	2,362,435	1.08	(0.54)	1.14	33
33.66	47.55	3,013,691	1.13	(0.54)	1.14	43
25.27	27.87	2,032,870	1.14	(0.36)	1.16	47
21.78	9.63	1,825,607	1.14	(0.38)	1.25	40

22.25	24.86	808,227	1.54	(0.84)	1.64	38
17.91	(22.90)	798,037	1.58	(1.05)	1.64	33
27.83	46.80	1,218,051	1.63	(1.04)	1.63	43
21.42	27.20	942,512	1.64	(0.86)	1.66	47
18.86	9.06	793,489	1.64	(0.88)	1.75	40

29.79	25.75	4,496,251	0.79	(0.09)	0.89	38
23.78	(22.33)	3,376,110	0.83	(0.29)	0.89	33
35.20	47.95	4,622,602	0.88	(0.29)	0.88	43
26.29	28.15	2,827,894	0.89	(0.11)	0.90	47
22.53	9.91	2,107,041	0.89	(0.12)	1.00	40

27.58	25.08	6,945	1.30	(0.60)	1.44	38
22.14	(22.71)	4,972	1.32	(0.75)	1.56	33
33.24	47.18	510	1.39	(0.79)	1.66	43
25.05	27.48	239	1.39	(0.59)	1.88	47
21.67	9.36	88	1.39	(0.61)	2.24	40

28.08	25.41	27,413	1.05	(0.36)	1.15	38
22.48	(22.54)	13,221	1.08	(0.50)	1.16	33
33.61	47.60	5,089	1.14	(0.54)	1.17	43
25.27	27.80	1,076	1.14	(0.36)	1.24	47
21.79	9.63	448	1.14	(0.36)	1.40	40

29.80	25.74	24,519	0.80	(0.09)	0.89	38
23.79	(22.32)	15,452	0.83	(0.30)	0.89	33
35.21	47.91	22,559	0.88	(0.29)	0.88	43
26.29	28.15	17,739	0.89	(0.11)	0.90	47
22.53	9.91	16,423	0.89	(0.12)	1.00	40

30.85	25.92	104,828	0.65	0.05	0.74	38
24.59	(22.18)	103,367	0.68	(0.15)	0.74	33
36.18	48.16	141,386	0.73	(0.14)	0.73	43
26.93	28.32	133,780	0.74	0.04	0.76	47
23.00	10.05	118,449	0.74	0.02	0.85	40

31.24	26.02	7,474,875	0.55	0.15	0.64	38
24.88	(22.11)	5,407,723	0.58	(0.03)	0.64	33
36.52	48.28	5,754,949	0.63	(0.03)	0.63	43
27.16	28.49	4,854,095	0.64	0.14	0.65	47
23.15	10.18	4,527,544	0.64	0.12	0.75	40
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	55

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Equity Fund
Class A
Year Ended June 30, 2023	$48.06	$0.16	$6.37	$6.53	$(0.12)	$(1.18)	$(1.30)
Year Ended June 30, 2022	62.14	0.05	(9.53)	(9.48)	—	(4.60)	(4.60)
Year Ended June 30, 2021	47.20	(0.03)	21.27	21.24	(0.08)	(6.22)	(6.30)
Year Ended June 30, 2020	50.52	0.13	0.78	0.91	(0.30)	(3.93)	(4.23)
Year Ended June 30, 2019	51.57	0.18	4.04	4.22	(0.13)	(5.14)	(5.27)
Class C
Year Ended June 30, 2023	44.88	(0.09)	5.95	5.86	—	(1.18)	(1.18)
Year Ended June 30, 2022	58.61	(0.25)	(8.88)	(9.13)	—	(4.60)	(4.60)
Year Ended June 30, 2021	44.95	(0.29)	20.17	19.88	—	(6.22)	(6.22)
Year Ended June 30, 2020	48.32	(0.10)	0.71	0.61	(0.05)	(3.93)	(3.98)
Year Ended June 30, 2019	49.66	(0.04)	3.84	3.80	—	(5.14)	(5.14)
Class I
Year Ended June 30, 2023	49.19	0.30	6.51	6.81	(0.24)	(1.18)	(1.42)
Year Ended June 30, 2022	63.43	0.20	(9.75)	(9.55)	(0.09)	(4.60)	(4.69)
Year Ended June 30, 2021	48.07	0.13	21.66	21.79	(0.21)	(6.22)	(6.43)
Year Ended June 30, 2020	51.35	0.25	0.80	1.05	(0.40)	(3.93)	(4.33)
Year Ended June 30, 2019	52.32	0.33	4.07	4.40	(0.23)	(5.14)	(5.37)
Class R2
Year Ended June 30, 2023	47.19	0.06	6.22	6.28	(0.05)	(1.18)	(1.23)
Year Ended June 30, 2022	61.24	(0.09)	(9.36)	(9.45)	—	(4.60)	(4.60)
Year Ended June 30, 2021	46.64	(0.18)	21.00	20.82	—	(6.22)	(6.22)
Year Ended June 30, 2020	49.96	0.01	0.76	0.77	(0.16)	(3.93)	(4.09)
Year Ended June 30, 2019	51.08	0.05	4.00	4.05	(0.03)	(5.14)	(5.17)
Class R5
Year Ended June 30, 2023	49.42	0.44	6.47	6.91	(0.37)	(1.18)	(1.55)
Year Ended June 30, 2022	63.52	0.24	(9.74)	(9.50)	—	(4.60)	(4.60)
Year Ended June 30, 2021	48.11	0.16	21.74	21.90	(0.27)	(6.22)	(6.49)
Year Ended June 30, 2020	51.37	0.30	0.83	1.13	(0.46)	(3.93)	(4.39)
Year Ended June 30, 2019	52.35	0.41	4.06	4.47	(0.31)	(5.14)	(5.45)
Class R6
Year Ended June 30, 2023	49.32	0.43	6.53	6.96	(0.37)	(1.18)	(1.55)
Year Ended June 30, 2022	63.57	0.35	(9.78)	(9.43)	(0.22)	(4.60)	(4.82)
Year Ended June 30, 2021	48.14	0.26	21.71	21.97	(0.32)	(6.22)	(6.54)
Year Ended June 30, 2020	51.41	0.37	0.81	1.18	(0.52)	(3.93)	(4.45)
Year Ended June 30, 2019	52.39	0.43	4.09	4.52	(0.36)	(5.14)	(5.50)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$53.29	13.70%	$642,773	1.14%	0.32%	1.26%	40%
48.06	(16.58)	526,401	1.15	0.08	1.26	33
62.14	47.31	595,304	1.14	(0.05)	1.26	54
47.20	2.20	405,857	1.14	0.28	1.26	49
50.52	9.92	451,118	1.13	0.37	1.26	34

49.56	13.16	14,923	1.64	(0.18)	1.78	40
44.88	(17.00)	13,761	1.65	(0.44)	1.77	33
58.61	46.59	21,836	1.63	(0.56)	1.75	54
44.95	1.69	20,753	1.64	(0.23)	1.76	49
48.32	9.37	24,071	1.63	(0.09)	1.76	34

54.58	13.99	995,077	0.89	0.58	1.01	40
49.19	(16.37)	802,716	0.90	0.33	1.02	33
63.43	47.67	886,782	0.89	0.23	1.00	54
48.07	2.46	341,317	0.89	0.53	1.01	49
51.35	10.20	301,071	0.88	0.65	1.00	34

52.24	13.43	1,546	1.39	0.11	1.68	40
47.19	(16.79)	552	1.40	(0.16)	1.66	33
61.24	46.94	555	1.38	(0.33)	1.59	54
46.64	1.96	623	1.39	0.03	1.55	49
49.96	9.63	524	1.38	0.10	1.57	34

54.78	14.15	10,068	0.74	0.84	0.86	40
49.42	(16.24)	1	0.74	0.39	0.91	33
63.52	47.89	74	0.74	0.29	0.87	54
48.11	2.62	871	0.74	0.61	0.86	49
51.37	10.37	6,073	0.73	0.81	0.86	34

54.73	14.28	1,893,374	0.64	0.83	0.76	40
49.32	(16.17)	1,285,957	0.65	0.59	0.76	33
63.57	48.03	1,320,991	0.64	0.45	0.75	54
48.14	2.72	867,761	0.64	0.75	0.76	49
51.41	10.48	2,008,540	0.63	0.87	0.75	34
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	57

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Growth Fund
Class A
Year Ended June 30, 2023	$29.58	$(0.18)	$5.93	$5.75	$—	$(0.30)	$(0.30)
Year Ended June 30, 2022	46.20	(0.31)	(11.67)	(11.98)	—	(4.64)	(4.64)
Year Ended June 30, 2021	36.43	(0.36)	15.58	15.22	—	(5.45)	(5.45)
Year Ended June 30, 2020	32.94	(0.20)	6.50	6.30	—	(2.81)	(2.81)
Year Ended June 30, 2019	30.84	(0.17)	4.42	4.25	—	(2.15)	(2.15)
Class C
Year Ended June 30, 2023	19.86	(0.23)	3.96	3.73	—	(0.30)	(0.30)
Year Ended June 30, 2022	32.69	(0.36)	(7.83)	(8.19)	—	(4.64)	(4.64)
Year Ended June 30, 2021	27.15	(0.42)	11.41	10.99	—	(5.45)	(5.45)
Year Ended June 30, 2020	25.34	(0.28)	4.90	4.62	—	(2.81)	(2.81)
Year Ended June 30, 2019	24.37	(0.25)	3.37	3.12	—	(2.15)	(2.15)
Class I
Year Ended June 30, 2023	36.62	(0.12)	7.36	7.24	—	(0.30)	(0.30)
Year Ended June 30, 2022	55.95	(0.25)	(14.44)	(14.69)	—	(4.64)	(4.64)
Year Ended June 30, 2021	43.11	(0.28)	18.58	18.30	(0.01)	(5.45)	(5.46)
Year Ended June 30, 2020	38.37	(0.12)	7.67	7.55	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.44	(0.09)	5.17	5.08	—	(2.15)	(2.15)
Class R2
Year Ended June 30, 2023	32.93	(0.31)	6.59	6.28	—	(0.30)	(0.30)
Year Ended June 30, 2022	51.05	(0.47)	(13.01)	(13.48)	—	(4.64)	(4.64)
Year Ended June 30, 2021	39.90	(0.52)	17.12	16.60	—	(5.45)	(5.45)
Year Ended June 30, 2020	35.91	(0.31)	7.11	6.80	—	(2.81)	(2.81)
Year Ended June 30, 2019	33.49	(0.27)	4.84	4.57	—	(2.15)	(2.15)
Class R3
Year Ended June 30, 2023	35.80	(0.24)	7.18	6.94	—	(0.30)	(0.30)
Year Ended June 30, 2022	54.95	(0.41)	(14.10)	(14.51)	—	(4.64)	(4.64)
Year Ended June 30, 2021	42.53	(0.43)	18.30	17.87	—	(5.45)	(5.45)
Year Ended June 30, 2020	38.01	(0.23)	7.56	7.33	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.23	(0.20)	5.13	4.93	—	(2.15)	(2.15)
Class R4
Year Ended June 30, 2023	36.47	(0.14)	7.31	7.17	—	(0.30)	(0.30)
Year Ended June 30, 2022	55.76	(0.28)	(14.37)	(14.65)	—	(4.64)	(4.64)
Year Ended June 30, 2021	43.00	(0.31)	18.53	18.22	(0.01)	(5.45)	(5.46)
Year Ended June 30, 2020	38.30	(0.14)	7.65	7.51	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.40	(0.11)	5.16	5.05	—	(2.15)	(2.15)
Class R5
Year Ended June 30, 2023	37.42	(0.08)	7.52	7.44	—	(0.30)	(0.30)
Year Ended June 30, 2022	57.00	(0.20)	(14.74)	(14.94)	—	(4.64)	(4.64)
Year Ended June 30, 2021	43.81	(0.21)	18.90	18.69	(0.05)	(5.45)	(5.50)
Year Ended June 30, 2020	38.90	(0.06)	7.78	7.72	—	(2.81)	(2.81)
Year Ended June 30, 2019	35.85	(0.04)	5.24	5.20	—	(2.15)	(2.15)
Class R6
Year Ended June 30, 2023	37.73	(0.05)	7.58	7.53	—	(0.30)	(0.30)
Year Ended June 30, 2022	57.39	(0.16)	(14.86)	(15.02)	—	(4.64)	(4.64)
Year Ended June 30, 2021	44.07	(0.19)	19.03	18.84	(0.07)	(5.45)	(5.52)
Year Ended June 30, 2020	39.09	(0.04)	7.83	7.79	—	(2.81)	(2.81)
Year Ended June 30, 2019	36.00	(0.02)	5.26	5.24	—	(2.15)	(2.15)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$35.03	19.53%	$1,242,347	1.14%	(0.56)%	1.26%	45%
29.58	(28.80)	1,119,928	1.18	(0.78)	1.26	45
46.20	43.59	1,642,278	1.24	(0.85)	1.26	42
36.43	20.30	1,141,467	1.24	(0.62)	1.27	63
32.94	15.37	1,012,686	1.23	(0.56)	1.28	54

23.29	18.91	60,306	1.64	(1.06)	1.75	45
19.86	(29.14)	67,482	1.68	(1.28)	1.75	45
32.69	42.84	109,845	1.74	(1.36)	1.75	42
27.15	19.72	86,046	1.74	(1.12)	1.75	63
25.34	14.78	83,558	1.73	(1.06)	1.75	54

43.56	19.84	2,344,119	0.89	(0.30)	1.00	45
36.62	(28.62)	1,403,485	0.91	(0.50)	1.00	45
55.95	44.02	2,003,878	0.93	(0.54)	0.99	42
43.11	20.70	1,205,433	0.93	(0.31)	1.00	63
38.37	15.73	1,085,728	0.92	(0.25)	1.00	54

38.91	19.15	46,941	1.45	(0.87)	1.55	45
32.93	(29.02)	42,153	1.47	(1.06)	1.54	45
51.05	43.24	57,273	1.49	(1.10)	1.53	42
39.90	20.00	39,404	1.49	(0.87)	1.55	63
35.91	15.10	44,453	1.48	(0.81)	1.55	54

42.44	19.46	51,316	1.20	(0.62)	1.25	45
35.80	(28.82)	36,455	1.22	(0.82)	1.25	45
54.95	43.57	70,608	1.24	(0.86)	1.24	42
42.53	20.30	42,573	1.24	(0.61)	1.25	63
38.01	15.38	30,023	1.23	(0.56)	1.25	54

43.34	19.73	23,144	0.95	(0.37)	1.00	45
36.47	(28.65)	19,437	0.97	(0.56)	1.00	45
55.76	43.92	22,947	0.99	(0.60)	0.99	42
43.00	20.63	11,194	0.99	(0.37)	1.00	63
38.30	15.66	9,343	0.98	(0.31)	1.00	54

44.56	19.95	504,025	0.79	(0.21)	0.85	45
37.42	(28.53)	448,298	0.79	(0.39)	0.85	45
57.00	44.22	730,273	0.79	(0.40)	0.84	42
43.81	20.86	519,097	0.79	(0.17)	0.85	63
38.90	15.89	457,513	0.78	(0.11)	0.85	54

44.96	20.03	5,188,694	0.70	(0.11)	0.75	45
37.73	(28.47)	3,842,661	0.72	(0.31)	0.75	45
57.39	44.30	4,435,662	0.74	(0.35)	0.74	42
44.07	20.94	2,435,853	0.74	(0.11)	0.75	63
39.09	15.94	1,835,188	0.73	(0.05)	0.75	54
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	59

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Value Fund
Class A
Year Ended June 30, 2023	$34.90	$0.32	$3.01	$3.33	$(0.28)	$(3.59)	$(3.87)
Year Ended June 30, 2022	43.69	0.24	(2.97)	(2.73)	(0.16)	(5.90)	(6.06)
Year Ended June 30, 2021	31.12	0.17	15.09	15.26	(0.29)	(2.40)	(2.69)
Year Ended June 30, 2020	38.02	0.33	(5.35)	(5.02)	(0.33)	(1.55)	(1.88)
Year Ended June 30, 2019	39.24	0.45	0.87	1.32	(0.38)	(2.16)	(2.54)
Class C
Year Ended June 30, 2023	33.10	0.13	2.86	2.99	(0.07)	(3.59)	(3.66)
Year Ended June 30, 2022	41.77	0.03	(2.80)	(2.77)	—	(5.90)	(5.90)
Year Ended June 30, 2021	29.77	(0.02)	14.44	14.42	(0.02)	(2.40)	(2.42)
Year Ended June 30, 2020	36.44	0.14	(5.14)	(5.00)	(0.12)	(1.55)	(1.67)
Year Ended June 30, 2019	37.68	0.26	0.83	1.09	(0.17)	(2.16)	(2.33)
Class I
Year Ended June 30, 2023	35.48	0.40	3.07	3.47	(0.37)	(3.59)	(3.96)
Year Ended June 30, 2022	44.30	0.34	(3.02)	(2.68)	(0.24)	(5.90)	(6.14)
Year Ended June 30, 2021	31.51	0.27	15.30	15.57	(0.38)	(2.40)	(2.78)
Year Ended June 30, 2020	38.48	0.43	(5.42)	(4.99)	(0.43)	(1.55)	(1.98)
Year Ended June 30, 2019	39.70	0.54	0.88	1.42	(0.48)	(2.16)	(2.64)
Class L
Year Ended June 30, 2023	36.09	0.47	3.12	3.59	(0.43)	(3.59)	(4.02)
Year Ended June 30, 2022	44.98	0.43	(3.09)	(2.66)	(0.33)	(5.90)	(6.23)
Year Ended June 30, 2021	31.96	0.36	15.51	15.87	(0.45)	(2.40)	(2.85)
Year Ended June 30, 2020	38.99	0.52	(5.48)	(4.96)	(0.52)	(1.55)	(2.07)
Year Ended June 30, 2019	40.21	0.62	0.90	1.52	(0.58)	(2.16)	(2.74)
Class R2
Year Ended June 30, 2023	32.84	0.21	2.84	3.05	(0.22)	(3.59)	(3.81)
Year Ended June 30, 2022	41.48	0.12	(2.78)	(2.66)	(0.08)	(5.90)	(5.98)
Year Ended June 30, 2021	29.67	0.07	14.36	14.43	(0.22)	(2.40)	(2.62)
Year Ended June 30, 2020	36.35	0.23	(5.11)	(4.88)	(0.25)	(1.55)	(1.80)
Year Ended June 30, 2019	37.64	0.31	0.86	1.17	(0.30)	(2.16)	(2.46)
Class R3
Year Ended June 30, 2023	34.49	0.31	2.98	3.29	(0.29)	(3.59)	(3.88)
Year Ended June 30, 2022	43.25	0.23	(2.94)	(2.71)	(0.15)	(5.90)	(6.05)
Year Ended June 30, 2021	30.83	0.17	14.95	15.12	(0.30)	(2.40)	(2.70)
Year Ended June 30, 2020	37.70	0.33	(5.30)	(4.97)	(0.35)	(1.55)	(1.90)
Year Ended June 30, 2019	38.97	0.39	0.91	1.30	(0.41)	(2.16)	(2.57)
Class R4
Year Ended June 30, 2023	35.29	0.40	3.05	3.45	(0.39)	(3.59)	(3.98)
Year Ended June 30, 2022	44.02	0.34	(3.00)	(2.66)	(0.17)	(5.90)	(6.07)
Year Ended June 30, 2021	31.34	0.27	15.20	15.47	(0.39)	(2.40)	(2.79)
Year Ended June 30, 2020	38.29	0.43	(5.40)	(4.97)	(0.43)	(1.55)	(1.98)
Year Ended June 30, 2019	39.56	0.50	0.90	1.40	(0.51)	(2.16)	(2.67)
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$34.36	9.66%	$1,181,402	1.14%	0.91%	1.24%	12%
34.90	(7.73)	1,203,015	1.18	0.57	1.24	16
43.69	51.06	1,608,828	1.22	0.46	1.23	21
31.12	(14.13)	1,171,139	1.24	0.93	1.24	18
38.02	4.12	1,662,841	1.23	1.20	1.25	11

32.43	9.10	44,732	1.64	0.38	1.74	12
33.10	(8.17)	61,031	1.68	0.07	1.74	16
41.77	50.32	76,078	1.72	(0.05)	1.73	21
29.77	(14.58)	84,827	1.73	0.42	1.74	18
36.44	3.59	149,839	1.73	0.72	1.74	11

34.99	9.92	1,886,979	0.89	1.14	0.99	12
35.48	(7.50)	2,276,870	0.93	0.81	0.98	16
44.30	51.46	3,061,126	0.97	0.72	0.98	21
31.51	(13.93)	2,164,300	0.98	1.20	0.99	18
38.48	4.38	2,662,983	0.98	1.41	0.99	11

35.66	10.11	6,071,628	0.75	1.29	0.84	12
36.09	(7.35)	6,586,299	0.75	1.00	0.83	16
44.98	51.76	7,839,627	0.75	0.94	0.83	21
31.96	(13.71)	5,976,033	0.75	1.41	0.84	18
38.99	4.63	8,996,364	0.74	1.61	0.85	11

32.08	9.39	60,386	1.40	0.65	1.49	12
32.84	(7.97)	59,842	1.43	0.32	1.49	16
41.48	50.69	71,087	1.48	0.21	1.49	21
29.67	(14.36)	59,200	1.49	0.69	1.50	18
36.35	3.86	74,236	1.49	0.87	1.50	11

33.90	9.65	71,414	1.15	0.90	1.24	12
34.49	(7.75)	69,915	1.18	0.56	1.23	16
43.25	51.07	88,116	1.22	0.47	1.23	21
30.83	(14.13)	63,836	1.23	0.96	1.24	18
37.70	4.12	73,299	1.24	1.04	1.25	11

34.76	9.90	18,338	0.90	1.14	0.99	12
35.29	(7.50)	22,574	0.94	0.80	0.98	16
44.02	51.47	31,938	0.97	0.70	0.98	21
31.34	(13.93)	24,576	0.98	1.21	0.99	18
38.29	4.38	27,681	0.98	1.32	0.99	11
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	61

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Mid Cap Value Fund (continued)
Class R5
Year Ended June 30, 2023	$36.03	$0.47	$3.10	$3.57	$(0.42)	$(3.59)	$(4.01)
Year Ended June 30, 2022	44.90	0.40	(3.06)	(2.66)	(0.31)	(5.90)	(6.21)
Year Ended June 30, 2021	31.90	0.33	15.49	15.82	(0.42)	(2.40)	(2.82)
Year Ended June 30, 2020	38.93	0.49	(5.48)	(4.99)	(0.49)	(1.55)	(2.04)
Year Ended June 30, 2019	40.15	0.58	0.90	1.48	(0.54)	(2.16)	(2.70)
Class R6
Year Ended June 30, 2023	36.09	0.51	3.11	3.62	(0.47)	(3.59)	(4.06)
Year Ended June 30, 2022	44.96	0.46	(3.08)	(2.62)	(0.35)	(5.90)	(6.25)
Year Ended June 30, 2021	31.94	0.37	15.51	15.88	(0.46)	(2.40)	(2.86)
Year Ended June 30, 2020	38.97	0.52	(5.47)	(4.95)	(0.53)	(1.55)	(2.08)
Year Ended June 30, 2019	40.19	0.58	0.94	1.52	(0.58)	(2.16)	(2.74)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$35.59	10.08%	$47,429	0.75%	1.30%	0.84%	12%
36.03	(7.35)	48,283	0.78	0.94	0.83	16
44.90	51.69	89,178	0.82	0.87	0.83	21
31.90	(13.79)	69,110	0.83	1.34	0.83	18
38.93	4.52	95,243	0.83	1.50	0.84	11

35.65	10.20	4,087,234	0.65	1.42	0.74	12
36.09	(7.26)	3,480,524	0.68	1.07	0.73	16
44.96	51.83	4,184,659	0.72	0.97	0.73	21
31.94	(13.70)	3,101,566	0.73	1.46	0.74	18
38.97	4.63	3,272,999	0.73	1.52	0.74	11
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	63

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Value Advantage Fund
Class A
Year Ended June 30, 2023	$36.05	$0.52	$2.02	$2.54	$(0.53)	$(3.06)	$(3.59)
Year Ended June 30, 2022	42.90	0.41	(1.67)	(1.26)	(0.32)	(5.27)	(5.59)
Year Ended June 30, 2021	29.53	0.34	14.04	14.38	(0.48)	(0.53)	(1.01)
Year Ended June 30, 2020	35.46	0.49	(5.04)	(4.55)	(0.45)	(0.93)	(1.38)
Year Ended June 30, 2019	35.38	0.55	1.68	2.23	(0.46)	(1.69)	(2.15)
Class C
Year Ended June 30, 2023	35.91	0.34	2.00	2.34	(0.29)	(3.06)	(3.35)
Year Ended June 30, 2022	42.73	0.20	(1.65)	(1.45)	(0.10)	(5.27)	(5.37)
Year Ended June 30, 2021	29.38	0.16	13.99	14.15	(0.27)	(0.53)	(0.80)
Year Ended June 30, 2020	35.29	0.32	(5.04)	(4.72)	(0.26)	(0.93)	(1.19)
Year Ended June 30, 2019	35.20	0.38	1.68	2.06	(0.28)	(1.69)	(1.97)
Class I
Year Ended June 30, 2023	36.31	0.61	2.03	2.64	(0.59)	(3.06)	(3.65)
Year Ended June 30, 2022	43.15	0.51	(1.68)	(1.17)	(0.40)	(5.27)	(5.67)
Year Ended June 30, 2021	29.71	0.43	14.13	14.56	(0.59)	(0.53)	(1.12)
Year Ended June 30, 2020	35.67	0.57	(5.06)	(4.49)	(0.54)	(0.93)	(1.47)
Year Ended June 30, 2019	35.60	0.62	1.70	2.32	(0.56)	(1.69)	(2.25)
Class L
Year Ended June 30, 2023	36.36	0.66	2.04	2.70	(0.65)	(3.06)	(3.71)
Year Ended June 30, 2022	43.20	0.57	(1.68)	(1.11)	(0.46)	(5.27)	(5.73)
Year Ended June 30, 2021	29.73	0.49	14.14	14.63	(0.63)	(0.53)	(1.16)
Year Ended June 30, 2020	35.69	0.63	(5.07)	(4.44)	(0.59)	(0.93)	(1.52)
Year Ended June 30, 2019	35.62	0.72	1.64	2.36	(0.60)	(1.69)	(2.29)
Class R2
Year Ended June 30, 2023	35.56	0.41	2.00	2.41	(0.43)	(3.06)	(3.49)
Year Ended June 30, 2022	42.46	0.31	(1.65)	(1.34)	(0.29)	(5.27)	(5.56)
Year Ended June 30, 2021	29.31	0.26	13.90	14.16	(0.48)	(0.53)	(1.01)
Year Ended June 30, 2020	35.24	0.40	(5.01)	(4.61)	(0.39)	(0.93)	(1.32)
Year Ended June 30, 2019	35.22	0.48	1.65	2.13	(0.42)	(1.69)	(2.11)
Class R3
Year Ended June 30, 2023	35.51	0.50	2.00	2.50	(0.47)	(3.06)	(3.53)
Year Ended June 30, 2022	42.36	0.41	(1.65)	(1.24)	(0.34)	(5.27)	(5.61)
Year Ended June 30, 2021	29.21	0.33	13.88	14.21	(0.53)	(0.53)	(1.06)
Year Ended June 30, 2020	35.08	0.48	(4.98)	(4.50)	(0.44)	(0.93)	(1.37)
Year Ended June 30, 2019	35.11	0.49	1.71	2.20	(0.54)	(1.69)	(2.23)
Class R4
Year Ended June 30, 2023	36.30	0.61	2.04	2.65	(0.27)	(3.06)	(3.33)
Year Ended June 30, 2022	42.92	0.50	(1.67)	(1.17)	(0.18)	(5.27)	(5.45)
Year Ended June 30, 2021	29.56	0.42	14.06	14.48	(0.59)	(0.53)	(1.12)
Year Ended June 30, 2020	35.52	0.57	(5.04)	(4.47)	(0.56)	(0.93)	(1.49)
Year Ended June 30, 2019	35.47	0.62	1.69	2.31	(0.57)	(1.69)	(2.26)
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$35.00	7.03%	$1,245,482	1.04%	1.45%	1.14%	24%
36.05	(3.78)	1,101,144	1.07	0.99	1.14	23
42.90	49.47	1,050,569	1.13	0.94	1.14	34
29.53	(13.60)	736,715	1.14	1.45	1.16	29
35.46	7.00	1,231,325	1.14	1.59	1.25	15

34.90	6.47	222,660	1.54	0.94	1.65	24
35.91	(4.24)	281,613	1.58	0.48	1.65	23
42.73	48.75	349,246	1.63	0.45	1.64	34
29.38	(14.04)	332,229	1.64	0.94	1.66	29
35.29	6.45	522,878	1.64	1.08	1.75	15

35.30	7.29	1,849,562	0.79	1.69	0.89	24
36.31	(3.54)	2,039,492	0.82	1.23	0.89	23
43.15	49.86	2,326,829	0.88	1.20	0.89	34
29.71	(13.39)	2,047,640	0.89	1.70	0.90	29
35.67	7.28	2,445,747	0.89	1.76	0.99	15

35.35	7.44	1,406,943	0.65	1.83	0.74	24
36.36	(3.39)	1,653,596	0.68	1.38	0.74	23
43.20	50.10	1,855,713	0.73	1.35	0.74	34
29.73	(13.26)	1,593,954	0.74	1.85	0.75	29
35.69	7.41	2,569,596	0.74	2.04	0.84	15

34.48	6.75	334	1.30	1.18	1.52	24
35.56	(4.02)	292	1.33	0.77	1.49	23
42.46	49.10	194	1.38	0.73	1.54	34
29.31	(13.82)	182	1.39	1.27	1.55	29
35.24	6.72	69	1.39	1.40	2.14	15

34.48	7.03	2,195	1.05	1.41	1.20	24
35.51	(3.78)	2,845	1.08	1.00	1.17	23
42.36	49.46	3,020	1.13	0.92	1.17	34
29.21	(13.60)	1,519	1.14	1.43	1.18	29
35.08	7.00	2,241	1.14	1.44	1.26	15

35.62	7.29	173	0.80	1.69	0.93	24
36.30	(3.53)	118	0.84	1.20	0.89	23
42.92	49.86	1,724	0.88	1.26	0.89	34
29.56	(13.40)	32,555	0.88	1.74	0.90	29
35.52	7.27	20,538	0.89	1.79	0.99	15
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	65

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Value Advantage Fund (continued)
Class R5
Year Ended June 30, 2023	$36.30	$0.65	$2.04	$2.69	$(0.66)	$(3.06)	$(3.72)
Year Ended June 30, 2022	43.12	0.57	(1.69)	(1.12)	(0.43)	(5.27)	(5.70)
Year Ended June 30, 2021	29.67	0.49	14.11	14.60	(0.62)	(0.53)	(1.15)
Year Ended June 30, 2020	35.62	0.63	(5.05)	(4.42)	(0.60)	(0.93)	(1.53)
Year Ended June 30, 2019	35.57	0.65	1.71	2.36	(0.62)	(1.69)	(2.31)
Class R6
Year Ended June 30, 2023	36.32	0.69	2.05	2.74	(0.69)	(3.06)	(3.75)
Year Ended June 30, 2022	43.16	0.61	(1.68)	(1.07)	(0.50)	(5.27)	(5.77)
Year Ended June 30, 2021	29.71	0.52	14.13	14.65	(0.67)	(0.53)	(1.20)
Year Ended June 30, 2020	35.67	0.66	(5.06)	(4.40)	(0.63)	(0.93)	(1.56)
Year Ended June 30, 2019	35.60	0.71	1.70	2.41	(0.65)	(1.69)	(2.34)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$35.27	7.45%	$18,118	0.65%	1.87%	0.74%	24%
36.30	(3.40)	1,178	0.68	1.38	0.74	23
43.12	50.12	1,365	0.73	1.41	0.74	34
29.67	(13.25)	5,529	0.74	1.85	0.75	29
35.62	7.41	8,018	0.74	1.85	0.84	15

35.31	7.58	4,341,944	0.55	1.93	0.64	24
36.32	(3.30)	4,495,856	0.58	1.47	0.64	23
43.16	50.23	5,562,656	0.63	1.44	0.64	34
29.71	(13.18)	3,949,596	0.64	1.96	0.65	29
35.67	7.57	4,025,348	0.64	2.02	0.74	15
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	67

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I") and JPMorgan Trust II (“JPM II") (collectively, the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”) was organized as a Massachusetts business trust on September 23, 1997, as an open-end management investment company.
J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG,” and with JPM I, JPM II and JPMMFIT, collectively, the “Trusts”) was organized as a Maryland corporation on August 19, 1997, as an open-end management investment company.
The following are 5 separate funds of the Trusts (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Growth Advantage Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMMFIT	Diversified
JPMorgan Mid Cap Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan Mid Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Mid Cap Value Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPMFMFG	Diversified
JPMorgan Value Advantage Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
The investment objective of JPMorgan Growth Advantage Fund (“Growth Advantage Fund”) and JPMorgan Mid Cap Equity Fund (“Mid Cap Equity Fund”) is to seek to provide long-term capital growth.
The investment objective of JPMorgan Mid Cap Growth Fund (“Mid Cap Growth Fund”) is to seek growth of capital.
The investment objective of JPMorgan Mid Cap Value Fund (“Mid Cap Value Fund”) is to seek growth from capital appreciation.
The investment objective of JPMorgan Value Advantage Fund (“Value Advantage Fund”) is to seek to provide long-term total return from a combination of income and capital gains.
Class L Shares of Mid Cap Value Fund and Value Advantage Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in the Funds’ prospectus.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

68	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
Under Section 2(a)(41) of the 1940 Act, the Boards are required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Boards may designate the performance of these fair valuation determinations to a valuation designee. The Boards have designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Boards subject to appropriate oversight by the Boards. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Growth Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$15,938,610	$—	$—	$15,938,610

(a)	Please refer to the SOI for specifics of portfolio holdings.

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,658,199	$—	$—	$3,658,199

(a)	Please refer to the SOI for specifics of portfolio holdings.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	69

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$9,608,103	$—	$—	$9,608,103

(a)	Please refer to the SOI for specifics of portfolio holdings.

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$13,546,100	$—	$—	$13,546,100

(a)	Please refer to the SOI for specifics of portfolio holdings.

Value Advantage Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$9,206,633	$—	$—	$9,206,633

(a)	Please refer to the SOI for specifics of portfolio holdings.
B. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.

70	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2023.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Mid Cap Equity Fund	$60,096	$(60,096)	$—
Mid Cap Growth Fund	158,735	(158,735)	—
Mid Cap Value Fund	136,587	(136,587)	—
Value Advantage Fund	75,059	(75,059)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.
JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended June 30, 2023, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Growth Advantage Fund	$5
Mid Cap Equity Fund	4
Mid Cap Growth Fund	8
Mid Cap Value Fund	4
Value Advantage Fund	6
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
Growth Advantage Fund did not have any securities out on loan at June 30, 2023.
C. Investment Transactions with Affiliates — The Funds invested in Underlying Funds advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Growth Advantage Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$269,734	$3,871,485	$3,912,182	$(22)	$— (c)	$229,015	228,969	$7,897	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	101,108	620,199	721,332	23 *	2	—	—	1,543 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	12,601	312,287	324,888	—	—	—	—	254 *	—
Total	$383,443	$4,803,971	$4,958,402	$1	$2	$229,015		$9,694	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	71

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
Mid Cap Equity Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$96,464	$1,086,942	$1,059,292	$(13)	$(1)	$124,100	124,075	$3,917	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	7,972	486,000	450,200	11 *	— (c)	43,783	43,779	1,842 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	1,531	245,870	230,304	—	—	17,097	17,097	262 *	—
Total	$105,967	$1,818,812	$1,739,796	$(2)	$(1)	$184,980		$6,021	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Mid Cap Growth Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$260,555	$2,315,440	$2,447,215	$11	$(8)	$128,783	128,758	$7,660	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	53,864	1,029,001	945,000	41 *	(3)	137,903	137,889	3,536 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	6,877	558,625	542,416	—	—	23,086	23,086	533 *	—
Total	$321,296	$3,903,066	$3,934,631	$52	$(11)	$289,772		$11,729	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Mid Cap Value Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$515,116	$1,764,285	$2,027,894	$(64)	$3	$251,446	251,396	$12,585	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	2,200	844,000	726,200	(21)*	(4)	119,975	119,963	1,591 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	1,052	419,134	401,981	—	—	18,205	18,205	287 *	—
Total	$518,368	$3,027,419	$3,156,075	$(85)	$(1)	$389,626		$14,463	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.

72	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

(b)	The rate shown is the current yield as of June 30, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Value Advantage Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$338,719	$2,488,912	$2,496,473	$(28)	$(3)	$331,127	331,061	$8,304	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	47,053	984,482	999,575	31 *	2	31,993	31,990	1,953 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	6,257	577,158	538,879	—	—	44,536	44,536	321 *	—
Total	$392,029	$4,050,552	$4,034,927	$3	$(1)	$407,656		$10,578	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.
E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Dividend income is recorded on the ex-dividend date or when a Fund first learns of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	73

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
F. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2023 are as follows:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Growth Advantage Fund
Transfer agency fees	$108	$44	$86	n/a	$3	$2	$— (a)	$4	$108	$355
Mid Cap Equity Fund
Transfer agency fees	15	3	9	n/a	2	n/a	n/a	— (a)	29	58
Mid Cap Growth Fund
Transfer agency fees	214	6	135	n/a	24	3	1	8	129	520
Mid Cap Value Fund
Transfer agency fees	71	4	33	$77	5	2	1	1	101	295
Value Advantage Fund
Transfer agency fees	57	23	52	20	1	1	— (a)	— (a)	50	204

(a)	Amount rounds to less than one thousand.
G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of June 30, 2023, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
H. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared  and paid at least annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital  accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Growth Advantage Fund	$(19,054)	$19,062	$(8)
Mid Cap Equity Fund	—	(224)	224
Mid Cap Growth Fund	(25,404)	25,403	1
Mid Cap Value Fund	(4,291)	1,350	2,941
Value Advantage Fund	46,442	(113)	(46,329)
The reclassifications for the Funds relate primarily to tax adjustments on certain investments and tax equalization.

74	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Growth Advantage Fund	0.55%
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Value Advantage Fund	0.55
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.010% of each Fund's respective average daily net assets in excess of $25 billion. For the year ended June 30, 2023, the effective rate was 0.070% of each Fund's average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5 and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C	Class R2	Class R3
Growth Advantage Fund	0.25%	0.75%	0.50%	0.25%
Mid Cap Equity Fund	0.25	0.75	0.50	n/a
Mid Cap Growth Fund	0.25	0.75	0.50	0.25
Mid Cap Value Fund	0.25	0.75	0.50	0.25
Value Advantage Fund	0.25	0.75	0.50	0.25
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2023, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Growth Advantage Fund	$309	$5
Mid Cap Equity Fund	89	— (a)
Mid Cap Growth Fund	66	— (a)
Mid Cap Value Fund	44	2
Value Advantage Fund	144	4

(a)	Amount rounds to less than one thousand.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	75

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.25%	0.25%	0.10%
Mid Cap Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
Mid Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Mid Cap Value Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
Value Advantage Fund	0.25	0.25	0.25	0.10	0.25	0.25	0.25	0.10
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6
Growth Advantage Fund	1.04%	1.54%	0.79%	n/a	1.30%	1.05%	0.80%	0.65%	0.55%
Mid Cap Equity Fund	1.14	1.64	0.89	n/a	1.39	n/a	n/a	0.74	0.64
Mid Cap Growth Fund	1.14	1.64	0.89	n/a	1.45	1.20	0.95	0.79	0.70
Mid Cap Value Fund	1.14	1.64	0.89	0.75%	1.40	1.15	0.90	0.75	0.65
Value Advantage Fund	1.04	1.54	0.79	0.75	1.30	1.05	0.80	0.65	0.55
The expense limitation agreements were in effect for the year ended June 30, 2023 and  are in place until at least October 31, 2024.
For the year ended June 30, 2023, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Growth Advantage Fund	$6,914	$4,607	$852	$12,373	$24
Mid Cap Equity Fund	2,154	1,436	20	3,610	22
Mid Cap Growth Fund	2,247	1,485	2,122	5,854	—
Mid Cap Value Fund	7,200	4,782	419	12,401	57
Value Advantage Fund	4,948	3,301	482	8,731	50
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

76	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

The amounts of these waivers resulting from investments in these money market funds for the year ended June 30, 2023 were as follows:

Growth Advantage Fund	$255
Mid Cap Equity Fund	132
Mid Cap Growth Fund	272
Mid Cap Value Fund	464
Value Advantage Fund	253
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the year ended June 30, 2023, the amount of these reimbursements were as follows:

Growth Advantage Fund	$4
Mid Cap Equity Fund	2
Mid Cap Growth Fund	3
Mid Cap Value Fund	4
Value Advantage Fund	3
G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
During the year ended June 30, 2023, Value Advantage Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
The Securities and Exchange Commission ("SEC") has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities LLC, an affiliated broker, involving taxable money market instruments, subject to certain conditions.
4. Investment Transactions
During the year ended June 30, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Growth Advantage Fund	$5,683,832	$4,984,119
Mid Cap Equity Fund	1,789,575	1,227,252
Mid Cap Growth Fund	4,587,503	3,496,499
Mid Cap Value Fund	1,642,587	2,889,637
Value Advantage Fund	2,173,649	3,135,541
During the year ended June 30, 2023, there were no purchases or sales of U.S. Government securities.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	77

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$8,975,943	$7,102,718	$140,051	$6,962,667
Mid Cap Equity Fund	2,854,844	872,299	68,944	803,355
Mid Cap Growth Fund	7,584,376	2,289,116	265,389	2,023,727
Mid Cap Value Fund	8,737,174	5,135,710	326,784	4,808,926
Value Advantage Fund	6,639,998	2,699,084	132,449	2,566,635
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to tax adjustments on certain investments and wash sale loss deferrals.
The tax character of distributions paid during the year ended June 30, 2023 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$—	$49,571	$49,571
Mid Cap Equity Fund	17,400	69,321	86,721
Mid Cap Growth Fund	—	60,515	60,515
Mid Cap Value Fund	247,668	1,263,212	1,510,880
Value Advantage Fund	164,388	749,627	914,015

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended June 30, 2022 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Growth Advantage Fund	$397,925	$1,774,309	$2,172,234
Mid Cap Equity Fund	39,511	187,709	227,220
Mid Cap Growth Fund	137,981	668,713	806,694
Mid Cap Value Fund	283,763	2,012,740	2,296,503
Value Advantage Fund	322,218	1,055,514	1,377,732

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of June 30, 2023, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$—	$(80,725)	$6,962,667
Mid Cap Equity Fund	9,855	—	803,355
Mid Cap Growth Fund	—	(67,576)	2,023,727
Mid Cap Value Fund	79,993	268,997	4,808,926
Value Advantage Fund	73,110	356,800	2,566,635

78	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

The cumulative timing differences primarily consist of tax adjustments on certain investments, post-October capital loss deferrals, wash sale loss deferrals and ordinary loss deferrals.
As of June 30, 2023, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Growth Advantage Fund	$80,725	$—
Mid Cap Growth Fund	59,087	8,489
Net capital losses (gains) and specified ordinary losses incurred after October 31 and late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2023, the following Funds deferred to July 1, 2023 the following net capital losses (gains), specified ordinary losses and late year ordinary losses of:
	Net Capital Losses (Gains)		Specified Ordinary Losses	Late Year Ordinary Loss Deferral
	Short-Term	Long-Term
Growth Advantage Fund	$147,118	$40,652	$17,715	$2,314
Mid Cap Equity Fund	23,247	15,066	1,387	—
Mid Cap Growth Fund	156,681	(28,229)	9,937	8,703
Mid Cap Value Fund	9,050	—	—	—
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended June 30, 2023.
The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2023.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater on the day of the borrowing, of the federal funds effective rate, or the Adjusted Daily Simple SOFR Rate. Prior to August 9, 2022, interest associated with any borrowing under the Credit Facility was charged to the borrowing fund at a rate of interest equal to the Applicable Margin, plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). Effective August 8, 2023, the Credit Facility was amended and restated for a term of 364 days, unless extended.
The Funds did not utilize the Credit Facility during the year ended June 30, 2023.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	79

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of June 30, 2023, the Funds had individual shareholders and/or non-affiliated omnibus accounts each owning more than 10% of the respective Fund's outstanding shares as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Growth Advantage Fund	1	13.8%	1	23.8%
Mid Cap Equity Fund	—	—	2	62.8
Mid Cap Growth Fund	—	—	2	28.5
Mid Cap Value Fund	—	—	3	43.3
Value Advantage Fund	—	—	1	15.8
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
As of June 30, 2023, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:
JPMorgan SmartRetirement Funds
Growth Advantage Fund	12.3%
Value Advantage Fund	21.3
Because Mid Cap Equity Fund, Mid Cap Value Fund and Value Advantage Fund invest in Real Estate Investment Trusts (“REITs”), the Funds may be subject to certain risks similar to those associated with direct investments in real estate. REITs may be affected by changes in the value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.
LIBOR was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Funds' loans, notes, derivatives and other instruments or investments comprising some or all of the Funds' investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Funds' investments may have transitioned from LIBOR or will transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational issues for the Funds or their investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Funds and their investments.
The Funds are subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of this, or any future, pandemic to public health and business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

80	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of J.P. Morgan Mutual Fund Investment Trust, J.P. Morgan Fleming Mutual Fund Group, Inc., JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Growth Fund, JPMorgan Mid Cap Value Fund and JPMorgan Value Advantage Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Growth Advantage Fund (constituting J.P. Morgan Mutual Fund Investment Trust), JPMorgan Mid Cap Value Fund (constituting J.P. Morgan Fleming Mutual Fund Group, Inc.), JPMorgan Mid Cap Equity Fund and JPMorgan Value Advantage Fund (two of the funds constituting JPMorgan Trust I) and JPMorgan Mid Cap Growth Fund (one of the funds constituting JPMorgan Trust II) (hereafter collectively referred to as the "Funds") as of June 30, 2023, the related statements of operations for the year ended June 30, 2023, the statements of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2023 and each of the financial highlights for each of the five years in the period ended June 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
August 24, 2023
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	81

TRUSTEES
(Unaudited)
The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	176	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	176	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	176	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	176
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	176	None

82	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	176	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	176
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	176
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	176	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	176	None
Marilyn McCoy (1948); Trustee since 1999.	Retired; Vice President of Administration and Planning, Northwestern University (1985-2023).	176	None

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	83

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	176
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	176	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	176
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	176	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	176	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Boards' current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (176 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

84	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	85

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Managing Director, J.P. Morgan Investment Management Inc. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962) Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.

86	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	87

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2023, and continued to hold your shares at the end of the reporting period, June 30, 2023.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Growth Advantage Fund
Class A
Actual	$1,000.00	$1,275.00	$5.87	1.04%
Hypothetical	1,000.00	1,019.64	5.21	1.04
Class C
Actual	1,000.00	1,272.20	8.68	1.54
Hypothetical	1,000.00	1,017.16	7.70	1.54
Class I
Actual	1,000.00	1,276.90	4.46	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class R2
Actual	1,000.00	1,273.30	7.33	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class R3
Actual	1,000.00	1,275.20	5.92	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05
Class R4
Actual	1,000.00	1,276.80	4.52	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class R5
Actual	1,000.00	1,278.00	3.67	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Class R6
Actual	1,000.00	1,278.20	3.11	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55

88	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Equity Fund
Class A
Actual	$1,000.00	$1,084.50	$5.89	1.14%
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class C
Actual	1,000.00	1,081.90	8.47	1.64
Hypothetical	1,000.00	1,016.66	8.20	1.64
Class I
Actual	1,000.00	1,085.70	4.60	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R2
Actual	1,000.00	1,083.10	7.13	1.38
Hypothetical	1,000.00	1,017.95	6.90	1.38
Class R5
Actual	1,000.00	1,086.50	3.83	0.74
Hypothetical	1,000.00	1,021.13	3.71	0.74
Class R6
Actual	1,000.00	1,087.00	3.31	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64
JPMorgan Mid Cap Growth Fund
Class A
Actual	1,000.00	1,148.90	6.07	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class C
Actual	1,000.00	1,146.20	8.73	1.64
Hypothetical	1,000.00	1,016.66	8.20	1.64
Class I
Actual	1,000.00	1,150.20	4.74	0.89
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class R2
Actual	1,000.00	1,147.10	7.72	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class R3
Actual	1,000.00	1,148.60	6.39	1.20
Hypothetical	1,000.00	1,018.84	6.01	1.20
Class R4
Actual	1,000.00	1,149.90	5.06	0.95
Hypothetical	1,000.00	1,020.08	4.76	0.95
Class R5
Actual	1,000.00	1,150.80	4.21	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class R6
Actual	1,000.00	1,151.30	3.73	0.70
Hypothetical	1,000.00	1,021.32	3.51	0.70
JPMorgan Mid Cap Value Fund
Class A
Actual	1,000.00	1,037.40	5.76	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class C
Actual	1,000.00	1,034.80	8.27	1.64
Hypothetical	1,000.00	1,016.66	8.20	1.64

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	89

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Mid Cap Value Fund (continued)
Class I
Actual	$1,000.00	$1,038.60	$4.50	0.89%
Hypothetical	1,000.00	1,020.38	4.46	0.89
Class L
Actual	1,000.00	1,039.60	3.79	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R2
Actual	1,000.00	1,036.20	7.07	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Class R3
Actual	1,000.00	1,037.30	5.81	1.15
Hypothetical	1,000.00	1,019.09	5.76	1.15
Class R4
Actual	1,000.00	1,038.90	4.55	0.90
Hypothetical	1,000.00	1,020.33	4.51	0.90
Class R5
Actual	1,000.00	1,039.40	3.79	0.75
Hypothetical	1,000.00	1,021.08	3.76	0.75
Class R6
Actual	1,000.00	1,040.30	3.29	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
JPMorgan Value Advantage Fund
Class A
Actual	1,000.00	1,015.40	5.20	1.04
Hypothetical	1,000.00	1,019.64	5.21	1.04
Class C
Actual	1,000.00	1,012.80	7.69	1.54
Hypothetical	1,000.00	1,017.16	7.70	1.54
Class I
Actual	1,000.00	1,016.70	3.95	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class L
Actual	1,000.00	1,017.30	3.25	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Class R2
Actual	1,000.00	1,013.80	6.49	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class R3
Actual	1,000.00	1,015.30	5.25	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05
Class R4
Actual	1,000.00	1,016.60	4.00	0.80
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class R5
Actual	1,000.00	1,017.30	3.25	0.65
Hypothetical	1,000.00	1,021.57	3.26	0.65
Class R6
Actual	1,000.00	1,017.90	2.75	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55

*	Expenses are equal to each Class’ respective annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

90	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2023, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

June 30, 2023	J.P. Morgan Mid Cap/Multi-Cap Funds	91

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended June 30, 2023. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2023. The information necessary to complete your income tax returns for the calendar year ending December 31, 2023 will be provided under separate cover.
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2023:
Dividends Received Deduction
JPMorgan Mid Cap Equity Fund	100.00%
JPMorgan Mid Cap Value Fund	95.32
JPMorgan Value Advantage Fund	100.00
Long Term Capital Gain
Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2023:
Long-Term Capital Gain Distribution
JPMorgan Growth Advantage Fund	$49,571
JPMorgan Mid Cap Equity Fund	69,321
JPMorgan Mid Cap Growth Fund	60,515
JPMorgan Mid Cap Value Fund	1,263,212
JPMorgan Value Advantage Fund	796,070
Qualified Dividend Income (QDI)
Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2023:
Qualified Dividend Income
JPMorgan Mid Cap Equity Fund	$17,400
JPMorgan Mid Cap Value Fund	236,516
JPMorgan Value Advantage Fund	164,388
Section 199A Income
The following Funds had the following amount, or maximum allowable amount, of ordinary income distributions treated as 199A dividends for the fiscal year ended June 30, 2022.
Qualified Business Income
JPMorgan Mid Cap Value Fund	$8,318

92	J.P. Morgan Mid Cap/Multi-Cap Funds	June 30, 2023

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
○Social Security number and account balances
○transaction history and account transactions
○checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions? Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?	We collect your personal information, for example, when you:
○open an account or provide contact information
○give us your account information or pay us by check
○make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
○sharing for affiliates’ everyday business purposes – information about your creditworthiness
○affiliates from using your information to market to you
○sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
○J.P. Morgan Funds doesn’t jointly market.

THIS PAGE IS INTENTIONALLY LEFT BLANK

THIS PAGE IS INTENTIONALLY LEFT BLANK

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. June 2023.
AN-MC-623

Annual Report
J.P. Morgan Large Cap Funds
June 30, 2023
JPMorgan Equity Income Fund
JPMorgan Equity Index Fund
JPMorgan Equity Premium Income Fund
JPMorgan Hedged Equity Fund
JPMorgan Hedged Equity 2 Fund
JPMorgan Hedged Equity 3 Fund
JPMorgan Large Cap Growth Fund
JPMorgan Large Cap Value Fund
JPMorgan U.S. Applied Data Science Value Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. GARP Equity Fund
JPMorgan U.S. Large Cap Core Plus Fund
JPMorgan U.S. Research Enhanced Equity Fund
JPMorgan U.S. Sustainable Leaders Fund
JPMorgan U.S. Value Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
August 11, 2023 (Unaudited)
Dear Shareholder,
Equity markets largely delivered solid returns for the twelve months ended June 30, 2023 on the back of buoyant corporate earnings, continued economic growth and receding inflationary pressures. Even as the U.S. Federal Reserve raised interest rates in an effort to cool the economy, the unemployment rate remained below 4% and consumer and business spending was generally higher than many economists expected.

“Equity markets delivered strong
returns during the first half of 2023,
with investors who remained fully
invested likely benefitting. Going
forward, we believe investors may be
best served by maintaining a
long-term view and holding a
well-diversified portfolio.”
— Brian S. Shlissel

Among financial markets, the performance of leading equity indexes was mixed through the second half of 2022. However, the S&P 500 Index generated positive performance every month except February in the first half of 2023. Large cap growth stocks generally outperformed other sectors of the market for the twelve-months ended June 30, 2023, partly due to investor demand for shares of large information technology companies. Leading mid cap and small cap equity indexes – both growth and value - posted positive performance for the period. Notably, the collapse of three U.S. regional banks in March 2023 put pressure on equities in the broader financial sector but the responses by multiple U.S. regulatory agencies as well as leading central banks appear to have limited further volatility in the banking industry.
With the exception of its June 2023 meeting, the U.S. Federal Reserve (the “Fed”) raised benchmark interest rates at 10 consecutive meetings since commencing its tightening monetary policy in mid-March 2022, and subsequently raised rates again in July 2023.  Meanwhile, U.S. inflation, as measured by the Consumer Price Index, fell from 40-year highs in mid-2022 to 3.0% in June 2023. U.S. gross domestic product (GDP) remained positive throughout the 12-month period and even rebounded to an annualized rate of 2.4% in the second quarter of 2023 from 2.0% in the first quarter. While the overall trend in consumer spending was downward, consumption was better than economists generally expected and business fixed investment in equipment, facilities and software in the second quarter of 2023 increased at the fastest pace since the start of 2022.
Though inflation remained above the Fed’s stated target of 2% annual growth during the twelve-month period, the declining trend in price growth may allow the Fed to end its policy tightening sooner than expected. Moreover, the resiliency of the U.S. economy in the face of the highest interest rates since 2001 could allow the economy to cool without GDP tipping into negative territory or leading to wide-spread job losses.
Certainly, there are factors that remain the focus of investor concerns. The war in Ukraine has continued, without demonstrative progress toward an eventual peace settlement or even a ceasefire.  Elsewhere, China’s economy is experiencing weak growth and record high unemployment, and falling prices have raised economists’ worries about the potential for a deflationary spiral in the world’s second largest economy.  In the U.S., the run-up to the 2024 presidential election has the potential to increase global political and economic uncertainty.
Equity markets delivered strong returns during the first half of 2023, with investors who remained fully invested likely benefitting. Going forward, we believe investors may be best served by maintaining a long-term view and holding a well-diversified portfolio. Our suite of investment solutions seeks to provide investors with ability to build durable portfolios that can meet their financial goals.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

June 30, 2023	J.P. Morgan Large Cap Funds	1

J.P. Morgan Large Cap Funds
MARKET OVERVIEW
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)
Equity markets largely generated positive returns for the twelve-month period as consumer spending, manufacturing and corporate earnings remained resilient in the face of rising interest rates and slowing economic growth. While leading equity indexes were mixed on a month-to-month basis, the overall trend was toward a rebound from the sell-off that marked the first half of 2022.
Following a sharp sell-off in August and September 2022 that coincided with U.S. Federal Reserve policy guidance on further interest rate increases, equity prices largely stabilized. Corporate earnings for both the second and third quarters of 2022 were generally better than expected given a cooling economy and slowing consumer spending. By the start of 2023, economic data showed some inflationary pressures had eased.
Meanwhile, leading central banks largely continued to raise interest rates during the twelve-month period. Notably, the
European Central Bank initiated its monetary tightening policy in September 2022, with its first rate increase in eleven years and the largest increase in the bank’s history. The U.S. Federal Reserve declined to raise interest rates at its June 2023 meeting, though it stated it would raise rates further in 2023 as needed.
While financial market volatility receded from 2022 levels, it remained elevated in the face of investor uncertainty about interest rates. In March 2023, the financial sector was roiled by the failures of Silicon Valley Bank and First Republic Bank in the U.S., and Credit Suisse Group AG in Switzerland. In each instance, government regulators moved to prevent further contagion within the financials sector.
Within U.S. equity markets, large cap and mid cap stock generally outperformed small cap stocks and growth stocks outperformed value stocks.

2	J.P. Morgan Large Cap Funds	June 30, 2023

JPMorgan Equity Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	7.38%
Russell 1000 Value Index	11.54%
Net Assets as of 6/30/2023 (In Thousands)	$47,890,947
INVESTMENT OBJECTIVE**
The JPMorgan Equity Income Fund (the “Fund”) seeks capital appreciation and current income.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the financials and industrials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the information technology and materials sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight position in Meta Platforms Inc. and its overweight positions in Advance Auto Parts Inc. and Bristol-Meyers Squibb Co. Shares of Meta Platforms, operator of Facebook and other social media businesses that was not held in the Fund, rose amid investor demand for large cap technology stocks during the second half of the period. Shares of Advance Auto Parts, an automotive parts and services chain, fell sharply in May 2023 after the company reported lower-than-expected earnings and revenue for the first quarter of 2023, lowered its forecast for earnings and reduced its quarterly dividend.  Shares of Bristol-Myers Squibb, a pharmaceuticals manufacturer, fell amid lower-than-expected revenue for the first quarter of 2023 and investor expectations for lower drug prices under new Medicare program rules.
Leading individual contributors to relative performance included the Fund’s out-of-Benchmark positions in TJX Cos. and NXP Semiconductors NV, and its overweight position in Analog Devices Inc. Shares of TJX, an operator of discount retail apparel and home products chains, rose after reporting consecutive quarters of better-than-expected earnings or revenues and amid investor expectations that lower-cost retailers would have an advantage in an inflationary economy. Shares of NXP Semiconductors, a semiconductor manufacturer, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2023. Shares of Analog Devices, a semiconductor manufacturer, rose after the company reported better-than-expected earnings and revenue for its fiscal second quarter.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations had the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process seeks to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Exxon Mobil Corp.	2.9%
2.	ConocoPhillips	2.7
3.	Raytheon Technologies Corp.	2.5
4.	Bristol-Myers Squibb Co.	2.4
5.	UnitedHealth Group, Inc.	2.4
6.	Air Products and Chemicals, Inc.	2.3
7.	Analog Devices, Inc.	2.1
8.	Comcast Corp., Class A	2.0
9.	Philip Morris International, Inc.	1.9
10.	Johnson & Johnson	2.0

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	19.1%
Health Care	17.1
Industrials	14.3
Consumer Staples	9.6
Information Technology	9.4
Energy	8.5
Consumer Discretionary	6.6
Utilities	4.6
Materials	4.0
Communication Services	2.6
Real Estate	2.2
Short-Term Investments	2.0

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

June 30, 2023	J.P. Morgan Large Cap Funds	3

JPMorgan Equity Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

4	J.P. Morgan Large Cap Funds	June 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge *		1.50%	7.66%	9.23%
Without Sales Charge		7.12	8.83	9.82
CLASS C SHARES	November 4, 1997
With CDSC **		5.60	8.30	9.38
Without CDSC		6.60	8.30	9.38
CLASS I SHARES	July 2, 1987	7.38	9.11	10.10
CLASS R2 SHARES	February 28, 2011	6.84	8.55	9.54
CLASS R3 SHARES	September 9, 2016	7.13	8.84	9.83
CLASS R4 SHARES	September 9, 2016	7.44	9.11	10.10
CLASS R5 SHARES	February 28, 2011	7.54	9.27	10.28
CLASS R6 SHARES	January 31, 2012	7.65	9.38	10.38

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns for Class R3 Shares would have been similar to those shown because Class R3 Shares currently have the same expenses as Class A Shares.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Income Fund and the Russell 1000 Value Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the bench mark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2023	J.P. Morgan Large Cap Funds	5

JPMorgan Equity Index Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	19.32%
S&P 500 Index	19.59%
Net Assets as of 6/30/2023 (In Thousands)	$8,022,139
INVESTMENT OBJECTIVE**
The JPMorgan Equity Index Fund (the “Fund”) seeks investment results that correspond to the aggregate price and dividend performance of securities in the S&P 500 Index (the “Benchmark”).
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
For the twelve months ended June 30, 2023, the Fund’s Class I Shares largely performed in line with the Benchmark, before considering the effect of Fund fees and expenses. This was consistent with the Fund’s investment objective and indexing strategy, as the Fund looks to generate returns that are comparable to those of the Benchmark.
Leading U.S. equity indexes provided positive returns for the period, amid cooling inflation, buoyant consumer demand and low unemployment. For the twelve-month period, the information technology and consumer discretionary sectors were leading contributors to performance for the Fund and the Benchmark, while the utilities and real estate sectors were the sole detractors from performance.
HOW WAS THE FUND POSITIONED?
Regardless of the market outlook, the Fund was managed in strict conformity with a full index replication strategy and aimed to hold the same stocks in nearly the same proportions as those found in the Benchmark.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	7.6%
2.	Microsoft Corp.	6.7
3.	Amazon.com, Inc.	3.1
4.	NVIDIA Corp.	2.8
5.	Alphabet, Inc., Class A	1.9
6.	Tesla, Inc.	1.9
7.	Meta Platforms, Inc., Class A	1.7
8.	Alphabet, Inc., Class C	1.6
9.	Berkshire Hathaway, Inc., Class B	1.6
10.	UnitedHealth Group, Inc.	1.2

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	27.6%
Health Care	13.2
Financials	12.1
Consumer Discretionary	10.5
Industrials	8.4
Communication Services	8.2
Consumer Staples	6.6
Energy	4.1
Utilities	2.5
Materials	2.5
Real Estate	2.4
Short-Term Investments	1.9

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

6	J.P. Morgan Large Cap Funds	June 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge *		12.77%	10.60%	11.74%
Without Sales Charge		19.01	11.80	12.35
CLASS C SHARES	November 4, 1997
With CDSC **		17.29	11.13	11.75
Without CDSC		18.29	11.13	11.75
CLASS I SHARES	July 2, 1991	19.32	12.08	12.63
CLASS R6 SHARES	September 1, 2016	19.51	12.26	12.75

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Index Fund and the S&P 500 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P
500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2023	J.P. Morgan Large Cap Funds	7

JPMorgan Equity Premium Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	10.98%
S&P 500 Index	19.59%
ICE BofAML 3-Month US Treasury Bill Index	3.62%
Net Assets as of 6/30/2023 (In Thousands)	$5,822,118
INVESTMENT OBJECTIVE**
The JPMorgan Equity Premium Income Fund (the “Fund”) seeks current income while maintaining prospects for capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) and outperformed the ICE BofA 3-Month U.S. Treasury Bill Index for the twelve months ended June 30, 2023.
The Fund’s underweight position and security selection in the information technology sector and its overweight position in the utilities sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the materials and consumer discretionary sectors was a leading contributor to relative performance.
Leading individual detractors from performance relative to the Benchmark included the Fund’s underweight position in Nvidia Corp., and its overweight positions in Texas Instruments Inc. and U.S. Bancorp. Shares of Nvidia, a semiconductor manufacturer not held in the Fund, rose amid investor expectations for rising demand for the company’s artificial intelligence technology. Shares of Texas Instruments, a semiconductor manufacturer, fell after the company issued a weaker-than-expected earnings forecast for the second quarter of 2023. Shares of U.S. Bancorp, a diversified bank based in  Minneapolis,  Minn., fell amid a broad decline in regional banks following the collapse of Silicon Valley Bank and First Republic Bank in early March 2023.
Leading individual contributors to performance relative to the Benchmark included the Fund’s underweight position in Pfizer Inc. and its overweight positions in Old Dominion Freight Line Inc. and Eaton Corp. Shares of Pfizer, a pharmaceuticals manufacturer not held in the fund, fell amid investor concerns that the U.S. Federal Trade Commission could seek to block the company’s planned $43 billion acquisition of Seagen Inc. and investor concerns about lower drug prices under new U.S. Medicare program rules. Shares of Old Dominion, a trucking and logistics company, rose after the company reported better-than-expected earnings and revenue for 2022 and amid investor expectations that the company would benefit from a potential bankruptcy filing by rival trucking company
Yellow Corp. Shares of Eaton, an electrical components and equipment manufacturer, rose amid consecutive quarters of better-than-expected earnings and revenue.
HOW WAS THE FUND POSITIONED?
The Fund seeks to generate income through a combination of selling options, investing in large cap stocks and delivering monthly income from associated option premiums and stock dividends. The Fund’s portfolio managers employed a proprietary research process designed to identify what they believed were overvalued and undervalued stocks with attractive risk/return characteristics.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Adobe, Inc.	1.7%
2.	Amazon.com, Inc.	1.6
3.	Microsoft Corp.	1.6
4.	Mastercard, Inc., Class A	1.5
5.	Comcast Corp., Class A	1.4
6.	Hershey Co. (The)	1.4
7.	Accenture plc, Class A	1.4
8.	Visa, Inc., Class A	1.4
9.	Progressive Corp. (The)	1.4
10.	PepsiCo, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	13.2%
Financials	11.8
Health Care	11.4
Industrials	11.3
Consumer Staples	10.9
Consumer Discretionary	7.6
Utilities	4.7
Communication Services	4.2
Materials	3.4
Real Estate	3.1
Energy	2.3
Other ***	13.0
Short-Term Investments	3.1

8	J.P. Morgan Large Cap Funds	June 30, 2023

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

***
Equity-Linked Notes that are linked to the S&P 500 Index.

June 30, 2023	J.P. Morgan Large Cap Funds	9

JPMorgan Equity Premium Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	August 31, 2018
With Sales Charge *		5.00%	6.79%
Without Sales Charge		10.79	7.98
CLASS C SHARES	August 31, 2018
With CDSC **		9.24	7.45
Without CDSC		10.24	7.45
CLASS I SHARES	August 31, 2018	10.98	8.24
CLASS R5 SHARES	August 31, 2018	11.23	8.40
CLASS R6 SHARES	August 31, 2018	11.26	8.50

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE (8/31/18 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on August 31, 2018.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Equity Premium Income Fund, the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index from August 31, 2018 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. These expenses are not identical to the expenses incurred by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Subsequent to the inception date of the Fund and through April 7, 2019, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. Morgan Large Cap Funds	June 30, 2023

JPMorgan Hedged Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	15.18%
S&P 500 Index	19.59%
Net Assets as of 6/30/2023 (In Thousands)	$16,009,464
INVESTMENT OBJECTIVE**
The JPMorgan Hedged Equity Fund (the “Fund”) seeks to provide capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the financials and the health services & systems sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the retail and media sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight positions in JPMorgan Chase & Co. and Nvidia Corp., and its overweight position in U.S. Bancorp. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding because it is an affiliate, rose amid consecutive quarters of better-than-expected earnings and revenue and investor preference for large, diversified financial services companies amid volatility in the banking sector in the first half of 2023. Shares of Nvidia, a semiconductor manufacturer , rose amid investor expectations for rising demand for the company’s artificial intelligence technology. Shares of U.S. Bancorp, a diversified bank based in  Minneapolis,  Minn., fell amid a broad decline in regional banks following the collapse of Silicon Valley Bank and First Republic Bank in early March 2023.
Leading individual contributors to relative performance included the Fund’s underweight positions in Pfizer Inc. and Intel Corp., and its overweight position in Chipotle Mexican Grill Inc. Shares of Pfizer, a pharmaceuticals manufacturer not held in the fund, fell amid investor concerns that the U.S. Federal Trade Commission could seek to block the company’s planned $43 billion acquisition of Seagen Inc. and investor concerns about lower drug prices under new U.S. Medicare program rules. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell after the company reported lower-than-expected results for the fourth quarter and full year 2022. Shares of Chipotle Mexican Grill, a fast-food restaurant chain, rose after the company reported better-than-expected earnings, revenue and comparable-store sales for the first quarter of 2023.
HOW WAS THE FUND POSITIONED?
The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The options overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	7.6%
2.	Microsoft Corp.	7.1
3.	Amazon.com, Inc.	3.6
4.	NVIDIA Corp.	2.7
5.	Meta Platforms, Inc., Class A	1.9
6.	Alphabet, Inc., Class A	1.9
7.	Tesla, Inc.	1.7
8.	Alphabet, Inc., Class C	1.6
9.	UnitedHealth Group, Inc.	1.5
10.	Mastercard, Inc., Class A	1.5

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	27.3%
Health Care	13.0
Financials	12.4
Consumer Discretionary	12.0
Industrials	8.7
Communication Services	7.7
Consumer Staples	5.6
Energy	4.0
Utilities	2.6
Materials	2.4
Real Estate	2.2
Others (each less than 1.0%)	0.9
Short-Term Investments	1.2

June 30, 2023	J.P. Morgan Large Cap Funds	11

JPMorgan Hedged Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

12	J.P. Morgan Large Cap Funds	June 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	December 13, 2013
With Sales Charge *		8.88%	6.98%	6.97%
Without Sales Charge		14.90	8.15	7.57
CLASS C SHARES	December 13, 2013
With CDSC **		13.32	7.60	7.12
Without CDSC		14.32	7.60	7.12
CLASS I SHARES	December 13, 2013	15.18	8.41	7.84
CLASS R5 SHARES	December 13, 2013	15.37	8.58	8.03
CLASS R6 SHARES	December 13, 2013	15.48	8.68	8.11

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE (12/13/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on December 13, 2013.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity Fund, the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index from December 13, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index and the ICE BofAML 3-Month US Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The ICE BofAML 3-Month US Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the ICE BofAML 3-Month US Treasury Bill Index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Subsequent to the inception date of the Fund and through May 30, 2014, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2023	J.P. Morgan Large Cap Funds	13

JPMorgan Hedged Equity 2 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	13.06%
S&P 500 Index	19.59%
Net Assets as of 6/30/2023 (In Thousands)	$4,613,494
INVESTMENT OBJECTIVE**
The JPMorgan Hedged Equity 2 Fund (the “Fund”) seeks to provide capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the health services & systems sector and the industrial cyclical sector was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the retail and media sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight positions in JPMorgan Chase & Co. and Nvidia Corp., and its overweight position U.S. Bancorp. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding because it is an affiliate, rose amid consecutive quarters of better-than-expected earnings and revenue and investor preference for large, diversified financial services companies amid volatility in the banking sector in the first half of 2023. Shares of Nvidia, a semiconductor manufacturer , rose amid investor expectations for rising demand for the company’s artificial intelligence technology. Shares of U.S. Bancorp, a diversified bank based in  Minneapolis,  Minn., fell amid a broad decline in regional banks following the collapse of Silicon Valley Bank and First Republic Bank in early March 2023.
Leading individual contributors to relative performance included the Fund’s underweight positions in Pfizer Inc. and Intel Corp., and its overweight position in Chipotle Mexican Grill Inc. Shares of Pfizer, a pharmaceuticals manufacturer not held in the fund, fell amid investor concerns that the U.S. Federal Trade Commission could seek to block the company’s planned $43 billion acquisition of Seagen Inc. and investor concerns about lower drug prices under new U.S. Medicare program rules. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell after the company reported lower-than-expected results for the fourth quarter and full year 2022. Shares of Chipotle Mexican Grill, a fast-food restaurant chain, rose after the company reported better-than-expected earnings, revenue and comparable-store sales for the first quarter of 2023.
HOW WAS THE FUND POSITIONED?
The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The options overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	7.6%
2.	Microsoft Corp.	7.1
3.	Amazon.com, Inc.	3.6
4.	NVIDIA Corp.	2.7
5.	Meta Platforms, Inc., Class A	1.9
6.	Alphabet, Inc., Class A	1.9
7.	Tesla, Inc.	1.7
8.	Alphabet, Inc., Class C	1.6
9.	UnitedHealth Group, Inc.	1.6
10.	Mastercard, Inc., Class A	1.5

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	27.3%
Health Care	13.0
Financials	12.4
Consumer Discretionary	12.1
Industrials	8.7
Communication Services	7.7
Consumer Staples	5.6
Energy	4.1
Utilities	2.6
Materials	2.4
Real Estate	2.2
Others (each less than 1.0%)	0.1
Short-Term Investments	1.8

14	J.P. Morgan Large Cap Funds	June 30, 2023

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2023	J.P. Morgan Large Cap Funds	15

JPMorgan Hedged Equity 2 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	February 26, 2021
With Sales Charge *		6.90%	2.72%
Without Sales Charge		12.79	5.11
CLASS C SHARES	February 26, 2021
With CDSC **		11.21	4.60
Without CDSC		12.21	4.60
CLASS I SHARES	February 26, 2021	13.06	5.39
CLASS R5 SHARES	February 26, 2021	13.24	5.53
CLASS R6 SHARES	February 26, 2021	13.34	5.65

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE (2/26/21 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on February 26, 2021.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity 2 Fund and the S&P 500 Index from February 26, 2021 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

16	J.P. Morgan Large Cap Funds	June 30, 2023

JPMorgan Hedged Equity 3 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	11.24%
S&P 500 Index	19.59%
Net Assets as of 6/30/2023 (In Thousands)	$2,333,516
INVESTMENT OBJECTIVE**
The JPMorgan Hedged Equity 3 Fund (the “Fund”) seeks to provide capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the financials and the health services & systems sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the retail and media sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight positions in JPMorgan Chase & Co. and Nvidia Corp., and its overweight position in U.S. Bancorp. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding because it is an affiliate, rose amid consecutive quarters of better-than-expected earnings and revenue and investor preference for large, diversified financial services companies amid volatility in the banking sector in the first half of 2023. Shares of Nvidia, a semiconductor manufacturer , rose amid investor expectations for rising demand for the company’s artificial intelligence technology. Shares of U.S. Bancorp, a diversified bank based in  Minneapolis,  Minn., fell amid a broad decline in regional banks following the collapse of Silicon Valley Bank and First Republic Bank in early March 2023.
Leading individual contributors to relative performance included the Fund’s underweight positions in Pfizer Inc. and Intel Corp., and its overweight position in Chipotle Mexican Grill Inc. Shares of Pfizer, a pharmaceuticals manufacturer not held in the fund, fell amid investor concerns that the U.S. Federal Trade Commission could seek to block the company’s planned $43 billion acquisition of Seagen Inc. and investor concerns about lower drug prices under new U.S. Medicare program rules. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell after the company reported lower-than-expected results for the fourth quarter and full year 2022. Shares of Chipotle Mexican Grill, a fast-food restaurant chain, rose after the company reported better-than-expected earnings, revenue and comparable-store sales for the first quarter of 2023.
HOW WAS THE FUND POSITIONED?
The Fund used an enhanced index strategy that invests primarily in common stocks of large capitalization U.S. companies, while systematically purchasing and selling exchange-traded index put options and selling exchange-traded index call options. The options overlay is known as a Put/Spread Collar strategy. The combination of the diversified portfolio of equity securities, downside protection from index put options and income from index call options provided the Fund with a portion of the returns associated with equity market investments while exposing the Fund to less risk than traditional long-only equity strategies.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	7.7%
2.	Microsoft Corp.	7.1
3.	Amazon.com, Inc.	3.6
4.	NVIDIA Corp.	2.8
5.	Meta Platforms, Inc., Class A	2.0
6.	Alphabet, Inc., Class A	1.9
7.	Tesla, Inc.	1.7
8.	Alphabet, Inc., Class C	1.6
9.	UnitedHealth Group, Inc.	1.6
10.	Mastercard, Inc., Class A	1.5

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	27.6%
Health Care	13.2
Financials	12.5
Consumer Discretionary	12.1
Industrials	8.8
Communication Services	7.8
Consumer Staples	5.6
Energy	4.0
Utilities	2.6
Materials	2.4
Real Estate	2.2
Others (each less than 1.0%)	0.3
Short-Term Investments	0.9

June 30, 2023	J.P. Morgan Large Cap Funds	17

JPMorgan Hedged Equity 3 Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

18	J.P. Morgan Large Cap Funds	June 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	February 26, 2021
With Sales Charge *		5.19%	0.45%
Without Sales Charge		10.99	2.79
CLASS C SHARES	February 26, 2021
With CDSC **		9.46	2.28
Without CDSC		10.46	2.28
CLASS I SHARES	February 26, 2021	11.24	3.04
CLASS R5 SHARES	February 26, 2021	11.44	3.20
CLASS R6 SHARES	February 26, 2021	11.52	3.29

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
LIFE OF FUND PERFORMANCE (2/26/21 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The Fund commenced operations on February 26, 2021.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Hedged Equity 3 Fund and the S&P 500 Index from February 26, 2021 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmarks, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2023	J.P. Morgan Large Cap Funds	19

JPMorgan Large Cap Growth Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	25.66%
Russell 1000 Growth Index	27.11%
Net Assets as of 6/30/2023 (In Thousands)	$60,586,545
INVESTMENT OBJECTIVE**
The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the financials sector and its underweight position in the information technology sector were leading detractors from performance relative to the Benchmark, while the Fund’s security selection in the communications services and health care sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in SVB Financial and Charles Schwab Corp. and its underweight position in Apple Inc. Shares of SVB Financial Group, a diversified banking company, fell ahead of the bank’s collapse in March 2023 and subsequent takeover by the U.S. Federal Deposit Insurance Corp. Shares of Charles Schwab, an investment banking and brokerage company, fell amid a broad sell-off in banking stocks amid the failure of several U.S. regional banks in March 2023. Shares of Apple, a diversified information technology provider, rose amid consecutive quarters of better-than-expected earnings and revenue during the period and growth in iPhone revenue.
Leading individual contributors to relative performance included the Fund’s overweight positions in Meta Platforms, HCA Healthcare Inc. and Oracle Corp. Shares of Meta Platforms, operator of Facebook and other social media businesses, rose amid investor demand for large cap technology stocks during the second half of the period. Shares of HCA Healthcare, a hospitals and medical services company, rose as investors sought value in the wake of a broad sell-off in hospital operator stocks in the first half of the period. Shares of Oracle, a systems software provider, rose after the company reported better-than-expected earnings and revenue for its fiscal fourth quarter amid surging growth in its cloud computing business.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	11.4%
2.	Apple, Inc.	10.8
3.	NVIDIA Corp.	5.3
4.	Amazon.com, Inc.	5.0
5.	Alphabet, Inc., Class C	4.9
6.	Meta Platforms, Inc., Class A	4.1
7.	Netflix, Inc.	2.8
8.	Tesla, Inc.	2.4
9.	Oracle Corp.	2.0
10.	Eli Lilly & Co.	1.9

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	44.0%
Consumer Discretionary	15.7
Communication Services	12.6
Health Care	11.9
Industrials	5.0
Financials	3.6
Consumer Staples	1.8
Energy	1.1
Materials	1.0
Short-Term Investments	3.3

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

20	J.P. Morgan Large Cap Funds	June 30, 2023

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2023	J.P. Morgan Large Cap Funds	21

JPMorgan Large Cap Growth Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 22, 1994
With Sales Charge *		18.77%	14.46%	15.83%
Without Sales Charge		25.34	15.70	16.45
CLASS C SHARES	November 4, 1997
With CDSC **		23.71	15.12	15.99
Without CDSC		24.71	15.12	15.99
CLASS I SHARES	February 28, 1992	25.66	15.98	16.70
CLASS R2 SHARES	November 3, 2008	25.02	15.41	16.16
CLASS R3 SHARES	September 9, 2016	25.33	15.70	16.43
CLASS R4 SHARES	September 9, 2016	25.65	15.99	16.70
CLASS R5 SHARES	April 14, 2009	25.85	16.16	16.90
CLASS R6 SHARES	November 30, 2010	25.98	16.27	17.00

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 and Class R4 Shares prior to their inception dates are based on the performance of Class I Shares. With respect to Class R3 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares had similar expenses to Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Growth Fund and the Russell 1000 Growth Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A Performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

22	J.P. Morgan Large Cap Funds	June 30, 2023

JPMorgan Large Cap Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	11.87%
Russell 1000 Value Index	11.54%
Net Assets as of 6/30/2023 (In Thousands)	$3,467,553
INVESTMENT OBJECTIVE**
The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the consumer discretionary sector and consumer staples sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the financials sector and its security selection and overweight position in the health care sector were leading detractors from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Regeneron Pharmaceuticals Inc., Royal Caribbean Cruises Ltd. and Cardinal Health Inc. Shares of Regeneron Pharmaceuticals, a drug development company, rose following positive results from clinical trials of its Eylea treatment for eye diseases and its Dupixent drug for respiratory diseases. Shares of Royal Caribbean Cruises, a cruise ship operator, rose amid strong growth in bookings during the second half of the period. Shares of Cardinal Health, a pharmaceuticals and health care products distributor, rose amid consecutive quarters of better-than-expected earnings and revenue during the period.
Leading individual detractors from relative performance included the Fund’s underweight position in JP Morgan Chase & Co., its overweight position in Centene Corp. and its out-of-Benchmark position in Charter Communications Inc. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding because it is an affiliate, rose amid consecutive quarters of better-than-expected earnings and revenue and investor preference for large, diversified financial services companies amid volatility in the banking sector in the first half of 2023. Shares of Centene, a managed health care provider, fell after the company lowered its forecast for 2024 results amid rising costs. Shares of Charter Communications, a provider of broadband and cable TV services, fell amid slowing subscriber growth and lower-than-expected earnings for the fourth quarter of 2022 and the first quarter of 2023.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio manager combined a bottom-up fundamental approach to security selection with a systematic valuation process. Overall, the Fund’s portfolio manager looked to take advantage of mispriced stocks that he believed appeared attractive relative to their fair value.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Bank of America Corp.	4.1%
2.	Bristol-Myers Squibb Co.	3.3
3.	Wells Fargo & Co.	3.1
4.	Centene Corp.	2.6
5.	Berkshire Hathaway, Inc., Class B	2.5
6.	Charter Communications, Inc., Class A	2.5
7.	Raytheon Technologies Corp.	2.3
8.	Chevron Corp.	2.3
9.	AmerisourceBergen Corp.	2.2
10.	NextEra Energy, Inc.	2.2

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	23.3%
Health Care	16.4
Industrials	13.0
Energy	7.7
Utilities	6.8
Consumer Staples	6.4
Communication Services	5.3
Information Technology	5.1
Real Estate	4.7
Consumer Discretionary	4.3
Materials	4.1
Short-Term Investments	2.9

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

June 30, 2023	J.P. Morgan Large Cap Funds	23

JPMorgan Large Cap Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

24	J.P. Morgan Large Cap Funds	June 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 18, 1992
With Sales Charge *		5.78%	8.41%	10.32%
Without Sales Charge		11.63	9.59	10.92
CLASS C SHARES	March 22, 1999
With CDSC **		10.05	9.03	10.47
Without CDSC		11.05	9.03	10.47
CLASS I SHARES	March 1, 1991	11.87	9.84	11.14
CLASS R2 SHARES	November 3, 2008	11.35	9.30	10.62
CLASS R3 SHARES	October 1, 2018	11.59	9.57	10.92
CLASS R4 SHARES	October 1, 2018	11.85	9.85	11.15
CLASS R5 SHARES	May 15, 2006	12.01	10.01	11.33
CLASS R6 SHARES	November 30, 2010	12.16	10.13	11.42

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been different than those shown because Class R3 Shares have different expenses than Class A Shares.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan Large Cap Value Fund and the Russell 1000 Value Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2023	J.P. Morgan Large Cap Funds	25

JPMorgan U.S. Applied Data Science Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	10.95%
Russell 1000 Value Index	11.54%
Net Assets as of 6/30/2023 (In Thousands)	$177,579
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Applied Data Science Value Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the financials and consumer staples sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the materials and real estate sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s underweight positions in JPMorgan Chase & Co. and General Electric Co., and its out-of-Benchmark position in Charter Communications Inc. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding because it is an affiliate, rose amid consecutive quarters of better-than-expected earnings and revenue and investor preference for large, diversified financial services companies amid volatility in the banking sector in the first half of 2023. Shares of General Electric, an industrial conglomerate, rose after the company reported consecutive quarters of better-than-expected earnings and raised its 2023 earnings forecast. Shares of Charter Communications, a provider of broadband and cable TV services, fell amid slowing subscriber growth and lower-than-expected earnings for the fourth quarter of 2022 and the first quarter of 2023.
Leading individual contributors to relative performance included the Fund’s overweight positions in Eaton Corp. and Vertex Pharmaceuticals Inc., and its underweight position in Pfizer Inc. Shares of Eaton, an electrical components and equipment manufacturer, rose amid consecutive quarters of better-than-expected earnings and revenue. Shares of Vertex Pharmaceuticals, a drug development company, rose after the company reported better-than-expected earnings and revenue for the fourth quarter of 2022 and the first quarter of 2023. Shares of Pfizer, a pharmaceuticals manufacturer, fell amid investor concerns that the U.S. Federal Trade Commission could seek to block the company’s planned $43 billion acquisition of Seagen Inc. and investor concerns about lower drug prices under new U.S. Medicare program rules.
HOW WAS THE FUND POSITIONED?
During the period, the Fund’s portfolio managers employed a data science driven investment approach that combines research, data insights and risk management. The portfolio managers utilize proprietary techniques to process, analyze and combine a wide variety of data sources, including a multi-decade history of proprietary fundamental research, company fundamentals and alternative data.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Exxon Mobil Corp.	2.5%
2.	NextEra Energy, Inc.	2.5
3.	Eaton Corp. plc	2.3
4.	ConocoPhillips	2.3
5.	Bristol-Myers Squibb Co.	2.1
6.	Prologis, Inc.	2.1
7.	Wells Fargo & Co.	2.1
8.	Berkshire Hathaway, Inc., Class B	2.0
9.	BlackRock, Inc.	1.9
10.	Bank of America Corp.	1.8

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	19.4%
Health Care	16.6
Industrials	14.9
Energy	8.5
Consumer Staples	7.4
Information Technology	6.9
Utilities	5.9
Consumer Discretionary	5.4
Communication Services	4.9
Real Estate	4.4
Materials	4.0
Short-Term Investments	1.7

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

26	J.P. Morgan Large Cap Funds	June 30, 2023

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2023	J.P. Morgan Large Cap Funds	27

JPMorgan U.S. Applied Data Science Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge *		4.89%	6.55%	8.44%
Without Sales Charge		10.70	7.71	9.03
CLASS C SHARES	February 19, 2005
With CDSC **		9.10	7.17	8.59
Without CDSC		10.10	7.17	8.59
CLASS I SHARES	February 28, 2003	10.95	7.96	9.24
CLASS R2 SHARES	November 3, 2008	10.29	7.39	8.72
CLASS R5 SHARES	May 15, 2006	11.02	8.08	9.41
CLASS R6 SHARES	November 30, 2010	11.13	8.19	9.50

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Applied Data Science Value Fund and the Russell 1000 Value Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

28	J.P. Morgan Large Cap Funds	June 30, 2023

JPMorgan U.S. Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	18.46%
S&P 500 Index	19.59%
Net Assets as of 6/30/2023 (In Thousands)	$23,173,065
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class L Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the big banks & brokers, commodities and the autos & energy sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrial cyclical, software & services and the financial/business services sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s overweight positions in Truist Financial Corp., Bristol-Myers Squibb Co. and AbbVie Inc. Shares of Truist Financial, a regional bank, fell amid volatility in the regional banking sector following the collapse of Silicon Valley Bank and First Republic Bank in March 2023.  Shares of Bristol-Myers Squibb, a pharmaceuticals manufacturer, fell amid lower-than-expected revenue for the first quarter of 2023 and investor expectations for lower drug prices under new Medicare program rules. Shares of AbbVie, a pharmaceuticals developer, fell amid increased competition from generic drug makers for the company’s immunosuppressant drug, Humira.
Leading individual contributors to relative performance included the Fund’s overweight positions in Eaton Corp. and NXP Semiconductors NV, and its out-of-Benchmark position in Uber Technologies Inc. Shares of Eaton, an electrical components and equipment manufacturer, rose amid consecutive quarters of better-than-expected earnings and revenue. Shares NXP Semiconductors, a semiconductor manufacturer, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2023. Shares of Uber Technologies, a ride-sharing platform provider, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2023, and forecast growth in bookings for the full year 2023.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine what they believed to be their underlying value and potential for future earnings growth.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	9.5%
2.	Apple, Inc.	6.0
3.	NVIDIA Corp.	3.7
4.	Amazon.com, Inc.	3.7
5.	NXP Semiconductors NV (China)	3.2
6.	UnitedHealth Group, Inc.	3.1
7.	AbbVie, Inc.	2.9
8.	Alphabet, Inc., Class A	2.9
9.	NextEra Energy, Inc.	2.8
10.	Mastercard, Inc., Class A	2.6

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	27.5%
Financials	14.0
Health Care	13.1
Industrials	10.7
Consumer Discretionary	10.3
Communication Services	6.0
Energy	5.2
Utilities	4.2
Materials	3.0
Consumer Staples	3.0
Real Estate	1.9
Short-Term Investments	1.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

June 30, 2023	J.P. Morgan Large Cap Funds	29

JPMorgan U.S. Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

30	J.P. Morgan Large Cap Funds	June 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 10, 2001
With Sales Charge *		11.95%	11.82%	12.38%
Without Sales Charge		18.17	13.03	12.99
CLASS C SHARES	September 10, 2001
With CDSC **		16.54	12.47	12.53
Without CDSC		17.54	12.47	12.53
CLASS I SHARES	September 10, 2001	18.46	13.32	13.23
CLASS L SHARES	September 17, 1993	18.57	13.48	13.40
CLASS R2 SHARES	November 3, 2008	17.89	12.75	12.71
CLASS R3 SHARES	September 9, 2016	18.14	13.03	12.98
CLASS R4 SHARES	September 9, 2016	18.48	13.32	13.24
CLASS R5 SHARES	May 15, 2006	18.62	13.48	13.43
CLASS R6 SHARES	November 30, 2010	18.75	13.61	13.53

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R3 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for Class R4 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses than Class I Shares.
The graph illustrates comparative performance for $3,000,000 invested in Class L Shares of the JPMorgan U.S. Equity Fund and the S&P 500 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class L Shares have a $3,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2023	J.P. Morgan Large Cap Funds	31

JPMorgan U.S. GARP Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	26.95%
Russell 1000 Growth Index	27.11%
Net Assets as of 6/30/2023 (In Thousands)	$1,146,074
INVESTMENT OBJECTIVE**
The JPMorgan U.S. GARP Equity Fund (the “Fund”) seeks to provide long-term capital growth.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the Russell 1000 Growth Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the information technology and health care sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the communication services and consumer staples sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark position in Seagate Technology Holdings PLC, its underweight position in Nvidia Corp. and its overweight position in Qualcomm Inc. Shares of Seagate Technology Holdings, an information technology hardware, storage and services provider, fell after the company reported lower-than-expected earnings and revenue for its fiscal third quarter and issued a weaker-than-expected earnings forecast. Shares of Nvidia, a semiconductor manufacturer, rose amid investor expectations for rising demand for the company’s artificial intelligence technology. Shares of Qualcomm, a semiconductor manufacturer, fell after the company reported lower-than-expected earnings for its fiscal second quarter and issued a weaker-than-expected forecast for the fiscal third quarter.
Leading individual contributors to relative performance included the Fund’s overweight positions in Netflix Inc. and Meta Platforms Inc., and its out-of-Benchmark position in Boston Scientific Corp. Shares of Netflix, an entertainment services and content provider, rose as investment analysts generally responded positively to the company’s advertising and subscriptions growth. Shares of Meta Platforms, operator of Facebook and other social media businesses, rose amid investor demand for large cap technology stocks during the second half of the period. Shares of Boston Scientific, a medical devices manufacturer, rose after the company reported better-than-expected earnings for the first quarter of 2023.
HOW WAS THE FUND POSITIONED?
The Fund’s managers sought growth companies that they believed had attractive relative valuations, high quality characteristics and strong momentum.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	11.4%
2.	Apple, Inc.	10.7
3.	Amazon.com, Inc.	5.2
4.	NVIDIA Corp.	4.4
5.	Meta Platforms, Inc., Class A	4.2
6.	Mastercard, Inc., Class A	3.4
7.	Tesla, Inc.	2.5
8.	Alphabet, Inc., Class A	2.3
9.	Alphabet, Inc., Class C	2.3
10.	Eli Lilly & Co.	1.4

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	40.8%
Consumer Discretionary	15.1
Health Care	11.2
Communication Services	11.1
Industrials	6.7
Financials	6.6
Consumer Staples	3.7
Real Estate	1.5
Materials	1.1
Others (each less than 1.0%)	1.1
Short-Term Investments	1.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

32	J.P. Morgan Large Cap Funds	June 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge *		19.97%	11.32%	13.44%
Without Sales Charge		26.62	12.53	14.06
CLASS C SHARES	February 19, 2005
With CDSC **		24.98	11.97	13.60
Without CDSC		25.98	11.97	13.60
CLASS I SHARES	February 28, 2003	26.95	12.81	14.34
CLASS R2 SHARES	November 3, 2008	26.31	12.25	13.77
CLASS R5 SHARES	May 15, 2006	27.12	12.98	14.54
CLASS R6 SHARES	November 2, 2015	27.24	13.09	14.61

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. GARP Equity Fund and the Russell 1000 Growth Index, from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2023	J.P. Morgan Large Cap Funds	33

JPMorgan U.S. Large Cap Core Plus Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	24.50%
S&P 500 Index	19.59%
Net Assets as of 6/30/2023 (In Thousands)	$1,428,419
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the media and retail sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the health services & systems sector and the consumer cyclical sector was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s overweight positions in Meta Platforms Inc. and Boston Scientific Co, and its short position in Intel Corp. Shares of Meta Platforms, operator of Facebook and other social media businesses that was not held in the Fund, rose amid investor demand for large cap technology stocks during the second half of the period. Shares of Boston Scientific, a medical devices manufacturer, rose after the company reported better-than-expected earnings for the first quarter of 2023. Shares of Intel, a semiconductor manufacturer, fell after the company reported lower-than-expected results for the fourth quarter and full year 2022.
Leading individual detractors from relative performance included the Fund’s overweight position in Seagate Technology Holdings PLC, its short position in General Electric Co. and its underweight position in J.P. Morgan Chase & Co. Shares of Seagate Technology Holdings, an information technology hardware, storage and services provider, fell after the company reported lower-than-expected earnings and revenue for its fiscal third quarter and issued a weaker-than-expected earnings forecast. Shares of General Electric, an industrial conglomerate, rose after the company reported consecutive quarters of better-than-expected earnings and raised its 2023 earnings forecast. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding because it is an affiliate, rose amid consecutive quarters of better-than-expected earnings and revenue and investor preference for large, diversified financial services companies amid volatility in the banking sector in the first half of 2023.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, researching companies to determine their underlying value and potential for future earnings growth. Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions and looked for overvalued stocks in which to take short positions. The long-to-short exposure ratio at the end of the reporting period was 123% to 23%.
TOP TEN LONG POSITIONS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	6.3%
2.	Apple, Inc.	4.7
3.	Amazon.com, Inc.	4.0
4.	NVIDIA Corp.	3.1
5.	Alphabet, Inc., Class A	2.7
6.	Meta Platforms, Inc., Class A	2.6
7.	NXP Semiconductors NV (China)	2.6
8.	Mastercard, Inc., Class A	2.5
9.	UnitedHealth Group, Inc.	2.4
10.	Exxon Mobil Corp.	2.0

34	J.P. Morgan Large Cap Funds	June 30, 2023

TOP TEN SHORT POSITIONS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microchip Technology, Inc.	4.0%
2.	Cisco Systems, Inc.	4.0
3.	Hewlett Packard Enterprise Co.	2.8
4.	Interpublic Group of Cos., Inc. (The)	2.8
5.	General Motors Co.	2.6
6.	Stanley Black & Decker, Inc.	2.1
7.	Lam Research Corp.	2.1
8.	NetApp, Inc.	2.0
9.	General Dynamics Corp.	1.9
10.	Intel Corp.	1.8

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	26.1%
Health Care	13.3
Financials	12.2
Industrials	11.2
Consumer Discretionary	10.6
Communication Services	8.2
Consumer Staples	5.4
Energy	4.3
Utilities	2.6
Real Estate	2.3
Materials	2.1
Short-Term Investments	1.7

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Industrials	21.5%
Information Technology	19.2
Financials	16.2
Health Care	7.9
Communication Services	7.3
Consumer Discretionary	7.0
Utilities	6.5
Consumer Staples	6.0
Real Estate	3.8
Energy	3.5
Materials	1.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2023	J.P. Morgan Large Cap Funds	35

JPMorgan U.S. Large Cap Core Plus Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	November 1, 2005
With Sales Charge *		17.65%	11.71%	12.21%
Without Sales Charge		24.17	12.92	12.81
CLASS C SHARES	November 1, 2005
With CDSC **		22.54	12.36	12.36
Without CDSC		23.54	12.36	12.36
CLASS I SHARES	November 1, 2005	24.50	13.20	13.10
CLASS R2 SHARES	November 3, 2008	23.65	12.51	12.45
CLASS R5 SHARES	May 15, 2006	24.48	13.25	13.22
CLASS R6 SHARES	November 1, 2017	24.60	13.35	13.28

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Large Cap Core Plus Fund and the S&P 500 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

36	J.P. Morgan Large Cap Funds	June 30, 2023

JPMorgan U.S. Research Enhanced Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	20.48%
S&P 500 Index	19.59%
Net Assets as of 6/30/2023 (In Thousands)	$7,561,019
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Research Enhanced Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500 Index (the “Benchmark”).
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares outperformed the Benchmark for the twelve months ended June 30, 2023.
The Fund’s security selection in the consumer discretionary and industrials sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the financials and health care sectors was a leading contributor to relative performance.
Leading individual contributors to relative performance included the Fund’s underweight positions in Pfizer Inc. and Intel Corp., and its overweight position in Chipotle Mexican Grill Inc. Shares of Pfizer, a pharmaceuticals manufacturer not held in the fund, fell amid investor concerns that the U.S. Federal Trade Commission could seek to block the company’s planned $43 billion acquisition of Seagen Inc. and investor concerns about lower drug prices under new U.S. Medicare program rules. Shares of Intel, a semiconductor manufacturer not held in the Fund, fell after the company reported lower-than-expected results for the fourth quarter and full year 2022. Shares of Chipotle Mexican Grill, a fast-food restaurant chain, rose after the company reported better-than-expected earnings, revenue and comparable-store sales for the first quarter of 2023.
Leading individual detractors from relative performance included the Fund’s underweight positions in JPMorgan Chase & Co. and Nvidia Corp., and its overweight position in US Bancorp. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding because it is an affiliate, rose amid consecutive quarters of better-than-expected earnings and revenue and investor preference for large, diversified financial services companies amid volatility in the banking sector in the first half of 2023. Shares of Nvidia, a semiconductor manufacturer not held in the Fund, rose amid investor expectations for rising demand for the company’s artificial intelligence technology. Shares of U.S. Bancorp, a diversified bank based in  Minneapolis,  Minn., fell amid a broad decline in regional banks following the collapse of Silicon Valley Bank and First Republic Bank in early March 2023.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers attempted to construct the portfolio so that stock selection was the principal source of potential excess return. The Fund’s portfolio managers sought investment opportunities in companies that they believed were attractive based on valuation and strong fundamentals.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Apple, Inc.	7.7%
2.	Microsoft Corp.	7.1
3.	Amazon.com, Inc.	3.6
4.	NVIDIA Corp.	2.8
5.	Meta Platforms, Inc., Class A	2.0
6.	Alphabet, Inc., Class A	1.9
7.	Tesla, Inc.	1.7
8.	Alphabet, Inc., Class C	1.6
9.	UnitedHealth Group, Inc.	1.6
10.	Mastercard, Inc., Class A	1.5

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	27.6%
Health Care	13.2
Financials	12.5
Consumer Discretionary	12.1
Industrials	8.8
Communication Services	7.8
Consumer Staples	5.6
Energy	4.1
Utilities	2.6
Materials	2.4
Real Estate	2.2
Short-Term Investments	1.1

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

June 30, 2023	J.P. Morgan Large Cap Funds	37

JPMorgan U.S. Research Enhanced Equity Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

38	J.P. Morgan Large Cap Funds	June 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 28, 2001
With Sales Charge *		13.91%	11.67%	11.81%
Without Sales Charge		20.22	12.88	12.41
CLASS I SHARES	September 10, 2001	20.48	13.17	12.69
CLASS R6 SHARES	March 24, 2003	20.61	13.28	12.86

*	Sales Charge for Class A Shares is 5.25%.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Research Enhanced Equity Fund and the S&P 500 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2023	J.P. Morgan Large Cap Funds	39

JPMorgan U.S. Sustainable Leaders Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares) *	18.29%
S&P 500 Index	19.59%
Net Assets as of 6/30/2023 (In Thousands)	$176,001
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Sustainable Leaders Fund (the “Fund”) seeks to provide long-term capital appreciation.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class I Shares underperformed the S&P 500 Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the financials and communication services sectors was a leading detractor from performance relative to the Benchmark, while the Fund’s security selection in the industrials and health care sectors was a leading contributor to relative performance.
Leading individual detractors from relative performance relative included the Fund’s overweight positions in SVB Financial Group and Texas Instruments Inc., and its underweight position in Meta Platforms Inc. Shares of SVB Financial Group, a diversified banking company, fell ahead of the bank’s collapse in March 2023 and subsequent takeover by the U.S. Federal Deposit Insurance Corp. Shares of Texas Instruments, a semiconductor manufacturer, fell after the company issued a weaker-than-expected earnings forecast for the second quarter of 2023. Shares of Meta Platforms, operator of Facebook and other social media businesses that was not held in the Fund, rose amid investor demand for large cap technology stocks during the second half of the period.
Leading individual contributors to relative performance included the Fund’s overweight positions in Boston Scientific Corp. and Eaton Corp., and its underweight position in Pfizer Inc. Shares of Boston Scientific, a medical devices manufacturer, rose after the company reported better-than-expected earnings for the first quarter of 2023. Shares of Eaton, an electrical components and equipment manufacturer, rose amid consecutive quarters of better-than-expected earnings and revenue. Shares of Pfizer, a pharmaceuticals manufacturer not held in the Fund, fell amid investor concerns that the U.S. Federal Trade Commission could seek to block the company’s planned $43 billion acquisition of Seagen Inc. and investor concerns about lower drug prices under new U.S. Medicare program rules.
HOW WAS THE FUND POSITIONED?
During the period, the Fund employed a proprietary scoring methodology to invest in companies that the Fund’s portfolio managers believed have attractive environmental, social and governance characteristics and potential for long-term capital appreciation. The Fund’s positioning during the period was a result of that process.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Microsoft Corp.	8.1%
2.	Apple, Inc.	7.0
3.	Alphabet, Inc., Class A	4.1
4.	Mastercard, Inc., Class A	3.6
5.	Amazon.com, Inc.	2.8
6.	NVIDIA Corp.	2.8
7.	UnitedHealth Group, Inc.	2.7
8.	Costco Wholesale Corp.	2.5
9.	Boston Scientific Corp.	1.9
10.	Thermo Fisher Scientific, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Information Technology	28.8%
Health Care	15.8
Financials	14.5
Consumer Discretionary	8.9
Industrials	8.1
Communication Services	7.4
Consumer Staples	4.3
Utilities	3.3
Real Estate	3.3
Materials	3.2
Energy	1.6
Short-Term Investments	0.8

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in

40	J.P. Morgan Large Cap Funds	June 30, 2023

the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

June 30, 2023	J.P. Morgan Large Cap Funds	41

JPMorgan U.S. Sustainable Leaders Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	February 19, 2005
With Sales Charge *		11.81%	10.15%	11.26%
Without Sales Charge		18.00	11.35	11.86
CLASS C SHARES	February 19, 2005
With CDSC **		16.38	10.79	11.41
Without CDSC		17.38	10.79	11.41
CLASS I SHARES	February 28, 2003	18.29	11.63	12.14
CLASS R6 SHARES	September 30, 2020	18.33	11.65	12.16

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of the JPMorgan U.S. Sustainable Leaders Fund and the S&P 500 Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors cannot invest directly in an index.
Class I Shares have a $1,000,000 minimum initial investment.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Effective November 1, 2016, the Fund changed its investment strategies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this date might be less relevant for investors considering whether to purchase shares of the Fund.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

42	J.P. Morgan Large Cap Funds	June 30, 2023

JPMorgan U.S. Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge) *	12.43%
Russell 1000 Value Index	11.54%
Net Assets as of 6/30/2023 (In Thousands)	$4,704,905
INVESTMENT OBJECTIVE**
The JPMorgan U.S. Value Fund (the “Fund”) seeks to provide capital growth over the long term.
WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?
The Fund’s Class A Shares, without a sales charge, outperformed the Russell 1000 Value Index (the “Benchmark”) for the twelve months ended June 30, 2023.
The Fund’s security selection in the information technology and materials sectors was a leading contributor to performance relative to the Benchmark, while the Fund’s security selection in the financials and industrials sectors was a leading detractor from relative performance.
Leading individual contributors to relative performance included the Fund’s out-of-Benchmark position in TJX Cos., and its overweight positions in Axalta Coating Systems Ltd. and Vulcan Materials Co. Shares of TJX, an operator of discount retail apparel and home products chains, rose after reporting consecutive quarters of better-than-expected earnings or revenues and amid investor expectations that lower-cost retailers would have an advantage in an inflationary economy. Shares of Axalta Coating Systems, a specialty chemicals manufacturer, rose after the company reported better-than-expected results for the first quarter of 2023 and forecast better-than-expected revenue growth for the second quarter of 2023. Shares of Vulcan Materials, a construction materials manufacturer, rose after the company reported better-than-expected earnings and revenue for the first quarter of 2023.
Leading individual detractors from relative performance included the Fund’s out-of-Benchmark position in Dollar General Corp., its underweight position in JPMorgan Chase & Co. and its overweight position in Bristol-Myers Squibb Co. Shares of Dollar General, a discount retail chain, fell after the company reported lower-than-expected earnings and revenue for the first quarter of 2023 and lowered its earnings forecast. Shares of JPMorgan Chase, a banking and financial services company that the Fund is prohibited from holding because it is an affiliate, rose amid consecutive quarters of better-than-expected earnings and revenue and investor preference for large, diversified financial services companies amid volatility in the banking sector in the first half of 2023. Shares of Bristol-Myers Squibb, a pharmaceuticals manufacturer, fell amid lower-than-expected revenue for the first quarter of 2023 and investor expectations for lower drug prices under new Medicare program rules.
HOW WAS THE FUND POSITIONED?
The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franchises, strong management and the ability to grow their intrinsic value per share. The portfolio managers employed a bottom-up approach to security selection and fundamental research.
TOP TEN HOLDINGS OF THE PORTFOLIO AS OF June 30, 2023		PERCENT OF TOTAL INVESTMENTS
1.	Exxon Mobil Corp.	2.5%
2.	ConocoPhillips	2.4
3.	Wells Fargo & Co.	2.2
4.	Berkshire Hathaway, Inc., Class B	2.0
5.	Bristol-Myers Squibb Co.	1.9
6.	Air Products and Chemicals, Inc.	1.8
7.	UnitedHealth Group, Inc.	1.8
8.	BlackRock, Inc.	1.8
9.	Axalta Coating Systems Ltd.	1.8
10.	Chevron Corp.	1.7

PORTFOLIO COMPOSITION BY SECTOR AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Financials	20.6%
Health Care	17.0
Industrials	12.1
Information Technology	8.2
Energy	8.1
Consumer Discretionary	8.0
Consumer Staples	6.6
Materials	5.5
Communication Services	4.8
Utilities	4.3
Real Estate	1.2
Short-Term Investments	3.6

June 30, 2023	J.P. Morgan Large Cap Funds	43

JPMorgan U.S. Value Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**
The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.

44	J.P. Morgan Large Cap Funds	June 30, 2023

AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	September 23, 1987
With Sales Charge *		6.52%	8.43%	9.90%
Without Sales Charge		12.43	9.61	10.50
CLASS C SHARES	January 2, 1998
With CDSC **		10.86	9.06	10.05
Without CDSC		11.86	9.06	10.05
CLASS I SHARES	January 25, 1996	12.71	9.89	10.77
CLASS R2 SHARES	November 2, 2015	12.14	9.33	10.28
CLASS R3 SHARES	July 31, 2017	12.43	9.61	10.50
CLASS R4 SHARES	July 31, 2017	12.71	9.88	10.77
CLASS R5 SHARES	November 2, 2015	12.88	10.05	10.91
CLASS R6 SHARES	November 2, 2015	13.00	10.16	10.98

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.
Returns for Class R3 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R3 Shares would have been similar to those shown because Class R3 Shares have similar expenses to Class A Shares.
Returns for Class R4 Shares prior to their inception date are based on the performance of the Class I Shares. The actual returns of Class R4 Shares would have been similar to those shown because Class R4 Shares have similar expenses to Class I Shares.
Returns for Class R5 and Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 and Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan U.S. Value Fund and the Russell 1000 Value Index from
June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

June 30, 2023	J.P. Morgan Large Cap Funds	45

JPMorgan Equity Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.2%
Aerospace & Defense — 5.3%
General Dynamics Corp.	3,782	813,596
Northrop Grumman Corp.	1,200	546,754
Raytheon Technologies Corp.	12,225	1,197,603
		2,557,953
Air Freight & Logistics — 1.6%
United Parcel Service, Inc., Class B	4,418	791,935
Banks — 5.5%
Bank of America Corp.	25,640	735,604
Citigroup, Inc.	5,933	273,153
PNC Financial Services Group, Inc. (The)	4,139	521,264
US Bancorp	14,263	471,269
Wells Fargo & Co.	15,171	647,485
		2,648,775
Beverages — 2.0%
Coca-Cola Co. (The)	8,060	485,410
PepsiCo, Inc.	2,498	462,608
		948,018
Biotechnology — 2.1%
AbbVie, Inc.	5,677	764,831
Amgen, Inc.	1,114	247,412
		1,012,243
Capital Markets — 6.8%
BlackRock, Inc.	1,263	873,318
Charles Schwab Corp. (The)	8,349	473,217
CME Group, Inc.	3,824	708,508
Morgan Stanley	9,717	829,801
Northern Trust Corp.	1,439	106,673
T. Rowe Price Group, Inc.	2,174	243,529
		3,235,046
Chemicals — 4.0%
Air Products and Chemicals, Inc.	3,601	1,078,535
PPG Industries, Inc.	5,647	837,522
		1,916,057
Commercial Services & Supplies — 1.0%
Republic Services, Inc.	3,234	495,259
Consumer Finance — 2.3%
American Express Co.	4,020	700,231
Capital One Financial Corp.	3,491	381,878
		1,082,109
INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Staples Distribution & Retail — 2.8%
Sysco Corp.	8,645	641,467
Walmart, Inc.	4,419	694,541
		1,336,008
Diversified Telecommunication Services — 0.6%
Verizon Communications, Inc.	7,991	297,195
Electric Utilities — 2.5%
NextEra Energy, Inc.	10,166	754,347
Xcel Energy, Inc.	7,395	459,742
		1,214,089
Electrical Equipment — 1.2%
Eaton Corp. plc	2,921	587,472
Electronic Equipment, Instruments & Components — 0.7%
Corning, Inc.	9,767	342,215
Food Products — 1.5%
Mondelez International, Inc., Class A	9,560	697,314
Ground Transportation — 1.7%
Norfolk Southern Corp.	3,512	796,458
Health Care Equipment & Supplies — 3.2%
Abbott Laboratories	4,040	440,420
Becton Dickinson & Co.	1,694	447,154
Medtronic plc	7,279	641,336
		1,528,910
Health Care Providers & Services — 5.4%
AmerisourceBergen Corp.	2,107	405,488
Cigna Group (The)	2,106	590,878
CVS Health Corp.	6,316	436,595
UnitedHealth Group, Inc.	2,353	1,131,057
		2,564,018
Health Care REITs — 0.4%
Ventas, Inc.	4,055	191,692
Hotels, Restaurants & Leisure — 2.5%
McDonald's Corp.	2,645	789,332
Starbucks Corp.	4,003	396,464
		1,185,796
Household Products — 1.4%
Procter & Gamble Co. (The)	4,312	654,297
Industrial REITs — 0.8%
Prologis, Inc.	3,171	388,803
SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. Morgan Large Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — 4.6%
Arthur J Gallagher & Co.	1,875	411,664
Chubb Ltd.	2,779	535,126
Hartford Financial Services Group, Inc. (The)	5,079	365,754
Marsh & McLennan Cos., Inc.	1,121	210,795
MetLife, Inc.	7,232	408,812
Progressive Corp. (The)	2,178	288,365
		2,220,516
IT Services — 1.2%
Accenture plc, Class A	753	232,521
International Business Machines Corp.	2,608	348,925
		581,446
Machinery — 3.5%
Deere & Co.	1,351	547,577
Dover Corp.	5,049	745,452
Parker-Hannifin Corp.	1,021	398,226
		1,691,255
Media — 2.0%
Comcast Corp., Class A	23,644	982,419
Multi-Utilities — 2.1%
CMS Energy Corp.	5,324	312,811
Dominion Energy, Inc.	6,221	322,195
Public Service Enterprise Group, Inc.	5,585	349,647
		984,653
Office REITs — 0.5%
Alexandria Real Estate Equities, Inc.	1,119	126,943
Boston Properties, Inc.	1,862	107,233
		234,176
Oil, Gas & Consumable Fuels — 8.5%
Chevron Corp.	3,910	615,230
ConocoPhillips	12,466	1,291,659
EOG Resources, Inc.	6,679	764,353
Exxon Mobil Corp.	12,972	1,391,224
		4,062,466
Pharmaceuticals — 6.5%
Bristol-Myers Squibb Co.	18,013	1,151,936
Eli Lilly & Co.	945	443,386
Johnson & Johnson	5,581	923,698
Merck & Co., Inc.	2,086	240,690
Pfizer, Inc.	9,356	343,177
		3,102,887
INVESTMENTS	SHARES (000)	VALUE ($000)

Residential REITs — 0.5%
AvalonBay Communities, Inc.	1,176	222,556
Semiconductors & Semiconductor Equipment — 5.0%
Analog Devices, Inc.	5,157	1,004,595
Lam Research Corp.	181	116,567
NXP Semiconductors NV (China)	3,796	777,072
Texas Instruments, Inc.	2,656	478,068
		2,376,302
Software — 1.6%
Microsoft Corp.	2,194	747,259
Specialty Retail — 4.1%
Advance Auto Parts, Inc.	1,238	87,041
Best Buy Co., Inc.	3,907	320,197
Home Depot, Inc. (The)	1,934	600,612
Lowe's Cos., Inc.	662	149,382
TJX Cos., Inc. (The)	9,813	832,074
		1,989,306
Technology Hardware, Storage & Peripherals — 0.9%
Apple, Inc.	1,029	199,519
Seagate Technology Holdings plc	4,102	253,791
		453,310
Tobacco — 1.9%
Philip Morris International, Inc.	9,556	932,877
Total Common Stocks (Cost $33,493,801)		47,053,090
Short-Term Investments — 2.0%
Investment Companies — 2.0%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b) (Cost $951,325)	951,191	951,382
Total Investments — 100.2% (Cost $34,445,126)		48,004,472
Liabilities in Excess of Other Assets — (0.2)%		(113,525)
NET ASSETS — 100.0%		47,890,947

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	47

JPMorgan Equity Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
Abbreviations
REIT	Real Estate Investment Trust

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. Morgan Large Cap Funds	June 30, 2023

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.6%
Aerospace & Defense — 1.7%
Axon Enterprise, Inc. *	15	2,944
Boeing Co. (The) *	122	25,671
General Dynamics Corp.	48	10,405
Howmet Aerospace, Inc.	79	3,919
Huntington Ingalls Industries, Inc.	9	1,952
L3Harris Technologies, Inc.	41	7,973
Lockheed Martin Corp.	48	22,308
Northrop Grumman Corp.	31	13,988
Raytheon Technologies Corp.	314	30,770
Textron, Inc.	43	2,932
TransDigm Group, Inc.	11	10,031
		132,893
Air Freight & Logistics — 0.6%
CH Robinson Worldwide, Inc.	25	2,362
Expeditors International of Washington, Inc.	33	3,979
FedEx Corp.	49	12,324
United Parcel Service, Inc., Class B	156	27,929
		46,594
Automobile Components — 0.1%
Aptiv plc *	58	5,937
BorgWarner, Inc.	51	2,464
		8,401
Automobiles — 2.2%
Ford Motor Co.	845	12,783
General Motors Co.	299	11,523
Tesla, Inc. *	579	151,609
		175,915
Banks — 3.0%
Bank of America Corp.	1,490	42,762
Citigroup, Inc.	419	19,268
Citizens Financial Group, Inc.	104	2,714
Comerica, Inc.	28	1,199
Fifth Third Bancorp	146	3,836
Huntington Bancshares, Inc.	310	3,345
JPMorgan Chase & Co. (a)	628	91,369
KeyCorp	201	1,858
M&T Bank Corp.	36	4,413
PNC Financial Services Group, Inc. (The)	86	10,806
Regions Financial Corp.	202	3,595
Truist Financial Corp.	286	8,690
US Bancorp	300	9,908
INVESTMENTS	SHARES (000)	VALUE ($000)

Banks — continued
Wells Fargo & Co.	807	34,428
Zions Bancorp NA	32	855
		239,046
Beverages — 1.7%
Brown-Forman Corp., Class B	39	2,626
Coca-Cola Co. (The)	837	50,387
Constellation Brands, Inc., Class A	35	8,532
Keurig Dr Pepper, Inc.	181	5,662
Molson Coors Beverage Co., Class B	41	2,658
Monster Beverage Corp. *	164	9,435
PepsiCo, Inc.	296	54,857
		134,157
Biotechnology — 1.9%
AbbVie, Inc.	379	51,101
Amgen, Inc.	115	25,503
Biogen, Inc. *	31	8,863
Gilead Sciences, Inc.	268	20,666
Incyte Corp. *	40	2,478
Moderna, Inc. *	71	8,563
Regeneron Pharmaceuticals, Inc. *	23	16,666
Vertex Pharmaceuticals, Inc. *	55	19,485
		153,325
Broadline Retail — 3.2%
Amazon.com, Inc. *	1,919	250,161
eBay, Inc.	115	5,137
Etsy, Inc. *	26	2,244
		257,542
Building Products — 0.4%
A O Smith Corp.	27	1,948
Allegion plc	19	2,269
Carrier Global Corp.	179	8,922
Johnson Controls International plc	148	10,050
Masco Corp.	48	2,777
Trane Technologies plc	49	9,377
		35,343
Capital Markets — 2.6%
Ameriprise Financial, Inc.	22	7,439
Bank of New York Mellon Corp. (The)	154	6,873
BlackRock, Inc.	32	22,252
Cboe Global Markets, Inc.	23	3,132
Charles Schwab Corp. (The)	320	18,108
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Equity Funds	49

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Capital Markets — continued
CME Group, Inc.	77	14,329
FactSet Research Systems, Inc.	8	3,300
Franklin Resources, Inc. (b)	61	1,639
Goldman Sachs Group, Inc. (The)	72	23,052
Intercontinental Exchange, Inc.	120	13,610
Invesco Ltd.	99	1,656
MarketAxess Holdings, Inc.	8	2,117
Moody's Corp.	34	11,797
Morgan Stanley	280	23,916
MSCI, Inc.	17	8,077
Nasdaq, Inc.	73	3,629
Northern Trust Corp.	45	3,321
Raymond James Financial, Inc.	41	4,255
S&P Global, Inc.	71	28,268
State Street Corp.	72	5,258
T. Rowe Price Group, Inc.	48	5,408
		211,436
Chemicals — 1.7%
Air Products and Chemicals, Inc.	48	14,303
Albemarle Corp.	25	5,627
Celanese Corp.	21	2,491
CF Industries Holdings, Inc.	42	2,909
Corteva, Inc.	153	8,757
Dow, Inc.	152	8,098
DuPont de Nemours, Inc.	99	7,050
Eastman Chemical Co.	26	2,144
Ecolab, Inc.	53	9,942
FMC Corp.	27	2,805
International Flavors & Fragrances, Inc.	55	4,365
Linde plc	105	40,110
LyondellBasell Industries NV, Class A	55	5,009
Mosaic Co. (The)	71	2,499
PPG Industries, Inc.	51	7,505
Sherwin-Williams Co. (The)	50	13,396
		137,010
Commercial Services & Supplies — 0.5%
Cintas Corp.	18	9,238
Copart, Inc. *	92	8,411
Republic Services, Inc.	44	6,769
Rollins, Inc.	50	2,132
Waste Management, Inc.	80	13,802
		40,352
INVESTMENTS	SHARES (000)	VALUE ($000)

Communications Equipment — 0.9%
Arista Networks, Inc. *	54	8,700
Cisco Systems, Inc.	880	45,558
F5, Inc. *	13	1,901
Juniper Networks, Inc.	69	2,166
Motorola Solutions, Inc.	36	10,574
		68,899
Construction & Engineering — 0.1%
Quanta Services, Inc.	31	6,131
Construction Materials — 0.2%
Martin Marietta Materials, Inc.	13	6,150
Vulcan Materials Co.	29	6,449
		12,599
Consumer Finance — 0.5%
American Express Co.	128	22,267
Capital One Financial Corp.	82	8,977
Discover Financial Services	55	6,379
Synchrony Financial	92	3,125
		40,748
Consumer Staples Distribution & Retail — 1.8%
Costco Wholesale Corp.	95	51,329
Dollar General Corp.	47	7,997
Dollar Tree, Inc. *	45	6,414
Kroger Co. (The)	140	6,598
Sysco Corp.	109	8,082
Target Corp.	99	13,088
Walgreens Boots Alliance, Inc.	154	4,386
Walmart, Inc.	302	47,395
		145,289
Containers & Packaging — 0.2%
Amcor plc	316	3,157
Avery Dennison Corp.	17	2,981
Ball Corp.	68	3,936
International Paper Co.	75	2,373
Packaging Corp. of America	19	2,555
Sealed Air Corp.	31	1,242
WestRock Co.	55	1,601
		17,845
Distributors — 0.1%
Genuine Parts Co.	30	5,112
SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. Morgan Equity Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Distributors — continued
LKQ Corp.	55	3,181
Pool Corp.	8	3,144
		11,437
Diversified Telecommunication Services — 0.7%
AT&T, Inc.	1,537	24,513
Verizon Communications, Inc.	904	33,611
		58,124
Electric Utilities — 1.7%
Alliant Energy Corp.	54	2,836
American Electric Power Co., Inc.	111	9,318
Constellation Energy Corp.	70	6,385
Duke Energy Corp.	166	14,867
Edison International	82	5,718
Entergy Corp.	46	4,426
Evergy, Inc.	49	2,885
Eversource Energy	75	5,318
Exelon Corp.	214	8,711
FirstEnergy Corp.	117	4,549
NextEra Energy, Inc.	435	32,276
NRG Energy, Inc.	50	1,851
PG&E Corp. *	348	6,005
Pinnacle West Capital Corp.	24	1,983
PPL Corp.	158	4,193
Southern Co. (The)	234	16,468
Xcel Energy, Inc.	118	7,356
		135,145
Electrical Equipment — 0.6%
AMETEK, Inc.	49	8,021
Eaton Corp. plc	86	17,232
Emerson Electric Co.	123	11,105
Generac Holdings, Inc. *	13	1,994
Rockwell Automation, Inc.	25	8,136
		46,488
Electronic Equipment, Instruments & Components — 0.6%
Amphenol Corp., Class A	128	10,872
CDW Corp.	29	5,317
Corning, Inc.	165	5,763
Keysight Technologies, Inc. *	38	6,413
TE Connectivity Ltd.	68	9,495
Teledyne Technologies, Inc. *	10	4,158
INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — continued
Trimble, Inc. *	53	2,819
Zebra Technologies Corp., Class A *	11	3,271
		48,108
Energy Equipment & Services — 0.4%
Baker Hughes Co.	218	6,879
Halliburton Co.	194	6,399
Schlumberger NV	306	15,051
		28,329
Entertainment — 1.4%
Activision Blizzard, Inc. *	154	12,965
Electronic Arts, Inc.	56	7,264
Live Nation Entertainment, Inc. *	31	2,819
Netflix, Inc. *	95	42,096
Take-Two Interactive Software, Inc. *	34	5,016
Walt Disney Co. (The) *	393	35,072
Warner Bros Discovery, Inc. *	477	5,976
		111,208
Financial Services — 4.2%
Berkshire Hathaway, Inc., Class B *	383	130,729
Fidelity National Information Services, Inc.	127	6,967
Fiserv, Inc. *	133	16,741
FleetCor Technologies, Inc. *	16	3,985
Global Payments, Inc.	56	5,548
Jack Henry & Associates, Inc.	16	2,622
Mastercard, Inc., Class A	180	70,749
PayPal Holdings, Inc. *	240	16,005
Visa, Inc., Class A (b)	348	82,615
		335,961
Food Products — 1.0%
Archer-Daniels-Midland Co.	117	8,847
Bunge Ltd.	32	3,055
Campbell Soup Co.	43	1,972
Conagra Brands, Inc.	103	3,457
General Mills, Inc.	126	9,685
Hershey Co. (The)	32	7,906
Hormel Foods Corp.	62	2,504
J M Smucker Co. (The)	23	3,385
Kellogg Co.	55	3,725
Kraft Heinz Co. (The)	172	6,088
Lamb Weston Holdings, Inc.	31	3,601
McCormick & Co., Inc. (Non-Voting) (b)	54	4,704
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Equity Funds	51

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Food Products — continued
Mondelez International, Inc., Class A	293	21,354
Tyson Foods, Inc., Class A	61	3,134
		83,417
Gas Utilities — 0.0% ^
Atmos Energy Corp.	31	3,614
Ground Transportation — 0.8%
CSX Corp.	437	14,904
JB Hunt Transport Services, Inc.	18	3,227
Norfolk Southern Corp.	49	11,097
Old Dominion Freight Line, Inc.	19	7,147
Union Pacific Corp.	131	26,820
		63,195
Health Care Equipment & Supplies — 2.9%
Abbott Laboratories	374	40,755
Align Technology, Inc. *	15	5,410
Baxter International, Inc.	109	4,955
Becton Dickinson & Co.	61	16,120
Boston Scientific Corp. *	309	16,718
Cooper Cos., Inc. (The)	11	4,077
Dentsply Sirona, Inc.	46	1,828
Dexcom, Inc. *	83	10,709
Edwards Lifesciences Corp. *	130	12,293
GE HealthCare Technologies, Inc.	84	6,829
Hologic, Inc. *	53	4,284
IDEXX Laboratories, Inc. *	18	8,962
Insulet Corp. *	15	4,320
Intuitive Surgical, Inc. *	75	25,758
Medtronic plc	286	25,198
ResMed, Inc.	32	6,902
STERIS plc	21	4,802
Stryker Corp.	73	22,158
Teleflex, Inc.	10	2,444
Zimmer Biomet Holdings, Inc.	45	6,528
		231,050
Health Care Providers & Services — 2.9%
AmerisourceBergen Corp.	35	6,701
Cardinal Health, Inc.	55	5,176
Centene Corp. *	118	7,957
Cigna Group (The)	64	17,848
CVS Health Corp.	276	19,053
DaVita, Inc. *	12	1,195
Elevance Health, Inc.	51	22,642
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care Providers & Services — continued
HCA Healthcare, Inc.	44	13,461
Henry Schein, Inc. *	28	2,284
Humana, Inc.	27	12,010
Laboratory Corp. of America Holdings	19	4,597
McKesson Corp.	29	12,456
Molina Healthcare, Inc. *	12	3,775
Quest Diagnostics, Inc.	24	3,384
UnitedHealth Group, Inc.	200	96,201
Universal Health Services, Inc., Class B	13	2,134
		230,874
Health Care REITs — 0.2%
Healthpeak Properties, Inc.	117	2,364
Ventas, Inc.	86	4,065
Welltower, Inc.	107	8,643
		15,072
Hotel & Resort REITs — 0.0% ^
Host Hotels & Resorts, Inc.	153	2,573
Hotels, Restaurants & Leisure — 2.1%
Booking Holdings, Inc. *	8	21,441
Caesars Entertainment, Inc. *	46	2,358
Carnival Corp. * (b)	216	4,066
Chipotle Mexican Grill, Inc. *	6	12,686
Darden Restaurants, Inc.	26	4,344
Domino's Pizza, Inc.	8	2,560
Expedia Group, Inc. *	31	3,353
Hilton Worldwide Holdings, Inc.	57	8,280
Las Vegas Sands Corp. *	71	4,098
Marriott International, Inc., Class A	55	10,182
McDonald's Corp.	157	46,837
MGM Resorts International	65	2,851
Norwegian Cruise Line Holdings Ltd. * (b)	91	1,985
Royal Caribbean Cruises Ltd. *	47	4,905
Starbucks Corp.	247	24,413
Wynn Resorts Ltd.	22	2,351
Yum! Brands, Inc.	60	8,343
		165,053
Household Durables — 0.4%
DR Horton, Inc.	67	8,120
Garmin Ltd.	33	3,431
Lennar Corp., Class A	54	6,836
Mohawk Industries, Inc. *	11	1,172
Newell Brands, Inc.	81	705
SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. Morgan Equity Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Household Durables — continued
NVR, Inc. *	1	4,166
PulteGroup, Inc.	48	3,728
Whirlpool Corp.	12	1,751
		29,909
Household Products — 1.4%
Church & Dwight Co., Inc.	52	5,263
Clorox Co. (The)	27	4,227
Colgate-Palmolive Co.	178	13,739
Kimberly-Clark Corp.	73	10,014
Procter & Gamble Co. (The)	507	76,886
		110,129
Independent Power and Renewable Electricity Producers — 0.0% ^
AES Corp. (The)	144	2,983
Industrial Conglomerates — 0.8%
3M Co.	119	11,870
General Electric Co.	234	25,716
Honeywell International, Inc.	143	29,684
		67,270
Industrial REITs — 0.3%
Prologis, Inc.	199	24,345
Insurance — 2.1%
Aflac, Inc.	118	8,251
Allstate Corp. (The)	56	6,161
American International Group, Inc.	156	8,953
Aon plc, Class A	44	15,157
Arch Capital Group Ltd. *	80	5,993
Arthur J Gallagher & Co.	46	10,111
Assurant, Inc.	11	1,437
Brown & Brown, Inc.	51	3,484
Chubb Ltd.	89	17,145
Cincinnati Financial Corp.	34	3,289
Everest Re Group Ltd.	9	3,151
Globe Life, Inc.	19	2,094
Hartford Financial Services Group, Inc. (The)	67	4,803
Lincoln National Corp.	33	854
Loews Corp.	41	2,415
Marsh & McLennan Cos., Inc.	106	20,003
MetLife, Inc.	138	7,818
Principal Financial Group, Inc.	49	3,681
Progressive Corp. (The)	126	16,658
Prudential Financial, Inc.	78	6,922
INVESTMENTS	SHARES (000)	VALUE ($000)

Insurance — continued
Travelers Cos., Inc. (The)	50	8,623
Willis Towers Watson plc	23	5,387
WR Berkley Corp.	43	2,571
		164,961
Interactive Media & Services — 5.3%
Alphabet, Inc., Class A *	1,277	152,879
Alphabet, Inc., Class C *	1,099	132,900
Match Group, Inc. *	60	2,505
Meta Platforms, Inc., Class A *	475	136,478
		424,762
IT Services — 1.2%
Accenture plc, Class A	136	41,894
Akamai Technologies, Inc. *	33	2,941
Cognizant Technology Solutions Corp., Class A	109	7,122
DXC Technology Co. *	49	1,308
EPAM Systems, Inc. *	12	2,798
Gartner, Inc. *	17	5,952
International Business Machines Corp.	195	26,121
VeriSign, Inc. *	20	4,399
		92,535
Leisure Products — 0.0% ^
Hasbro, Inc.	28	1,814
Life Sciences Tools & Services — 1.6%
Agilent Technologies, Inc.	63	7,644
Bio-Rad Laboratories, Inc., Class A *	4	1,740
Bio-Techne Corp.	34	2,763
Charles River Laboratories International, Inc. *	11	2,313
Danaher Corp.	143	34,265
Illumina, Inc. *	34	6,372
IQVIA Holdings, Inc. *	40	8,966
Mettler-Toledo International, Inc. *	5	6,209
Revvity, Inc.	27	3,203
Thermo Fisher Scientific, Inc.	83	43,265
Waters Corp. *	13	3,383
West Pharmaceutical Services, Inc.	16	6,105
		126,228
Machinery — 1.8%
Caterpillar, Inc.	111	27,260
Cummins, Inc.	30	7,461
Deere & Co.	58	23,488
Dover Corp.	30	4,439
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Equity Funds	53

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Machinery — continued
Fortive Corp.	76	5,683
IDEX Corp.	16	3,497
Illinois Tool Works, Inc.	59	14,873
Ingersoll Rand, Inc.	87	5,684
Nordson Corp.	12	2,872
Otis Worldwide Corp.	89	7,908
PACCAR, Inc.	112	9,397
Parker-Hannifin Corp.	28	10,758
Pentair plc	36	2,291
Snap-on, Inc.	11	3,279
Stanley Black & Decker, Inc.	33	3,085
Westinghouse Air Brake Technologies Corp.	39	4,241
Xylem, Inc.	51	5,793
		142,009
Media — 0.7%
Charter Communications, Inc., Class A *	22	8,205
Comcast Corp., Class A	894	37,153
Fox Corp., Class A	58	1,967
Fox Corp., Class B	30	937
Interpublic Group of Cos., Inc. (The)	83	3,202
News Corp., Class A	82	1,597
News Corp., Class B	25	498
Omnicom Group, Inc.	43	4,081
Paramount Global, Class B (b)	109	1,734
		59,374
Metals & Mining — 0.4%
Freeport-McMoRan, Inc.	308	12,325
Newmont Corp.	171	7,288
Nucor Corp.	54	8,856
Steel Dynamics, Inc.	34	3,761
		32,230
Multi-Utilities — 0.7%
Ameren Corp.	56	4,611
CenterPoint Energy, Inc.	136	3,954
CMS Energy Corp.	63	3,684
Consolidated Edison, Inc.	74	6,734
Dominion Energy, Inc.	180	9,307
DTE Energy Co.	44	4,875
NiSource, Inc.	89	2,429
Public Service Enterprise Group, Inc.	107	6,716
INVESTMENTS	SHARES (000)	VALUE ($000)

Multi-Utilities — continued
Sempra Energy	68	9,848
WEC Energy Group, Inc.	68	5,984
		58,142
Office REITs — 0.1%
Alexandria Real Estate Equities, Inc.	34	3,841
Boston Properties, Inc.	31	1,767
		5,608
Oil, Gas & Consumable Fuels — 3.7%
APA Corp.	66	2,267
Chevron Corp.	375	58,949
ConocoPhillips	260	26,953
Coterra Energy, Inc.	163	4,120
Devon Energy Corp.	138	6,669
Diamondback Energy, Inc.	39	5,114
EOG Resources, Inc.	126	14,389
EQT Corp. (b)	78	3,198
Exxon Mobil Corp.	869	93,217
Hess Corp.	59	8,076
Kinder Morgan, Inc.	424	7,301
Marathon Oil Corp.	133	3,056
Marathon Petroleum Corp.	91	10,635
Occidental Petroleum Corp.	154	9,082
ONEOK, Inc.	96	5,937
Phillips 66	99	9,409
Pioneer Natural Resources Co. (b)	50	10,410
Targa Resources Corp.	49	3,698
Valero Energy Corp.	78	9,116
Williams Cos., Inc. (The)	262	8,545
		300,141
Passenger Airlines — 0.2%
Alaska Air Group, Inc. *	27	1,462
American Airlines Group, Inc. *	140	2,518
Delta Air Lines, Inc. *	138	6,569
Southwest Airlines Co.	128	4,632
United Airlines Holdings, Inc. *	71	3,869
		19,050
Personal Care Products — 0.1%
Estee Lauder Cos., Inc. (The), Class A	50	9,789
Pharmaceuticals — 4.1%
Bristol-Myers Squibb Co.	452	28,882
Catalent, Inc. *	39	1,679
SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. Morgan Equity Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Pharmaceuticals — continued
Eli Lilly & Co.	169	79,436
Johnson & Johnson	559	92,471
Merck & Co., Inc.	545	62,944
Organon & Co.	55	1,141
Pfizer, Inc.	1,213	44,515
Viatris, Inc.	258	2,573
Zoetis, Inc.	99	17,108
		330,749
Professional Services — 0.8%
Automatic Data Processing, Inc.	89	19,520
Broadridge Financial Solutions, Inc.	25	4,201
Ceridian HCM Holding, Inc. *	33	2,232
CoStar Group, Inc. *	88	7,816
Equifax, Inc.	26	6,204
Jacobs Solutions, Inc.	27	3,242
Leidos Holdings, Inc.	30	2,609
Paychex, Inc.	69	7,716
Paycom Software, Inc.	11	3,357
Robert Half International, Inc.	23	1,743
Verisk Analytics, Inc. (b)	31	7,036
		65,676
Real Estate Management & Development — 0.1%
CBRE Group, Inc., Class A *	67	5,393
Residential REITs — 0.3%
AvalonBay Communities, Inc.	31	5,778
Camden Property Trust	23	2,499
Equity Residential	73	4,836
Essex Property Trust, Inc.	14	3,233
Invitation Homes, Inc.	125	4,299
Mid-America Apartment Communities, Inc.	25	3,808
UDR, Inc.	66	2,858
		27,311
Retail REITs — 0.3%
Federal Realty Investment Trust	16	1,526
Kimco Realty Corp.	133	2,628
Realty Income Corp.	145	8,653
Regency Centers Corp.	33	2,044
Simon Property Group, Inc.	70	8,118
		22,969
Semiconductors & Semiconductor Equipment — 7.3%
Advanced Micro Devices, Inc. *	346	39,435
INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued
Analog Devices, Inc.	109	21,185
Applied Materials, Inc.	182	26,260
Broadcom, Inc.	90	77,747
Enphase Energy, Inc. *	29	4,934
First Solar, Inc. *	21	4,060
Intel Corp.	897	29,985
KLA Corp.	30	14,306
Lam Research Corp.	29	18,566
Microchip Technology, Inc.	118	10,550
Micron Technology, Inc.	235	14,848
Monolithic Power Systems, Inc.	10	5,232
NVIDIA Corp.	532	224,906
NXP Semiconductors NV (China)	56	11,429
ON Semiconductor Corp. *	93	8,781
Qorvo, Inc. *	21	2,191
QUALCOMM, Inc.	239	28,508
Skyworks Solutions, Inc.	34	3,787
SolarEdge Technologies, Inc. *	12	3,259
Teradyne, Inc.	33	3,711
Texas Instruments, Inc.	195	35,127
		588,807
Software — 10.3%
Adobe, Inc. *	99	48,219
ANSYS, Inc. *	19	6,153
Autodesk, Inc. *	46	9,420
Cadence Design Systems, Inc. *	59	13,748
Fair Isaac Corp. *	5	4,348
Fortinet, Inc. *	140	10,590
Gen Digital, Inc.	122	2,268
Intuit, Inc.	60	27,634
Microsoft Corp.	1,598	544,342
Oracle Corp.	331	39,398
Palo Alto Networks, Inc. * (b)	65	16,622
PTC, Inc. *	23	3,259
Roper Technologies, Inc.	23	11,018
Salesforce, Inc. *	210	44,463
ServiceNow, Inc. *	44	24,614
Synopsys, Inc. *	33	14,256
Tyler Technologies, Inc. *	9	3,754
		824,106
Specialized REITs — 1.1%
American Tower Corp.	100	19,431
Crown Castle, Inc.	93	10,623
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Equity Funds	55

JPMorgan Equity Index Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialized REITs — continued
Digital Realty Trust, Inc. (b)	63	7,132
Equinix, Inc.	20	15,761
Extra Space Storage, Inc.	29	4,321
Iron Mountain, Inc.	63	3,562
Public Storage	34	9,929
SBA Communications Corp.	23	5,398
VICI Properties, Inc.	216	6,785
Weyerhaeuser Co.	157	5,275
		88,217
Specialty Retail — 2.1%
Advance Auto Parts, Inc.	13	898
AutoZone, Inc. *	4	9,861
Bath & Body Works, Inc.	49	1,846
Best Buy Co., Inc.	42	3,429
CarMax, Inc. * (b)	34	2,847
Home Depot, Inc. (The)	218	67,627
Lowe's Cos., Inc.	128	28,935
O'Reilly Automotive, Inc. *	13	12,503
Ross Stores, Inc.	73	8,245
TJX Cos., Inc. (The)	247	20,990
Tractor Supply Co.	24	5,208
Ulta Beauty, Inc. *	11	5,067
		167,456
Technology Hardware, Storage & Peripherals — 7.9%
Apple, Inc.	3,179	616,523
Hewlett Packard Enterprise Co.	279	4,680
HP, Inc.	186	5,723
NetApp, Inc.	46	3,513
Seagate Technology Holdings plc	41	2,562
Western Digital Corp. *	69	2,609
		635,610
Textiles, Apparel & Luxury Goods — 0.4%
NIKE, Inc., Class B	265	29,234
Ralph Lauren Corp.	9	1,089
Tapestry, Inc.	50	2,133
VF Corp.	71	1,356
		33,812
Tobacco — 0.6%
Altria Group, Inc.	384	17,383
Philip Morris International, Inc.	333	32,575
		49,958
INVESTMENTS	SHARES (000)	VALUE ($000)

Trading Companies & Distributors — 0.3%
Fastenal Co.	123	7,241
United Rentals, Inc.	15	6,581
WW Grainger, Inc.	9	7,569
		21,391
Water Utilities — 0.1%
American Water Works Co., Inc.	42	5,973
Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc. *	124	17,198
Total Common Stocks (Cost $3,630,221)		7,989,078
	NO. OF RIGHTS (000)
Rights — 0.0% ^
Health Care Equipment & Supplies — 0.0% ^
ABIOMED, Inc., CVR ‡ * (Cost $10)	10	10
	SHARES (000)
Short-Term Investments — 1.9%
Investment Companies — 0.3%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.97% (c) (d) (Cost $27,916)	27,916	27,916
Investment of Cash Collateral from Securities Loaned — 1.6%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (c) (d)	110,931	110,942
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (c) (d)	13,746	13,746
Total Investment of Cash Collateral from Securities Loaned (Cost $124,693)		124,688
Total Short-Term Investments (Cost $152,609)		152,604
Total Investments — 101.5% (Cost $3,782,840)		8,141,692
Liabilities in Excess of Other Assets — (1.5)%		(119,553)
NET ASSETS — 100.0%		8,022,139

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. Morgan Equity Funds	June 30, 2023

Abbreviations
CVR	Contingent Value Rights
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, tracks.
(b)	The security or a portion of this security is on loan at June 30, 2023. The total value of securities on loan at June 30, 2023 is $123,854.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2023.
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	154	09/15/2023	USD	34,546	1,015

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Equity Funds	57

JPMorgan Equity Premium Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 85.8%
Aerospace & Defense — 1.6%
General Dynamics Corp.	93	20,080
Raytheon Technologies Corp.	473	46,368
Textron, Inc.	379	25,612
		92,060
Air Freight & Logistics — 1.6%
FedEx Corp.	56	13,945
United Parcel Service, Inc., Class B	434	77,670
		91,615
Banks — 0.7%
US Bancorp	1,279	42,244
Beverages — 3.3%
Coca-Cola Co. (The)	1,317	79,287
Constellation Brands, Inc., Class A	96	23,607
Monster Beverage Corp. *	130	7,498
PepsiCo, Inc.	451	83,518
		193,910
Biotechnology — 3.4%
AbbVie, Inc.	571	76,896
Biogen, Inc. *	26	7,380
Regeneron Pharmaceuticals, Inc. *	69	49,769
Vertex Pharmaceuticals, Inc. *	188	66,322
		200,367
Broadline Retail — 1.7%
Amazon.com, Inc. *	747	97,314
Building Products — 1.3%
Trane Technologies plc	410	78,427
Capital Markets — 2.7%
CME Group, Inc.	386	71,457
Intercontinental Exchange, Inc.	242	27,407
Raymond James Financial, Inc.	135	13,986
S&P Global, Inc.	107	42,944
		155,794
Chemicals — 3.2%
Air Products and Chemicals, Inc.	227	67,920
Dow, Inc.	374	19,910
Linde plc	187	71,120
LyondellBasell Industries NV, Class A	192	17,666
PPG Industries, Inc.	85	12,636
		189,252
INVESTMENTS	SHARES (000)	VALUE ($000)

Communications Equipment — 0.2%
Motorola Solutions, Inc.	37	10,865
Consumer Finance — 0.8%
American Express Co.	268	46,695
Consumer Staples Distribution & Retail — 2.0%
Costco Wholesale Corp.	148	79,852
Walmart, Inc.	217	34,020
		113,872
Containers & Packaging — 0.2%
Avery Dennison Corp.	58	10,017
Electric Utilities — 2.1%
NextEra Energy, Inc.	720	53,435
PG&E Corp. *	996	17,213
Xcel Energy, Inc.	837	51,991
		122,639
Electrical Equipment — 1.3%
Eaton Corp. plc	379	76,175
Electronic Equipment, Instruments & Components — 0.6%
Keysight Technologies, Inc. *	224	37,461
Entertainment — 0.1%
Netflix, Inc. *	7	3,238
Financial Services — 5.1%
Berkshire Hathaway, Inc., Class B *	117	39,988
FleetCor Technologies, Inc. *	130	32,651
Jack Henry & Associates, Inc.	314	52,545
Mastercard, Inc., Class A	225	88,574
Visa, Inc., Class A (a)	353	83,685
		297,443
Food Products — 2.1%
Hershey Co. (The)	337	84,040
Mondelez International, Inc., Class A	492	35,910
		119,950
Ground Transportation — 2.7%
CSX Corp.	906	30,906
Norfolk Southern Corp.	185	41,921
Old Dominion Freight Line, Inc.	147	54,393
Union Pacific Corp.	136	27,806
		155,026
Health Care Equipment & Supplies — 0.3%
Boston Scientific Corp. *	362	19,566
SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. Morgan Large Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — 2.5%
Centene Corp. *	187	12,594
Elevance Health, Inc.	64	28,391
Humana, Inc.	63	28,230
UnitedHealth Group, Inc.	160	77,171
		146,386
Hotels, Restaurants & Leisure — 3.3%
Booking Holdings, Inc. *	14	36,230
Chipotle Mexican Grill, Inc. *	36	77,847
McDonald's Corp.	36	10,748
Yum! Brands, Inc.	497	68,845
		193,670
Household Products — 3.4%
Colgate-Palmolive Co.	985	75,916
Kimberly-Clark Corp.	320	44,235
Procter & Gamble Co. (The)	502	76,114
		196,265
Industrial Conglomerates — 1.3%
Honeywell International, Inc.	378	78,367
Industrial REITs — 0.7%
Prologis, Inc.	325	39,868
Insurance — 2.8%
Globe Life, Inc.	46	5,002
Progressive Corp. (The)	632	83,629
Travelers Cos., Inc. (The)	418	72,646
		161,277
Interactive Media & Services — 2.2%
Alphabet, Inc., Class A *	624	74,749
Meta Platforms, Inc., Class A *	191	54,709
		129,458
IT Services — 2.4%
Accenture plc, Class A	271	83,716
Cognizant Technology Solutions Corp., Class A	670	43,702
VeriSign, Inc. *	53	11,949
		139,367
Life Sciences Tools & Services — 1.4%
Danaher Corp.	56	13,590
Thermo Fisher Scientific, Inc.	129	67,135
		80,725
INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — 1.7%
Deere & Co.	70	28,314
Dover Corp.	315	46,623
Otis Worldwide Corp.	240	21,343
		96,280
Media — 1.8%
Charter Communications, Inc., Class A *	51	18,626
Comcast Corp., Class A	2,042	84,863
		103,489
Multi-Utilities — 2.6%
Ameren Corp.	424	34,608
CMS Energy Corp.	427	25,079
Dominion Energy, Inc.	285	14,773
Public Service Enterprise Group, Inc.	1,183	74,044
Sempra Energy	35	5,176
		153,680
Oil, Gas & Consumable Fuels — 2.4%
Chevron Corp.	151	23,757
ConocoPhillips	484	50,163
EOG Resources, Inc.	324	37,039
Exxon Mobil Corp.	262	28,163
		139,122
Personal Care Products — 0.0% ^
Kenvue, Inc. * (a)	114	2,998
Pharmaceuticals — 3.9%
Bristol-Myers Squibb Co.	1,120	71,667
Eli Lilly & Co.	157	73,491
Johnson & Johnson	217	35,940
Merck & Co., Inc.	380	43,833
		224,931
Professional Services — 0.2%
Automatic Data Processing, Inc.	20	4,438
Booz Allen Hamilton Holding Corp.	79	8,812
		13,250
Residential REITs — 0.7%
Sun Communities, Inc.	166	21,646
UDR, Inc.	384	16,487
		38,133
Semiconductors & Semiconductor Equipment — 4.3%
Analog Devices, Inc.	332	64,713
ASML Holding NV (Registered), NYRS (Netherlands)	54	38,826
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	59

JPMorgan Equity Premium Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — continued
NXP Semiconductors NV (China)	338	69,183
Texas Instruments, Inc.	435	78,254
		250,976
Software — 5.8%
Adobe, Inc. *	202	98,870
Cadence Design Systems, Inc. *	113	26,417
Intuit, Inc.	171	78,385
Microsoft Corp.	283	96,502
ServiceNow, Inc. *	24	13,497
Synopsys, Inc. *	54	23,424
		337,095
Specialized REITs — 1.8%
American Tower Corp.	24	4,735
Equinix, Inc.	67	52,396
SBA Communications Corp.	213	49,400
		106,531
Specialty Retail — 2.6%
AutoZone, Inc. *	16	40,694
Best Buy Co., Inc.	66	5,404
Lowe's Cos., Inc.	354	79,842
O'Reilly Automotive, Inc. *	16	15,225
TJX Cos., Inc. (The)	92	7,799
Ulta Beauty, Inc. *	3	1,619
		150,583
Technology Hardware, Storage & Peripherals — 0.2%
Apple, Inc.	59	11,501
Textiles, Apparel & Luxury Goods — 0.2%
NIKE, Inc., Class B	110	12,181
Tobacco — 0.4%
Altria Group, Inc.	198	8,944
Philip Morris International, Inc.	161	15,753
		24,697
Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc. *	85	11,817
Total Common Stocks (Cost $4,541,987)		4,996,577
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Equity-Linked Notes — 13.3%
Barclays Bank plc, ELN, 44.00%, 7/12/2023, (linked to S&P 500 Index) (United Kingdom) (b)	13	44,564
BNP Paribas, ELN, 39.10%, 7/17/2023, (linked to S&P 500 Index) (b)	12	47,281
BNP Paribas, ELN, 40.39%, 8/4/2023, (linked to S&P 500 Index) (b)	12	50,875
BNP Paribas, ELN, 42.16%, 8/7/2023, (linked to S&P 500 Index) (b)	12	50,630
BNP Paribas, ELN, 43.03%, 7/31/2023, (linked to S&P 500 Index) (b)	13	56,823
BofA Finance LLC, ELN, 38.80%, 7/18/2023, (linked to S&P 500 Index) (b)	12	48,346
BofA Finance LLC, ELN, 40.10%, 7/14/2023, (linked to S&P 500 Index) (b)	12	48,239
BofA Finance LLC, ELN, 40.90%, 7/28/2023, (linked to S&P 500 Index) (b)	13	57,803
GS Finance Corp., ELN, 44.60%, 7/10/2023, (linked to S&P 500 Index) (b)	13	44,260
GS Finance Corp., ELN, 45.85%, 7/11/2023, (linked to S&P 500 Index) (b)	13	42,540
National Bank of Canada, ELN, 41.60%, 7/24/2023, (linked to S&P 500 Index) (b)	13	57,557
Royal Bank of Canada, ELN, 41.27%, 8/1/2023, (linked to S&P 500 Index) (Canada) (b)	13	57,137
Royal Bank of Canada, ELN, 42.13%, 8/8/2023, (linked to S&P 500 Index) (Canada) (b)	12	51,173
Royal Bank of Canada, ELN, 42.31%, 7/21/2023, (linked to S&P 500 Index) (Canada) (b)	13	57,440
Royal Bank of Canada, ELN, 45.51%, 7/25/2023, (linked to S&P 500 Index) (Canada) (b)	13	58,705
Total Equity-Linked Notes (Cost $815,972)		773,373
	SHARES (000)
Short-Term Investments — 3.2%
Investment Companies — 2.0%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (c) (d) (Cost $113,862)	113,839	113,862
Investment of Cash Collateral from Securities Loaned — 1.2%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (c) (d)	60,988	60,994
SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. Morgan Large Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — continued
Investment of Cash Collateral from Securities Loaned — continued
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (c) (d)	8,789	8,789
Total Investment of Cash Collateral from Securities Loaned (Cost $69,783)		69,783
Total Short-Term Investments (Cost $183,645)		183,645
Total Investments — 102.3% (Cost $5,541,604)		5,953,595
Liabilities in Excess of Other Assets — (2.3)%		(131,477)
NET ASSETS — 100.0%		5,822,118

Percentages indicated are based on net assets.

Abbreviations
ELN	Equity-Linked Note
NYRS	New York Registry Shares
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2023. The total value of securities on loan at June 30, 2023 is $69,297.
(b)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(c)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(d)	The rate shown is the current yield as of June 30, 2023.
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	115	09/15/2023	USD	25,797	530

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	61

JPMorgan Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.6%
Aerospace & Defense — 1.3%
Howmet Aerospace, Inc.	319	15,812
Raytheon Technologies Corp.	1,326	129,914
Textron, Inc.	822	55,551
		201,277
Air Freight & Logistics — 1.1%
FedEx Corp.	182	45,073
United Parcel Service, Inc., Class B (a)	751	134,654
		179,727
Automobile Components — 0.2%
Aptiv plc *	334	34,074
Automobiles — 1.7%
Tesla, Inc. * (a)	1,031	269,948
Banks — 3.4%
Bank of America Corp.	5,834	167,367
Citigroup, Inc.	965	44,446
Fifth Third Bancorp	1,415	37,084
Truist Financial Corp.	2,333	70,796
US Bancorp	2,432	80,337
Wells Fargo & Co. (a)	3,298	140,778
		540,808
Beverages — 2.4%
Coca-Cola Co. (The) (a)	2,831	170,465
Constellation Brands, Inc., Class A	206	50,597
Monster Beverage Corp. *	321	18,461
PepsiCo, Inc. (a)	795	147,267
		386,790
Biotechnology — 2.7%
AbbVie, Inc.	1,308	176,206
Biogen, Inc. * (a)	168	47,950
BioMarin Pharmaceutical, Inc. *	128	11,088
Neurocrine Biosciences, Inc. *	89	8,404
Regeneron Pharmaceuticals, Inc. *	115	82,529
Sarepta Therapeutics, Inc. *	130	14,892
Vertex Pharmaceuticals, Inc. *	266	93,598
		434,667
Broadline Retail — 3.5%
Amazon.com, Inc. * (a)	4,345	566,434
INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 0.9%
Masco Corp.	646	37,046
Trane Technologies plc	516	98,805
		135,851
Capital Markets — 2.5%
Charles Schwab Corp. (The)	289	16,371
CME Group, Inc.	519	96,151
Intercontinental Exchange, Inc.	594	67,147
Morgan Stanley	860	73,497
Raymond James Financial, Inc.	518	53,777
S&P Global, Inc.	193	77,322
State Street Corp.	318	23,277
		407,542
Chemicals — 2.1%
Air Products and Chemicals, Inc.	164	49,133
Dow, Inc.	1,067	56,843
Eastman Chemical Co.	481	40,229
Linde plc	283	107,832
LyondellBasell Industries NV, Class A	316	29,027
PPG Industries, Inc.	305	45,253
		328,317
Commercial Services & Supplies — 0.2%
Cintas Corp. (a)	66	32,768
Communications Equipment — 0.2%
Motorola Solutions, Inc.	118	34,749
Consumer Finance — 0.2%
American Express Co.	222	38,715
Consumer Staples Distribution & Retail — 1.0%
Costco Wholesale Corp. (a)	293	157,792
Distributors — 0.1%
LKQ Corp.	256	14,918
Diversified Telecommunication Services — 0.1%
AT&T, Inc.	730	11,639
Electric Utilities — 1.3%
NextEra Energy, Inc. (a)	1,790	132,834
PG&E Corp. *	3,880	67,044
		199,878
Electrical Equipment — 0.7%
Eaton Corp. plc	528	106,249
SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. Morgan Large Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Electronic Equipment, Instruments & Components — 0.2%
Corning, Inc.	526	18,441
Keysight Technologies, Inc. *	103	17,204
		35,645
Energy Equipment & Services — 0.1%
Baker Hughes Co.	732	23,139
Entertainment — 0.7%
Netflix, Inc. * (a)	244	107,685
Financial Services — 4.3%
Berkshire Hathaway, Inc., Class B * (a)	649	221,153
FleetCor Technologies, Inc. *	224	56,153
Mastercard, Inc., Class A (a)	616	242,331
Visa, Inc., Class A (a)	736	174,838
		694,475
Food Products — 0.4%
Mondelez International, Inc., Class A (a)	772	56,335
Ground Transportation — 0.9%
CSX Corp.	990	33,779
Norfolk Southern Corp. (a)	185	42,040
Uber Technologies, Inc. *	567	24,465
Union Pacific Corp.	234	47,821
		148,105
Health Care Equipment & Supplies — 2.5%
Abbott Laboratories	804	87,675
Baxter International, Inc.	959	43,686
Boston Scientific Corp. * (a)	1,396	75,514
Dexcom, Inc. *	161	20,684
Intuitive Surgical, Inc. *	225	77,052
Medtronic plc (a)	591	52,101
ResMed, Inc.	58	12,540
Stryker Corp.	103	31,342
		400,594
Health Care Providers & Services — 2.8%
Centene Corp. * (a)	648	43,725
CVS Health Corp.	311	21,487
Elevance Health, Inc.	157	69,449
Humana, Inc.	85	38,055
McKesson Corp.	76	32,449
UnitedHealth Group, Inc. (a)	506	243,244
		448,409
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care REITs — 0.3%
Ventas, Inc.	1,133	53,545
Hotels, Restaurants & Leisure — 2.8%
Booking Holdings, Inc. * (a)	35	94,017
Chipotle Mexican Grill, Inc. *	50	106,740
Domino's Pizza, Inc.	53	17,956
Expedia Group, Inc. *	428	46,810
Marriott International, Inc., Class A	272	49,949
McDonald's Corp. (a)	182	54,368
Royal Caribbean Cruises Ltd. *	87	9,046
Yum! Brands, Inc.	507	70,204
		449,090
Household Durables — 0.3%
Lennar Corp., Class A	116	14,592
Toll Brothers, Inc.	252	19,913
Whirlpool Corp.	62	9,192
		43,697
Household Products — 1.3%
Church & Dwight Co., Inc.	293	29,387
Colgate-Palmolive Co.	913	70,367
Procter & Gamble Co. (The) (a)	719	109,072
		208,826
Industrial Conglomerates — 1.1%
Honeywell International, Inc. (a)	858	178,119
Industrial REITs — 0.6%
Prologis, Inc.	838	102,757
Insurance — 1.8%
Aflac, Inc.	348	24,291
Globe Life, Inc.	406	44,499
MetLife, Inc.	138	7,793
Progressive Corp. (The) (a)	928	122,898
Travelers Cos., Inc. (The)	510	88,567
		288,048
Interactive Media & Services — 5.4%
Alphabet, Inc., Class A * (a)	2,477	296,561
Alphabet, Inc., Class C * (a)	2,094	253,289
Meta Platforms, Inc., Class A * (a)	1,073	307,839
		857,689
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	63

JPMorgan Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
IT Services — 1.2%
Accenture plc, Class A	419	129,389
Cognizant Technology Solutions Corp., Class A	897	58,549
		187,938
Life Sciences Tools & Services — 1.4%
Danaher Corp.	304	73,025
Thermo Fisher Scientific, Inc. (a)	291	151,561
		224,586
Machinery — 1.9%
Deere & Co. (a)	280	113,419
Dover Corp.	251	37,040
Otis Worldwide Corp.	674	59,992
Parker-Hannifin Corp.	222	86,657
		297,108
Media — 1.2%
Charter Communications, Inc., Class A * (a)	205	75,437
Comcast Corp., Class A (a)	2,745	114,047
		189,484
Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	579	23,163
Nucor Corp.	152	24,965
		48,128
Multi-Utilities — 1.3%
Ameren Corp.	411	33,536
CenterPoint Energy, Inc.	1,235	35,997
CMS Energy Corp.	296	17,413
Dominion Energy, Inc.	516	26,704
Public Service Enterprise Group, Inc.	1,469	91,977
		205,627
Oil, Gas & Consumable Fuels — 3.8%
Chevron Corp. (a)	467	73,416
ConocoPhillips	1,164	120,624
Diamondback Energy, Inc.	596	78,281
EOG Resources, Inc. (a)	871	99,683
Exxon Mobil Corp. (a)	2,005	215,004
Marathon Oil Corp.	1,216	28,005
		615,013
Passenger Airlines — 0.2%
Delta Air Lines, Inc. *	272	12,908
Southwest Airlines Co.	736	26,663
		39,571
INVESTMENTS	SHARES (000)	VALUE ($000)

Personal Care Products — 0.0% ^
Kenvue, Inc. *	149	3,947
Pharmaceuticals — 3.5%
Bristol-Myers Squibb Co. (a)	2,049	131,025
Eli Lilly & Co. (a)	311	145,643
Johnson & Johnson (a)	1,083	179,324
Merck & Co., Inc.	838	96,681
		552,673
Professional Services — 0.3%
Booz Allen Hamilton Holding Corp.	123	13,676
Leidos Holdings, Inc.	358	31,711
		45,387
Residential REITs — 0.6%
Equity LifeStyle Properties, Inc.	418	27,920
Sun Communities, Inc.	266	34,693
UDR, Inc.	822	35,328
		97,941
Semiconductors & Semiconductor Equipment — 7.7%
Advanced Micro Devices, Inc. * (a)	1,169	133,149
Analog Devices, Inc. (a)	709	138,221
Broadcom, Inc.	31	26,629
Lam Research Corp. (a)	204	131,508
NVIDIA Corp. (a)	1,022	432,151
NXP Semiconductors NV (China)	661	135,230
Qorvo, Inc. *	287	29,314
Teradyne, Inc.	350	38,936
Texas Instruments, Inc. (a)	931	167,658
		1,232,796
Software — 9.8%
Adobe, Inc. *	368	179,987
Cadence Design Systems, Inc. *	128	29,904
DocuSign, Inc. *	113	5,758
Intuit, Inc. (a)	205	93,976
Microsoft Corp. (a)	3,279	1,116,740
Oracle Corp.	601	71,620
Salesforce, Inc. * (a)	261	55,161
ServiceNow, Inc. *	41	22,933
		1,576,079
SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. Morgan Large Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialized REITs — 0.6%
Equinix, Inc.	56	43,581
SBA Communications Corp.	232	53,758
		97,339
Specialty Retail — 2.8%
AutoNation, Inc. *	178	29,341
AutoZone, Inc. * (a)	32	80,219
Best Buy Co., Inc. (a)	604	49,511
Burlington Stores, Inc. *	124	19,568
Home Depot, Inc. (The) (a)	54	16,708
Lowe's Cos., Inc. (a)	718	162,050
O'Reilly Automotive, Inc. *	26	24,766
TJX Cos., Inc. (The)	624	52,879
Ulta Beauty, Inc. *	16	7,527
		442,569
Technology Hardware, Storage & Peripherals — 7.8%
Apple, Inc. (a)	6,200	1,202,557
Seagate Technology Holdings plc	783	48,433
		1,250,990
Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc., Class B	661	72,937
Tobacco — 0.4%
Altria Group, Inc. (a)	512	23,203
Philip Morris International, Inc.	459	44,768
		67,971
Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc. *	281	39,031
Total Common Stocks (Cost $10,058,702)		15,465,416
	NO. OF CONTRACTS
Options Purchased — 0.9%
Put Options Purchased — 0.9%
S&P 500 Index
9/29/2023 at USD 4,210.00 , European Style
INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)

Notional Amount: USD 15,852,699
Counterparty: Exchange-Traded * (Cost $149,537)	35,621	147,827
	SHARES (000)
Short-Term Investments — 1.2%
Investment Companies — 1.2%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.97% (b) (c) (Cost $185,159)	185,159	185,159
Total Investments — 98.7% (Cost $10,393,398)		15,798,402
Other Assets Less Liabilities — 1.3%		211,062
NET ASSETS — 100.0%		16,009,464

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	65

JPMorgan Hedged Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	1,772	09/15/2023	USD	397,504	7,397

Abbreviations
USD	United States Dollar

Written Call Options Contracts as of June 30, 2023 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	35,621	USD 15,852,699	USD 4,665.00	9/29/2023	(120,755)
Written Put Options Contracts as of June 30, 2023 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	35,621	USD 15,852,699	USD 3,550.00	9/29/2023	(28,675)
Total Written Options Contracts (Premiums Received $141,736)						(149,430)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. Morgan Large Cap Funds	June 30, 2023

JPMorgan Hedged Equity 2 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 101.1%
Aerospace & Defense — 1.3%
Howmet Aerospace, Inc.	96	4,769
Raytheon Technologies Corp.	400	39,185
Textron, Inc.	248	16,755
		60,709
Air Freight & Logistics — 1.2%
FedEx Corp.	55	13,595
United Parcel Service, Inc., Class B	226	40,614
		54,209
Automobile Components — 0.2%
Aptiv plc *	101	10,278
Automobiles — 1.8%
Tesla, Inc. * (a)	311	81,422
Banks — 3.5%
Bank of America Corp.	1,759	50,482
Citigroup, Inc.	291	13,406
Fifth Third Bancorp	427	11,186
Truist Financial Corp.	704	21,354
US Bancorp	733	24,231
Wells Fargo & Co.	995	42,462
		163,121
Beverages — 2.5%
Coca-Cola Co. (The)	853	51,416
Constellation Brands, Inc., Class A	62	15,261
Monster Beverage Corp. *	97	5,568
PepsiCo, Inc.	240	44,419
		116,664
Biotechnology — 2.8%
AbbVie, Inc.	394	53,145
Biogen, Inc. *	51	14,463
BioMarin Pharmaceutical, Inc. *	39	3,345
Neurocrine Biosciences, Inc. *	27	2,535
Regeneron Pharmaceuticals, Inc. *	35	24,892
Sarepta Therapeutics, Inc. *	39	4,492
Vertex Pharmaceuticals, Inc. *	80	28,231
		131,103
Broadline Retail — 3.7%
Amazon.com, Inc. * (a)	1,311	170,848
INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 0.9%
Masco Corp.	194	11,174
Trane Technologies plc	156	29,801
		40,975
Capital Markets — 2.7%
Charles Schwab Corp. (The)	87	4,938
CME Group, Inc.	157	29,001
Intercontinental Exchange, Inc.	179	20,253
Morgan Stanley	260	22,168
Raymond James Financial, Inc.	156	16,218
S&P Global, Inc.	58	23,323
State Street Corp.	96	7,021
		122,922
Chemicals — 2.2%
Air Products and Chemicals, Inc.	50	14,820
Dow, Inc.	322	17,145
Eastman Chemical Co.	145	12,134
Linde plc	85	32,524
LyondellBasell Industries NV, Class A	95	8,755
PPG Industries, Inc.	92	13,649
		99,027
Commercial Services & Supplies — 0.2%
Cintas Corp.	20	9,883
Communications Equipment — 0.2%
Motorola Solutions, Inc.	36	10,481
Consumer Finance — 0.3%
American Express Co.	67	11,677
Consumer Staples Distribution & Retail — 1.0%
Costco Wholesale Corp.	88	47,593
Distributors — 0.1%
LKQ Corp.	77	4,500
Diversified Telecommunication Services — 0.1%
AT&T, Inc.	220	3,511
Electric Utilities — 1.3%
NextEra Energy, Inc.	540	40,065
PG&E Corp. *	1,170	20,222
		60,287
Electrical Equipment — 0.7%
Eaton Corp. plc	159	32,047
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	67

JPMorgan Hedged Equity 2 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Electronic Equipment, Instruments & Components — 0.2%
Corning, Inc.	159	5,562
Keysight Technologies, Inc. *	31	5,189
		10,751
Energy Equipment & Services — 0.2%
Baker Hughes Co.	221	6,979
Entertainment — 0.7%
Netflix, Inc. *	74	32,480
Financial Services — 4.5%
Berkshire Hathaway, Inc., Class B *	196	66,704
FleetCor Technologies, Inc. *	67	16,937
Mastercard, Inc., Class A (a)	186	73,092
Visa, Inc., Class A	222	52,735
		209,468
Food Products — 0.4%
Mondelez International, Inc., Class A	233	16,992
Ground Transportation — 1.0%
CSX Corp.	299	10,188
Norfolk Southern Corp.	56	12,680
Uber Technologies, Inc. *	171	7,379
Union Pacific Corp.	70	14,424
		44,671
Health Care Equipment & Supplies — 2.6%
Abbott Laboratories	243	26,444
Baxter International, Inc.	289	13,177
Boston Scientific Corp. *	421	22,777
Dexcom, Inc. *	49	6,239
Intuitive Surgical, Inc. *	68	23,241
Medtronic plc	178	15,715
ResMed, Inc.	17	3,782
Stryker Corp.	31	9,453
		120,828
Health Care Providers & Services — 2.9%
Centene Corp. *	195	13,188
CVS Health Corp.	94	6,481
Elevance Health, Inc.	47	20,948
Humana, Inc.	26	11,478
McKesson Corp.	23	9,788
UnitedHealth Group, Inc. (a)	153	73,367
		135,250
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care REITs — 0.4%
Ventas, Inc.	342	16,150
Hotels, Restaurants & Leisure — 2.9%
Booking Holdings, Inc. *	11	28,356
Chipotle Mexican Grill, Inc. *	15	32,194
Domino's Pizza, Inc.	16	5,416
Expedia Group, Inc. *	129	14,119
Marriott International, Inc., Class A	82	15,065
McDonald's Corp.	55	16,399
Royal Caribbean Cruises Ltd. *	26	2,728
Yum! Brands, Inc.	153	21,175
		135,452
Household Durables — 0.3%
Lennar Corp., Class A	35	4,401
Toll Brothers, Inc.	76	6,008
Whirlpool Corp.	19	2,773
		13,182
Household Products — 1.4%
Church & Dwight Co., Inc.	86	8,668
Colgate-Palmolive Co.	276	21,224
Procter & Gamble Co. (The)	217	32,898
		62,790
Industrial Conglomerates — 1.2%
Honeywell International, Inc.	259	53,724
Industrial REITs — 0.7%
Prologis, Inc.	253	30,994
Insurance — 1.9%
Aflac, Inc.	105	7,326
Globe Life, Inc.	122	13,422
MetLife, Inc.	42	2,351
Progressive Corp. (The)	280	37,068
Travelers Cos., Inc. (The)	154	26,714
		86,881
Interactive Media & Services — 5.6%
Alphabet, Inc., Class A * (a)	747	89,445
Alphabet, Inc., Class C *	631	76,397
Meta Platforms, Inc., Class A * (a)	324	92,851
		258,693
SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. Morgan Large Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
IT Services — 1.2%
Accenture plc, Class A	126	39,027
Cognizant Technology Solutions Corp., Class A	271	17,659
		56,686
Life Sciences Tools & Services — 1.5%
Danaher Corp.	92	22,026
Thermo Fisher Scientific, Inc.	87	45,714
		67,740
Machinery — 1.9%
Deere & Co.	84	34,209
Dover Corp.	76	11,172
Otis Worldwide Corp.	203	18,095
Parker-Hannifin Corp.	67	26,138
		89,614
Media — 1.2%
Charter Communications, Inc., Class A *	62	22,753
Comcast Corp., Class A	828	34,399
		57,152
Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	174	6,986
Nucor Corp.	46	7,530
		14,516
Multi-Utilities — 1.3%
Ameren Corp.	124	10,115
CenterPoint Energy, Inc.	372	10,858
CMS Energy Corp.	89	5,252
Dominion Energy, Inc.	156	8,054
Public Service Enterprise Group, Inc.	443	27,742
		62,021
Oil, Gas & Consumable Fuels — 4.0%
Chevron Corp.	141	22,144
ConocoPhillips	351	36,383
Diamondback Energy, Inc.	180	23,611
EOG Resources, Inc.	263	30,066
Exxon Mobil Corp. (a)	604	64,850
Marathon Oil Corp.	367	8,447
		185,501
Passenger Airlines — 0.3%
Delta Air Lines, Inc. *	82	3,893
Southwest Airlines Co.	222	8,042
		11,935
INVESTMENTS	SHARES (000)	VALUE ($000)

Personal Care Products — 0.0% ^
Kenvue, Inc. *	47	1,236
Pharmaceuticals — 3.6%
Bristol-Myers Squibb Co.	618	39,520
Eli Lilly & Co.	93	43,929
Johnson & Johnson	327	54,087
Merck & Co., Inc.	253	29,161
		166,697
Professional Services — 0.3%
Booz Allen Hamilton Holding Corp.	37	4,125
Leidos Holdings, Inc.	108	9,565
		13,690
Residential REITs — 0.6%
Equity LifeStyle Properties, Inc.	126	8,421
Sun Communities, Inc.	80	10,464
UDR, Inc.	248	10,656
		29,541
Semiconductors & Semiconductor Equipment — 8.1%
Advanced Micro Devices, Inc. *	353	40,160
Analog Devices, Inc.	214	41,690
Broadcom, Inc.	9	8,031
Lam Research Corp.	62	39,666
NVIDIA Corp. (a)	308	130,346
NXP Semiconductors NV (China)	199	40,788
Qorvo, Inc. *	87	8,842
Teradyne, Inc.	105	11,744
Texas Instruments, Inc.	281	50,569
		371,836
Software — 10.3%
Adobe, Inc. *	111	54,288
Cadence Design Systems, Inc. *	39	9,020
DocuSign, Inc. *	34	1,737
Intuit, Inc.	62	28,345
Microsoft Corp. (a)	989	336,831
Oracle Corp.	181	21,602
Salesforce, Inc. *	79	16,638
ServiceNow, Inc. *	12	6,917
		475,378
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	69

JPMorgan Hedged Equity 2 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialized REITs — 0.6%
Equinix, Inc.	17	13,145
SBA Communications Corp.	70	16,215
		29,360
Specialty Retail — 2.9%
AutoNation, Inc. *	54	8,850
AutoZone, Inc. *	10	24,196
Best Buy Co., Inc.	182	14,933
Burlington Stores, Inc. *	37	5,902
Home Depot, Inc. (The)	16	5,039
Lowe's Cos., Inc.	217	48,878
O'Reilly Automotive, Inc. *	8	7,469
TJX Cos., Inc. (The)	188	15,949
Ulta Beauty, Inc. *	5	2,271
		133,487
Technology Hardware, Storage & Peripherals — 8.2%
Apple, Inc. (a)	1,870	362,716
Seagate Technology Holdings plc	236	14,608
		377,324
Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc., Class B	199	21,999
Tobacco — 0.4%
Altria Group, Inc.	155	6,999
Philip Morris International, Inc.	138	13,503
		20,502
Wireless Telecommunication Services — 0.3%
T-Mobile US, Inc. *	85	11,773
Total Common Stocks (Cost $4,054,912)		4,664,530
	NO. OF CONTRACTS
Options Purchased — 0.1%
Put Options Purchased — 0.1%
S&P 500 Index
7/31/2023 at USD 3,945.00 , European Style
INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)

Notional Amount: USD 4,757,901
Counterparty: Exchange-Traded * (Cost $65,416)	10,691	3,121
	SHARES (000)
Short-Term Investments — 1.9%
Investment Companies — 1.9%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (c) (Cost $87,650)	87,650	87,650
Total Investments — 103.1% (Cost $4,207,978)		4,755,301
Liabilities in Excess of Other Assets — (3.1)%		(141,807)
NET ASSETS — 100.0%		4,613,494

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. Morgan Large Cap Funds	June 30, 2023

Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	418	09/15/2023	USD	93,768	1,606

Abbreviations
USD	United States Dollar

Written Call Options Contracts as of June 30, 2023 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	10,691	USD 4,757,901	USD 4,365.00	7/31/2023	(130,537)
Written Put Options Contracts as of June 30, 2023 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	10,691	USD 4,757,901	USD 3,320.00	7/31/2023	(802)
Total Written Options Contracts (Premiums Received $66,342)						(131,339)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	71

JPMorgan Hedged Equity 3 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 103.4%
Aerospace & Defense — 1.3%
Howmet Aerospace, Inc.	50	2,467
Raytheon Technologies Corp.	207	20,267
Textron, Inc.	128	8,666
		31,400
Air Freight & Logistics — 1.2%
FedEx Corp.	29	7,031
United Parcel Service, Inc., Class B	117	21,006
		28,037
Automobile Components — 0.2%
Aptiv plc *	52	5,317
Automobiles — 1.8%
Tesla, Inc. *	161	42,107
Banks — 3.6%
Bank of America Corp.	910	26,110
Citigroup, Inc.	151	6,934
Fifth Third Bancorp	221	5,785
Truist Financial Corp.	364	11,045
US Bancorp	379	12,533
Wells Fargo & Co.	514	21,962
		84,369
Beverages — 2.6%
Coca-Cola Co. (The)	442	26,593
Constellation Brands, Inc., Class A	32	7,893
Monster Beverage Corp. *	50	2,880
PepsiCo, Inc.	124	22,975
		60,341
Biotechnology — 2.9%
AbbVie, Inc.	204	27,488
Biogen, Inc. *	26	7,480
BioMarin Pharmaceutical, Inc. *	20	1,730
Neurocrine Biosciences, Inc. *	14	1,312
Regeneron Pharmaceuticals, Inc. *	18	12,875
Sarepta Therapeutics, Inc. *	20	2,323
Vertex Pharmaceuticals, Inc. *	42	14,598
		67,806
Broadline Retail — 3.8%
Amazon.com, Inc. * (a)	678	88,365
INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 0.9%
Masco Corp.	101	5,779
Trane Technologies plc	80	15,414
		21,193
Capital Markets — 2.7%
Charles Schwab Corp. (The)	45	2,554
CME Group, Inc.	81	14,998
Intercontinental Exchange, Inc.	93	10,475
Morgan Stanley	134	11,465
Raymond James Financial, Inc.	81	8,388
S&P Global, Inc.	30	12,063
State Street Corp.	49	3,631
		63,574
Chemicals — 2.2%
Air Products and Chemicals, Inc.	26	7,666
Dow, Inc.	166	8,868
Eastman Chemical Co.	75	6,276
Linde plc	44	16,822
LyondellBasell Industries NV, Class A	49	4,526
PPG Industries, Inc.	48	7,061
		51,219
Commercial Services & Supplies — 0.2%
Cintas Corp.	10	5,111
Communications Equipment — 0.2%
Motorola Solutions, Inc.	18	5,417
Consumer Finance — 0.3%
American Express Co.	35	6,037
Consumer Staples Distribution & Retail — 1.1%
Costco Wholesale Corp.	46	24,623
Distributors — 0.1%
LKQ Corp.	40	2,327
Diversified Telecommunication Services — 0.1%
AT&T, Inc.	114	1,816
Electric Utilities — 1.3%
NextEra Energy, Inc.	280	20,722
PG&E Corp. *	605	10,459
		31,181
Electrical Equipment — 0.7%
Eaton Corp. plc	82	16,578
SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. Morgan Large Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Electronic Equipment, Instruments & Components — 0.2%
Corning, Inc.	82	2,877
Keysight Technologies, Inc. *	16	2,685
		5,562
Energy Equipment & Services — 0.2%
Baker Hughes Co.	114	3,610
Entertainment — 0.7%
Netflix, Inc. *	38	16,794
Financial Services — 4.6%
Berkshire Hathaway, Inc., Class B *	101	34,500
FleetCor Technologies, Inc. *	35	8,760
Mastercard, Inc., Class A (a)	96	37,804
Visa, Inc., Class A	115	27,275
		108,339
Food Products — 0.4%
Mondelez International, Inc., Class A	121	8,788
Ground Transportation — 1.0%
CSX Corp.	155	5,269
Norfolk Southern Corp.	29	6,558
Uber Technologies, Inc. *	88	3,817
Union Pacific Corp.	36	7,459
		23,103
Health Care Equipment & Supplies — 2.7%
Abbott Laboratories	125	13,677
Baxter International, Inc.	150	6,815
Boston Scientific Corp. *	218	11,780
Dexcom, Inc. *	25	3,227
Intuitive Surgical, Inc. *	35	12,024
Medtronic plc	92	8,128
ResMed, Inc.	9	1,956
Stryker Corp.	16	4,889
		62,496
Health Care Providers & Services — 3.0%
Centene Corp. *	101	6,821
CVS Health Corp.	49	3,352
Elevance Health, Inc.	24	10,834
Humana, Inc.	13	5,942
McKesson Corp.	12	5,062
UnitedHealth Group, Inc. (a)	79	37,951
		69,962
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care REITs — 0.4%
Ventas, Inc.	177	8,352
Hotels, Restaurants & Leisure — 3.0%
Booking Holdings, Inc. *	6	14,666
Chipotle Mexican Grill, Inc. *	8	16,652
Domino's Pizza, Inc.	8	2,801
Expedia Group, Inc. *	67	7,302
Marriott International, Inc., Class A	42	7,792
McDonald's Corp.	28	8,480
Royal Caribbean Cruises Ltd. *	14	1,411
Yum! Brands, Inc.	79	10,952
		70,056
Household Durables — 0.3%
Lennar Corp., Class A	18	2,275
Toll Brothers, Inc.	39	3,108
Whirlpool Corp.	10	1,436
		6,819
Household Products — 1.4%
Church & Dwight Co., Inc.	44	4,391
Colgate-Palmolive Co.	142	10,978
Procter & Gamble Co. (The)	112	17,016
		32,385
Industrial Conglomerates — 1.2%
Honeywell International, Inc.	134	27,790
Industrial REITs — 0.7%
Prologis, Inc.	131	16,030
Insurance — 1.9%
Aflac, Inc.	54	3,789
Globe Life, Inc.	63	6,940
MetLife, Inc.	22	1,216
Progressive Corp. (The)	145	19,172
Travelers Cos., Inc. (The)	80	13,817
		44,934
Interactive Media & Services — 5.7%
Alphabet, Inc., Class A * (a)	386	46,264
Alphabet, Inc., Class C *	327	39,514
Meta Platforms, Inc., Class A * (a)	167	48,014
		133,792
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	73

JPMorgan Hedged Equity 3 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
IT Services — 1.3%
Accenture plc, Class A	65	20,181
Cognizant Technology Solutions Corp., Class A	140	9,135
		29,316
Life Sciences Tools & Services — 1.5%
Danaher Corp.	48	11,392
Thermo Fisher Scientific, Inc.	45	23,644
		35,036
Machinery — 2.0%
Deere & Co.	44	17,691
Dover Corp.	39	5,778
Otis Worldwide Corp.	105	9,360
Parker-Hannifin Corp.	35	13,519
		46,348
Media — 1.3%
Charter Communications, Inc., Class A *	32	11,771
Comcast Corp., Class A	428	17,792
		29,563
Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	90	3,614
Nucor Corp.	24	3,894
		7,508
Multi-Utilities — 1.4%
Ameren Corp.	64	5,232
CenterPoint Energy, Inc.	193	5,616
CMS Energy Corp.	46	2,716
Dominion Energy, Inc.	81	4,166
Public Service Enterprise Group, Inc.	229	14,349
		32,079
Oil, Gas & Consumable Fuels — 4.1%
Chevron Corp.	73	11,453
ConocoPhillips	181	18,819
Diamondback Energy, Inc.	93	12,212
EOG Resources, Inc.	136	15,551
Exxon Mobil Corp.	313	33,541
Marathon Oil Corp.	190	4,369
		95,945
Passenger Airlines — 0.3%
Delta Air Lines, Inc. *	42	2,013
Southwest Airlines Co.	115	4,159
		6,172
INVESTMENTS	SHARES (000)	VALUE ($000)

Personal Care Products — 0.0% ^
Kenvue, Inc. *	23	611
Pharmaceuticals — 3.7%
Bristol-Myers Squibb Co.	320	20,440
Eli Lilly & Co.	48	22,729
Johnson & Johnson	169	27,968
Merck & Co., Inc.	131	15,083
		86,220
Professional Services — 0.3%
Booz Allen Hamilton Holding Corp.	19	2,134
Leidos Holdings, Inc.	56	4,947
		7,081
Residential REITs — 0.7%
Equity LifeStyle Properties, Inc.	65	4,356
Sun Communities, Inc.	42	5,412
UDR, Inc.	128	5,511
		15,279
Semiconductors & Semiconductor Equipment — 8.2%
Advanced Micro Devices, Inc. *	182	20,771
Analog Devices, Inc.	111	21,563
Broadcom, Inc.	5	4,141
Lam Research Corp.	32	20,523
NVIDIA Corp. (a)	159	67,392
NXP Semiconductors NV (China)	103	21,096
Qorvo, Inc. *	45	4,571
Teradyne, Inc.	55	6,074
Texas Instruments, Inc.	145	26,155
		192,286
Software — 10.5%
Adobe, Inc. *	57	28,084
Cadence Design Systems, Inc. *	20	4,665
DocuSign, Inc. *	17	899
Intuit, Inc.	32	14,656
Microsoft Corp. (a)	512	174,217
Oracle Corp.	94	11,173
Salesforce, Inc. *	41	8,605
ServiceNow, Inc. *	6	3,577
		245,876
SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. Morgan Large Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialized REITs — 0.6%
Equinix, Inc.	9	6,790
SBA Communications Corp.	36	8,386
		15,176
Specialty Retail — 3.0%
AutoNation, Inc. *	28	4,577
AutoZone, Inc. *	5	12,507
Best Buy Co., Inc.	94	7,724
Burlington Stores, Inc. *	19	3,053
Home Depot, Inc. (The)	9	2,614
Lowe's Cos., Inc.	112	25,280
O'Reilly Automotive, Inc. *	4	3,861
TJX Cos., Inc. (The)	97	8,249
Ulta Beauty, Inc. *	3	1,174
		69,039
Technology Hardware, Storage & Peripherals — 8.4%
Apple, Inc. (a)	967	187,602
Seagate Technology Holdings plc	122	7,556
		195,158
Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc., Class B	103	11,378
Tobacco — 0.4%
Altria Group, Inc.	80	3,620
Philip Morris International, Inc.	71	6,984
		10,604
Wireless Telecommunication Services — 0.3%
T-Mobile US, Inc. *	44	6,087
Total Common Stocks (Cost $2,047,884)		2,412,392
	NO. OF CONTRACTS
Options Purchased — 0.3%
Put Options Purchased — 0.3%
S&P 500 Index
8/31/2023 at USD 3,960.00 , European Style
INVESTMENTS	NO. OF CONTRACTS	VALUE ($000)

Notional Amount: USD 2,436,138
Counterparty: Exchange-Traded * (Cost $33,264)	5,474	6,186
	SHARES (000)
Short-Term Investments — 0.9%
Investment Companies — 0.9%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (c) (Cost $22,478)	22,478	22,478
Total Investments — 104.6% (Cost $2,103,626)		2,441,056
Liabilities in Excess of Other Assets — (4.6)%		(107,540)
NET ASSETS — 100.0%		2,333,516

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	All or a portion of the security is segregated for options written.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	75

JPMorgan Hedged Equity 3 Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	107	09/15/2023	USD	24,003	759

Abbreviations
USD	United States Dollar

Written Call Options Contracts as of June 30, 2023 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	5,474	USD 2,436,138	USD 4,390.00	8/31/2023	(78,032)
Written Put Options Contracts as of June 30, 2023 (amounts in thousands, except number of contracts):
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS	NOTIONAL AMOUNT	EXERCISE PRICE	EXPIRATION DATE	VALUE ($)
S&P 500 Index	Exchange-Traded	5,474	USD 2,436,138	USD 3,340.00	8/31/2023	(1,492)
Total Written Options Contracts (Premiums Received $32,552)						(79,524)

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. Morgan Large Cap Funds	June 30, 2023

JPMorgan Large Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 96.2%
Aerospace & Defense — 0.7%
TransDigm Group, Inc.	484	432,491
Automobiles — 2.4%
Tesla, Inc. *	5,597	1,465,111
Beverages — 1.3%
Monster Beverage Corp. *	13,360	767,379
Biotechnology — 4.4%
AbbVie, Inc.	3,292	443,457
Alnylam Pharmaceuticals, Inc. *	725	137,769
Exact Sciences Corp. *	6,662	625,588
Moderna, Inc. *	895	108,788
Regeneron Pharmaceuticals, Inc. *	1,454	1,044,435
Sarepta Therapeutics, Inc. *	1,459	167,077
Seagen, Inc. *	753	144,917
		2,672,031
Broadline Retail — 6.5%
Amazon.com, Inc. *	23,143	3,016,956
Etsy, Inc. *	452	38,253
MercadoLibre, Inc. (Brazil) *	733	868,385
		3,923,594
Building Products — 0.7%
Trane Technologies plc	2,353	449,945
Capital Markets — 1.6%
Blackstone, Inc.	4,390	408,186
Charles Schwab Corp. (The)	1,566	88,748
Morgan Stanley	4,353	371,719
MSCI, Inc.	216	101,338
		969,991
Chemicals — 0.3%
Sherwin-Williams Co. (The)	770	204,519
Consumer Staples Distribution & Retail — 0.3%
Target Corp.	1,148	151,406
Electrical Equipment — 0.6%
Rockwell Automation, Inc.	1,112	366,344
Electronic Equipment, Instruments & Components — 0.9%
Amphenol Corp., Class A	6,440	547,064
Entertainment — 2.8%
Netflix, Inc. *	3,778	1,664,299
Financial Services — 2.0%
Block, Inc. *	2,800	186,426
INVESTMENTS	SHARES (000)	VALUE ($000)

Financial Services — continued
Mastercard, Inc., Class A	2,391	940,474
PayPal Holdings, Inc. *	1,342	89,538
		1,216,438
Ground Transportation — 1.7%
Uber Technologies, Inc. *	23,782	1,026,687
Health Care Equipment & Supplies — 2.9%
Align Technology, Inc. *	1,787	632,047
Dexcom, Inc. *	2,913	374,318
Intuitive Surgical, Inc. *	2,105	719,688
		1,726,053
Health Care Providers & Services — 2.5%
HCA Healthcare, Inc.	2,437	739,675
McKesson Corp.	1,775	758,539
		1,498,214
Hotels, Restaurants & Leisure — 3.4%
Airbnb, Inc., Class A *	1,913	245,207
Chipotle Mexican Grill, Inc. *	311	664,143
Marriott International, Inc., Class A	3,813	700,350
Starbucks Corp.	4,440	439,852
		2,049,552
Interactive Media & Services — 9.0%
Alphabet, Inc., Class C *	24,308	2,940,506
Meta Platforms, Inc., Class A *	8,673	2,489,152
		5,429,658
IT Services — 2.0%
Cognizant Technology Solutions Corp., Class A	3,631	237,008
MongoDB, Inc. *	705	289,699
Shopify, Inc., Class A (Canada) *	10,687	690,387
		1,217,094
Life Sciences Tools & Services — 0.2%
Thermo Fisher Scientific, Inc.	213	111,331
Machinery — 0.9%
Deere & Co.	1,365	552,896
Media — 0.8%
Trade Desk, Inc. (The), Class A *	6,371	491,972
Metals & Mining — 0.7%
Freeport-McMoRan, Inc.	10,987	439,476
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	77

JPMorgan Large Cap Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Oil, Gas & Consumable Fuels — 1.1%
Cheniere Energy, Inc.	1,948	296,750
ConocoPhillips	3,566	369,539
		666,289
Personal Care Products — 0.2%
Estee Lauder Cos., Inc. (The), Class A	716	140,511
Pharmaceuticals — 1.9%
Eli Lilly & Co.	2,484	1,164,710
Professional Services — 0.3%
Equifax, Inc.	726	170,927
Semiconductors & Semiconductor Equipment — 10.5%
Advanced Micro Devices, Inc. *	4,677	532,753
ASML Holding NV (Registered), NYRS (Netherlands)	645	467,036
Broadcom, Inc.	1,130	980,421
First Solar, Inc. *	4,098	778,894
Lam Research Corp.	604	388,382
NVIDIA Corp.	7,610	3,219,318
		6,366,804
Software — 19.5%
Adobe, Inc. *	1,558	761,651
HubSpot, Inc. *	800	425,731
Intuit, Inc.	1,363	624,694
Microsoft Corp.	20,159	6,865,000
Oracle Corp.	9,979	1,188,425
Salesforce, Inc. *	4,870	1,028,802
Synopsys, Inc. *	1,430	622,458
Workday, Inc., Class A *	1,435	324,216
		11,840,977
INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — 2.9%
AutoZone, Inc. *	276	687,993
Lowe's Cos., Inc.	4,858	1,096,535
		1,784,528
Technology Hardware, Storage & Peripherals — 10.8%
Apple, Inc.	33,571	6,511,754
Textiles, Apparel & Luxury Goods — 0.4%
Tapestry, Inc.	5,801	248,300
Total Common Stocks (Cost $40,687,704)		58,268,345
Short-Term Investments — 3.2%
Investment Companies — 3.2%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b) (Cost $1,980,493)	1,980,140	1,980,536
Total Investments — 99.4% (Cost $42,668,197)		60,248,881
Other Assets Less Liabilities — 0.6%		337,664
NET ASSETS — 100.0%		60,586,545

Percentages indicated are based on net assets.

Abbreviations
NYRS	New York Registry Shares

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. Morgan Large Cap Funds	June 30, 2023

JPMorgan Large Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.2%
Aerospace & Defense — 3.3%
Boeing Co. (The) *	159	33,625
Raytheon Technologies Corp.	833	81,596
		115,221
Banks — 13.6%
Bank of America Corp.	5,023	144,103
Citigroup, Inc.	998	45,954
Citizens Financial Group, Inc.	799	20,830
First Horizon Corp.	677	7,634
KeyCorp	2,252	20,809
PNC Financial Services Group, Inc. (The)	572	72,012
Truist Financial Corp.	675	20,469
US Bancorp	965	31,892
Wells Fargo & Co.	2,522	107,651
		471,354
Beverages — 0.5%
Keurig Dr Pepper, Inc.	527	16,490
Biotechnology — 5.1%
AbbVie, Inc.	453	60,966
Biogen, Inc. *	121	34,483
BioMarin Pharmaceutical, Inc. *	285	24,684
Regeneron Pharmaceuticals, Inc. *	70	50,016
Sarepta Therapeutics, Inc. *	59	6,814
		176,963
Building Products — 2.1%
Carrier Global Corp.	468	23,279
Masco Corp.	866	49,668
		72,947
Capital Markets — 0.5%
Blackstone, Inc.	183	17,032
Chemicals — 3.5%
Chemours Co. (The) (a)	1,698	62,645
FMC Corp.	222	23,216
PPG Industries, Inc.	241	35,693
		121,554
Consumer Staples Distribution & Retail — 2.7%
BJ's Wholesale Club Holdings, Inc. *	362	22,820
Performance Food Group Co. *	706	42,529
US Foods Holding Corp. *	636	27,957
		93,306
INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — 2.2%
NextEra Energy, Inc.	1,039	77,114
Electrical Equipment — 0.7%
Emerson Electric Co.	278	25,128
Entertainment — 0.3%
Endeavor Group Holdings, Inc., Class A *	374	8,934
Financial Services — 6.0%
Berkshire Hathaway, Inc., Class B *	259	88,143
Fidelity National Information Services, Inc.	767	41,955
Fiserv, Inc. *	540	68,096
WEX, Inc. *	57	10,460
		208,654
Food Products — 1.1%
Mondelez International, Inc., Class A	532	38,797
Gas Utilities — 0.5%
National Fuel Gas Co.	300	15,423
Ground Transportation — 0.6%
Knight-Swift Transportation Holdings, Inc.	209	11,617
Uber Technologies, Inc. *	230	9,920
		21,537
Health Care Equipment & Supplies — 1.3%
Baxter International, Inc.	788	35,888
Medtronic plc	106	9,365
		45,253
Health Care Providers & Services — 6.1%
AmerisourceBergen Corp.	404	77,790
Centene Corp. *	1,361	91,790
CVS Health Corp.	251	17,359
UnitedHealth Group, Inc.	51	24,546
		211,485
Health Care REITs — 1.5%
Ventas, Inc.	1,102	52,099
Hotels, Restaurants & Leisure — 2.0%
Carnival Corp. * (a)	1,291	24,295
Domino's Pizza, Inc.	100	33,739
Wynn Resorts Ltd.	120	12,695
		70,729
Household Durables — 0.6%
Toll Brothers, Inc.	269	21,262
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	79

JPMorgan Large Cap Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Industrial Conglomerates — 2.0%
Honeywell International, Inc.	331	68,644
Insurance — 3.5%
MetLife, Inc.	185	10,436
Progressive Corp. (The)	410	54,233
Travelers Cos., Inc. (The)	274	47,641
Willis Towers Watson plc	44	10,480
		122,790
Interactive Media & Services — 1.2%
Meta Platforms, Inc., Class A *	143	41,106
Machinery — 1.7%
AGCO Corp.	137	18,034
Parker-Hannifin Corp.	102	39,825
		57,859
Media — 3.8%
Charter Communications, Inc., Class A *	235	86,229
Comcast Corp., Class A	1,114	46,274
		132,503
Metals & Mining — 0.6%
Alcoa Corp.	615	20,874
Multi-Utilities — 4.2%
Ameren Corp.	159	12,963
CenterPoint Energy, Inc.	242	7,068
Dominion Energy, Inc.	1,395	72,277
Public Service Enterprise Group, Inc.	860	53,820
		146,128
Oil, Gas & Consumable Fuels — 7.8%
Cheniere Energy, Inc.	109	16,657
Chevron Corp.	512	80,472
Diamondback Energy, Inc.	191	25,089
EOG Resources, Inc.	195	22,256
EQT Corp.	608	25,021
Exxon Mobil Corp.	599	64,268
Pioneer Natural Resources Co.	178	36,962
		270,725
Passenger Airlines — 1.5%
Delta Air Lines, Inc. *	502	23,853
Southwest Airlines Co.	738	26,726
		50,579
Personal Care Products — 0.2%
Kenvue, Inc. * (a)	220	5,822
INVESTMENTS	SHARES (000)	VALUE ($000)

Pharmaceuticals — 4.2%
Bristol-Myers Squibb Co.	1,790	114,468
Johnson & Johnson	182	30,092
		144,560
Residential REITs — 1.6%
Mid-America Apartment Communities, Inc.	240	36,536
Sun Communities, Inc.	154	20,045
		56,581
Semiconductors & Semiconductor Equipment — 3.1%
Intel Corp.	660	22,074
NXP Semiconductors NV (China)	106	21,735
ON Semiconductor Corp. *	151	14,272
Qorvo, Inc. *	295	30,128
Skyworks Solutions, Inc.	157	17,356
		105,565
Software — 1.7%
Oracle Corp.	167	19,828
Salesforce, Inc. *	182	38,437
		58,265
Specialized REITs — 1.6%
Digital Realty Trust, Inc.	480	54,692
Specialty Retail — 1.3%
Best Buy Co., Inc.	218	17,898
Lowe's Cos., Inc.	125	28,193
		46,091
Technology Hardware, Storage & Peripherals — 0.4%
Seagate Technology Holdings plc	214	13,259
Textiles, Apparel & Luxury Goods — 0.4%
Kontoor Brands, Inc.	362	15,253
Tobacco — 1.9%
Philip Morris International, Inc.	690	67,298
Trading Companies & Distributors — 1.3%
WESCO International, Inc.	249	44,481
Total Common Stocks (Cost $3,075,045)		3,404,357
Short-Term Investments — 2.9%
Investment Companies — 2.6%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (b) (c) (Cost $89,626)	89,608	89,626
SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. Morgan Large Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Short-Term Investments — continued
Investment of Cash Collateral from Securities Loaned — 0.3%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (b) (c)	8,996	8,997
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (c)	1,834	1,834
Total Investment of Cash Collateral from Securities Loaned (Cost $10,831)		10,831
Total Short-Term Investments (Cost $100,457)		100,457
Total Investments — 101.1% (Cost $3,175,502)		3,504,814
Liabilities in Excess of Other Assets — (1.1)%		(37,261)
NET ASSETS — 100.0%		3,467,553

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2023. The total value of securities on loan at June 30, 2023 is $11,139.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	81

JPMorgan U.S. Applied Data Science Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 97.5%
Aerospace & Defense — 1.6%
Northrop Grumman Corp.	4	1,963
Raytheon Technologies Corp.	10	924
		2,887
Air Freight & Logistics — 0.8%
FedEx Corp.	6	1,421
Automobile Components — 0.6%
Lear Corp.	7	977
Banks — 7.3%
Bank of America Corp.	110	3,157
Citigroup, Inc.	44	2,017
Citizens Financial Group, Inc.	32	850
M&T Bank Corp.	12	1,491
PNC Financial Services Group, Inc. (The)	15	1,861
Wells Fargo & Co.	85	3,637
		13,013
Beverages — 1.3%
Coca-Cola Co. (The)	39	2,343
Biotechnology — 3.1%
AbbVie, Inc.	15	2,035
Regeneron Pharmaceuticals, Inc. *	2	1,201
Vertex Pharmaceuticals, Inc. *	6	2,196
		5,432
Building Products — 2.0%
Johnson Controls International plc	24	1,652
Trane Technologies plc	10	1,943
		3,595
Capital Markets — 4.9%
BlackRock, Inc.	5	3,316
CME Group, Inc.	5	908
Morgan Stanley	37	3,152
T. Rowe Price Group, Inc.	11	1,301
		8,677
Chemicals — 3.3%
Axalta Coating Systems Ltd. *	69	2,260
DuPont de Nemours, Inc.	24	1,690
Linde plc	5	1,944
		5,894
Communications Equipment — 0.5%
Cisco Systems, Inc.	18	912
INVESTMENTS	SHARES (000)	VALUE ($000)

Consumer Finance — 0.7%
Ally Financial, Inc.	22	605
Capital One Financial Corp.	6	618
		1,223
Consumer Staples Distribution & Retail — 1.1%
Sysco Corp.	14	1,048
Target Corp.	7	947
		1,995
Containers & Packaging — 0.7%
Berry Global Group, Inc.	18	1,149
Diversified Telecommunication Services — 1.5%
Verizon Communications, Inc.	74	2,744
Electric Utilities — 3.8%
Constellation Energy Corp.	12	1,130
NextEra Energy, Inc.	59	4,402
Xcel Energy, Inc.	21	1,285
		6,817
Electrical Equipment — 2.3%
Eaton Corp. plc	20	4,111
Entertainment — 0.4%
Netflix, Inc. *	2	701
Financial Services — 3.4%
Berkshire Hathaway, Inc., Class B *	10	3,483
Fiserv, Inc. *	6	780
FleetCor Technologies, Inc. *	3	697
Mastercard, Inc., Class A	3	1,125
		6,085
Food Products — 1.9%
Mondelez International, Inc., Class A	37	2,698
Tyson Foods, Inc., Class A	13	646
		3,344
Ground Transportation — 2.9%
CSX Corp.	44	1,495
Norfolk Southern Corp.	13	3,068
Uber Technologies, Inc. *	12	520
		5,083
Health Care Equipment & Supplies — 2.2%
Becton Dickinson & Co.	4	1,121
Medtronic plc	31	2,737
		3,858
SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. Morgan Large Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — 4.2%
Centene Corp. *	20	1,324
Cigna Group (The)	10	2,827
Elevance Health, Inc.	4	1,970
UnitedHealth Group, Inc.	3	1,348
		7,469
Health Care REITs — 0.6%
Ventas, Inc.	22	1,038
Hotel & Resort REITs — 0.5%
Host Hotels & Resorts, Inc.	51	853
Hotels, Restaurants & Leisure — 0.8%
Expedia Group, Inc. *	7	722
Travel + Leisure Co.	16	658
		1,380
Household Durables — 0.4%
Whirlpool Corp.	5	768
Household Products — 1.7%
Procter & Gamble Co. (The)	14	2,162
Spectrum Brands Holdings, Inc.	10	779
		2,941
Industrial Conglomerates — 1.3%
Honeywell International, Inc.	11	2,378
Industrial REITs — 2.1%
Prologis, Inc.	30	3,720
Insurance — 2.9%
Loews Corp.	40	2,389
Travelers Cos., Inc. (The)	16	2,792
		5,181
Interactive Media & Services — 0.8%
Meta Platforms, Inc., Class A *	5	1,421
IT Services — 1.2%
Amdocs Ltd.	11	1,084
Cognizant Technology Solutions Corp., Class A	16	1,039
		2,123
Life Sciences Tools & Services — 1.2%
Agilent Technologies, Inc.	10	1,166
Danaher Corp.	4	1,035
		2,201
Machinery — 3.2%
Deere & Co.	3	1,163
INVESTMENTS	SHARES (000)	VALUE ($000)

Machinery — continued
Dover Corp.	14	2,079
Parker-Hannifin Corp.	6	2,456
		5,698
Media — 2.1%
Charter Communications, Inc., Class A *	2	815
Comcast Corp., Class A	71	2,953
		3,768
Multi-Utilities — 2.0%
Ameren Corp.	13	1,022
CMS Energy Corp.	18	1,037
Public Service Enterprise Group, Inc.	23	1,467
		3,526
Oil, Gas & Consumable Fuels — 8.4%
Cheniere Energy, Inc.	11	1,737
ConocoPhillips	39	4,021
EOG Resources, Inc.	20	2,303
Exxon Mobil Corp.	42	4,457
Phillips 66	11	1,055
Pioneer Natural Resources Co.	7	1,372
		14,945
Pharmaceuticals — 5.8%
Bristol-Myers Squibb Co.	58	3,727
Eli Lilly & Co.	3	1,117
Jazz Pharmaceuticals plc *	8	976
Johnson & Johnson	12	1,980
Merck & Co., Inc.	16	1,831
Pfizer, Inc.	19	705
		10,336
Professional Services — 0.7%
Booz Allen Hamilton Holding Corp.	8	855
SS&C Technologies Holdings, Inc.	7	421
		1,276
Real Estate Management & Development — 0.7%
CBRE Group, Inc., Class A *	15	1,255
Semiconductors & Semiconductor Equipment — 3.8%
Advanced Micro Devices, Inc. *	13	1,462
Analog Devices, Inc.	10	1,954
NXP Semiconductors NV (China)	5	985
Texas Instruments, Inc.	13	2,417
		6,818
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	83

JPMorgan U.S. Applied Data Science Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Software — 1.3%
Microsoft Corp.	7	2,273
Specialized REITs — 0.5%
Digital Realty Trust, Inc.	8	924
Specialty Retail — 2.9%
AutoZone, Inc. *	1	1,516
Lowe's Cos., Inc.	6	1,245
O'Reilly Automotive, Inc. *	2	2,328
		5,089
Textiles, Apparel & Luxury Goods — 0.7%
NIKE, Inc., Class B	10	1,146
Tobacco — 1.4%
Philip Morris International, Inc.	25	2,410
Total Common Stocks (Cost $149,122)		173,198
Short-Term Investments — 1.7%
Investment Companies — 1.7%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b) (Cost $2,951)	2,950	2,951
Total Investments — 99.2% (Cost $152,073)		176,149
Other Assets Less Liabilities — 0.8%		1,430
NET ASSETS — 100.0%		177,579

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	18	09/15/2023	USD	4,038	76

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. Morgan Large Cap Funds	June 30, 2023

JPMorgan U.S. Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 100.0%
Aerospace & Defense — 2.0%
Northrop Grumman Corp. (a)	1,006	458,755
Automobiles — 1.1%
Tesla, Inc. *	1,007	263,501
Banks — 2.9%
Truist Financial Corp.	2,733	82,939
US Bancorp	2,680	88,542
Wells Fargo & Co.	11,852	505,864
		677,345
Beverages — 2.1%
Coca-Cola Co. (The)	8,164	491,628
Biotechnology — 7.1%
AbbVie, Inc.	5,139	692,349
Biogen, Inc. *	792	225,673
Regeneron Pharmaceuticals, Inc. *	619	444,429
Vertex Pharmaceuticals, Inc. *	818	287,918
		1,650,369
Broadline Retail — 3.7%
Amazon.com, Inc. *	6,602	860,631
Building Products — 1.1%
Trane Technologies plc	1,326	253,714
Capital Markets — 5.4%
Ameriprise Financial, Inc.	943	313,169
Morgan Stanley	5,801	495,372
S&P Global, Inc. (a)	1,118	448,382
		1,256,923
Chemicals — 2.4%
Eastman Chemical Co.	2,077	173,861
PPG Industries, Inc.	2,510	372,210
		546,071
Construction Materials — 0.7%
Vulcan Materials Co.	687	154,808
Consumer Finance — 1.7%
American Express Co.	2,241	390,432
Consumer Staples Distribution & Retail — 0.9%
Dollar General Corp.	1,216	206,454
Diversified Telecommunication Services — 0.8%
Verizon Communications, Inc.	5,021	186,726
INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — 4.3%
NextEra Energy, Inc.	8,776	651,197
PG&E Corp. *	19,879	343,505
		994,702
Electrical Equipment — 2.5%
Eaton Corp. plc	2,856	574,449
Energy Equipment & Services — 2.2%
Baker Hughes Co.	16,090	508,597
Financial Services — 2.6%
Mastercard, Inc., Class A	1,543	606,688
Ground Transportation — 2.9%
Norfolk Southern Corp.	1,566	355,215
Uber Technologies, Inc. *	7,451	321,657
		676,872
Health Care Providers & Services — 3.2%
UnitedHealth Group, Inc.	1,536	738,491
Hotels, Restaurants & Leisure — 2.3%
McDonald's Corp.	1,776	529,875
Industrial REITs — 1.9%
Prologis, Inc.	3,623	444,287
Insurance — 1.4%
Progressive Corp. (The)	2,435	322,298
Interactive Media & Services — 5.3%
Alphabet, Inc., Class A *	5,780	691,850
Meta Platforms, Inc., Class A *	1,856	532,726
		1,224,576
IT Services — 1.2%
Accenture plc, Class A	879	271,134
Life Sciences Tools & Services — 0.8%
Danaher Corp.	805	193,296
Machinery — 2.3%
Deere & Co.	1,342	543,579
Oil, Gas & Consumable Fuels — 3.0%
ConocoPhillips	3,045	315,537
Pioneer Natural Resources Co.	1,848	382,864
		698,401
Pharmaceuticals — 2.3%
Bristol-Myers Squibb Co.	8,223	525,876
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	85

JPMorgan U.S. Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Semiconductors & Semiconductor Equipment — 8.1%
Advanced Micro Devices, Inc. *	1,460	166,364
ASML Holding NV (Registered), NYRS (Netherlands)	109	78,931
NVIDIA Corp.	2,069	875,126
NXP Semiconductors NV (China) (a)	3,686	754,456
		1,874,877
Software — 12.2%
Intuit, Inc.	494	226,357
Microsoft Corp.	6,525	2,222,109
Oracle Corp.	3,276	390,162
		2,838,628
Specialty Retail — 3.3%
Lowe's Cos., Inc.	2,547	574,852
TJX Cos., Inc. (The)	2,208	187,221
		762,073
Technology Hardware, Storage & Peripherals — 6.3%
Apple, Inc.	7,215	1,399,578
Seagate Technology Holdings plc	885	54,733
		1,454,311
Total Common Stocks (Cost $15,255,918)		23,180,367
Short-Term Investments — 1.2%
Investment Companies — 1.0%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (b) (c) (Cost $223,991)	223,951	223,996
INVESTMENTS	SHARES (000)	VALUE ($000)

Investment of Cash Collateral from Securities Loaned — 0.2%
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (b) (c)	37,988	37,991
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (c)	5,881	5,881
Total Investment of Cash Collateral from Securities Loaned (Cost $43,872)		43,872
Total Short-Term Investments (Cost $267,863)		267,868
Total Investments — 101.2% (Cost $15,523,781)		23,448,235
Liabilities in Excess of Other Assets — (1.2)%		(275,170)
NET ASSETS — 100.0%		23,173,065

Percentages indicated are based on net assets.

Abbreviations
NYRS	New York Registry Shares
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	The security or a portion of this security is on loan at June 30, 2023. The total value of securities on loan at June 30, 2023 is $43,674.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. Morgan Large Cap Funds	June 30, 2023

JPMorgan U.S. GARP Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.8%
Aerospace & Defense — 0.4%
Howmet Aerospace, Inc.	96	4,739
Automobiles — 2.5%
Tesla, Inc. *	109	28,406
Beverages — 1.6%
Coca-Cola Co. (The)	164	9,884
Monster Beverage Corp. *	87	4,988
PepsiCo, Inc.	21	3,880
		18,752
Biotechnology — 2.9%
AbbVie, Inc.	104	14,039
Neurocrine Biosciences, Inc. *	22	2,074
Regeneron Pharmaceuticals, Inc. *	7	5,394
Sarepta Therapeutics, Inc. *	14	1,577
Vertex Pharmaceuticals, Inc. *	31	10,796
		33,880
Broadline Retail — 5.2%
Amazon.com, Inc. *	461	60,053
Building Products — 1.0%
Carrier Global Corp.	96	4,771
Trane Technologies plc	35	6,714
		11,485
Capital Markets — 1.6%
Ameriprise Financial, Inc.	14	4,778
Charles Schwab Corp. (The)	110	6,258
S&P Global, Inc.	18	7,009
		18,045
Chemicals — 0.5%
Linde plc	15	5,909
Commercial Services & Supplies — 1.0%
Waste Management, Inc.	64	11,067
Construction & Engineering — 0.4%
Quanta Services, Inc.	22	4,301
Consumer Staples Distribution & Retail — 1.3%
Costco Wholesale Corp.	19	10,484
US Foods Holding Corp. *	100	4,386
		14,870
Electric Utilities — 0.4%
NextEra Energy, Inc.	55	4,087
INVESTMENTS	SHARES (000)	VALUE ($000)

Electronic Equipment, Instruments & Components — 0.4%
Keysight Technologies, Inc. *	31	5,126
Entertainment — 1.7%
Netflix, Inc. *	33	14,674
Take-Two Interactive Software, Inc. *	32	4,703
		19,377
Financial Services — 3.7%
Mastercard, Inc., Class A	99	39,079
Visa, Inc., Class A	14	3,230
		42,309
Food Products — 0.3%
Hershey Co. (The)	14	3,536
Ground Transportation — 1.3%
CSX Corp.	194	6,623
Uber Technologies, Inc. *	200	8,637
		15,260
Health Care Equipment & Supplies — 0.7%
Boston Scientific Corp. *	154	8,356
Health Care Providers & Services — 3.5%
Elevance Health, Inc.	22	9,697
Humana, Inc.	20	8,926
McKesson Corp.	15	6,471
UnitedHealth Group, Inc.	31	14,846
		39,940
Hotels, Restaurants & Leisure — 3.7%
Booking Holdings, Inc. *	3	7,817
Chipotle Mexican Grill, Inc. *	5	10,845
Expedia Group, Inc. *	54	5,850
Hilton Worldwide Holdings, Inc.	32	4,651
McDonald's Corp.	27	8,115
Yum! Brands, Inc.	39	5,412
		42,690
Industrial Conglomerates — 0.6%
Honeywell International, Inc.	32	6,663
Industrial REITs — 0.7%
Prologis, Inc.	65	7,966
Insurance — 1.3%
Arch Capital Group Ltd. *	71	5,288
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	87

JPMorgan U.S. GARP Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Insurance — continued
Progressive Corp. (The)	47	6,178
Travelers Cos., Inc. (The)	21	3,738
		15,204
Interactive Media & Services — 8.8%
Alphabet, Inc., Class A *	221	26,419
Alphabet, Inc., Class C *	215	26,034
Meta Platforms, Inc., Class A *	170	48,873
		101,326
IT Services — 0.4%
Amdocs Ltd.	43	4,227
Life Sciences Tools & Services — 2.6%
Agilent Technologies, Inc.	41	4,982
IQVIA Holdings, Inc. *	49	10,911
Thermo Fisher Scientific, Inc.	27	13,928
		29,821
Machinery — 0.9%
Deere & Co.	6	2,530
Ingersoll Rand, Inc.	76	4,933
Parker-Hannifin Corp.	8	3,062
		10,525
Media — 0.6%
Charter Communications, Inc., Class A *	18	6,774
Metals & Mining — 0.6%
Freeport-McMoRan, Inc.	164	6,548
Oil, Gas & Consumable Fuels — 0.7%
Cheniere Energy, Inc.	33	5,022
Diamondback Energy, Inc.	25	3,317
		8,339
Pharmaceuticals — 1.4%
Eli Lilly & Co.	33	15,653
Professional Services — 0.7%
Booz Allen Hamilton Holding Corp.	68	7,573
Semiconductors & Semiconductor Equipment — 9.1%
Advanced Micro Devices, Inc. *	86	9,752
ASML Holding NV (Registered), NYRS (Netherlands)	10	7,326
Lam Research Corp.	10	6,426
NVIDIA Corp.	120	50,831
NXP Semiconductors NV (China)	47	9,546
QUALCOMM, Inc.	32	3,823
INVESTMENTS	SHARES (000)	VALUE ($000)

Semiconductors & Semiconductor Equipment — continued
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	61	6,203
Teradyne, Inc.	57	6,288
Texas Instruments, Inc.	24	4,350
		104,545
Software — 19.2%
Adobe, Inc. *	18	8,758
Autodesk, Inc. *	15	3,135
Cadence Design Systems, Inc. *	60	14,053
Dropbox, Inc., Class A *	141	3,774
HubSpot, Inc. *	10	5,502
Intuit, Inc.	33	15,053
Microsoft Corp.	384	130,763
Oracle Corp.	89	10,587
Palo Alto Networks, Inc. *	55	13,972
ServiceNow, Inc. *	14	7,647
Workday, Inc., Class A *	29	6,544
		219,788
Specialized REITs — 0.8%
Equinix, Inc.	8	6,693
VICI Properties, Inc.	80	2,504
		9,197
Specialty Retail — 3.2%
Best Buy Co., Inc.	74	6,036
Burlington Stores, Inc. *	19	3,065
Lowe's Cos., Inc.	69	15,569
O'Reilly Automotive, Inc. *	8	7,238
Tractor Supply Co.	20	4,511
		36,419
Technology Hardware, Storage & Peripherals — 11.7%
Apple, Inc.	630	122,217
Pure Storage, Inc., Class A *	131	4,841
Seagate Technology Holdings plc	110	6,773
		133,831
Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc., Class B	52	5,708
Tobacco — 0.5%
Philip Morris International, Inc.	59	5,784
SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. Morgan Large Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Trading Companies & Distributors — 0.4%
United Rentals, Inc.	9	4,097
Total Common Stocks (Cost $635,067)		1,132,176
Short-Term Investments — 1.1%
Investment Companies — 1.1%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b) (Cost $12,864)	12,862	12,865
Total Investments — 99.9% (Cost $647,931)		1,145,041
Other Assets Less Liabilities — 0.1%		1,033
NET ASSETS — 100.0%		1,146,074

Percentages indicated are based on net assets.

Abbreviations
ADR	American Depositary Receipt
NYRS	New York Registry Shares
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	50	09/15/2023	USD	11,216	361

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	89

JPMorgan U.S. Large Cap Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — 123.1%
Common Stocks — 120.9%
Aerospace & Defense — 3.0%
Howmet Aerospace, Inc.	381	18,872
Northrop Grumman Corp. (a)	21	9,526
Raytheon Technologies Corp.	142	13,917
TransDigm Group, Inc.	1	781
		43,096
Air Freight & Logistics — 0.6%
United Parcel Service, Inc., Class B	50	8,985
Banks — 2.6%
Bank of America Corp.	98	2,812
Fifth Third Bancorp	272	7,114
Wells Fargo & Co. (a)	623	26,595
		36,521
Beverages — 3.5%
Coca-Cola Co. (The) (a)	202	12,163
Constellation Brands, Inc., Class A	32	7,776
Monster Beverage Corp. *	313	18,012
PepsiCo, Inc. (a)	65	12,108
		50,059
Biotechnology — 5.0%
AbbVie, Inc. (a)	160	21,608
Biogen, Inc. *	42	11,868
BioMarin Pharmaceutical, Inc. *	79	6,880
Regeneron Pharmaceuticals, Inc. *	17	12,119
Sarepta Therapeutics, Inc. *	53	6,097
Vertex Pharmaceuticals, Inc. *	37	12,902
		71,474
Broadline Retail — 5.0%
Amazon.com, Inc. * (a)	545	71,015
Building Products — 1.2%
Trane Technologies plc	91	17,345
Capital Markets — 4.4%
Charles Schwab Corp. (The)	202	11,427
CME Group, Inc.	81	15,059
Goldman Sachs Group, Inc. (The)	22	6,967
Morgan Stanley (a)	62	5,319
Raymond James Financial, Inc.	91	9,426
S&P Global, Inc.	36	14,523
		62,721
Chemicals — 1.9%
Air Products and Chemicals, Inc.	31	9,246
Linde plc	46	17,652
		26,898
Commercial Services & Supplies — 0.4%
Waste Connections, Inc.	37	5,274
INVESTMENTS	SHARES (000)	VALUE ($000)

Communications Equipment — 0.2%
Arista Networks, Inc. *	5	755
Juniper Networks, Inc.	55	1,733
		2,488
Construction Materials — 0.4%
Martin Marietta Materials, Inc.	12	5,772
Consumer Finance — 0.3%
American Express Co.	23	4,010
Consumer Staples Distribution & Retail — 1.0%
Costco Wholesale Corp.	26	14,192
Diversified REITs — 0.1%
WP Carey, Inc.	18	1,250
Electric Utilities — 1.4%
NextEra Energy, Inc. (a)	103	7,631
PG&E Corp. *	666	11,514
Southern Co. (The)	20	1,373
		20,518
Electrical Equipment — 1.4%
Eaton Corp. plc	98	19,723
Electronic Equipment, Instruments & Components — 0.7%
Corning, Inc.	116	4,081
Keysight Technologies, Inc. *	37	6,186
		10,267
Energy Equipment & Services — 0.5%
Baker Hughes Co. (a)	171	5,425
Schlumberger NV	30	1,459
		6,884
Entertainment — 1.6%
Endeavor Group Holdings, Inc., Class A *	583	13,961
Netflix, Inc. *	21	9,190
		23,151
Financial Services — 5.3%
Berkshire Hathaway, Inc., Class B *	24	8,078
Block, Inc. *	21	1,405
Fiserv, Inc. *	47	5,954
FleetCor Technologies, Inc. *	28	7,013
Jack Henry & Associates, Inc.	10	1,750
Mastercard, Inc., Class A (a)	114	44,704
WEX, Inc. *	36	6,525
		75,429
Food Products — 0.7%
Hershey Co. (The)	20	5,033
Mondelez International, Inc., Class A (a)	71	5,205
		10,238
Ground Transportation — 2.3%
CSX Corp.	93	3,158
Norfolk Southern Corp. (a)	38	8,703
SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. Morgan Large Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Ground Transportation — continued
Old Dominion Freight Line, Inc.	8	2,932
Uber Technologies, Inc. *	259	11,185
Union Pacific Corp. (a)	31	6,268
		32,246
Health Care Equipment & Supplies — 3.8%
Abbott Laboratories	27	2,938
Baxter International, Inc.	48	2,169
Boston Scientific Corp. * (a)	375	20,295
Intuitive Surgical, Inc. *	40	13,748
Stryker Corp.	31	9,371
Zimmer Biomet Holdings, Inc.	43	6,285
		54,806
Health Care Providers & Services — 3.6%
HCA Healthcare, Inc.	8	2,365
McKesson Corp.	17	7,321
UnitedHealth Group, Inc. (a)	86	41,410
		51,096
Hotels, Restaurants & Leisure — 4.8%
Booking Holdings, Inc. *	5	14,212
Chipotle Mexican Grill, Inc. *	7	15,431
Hilton Worldwide Holdings, Inc.	56	8,084
McDonald's Corp. (a)	42	12,521
Yum! Brands, Inc. (a)	137	19,010
		69,258
Household Products — 0.8%
Church & Dwight Co., Inc.	71	7,098
Procter & Gamble Co. (The) (a)	24	3,712
		10,810
Industrial Conglomerates — 1.4%
Honeywell International, Inc. (a)	95	19,780
Industrial REITs — 1.1%
Prologis, Inc.	134	16,399
Insurance — 2.4%
Arthur J Gallagher & Co.	35	7,601
Chubb Ltd.	7	1,348
Globe Life, Inc.	97	10,617
Progressive Corp. (The) (a)	105	13,973
Travelers Cos., Inc. (The)	7	1,279
		34,818
Interactive Media & Services — 7.0%
Alphabet, Inc., Class C *	67	8,070
Alphabet, Inc., Class A * (a)	391	46,834
Meta Platforms, Inc., Class A * (a)	158	45,497
		100,401
IT Services — 0.1%
Cognizant Technology Solutions Corp., Class A	19	1,261
INVESTMENTS	SHARES (000)	VALUE ($000)

Life Sciences Tools & Services — 1.6%
Danaher Corp.	47	11,144
Thermo Fisher Scientific, Inc. (a)	22	11,675
		22,819
Machinery — 3.1%
Deere & Co. (a)	51	20,622
Dover Corp.	82	12,161
Ingersoll Rand, Inc.	167	10,892
		43,675
Media — 1.0%
Charter Communications, Inc., Class A * (a)	22	8,159
Comcast Corp., Class A (a)	123	5,121
Liberty Media Corp.-Liberty SiriusXM, Class A *	48	1,555
		14,835
Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	101	4,041
Multi-Utilities — 1.8%
CenterPoint Energy, Inc.	96	2,790
CMS Energy Corp.	52	3,051
Dominion Energy, Inc.	178	9,237
Public Service Enterprise Group, Inc.	171	10,681
		25,759
Oil, Gas & Consumable Fuels — 4.8%
Cheniere Energy, Inc.	8	1,253
ConocoPhillips	181	18,758
Diamondback Energy, Inc.	58	7,608
EOG Resources, Inc.	26	2,956
Exxon Mobil Corp. (a)	327	35,032
Marathon Oil Corp.	93	2,153
Targa Resources Corp.	9	662
		68,422
Personal Care Products — 0.6%
Estee Lauder Cos., Inc. (The), Class A	28	5,568
Kenvue, Inc. *	129	3,404
		8,972
Pharmaceuticals — 2.3%
Bristol-Myers Squibb Co. (a)	267	17,079
Eli Lilly & Co. (a)	29	13,626
Johnson & Johnson	17	2,716
		33,421
Professional Services — 0.5%
Booz Allen Hamilton Holding Corp.	62	6,868
Residential REITs — 0.9%
Equity LifeStyle Properties, Inc.	133	8,906
UDR, Inc.	76	3,248
		12,154
Semiconductors & Semiconductor Equipment — 12.8%
Advanced Micro Devices, Inc. *	167	18,953
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	91

JPMorgan U.S. Large Cap Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Long Positions — continued
Common Stocks — continued
Semiconductors & Semiconductor Equipment — continued
Analog Devices, Inc. (a)	66	12,826
Marvell Technology, Inc.	24	1,453
Micron Technology, Inc.	37	2,295
Monolithic Power Systems, Inc.	3	1,675
NVIDIA Corp. (a)	130	55,015
NXP Semiconductors NV (China)	222	45,485
ON Semiconductor Corp. *	8	766
Qorvo, Inc. *	12	1,236
Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan)	274	27,678
Teradyne, Inc.	117	13,057
Texas Instruments, Inc.	12	2,104
		182,543
Software — 11.5%
Adobe, Inc. *	24	11,898
Intuit, Inc.	37	16,711
Microsoft Corp. (a)	327	111,496
Roper Technologies, Inc.	9	4,462
Salesforce, Inc. *	69	14,498
ServiceNow, Inc. *	9	4,897
		163,962
Specialized REITs — 0.8%
Digital Realty Trust, Inc.	73	8,241
SBA Communications Corp.	12	2,851
		11,092
Specialty Retail — 3.0%
AutoNation, Inc. *	14	2,293
Best Buy Co., Inc.	36	2,942
Burlington Stores, Inc. *	28	4,382
Lowe's Cos., Inc. (a)	75	17,009
O'Reilly Automotive, Inc. * (a)	13	12,372
TJX Cos., Inc. (The)	51	4,304
		43,302
Technology Hardware, Storage & Peripherals — 6.8%
Apple, Inc. (a)	426	82,624
Dell Technologies, Inc., Class C	50	2,717
Seagate Technology Holdings plc	195	12,042
		97,383
Textiles, Apparel & Luxury Goods — 0.2%
NIKE, Inc., Class B	31	3,391
Wireless Telecommunication Services — 0.4%
T-Mobile US, Inc. *	45	6,221
Total Common Stocks (Cost $940,177)		1,727,045
INVESTMENTS	SHARES (000)	VALUE ($000)

Short-Term Investments — 2.2%
Investment Companies — 2.2%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (b) (c)(Cost $30,659)	30,653	30,659
Total Long Positions (Cost $970,836)		1,757,704
Short Positions — (22.8)%
Common Stocks — (22.8)%
Aerospace & Defense — (1.0)%
Boeing Co. (The) *	(16)	(3,290)
General Dynamics Corp.	(28)	(6,066)
Huntington Ingalls Industries, Inc.	(19)	(4,402)
(13,758)
Air Freight & Logistics — (0.4)%
CH Robinson Worldwide, Inc.	(38)	(3,551)
Expeditors International of Washington, Inc.	(13)	(1,565)
(5,116)
Automobiles — (0.6)%
General Motors Co.	(216)	(8,336)
Banks — (0.3)%
Huntington Bancshares, Inc.	(176)	(1,900)
PNC Financial Services Group, Inc. (The)	(17)	(2,055)
Regions Financial Corp.	(55)	(986)
(4,941)
Biotechnology — (0.5)%
Amgen, Inc.	(17)	(3,774)
Gilead Sciences, Inc.	(15)	(1,120)
Moderna, Inc. *	(21)	(2,574)
(7,468)
Broadline Retail — (0.3)%
eBay, Inc.	(105)	(4,673)
Building Products — (0.8)%
Allegion plc	(19)	(2,237)
Carrier Global Corp.	(34)	(1,710)
Johnson Controls International plc	(45)	(3,040)
Lennox International, Inc.	(12)	(3,953)
(10,940)
Capital Markets — (1.2)%
BlackRock, Inc.	(1)	(916)
Coinbase Global, Inc., Class A *	(6)	(411)
FactSet Research Systems, Inc.	(5)	(1,833)
Franklin Resources, Inc.	(117)	(3,135)
LPL Financial Holdings, Inc.	(12)	(2,682)
MSCI, Inc.	(4)	(1,779)
Nasdaq, Inc.	(45)	(2,230)
Northern Trust Corp.	(31)	(2,322)
T. Rowe Price Group, Inc.	(22)	(2,417)
(17,725)
SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. Morgan Large Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Communications Equipment — (0.9)%
Cisco Systems, Inc.	(251)	(12,975)
Consumer Finance — (0.2)%
Capital One Financial Corp.	(8)	(880)
Synchrony Financial	(71)	(2,413)
(3,293)
Consumer Staples Distribution & Retail — (0.7)%
Kroger Co. (The)	(70)	(3,292)
Sysco Corp.	(62)	(4,595)
Walgreens Boots Alliance, Inc.	(93)	(2,662)
(10,549)
Containers & Packaging — (0.2)%
International Paper Co.	(111)	(3,527)
Diversified Telecommunication Services — (0.3)%
AT&T, Inc.	(119)	(1,905)
Verizon Communications, Inc.	(76)	(2,818)
(4,723)
Electric Utilities — (1.3)%
American Electric Power Co., Inc.	(46)	(3,843)
Duke Energy Corp.	(44)	(3,989)
Edison International	(40)	(2,801)
Eversource Energy	(67)	(4,748)
Exelon Corp.	(43)	(1,733)
FirstEnergy Corp.	(46)	(1,788)
(18,902)
Electrical Equipment — (0.3)%
Acuity Brands, Inc.	(23)	(3,808)
Energy Equipment & Services — (0.1)%
Halliburton Co.	(45)	(1,471)
Entertainment — (0.3)%
Electronic Arts, Inc.	(16)	(2,036)
ROBLOX Corp., Class A *	(43)	(1,752)
Warner Bros Discovery, Inc. *	—	—
(3,788)
Financial Services — (1.0)%
Affirm Holdings, Inc. *	(189)	(2,893)
Apollo Global Management, Inc.	(21)	(1,631)
Corebridge Financial, Inc.	(50)	(889)
Global Payments, Inc.	(17)	(1,681)
Voya Financial, Inc.	(47)	(3,348)
Western Union Co. (The)	(308)	(3,616)
(14,058)
Food Products — (0.6)%
Campbell Soup Co.	(60)	(2,765)
Conagra Brands, Inc.	(40)	(1,355)
General Mills, Inc.	(24)	(1,823)
INVESTMENTS	SHARES (000)	VALUE ($000)

Food Products — continued
Kellogg Co.	(21)	(1,405)
Kraft Heinz Co. (The)	(49)	(1,744)
(9,092)
Gas Utilities — (0.2)%
National Fuel Gas Co.	(46)	(2,389)
Ground Transportation — (0.1)%
JB Hunt Transport Services, Inc.	(4)	(733)
Werner Enterprises, Inc.	(15)	(641)
(1,374)
Health Care Equipment & Supplies — (0.1)%
Edwards Lifesciences Corp. *	(15)	(1,406)
Health Care Providers & Services — (0.3)%
Henry Schein, Inc. *	(31)	(2,500)
Quest Diagnostics, Inc.	(14)	(2,024)
(4,524)
Household Durables — (0.1)%
Mohawk Industries, Inc. *	(19)	(1,952)
Industrial Conglomerates — (0.2)%
3M Co.	(24)	(2,425)
Insurance — (0.9)%
Aflac, Inc.	(38)	(2,654)
Allstate Corp. (The)	(42)	(4,527)
Aon plc, Class A	(4)	(1,415)
Marsh & McLennan Cos., Inc.	(7)	(1,392)
Prudential Financial, Inc.	(16)	(1,392)
WR Berkley Corp.	(24)	(1,456)
(12,836)
IT Services — (0.3)%
EPAM Systems, Inc. *	(7)	(1,506)
International Business Machines Corp.	(9)	(1,267)
Shopify, Inc. (Canada), Class A *	(21)	(1,363)
(4,136)
Life Sciences Tools & Services — (0.6)%
Agilent Technologies, Inc.	(17)	(2,080)
Revvity, Inc.	(23)	(2,732)
Waters Corp. *	(13)	(3,287)
(8,099)
Machinery — (1.3)%
Donaldson Co., Inc.	(71)	(4,444)
IDEX Corp.	(15)	(3,159)
Illinois Tool Works, Inc.	(16)	(3,970)
Stanley Black & Decker, Inc.	(74)	(6,934)
(18,507)
Media — (1.1)%
Fox Corp., Class A	(95)	(3,216)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	93

JPMorgan U.S. Large Cap Core Plus Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Short Positions — continued
Common Stocks — continued
Media — continued
Interpublic Group of Cos., Inc. (The)	(232)	(8,942)
Paramount Global, Class B	(191)	(3,043)
(15,201)
Office REITs — (0.0)% ^
Orion Office REIT, Inc.	—	—
SL Green Realty Corp.	—	—
—
Oil, Gas & Consumable Fuels — (0.7)%
APA Corp.	(56)	(1,906)
Coterra Energy, Inc.	(53)	(1,352)
Devon Energy Corp.	(25)	(1,205)
Enbridge, Inc. (Canada)	(100)	(3,697)
ONEOK, Inc.	(28)	(1,732)
(9,892)
Pharmaceuticals — (0.3)%
Catalent, Inc. *	(31)	(1,353)
Pfizer, Inc.	(77)	(2,819)
(4,172)
Professional Services — (0.7)%
Ceridian HCM Holding, Inc. *	(49)	(3,256)
Equifax, Inc.	(5)	(1,269)
Paychex, Inc.	(11)	(1,262)
Paycom Software, Inc.	(10)	(3,126)
TransUnion	(18)	(1,410)
(10,323)
Retail REITs — (0.5)%
NNN REIT, Inc.	(30)	(1,275)
Simon Property Group, Inc.	(50)	(5,825)
(7,100)
Semiconductors & Semiconductor Equipment — (2.0)%
Intel Corp.	(178)	(5,952)
Lam Research Corp.	(11)	(6,822)
Microchip Technology, Inc.	(146)	(13,097)
QUALCOMM, Inc.	(26)	(3,075)
(28,946)
Specialized REITs — (0.4)%
Extra Space Storage, Inc.	(25)	(3,749)
Iron Mountain, Inc.	(25)	(1,386)
(5,135)
INVESTMENTS	SHARES (000)	VALUE ($000)

Specialty Retail — (0.5)%
CarMax, Inc. *	(18)	(1,549)
Home Depot, Inc. (The)	(16)	(4,844)
(6,393)
Technology Hardware, Storage & Peripherals — (1.1)%
Hewlett Packard Enterprise Co.	(544)	(9,142)
NetApp, Inc.	(84)	(6,425)
Xerox Holdings Corp.	(48)	(718)
(16,285)
Textiles, Apparel & Luxury Goods — (0.1)%
VF Corp.	(67)	(1,280)
Trading Companies & Distributors — (0.3)%
Fastenal Co.	(63)	(3,732)
Total Common Stocks (Proceeds $(348,979))		(325,250)
Total Short Positions (Proceeds $(348,979))		(325,250)
Total Investments — 100.3% (Cost $621,857)		1,432,454
Liabilities in Excess of Other Assets — (0.3)%		(4,035)
Net Assets — 100.0%		1,428,419

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	All or a portion of this security is segregated as collateral for short sales. The total value of securities segregated as collateral is $444,378.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. Morgan Large Cap Funds	June 30, 2023

Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	30	09/15/2023	USD	6,730	166

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	95

JPMorgan U.S. Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.9%
Aerospace & Defense — 1.3%
Howmet Aerospace, Inc.	154	7,648
Raytheon Technologies Corp.	642	62,839
Textron, Inc.	397	26,869
		97,356
Air Freight & Logistics — 1.2%
FedEx Corp.	88	21,801
United Parcel Service, Inc., Class B	363	65,131
		86,932
Automobile Components — 0.2%
Aptiv plc *	161	16,481
Automobiles — 1.7%
Tesla, Inc. *	499	130,572
Banks — 3.5%
Bank of America Corp.	2,822	80,954
Citigroup, Inc.	467	21,498
Fifth Third Bancorp	684	17,937
Truist Financial Corp.	1,128	34,244
US Bancorp	1,176	38,858
Wells Fargo & Co.	1,596	68,093
		261,584
Beverages — 2.5%
Coca-Cola Co. (The)	1,369	82,452
Constellation Brands, Inc., Class A	99	24,473
Monster Beverage Corp. *	156	8,930
PepsiCo, Inc.	385	71,232
		187,087
Biotechnology — 2.8%
AbbVie, Inc.	633	85,229
Biogen, Inc. *	81	23,193
BioMarin Pharmaceutical, Inc. *	62	5,363
Neurocrine Biosciences, Inc. *	43	4,065
Regeneron Pharmaceuticals, Inc. *	55	39,919
Sarepta Therapeutics, Inc. *	63	7,203
Vertex Pharmaceuticals, Inc. *	129	45,273
		210,245
Broadline Retail — 3.6%
Amazon.com, Inc. *	2,102	273,980
INVESTMENTS	SHARES (000)	VALUE ($000)

Building Products — 0.9%
Masco Corp.	312	17,919
Trane Technologies plc	250	47,791
		65,710
Capital Markets — 2.6%
Charles Schwab Corp. (The)	140	7,918
CME Group, Inc.	251	46,508
Intercontinental Exchange, Inc.	287	32,479
Morgan Stanley	416	35,550
Raymond James Financial, Inc.	251	26,011
S&P Global, Inc.	93	37,400
State Street Corp.	154	11,259
		197,125
Chemicals — 2.1%
Air Products and Chemicals, Inc.	79	23,765
Dow, Inc.	516	27,494
Eastman Chemical Co.	232	19,458
Linde plc	137	52,158
LyondellBasell Industries NV, Class A	153	14,040
PPG Industries, Inc.	148	21,889
		158,804
Commercial Services & Supplies — 0.2%
Cintas Corp.	32	15,849
Communications Equipment — 0.2%
Motorola Solutions, Inc.	57	16,808
Consumer Finance — 0.2%
American Express Co.	107	18,726
Consumer Staples Distribution & Retail — 1.0%
Costco Wholesale Corp.	142	76,323
Distributors — 0.1%
LKQ Corp.	124	7,216
Diversified Telecommunication Services — 0.1%
AT&T, Inc.	353	5,630
Electric Utilities — 1.3%
NextEra Energy, Inc.	866	64,251
PG&E Corp. *	1,877	32,428
		96,679
Electrical Equipment — 0.7%
Eaton Corp. plc	256	51,392
SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. Morgan Large Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Electronic Equipment, Instruments & Components — 0.2%
Corning, Inc.	254	8,920
Keysight Technologies, Inc. *	50	8,321
		17,241
Energy Equipment & Services — 0.2%
Baker Hughes Co.	354	11,192
Entertainment — 0.7%
Netflix, Inc. *	118	52,087
Financial Services — 4.4%
Berkshire Hathaway, Inc., Class B *	314	106,970
FleetCor Technologies, Inc. *	108	27,161
Mastercard, Inc., Class A	298	117,213
Visa, Inc., Class A	356	84,567
		335,911
Food Products — 0.4%
Mondelez International, Inc., Class A	374	27,249
Ground Transportation — 0.9%
CSX Corp.	479	16,338
Norfolk Southern Corp.	90	20,334
Uber Technologies, Inc. *	274	11,834
Union Pacific Corp.	113	23,131
		71,637
Health Care Equipment & Supplies — 2.6%
Abbott Laboratories	389	42,408
Baxter International, Inc.	464	21,130
Boston Scientific Corp. *	675	36,526
Dexcom, Inc. *	78	10,005
Intuitive Surgical, Inc. *	109	37,269
Medtronic plc	286	25,201
ResMed, Inc.	28	6,065
Stryker Corp.	49	15,160
		193,764
Health Care Providers & Services — 2.9%
Centene Corp. *	313	21,149
CVS Health Corp.	150	10,393
Elevance Health, Inc.	76	33,592
Humana, Inc.	41	18,407
McKesson Corp.	37	15,696
UnitedHealth Group, Inc.	245	117,655
		216,892
INVESTMENTS	SHARES (000)	VALUE ($000)

Health Care REITs — 0.3%
Ventas, Inc.	548	25,899
Hotels, Restaurants & Leisure — 2.9%
Booking Holdings, Inc. *	17	45,476
Chipotle Mexican Grill, Inc. *	24	51,629
Domino's Pizza, Inc.	26	8,685
Expedia Group, Inc. *	207	22,642
Marriott International, Inc., Class A	132	24,160
McDonald's Corp.	88	26,298
Royal Caribbean Cruises Ltd. *	42	4,375
Yum! Brands, Inc.	245	33,957
		217,222
Household Durables — 0.3%
Lennar Corp., Class A	56	7,058
Toll Brothers, Inc.	122	9,632
Whirlpool Corp.	30	4,446
		21,136
Household Products — 1.3%
Church & Dwight Co., Inc.	137	13,722
Colgate-Palmolive Co.	442	34,036
Procter & Gamble Co. (The)	347	52,757
		100,515
Industrial Conglomerates — 1.1%
Honeywell International, Inc.	415	86,155
Industrial REITs — 0.7%
Prologis, Inc.	405	49,703
Insurance — 1.8%
Aflac, Inc.	168	11,749
Globe Life, Inc.	196	21,524
MetLife, Inc.	67	3,770
Progressive Corp. (The)	449	59,444
Travelers Cos., Inc. (The)	247	42,839
		139,326
Interactive Media & Services — 5.5%
Alphabet, Inc., Class A *	1,198	143,444
Alphabet, Inc., Class C *	1,013	122,514
Meta Platforms, Inc., Class A *	519	148,899
		414,857
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	97

JPMorgan U.S. Research Enhanced Equity Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
IT Services — 1.2%
Accenture plc, Class A	203	62,585
Cognizant Technology Solutions Corp., Class A	434	28,319
		90,904
Life Sciences Tools & Services — 1.4%
Danaher Corp.	147	35,321
Thermo Fisher Scientific, Inc.	141	73,309
		108,630
Machinery — 1.9%
Deere & Co.	135	54,860
Dover Corp.	121	17,916
Otis Worldwide Corp.	326	29,017
Parker-Hannifin Corp.	108	41,916
		143,709
Media — 1.2%
Charter Communications, Inc., Class A *	99	36,488
Comcast Corp., Class A	1,328	55,164
		91,652
Metals & Mining — 0.3%
Freeport-McMoRan, Inc.	280	11,204
Nucor Corp.	74	12,075
		23,279
Multi-Utilities — 1.3%
Ameren Corp.	199	16,221
CenterPoint Energy, Inc.	597	17,412
CMS Energy Corp.	143	8,422
Dominion Energy, Inc.	249	12,916
Public Service Enterprise Group, Inc.	711	44,489
		99,460
Oil, Gas & Consumable Fuels — 3.9%
Chevron Corp.	226	35,511
ConocoPhillips	563	58,345
Diamondback Energy, Inc.	288	37,864
EOG Resources, Inc.	421	48,216
Exxon Mobil Corp.	970	103,995
Marathon Oil Corp.	588	13,546
		297,477
Passenger Airlines — 0.3%
Delta Air Lines, Inc. *	131	6,243
Southwest Airlines Co.	356	12,897
		19,140
INVESTMENTS	SHARES (000)	VALUE ($000)

Personal Care Products — 0.0% ^
Kenvue, Inc. *	70	1,844
Pharmaceuticals — 3.5%
Bristol-Myers Squibb Co.	991	63,376
Eli Lilly & Co.	150	70,446
Johnson & Johnson	524	86,737
Merck & Co., Inc.	406	46,764
		267,323
Professional Services — 0.3%
Booz Allen Hamilton Holding Corp.	59	6,615
Leidos Holdings, Inc.	174	15,338
		21,953
Residential REITs — 0.6%
Equity LifeStyle Properties, Inc.	202	13,505
Sun Communities, Inc.	128	16,781
UDR, Inc.	398	17,087
		47,373
Semiconductors & Semiconductor Equipment — 7.9%
Advanced Micro Devices, Inc. *	565	64,403
Analog Devices, Inc.	343	66,856
Broadcom, Inc.	15	12,880
Lam Research Corp.	99	63,609
NVIDIA Corp.	494	209,028
NXP Semiconductors NV (China)	320	65,410
Qorvo, Inc. *	139	14,179
Teradyne, Inc.	169	18,833
Texas Instruments, Inc.	451	81,095
		596,293
Software — 10.1%
Adobe, Inc. *	178	87,058
Cadence Design Systems, Inc. *	62	14,464
DocuSign, Inc. *	55	2,785
Intuit, Inc.	99	45,455
Microsoft Corp.	1,586	540,158
Oracle Corp.	291	34,642
Salesforce, Inc. *	126	26,681
ServiceNow, Inc. *	20	11,093
		762,336
SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. Morgan Large Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Specialized REITs — 0.6%
Equinix, Inc.	27	21,080
SBA Communications Corp.	112	26,002
		47,082
Specialty Retail — 2.8%
AutoNation, Inc. *	86	14,192
AutoZone, Inc. *	16	38,802
Best Buy Co., Inc.	292	23,948
Burlington Stores, Inc. *	60	9,465
Home Depot, Inc. (The)	26	8,081
Lowe's Cos., Inc.	347	78,382
O'Reilly Automotive, Inc. *	12	11,979
TJX Cos., Inc. (The)	302	25,577
Ulta Beauty, Inc. *	8	3,641
		214,067
Technology Hardware, Storage & Peripherals — 8.0%
Apple, Inc.	2,999	581,667
Seagate Technology Holdings plc	378	23,427
		605,094
Textiles, Apparel & Luxury Goods — 0.5%
NIKE, Inc., Class B	320	35,279
Tobacco — 0.4%
Altria Group, Inc.	248	11,223
Philip Morris International, Inc.	222	21,654
		32,877
INVESTMENTS	SHARES (000)	VALUE ($000)

Wireless Telecommunication Services — 0.3%
T-Mobile US, Inc. *	136	18,879
Total Common Stocks (Cost $4,811,175)		7,479,936
Short-Term Investments — 1.1%
Investment Companies — 1.1%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b) (Cost $82,056)	82,042	82,058
Total Investments — 100.0% (Cost $4,893,231)		7,561,994
Liabilities in Excess of Other Assets — (0.0)% ^		(975)
NET ASSETS — 100.0%		7,561,019

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini Index	324	09/15/2023	USD	72,681	2,338

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	99

JPMorgan U.S. Sustainable Leaders Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 99.2%
Automobile Components — 0.8%
Aptiv plc *	14	1,442
Automobiles — 1.0%
Tesla, Inc. *	7	1,820
Banks — 2.7%
Bank of America Corp.	99	2,825
Citigroup, Inc.	26	1,185
Fifth Third Bancorp	29	771
		4,781
Biotechnology — 2.3%
Amgen, Inc.	5	1,028
Regeneron Pharmaceuticals, Inc. *	2	1,592
Vertex Pharmaceuticals, Inc. *	4	1,447
		4,067
Broadline Retail — 2.8%
Amazon.com, Inc. *	38	4,990
Building Products — 1.9%
Carrier Global Corp.	31	1,546
Trane Technologies plc	9	1,764
		3,310
Capital Markets — 4.8%
Charles Schwab Corp. (The)	25	1,386
CME Group, Inc.	13	2,418
Morgan Stanley	25	2,149
S&P Global, Inc.	6	2,478
		8,431
Chemicals — 2.1%
Ecolab, Inc.	7	1,374
Linde plc	6	2,285
		3,659
Commercial Services & Supplies — 1.2%
Waste Management, Inc.	12	2,073
Consumer Staples Distribution & Retail — 2.8%
Costco Wholesale Corp.	8	4,337
Target Corp.	4	563
		4,900
Containers & Packaging — 0.8%
Ball Corp.	26	1,496
Diversified Telecommunication Services — 0.9%
Verizon Communications, Inc.	40	1,498
INVESTMENTS	SHARES (000)	VALUE ($000)

Electric Utilities — 3.3%
NextEra Energy, Inc.	41	3,006
PG&E Corp. *	80	1,386
Xcel Energy, Inc.	24	1,500
		5,892
Electrical Equipment — 1.7%
Eaton Corp. plc	15	3,061
Energy Equipment & Services — 1.6%
Baker Hughes Co.	89	2,816
Entertainment — 1.5%
Netflix, Inc. *	4	1,694
Walt Disney Co. (The) *	11	954
		2,648
Financial Services — 3.6%
Mastercard, Inc., Class A	16	6,286
Food Products — 0.9%
General Mills, Inc.	20	1,514
Ground Transportation — 1.1%
Union Pacific Corp.	10	1,975
Health Care Equipment & Supplies — 2.8%
Boston Scientific Corp. *	63	3,414
Hologic, Inc. *	20	1,604
		5,018
Health Care Providers & Services — 2.7%
UnitedHealth Group, Inc.	10	4,805
Industrial REITs — 1.8%
Prologis, Inc.	26	3,243
Insurance — 3.4%
Marsh & McLennan Cos., Inc.	8	1,504
MetLife, Inc.	21	1,183
Progressive Corp. (The)	18	2,358
Travelers Cos., Inc. (The)	5	941
		5,986
Interactive Media & Services — 4.1%
Alphabet, Inc., Class A *	60	7,181
IT Services — 1.0%
Accenture plc, Class A	5	1,689
Life Sciences Tools & Services — 4.2%
Agilent Technologies, Inc.	8	939
SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. Morgan Large Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Life Sciences Tools & Services — continued
IQVIA Holdings, Inc. *	14	3,115
Thermo Fisher Scientific, Inc.	6	3,276
		7,330
Machinery — 2.2%
Deere & Co.	5	1,890
Ingersoll Rand, Inc.	31	2,050
		3,940
Media — 0.9%
Charter Communications, Inc., Class A *	4	1,526
Metals & Mining — 0.3%
Alcoa Corp.	13	448
Personal Care Products — 0.6%
Estee Lauder Cos., Inc. (The), Class A	5	986
Pharmaceuticals — 3.8%
Bristol-Myers Squibb Co.	35	2,200
Eli Lilly & Co.	4	1,795
Merck & Co., Inc.	23	2,683
		6,678
Semiconductors & Semiconductor Equipment — 7.1%
Advanced Micro Devices, Inc. *	13	1,470
Lam Research Corp.	2	1,057
NVIDIA Corp.	12	4,923
NXP Semiconductors NV (China)	9	1,918
SolarEdge Technologies, Inc. *	3	783
Texas Instruments, Inc.	13	2,361
		12,512
Software — 12.9%
Adobe, Inc. *	2	729
Autodesk, Inc. *	2	416
Cadence Design Systems, Inc. *	8	1,939
Intuit, Inc.	5	2,100
Microsoft Corp.	42	14,261
Oracle Corp.	11	1,365
Palo Alto Networks, Inc. *	5	1,286
Workday, Inc., Class A *	3	621
		22,717
Specialized REITs — 1.5%
American Tower Corp.	4	707
INVESTMENTS	SHARES (000)	VALUE ($000)

Specialized REITs — continued
Equinix, Inc.	1	1,101
Weyerhaeuser Co.	24	810
		2,618
Specialty Retail — 4.3%
Best Buy Co., Inc.	14	1,139
Lowe's Cos., Inc.	11	2,566
TJX Cos., Inc. (The)	36	3,026
Tractor Supply Co.	4	805
		7,536
Technology Hardware, Storage & Peripherals — 7.8%
Apple, Inc.	64	12,346
Seagate Technology Holdings plc	21	1,332
		13,678
Total Common Stocks (Cost $139,712)		174,550
Short-Term Investments — 0.8%
Investment Companies — 0.8%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b) (Cost $1,493)	1,493	1,493
Total Investments — 100.0% (Cost $141,205)		176,043
Liabilities in Excess of Other Assets — (0.0)% ^		(42)
NET ASSETS — 100.0%		176,001

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	101

JPMorgan U.S. Sustainable Leaders Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
Futures contracts outstanding as of June 30, 2023 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
S&P 500 E-Mini ESG Equity Index	7	09/15/2023	USD	1,392	39

Abbreviations
USD	United States Dollar
SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. Morgan Large Cap Funds	June 30, 2023

JPMorgan U.S. Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — 98.4%
Aerospace & Defense — 3.8%
General Dynamics Corp.	248	53,392
Northrop Grumman Corp.	96	43,759
Raytheon Technologies Corp.	826	80,882
		178,033
Air Freight & Logistics — 1.6%
United Parcel Service, Inc., Class B	426	76,340
Banks — 6.4%
Bank of America Corp.	2,028	58,174
Citigroup, Inc.	322	14,821
Citizens Financial Group, Inc.	504	13,155
M&T Bank Corp.	190	23,528
PNC Financial Services Group, Inc. (The)	294	36,980
Truist Financial Corp.	421	12,778
US Bancorp	961	31,747
Wells Fargo & Co.	2,535	108,214
		299,397
Beverages — 1.2%
Monster Beverage Corp. *	327	18,780
PepsiCo, Inc.	205	38,016
		56,796
Biotechnology — 3.6%
AbbVie, Inc.	491	66,203
Amgen, Inc.	112	24,754
Biogen, Inc. *	61	17,308
Vertex Pharmaceuticals, Inc. *	168	59,088
		167,353
Building Products — 0.5%
Carrier Global Corp.	430	21,395
Capital Markets — 6.6%
BlackRock, Inc.	125	86,241
Charles Schwab Corp. (The)	564	31,980
Goldman Sachs Group, Inc. (The)	156	50,485
Morgan Stanley	942	80,448
S&P Global, Inc.	88	35,089
T. Rowe Price Group, Inc.	231	25,910
		310,153
Chemicals — 3.7%
Air Products and Chemicals, Inc.	293	87,643
Axalta Coating Systems Ltd. *	2,564	84,133
		171,776
INVESTMENTS	SHARES (000)	VALUE ($000)

Commercial Services & Supplies — 1.0%
Republic Services, Inc.	320	48,940
Construction Materials — 1.4%
Vulcan Materials Co.	300	67,739
Consumer Finance — 1.9%
American Express Co.	334	58,141
Capital One Financial Corp.	303	33,134
		91,275
Consumer Staples Distribution & Retail — 1.9%
Dollar General Corp.	193	32,851
Walmart, Inc.	356	55,913
		88,764
Containers & Packaging — 0.5%
Ball Corp.	439	25,567
Electric Utilities — 2.5%
Entergy Corp.	152	14,864
NextEra Energy, Inc.	842	62,467
Xcel Energy, Inc.	630	39,145
		116,476
Electrical Equipment — 1.2%
Eaton Corp. plc	288	57,831
Entertainment — 0.3%
Walt Disney Co. (The) *	158	14,072
Financial Services — 2.1%
Berkshire Hathaway, Inc., Class B *	286	97,549
Food Products — 0.9%
Mondelez International, Inc., Class A	557	40,617
Ground Transportation — 1.3%
CSX Corp.	1,782	60,774
Health Care Equipment & Supplies — 3.8%
Becton Dickinson & Co.	150	39,564
Boston Scientific Corp. *	932	50,379
Medtronic plc	542	47,781
Zimmer Biomet Holdings, Inc.	283	41,200
		178,924
Health Care Providers & Services — 4.6%
Cigna Group (The)	181	50,887
Elevance Health, Inc.	91	40,271
Humana, Inc.	48	21,274
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	103

JPMorgan U.S. Value Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023 (continued)
INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Health Care Providers & Services — continued
UnitedHealth Group, Inc.	181	86,999
Universal Health Services, Inc., Class B	102	16,115
		215,546
Health Care REITs — 0.4%
Ventas, Inc.	436	20,587
Hotel & Resort REITs — 0.5%
Host Hotels & Resorts, Inc.	1,388	23,352
Hotels, Restaurants & Leisure — 1.8%
Booking Holdings, Inc. *	12	33,122
McDonald's Corp.	175	52,126
		85,248
Household Products — 1.2%
Procter & Gamble Co. (The)	380	57,731
Insurance — 4.0%
Chubb Ltd.	231	44,390
Hartford Financial Services Group, Inc. (The)	608	43,800
Loews Corp.	374	22,198
Marsh & McLennan Cos., Inc.	138	25,979
MetLife, Inc.	617	34,881
Prudential Financial, Inc.	215	18,997
		190,245
Interactive Media & Services — 2.6%
Alphabet, Inc., Class C *	513	62,104
Meta Platforms, Inc., Class A *	203	58,193
		120,297
IT Services — 0.6%
International Business Machines Corp.	223	29,851
Machinery — 2.2%
Dover Corp.	471	69,561
Parker-Hannifin Corp.	90	34,864
		104,425
Media — 1.6%
Comcast Corp., Class A	1,749	72,664
Multi-Utilities — 2.0%
CMS Energy Corp.	805	47,271
Public Service Enterprise Group, Inc.	736	46,104
		93,375
Oil, Gas & Consumable Fuels — 8.3%
Chevron Corp.	527	83,010
INVESTMENTS	SHARES (000)	VALUE ($000)

Oil, Gas & Consumable Fuels — continued
ConocoPhillips	1,117	115,756
EOG Resources, Inc.	613	70,128
Exxon Mobil Corp.	1,140	122,222
		391,116
Passenger Airlines — 0.7%
Southwest Airlines Co.	930	33,673
Pharmaceuticals — 5.4%
Bristol-Myers Squibb Co.	1,418	90,650
Eli Lilly & Co.	76	35,693
Johnson & Johnson	482	79,741
Merck & Co., Inc.	162	18,744
Pfizer, Inc.	801	29,398
		254,226
Residential REITs — 0.4%
AvalonBay Communities, Inc.	86	16,244
Semiconductors & Semiconductor Equipment — 5.9%
Advanced Micro Devices, Inc. *	279	31,752
Analog Devices, Inc.	402	78,322
NXP Semiconductors NV (China)	375	76,785
Teradyne, Inc.	280	31,172
Texas Instruments, Inc.	335	60,334
		278,365
Software — 1.4%
Microsoft Corp.	199	67,857
Specialty Retail — 5.5%
AutoZone, Inc. *	19	48,097
Home Depot, Inc. (The)	163	50,803
Lowe's Cos., Inc.	264	59,494
O'Reilly Automotive, Inc. *	31	29,567
TJX Cos., Inc. (The)	850	72,059
		260,020
Technology Hardware, Storage & Peripherals — 0.4%
Apple, Inc.	92	17,843
Textiles, Apparel & Luxury Goods — 0.8%
NIKE, Inc., Class B	345	38,073
Tobacco — 1.4%
Philip Morris International, Inc.	695	67,869
SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. Morgan Large Cap Funds	June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Common Stocks — continued
Wireless Telecommunication Services — 0.5%
T-Mobile US, Inc. *	163	22,698
Total Common Stocks (Cost $3,939,199)		4,631,076
Short-Term Investments — 3.7%
Investment Companies — 3.7%
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b) (Cost $173,626)	173,598	173,633
Total Investments — 102.1% (Cost $4,112,825)		4,804,709
Liabilities in Excess of Other Assets — (2.1)%		(99,804)
NET ASSETS — 100.0%		4,704,905

Percentages indicated are based on net assets.

Abbreviations
REIT	Real Estate Investment Trust

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	105

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2023
(Amounts in thousands, except per share amounts)

	JPMorgan Equity Income Fund	JPMorgan Equity Index Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
ASSETS:
Investments in non-affiliates, at value	$47,053,090	$7,897,719	$5,769,950	$15,465,416
Investments in affiliates, at value	951,382	119,285	113,862	185,159
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	—	124,688	69,783	—
Options purchased, at value	—	—	—	147,827
Cash	4,392	22	—	297
Deposits at broker for futures contracts	—	2,015	1,297	19,856
Receivables:
Investment securities sold	55,461	93,109	112,009	1,121,108
Fund shares sold	40,160	1,591	11,131	157,438
Interest from non-affiliates	—	—	17,119	—
Dividends from non-affiliates	75,413	5,237	4,596	12,471
Dividends from affiliates	136	112	16	503
Securities lending income (See Note 2.C.)	— (a)	21	14	—
Variation margin on futures contracts	—	411	292	4,496
Due from adviser	—	5	—	—
Total Assets	48,180,034	8,244,215	6,100,069	17,114,571
LIABILITIES:
Payables:
Due to custodian	—	—	51,756	—
Distributions	—	—	1,330	—
Investment securities purchased	218,364	—	128,118	934,186
Collateral received on securities loaned (See Note 2.C.)	—	124,688	69,783	—
Fund shares redeemed	45,774	96,455	24,243	12,754
Outstanding options written, at fair value	—	—	—	149,430
Accrued liabilities:
Investment advisory fees	15,368	—	1,114	3,190
Administration fees	1,308	232	319	855
Distribution fees	1,592	210	207	524
Service fees	5,060	200	833	2,888
Custodian and accounting fees	344	63	51	125
Trustees’ and Chief Compliance Officer’s fees	— (a)	— (a)	— (a)	—
Other	1,277	228	197	1,155
Total Liabilities	289,087	222,076	277,951	1,105,107
Net Assets	$47,890,947	$8,022,139	$5,822,118	$16,009,464

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan Equity Income Fund	JPMorgan Equity Index Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
NET ASSETS:
Paid-in-Capital	$34,312,259	$4,006,098	$6,161,163	$12,125,907
Total distributable earnings (loss)	13,578,688	4,016,041	(339,045)	3,883,557
Total Net Assets	$47,890,947	$8,022,139	$5,822,118	$16,009,464
Net Assets:
Class A	$4,423,141	$770,835	$384,446	$1,274,360
Class C	997,751	92,084	223,339	436,623
Class I	18,495,976	964,430	3,641,748	12,697,762
Class R2	104,930	—	—	—
Class R3	229,745	—	—	—
Class R4	252,731	—	—	—
Class R5	1,247,583	—	712	6,044
Class R6	22,139,090	6,194,790	1,571,873	1,594,675
Total	$47,890,947	$8,022,139	$5,822,118	$16,009,464
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	202,421	11,563	28,029	46,215
Class C	46,738	1,396	16,283	15,955
Class I	829,647	14,448	265,437	458,995
Class R2	4,828	—	—	—
Class R3	10,523	—	—	—
Class R4	11,345	—	—	—
Class R5	55,914	—	52	218
Class R6	993,114	92,781	114,593	57,513
Net Asset Value (a):
Class A — Redemption price per share	$21.85	$66.66	$13.72	$27.57
Class C — Offering price per share (b)	21.35	65.96	13.72	27.37
Class I — Offering and redemption price per share	22.29	66.76	13.72	27.66
Class R2 — Offering and redemption price per share	21.73	—	—	—
Class R3 — Offering and redemption price per share	21.83	—	—	—
Class R4 — Offering and redemption price per share	22.28	—	—	—
Class R5 — Offering and redemption price per share	22.31	—	13.72	27.71
Class R6 — Offering and redemption price per share	22.29	66.77	13.72	27.73
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$23.06	$70.35	$14.48	$29.10
Cost of investments in non-affiliates	$33,493,801	$3,587,514	$5,357,959	$10,058,702
Cost of investments in affiliates	951,325	70,633	113,862	185,159
Cost of options purchased	—	—	—	149,537
Investment securities on loan, at value (See Note 2.C.)	—	123,854	69,297	—
Cost of investment of cash collateral (See Note 2.C.)	—	124,693	69,783	—
Premiums received from options written	—	—	—	141,736

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	107

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2023 (continued)
(Amounts in thousands, except per share amounts)

	JPMorgan Hedged Equity 2 Fund	JPMorgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
ASSETS:
Investments in non-affiliates, at value	$4,664,530	$2,412,392	$58,268,345	$3,404,357
Investments in affiliates, at value	87,650	22,478	1,980,536	89,626
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	—	—	—	10,831
Options purchased, at value	3,121	6,186	—	—
Restricted cash for exchange-traded options	211	85	—	—
Cash	210	—	9,908	263
Foreign currency, at value	—	—	—	175
Deposits at broker for futures contracts	5,229	1,377	—	—
Receivables:
Due from custodian	—	—	—	3,533
Investment securities sold	4,266	2,201	130,235	23,718
Fund shares sold	4,104	5,051	275,314	3,131
Dividends from non-affiliates	3,669	1,865	7,834	3,308
Dividends from affiliates	12	3	283	13
Securities lending income (See Note 2.C.)	—	—	— (a)	8
Variation margin on futures contracts	1,110	268	—	—
Total Assets	4,774,112	2,451,906	60,672,455	3,538,963
LIABILITIES:
Payables:
Due to custodian	—	5	—	—
Investment securities purchased	4,670	2,305	—	52,527
Collateral received on securities loaned (See Note 2.C.)	—	—	—	10,831
Fund shares redeemed	21,816	35,104	58,338	6,378
Outstanding options written, at fair value	131,339	79,524	—	—
Accrued liabilities:
Investment advisory fees	937	430	19,461	986
Administration fees	272	111	409	125
Distribution fees	199	88	1,449	122
Service fees	840	439	4,365	304
Custodian and accounting fees	64	36	232	27
Trustees’ and Chief Compliance Officer’s fees	—	— (a)	2	—
Other	481	348	1,654	110
Total Liabilities	160,618	118,390	85,910	71,410
Net Assets	$4,613,494	$2,333,516	$60,586,545	$3,467,553

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan Hedged Equity 2 Fund	JPMorgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
NET ASSETS:
Paid-in-Capital	$4,808,756	$2,415,357	$44,826,602	$3,033,164
Total distributable earnings (loss)	(195,262)	(81,841)	15,759,943	434,389
Total Net Assets	$4,613,494	$2,333,516	$60,586,545	$3,467,553
Net Assets:
Class A	$269,965	$119,334	$4,742,066	$289,456
Class C	234,378	104,736	636,054	91,445
Class I	3,631,690	1,923,674	15,667,641	1,297,201
Class R2	—	—	128,368	13,722
Class R3	—	—	359,223	10,744
Class R4	—	—	486,413	1,242
Class R5	820	26	957,188	29,958
Class R6	476,641	185,746	37,609,592	1,733,785
Total	$4,613,494	$2,333,516	$60,586,545	$3,467,553
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	17,154	7,635	88,373	15,294
Class C	14,931	6,720	17,957	5,100
Class I	230,491	122,906	284,140	70,064
Class R2	—	—	2,553	733
Class R3	—	—	6,648	582
Class R4	—	—	8,841	66
Class R5	52	2	16,745	1,598
Class R6	30,230	11,857	649,471	93,207
Net Asset Value (a):
Class A — Redemption price per share	$15.74	$15.63	$53.66	$18.93
Class C — Offering price per share (b)	15.70	15.59	35.42	17.93
Class I — Offering and redemption price per share	15.76	15.65	55.14	18.51
Class R2 — Offering and redemption price per share	—	—	50.29	18.73
Class R3 — Offering and redemption price per share	—	—	54.04	18.47
Class R4 — Offering and redemption price per share	—	—	55.02	18.94
Class R5 — Offering and redemption price per share	15.76	15.67	57.16	18.75
Class R6 — Offering and redemption price per share	15.77	15.67	57.91	18.60
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$16.61	$16.50	$56.63	$19.98
Cost of investments in non-affiliates	$4,054,912	$2,047,884	$40,687,704	$3,075,045
Cost of investments in affiliates	87,650	22,478	1,980,493	89,626
Cost of options purchased	65,416	33,264	—	—
Cost of foreign currency	—	—	—	175
Investment securities on loan, at value (See Note 2.C.)	—	—	—	11,139
Cost of investment of cash collateral (See Note 2.C.)	—	—	—	10,831
Premiums received from options written	66,342	32,552	—	—

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	109

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2023 (continued)
(Amounts in thousands, except per share amounts)

	JPMorgan U.S. Applied Data Science Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund
ASSETS:
Investments in non-affiliates, at value	$173,198	$23,180,367	$1,132,176	$1,727,045
Investments in affiliates, at value	2,951	223,996	12,865	30,659
Investments of cash collateral received from securities loaned, at value (See Note 2.C.)	—	43,872	—	—
Cash	9	1,049	56	80
Deposits at broker for futures contracts	244	—	760	604
Receivables:
Investment securities sold	1,177	335,813	3,347	8,265
Fund shares sold	52	23,208	317	1,140
Dividends from non-affiliates	177	14,131	552	1,061
Dividends from affiliates	— (a)	32	2	4
Securities lending income (See Note 2.C.)	— (a)	11	—	—
Variation margin on futures contracts	46	—	127	130
Total Assets	177,854	23,822,479	1,150,202	1,768,988
LIABILITIES:
Payables:
Securities sold short, at value	—	—	—	325,250
Dividend expense to non-affiliates on securities sold short	—	—	—	434
Investment securities purchased	—	428,490	2,753	12,411
Interest expense to non-affiliates on securities sold short	—	—	—	140
Collateral received on securities loaned (See Note 2.C.)	—	43,872	—	—
Fund shares redeemed	124	166,687	910	1,387
Accrued liabilities:
Investment advisory fees	28	6,934	243	664
Administration fees	1	822	47	35
Distribution fees	13	769	45	68
Service fees	16	1,392	57	45
Custodian and accounting fees	8	169	12	32
Trustees’ and Chief Compliance Officer’s fees	—	1	— (a)	—
Other	85	278	61	103
Total Liabilities	275	649,414	4,128	340,569
Net Assets	$177,579	$23,173,065	$1,146,074	$1,428,419

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan U.S. Applied Data Science Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund
NET ASSETS:
Paid-in-Capital	$147,731	$15,175,674	$657,257	$495,140
Total distributable earnings (loss)	29,848	7,997,391	488,817	933,279
Total Net Assets	$177,579	$23,173,065	$1,146,074	$1,428,419
Net Assets:
Class A	$47,209	$1,925,367	$115,322	$237,165
Class C	3,991	398,762	11,852	31,189
Class I	83,385	3,250,488	101,495	837,722
Class L	—	2,149,699	—	—
Class R2	2,505	255,815	37,350	5,757
Class R3	—	191,128	—	—
Class R4	—	67,141	—	—
Class R5	3,806	1,093,256	120,107	30,667
Class R6	36,683	13,841,409	759,948	285,919
Total	$177,579	$23,173,065	$1,146,074	$1,428,419
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,710	97,480	1,908	14,043
Class C	148	21,257	205	2,286
Class I	2,981	163,883	1,629	47,240
Class L	—	108,110	—	—
Class R2	92	13,132	645	383
Class R3	—	9,726	—	—
Class R4	—	3,392	—	—
Class R5	136	54,955	1,971	1,704
Class R6	1,309	693,892	12,471	15,890
Net Asset Value (a):
Class A — Redemption price per share	$27.61	$19.75	$60.47	$16.89
Class C — Offering price per share (b)	26.93	18.76	57.93	13.64
Class I — Offering and redemption price per share	27.97	19.83	62.29	17.73
Class L — Offering and redemption price per share	—	19.88	—	—
Class R2 — Offering and redemption price per share	27.19	19.48	57.87	15.03
Class R3 — Offering and redemption price per share	—	19.65	—	—
Class R4 — Offering and redemption price per share	—	19.80	—	—
Class R5 — Offering and redemption price per share	28.04	19.89	60.95	18.00
Class R6 — Offering and redemption price per share	28.04	19.95	60.94	17.99
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$29.14	$20.84	$63.82	$17.83
Cost of investments in non-affiliates	$149,122	$15,255,918	$635,067	$940,177
Cost of investments in affiliates	2,951	223,991	12,864	30,659
Investment securities on loan, at value (See Note 2.C.)	—	43,674	—	—
Cost of investment of cash collateral (See Note 2.C.)	—	43,872	—	—
Proceeds from securities sold short	—	—	—	348,979

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	111

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2023 (continued)
(Amounts in thousands, except per share amounts)

	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund	JPMorgan U.S. Value Fund
ASSETS:
Investments in non-affiliates, at value	$7,479,936	$174,550	$4,631,076
Investments in affiliates, at value	82,058	1,493	173,633
Cash	350	9	610
Deposits at broker for futures contracts	4,310	230	—
Receivables:
Investment securities sold	67,802	371	2,350
Fund shares sold	1,967	48	7,426
Dividends from non-affiliates	5,829	100	5,371
Dividends from affiliates	12	— (a)	25
Securities lending income (See Note 2.C.)	—	—	3
Variation margin on futures contracts	934	18	—
Total Assets	7,643,198	176,819	4,820,494
LIABILITIES:
Payables:
Investment securities purchased	7,204	337	107,384
Fund shares redeemed	73,318	372	5,708
Accrued liabilities:
Investment advisory fees	1,191	25	1,324
Administration fees	244	—	170
Distribution fees	35	12	278
Service fees	68	4	655
Custodian and accounting fees	68	10	38
Trustees’ and Chief Compliance Officer’s fees	— (a)	—	—
Other	51	58	32
Total Liabilities	82,179	818	115,589
Net Assets	$7,561,019	$176,001	$4,704,905

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund	JPMorgan U.S. Value Fund
NET ASSETS:
Paid-in-Capital	$5,007,498	$163,507	$4,039,633
Total distributable earnings (loss)	2,553,521	12,494	665,272
Total Net Assets	$7,561,019	$176,001	$4,704,905
Net Assets:
Class A	$174,430	$44,882	$1,045,975
Class C	—	4,317	107,219
Class I	711,186	74,249	2,205,435
Class R2	—	—	5,380
Class R3	—	—	8,122
Class R4	—	—	4,583
Class R5	—	—	8,761
Class R6	6,675,403	52,553	1,319,430
Total	$7,561,019	$176,001	$4,704,905
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	5,154	787	15,710
Class C	—	78	1,829
Class I	20,734	1,289	31,113
Class R2	—	—	80
Class R3	—	—	115
Class R4	—	—	65
Class R5	—	—	123
Class R6	194,943	914	18,458
Net Asset Value (a):
Class A — Redemption price per share	$33.84	$57.02	$66.58
Class C — Offering price per share (b)	—	55.67	58.61
Class I — Offering and redemption price per share	34.30	57.58	70.89
Class R2 — Offering and redemption price per share	—	—	66.68
Class R3 — Offering and redemption price per share	—	—	70.69
Class R4 — Offering and redemption price per share	—	—	70.87
Class R5 — Offering and redemption price per share	—	—	71.45
Class R6 — Offering and redemption price per share	34.24	57.57	71.49
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$35.72	$60.18	$70.27
Cost of investments in non-affiliates	$4,811,175	$139,712	$3,939,199
Cost of investments in affiliates	82,056	1,493	173,626

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	113

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2023
(Amounts in thousands)

	JPMorgan Equity Income Fund	JPMorgan Equity Index Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—	$63	$462,000	$347
Interest income from affiliates	— (a)	—	161	31
Dividend income from non-affiliates	1,286,949	120,979	76,867	244,069
Dividend income from affiliates	49,010	3,628	2,767	6,252
Income from securities lending (net) (See Note 2.C.)	26	291	24	—
Total investment income	1,335,985	124,961	541,819	250,699
EXPENSES:
Investment advisory fees	192,290	2,939	11,885	38,376
Administration fees	16,033	5,511	3,565	10,158
Distribution fees:
Class A	11,429	1,735	1,280	3,414
Class C	8,467	659	2,873	3,112
Class R2	527	—	—	—
Class R3	586	—	—	—
Service fees:
Class A	11,429	1,735	1,280	3,414
Class C	2,822	220	958	1,037
Class I	46,327	2,408	6,885	29,992
Class R2	264	—	—	—
Class R3	586	—	—	—
Class R4	597	—	—	—
Class R5	1,318	—	—	6
Custodian and accounting fees	1,449	267	206	483
Interest expense to affiliates	— (a)	54	12	1
Professional fees	308	88	118	167
Trustees’ and Chief Compliance Officer’s fees	208	53	41	84
Printing and mailing costs	2,786	163	267	699
Registration and filing fees	765	283	537	507
Transfer agency fees (See Note 2.L.)	1,052	239	129	259
Other	902	110	108	400
Total expenses	300,145	16,464	30,144	92,109
Less fees waived	(1,589)	(7,908)	(316)	(316)
Less expense reimbursements	(9)	(46)	(4)	(4)
Net expenses	298,547	8,510	29,824	91,789
Net investment income (loss)	1,037,438	116,451	511,995	158,910

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan Equity Income Fund	JPMorgan Equity Index Fund	JPMorgan Equity Premium Income Fund	JPMorgan Hedged Equity Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$490,543	$(153,882)	$(508,043)	$389,729
Investments in affiliates	(79)	(1,021)	15	—
Options purchased	—	—	—	(1,631,441)
Futures contracts	—	6,313	4,911	22,856
Options written	—	—	—	879,160
Net realized gain (loss)	490,464	(148,590)	(503,117)	(339,696)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,891,173	1,347,023	485,376	2,283,116
Investments in affiliates	32	22,020	(2)	—
Options purchased	—	—	—	18,918
Futures contracts	—	1,476	386	3,883
Options written	—	—	—	(14,135)
Change in net unrealized appreciation/depreciation	1,891,205	1,370,519	485,760	2,291,782
Net realized/unrealized gains (losses)	2,381,669	1,221,929	(17,357)	1,952,086
Change in net assets resulting from operations	$3,419,107	$1,338,380	$494,638	$2,110,996
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	115

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2023 (continued)
(Amounts in thousands)

	JPMorgan Hedged Equity 2 Fund	JPMorgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$139	$71	$—	$—
Interest income from affiliates	— (a)	—	—	— (a)
Dividend income from non-affiliates	76,964	40,441	384,448	72,248
Dividend income from affiliates	2,466	1,294	80,260	4,009
Income from securities lending (net) (See Note 2.C.)	—	—	100	26
Total investment income	79,569	41,806	464,808	76,283
EXPENSES:
Investment advisory fees	12,511	6,555	184,684	13,700
Administration fees	3,753	1,967	16,049	2,569
Distribution fees:
Class A	797	300	10,117	682
Class C	1,795	799	4,268	671
Class R2	—	—	517	67
Class R3	—	—	647	19
Service fees:
Class A	797	300	10,117	682
Class C	598	266	1,423	224
Class I	9,494	5,496	29,492	3,426
Class R2	—	—	258	34
Class R3	—	—	647	19
Class R4	—	—	624	2
Class R5	1	— (a)	724	26
Custodian and accounting fees	202	119	1,096	114
Interest expense to affiliates	—	—	— (a)	— (a)
Professional fees	111	96	237	67
Trustees’ and Chief Compliance Officer’s fees	45	34	172	38
Printing and mailing costs	413	217	2,069	238
Registration and filing fees	562	416	2,242	216
Transfer agency fees (See Note 2.L.)	68	32	852	221
Other	157	90	719	83
Total expenses	31,304	16,687	266,954	23,098
Less fees waived	(384)	(354)	(29,940)	(2,294)
Less expense reimbursements	(10)	(4)	(54)	(11)
Net expenses	30,910	16,329	236,960	20,793
Net investment income (loss)	48,659	25,477	227,848	55,490

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan Hedged Equity 2 Fund	JPMorgan Hedged Equity 3 Fund	JPMorgan Large Cap Growth Fund	JPMorgan Large Cap Value Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(402,418)	$(218,695)	$(1,771,072)	$145,578
Investments in affiliates	—	—	662	22
Options purchased	(477,609)	(270,399)	—	—
Futures contracts	9,748	1,378	—	—
Foreign currency transactions	—	—	—	2
Options written	501,070	243,161	—	—
Net realized gain (loss)	(369,209)	(244,555)	(1,770,410)	145,602
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,244,396	681,850	12,431,699	182,435
Investments in affiliates	—	—	57	(8)
Options purchased	(117,028)	(86,453)	—	—
Futures contracts	1,706	1,062	—	—
Options written	(240,206)	(97,223)	—	—
Change in net unrealized appreciation/depreciation	888,868	499,236	12,431,756	182,427
Net realized/unrealized gains (losses)	519,659	254,681	10,661,346	328,029
Change in net assets resulting from operations	$568,318	$280,158	$10,889,194	$383,519
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	117

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2023 (continued)
(Amounts in thousands)

	JPMorgan U.S. Applied Data Science Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$9	$136	$40	$27
Interest income from affiliates	—	1	—	— (a)
Dividend income from non-affiliates	4,485	337,533	9,591	24,629
Dividend income from affiliates	116	9,130	759	984
Income from securities lending (net) (See Note 2.C.)	— (a)	80	— (a)	—
Total investment income	4,610	346,880	10,390	25,640
EXPENSES:
Investment advisory fees	571	80,480	3,065	9,535
Administration fees	143	12,525	766	1,100
Distribution fees:
Class A	119	4,334	245	575
Class C	44	2,757	120	211
Class R2	13	1,180	163	24
Class R3	—	425	—	—
Service fees:
Class A	119	4,334	245	575
Class C	14	919	40	70
Class I	227	5,796	224	2,169
Class L	—	1,728	—	—
Class R2	7	590	82	12
Class R3	—	425	—	—
Class R4	—	152	—	—
Class R5	4	986	107	28
Custodian and accounting fees	28	623	39	86
Interest expense to affiliates	—	21	—	— (a)
Professional fees	50	161	55	67
Trustees’ and Chief Compliance Officer’s fees	25	101	29	31
Printing and mailing costs	11	713	37	48
Registration and filing fees	84	191	83	103
Transfer agency fees (See Note 2.L.)	9	555	42	33
Dividend expense to non-affiliates on securities sold short	—	—	—	9,380
Interest expense to non-affiliates on securities sold short	—	—	—	2,085
Other	13	440	28	47
Total expenses	1,481	119,436	5,370	26,179
Less fees waived	(436)	(7,304)	(692)	(3,077)
Less expense reimbursements	(3)	(143)	(5)	(5)
Net expenses	1,042	111,989	4,673	23,097
Net investment income (loss)	3,568	234,891	5,717	2,543

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan U.S. Applied Data Science Value Fund	JPMorgan U.S. Equity Fund	JPMorgan U.S. GARP Equity Fund	JPMorgan U.S. Large Cap Core Plus Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$10,359	$604,463	$(3,691)	$332,111
Investments in affiliates	(1)	79	2	17
Futures contracts	477	15,380	1,343	(1,864)
Securities sold short	—	—	—	10,745
Net realized gain (loss)	10,835	619,922	(2,346)	341,009
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	4,692	2,709,474	248,935	15,708
Investments in affiliates	— (a)	(24)	(1)	— (a)
Futures contracts	(28)	(5,370)	1,420	166
Securities sold short	—	—	—	(44,309)
Change in net unrealized appreciation/depreciation	4,664	2,704,080	250,354	(28,435)
Net realized/unrealized gains (losses)	15,499	3,324,002	248,008	312,574
Change in net assets resulting from operations	$19,067	$3,558,893	$253,725	$315,117

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	119

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2023 (continued)
(Amounts in thousands)

	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund	JPMorgan U.S. Value Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$179	$8	$—
Dividend income from non-affiliates	107,996	2,426	83,986
Dividend income from affiliates	3,769	87	4,890
Income from securities lending (net) (See Note 2.C.)	—	— (a)	3
Total investment income	111,944	2,521	88,879
EXPENSES:
Investment advisory fees	17,316	531	15,153
Administration fees	5,195	133	2,841
Distribution fees:
Class A	403	100	2,277
Class C	—	33	698
Class R2	—	—	21
Class R3	—	—	22
Service fees:
Class A	403	100	2,277
Class C	—	11	233
Class I	1,661	210	4,643
Class R2	—	—	10
Class R3	—	—	22
Class R4	—	—	5
Class R5	—	—	7
Custodian and accounting fees	249	30	132
Professional fees	92	50	69
Trustees’ and Chief Compliance Officer’s fees	51	26	38
Printing and mailing costs	47	34	224
Registration and filing fees	18	49	241
Transfer agency fees (See Note 2.L.)	79	8	167
Other	126	12	84
Total expenses	25,640	1,327	29,164
Less fees waived	(7,170)	(527)	(2,377)
Less expense reimbursements	(3)	(2)	(20)
Net expenses	18,467	798	26,767
Net investment income (loss)	93,477	1,723	62,112

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan U.S. Research Enhanced Equity Fund	JPMorgan U.S. Sustainable Leaders Fund	JPMorgan U.S. Value Fund
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	$(75,569)	$(14,053)	$(19,243)
Investments in affiliates	(33)	1	(8)
Futures contracts	18,418	(93)	—
Net realized gain (loss)	(57,184)	(14,145)	(19,251)
Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	1,286,893	40,594	380,248
Investments in affiliates	(4)	— (a)	— (a)
Futures contracts	5,176	101	—
Foreign currency translations	—	1	—
Change in net unrealized appreciation/depreciation	1,292,065	40,696	380,248
Net realized/unrealized gains (losses)	1,234,881	26,551	360,997
Change in net assets resulting from operations	$1,328,358	$28,274	$423,109

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	121

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Equity Income Fund		JPMorgan Equity Index Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,037,438	$886,565	$116,451	$101,081
Net realized gain (loss)	490,464	1,238,389	(148,590)	(52,316)
Change in net unrealized appreciation/depreciation	1,891,205	(2,960,468)	1,370,519	(925,122)
Change in net assets resulting from operations	3,419,107	(835,514)	1,338,380	(876,357)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(168,036)	(164,725)	(8,879)	(17,775)
Class C	(37,071)	(42,186)	(595)	(1,864)
Class I	(712,740)	(669,432)	(14,064)	(36,175)
Class R2	(3,638)	(2,569)	—	—
Class R3	(8,671)	(8,711)	—	—
Class R4	(9,017)	(8,137)	—	—
Class R5	(52,737)	(58,431)	—	—
Class R6	(898,296)	(826,895)	(93,153)	(150,588)
Total distributions to shareholders	(1,890,206)	(1,781,086)	(116,691)	(206,402)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	390,632	2,182,357	(457,334)	1,696,102
NET ASSETS:
Change in net assets	1,919,533	(434,243)	764,355	613,343
Beginning of period	45,971,414	46,405,657	7,257,784	6,644,441
End of period	$47,890,947	$45,971,414	$8,022,139	$7,257,784
SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$511,995	$210,266	$158,910	$140,327
Net realized gain (loss)	(503,117)	(209,562)	(339,696)	1,518,270
Change in net unrealized appreciation/depreciation	485,760	(142,757)	2,291,782	(2,769,488)
Change in net assets resulting from operations	494,638	(142,053)	2,110,996	(1,110,891)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(57,430)	(51,883)	(11,178)	(9,354)
Class C	(41,689)	(42,257)	(1,340)	(427)
Class I	(296,490)	(109,468)	(126,466)	(108,876)
Class R5	(53)	(10)	(67)	(54)
Class R6	(118,435)	(6,808)	(20,453)	(18,335)
Total distributions to shareholders	(514,097)	(210,426)	(159,504)	(137,046)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	2,230,986	3,062,266	(2,436,362)	(552,652)
NET ASSETS:
Change in net assets	2,211,527	2,709,787	(484,870)	(1,800,589)
Beginning of period	3,610,591	900,804	16,494,334	18,294,923
End of period	$5,822,118	$3,610,591	$16,009,464	$16,494,334
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	123

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Hedged Equity 2 Fund		JPMorgan Hedged Equity 3 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$48,659	$29,452	$25,477	$16,115
Net realized gain (loss)	(369,209)	(61,799)	(244,555)	(93,979)
Change in net unrealized appreciation/depreciation	888,868	(446,699)	499,236	(228,737)
Change in net assets resulting from operations	568,318	(479,046)	280,158	(306,601)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(19,932)	(1,015)	(2,250)	(392)
Class C	(13,519)	(134)	(1,475)	(57)
Class I	(230,748)	(21,141)	(46,550)	(11,480)
Class R5	(43)	(5)	(8)	(1)
Class R6	(26,056)	(4,458)	(3,435)	(2,793)
Total distributions to shareholders	(290,298)	(26,753)	(53,718)	(14,723)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,287,993)	4,737,398	(744,217)	2,606,051
NET ASSETS:
Change in net assets	(1,009,973)	4,231,599	(517,777)	2,284,727
Beginning of period	5,623,467	1,391,868	2,851,293	566,566
End of period	$4,613,494	$5,623,467	$2,333,516	$2,851,293
SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$227,848	$50,507	$55,490	$43,443
Net realized gain (loss)	(1,770,410)	1,517,721	145,602	163,503
Change in net unrealized appreciation/depreciation	12,431,756	(9,343,191)	182,427	(382,731)
Change in net assets resulting from operations	10,889,194	(7,774,963)	383,519	(175,785)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(117,896)	(708,158)	(14,725)	(16,253)
Class C	(24,062)	(155,323)	(4,711)	(4,773)
Class I	(364,265)	(1,544,842)	(79,002)	(104,910)
Class R2	(3,100)	(20,184)	(706)	(882)
Class R3	(7,437)	(39,213)	(404)	(34)
Class R4	(6,490)	(31,893)	(34)	(16)
Class R5	(20,860)	(117,247)	(1,559)	(1,981)
Class R6	(676,915)	(2,685,495)	(97,557)	(126,428)
Total distributions to shareholders	(1,221,025)	(5,302,355)	(198,698)	(255,277)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	19,571,678	7,007,636	86,714	(714,390)
NET ASSETS:
Change in net assets	29,239,847	(6,069,682)	271,535	(1,145,452)
Beginning of period	31,346,698	37,416,380	3,196,018	4,341,470
End of period	$60,586,545	$31,346,698	$3,467,553	$3,196,018
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	125

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. Applied Data Science Value Fund		JPMorgan U.S. Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,568	$3,649	$234,891	$158,360
Net realized gain (loss)	10,835	43,442	619,922	1,030,616
Change in net unrealized appreciation/depreciation	4,664	(53,168)	2,704,080	(3,197,370)
Change in net assets resulting from operations	19,067	(6,077)	3,558,893	(2,008,394)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(2,983)	(14,584)	(77,126)	(181,929)
Class C	(348)	(2,524)	(15,439)	(41,990)
Class I	(5,805)	(30,625)	(111,968)	(202,500)
Class L	—	—	(81,148)	(202,579)
Class R2	(159)	(689)	(10,023)	(26,985)
Class R3	—	—	(7,635)	(18,705)
Class R4	—	—	(2,803)	(6,517)
Class R5	(245)	(1,033)	(47,765)	(115,744)
Class R6	(2,647)	(10,385)	(608,833)	(1,409,196)
Total distributions to shareholders	(12,187)	(59,840)	(962,740)	(2,206,145)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(25,799)	(13,864)	1,970,003	2,977,797
NET ASSETS:
Change in net assets	(18,919)	(79,781)	4,566,156	(1,236,742)
Beginning of period	196,498	276,279	18,606,909	19,843,651
End of period	$177,579	$196,498	$23,173,065	$18,606,909
SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan U.S. GARP Equity Fund		JPMorgan U.S. Large Cap Core Plus Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,717	$4,062	$2,543	$(2,372)
Net realized gain (loss)	(2,346)	118,280	341,009	528,372
Change in net unrealized appreciation/depreciation	250,354	(316,184)	(28,435)	(746,737)
Change in net assets resulting from operations	253,725	(193,842)	315,117	(220,737)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(3,541)	(23,478)	(57,958)	(81,344)
Class C	(679)	(5,967)	(8,148)	(10,063)
Class I	(3,403)	(31,685)	(214,694)	(393,194)
Class R2	(1,206)	(9,121)	(1,333)	(1,484)
Class R5	(4,404)	(26,875)	(6,790)	(7,963)
Class R6	(28,012)	(145,336)	(78,294)	(131,817)
Total distributions to shareholders	(41,245)	(242,462)	(367,217)	(625,865)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(42,555)	104,865	(156,551)	(167,574)
NET ASSETS:
Change in net assets	169,925	(331,439)	(208,651)	(1,014,176)
Beginning of period	976,149	1,307,588	1,637,070	2,651,246
End of period	$1,146,074	$976,149	$1,428,419	$1,637,070
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	127

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$93,477	$67,233	$1,723	$1,539
Net realized gain (loss)	(57,184)	220,364	(14,145)	(6,428)
Change in net unrealized appreciation/depreciation	1,292,065	(1,102,251)	40,696	(32,779)
Change in net assets resulting from operations	1,328,358	(814,654)	28,274	(37,668)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(4,208)	(20,391)	(374)	(1,320)
Class C	—	—	(16)	(170)
Class I	(18,484)	(89,423)	(927)	(4,168)
Class R6	(171,013)	(594,375)	(594)	(1,394)
Total distributions to shareholders	(193,705)	(704,189)	(1,911)	(7,052)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(324,672)	3,217,839	(35,768)	114,576
NET ASSETS:
Change in net assets	809,981	1,698,996	(9,405)	69,856
Beginning of period	6,751,038	5,052,042	185,406	115,550
End of period	$7,561,019	$6,751,038	$176,001	$185,406
SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan U.S. Value Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$62,112	$29,730
Net realized gain (loss)	(19,251)	852
Change in net unrealized appreciation/depreciation	380,248	(206,740)
Change in net assets resulting from operations	423,109	(176,158)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(15,303)	(17,510)
Class C	(1,362)	(1,448)
Class I	(33,217)	(31,283)
Class R2	(58)	(74)
Class R3	(138)	(246)
Class R4	(44)	(8)
Class R5	(132)	(100)
Class R6	(18,946)	(12,025)
Total distributions to shareholders	(69,200)	(62,694)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,536,668	1,346,195
NET ASSETS:
Change in net assets	1,890,577	1,107,343
Beginning of period	2,814,328	1,706,985
End of period	$4,704,905	$2,814,328
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	129

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Equity Income Fund		JPMorgan Equity Index Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$461,442	$729,686	$80,596	$82,713
Distributions reinvested	155,671	153,110	8,557	17,193
Cost of shares redeemed	(906,349)	(776,708)	(87,703)	(96,507)
Change in net assets resulting from Class A capital transactions	(289,236)	106,088	1,450	3,399
Class C
Proceeds from shares issued	30,826	107,183	11,116	13,393
Distributions reinvested	34,192	38,831	515	1,551
Cost of shares redeemed	(312,013)	(366,921)	(20,412)	(25,208)
Change in net assets resulting from Class C capital transactions	(246,995)	(220,907)	(8,781)	(10,264)
Class I
Proceeds from shares issued	3,998,322	4,277,091	250,536	1,002,982
Distributions reinvested	648,293	611,196	13,326	34,655
Cost of shares redeemed	(4,342,186)	(4,266,919)	(572,728)	(713,355)
Change in net assets resulting from Class I capital transactions	304,429	621,368	(308,866)	324,282
Class R2
Proceeds from shares issued	19,183	55,288	—	—
Distributions reinvested	3,586	2,523	—	—
Cost of shares redeemed	(23,483)	(25,869)	—	—
Change in net assets resulting from Class R2 capital transactions	(714)	31,942	—	—
Class R3
Proceeds from shares issued	49,432	59,868	—	—
Distributions reinvested	6,709	6,729	—	—
Cost of shares redeemed	(66,619)	(103,259)	—	—
Change in net assets resulting from Class R3 capital transactions	(10,478)	(36,662)	—	—
Class R4
Proceeds from shares issued	98,579	72,823	—	—
Distributions reinvested	9,017	8,137	—	—
Cost of shares redeemed	(73,719)	(107,227)	—	—
Change in net assets resulting from Class R4 capital transactions	33,877	(26,267)	—	—
Class R5
Proceeds from shares issued	213,246	273,919	—	—
Distributions reinvested	51,510	56,256	—	—
Cost of shares redeemed	(357,218)	(616,133)	—	—
Change in net assets resulting from Class R5 capital transactions	(92,462)	(285,958)	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan Equity Income Fund		JPMorgan Equity Index Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$4,246,117	$6,295,923	$1,167,392	$2,125,519
Distributions reinvested	866,095	795,963	92,124	147,435
Cost of shares redeemed	(4,420,001)	(5,099,133)	(1,400,653)	(894,269)
Change in net assets resulting from Class R6 capital transactions	692,211	1,992,753	(141,137)	1,378,685
Total change in net assets resulting from capital transactions	$390,632	$2,182,357	$(457,334)	$1,696,102
SHARE TRANSACTIONS:
Class A
Issued	21,135	32,056	1,350	1,254
Reinvested	7,032	6,715	144	254
Redeemed	(41,471)	(34,107)	(1,464)	(1,462)
Change in Class A Shares	(13,304)	4,664	30	46
Class C
Issued	1,438	4,817	188	203
Reinvested	1,575	1,740	9	23
Redeemed	(14,635)	(16,497)	(346)	(388)
Change in Class C Shares	(11,622)	(9,940)	(149)	(162)
Class I
Issued	179,200	184,268	4,129	15,113
Reinvested	28,756	26,306	225	511
Redeemed	(195,289)	(183,505)	(9,646)	(11,065)
Change in Class I Shares	12,667	27,069	(5,292)	4,559
Class R2
Issued	886	2,393	—	—
Reinvested	163	111	—	—
Redeemed	(1,085)	(1,142)	—	—
Change in Class R2 Shares	(36)	1,362	—	—
Class R3
Issued	2,266	2,633	—	—
Reinvested	303	295	—	—
Redeemed	(3,062)	(4,499)	—	—
Change in Class R3 Shares	(493)	(1,571)	—	—
Class R4
Issued	4,435	3,143	—	—
Reinvested	401	351	—	—
Redeemed	(3,329)	(4,626)	—	—
Change in Class R4 Shares	1,507	(1,132)	—	—
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	131

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Equity Income Fund		JPMorgan Equity Index Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R5
Issued	9,554	11,784	—	—
Reinvested	2,284	2,419	—	—
Redeemed	(16,199)	(26,600)	—	—
Change in Class R5 Shares	(4,361)	(12,397)	—	—
Class R6
Issued	190,860	270,256	19,404	32,487
Reinvested	38,463	34,266	1,548	2,194
Redeemed	(198,224)	(219,071)	(23,106)	(13,096)
Change in Class R6 Shares	31,099	85,451	(2,154)	21,585
SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$269,194	$903,577	$413,623	$574,974
Distributions reinvested	57,042	51,745	11,121	9,306
Cost of shares redeemed	(822,646)	(133,894)	(949,459)	(592,347)
Change in net assets resulting from Class A capital transactions	(496,410)	821,428	(524,715)	(8,067)
Class C
Proceeds from shares issued	120,242	736,373	32,667	38,503
Distributions reinvested	41,661	42,175	1,340	427
Cost of shares redeemed	(673,497)	(104,072)	(88,050)	(72,125)
Change in net assets resulting from Class C capital transactions	(511,594)	674,476	(54,043)	(33,195)
Class I
Proceeds from shares issued	3,114,570	1,939,110	2,707,387	3,633,533
Distributions reinvested	289,837	107,196	123,008	105,652
Cost of shares redeemed	(1,606,406)	(530,901)	(4,461,761)	(4,412,213)
Change in net assets resulting from Class I capital transactions	1,798,001	1,515,405	(1,631,366)	(673,028)
Class R5
Proceeds from shares issued	537	97	698	1,099
Distributions reinvested	53	11	67	54
Cost of shares redeemed	(46)	(21)	(795)	(1,444)
Change in net assets resulting from Class R5 capital transactions	544	87	(30)	(291)
Class R6
Proceeds from shares issued	1,672,438	61,071	363,419	1,118,361
Distributions reinvested	109,541	950	9,007	8,295
Cost of shares redeemed	(341,534)	(11,151)	(598,634)	(964,727)
Change in net assets resulting from Class R6 capital transactions	1,440,445	50,870	(226,208)	161,929
Total change in net assets resulting from capital transactions	$2,230,986	$3,062,266	$(2,436,362)	$(552,652)
SHARE TRANSACTIONS:
Class A
Issued	19,716	59,643	16,545	22,386
Reinvested	4,202	3,498	447	362
Redeemed	(61,516)	(8,945)	(38,851)	(23,352)
Change in Class A Shares	(37,598)	54,196	(21,859)	(604)
Class C
Issued	8,815	48,586	1,266	1,483
Reinvested	3,068	2,850	55	17
Redeemed	(50,406)	(7,026)	(3,555)	(2,834)
Change in Class C Shares	(38,523)	44,410	(2,234)	(1,334)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	133

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Equity Premium Income Fund		JPMorgan Hedged Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class I
Issued	228,048	129,090	105,360	139,740
Reinvested	21,311	7,228	4,890	4,091
Redeemed	(118,698)	(35,676)	(178,074)	(172,020)
Change in Class I Shares	130,661	100,642	(67,824)	(28,189)
Class R5
Issued	39	6	27	41
Reinvested	4	1	3	2
Redeemed	(3)	(1)	(31)	(56)
Change in Class R5 Shares	40	6	(1)	(13)
Class R6
Issued	125,253	3,994	14,409	42,491
Reinvested	8,022	64	357	320
Redeemed	(25,171)	(741)	(23,593)	(37,604)
Change in Class R6 Shares	108,104	3,317	(8,827)	5,207
SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan Hedged Equity 2 Fund		JPMorgan Hedged Equity 3 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$137,526	$365,352	$58,361	$152,621
Distributions reinvested	19,929	1,015	2,244	390
Cost of shares redeemed	(195,721)	(92,936)	(62,266)	(48,794)
Change in net assets resulting from Class A capital transactions	(38,266)	273,431	(1,661)	104,217
Class C
Proceeds from shares issued	45,876	235,920	37,075	100,232
Distributions reinvested	13,509	134	1,466	57
Cost of shares redeemed	(79,358)	(28,929)	(39,960)	(10,009)
Change in net assets resulting from Class C capital transactions	(19,973)	207,125	(1,419)	90,280
Class I
Proceeds from shares issued	2,380,852	5,016,234	1,619,694	2,794,989
Distributions reinvested	228,481	21,057	46,107	11,423
Cost of shares redeemed	(3,279,976)	(1,543,931)	(2,185,835)	(817,648)
Change in net assets resulting from Class I capital transactions	(670,643)	3,493,360	(520,034)	1,988,764
Class R5
Proceeds from shares issued	159	152	351	125
Distributions reinvested	43	5	8	1
Cost of shares redeemed	(62)	(10)	(470)	(3)
Change in net assets resulting from Class R5 capital transactions	140	147	(111)	123
Class R6
Proceeds from shares issued	647,862	1,278,117	181,537	599,903
Distributions reinvested	25,748	4,411	3,314	2,790
Cost of shares redeemed	(1,232,861)	(519,193)	(405,843)	(180,026)
Change in net assets resulting from Class R6 capital transactions	(559,251)	763,335	(220,992)	422,667
Total change in net assets resulting from capital transactions	$(1,287,993)	$4,737,398	$(744,217)	$2,606,051
SHARE TRANSACTIONS:
Class A
Issued	9,036	22,315	4,028	9,510
Reinvested	1,389	64	155	25
Redeemed	(13,121)	(5,841)	(4,278)	(3,149)
Change in Class A Shares	(2,696)	16,538	(95)	6,386
Class C
Issued	3,079	14,471	2,567	6,240
Reinvested	946	9	101	4
Redeemed	(5,360)	(1,814)	(2,750)	(648)
Change in Class C Shares	(1,335)	12,666	(82)	5,596
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	135

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Hedged Equity 2 Fund		JPMorgan Hedged Equity 3 Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class I
Issued	159,350	308,174	112,208	175,714
Reinvested	15,870	1,329	3,178	739
Redeemed	(220,794)	(97,196)	(149,700)	(52,035)
Change in Class I Shares	(45,574)	212,307	(34,314)	124,418
Class R5
Issued	10	11	25	8
Reinvested	3	—	1	—
Redeemed	(4)	(1)	(33)	—
Change in Class R5 Shares	9	10	(7)	8
Class R6
Issued	44,429	80,367	12,796	37,661
Reinvested	1,780	281	227	179
Redeemed	(81,465)	(31,566)	(27,983)	(11,135)
Change in Class R6 Shares	(35,256)	49,082	(14,960)	26,705
SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$870,898	$884,596	$91,301	$95,190
Distributions reinvested	109,274	647,832	14,411	15,868
Cost of shares redeemed	(804,852)	(1,080,397)	(65,188)	(63,146)
Change in net assets resulting from Class A capital transactions	175,320	452,031	40,524	47,912
Class C
Proceeds from shares issued	103,505	144,403	29,810	38,979
Distributions reinvested	22,030	142,887	4,710	4,769
Cost of shares redeemed	(149,550)	(201,740)	(26,960)	(16,037)
Change in net assets resulting from Class C capital transactions	(24,015)	85,550	7,560	27,711
Class I
Proceeds from shares issued	6,518,736	4,068,962	699,307	1,016,347
Distributions reinvested	336,415	1,417,105	74,628	102,595
Cost of shares redeemed	(3,306,703)	(3,159,637)	(822,548)	(1,102,687)
Change in net assets resulting from Class I capital transactions	3,548,448	2,326,430	(48,613)	16,255
Class R2
Proceeds from shares issued	41,401	30,734	3,171	5,688
Distributions reinvested	3,038	19,387	703	879
Cost of shares redeemed	(28,556)	(44,228)	(3,162)	(3,741)
Change in net assets resulting from Class R2 capital transactions	15,883	5,893	712	2,826
Class R3
Proceeds from shares issued	160,354	103,911	5,295	6,937
Distributions reinvested	5,057	25,509	404	35
Cost of shares redeemed	(70,463)	(95,868)	(1,334)	(671)
Change in net assets resulting from Class R3 capital transactions	94,948	33,552	4,365	6,301
Class R4
Proceeds from shares issued	351,742	74,719	770	448
Distributions reinvested	6,116	30,607	34	16
Cost of shares redeemed	(74,599)	(103,146)	(80)	(52)
Change in net assets resulting from Class R4 capital transactions	283,259	2,180	724	412
Class R5
Proceeds from shares issued	328,090	107,123	11,223	10,080
Distributions reinvested	20,245	114,077	1,519	1,960
Cost of shares redeemed	(183,419)	(270,483)	(7,261)	(10,433)
Change in net assets resulting from Class R5 capital transactions	164,916	(49,283)	5,481	1,607
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	137

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$18,301,512	$5,208,807	$429,363	$423,123
Distributions reinvested	651,685	2,586,303	94,910	121,735
Cost of shares redeemed	(3,640,278)	(3,643,827)	(448,312)	(1,362,272)
Change in net assets resulting from Class R6 capital transactions	15,312,919	4,151,283	75,961	(817,414)
Total change in net assets resulting from capital transactions	$19,571,678	$7,007,636	$86,714	$(714,390)
SHARE TRANSACTIONS:
Class A
Issued	18,541	15,300	4,907	4,825
Reinvested	2,391	10,841	772	850
Redeemed	(17,198)	(18,900)	(3,518)	(3,200)
Change in Class A Shares	3,734	7,241	2,161	2,475
Class C
Issued	3,313	3,495	1,685	2,075
Reinvested	728	3,546	266	270
Redeemed	(4,826)	(5,181)	(1,534)	(857)
Change in Class C Shares	(785)	1,860	417	1,488
Class I
Issued	135,810	73,523	38,688	53,097
Reinvested	7,184	23,118	4,089	5,605
Redeemed	(68,687)	(54,269)	(45,461)	(56,544)
Change in Class I Shares	74,307	42,372	(2,684)	2,158
Class R2
Issued	944	544	173	289
Reinvested	71	344	38	48
Redeemed	(653)	(819)	(173)	(193)
Change in Class R2 Shares	362	69	38	144
Class R3
Issued	3,392	1,788	289	375
Reinvested	110	424	22	2
Redeemed	(1,484)	(1,671)	(73)	(34)
Change in Class R3 Shares	2,018	541	238	343
Class R4
Issued	7,214	1,218	40	23
Reinvested	131	500	2	1
Redeemed	(1,548)	(1,802)	(4)	(3)
Change in Class R4 Shares	5,797	(84)	38	21
SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan Large Cap Growth Fund		JPMorgan Large Cap Value Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R5
Issued	6,625	1,736	611	512
Reinvested	417	1,799	82	105
Redeemed	(3,725)	(4,277)	(395)	(531)
Change in Class R5 Shares	3,317	(742)	298	86
Class R6
Issued	361,060	85,434	23,620	21,980
Reinvested	13,285	40,298	5,183	6,609
Redeemed	(71,808)	(59,337)	(24,411)	(68,921)
Change in Class R6 Shares	302,537	66,395	4,392	(40,332)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	139

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan U.S. Applied Data Science Value Fund		JPMorgan U.S. Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,640	$4,279	$447,790	$482,477
Distributions reinvested	2,875	14,005	72,047	169,592
Cost of shares redeemed	(12,011)	(13,163)	(389,511)	(353,120)
Change in net assets resulting from Class A capital transactions	(4,496)	5,121	130,326	298,949
Class C
Proceeds from shares issued	132	202	86,563	120,939
Distributions reinvested	348	2,517	15,033	40,972
Cost of shares redeemed	(3,889)	(4,058)	(99,064)	(93,186)
Change in net assets resulting from Class C capital transactions	(3,409)	(1,339)	2,532	68,725
Class I
Proceeds from shares issued	8,707	8,287	1,766,425	1,070,339
Distributions reinvested	5,763	30,407	108,259	194,327
Cost of shares redeemed	(28,654)	(38,846)	(791,861)	(712,132)
Change in net assets resulting from Class I capital transactions	(14,184)	(152)	1,082,823	552,534
Class L
Proceeds from shares issued	—	—	652,290	395,544
Distributions reinvested	—	—	76,174	188,644
Cost of shares redeemed	—	—	(394,900)	(546,594)
Change in net assets resulting from Class L capital transactions	—	—	333,564	37,594
Class R2
Proceeds from shares issued	269	589	43,961	37,995
Distributions reinvested	159	689	10,005	26,872
Cost of shares redeemed	(664)	(826)	(47,733)	(63,181)
Change in net assets resulting from Class R2 capital transactions	(236)	452	6,233	1,686
Class R3
Proceeds from shares issued	—	—	34,649	42,673
Distributions reinvested	—	—	6,932	17,015
Cost of shares redeemed	—	—	(29,102)	(41,106)
Change in net assets resulting from Class R3 capital transactions	—	—	12,479	18,582
Class R4
Proceeds from shares issued	—	—	11,525	29,348
Distributions reinvested	—	—	2,803	6,517
Cost of shares redeemed	—	—	(10,175)	(12,601)
Change in net assets resulting from Class R4 capital transactions	—	—	4,153	23,264
SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan U.S. Applied Data Science Value Fund		JPMorgan U.S. Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R5
Proceeds from shares issued	$690	$629	$188,486	$150,643
Distributions reinvested	245	1,031	45,328	108,890
Cost of shares redeemed	(890)	(928)	(177,217)	(227,974)
Change in net assets resulting from Class R5 capital transactions	45	732	56,597	31,559
Class R6
Proceeds from shares issued	8,609	14,684	3,077,550	3,344,796
Distributions reinvested	2,647	10,380	593,789	1,391,583
Cost of shares redeemed	(14,775)	(43,742)	(3,330,043)	(2,791,475)
Change in net assets resulting from Class R6 capital transactions	(3,519)	(18,678)	341,296	1,944,904
Total change in net assets resulting from capital transactions	$(25,799)	$(13,864)	$1,970,003	$2,977,797
SHARE TRANSACTIONS:
Class A
Issued	170	133	24,678	22,953
Reinvested	106	473	4,026	7,869
Redeemed	(445)	(409)	(21,468)	(16,917)
Change in Class A Shares	(169)	197	7,236	13,905
Class C
Issued	5	7	5,013	5,981
Reinvested	13	87	885	1,991
Redeemed	(146)	(132)	(5,767)	(4,695)
Change in Class C Shares	(128)	(38)	131	3,277
Class I
Issued	320	259	95,392	51,626
Reinvested	210	1,014	6,018	8,991
Redeemed	(1,055)	(1,241)	(43,699)	(34,649)
Change in Class I Shares	(525)	32	57,711	25,968
Class L
Issued	—	—	35,876	18,648
Reinvested	—	—	4,224	8,703
Redeemed	—	—	(21,679)	(25,845)
Change in Class L Shares	—	—	18,421	1,506
Class R2
Issued	10	19	2,468	1,831
Reinvested	6	24	567	1,262
Redeemed	(25)	(25)	(2,652)	(3,011)
Change in Class R2 Shares	(9)	18	383	82
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	141

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan U.S. Applied Data Science Value Fund		JPMorgan U.S. Equity Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R3
Issued	—	—	1,914	2,026
Reinvested	—	—	389	793
Redeemed	—	—	(1,610)	(1,947)
Change in Class R3 Shares	—	—	693	872
Class R4
Issued	—	—	637	1,342
Reinvested	—	—	156	302
Redeemed	—	—	(556)	(597)
Change in Class R4 Shares	—	—	237	1,047
Class R5
Issued	25	20	10,332	7,164
Reinvested	9	34	2,514	5,022
Redeemed	(32)	(30)	(9,698)	(10,744)
Change in Class R5 Shares	2	24	3,148	1,442
Class R6
Issued	308	454	168,222	158,265
Reinvested	96	345	32,849	64,061
Redeemed	(539)	(1,239)	(180,944)	(130,138)
Change in Class R6 Shares	(135)	(440)	20,127	92,188
SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan U.S. GARP Equity Fund		JPMorgan U.S. Large Cap Core Plus Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$15,107	$19,969	$28,119	$32,817
Distributions reinvested	2,539	17,212	53,749	75,295
Cost of shares redeemed	(15,249)	(21,806)	(76,362)	(87,007)
Change in net assets resulting from Class A capital transactions	2,397	15,375	5,506	21,105
Class C
Proceeds from shares issued	932	1,206	7,658	8,585
Distributions reinvested	635	5,682	7,861	9,642
Cost of shares redeemed	(11,538)	(7,337)	(10,466)	(12,318)
Change in net assets resulting from Class C capital transactions	(9,971)	(449)	5,053	5,909
Class I
Proceeds from shares issued	14,330	24,295	190,588	207,573
Distributions reinvested	3,062	29,393	207,578	379,324
Cost of shares redeemed	(20,892)	(84,539)	(502,036)	(792,690)
Change in net assets resulting from Class I capital transactions	(3,500)	(30,851)	(103,870)	(205,793)
Class R2
Proceeds from shares issued	6,941	8,001	932	794
Distributions reinvested	1,201	9,089	1,322	1,468
Cost of shares redeemed	(9,408)	(14,963)	(776)	(1,302)
Change in net assets resulting from Class R2 capital transactions	(1,266)	2,127	1,478	960
Class R5
Proceeds from shares issued	9,640	11,706	6,570	7,576
Distributions reinvested	4,399	26,832	6,610	7,761
Cost of shares redeemed	(19,110)	(56,584)	(9,338)	(10,062)
Change in net assets resulting from Class R5 capital transactions	(5,071)	(18,046)	3,842	5,275
Class R6
Proceeds from shares issued	30,435	91,331	55,234	85,411
Distributions reinvested	27,159	140,885	60,993	95,950
Cost of shares redeemed	(82,738)	(95,507)	(184,787)	(176,391)
Change in net assets resulting from Class R6 capital transactions	(25,144)	136,709	(68,560)	4,970
Total change in net assets resulting from capital transactions	$(42,555)	$104,865	$(156,551)	$(167,574)
SHARE TRANSACTIONS:
Class A
Issued	289	309	1,779	1,372
Reinvested	50	258	3,614	3,292
Redeemed	(292)	(339)	(4,676)	(3,827)
Change in Class A Shares	47	228	717	837
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	143

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan U.S. GARP Equity Fund		JPMorgan U.S. Large Cap Core Plus Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class C
Issued	19	19	586	418
Reinvested	13	88	653	490
Redeemed	(235)	(120)	(781)	(612)
Change in Class C Shares	(203)	(13)	458	296
Class I
Issued	260	370	10,925	8,504
Reinvested	59	427	13,301	16,025
Redeemed	(388)	(1,296)	(28,938)	(34,415)
Change in Class I Shares	(69)	(499)	(4,712)	(9,886)
Class R2
Issued	140	127	62	32
Reinvested	25	141	100	70
Redeemed	(186)	(243)	(56)	(56)
Change in Class R2 Shares	(21)	25	106	46
Class R5
Issued	181	173	380	326
Reinvested	87	398	417	324
Redeemed	(356)	(768)	(550)	(424)
Change in Class R5 Shares	(88)	(197)	247	226
Class R6
Issued	577	1,476	3,259	3,406
Reinvested	539	2,090	3,845	4,010
Redeemed	(1,499)	(1,286)	(10,572)	(7,397)
Change in Class R6 Shares	(383)	2,280	(3,468)	19
SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$59,435	$43,303	$9,354	$27,657
Distributions reinvested	4,183	20,245	369	1,294
Cost of shares redeemed	(60,266)	(62,282)	(8,610)	(7,152)
Change in net assets resulting from Class A capital transactions	3,352	1,266	1,113	21,799
Class C
Proceeds from shares issued	—	—	539	3,680
Distributions reinvested	—	—	16	170
Cost of shares redeemed	—	—	(1,594)	(1,826)
Change in net assets resulting from Class C capital transactions	—	—	(1,039)	2,024
Class I
Proceeds from shares issued	191,101	217,181	20,832	115,790
Distributions reinvested	13,147	61,537	878	4,010
Cost of shares redeemed	(207,381)	(196,491)	(57,225)	(58,741)
Change in net assets resulting from Class I capital transactions	(3,133)	82,227	(35,515)	61,059
Class R6
Proceeds from shares issued	1,057,579	3,036,307	8,925	34,299
Distributions reinvested	170,226	592,731	594	1,393
Cost of shares redeemed	(1,552,696)	(494,692)	(9,846)	(5,998)
Change in net assets resulting from Class R6 capital transactions	(324,891)	3,134,346	(327)	29,694
Total change in net assets resulting from capital transactions	$(324,672)	$3,217,839	$(35,768)	$114,576
SHARE TRANSACTIONS:
Class A
Issued	1,955	1,280	180	463
Reinvested	139	572	7	21
Redeemed	(1,984)	(1,752)	(167)	(125)
Change in Class A Shares	110	100	20	359
Class C
Issued	—	—	11	61
Reinvested	—	—	— (a)	3
Redeemed	—	—	(31)	(32)
Change in Class C Shares	—	—	(20)	32
Class I
Issued	6,178	6,105	394	1,929
Reinvested	430	1,716	18	63
Redeemed	(6,761)	(5,545)	(1,115)	(1,046)
Change in Class I Shares	(153)	2,276	(703)	946

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	145

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan U.S. Research Enhanced Equity Fund		JPMorgan U.S. Sustainable Leaders Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R6
Issued	34,312	88,874	172	578
Reinvested	5,576	16,596	12	22
Redeemed	(50,162)	(13,867)	(187)	(104)
Change in Class R6 Shares	(10,274)	91,603	(3)	496
SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan U.S. Value Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$363,877	$314,010
Distributions reinvested	14,245	16,637
Cost of shares redeemed	(140,778)	(71,928)
Change in net assets resulting from Class A capital transactions	237,344	258,719
Class C
Proceeds from shares issued	45,980	50,471
Distributions reinvested	1,236	1,297
Cost of shares redeemed	(20,110)	(11,285)
Change in net assets resulting from Class C capital transactions	27,106	40,483
Class I
Proceeds from shares issued	1,253,780	1,347,016
Distributions reinvested	30,966	28,112
Cost of shares redeemed	(693,499)	(675,873)
Change in net assets resulting from Class I capital transactions	591,247	699,255
Class R2
Proceeds from shares issued	3,112	2,732
Distributions reinvested	58	74
Cost of shares redeemed	(1,755)	(945)
Change in net assets resulting from Class R2 capital transactions	1,415	1,861
Class R3
Proceeds from shares issued	3,676	10,796
Distributions reinvested	99	216
Cost of shares redeemed	(5,504)	(2,711)
Change in net assets resulting from Class R3 capital transactions	(1,729)	8,301
Class R4
Proceeds from shares issued	4,367	292
Distributions reinvested	44	8
Cost of shares redeemed	(169)	(137)
Change in net assets resulting from Class R4 capital transactions	4,242	163
Class R5
Proceeds from shares issued	4,305	5,175
Distributions reinvested	121	99
Cost of shares redeemed	(740)	(584)
Change in net assets resulting from Class R5 capital transactions	3,686	4,690
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	147

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)
	JPMorgan U.S. Value Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS: (continued)
Class R6
Proceeds from shares issued	$852,611	$391,201
Distributions reinvested	18,413	11,652
Cost of shares redeemed	(197,667)	(70,130)
Change in net assets resulting from Class R6 capital transactions	673,357	332,723
Total change in net assets resulting from capital transactions	$1,536,668	$1,346,195
SHARE TRANSACTIONS:
Class A
Issued	5,665	4,783
Reinvested	224	255
Redeemed	(2,191)	(1,108)
Change in Class A Shares	3,698	3,930
Class C
Issued	813	868
Reinvested	22	22
Redeemed	(356)	(195)
Change in Class C Shares	479	695
Class I
Issued	18,365	19,213
Reinvested	458	406
Redeemed	(10,212)	(9,783)
Change in Class I Shares	8,611	9,836
Class R2
Issued	47	41
Reinvested	1	1
Redeemed	(27)	(14)
Change in Class R2 Shares	21	28
Class R3
Issued	57	152
Reinvested	1	3
Redeemed	(79)	(40)
Change in Class R3 Shares	(21)	115
Class R4
Issued	62	4
Reinvested	1	—
Redeemed	(2)	(2)
Change in Class R4 Shares	61	2
SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. Morgan Large Cap Funds	June 30, 2023

	JPMorgan U.S. Value Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R5
Issued	64	72
Reinvested	2	1
Redeemed	(11)	(8)
Change in Class R5 Shares	55	65
Class R6
Issued	12,341	5,559
Reinvested	269	167
Redeemed	(2,856)	(1,004)
Change in Class R6 Shares	9,754	4,722
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	149

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED June 30, 2023
(Amounts in thousands)

JPMorgan U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase in net assets resulting from operations	$315,117
Adjustments to reconcile net increase/decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of investment securities	(1,166,023)
Proceeds from disposition of investment securities	1,793,195
Covers of investment securities sold short	(597,154)
Proceeds from investment securities sold short	518,848
Purchases of short-term investments — affiliates, net	(23,963)
Change in unrealized (appreciation)/depreciation on investments in non-affiliates	(15,708)
Change in unrealized (appreciation)/depreciation on investment securities sold short	44,309
Net realized (gain)/loss on investments in non-affiliates	(332,111)
Net realized (gain)/loss on investments in affiliates	(17)
Net realized (gain)/loss on securities sold short	(10,745)
Increase in dividends receivable from affiliates	(4)
Decrease in dividends receivable from non-affiliates	602
Increase in variation margin receivable	(130)
Decrease in dividend expense payable to non-affiliates on securities sold short	(268)
Decrease in interest expense payable to non-affiliates on securities sold short	(45)
Decrease in due to broker for securities sold short	(7)
Decrease in investment advisory fees payable	(217)
Decrease in administration fees payable	(49)
Decrease in distribution fees payable	(4)
Decrease in service fees payable	(116)
Increase in custodian and accounting fees payable	14
Decrease in other accrued expenses payable	(30)
Net cash provided (used) by operating activities	525,494
Cash flows provided (used) by financing activities:
Proceeds from shares issued	288,367
Payment for shares redeemed	(784,116)
Cash distributions paid to shareholders (net of reinvestments $338,113)	(29,104)
Net cash provided (used) by financing activities	(524,853)
Cash:
Net increase (decrease) in unrestricted and restricted cash, foreign currency and deposits at broker	641
Restricted and unrestricted cash and foreign currency at beginning of period	43
Restricted and unrestricted cash and foreign currency at end of period	$684

Supplemental disclosure of cash flow information:
For the period ended June 30, 2023 the Fund paid approximately $2,130 in interest expense.
For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.
SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. Morgan Large Cap Funds	June 30, 2023

Reconciliation of restricted and unrestricted cash and foreign currency at the end of period to the Statements of Assets and Liabilities:
	JPMorgan U.S. Large Cap Core Plus Fund	JPMorgan U.S. Large Cap Core Plus Fund
	June 30, 2022	June 30, 2023
Cash	$37	$80
Foreign currency, at value	6	—
Deposits at broker:
Futures contracts	—	604
	$43	$684
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	151

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Income Fund
Class A
Year Ended June 30, 2023	$21.15	$0.40	$1.11	$1.51	$(0.42)	$(0.39)	$(0.81)
Year Ended June 30, 2022	22.34	0.34	(0.76)	(0.42)	(0.33)	(0.44)	(0.77)
Year Ended June 30, 2021	16.22	0.29	6.12	6.41	(0.29)	—	(0.29)
Year Ended June 30, 2020	17.83	0.32	(1.42)	(1.10)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.82	0.32	1.48	1.80	(0.33)	(0.46)	(0.79)
Class C
Year Ended June 30, 2023	20.68	0.28	1.09	1.37	(0.31)	(0.39)	(0.70)
Year Ended June 30, 2022	21.87	0.22	(0.75)	(0.53)	(0.22)	(0.44)	(0.66)
Year Ended June 30, 2021	15.88	0.19	6.00	6.19	(0.20)	—	(0.20)
Year Ended June 30, 2020	17.47	0.23	(1.39)	(1.16)	(0.24)	(0.19)	(0.43)
Year Ended June 30, 2019	16.50	0.23	1.46	1.69	(0.26)	(0.46)	(0.72)
Class I
Year Ended June 30, 2023	21.56	0.46	1.13	1.59	(0.47)	(0.39)	(0.86)
Year Ended June 30, 2022	22.76	0.40	(0.77)	(0.37)	(0.39)	(0.44)	(0.83)
Year Ended June 30, 2021	16.52	0.35	6.23	6.58	(0.34)	—	(0.34)
Year Ended June 30, 2020	18.14	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.10	0.37	1.51	1.88	(0.38)	(0.46)	(0.84)
Class R2
Year Ended June 30, 2023	21.04	0.34	1.10	1.44	(0.36)	(0.39)	(0.75)
Year Ended June 30, 2022	22.23	0.29	(0.77)	(0.48)	(0.27)	(0.44)	(0.71)
Year Ended June 30, 2021	16.14	0.23	6.10	6.33	(0.24)	—	(0.24)
Year Ended June 30, 2020	17.74	0.27	(1.40)	(1.13)	(0.28)	(0.19)	(0.47)
Year Ended June 30, 2019	16.74	0.28	1.47	1.75	(0.29)	(0.46)	(0.75)
Class R3
Year Ended June 30, 2023	21.13	0.40	1.11	1.51	(0.42)	(0.39)	(0.81)
Year Ended June 30, 2022	22.32	0.33	(0.75)	(0.42)	(0.33)	(0.44)	(0.77)
Year Ended June 30, 2021	16.21	0.29	6.11	6.40	(0.29)	—	(0.29)
Year Ended June 30, 2020	17.81	0.32	(1.41)	(1.09)	(0.32)	(0.19)	(0.51)
Year Ended June 30, 2019	16.80	0.32	1.49	1.81	(0.34)	(0.46)	(0.80)
Class R4
Year Ended June 30, 2023	21.54	0.46	1.14	1.60	(0.47)	(0.39)	(0.86)
Year Ended June 30, 2022	22.75	0.40	(0.78)	(0.38)	(0.39)	(0.44)	(0.83)
Year Ended June 30, 2021	16.51	0.35	6.23	6.58	(0.34)	—	(0.34)
Year Ended June 30, 2020	18.13	0.37	(1.43)	(1.06)	(0.37)	(0.19)	(0.56)
Year Ended June 30, 2019	17.09	0.36	1.52	1.88	(0.38)	(0.46)	(0.84)
Class R5
Year Ended June 30, 2023	21.58	0.50	1.12	1.62	(0.50)	(0.39)	(0.89)
Year Ended June 30, 2022	22.78	0.43	(0.77)	(0.34)	(0.42)	(0.44)	(0.86)
Year Ended June 30, 2021	16.53	0.37	6.25	6.62	(0.37)	—	(0.37)
Year Ended June 30, 2020	18.16	0.40	(1.45)	(1.05)	(0.39)	(0.19)	(0.58)
Year Ended June 30, 2019	17.11	0.40	1.51	1.91	(0.40)	(0.46)	(0.86)
Class R6
Year Ended June 30, 2023	21.56	0.52	1.13	1.65	(0.53)	(0.39)	(0.92)
Year Ended June 30, 2022	22.76	0.46	(0.77)	(0.31)	(0.45)	(0.44)	(0.89)
Year Ended June 30, 2021	16.52	0.39	6.24	6.63	(0.39)	—	(0.39)
Year Ended June 30, 2020	18.14	0.42	(1.44)	(1.02)	(0.41)	(0.19)	(0.60)
Year Ended June 30, 2019	17.10	0.42	1.50	1.92	(0.42)	(0.46)	(0.88)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. Morgan Large Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$21.85	7.12%	$4,423,141	0.95%	1.83%	0.95%	8%
21.15	(2.10)	4,562,270	0.95	1.49	0.95	15
22.34	39.81	4,715,916	0.96	1.48	0.96	16
16.22	(6.36)	3,234,850	0.98	1.83	0.98	22
17.83	11.17	3,277,249	0.99	1.90	1.00	23

21.35	6.60	997,751	1.45	1.32	1.45	8
20.68	(2.63)	1,206,824	1.45	0.97	1.45	15
21.87	39.19	1,493,408	1.45	0.99	1.46	16
15.88	(6.83)	1,350,402	1.47	1.34	1.47	22
17.47	10.66	1,434,793	1.48	1.39	1.49	23

22.29	7.38	18,495,976	0.70	2.08	0.70	8
21.56	(1.87)	17,614,254	0.70	1.74	0.70	15
22.76	40.16	17,980,353	0.70	1.73	0.71	16
16.52	(6.06)	10,727,252	0.71	2.11	0.72	22
18.14	11.45	9,013,293	0.73	2.12	0.74	23

21.73	6.84	104,930	1.20	1.57	1.21	8
21.04	(2.36)	102,353	1.21	1.28	1.21	15
22.23	39.47	77,859	1.22	1.22	1.22	16
16.14	(6.57)	72,182	1.23	1.56	1.23	22
17.74	10.90	93,453	1.24	1.64	1.25	23

21.83	7.13	229,745	0.95	1.83	0.95	8
21.13	(2.10)	232,772	0.95	1.47	0.95	15
22.32	39.79	280,991	0.95	1.49	0.96	16
16.21	(6.29)	170,246	0.97	1.86	0.97	22
17.81	11.20	137,142	0.98	1.87	0.99	23

22.28	7.44	252,731	0.70	2.09	0.70	8
21.54	(1.91)	211,963	0.70	1.73	0.70	15
22.75	40.19	249,525	0.70	1.73	0.70	16
16.51	(6.07)	106,277	0.72	2.12	0.72	22
18.13	11.46	66,602	0.73	2.08	0.74	23

22.31	7.54	1,247,583	0.55	2.23	0.55	8
21.58	(1.72)	1,300,595	0.55	1.87	0.55	15
22.78	40.41	1,655,531	0.55	1.88	0.56	16
16.53	(5.98)	1,230,147	0.56	2.24	0.57	22
18.16	11.67	1,422,483	0.58	2.29	0.59	23

22.29	7.65	22,139,090	0.45	2.34	0.45	8
21.56	(1.62)	20,740,383	0.45	1.99	0.45	15
22.76	40.51	19,952,074	0.45	1.98	0.46	16
16.52	(5.83)	12,663,581	0.46	2.38	0.47	22
18.14	11.72	8,217,432	0.48	2.38	0.49	23
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	153

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Equity Index Fund
Class A
Year Ended June 30, 2023	$56.74	$0.75	$9.94	$10.69	$(0.76)	$(0.01)	$(0.77)
Year Ended June 30, 2022	65.24	0.65	(7.60)	(6.95)	(0.62)	(0.93)	(1.55)
Year Ended June 30, 2021	47.11	0.62	18.24	18.86	(0.73)	—	(0.73)
Year Ended June 30, 2020	44.90	0.91	2.20	3.11	(0.81)	(0.09)	(0.90)
Year Ended June 30, 2019	41.64	0.72	3.33	4.05	(0.65)	(0.14)	(0.79)
Class C
Year Ended June 30, 2023	56.14	0.39	9.83	10.22	(0.39)	(0.01)	(0.40)
Year Ended June 30, 2022	64.55	0.25	(7.51)	(7.26)	(0.22)	(0.93)	(1.15)
Year Ended June 30, 2021	46.65	0.28	18.00	18.28	(0.38)	—	(0.38)
Year Ended June 30, 2020	44.45	0.62	2.21	2.83	(0.54)	(0.09)	(0.63)
Year Ended June 30, 2019	41.27	0.46	3.30	3.76	(0.44)	(0.14)	(0.58)
Class I
Year Ended June 30, 2023	56.81	0.90	9.96	10.86	(0.90)	(0.01)	(0.91)
Year Ended June 30, 2022	65.33	0.81	(7.62)	(6.81)	(0.78)	(0.93)	(1.71)
Year Ended June 30, 2021	47.22	0.77	18.21	18.98	(0.87)	—	(0.87)
Year Ended June 30, 2020	44.97	1.02	2.25	3.27	(0.93)	(0.09)	(1.02)
Year Ended June 30, 2019	41.68	0.83	3.34	4.17	(0.74)	(0.14)	(0.88)
Class R6
Year Ended June 30, 2023	56.83	1.00	9.95	10.95	(1.00)	(0.01)	(1.01)
Year Ended June 30, 2022	65.35	0.92	(7.62)	(6.70)	(0.89)	(0.93)	(1.82)
Year Ended June 30, 2021	47.21	0.85	18.25	19.10	(0.96)	—	(0.96)
Year Ended June 30, 2020	44.98	1.10	2.22	3.32	(1.00)	(0.09)	(1.09)
Year Ended June 30, 2019	41.68	0.90	3.33	4.23	(0.79)	(0.14)	(0.93)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)
Net expenses for Class R6 Shares are 0.045% for the year ended June 30, 2023, 0.045% for the year ended June 30, 2022, 0.044% for the year ended June 30,
2021, 0.044% for the year ended June 30, 2020 and 0.043% for the year ended June 30, 2019.

SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. Morgan Large Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$66.66	19.01%	$770,835	0.45%	1.25%	0.65%	15%
56.74	(11.02)	654,422	0.45	0.98	0.65	11
65.24	40.28	749,440	0.45	1.10	0.66	26
47.11	7.02	572,292	0.45	1.97	0.66	15
44.90	9.87	602,186	0.45	1.68	0.66	6

65.96	18.31	92,084	1.05	0.65	1.13	15
56.14	(11.55)	86,737	1.05	0.37	1.13	11
64.55	39.35	110,184	1.05	0.50	1.13	26
46.65	6.42	102,864	1.05	1.37	1.14	15
44.45	9.23	96,605	1.05	1.10	1.13	6

66.76	19.34	964,430	0.20	1.50	0.38	15
56.81	(10.81)	1,121,519	0.20	1.22	0.38	11
65.33	40.48	991,703	0.20	1.37	0.38	26
47.22	7.40	1,022,318	0.20	2.21	0.38	15
44.97	10.16	791,881	0.20	1.94	0.38	6

66.77	19.51	6,194,790	0.05 (d)	1.65	0.13	15
56.83	(10.67)	5,395,106	0.05 (d)	1.39	0.13	11
65.35	40.77	4,793,114	0.04 (d)	1.49	0.13	26
47.21	7.52	3,306,397	0.04 (d)	2.38	0.13	15
44.98	10.33	3,019,734	0.04 (d)	2.11	0.13	6
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	155

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan Equity Premium Income Fund
Class A
Year Ended June 30, 2023	$13.79	$1.53	$(0.13)	$1.40	$(1.47)	$13.72
Year Ended June 30, 2022	15.23	1.46	(1.56)	(0.10)	(1.34)	13.79
Year Ended June 30, 2021	12.96	1.26	2.40	3.66	(1.39)	15.23
Year Ended June 30, 2020	14.92	1.88	(2.42)	(0.54)	(1.42)	12.96
August 31, 2018 (f) through June 30, 2019	15.00	0.95	(0.11)	0.84	(0.92)	14.92
Class C
Year Ended June 30, 2023	13.79	1.48	(0.15)	1.33	(1.40)	13.72
Year Ended June 30, 2022	15.23	1.38	(1.56)	(0.18)	(1.26)	13.79
Year Ended June 30, 2021	12.96	1.15	2.44	3.59	(1.32)	15.23
Year Ended June 30, 2020	14.92	1.61	(2.22)	(0.61)	(1.35)	12.96
August 31, 2018 (f) through June 30, 2019	15.00	0.85	(0.07)	0.78	(0.86)	14.92
Class I
Year Ended June 30, 2023	13.80	1.46	(0.03)	1.43	(1.51)	13.72
Year Ended June 30, 2022	15.23	1.48	(1.54)	(0.06)	(1.37)	13.80
Year Ended June 30, 2021	12.96	1.38	2.32	3.70	(1.43)	15.23
Year Ended June 30, 2020	14.92	1.59	(2.10)	(0.51)	(1.45)	12.96
August 31, 2018 (f) through June 30, 2019	15.00	0.94	(0.07)	0.87	(0.95)	14.92
Class R5
Year Ended June 30, 2023	13.79	1.45	0.01	1.46	(1.53)	13.72
Year Ended June 30, 2022	15.23	1.48	(1.52)	(0.04)	(1.40)	13.79
Year Ended June 30, 2021	12.96	1.37	2.35	3.72	(1.45)	15.23
Year Ended June 30, 2020	14.92	1.48	(1.96)	(0.48)	(1.48)	12.96
August 31, 2018 (f) through June 30, 2019	15.00	0.96	(0.08)	0.88	(0.96)	14.92
Class R6
Year Ended June 30, 2023	13.80	1.45	0.01	1.46	(1.54)	13.72
Year Ended June 30, 2022	15.23	1.50	(1.52)	(0.02)	(1.41)	13.80
Year Ended June 30, 2021	12.96	1.43	2.30	3.73	(1.46)	15.23
Year Ended June 30, 2020	14.92	1.83	(2.30)	(0.47)	(1.49)	12.96
August 31, 2018 (f) through June 30, 2019	15.00	0.97	(0.07)	0.90	(0.98)	14.92

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
SEE NOTES TO FINANCIAL STATEMENTS.

156	J.P. Morgan Large Cap Funds	June 30, 2023

Ratios/Supplemental data
		Ratios to average net assets(a)
Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

10.79%	$384,446	0.85%	11.18%	0.85%	189%
(1.05)	905,284	0.85	9.76	0.88	188
29.67	174,085	0.85	8.61	0.91	217
(3.78)	12,904	0.85	14.21	1.11	236
5.95	125	0.85 (g)	7.90 (g)	1.80 (g)	43

10.24	223,339	1.35	10.84	1.35	189
(1.54)	756,008	1.35	9.19	1.38	188
29.03	158,340	1.34	7.76	1.40	217
(4.26)	4,710	1.35	11.77	1.61	236
5.50	21	1.35 (g)	7.14 (g)	2.26 (g)	43

10.98	3,641,748	0.60	10.72	0.61	189
(0.73)	1,859,617	0.60	9.83	0.63	188
29.97	519,976	0.60	9.62	0.69	217
(3.57)	173,409	0.60	11.40	0.91	236
6.15	54,045	0.60 (g)	7.89 (g)	1.13 (g)	43

11.23	712	0.45	10.69	0.46	189
(0.66)	160	0.45	9.82	0.50	188
30.16	88	0.45	9.54	0.56	217
(3.43)	21	0.45	10.37	0.83	236
6.28	21	0.45 (g)	8.04 (g)	1.36 (g)	43

11.26	1,571,873	0.35	10.68	0.35	189
(0.49)	89,522	0.35	9.93	0.37	188
30.29	48,315	0.35	9.99	0.44	217
(3.33)	686	0.35	13.60	0.59	236
6.37	21	0.35 (g)	8.14 (g)	1.26 (g)	43
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	157

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
JPMorgan Hedged Equity Fund
Class A
Year Ended June 30, 2023	$24.20	$0.20	$3.38	$3.58	$(0.21)	$27.57
Year Ended June 30, 2022	25.90	0.13	(1.70)	(1.57)	(0.13)	24.20
Year Ended June 30, 2021	21.83	0.15	4.11	4.26	(0.19)	25.90
Year Ended June 30, 2020	20.23	0.28	1.51	1.79	(0.19)	21.83
Year Ended June 30, 2019	19.43	0.20	0.79	0.99	(0.19)	20.23
Class C
Year Ended June 30, 2023	24.02	0.08	3.35	3.43	(0.08)	27.37
Year Ended June 30, 2022	25.72	—	(1.68)	(1.68)	(0.02)	24.02
Year Ended June 30, 2021	21.70	0.03	4.07	4.10	(0.08)	25.72
Year Ended June 30, 2020	20.10	0.17	1.52	1.69	(0.09)	21.70
Year Ended June 30, 2019	19.33	0.11	0.77	0.88	(0.11)	20.10
Class I
Year Ended June 30, 2023	24.28	0.27	3.38	3.65	(0.27)	27.66
Year Ended June 30, 2022	25.98	0.20	(1.70)	(1.50)	(0.20)	24.28
Year Ended June 30, 2021	21.90	0.21	4.11	4.32	(0.24)	25.98
Year Ended June 30, 2020	20.28	0.33	1.53	1.86	(0.24)	21.90
Year Ended June 30, 2019	19.47	0.26	0.78	1.04	(0.23)	20.28
Class R5
Year Ended June 30, 2023	24.32	0.31	3.39	3.70	(0.31)	27.71
Year Ended June 30, 2022	26.02	0.24	(1.70)	(1.46)	(0.24)	24.32
Year Ended June 30, 2021	21.93	0.25	4.11	4.36	(0.27)	26.02
Year Ended June 30, 2020	20.32	0.36	1.52	1.88	(0.27)	21.93
Year Ended June 30, 2019	19.50	0.29	0.79	1.08	(0.26)	20.32
Class R6
Year Ended June 30, 2023	24.33	0.33	3.40	3.73	(0.33)	27.73
Year Ended June 30, 2022	26.04	0.27	(1.72)	(1.45)	(0.26)	24.33
Year Ended June 30, 2021	21.95	0.28	4.11	4.39	(0.30)	26.04
Year Ended June 30, 2020	20.32	0.39	1.53	1.92	(0.29)	21.95
Year Ended June 30, 2019	19.49	0.31	0.79	1.10	(0.27)	20.32

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

158	J.P. Morgan Large Cap Funds	June 30, 2023

Ratios/Supplemental data
		Ratios to average net assets
Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

14.87%	$1,274,360	0.83%	0.80%	0.83%	27%
(6.08)	1,647,387	0.83	0.52	0.83	44
19.58	1,778,457	0.83	0.61	0.84	39
8.89	473,314	0.85	1.35	0.86	68
5.12	296,242	0.85	1.02	0.87	48

14.32	436,623	1.33	0.30	1.33	27
(6.53)	436,891	1.33	0.02	1.33	44
18.93	502,120	1.33	0.14	1.33	39
8.40	246,741	1.35	0.84	1.36	68
4.60	158,602	1.35	0.55	1.37	48

15.15	12,697,762	0.58	1.05	0.58	27
(5.83)	12,790,417	0.58	0.77	0.58	44
19.83	14,416,679	0.58	0.89	0.58	39
9.21	7,167,488	0.59	1.59	0.60	68
5.39	4,214,453	0.60	1.30	0.61	48

15.34	6,044	0.43	1.21	0.43	27
(5.68)	5,335	0.43	0.92	0.43	44
20.01	6,024	0.44	1.03	0.45	39
9.30	2,964	0.45	1.74	0.59	68
5.57	1,893	0.45	1.46	0.95	48

15.49	1,594,675	0.33	1.30	0.33	27
(5.61)	1,614,304	0.33	1.02	0.33	44
20.11	1,591,643	0.33	1.14	0.34	39
9.50	851,085	0.35	1.87	0.35	68
5.69	384,616	0.35	1.56	0.37	48
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	159

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Hedged Equity 2 Fund
Class A
Year Ended June 30, 2023	$14.87	$0.11	$1.70	$1.81	$(0.12)	$(0.82)	$(0.94)
Year Ended June 30, 2022	15.97	0.09	(1.12)	(1.03)	(0.07)	—	(0.07)
February 26, 2021 (f) through June 30, 2021	15.00	0.03	0.95	0.98	(0.01)	—	(0.01)
Class C
Year Ended June 30, 2023	14.84	0.04	1.69	1.73	(0.05)	(0.82)	(0.87)
Year Ended June 30, 2022	15.95	0.01	(1.11)	(1.10)	(0.01)	—	(0.01)
February 26, 2021 (f) through June 30, 2021	15.00	— (h)	0.95	0.95	— (h)	—	—
Class I
Year Ended June 30, 2023	14.89	0.15	1.70	1.85	(0.16)	(0.82)	(0.98)
Year Ended June 30, 2022	15.98	0.13	(1.12)	(0.99)	(0.10)	—	(0.10)
February 26, 2021 (f) through June 30, 2021	15.00	0.04	0.96	1.00	(0.02)	—	(0.02)
Class R5
Year Ended June 30, 2023	14.89	0.17	1.70	1.87	(0.18)	(0.82)	(1.00)
Year Ended June 30, 2022	15.98	0.15	(1.12)	(0.97)	(0.12)	—	(0.12)
February 26, 2021 (f) through June 30, 2021	15.00	0.05	0.95	1.00	(0.02)	—	(0.02)
Class R6
Year Ended June 30, 2023	14.90	0.18	1.70	1.88	(0.19)	(0.82)	(1.01)
Year Ended June 30, 2022	15.99	0.18	(1.13)	(0.95)	(0.14)	—	(0.14)
February 26, 2021 (f) through June 30, 2021	15.00	0.05	0.96	1.01	(0.02)	—	(0.02)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

160	J.P. Morgan Large Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$15.74	12.79%	$269,965	0.85%	0.76%	0.86%	35%
14.87	(6.49)	295,220	0.85	0.57	0.88	39
15.97	6.54	52,880	0.85 (g)	0.57 (g)	0.92 (g)	6

15.70	12.21	234,378	1.35	0.25	1.36	35
14.84	(6.90)	241,375	1.35	0.07	1.38	39
15.95	6.36	57,423	1.35 (g)	0.05 (g)	1.43 (g)	6

15.76	13.06	3,631,690	0.60	1.00	0.61	35
14.89	(6.22)	4,110,283	0.60	0.81	0.62	39
15.98	6.63	1,018,781	0.60 (g)	0.80 (g)	0.70 (g)	6

15.76	13.24	820	0.45	1.16	0.46	35
14.89	(6.10)	636	0.45	0.92	0.47	39
15.98	6.66	536	0.45 (g)	0.99 (g)	0.88 (g)	6

15.77	13.34	476,641	0.35	1.20	0.36	35
14.90	(6.01)	975,953	0.35	1.12	0.38	39
15.99	6.75	262,248	0.35 (g)	1.04 (g)	0.43 (g)	6
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	161

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Hedged Equity 3 Fund
Class A
Year Ended June 30, 2023	$14.34	$0.11	$1.45	$1.56	$(0.12)	$(0.15)	$(0.27)
Year Ended June 30, 2022	15.96	0.09	(1.65)	(1.56)	(0.06)	—	(0.06)
February 26, 2021 (f) through June 30, 2021	15.00	0.03	0.95	0.98	(0.02)	—	(0.02)
Class C
Year Ended June 30, 2023	14.30	0.04	1.44	1.48	(0.04)	(0.15)	(0.19)
Year Ended June 30, 2022	15.95	0.01	(1.65)	(1.64)	(0.01)	—	(0.01)
February 26, 2021 (f) through June 30, 2021	15.00	— (h)	0.96	0.96	(0.01)	—	(0.01)
Class I
Year Ended June 30, 2023	14.36	0.15	1.44	1.59	(0.15)	(0.15)	(0.30)
Year Ended June 30, 2022	15.98	0.13	(1.65)	(1.52)	(0.10)	—	(0.10)
February 26, 2021 (f) through June 30, 2021	15.00	0.04	0.96	1.00	(0.02)	—	(0.02)
Class R5
Year Ended June 30, 2023	14.37	0.16	1.46	1.62	(0.17)	(0.15)	(0.32)
Year Ended June 30, 2022	15.98	0.17	(1.66)	(1.49)	(0.12)	—	(0.12)
February 26, 2021 (f) through June 30, 2021	15.00	0.05	0.95	1.00	(0.02)	—	(0.02)
Class R6
Year Ended June 30, 2023	14.37	0.18	1.46	1.64	(0.19)	(0.15)	(0.34)
Year Ended June 30, 2022	15.98	0.17	(1.65)	(1.48)	(0.13)	—	(0.13)
February 26, 2021 (f) through June 30, 2021	15.00	0.06	0.94	1.00	(0.02)	—	(0.02)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of operations.
(g)	Certain non-recurring expenses incurred by the Fund were not annualized for the period indicated.
(h)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

162	J.P. Morgan Large Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$15.63	10.99%	$119,334	0.85%	0.75%	0.87%	48%
14.34	(9.78)	110,840	0.85	0.57	0.89	29
15.96	6.50	21,446	0.85 (g)	0.60 (g)	1.00 (g)	7

15.59	10.46	104,736	1.35	0.25	1.36	48
14.30	(10.28)	97,285	1.35	0.07	1.39	29
15.95	6.37	19,229	1.35 (g)	0.09 (g)	1.51 (g)	7

15.65	11.24	1,923,674	0.60	1.00	0.61	48
14.36	(9.58)	2,257,577	0.60	0.82	0.63	29
15.98	6.64	524,074	0.60 (g)	0.81 (g)	0.80 (g)	7

15.67	11.44	26	0.45	1.13	0.46	48
14.37	(9.41)	128	0.45	1.09	0.50	29
15.98	6.64	21	0.45 (g)	0.96 (g)	3.22 (g)	7

15.67	11.59	185,746	0.35	1.21	0.36	48
14.37	(9.33)	385,463	0.35	1.03	0.38	29
15.98	6.68	1,796	0.35 (g)	1.10 (g)	0.64 (g)	7
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	163

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Growth Fund
Class A
Year Ended June 30, 2023	$44.12	$0.11	$10.83	$10.94	$(0.05)	$(1.35)	$(1.40)
Year Ended June 30, 2022	64.22	(0.12)	(10.74)	(10.86)	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.04	(0.27)	19.59	19.32	—	(3.14)	(3.14)
Year Ended June 30, 2020	41.87	(0.01)	11.39	11.38	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.44	(0.09)	4.80	4.71	—	(5.28)	(5.28)
Class C
Year Ended June 30, 2023	29.67	(0.08)	7.18	7.10	—	(1.35)	(1.35)
Year Ended June 30, 2022	46.21	(0.29)	(7.01)	(7.30)	—	(9.24)	(9.24)
Year Ended June 30, 2021	35.43	(0.41)	14.33	13.92	—	(3.14)	(3.14)
Year Ended June 30, 2020	32.33	(0.17)	8.48	8.31	—	(5.21)	(5.21)
Year Ended June 30, 2019	34.20	(0.23)	3.64	3.41	—	(5.28)	(5.28)
Class I
Year Ended June 30, 2023	45.32	0.22	11.13	11.35	(0.18)	(1.35)	(1.53)
Year Ended June 30, 2022	65.59	0.03	(11.06)	(11.03)	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.91	(0.12)	19.97	19.85	(0.03)	(3.14)	(3.17)
Year Ended June 30, 2020	42.46	0.09	11.59	11.68	(0.02)	(5.21)	(5.23)
Year Ended June 30, 2019	42.86	0.01	4.87	4.88	—	(5.28)	(5.28)
Class R2
Year Ended June 30, 2023	41.49	(0.01)	10.16	10.15	—	(1.35)	(1.35)
Year Ended June 30, 2022	61.05	(0.26)	(10.06)	(10.32)	—	(9.24)	(9.24)
Year Ended June 30, 2021	45.90	(0.39)	18.68	18.29	—	(3.14)	(3.14)
Year Ended June 30, 2020	40.32	(0.11)	10.90	10.79	—	(5.21)	(5.21)
Year Ended June 30, 2019	41.17	(0.18)	4.61	4.43	—	(5.28)	(5.28)
Class R3
Year Ended June 30, 2023	44.45	0.10	10.91	11.01	(0.07)	(1.35)	(1.42)
Year Ended June 30, 2022	64.64	(0.12)	(10.83)	(10.95)	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.34	(0.27)	19.72	19.45	(0.01)	(3.14)	(3.15)
Year Ended June 30, 2020	42.10	(0.01)	11.46	11.45	—	(5.21)	(5.21)
Year Ended June 30, 2019	42.64	(0.08)	4.82	4.74	—	(5.28)	(5.28)
Class R4
Year Ended June 30, 2023	45.23	0.19	11.13	11.32	(0.18)	(1.35)	(1.53)
Year Ended June 30, 2022	65.47	0.02	(11.02)	(11.00)	—	(9.24)	(9.24)
Year Ended June 30, 2021	48.84	(0.12)	19.94	19.82	(0.05)	(3.14)	(3.19)
Year Ended June 30, 2020	42.45	0.08	11.58	11.66	(0.06)	(5.21)	(5.27)
Year Ended June 30, 2019	42.85	0.01	4.87	4.88	—	(5.28)	(5.28)
Class R5
Year Ended June 30, 2023	46.91	0.30	11.53	11.83	(0.23)	(1.35)	(1.58)
Year Ended June 30, 2022	67.49	0.12	(11.46)	(11.34)	—	(9.24)	(9.24)
Year Ended June 30, 2021	50.20	(0.04)	20.52	20.48	(0.05)	(3.14)	(3.19)
Year Ended June 30, 2020	43.44	0.16	11.88	12.04	(0.07)	(5.21)	(5.28)
Year Ended June 30, 2019	43.65	0.07	5.00	5.07	—	(5.28)	(5.28)
Class R6
Year Ended June 30, 2023	47.51	0.35	11.69	12.04	(0.29)	(1.35)	(1.64)
Year Ended June 30, 2022	68.18	0.19	(11.62)	(11.43)	—	(9.24)	(9.24)
Year Ended June 30, 2021	50.66	0.03	20.71	20.74	(0.08)	(3.14)	(3.22)
Year Ended June 30, 2020	43.78	0.21	11.99	12.20	(0.11)	(5.21)	(5.32)
Year Ended June 30, 2019	43.95	0.11	5.03	5.14	(0.03)	(5.28)	(5.31)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

164	J.P. Morgan Large Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$53.66	25.34%	$4,742,066	0.93%	0.23%	1.01%	42%
44.12	(20.68)	3,734,120	0.94	(0.20)	1.01	50
64.22	41.00	4,970,767	0.93	(0.46)	1.02	58
48.04	30.09	3,280,463	0.94	(0.03)	1.04	47
41.87	13.67	2,466,910	0.93	(0.23)	1.10	50

35.42	24.71	636,054	1.43	(0.26)	1.51	42
29.67	(21.07)	556,002	1.44	(0.71)	1.51	50
46.21	40.32	780,132	1.43	(0.96)	1.51	58
35.43	29.42	701,820	1.44	(0.53)	1.54	47
32.33	13.11	518,116	1.43	(0.73)	1.59	50

55.14	25.66	15,667,641	0.68	0.46	0.76	42
45.32	(20.49)	9,509,669	0.69	0.05	0.76	50
65.59	41.37	10,983,173	0.68	(0.21)	0.76	58
48.91	30.40	7,058,308	0.69	0.22	0.78	47
42.46	13.95	4,691,515	0.68	0.02	0.84	50

50.29	25.02	128,368	1.18	(0.03)	1.27	42
41.49	(20.88)	90,916	1.19	(0.46)	1.26	50
61.05	40.65	129,541	1.18	(0.71)	1.26	58
45.90	29.76	118,628	1.19	(0.27)	1.29	47
40.32	13.39	138,030	1.18	(0.47)	1.34	50

54.04	25.33	359,223	0.93	0.21	1.01	42
44.45	(20.68)	205,831	0.94	(0.21)	1.01	50
64.64	41.01	264,318	0.93	(0.45)	1.01	58
48.34	30.09	90,107	0.94	(0.02)	1.03	47
42.10	13.68	45,376	0.93	(0.21)	1.08	50

55.02	25.65	486,413	0.68	0.40	0.76	42
45.23	(20.48)	137,633	0.69	0.03	0.76	50
65.47	41.37	204,814	0.68	(0.20)	0.76	58
48.84	30.40	64,792	0.69	0.19	0.78	47
42.45	13.96	10,740	0.68	0.02	0.83	50

57.16	25.85	957,188	0.53	0.61	0.61	42
46.91	(20.37)	629,918	0.54	0.19	0.61	50
67.49	41.57	956,386	0.53	(0.06)	0.61	58
50.20	30.59	781,380	0.54	0.38	0.63	47
43.44	14.15	702,536	0.53	0.17	0.69	50

57.91	25.98	37,609,592	0.43	0.68	0.51	42
47.51	(20.29)	16,482,609	0.44	0.30	0.51	50
68.18	41.70	19,127,249	0.43	0.04	0.51	58
50.66	30.75	11,169,668	0.44	0.47	0.53	47
43.78	14.23	7,339,387	0.43	0.27	0.58	50
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	165

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Large Cap Value Fund
Class A
Year Ended June 30, 2023	$17.90	$0.24	$1.82	$2.06	$(0.24)	$(0.79)	$(1.03)
Year Ended June 30, 2022	20.48	0.19	(1.21)	(1.02)	(0.18)	(1.38)	(1.56)
Year Ended June 30, 2021	12.72	0.11	7.73	7.84	(0.08)	—	(0.08)
Year Ended June 30, 2020	14.11	0.18	(1.40)	(1.22)	(0.17)	—	(0.17)
Year Ended June 30, 2019	15.11	0.17	(0.09)	0.08	(0.17)	(0.91)	(1.08)
Class C
Year Ended June 30, 2023	17.01	0.14	1.72	1.86	(0.15)	(0.79)	(0.94)
Year Ended June 30, 2022	19.55	0.09	(1.16)	(1.07)	(0.09)	(1.38)	(1.47)
Year Ended June 30, 2021	12.17	0.02	7.39	7.41	(0.03)	—	(0.03)
Year Ended June 30, 2020	13.49	0.11	(1.32)	(1.21)	(0.11)	—	(0.11)
Year Ended June 30, 2019	14.51	0.10	(0.10)	— (f)	(0.11)	(0.91)	(1.02)
Class I
Year Ended June 30, 2023	17.53	0.28	1.77	2.05	(0.28)	(0.79)	(1.07)
Year Ended June 30, 2022	20.10	0.23	(1.19)	(0.96)	(0.23)	(1.38)	(1.61)
Year Ended June 30, 2021	12.49	0.15	7.59	7.74	(0.13)	—	(0.13)
Year Ended June 30, 2020	13.85	0.21	(1.36)	(1.15)	(0.21)	—	(0.21)
Year Ended June 30, 2019	14.85	0.20	(0.09)	0.11	(0.20)	(0.91)	(1.11)
Class R2
Year Ended June 30, 2023	17.72	0.19	1.80	1.99	(0.19)	(0.79)	(0.98)
Year Ended June 30, 2022	20.30	0.14	(1.21)	(1.07)	(0.13)	(1.38)	(1.51)
Year Ended June 30, 2021	12.61	0.06	7.67	7.73	(0.04)	—	(0.04)
Year Ended June 30, 2020	13.98	0.15	(1.38)	(1.23)	(0.14)	—	(0.14)
Year Ended June 30, 2019	14.99	0.14	(0.10)	0.04	(0.14)	(0.91)	(1.05)
Class R3
Year Ended June 30, 2023	17.49	0.24	1.77	2.01	(0.24)	(0.79)	(1.03)
Year Ended June 30, 2022	20.09	0.20	(1.21)	(1.01)	(0.21)	(1.38)	(1.59)
Year Ended June 30, 2021	12.48	0.10	7.59	7.69	(0.08)	—	(0.08)
Year Ended June 30, 2020	13.84	0.18	(1.36)	(1.18)	(0.18)	—	(0.18)
October 1, 2018 (g) through June 30, 2019	15.63	0.13	(0.88)	(0.75)	(0.13)	(0.91)	(1.04)
Class R4
Year Ended June 30, 2023	17.92	0.30	1.80	2.10	(0.29)	(0.79)	(1.08)
Year Ended June 30, 2022	20.50	0.26	(1.23)	(0.97)	(0.23)	(1.38)	(1.61)
Year Ended June 30, 2021	12.73	0.12	7.77	7.89	(0.12)	—	(0.12)
Year Ended June 30, 2020	14.11	0.22	(1.39)	(1.17)	(0.21)	—	(0.21)
October 1, 2018 (g) through June 30, 2019	15.90	0.16	(0.89)	(0.73)	(0.15)	(0.91)	(1.06)
Class R5
Year Ended June 30, 2023	17.75	0.31	1.79	2.10	(0.31)	(0.79)	(1.10)
Year Ended June 30, 2022	20.32	0.26	(1.20)	(0.94)	(0.25)	(1.38)	(1.63)
Year Ended June 30, 2021	12.62	0.17	7.68	7.85	(0.15)	—	(0.15)
Year Ended June 30, 2020	14.00	0.24	(1.39)	(1.15)	(0.23)	—	(0.23)
Year Ended June 30, 2019	14.99	0.23	(0.09)	0.14	(0.22)	(0.91)	(1.13)
Class R6
Year Ended June 30, 2023	17.61	0.33	1.78	2.11	(0.33)	(0.79)	(1.12)
Year Ended June 30, 2022	20.18	0.28	(1.20)	(0.92)	(0.27)	(1.38)	(1.65)
Year Ended June 30, 2021	12.53	0.19	7.63	7.82	(0.17)	—	(0.17)
Year Ended June 30, 2020	13.90	0.25	(1.37)	(1.12)	(0.25)	—	(0.25)
Year Ended June 30, 2019	14.90	0.24	(0.10)	0.14	(0.23)	(0.91)	(1.14)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Amount rounds to less than $0.005.
(g)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

166	J.P. Morgan Large Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$18.93	11.63%	$289,456	0.93%	1.31%	1.01%	143%
17.90	(5.22)	235,054	0.93	0.97	1.01	121
20.48	61.86	218,302	0.93	0.62	1.04	93
12.72	(8.66)	119,402	0.93	1.33	1.04	177
14.11	1.07	153,809	0.93	1.19	1.04	162

17.93	11.05	91,445	1.44	0.80	1.50	143
17.01	(5.70)	79,663	1.44	0.48	1.51	121
19.55	60.96	62,488	1.43	0.11	1.50	93
12.17	(9.04)	33,769	1.44	0.81	1.52	177
13.49	0.57	55,009	1.44	0.70	1.52	162

18.51	11.87	1,297,201	0.69	1.54	0.76	143
17.53	(5.04)	1,275,387	0.69	1.20	0.77	121
20.10	62.22	1,418,653	0.69	0.84	0.76	93
12.49	(8.35)	262,414	0.69	1.57	0.76	177
13.85	1.31	301,663	0.69	1.44	0.77	162

18.73	11.35	13,722	1.19	1.05	1.27	143
17.72	(5.50)	12,323	1.19	0.71	1.27	121
20.30	61.40	11,175	1.18	0.38	1.27	93
12.61	(8.83)	17,777	1.19	1.09	1.28	177
13.98	0.83	21,489	1.19	0.97	1.29	162

18.47	11.65	10,744	0.94	1.34	1.00	143
17.49	(5.26)	6,010	0.94	1.06	1.01	121
20.09	61.83	16	0.94	0.63	1.04	93
12.48	(8.59)	18	0.94	1.36	2.24	177
13.84	(4.25)	19	0.94	1.28	1.17	162

18.94	11.85	1,242	0.69	1.59	0.76	143
17.92	(4.95)	495	0.69	1.32	0.77	121
20.50	62.16	135	0.69	0.87	0.76	93
12.73	(8.34)	11,823	0.69	1.60	0.76	177
14.11	(4.05)	14,545	0.68	1.51	0.77	162

18.75	12.01	29,958	0.54	1.71	0.61	143
17.75	(4.84)	23,073	0.54	1.34	0.61	121
20.32	62.47	24,668	0.54	1.02	0.61	93
12.62	(8.26)	18,535	0.54	1.72	0.62	177
14.00	1.50	30,522	0.54	1.61	0.63	162

18.60	12.16	1,733,785	0.44	1.79	0.50	143
17.61	(4.78)	1,564,013	0.44	1.42	0.50	121
20.18	62.68	2,606,033	0.44	1.10	0.50	93
12.53	(8.14)	796,259	0.44	1.86	0.51	177
13.90	1.52	834,072	0.44	1.70	0.52	162
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	167

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Applied Data Science Value Fund
Class A
Year Ended June 30, 2023	$26.56	$0.46	$2.32	$2.78	$(0.47)	$(1.26)	$(1.73)
Year Ended June 30, 2022	36.38	0.45	(1.10)	(0.65)	(0.42)	(8.75)	(9.17)
Year Ended June 30, 2021	25.83	0.42	11.10	11.52	(0.64)	(0.33)	(0.97)
Year Ended June 30, 2020	31.42	0.55 (d)	(3.38)	(2.83)	(0.63)	(2.13)	(2.76)
Year Ended June 30, 2019	34.53	0.49	0.55	1.04	(0.51)	(3.64)	(4.15)
Class C
Year Ended June 30, 2023	25.93	0.31	2.28	2.59	(0.33)	(1.26)	(1.59)
Year Ended June 30, 2022	35.72	0.27	(1.04)	(0.77)	(0.27)	(8.75)	(9.02)
Year Ended June 30, 2021	25.36	0.28	10.90	11.18	(0.49)	(0.33)	(0.82)
Year Ended June 30, 2020	30.90	0.40 (d)	(3.33)	(2.93)	(0.48)	(2.13)	(2.61)
Year Ended June 30, 2019	34.06	0.32	0.54	0.86	(0.38)	(3.64)	(4.02)
Class I
Year Ended June 30, 2023	26.89	0.53	2.35	2.88	(0.54)	(1.26)	(1.80)
Year Ended June 30, 2022	36.72	0.53	(1.11)	(0.58)	(0.50)	(8.75)	(9.25)
Year Ended June 30, 2021	25.79	0.50	11.48	11.98	(0.72)	(0.33)	(1.05)
Year Ended June 30, 2020	31.62	0.62 (d)	(3.66)	(3.04)	(0.66)	(2.13)	(2.79)
Year Ended June 30, 2019	34.71	0.57	0.55	1.12	(0.57)	(3.64)	(4.21)
Class R2
Year Ended June 30, 2023	26.18	0.36	2.29	2.65	(0.38)	(1.26)	(1.64)
Year Ended June 30, 2022	35.99	0.33	(1.07)	(0.74)	(0.32)	(8.75)	(9.07)
Year Ended June 30, 2021	25.55	0.33	11.01	11.34	(0.57)	(0.33)	(0.90)
Year Ended June 30, 2020	31.12	0.47 (d)	(3.35)	(2.88)	(0.56)	(2.13)	(2.69)
Year Ended June 30, 2019	34.26	0.40	0.54	0.94	(0.44)	(3.64)	(4.08)
Class R5
Year Ended June 30, 2023	26.95	0.55	2.35	2.90	(0.55)	(1.26)	(1.81)
Year Ended June 30, 2022	36.78	0.55	(1.11)	(0.56)	(0.52)	(8.75)	(9.27)
Year Ended June 30, 2021	25.66	0.59	11.63	12.22	(0.77)	(0.33)	(1.10)
Year Ended June 30, 2020	31.73	0.67 (d)	(3.87)	(3.20)	(0.74)	(2.13)	(2.87)
Year Ended June 30, 2019	34.80	0.62	0.56	1.18	(0.61)	(3.64)	(4.25)
Class R6
Year Ended June 30, 2023	26.95	0.58	2.35	2.93	(0.58)	(1.26)	(1.84)
Year Ended June 30, 2022	36.78	0.58	(1.11)	(0.53)	(0.55)	(8.75)	(9.30)
Year Ended June 30, 2021	26.06	0.57	11.28	11.85	(0.80)	(0.33)	(1.13)
Year Ended June 30, 2020	31.74	0.70 (d)	(3.47)	(2.77)	(0.78)	(2.13)	(2.91)
Year Ended June 30, 2019	34.80	0.65	0.57	1.22	(0.64)	(3.64)	(4.28)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)
Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income
(loss) per share would have been $0.46, $0.30, $0.53, $0.38, $0.57 and $0.60 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 1.56%, 1.05%, 1.70%, 1.30%, 1.85% and 2.04% for Class A, Class C, Class I, Class R2, Class R5 and Class R6
Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

168	J.P. Morgan Large Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$27.61	10.70%	$47,209	0.73%	1.69%	0.99%	17%
26.56	(4.07)	49,916	0.73	1.37	0.97	55
36.38	45.65	61,187	0.83	1.37	0.99	72
25.83	(9.96)	49,876	0.83	1.88 (d)	0.95	79
31.42	4.08	72,888	0.82	1.49	1.01	88

26.93	10.14	3,991	1.23	1.19	1.50	17
25.93	(4.54)	7,147	1.23	0.85	1.48	55
35.72	45.02	11,211	1.33	0.91	1.50	72
25.36	(10.46)	11,038	1.33	1.37 (d)	1.46	79
30.90	3.57	19,139	1.32	0.99	1.52	88

27.97	10.95	83,385	0.49	1.93	0.74	17
26.89	(3.84)	94,291	0.49	1.60	0.72	55
36.72	47.54	127,530	0.59	1.62	0.74	72
25.79	(10.69)	113,316	0.59	2.01 (d)	0.68	79
31.62	4.33	698,989	0.58	1.74	0.76	88

27.19	10.29	2,505	1.09	1.33	1.31	17
26.18	(4.41)	2,651	1.09	1.02	1.36	55
35.99	45.36	3,000	1.09	1.08	1.34	72
25.55	(10.24)	2,664	1.09	1.62 (d)	1.30	79
31.12	3.81	4,438	1.08	1.22	1.62	88

28.04	11.02	3,806	0.44	1.98	0.59	17
26.95	(3.79)	3,610	0.44	1.66	0.57	55
36.78	48.74	4,053	0.44	1.91	0.59	72
25.66	(11.16)	4,269	0.44	2.16 (d)	0.55	79
31.73	4.50	48,910	0.43	1.89	0.61	88

28.04	11.13	36,683	0.34	2.09	0.49	17
26.95	(3.70)	38,883	0.34	1.78	0.47	55
36.78	46.60	69,298	0.34	1.82	0.49	72
26.06	(9.68)	74,603	0.34	2.37 (d)	0.44	79
31.74	4.63	133,014	0.33	1.99	0.51	88
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	169

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund
Class A
Year Ended June 30, 2023	$17.48	$0.14	$2.94	$3.08	$(0.14)	$(0.67)	$(0.81)
Year Ended June 30, 2022	21.51	0.08	(1.81)	(1.73)	(0.07)	(2.23)	(2.30)
Year Ended June 30, 2021	16.22	0.09	6.39	6.48	(0.08)	(1.11)	(1.19)
Year Ended June 30, 2020	15.86	0.11	1.82	1.93	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.48	0.12	1.17	1.29	(0.12)	(1.79)	(1.91)
Class C
Year Ended June 30, 2023	16.65	0.05	2.79	2.84	(0.06)	(0.67)	(0.73)
Year Ended June 30, 2022	20.61	(0.03)	(1.69)	(1.72)	(0.01)	(2.23)	(2.24)
Year Ended June 30, 2021	15.60	(0.01)	6.14	6.13	(0.01)	(1.11)	(1.12)
Year Ended June 30, 2020	15.31	0.03	1.75	1.78	(0.03)	(1.46)	(1.49)
Year Ended June 30, 2019	15.99	0.04	1.13	1.17	(0.06)	(1.79)	(1.85)
Class I
Year Ended June 30, 2023	17.56	0.19	2.94	3.13	(0.19)	(0.67)	(0.86)
Year Ended June 30, 2022	21.59	0.13	(1.81)	(1.68)	(0.12)	(2.23)	(2.35)
Year Ended June 30, 2021	16.27	0.13	6.43	6.56	(0.13)	(1.11)	(1.24)
Year Ended June 30, 2020	15.91	0.15	1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.51	0.16	1.18	1.34	(0.15)	(1.79)	(1.94)
Class L
Year Ended June 30, 2023	17.60	0.22	2.94	3.16	(0.21)	(0.67)	(0.88)
Year Ended June 30, 2022	21.63	0.16	(1.81)	(1.65)	(0.15)	(2.23)	(2.38)
Year Ended June 30, 2021	16.30	0.16	6.44	6.60	(0.16)	(1.11)	(1.27)
Year Ended June 30, 2020	15.93	0.17	1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.53	0.18	1.18	1.36	(0.17)	(1.79)	(1.96)
Class R2
Year Ended June 30, 2023	17.25	0.10	2.90	3.00	(0.10)	(0.67)	(0.77)
Year Ended June 30, 2022	21.26	0.02	(1.78)	(1.76)	(0.02)	(2.23)	(2.25)
Year Ended June 30, 2021	16.04	0.04	6.33	6.37	(0.04)	(1.11)	(1.15)
Year Ended June 30, 2020	15.70	0.07	1.80	1.87	(0.07)	(1.46)	(1.53)
Year Ended June 30, 2019	16.34	0.08	1.16	1.24	(0.09)	(1.79)	(1.88)
Class R3
Year Ended June 30, 2023	17.40	0.14	2.92	3.06	(0.14)	(0.67)	(0.81)
Year Ended June 30, 2022	21.42	0.08	(1.80)	(1.72)	(0.07)	(2.23)	(2.30)
Year Ended June 30, 2021	16.15	0.09	6.38	6.47	(0.09)	(1.11)	(1.20)
Year Ended June 30, 2020	15.80	0.11	1.81	1.92	(0.11)	(1.46)	(1.57)
Year Ended June 30, 2019	16.43	0.12	1.16	1.28	(0.12)	(1.79)	(1.91)
Class R4
Year Ended June 30, 2023	17.52	0.19	2.94	3.13	(0.18)	(0.67)	(0.85)
Year Ended June 30, 2022	21.55	0.13	(1.81)	(1.68)	(0.12)	(2.23)	(2.35)
Year Ended June 30, 2021	16.25	0.13	6.41	6.54	(0.13)	(1.11)	(1.24)
Year Ended June 30, 2020	15.89	0.15	1.82	1.97	(0.15)	(1.46)	(1.61)
Year Ended June 30, 2019	16.50	0.17	1.16	1.33	(0.15)	(1.79)	(1.94)
SEE NOTES TO FINANCIAL STATEMENTS.

170	J.P. Morgan Large Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$19.75	18.17%	$1,925,367	0.94%	0.79%	0.98%	47%
17.48	(10.04)	1,577,771	0.94	0.37	0.98	53
21.51	41.18	1,642,046	0.94	0.46	0.98	60
16.22	12.59	1,869,111	0.94	0.70	0.99	84
15.86	9.18	1,556,392	0.94	0.76	0.99	91

18.76	17.54	398,762	1.44	0.29	1.48	47
16.65	(10.44)	351,674	1.44	(0.13)	1.48	53
20.61	40.52	367,940	1.44	(0.05)	1.47	60
15.60	12.01	274,741	1.44	0.19	1.49	84
15.31	8.63	289,675	1.44	0.27	1.49	91

19.83	18.39	3,250,488	0.69	1.03	0.73	47
17.56	(9.78)	1,863,855	0.69	0.63	0.73	53
21.59	41.64	1,731,572	0.69	0.69	0.72	60
16.27	12.82	1,038,998	0.69	0.94	0.73	84
15.91	9.47	1,121,609	0.69	1.03	0.74	91

19.88	18.57	2,149,699	0.54	1.18	0.58	47
17.60	(9.63)	1,578,191	0.54	0.76	0.57	53
21.63	41.81	1,907,620	0.54	0.83	0.58	60
16.30	13.03	1,309,531	0.55	1.08	0.59	84
15.93	9.60	1,552,520	0.55	1.16	0.60	91

19.48	17.89	255,815	1.19	0.54	1.23	47
17.25	(10.28)	219,960	1.19	0.11	1.23	53
21.26	40.92	269,266	1.19	0.20	1.22	60
16.04	12.29	216,689	1.19	0.44	1.23	84
15.70	8.89	244,356	1.19	0.52	1.24	91

19.65	18.14	191,128	0.94	0.79	0.98	47
17.40	(10.04)	157,177	0.94	0.37	0.97	53
21.42	41.30	174,770	0.94	0.44	0.97	60
16.15	12.57	117,991	0.94	0.70	0.98	84
15.80	9.14	111,902	0.94	0.79	0.99	91

19.80	18.48	67,141	0.69	1.04	0.72	47
17.52	(9.80)	55,292	0.69	0.63	0.72	53
21.55	41.58	45,443	0.69	0.69	0.72	60
16.25	12.84	21,651	0.69	0.95	0.73	84
15.89	9.44	22,870	0.69	1.08	0.75	91
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	171

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Equity Fund (continued)
Class R5
Year Ended June 30, 2023	$17.60	$0.22	$2.95	$3.17	$(0.21)	$(0.67)	$(0.88)
Year Ended June 30, 2022	21.64	0.16	(1.82)	(1.66)	(0.15)	(2.23)	(2.38)
Year Ended June 30, 2021	16.31	0.16	6.44	6.60	(0.16)	(1.11)	(1.27)
Year Ended June 30, 2020	15.94	0.17	1.83	2.00	(0.17)	(1.46)	(1.63)
Year Ended June 30, 2019	16.54	0.19	1.17	1.36	(0.17)	(1.79)	(1.96)
Class R6
Year Ended June 30, 2023	17.65	0.24	2.96	3.20	(0.23)	(0.67)	(0.90)
Year Ended June 30, 2022	21.69	0.19	(1.82)	(1.63)	(0.18)	(2.23)	(2.41)
Year Ended June 30, 2021	16.34	0.18	6.46	6.64	(0.18)	(1.11)	(1.29)
Year Ended June 30, 2020	15.97	0.19	1.83	2.02	(0.19)	(1.46)	(1.65)
Year Ended June 30, 2019	16.56	0.20	1.19	1.39	(0.19)	(1.79)	(1.98)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

172	J.P. Morgan Large Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$19.89	18.62%	$1,093,256	0.54%	1.19%	0.57%	47%
17.60	(9.68)	911,961	0.54	0.76	0.57	53
21.64	41.79	1,089,931	0.54	0.84	0.57	60
16.31	13.04	817,671	0.54	1.09	0.58	84
15.94	9.60	842,888	0.54	1.17	0.59	91

19.95	18.75	13,841,409	0.44	1.28	0.47	47
17.65	(9.56)	11,891,028	0.44	0.87	0.47	53
21.69	41.98	12,615,063	0.44	0.95	0.47	60
16.34	13.13	9,272,379	0.44	1.20	0.48	84
15.97	9.74	8,559,285	0.44	1.27	0.49	91
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	173

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. GARP Equity Fund
Class A
Year Ended June 30, 2023	$49.61	$0.09	$12.73	$12.82	$(0.02)	$(1.94)	$(1.96)
Year Ended June 30, 2022	73.40	(0.02)	(8.99)	(9.01)	—	(14.78)	(14.78)
Year Ended June 30, 2021	57.64	(0.01)	21.89	21.88	(0.52)	(5.60)	(6.12)
Year Ended June 30, 2020	56.61	0.63 (d)	7.41	8.04	(0.34)	(6.67)	(7.01)
Year Ended June 30, 2019	59.09	0.45	3.01	3.46	(0.30)	(5.64)	(5.94)
Class C
Year Ended June 30, 2023	47.82	(0.16)	12.21	12.05	—	(1.94)	(1.94)
Year Ended June 30, 2022	71.55	(0.35)	(8.60)	(8.95)	—	(14.78)	(14.78)
Year Ended June 30, 2021	56.26	(0.32)	21.36	21.04	(0.15)	(5.60)	(5.75)
Year Ended June 30, 2020	55.45	0.35 (d)	7.22	7.57	(0.09)	(6.67)	(6.76)
Year Ended June 30, 2019	58.00	0.16	2.97	3.13	(0.04)	(5.64)	(5.68)
Class I
Year Ended June 30, 2023	51.05	0.23	13.10	13.33	(0.15)	(1.94)	(2.09)
Year Ended June 30, 2022	75.08	0.15	(9.28)	(9.13)	(0.12)	(14.78)	(14.90)
Year Ended June 30, 2021	58.80	0.16	22.37	22.53	(0.65)	(5.60)	(6.25)
Year Ended June 30, 2020	57.60	0.79 (d)	7.54	8.33	(0.46)	(6.67)	(7.13)
Year Ended June 30, 2019	60.04	0.60	3.05	3.65	(0.45)	(5.64)	(6.09)
Class R2
Year Ended June 30, 2023	47.65	(0.04)	12.20	12.16	—	(1.94)	(1.94)
Year Ended June 30, 2022	71.18	(0.18)	(8.57)	(8.75)	—	(14.78)	(14.78)
Year Ended June 30, 2021	56.08	(0.17)	21.26	21.09	(0.39)	(5.60)	(5.99)
Year Ended June 30, 2020	55.27	0.48 (d)	7.22	7.70	(0.22)	(6.67)	(6.89)
Year Ended June 30, 2019	57.95	0.30	2.93	3.23	(0.27)	(5.64)	(5.91)
Class R5
Year Ended June 30, 2023	50.02	0.31	12.80	13.11	(0.24)	(1.94)	(2.18)
Year Ended June 30, 2022	73.80	0.24	(9.05)	(8.81)	(0.19)	(14.78)	(14.97)
Year Ended June 30, 2021	57.93	0.26	21.96	22.22	(0.75)	(5.60)	(6.35)
Year Ended June 30, 2020	56.82	0.86 (d)	7.47	8.33	(0.55)	(6.67)	(7.22)
Year Ended June 30, 2019	59.32	0.68	2.99	3.67	(0.53)	(5.64)	(6.17)
Class R6
Year Ended June 30, 2023	50.02	0.36	12.80	13.16	(0.30)	(1.94)	(2.24)
Year Ended June 30, 2022	73.81	0.31	(9.04)	(8.73)	(0.28)	(14.78)	(15.06)
Year Ended June 30, 2021	57.93	0.33	21.96	22.29	(0.81)	(5.60)	(6.41)
Year Ended June 30, 2020	56.81	0.91 (d)	7.49	8.40	(0.61)	(6.67)	(7.28)
Year Ended June 30, 2019	59.32	0.74	2.98	3.72	(0.59)	(5.64)	(6.23)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)
Reflects special dividends paid out during the year by several of the Fund’s holdings. Had the Fund not received the special dividends, the net investment income
(loss) per share would have been $0.27, $(0.01), $0.41, $0.13, $0.49 and $0.55 for Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively, and the net investment income (loss) ratio would have been 0.48%, (0.02)%, 0.73%, 0.23%, 0.88% and 0.99% for Class A, Class C, Class I, Class R2, Class R5 and
Class R6 Shares, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

174	J.P. Morgan Large Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$60.47	26.65%	$115,322	0.84%	0.18%	0.91%	45%
49.61	(17.46)	92,344	0.84	(0.03)	0.91	44
73.40	40.08	119,893	0.84	(0.01)	0.90	64
57.64	15.11	94,017	0.84	1.15 (d)	0.94	96
56.61	7.06	106,993	0.84	0.79	1.12	95

57.93	26.00	11,852	1.34	(0.32)	1.41	45
47.82	(17.87)	19,522	1.34	(0.54)	1.41	44
71.55	39.44	30,159	1.34	(0.50)	1.40	64
56.26	14.50	31,216	1.34	0.65 (d)	1.42	96
55.45	6.51	35,931	1.34	0.29	1.61	95

62.29	26.95	101,495	0.59	0.43	0.66	45
51.05	(17.25)	86,649	0.59	0.21	0.65	44
75.08	40.46	164,959	0.59	0.25	0.65	64
58.80	15.38	141,497	0.59	1.40 (d)	0.67	96
57.60	7.33	163,324	0.59	1.04	0.86	95

57.87	26.33	37,350	1.09	(0.07)	1.22	45
47.65	(17.66)	31,751	1.09	(0.29)	1.20	44
71.18	39.73	45,629	1.09	(0.26)	1.21	64
56.08	14.84	40,305	1.09	0.90 (d)	1.25	96
55.27	6.78	45,086	1.09	0.54	1.49	95

60.95	27.14	120,107	0.44	0.58	0.50	45
50.02	(17.12)	103,007	0.44	0.36	0.50	44
73.80	40.57	166,478	0.44	0.39	0.50	64
57.93	15.63	189,889	0.44	1.55 (d)	0.52	96
56.82	7.48	194,550	0.44	1.19	0.71	95

60.94	27.27	759,948	0.34	0.68	0.40	45
50.02	(17.03)	642,876	0.34	0.47	0.40	44
73.81	40.70	780,470	0.34	0.50	0.40	64
57.93	15.76	617,458	0.34	1.65 (d)	0.42	96
56.81	7.59	602,454	0.34	1.29	0.61	95
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	175

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Year Ended June 30, 2023	$18.03	$(0.01)	$3.71	$3.70	$—	$(4.84)	$(4.84)
Year Ended June 30, 2022	26.84	(0.08)	(1.95)	(2.03)	—	(6.78)	(6.78)
Year Ended June 30, 2021	24.58	(0.10)	9.21	9.11	(0.03)	(6.82)	(6.85)
Year Ended June 30, 2020	27.51	0.04	2.65	2.69	(0.03)	(5.59)	(5.62)
Year Ended June 30, 2019	30.10	0.05	1.53	1.58	(0.05)	(4.12)	(4.17)
Class C
Year Ended June 30, 2023	15.48	(0.07)	3.07	3.00	—	(4.84)	(4.84)
Year Ended June 30, 2022	24.01	(0.17)	(1.58)	(1.75)	—	(6.78)	(6.78)
Year Ended June 30, 2021	22.67	(0.21)	8.37	8.16	—	(6.82)	(6.82)
Year Ended June 30, 2020	25.88	(0.08)	2.46	2.38	—	(5.59)	(5.59)
Year Ended June 30, 2019	28.65	(0.08)	1.43	1.35	—	(4.12)	(4.12)
Class I
Year Ended June 30, 2023	18.68	0.04	3.87	3.91	(0.02)	(4.84)	(4.86)
Year Ended June 30, 2022	27.53	(0.02)	(2.05)	(2.07)	—	(6.78)	(6.78)
Year Ended June 30, 2021	25.04	(0.03)	9.41	9.38	(0.07)	(6.82)	(6.89)
Year Ended June 30, 2020	27.94	0.10	2.69	2.79	(0.10)	(5.59)	(5.69)
Year Ended June 30, 2019	30.51	0.13	1.54	1.67	(0.12)	(4.12)	(4.24)
Class R2
Year Ended June 30, 2023	16.59	(0.07)	3.35	3.28	—	(4.84)	(4.84)
Year Ended June 30, 2022	25.27	(0.15)	(1.75)	(1.90)	—	(6.78)	(6.78)
Year Ended June 30, 2021	23.54	(0.18)	8.74	8.56	(0.01)	(6.82)	(6.83)
Year Ended June 30, 2020	26.62	(0.04)	2.55	2.51	—	(5.59)	(5.59)
Year Ended June 30, 2019	29.31	(0.04)	1.47	1.43	—	(4.12)	(4.12)
Class R5
Year Ended June 30, 2023	18.91	0.04	3.92	3.96	(0.03)	(4.84)	(4.87)
Year Ended June 30, 2022	27.78	—	(2.09)	(2.09)	—	(6.78)	(6.78)
Year Ended June 30, 2021	25.20	(0.02)	9.49	9.47	(0.07)	(6.82)	(6.89)
Year Ended June 30, 2020	28.08	0.11	2.71	2.82	(0.11)	(5.59)	(5.70)
Year Ended June 30, 2019	30.65	0.14	1.55	1.69	(0.14)	(4.12)	(4.26)
Class R6
Year Ended June 30, 2023	18.90	0.05	3.93	3.98	(0.05)	(4.84)	(4.89)
Year Ended June 30, 2022	27.75	0.02	(2.09)	(2.07)	—	(6.78)	(6.78)
Year Ended June 30, 2021	25.18	— (h)	9.47	9.47	(0.08)	(6.82)	(6.90)
Year Ended June 30, 2020	28.07	0.14	2.70	2.84	(0.14)	(5.59)	(5.73)
Year Ended June 30, 2019	30.63	0.17	1.56	1.73	(0.17)	(4.12)	(4.29)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(d)

	June 30, 2023	June 30, 2022	June 30, 2021	June 30, 2020	June 30, 2019
Net expenses (excluding dividend and interest expense for securities sold short)
Class A	1.01%	1.10%	1.10%	1.10%	1.09%
Class C	1.51%	1.60%	1.59%	1.60%	1.60%
Class I	0.76%	0.85%	0.85%	0.85%	0.85%
Class R2	1.42%	1.45%	1.45%	1.45%	1.45%
Class R5	0.77%	0.80%	0.80%	0.80%	0.80%
Class R6	0.67%	0.70%	0.70%	0.70%	0.70%
Expenses without waivers and reimbursements (excluding dividend and interest expense for securities sold short)
Class A	1.26%	1.25%	1.25%	1.26%	1.34%
Class C	1.76%	1.76%	1.74%	1.76%	1.85%
Class I	1.00%	1.00%	0.99%	1.01%	1.09%
Class R2	1.52%	1.51%	1.50%	1.52%	1.63%
Class R5	0.86%	0.85%	0.84%	0.85%	0.94%
Class R6	0.75%	0.75%	0.74%	0.75%	0.85%

(e)	Interest expense on securities sold short is 0.14%.
(f)	Interest expense on securities sold short is 0.62%.
(g)	Interest expense on securities sold short is 0.16%.
(h)	Amount rounds to less than $0.005.
SEE NOTES TO FINANCIAL STATEMENTS.

176	J.P. Morgan Large Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses (including dividend and interest expense for securities sold short)(c)(d)	Net investment income (loss)	Expenses without waivers and reimbursements (including dividend and interest expense for securities sold short)(d)	Portfolio turnover rate (excluding securities sold short)	Portfolio turnover rate (including securities sold short)

$16.89	24.17%	$237,165	1.79%(e)	(0.04)%	2.04%	66%	99%
18.03	(12.89)	240,209	1.85 (f)	(0.33)	2.00	59	91
26.84	42.30	335,206	1.94 (g)	(0.39)	2.09	57	96
24.58	11.66	267,701	1.92	0.19	2.08	85	134
27.51	6.84	678,071	1.91	0.22	2.16	98	148

13.64	23.54	31,189	2.29 (e)	(0.54)	2.54	66	99
15.48	(13.31)	28,297	2.35 (f)	(0.82)	2.51	59	91
24.01	41.55	36,784	2.43 (g)	(0.88)	2.58	57	96
22.67	11.11	59,105	2.42	(0.32)	2.58	85	134
25.88	6.31	108,332	2.42	(0.29)	2.67	98	148

17.73	24.50	837,722	1.54 (e)	0.21	1.78	66	99
18.68	(12.70)	970,509	1.60 (f)	(0.09)	1.75	59	91
27.53	42.65	1,702,566	1.69 (g)	(0.12)	1.83	57	96
25.04	11.93	2,189,079	1.67	0.40	1.83	85	134
27.94	7.11	4,740,691	1.67	0.46	1.91	98	148

15.03	23.65	5,757	2.20 (e)	(0.45)	2.30	66	99
16.59	(13.23)	4,602	2.20 (f)	(0.67)	2.26	59	91
25.27	41.77	5,838	2.29 (g)	(0.74)	2.34	57	96
23.54	11.32	4,560	2.27	(0.13)	2.34	85	134
26.62	6.45	5,304	2.27	(0.14)	2.45	98	148

18.00	24.48	30,667	1.55 (e)	0.20	1.64	66	99
18.91	(12.65)	27,541	1.55 (f)	(0.02)	1.60	59	91
27.78	42.75	34,191	1.64 (g)	(0.08)	1.68	57	96
25.20	11.99	38,447	1.62	0.46	1.67	85	134
28.08	7.14	99,113	1.62	0.51	1.76	98	148

17.99	24.60	285,919	1.45 (e)	0.30	1.53	66	99
18.90	(12.58)	365,912	1.45 (f)	0.07	1.50	59	91
27.75	42.86	536,661	1.54 (g)	0.01	1.58	57	96
25.18	12.10	491,414	1.52	0.58	1.57	85	134
28.07	7.30	787,497	1.52	0.59	1.67	98	148
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	177

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Year Ended June 30, 2023	$28.88	$0.31	$5.41	$5.72	$(0.31)	$(0.45)	$(0.76)
Year Ended June 30, 2022	36.46	0.27	(3.20)	(2.93)	(0.25)	(4.40)	(4.65)
Year Ended June 30, 2021	26.55	0.27	10.81	11.08	(0.34)	(0.83)	(1.17)
Year Ended June 30, 2020	27.38	0.38	1.80	2.18	(0.31)	(2.70)	(3.01)
Year Ended June 30, 2019	28.37	0.34	1.96	2.30	(0.36)	(2.93)	(3.29)
Class I
Year Ended June 30, 2023	29.26	0.39	5.49	5.88	(0.39)	(0.45)	(0.84)
Year Ended June 30, 2022	36.89	0.36	(3.26)	(2.90)	(0.33)	(4.40)	(4.73)
Year Ended June 30, 2021	26.85	0.35	10.94	11.29	(0.42)	(0.83)	(1.25)
Year Ended June 30, 2020	27.65	0.45	1.83	2.28	(0.38)	(2.70)	(3.08)
Year Ended June 30, 2019	28.61	0.41	1.98	2.39	(0.42)	(2.93)	(3.35)
Class R6
Year Ended June 30, 2023	29.21	0.42	5.48	5.90	(0.42)	(0.45)	(0.87)
Year Ended June 30, 2022	36.84	0.40	(3.26)	(2.86)	(0.37)	(4.40)	(4.77)
Year Ended June 30, 2021	26.81	0.38	10.93	11.31	(0.45)	(0.83)	(1.28)
Year Ended June 30, 2020	27.62	0.48	1.81	2.29	(0.40)	(2.70)	(3.10)
Year Ended June 30, 2019	28.57	0.44	1.98	2.42	(0.44)	(2.93)	(3.37)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

178	J.P. Morgan Large Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$33.84	20.18%	$174,430	0.60%	1.02%	0.84%	32%
28.88	(10.33)	145,624	0.60	0.77	0.84	30
36.46	42.55	180,296	0.60	0.85	0.84	35
26.55	9.08	183,005	0.60	1.45	0.85	59
27.38	9.39	207,809	0.60	1.24	0.85	42

34.30	20.48	711,186	0.35	1.27	0.58	32
29.26	(10.13)	611,102	0.35	1.02	0.59	30
36.89	42.92	686,545	0.35	1.09	0.58	35
26.85	9.38	204,193	0.35	1.70	0.59	59
27.65	9.65	232,077	0.35	1.50	0.59	42

34.24	20.61	6,675,403	0.25	1.37	0.33	32
29.21	(10.05)	5,994,312	0.25	1.15	0.34	30
36.84	43.09	4,185,201	0.25	1.19	0.33	35
26.81	9.47	3,585,672	0.25	1.79	0.34	59
27.62	9.78	4,953,109	0.25	1.60	0.34	42
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	179

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Sustainable Leaders Fund
Class A
Year Ended June 30, 2023	$48.80	$0.41	$8.30	$8.71	$(0.49)	$—	$(0.49)
Year Ended June 30, 2022	59.20	0.39	(8.35)	(7.96)	(0.23)	(2.21)	(2.44)
Year Ended June 30, 2021	42.76	0.42	16.81	17.23	(0.30)	(0.49)	(0.79)
Year Ended June 30, 2020	41.85	0.47	3.52	3.99	(0.43)	(2.65)	(3.08)
Year Ended June 30, 2019	41.28	0.50	3.21	3.71	(0.41)	(2.73)	(3.14)
Class C
Year Ended June 30, 2023	47.61	0.15	8.10	8.25	(0.19)	—	(0.19)
Year Ended June 30, 2022	57.87	0.09	(8.14)	(8.05)	—	(2.21)	(2.21)
Year Ended June 30, 2021	41.80	0.16	16.43	16.59	(0.03)	(0.49)	(0.52)
Year Ended June 30, 2020	40.98	0.25	3.44	3.69	(0.22)	(2.65)	(2.87)
Year Ended June 30, 2019	40.44	0.29	3.16	3.45	(0.18)	(2.73)	(2.91)
Class I
Year Ended June 30, 2023	49.27	0.54	8.38	8.92	(0.61)	—	(0.61)
Year Ended June 30, 2022	59.71	0.54	(8.43)	(7.89)	(0.34)	(2.21)	(2.55)
Year Ended June 30, 2021	43.11	0.55	16.95	17.50	(0.41)	(0.49)	(0.90)
Year Ended June 30, 2020	42.15	0.57	3.56	4.13	(0.52)	(2.65)	(3.17)
Year Ended June 30, 2019	41.56	0.60	3.23	3.83	(0.51)	(2.73)	(3.24)
Class R6
Year Ended June 30, 2023	49.27	0.57	8.37	8.94	(0.64)	—	(0.64)
Year Ended June 30, 2022	59.69	0.57	(8.42)	(7.85)	(0.36)	(2.21)	(2.57)
September 30, 2020 (f) through June 30, 2021	46.79	0.43	13.40	13.83	(0.44)	(0.49)	(0.93)

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Not annualized for periods less than one year.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(f)	Commencement of offering of class of shares.
SEE NOTES TO FINANCIAL STATEMENTS.

180	J.P. Morgan Large Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(c)(d)	Net assets, end of period (000's)	Net expenses(e)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate(c)

$57.02	18.00%	$44,882	0.64%	0.79%	1.00%	39%
48.80	(14.36)	37,387	0.64	0.67	1.03	39
59.20	40.64	24,169	0.64	0.80	1.23	44
42.76	9.57	11,178	0.82	1.12	1.53	99
41.85	9.90	10,828	0.83	1.22	1.73	97

55.67	17.38	4,317	1.14	0.29	1.50	39
47.61	(14.77)	4,668	1.14	0.16	1.55	39
57.87	39.94	3,794	1.13	0.32	1.72	44
41.80	9.03	2,735	1.32	0.62	2.07	99
40.98	9.34	2,949	1.33	0.73	2.22	97

57.58	18.29	74,249	0.39	1.03	0.74	39
49.27	(14.15)	98,142	0.39	0.92	0.77	39
59.71	40.99	62,431	0.39	1.06	0.96	44
43.11	9.86	26,787	0.57	1.37	1.25	99
42.15	10.18	16,908	0.58	1.46	1.45	97

57.57	18.35	52,553	0.34	1.09	0.49	39
49.27	(14.09)	45,209	0.34	0.97	0.52	39
59.69	29.93	25,156	0.34	1.05	0.70	44
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	181

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan U.S. Value Fund
Class A
Year Ended June 30, 2023	$60.21	$0.90	$6.53	$7.43	$(0.90)	$(0.16)	$(1.06)
Year Ended June 30, 2022	64.61	0.74	(3.22)	(2.48)	(0.71)	(1.21)	(1.92)
Year Ended June 30, 2021	45.62	0.64	19.59	20.23	(0.60)	(0.64)	(1.24)
Year Ended June 30, 2020	49.84	0.79	(3.18)	(2.39)	(0.76)	(1.07)	(1.83)
Year Ended June 30, 2019	49.77	0.85	2.21	3.06	(0.85)	(2.14)	(2.99)
Class C
Year Ended June 30, 2023	53.16	0.51	5.76	6.27	(0.66)	(0.16)	(0.82)
Year Ended June 30, 2022	57.32	0.38	(2.84)	(2.46)	(0.49)	(1.21)	(1.70)
Year Ended June 30, 2021	40.63	0.32	17.40	17.72	(0.39)	(0.64)	(1.03)
Year Ended June 30, 2020	44.59	0.48	(2.81)	(2.33)	(0.56)	(1.07)	(1.63)
Year Ended June 30, 2019	44.91	0.53	1.98	2.51	(0.69)	(2.14)	(2.83)
Class I
Year Ended June 30, 2023	64.02	1.13	6.94	8.07	(1.04)	(0.16)	(1.20)
Year Ended June 30, 2022	68.55	0.97	(3.43)	(2.46)	(0.86)	(1.21)	(2.07)
Year Ended June 30, 2021	48.34	0.83	20.76	21.59	(0.74)	(0.64)	(1.38)
Year Ended June 30, 2020	52.69	0.96	(3.36)	(2.40)	(0.88)	(1.07)	(1.95)
Year Ended June 30, 2019	52.41	1.00	2.36	3.36	(0.94)	(2.14)	(3.08)
Class R2
Year Ended June 30, 2023	60.30	0.74	6.53	7.27	(0.73)	(0.16)	(0.89)
Year Ended June 30, 2022	64.73	0.59	(3.24)	(2.65)	(0.57)	(1.21)	(1.78)
Year Ended June 30, 2021	45.72	0.50	19.63	20.13	(0.48)	(0.64)	(1.12)
Year Ended June 30, 2020	50.01	0.69	(3.19)	(2.50)	(0.72)	(1.07)	(1.79)
Year Ended June 30, 2019	49.98	0.63	2.31	2.94	(0.77)	(2.14)	(2.91)
Class R3
Year Ended June 30, 2023	63.83	0.93	6.95	7.88	(0.86)	(0.16)	(1.02)
Year Ended June 30, 2022	68.41	0.80	(3.44)	(2.64)	(0.73)	(1.21)	(1.94)
Year Ended June 30, 2021	48.25	0.68	20.73	21.41	(0.61)	(0.64)	(1.25)
Year Ended June 30, 2020	52.66	0.75	(3.29)	(2.54)	(0.80)	(1.07)	(1.87)
Year Ended June 30, 2019	52.41	0.89	2.33	3.22	(0.83)	(2.14)	(2.97)
Class R4
Year Ended June 30, 2023	64.04	1.22	6.85	8.07	(1.08)	(0.16)	(1.24)
Year Ended June 30, 2022	68.60	0.94	(3.41)	(2.47)	(0.88)	(1.21)	(2.09)
Year Ended June 30, 2021	48.31	0.79	20.81	21.60	(0.67)	(0.64)	(1.31)
Year Ended June 30, 2020	52.69	1.04	(3.46)	(2.42)	(0.89)	(1.07)	(1.96)
Year Ended June 30, 2019	52.41	1.02	2.34	3.36	(0.94)	(2.14)	(3.08)
Class R5
Year Ended June 30, 2023	64.52	1.25	6.98	8.23	(1.14)	(0.16)	(1.30)
Year Ended June 30, 2022	69.09	1.12	(3.51)	(2.39)	(0.97)	(1.21)	(2.18)
Year Ended June 30, 2021	48.69	0.93	20.93	21.86	(0.82)	(0.64)	(1.46)
Year Ended June 30, 2020	53.06	1.04	(3.39)	(2.35)	(0.95)	(1.07)	(2.02)
Year Ended June 30, 2019	52.74	1.09	2.38	3.47	(1.01)	(2.14)	(3.15)
Class R6
Year Ended June 30, 2023	64.55	1.33	6.98	8.31	(1.21)	(0.16)	(1.37)
Year Ended June 30, 2022	69.10	1.16	(3.47)	(2.31)	(1.03)	(1.21)	(2.24)
Year Ended June 30, 2021	48.70	1.02	20.89	21.91	(0.87)	(0.64)	(1.51)
Year Ended June 30, 2020	53.08	1.11	(3.42)	(2.31)	(1.00)	(1.07)	(2.07)
Year Ended June 30, 2019	52.75	1.16	2.36	3.52	(1.05)	(2.14)	(3.19)

(a)	Calculated based upon average shares outstanding.
(b)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(c)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
SEE NOTES TO FINANCIAL STATEMENTS.

182	J.P. Morgan Large Cap Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(b)	Net assets, end of period (000's)	Net expenses(c)	Net investment income (loss)	Expenses without waivers and reimbursements	Portfolio turnover rate

$66.58	12.43%	$1,045,975	0.94%	1.40%	1.01%	12%
60.21	(4.04)	723,238	0.94	1.13	1.03	22
64.61	44.88	522,230	0.93	1.17	1.03	14
45.62	(5.11)	497,399	0.94	1.61	1.06	22
49.84	6.68	490,597	0.93	1.73	1.06	26

58.61	11.86	107,219	1.44	0.90	1.50	12
53.16	(4.52)	71,714	1.44	0.66	1.52	22
57.32	44.13	37,539	1.43	0.66	1.51	14
40.63	(5.57)	26,487	1.44	1.11	1.53	22
44.59	6.15	26,032	1.43	1.21	1.54	26

70.89	12.71	2,205,435	0.69	1.66	0.75	12
64.02	(3.80)	1,440,632	0.69	1.40	0.76	22
68.55	45.22	868,339	0.69	1.35	0.75	14
48.34	(4.85)	135,234	0.69	1.88	0.78	22
52.69	6.94	94,500	0.68	1.93	0.79	26

66.68	12.14	5,380	1.19	1.15	1.25	12
60.30	(4.29)	3,563	1.19	0.89	1.26	22
64.73	44.51	2,005	1.18	0.90	1.25	14
45.72	(5.34)	1,126	1.19	1.46	1.98	22
50.01	6.41	108	1.18	1.30	2.77	26

70.69	12.43	8,122	0.94	1.36	1.00	12
63.83	(4.06)	8,698	0.94	1.14	1.01	22
68.41	44.89	1,402	0.94	1.15	1.01	14
48.25	(5.10)	398	0.94	1.50	1.03	22
52.66	6.66	24	0.93	1.73	1.84	26

70.87	12.71	4,583	0.69	1.77	0.76	12
64.04	(3.81)	253	0.69	1.34	0.78	22
68.60	45.26	106	0.68	1.46	0.76	14
48.31	(4.88)	1,159	0.69	2.15	0.77	22
52.69	6.94	24	0.68	1.98	1.60	26

71.45	12.88	8,761	0.54	1.82	0.60	12
64.52	(3.67)	4,409	0.54	1.60	0.61	22
69.09	45.47	178	0.54	1.56	0.61	14
48.69	(4.72)	83	0.54	2.02	5.20	22
53.06	7.10	74	0.53	2.10	1.01	26

71.49	13.00	1,319,430	0.44	1.92	0.50	12
64.55	(3.56)	561,821	0.44	1.66	0.51	22
69.10	45.60	275,186	0.44	1.74	0.50	14
48.70	(4.64)	64,968	0.44	2.14	0.53	22
53.08	7.21	41,144	0.43	2.22	0.53	26
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Large Cap Funds	183

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023
(Dollar values in thousands)
1. Organization
JPMorgan Trust I (“JPM I”), JPMorgan Trust II (“JPM II”) and JPMorgan Trust IV (“JPM IV”) (collectively, the “Trusts”) were formed on November 12, 2004 for JPM I and JPM II and November 11, 2015 for JPM IV, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and November 11, 2015, respectively, and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.
The following are 15 separate funds of the Trusts (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Trust	Diversification Classification
JPMorgan Equity Income Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Equity Index Fund	Class A, Class C, Class I and Class R6	JPM II	Diversified
JPMorgan Equity Premium Income Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Hedged Equity Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM I	Diversified
JPMorgan Hedged Equity 2 Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Hedged Equity 3 Fund	Class A, Class C, Class I, Class R5 and Class R6	JPM IV	Diversified
JPMorgan Large Cap Growth Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan Large Cap Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM II	Diversified
JPMorgan U.S. Applied Data Science Value Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Equity Fund	Class A, Class C, Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. GARP Equity Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Large Cap Core Plus Fund	Class A, Class C, Class I, Class R2, Class R5 and Class R6	JPM I	Diversified
JPMorgan U.S. Research Enhanced Equity Fund	Class A, Class I and Class R6	JPM I	Diversified
JPMorgan U.S. Sustainable Leaders Fund	Class A, Class C, Class I and Class R6	JPM I	Diversified
JPMorgan U.S. Value Fund	Class A, Class C, Class I, Class R2, Class R3, Class R4, Class R5 and Class R6	JPM I	Diversified
The investment objective of JPMorgan Equity Income Fund (“Equity Income Fund”) is to seek capital appreciation and current income.
The investment objective of JPMorgan Equity Index Fund ("Equity Index Fund") is to seek investment results that correspond to the aggregate price and dividend performance of securities in the Standard & Poor's 500 Composite Stock Price Index.
The investment objective of JPMorgan Equity Premium Income Fund (“Equity Premium Income Fund”) is to seek current income while maintaining prospects for capital appreciation.
The investment objective of JPMorgan Hedged Equity Fund (“Hedged Equity Fund”), JPMorgan Hedged Equity 2 Fund (“Hedged Equity 2 Fund”) and JPMorgan Hedged Equity 3 Fund (“Hedged Equity 3 Fund”) is to seek to provide capital appreciation.
The investment objective of JPMorgan Large Cap Growth Fund ("Large Cap Growth Fund") is to seek long-term capital appreciation.
The investment objective of JPMorgan Large Cap Value Fund (“Large Cap Value Fund”) is to seek capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.
The investment objective of JPMorgan U.S. Applied Data Science Value Fund (“U.S. Applied Data Science Value Fund”) and JPMorgan U.S. Sustainable Leaders Fund (“U.S. Sustainable Leaders Fund”) is to seek to provide long-term capital appreciation.
The investment objective of JPMorgan U.S. Equity Fund (“U.S. Equity Fund”) and JPMorgan U.S. Large Cap Core Plus Fund ("U.S. Large Cap Core Plus Fund") is to seek to provide high total return from a portfolio of selected equity securities.
The investment objective of JPMorgan U.S. GARP Equity Fund (“U.S. GARP Equity Fund”) is to seek to provide long-term capital growth.
The investment objective of JPMorgan U.S. Research Enhanced Equity Fund (“U.S. Research Enhanced Equity Fund”) is to seek to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index.
The investment objective of JPMorgan U.S. Value Fund (“U.S. Value Fund”) is to seek to provide capital growth over the long-term and to earn income from dividends.

184	J.P. Morgan Large Cap Funds	June 30, 2023

Class L Shares of U.S. Equity Fund and Class A Shares of U.S. Research Enhanced Equity Fund are publicly offered on a limited basis. Investors are not eligible to purchase Class L Shares of the Funds unless they meet certain requirements as described in the Funds’ prospectus.
Prior to February 17, 2023, all share classes of Hedged Equity Fund were publicly offered on a limited basis. Investors were not eligible to purchase shares of Hedged Equity Fund unless they met certain requirements as described in the Fund's prospectuses.
JPMorgan Equity Income Fund is offered on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in the Fund’s prospectuses.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I, Class L, Class R2, Class R3, Class R4, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Boards of Trustees of the Trusts (the "Boards"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Boards.
Under Section 2(a)(41) of the 1940 Act, the Boards are required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Boards may designate the performance of these fair valuation determinations to a valuation designee. The Boards have designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Boards subject to appropriate oversight by the Boards. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Boards.
A market-based approach is primarily used to value the Funds' investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”) or may be internally fair valued using methods set forth by the valuation policies approved by the Boards. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

June 30, 2023	J.P. Morgan Large Cap Funds	185

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Funds are calculated on a valuation date.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.
Futures contracts and options are generally valued on the basis of available market quotations.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Equity Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$48,004,472	$—	$—	$48,004,472

(a)	Please refer to the SOI for specifics of portfolio holdings.

Equity Index Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$7,989,078	$—	$—	$7,989,078
Rights	—	—	10	10
Short-Term Investments
Investment Companies	27,916	—	—	27,916
Investment of Cash Collateral from Securities Loaned	124,688	—	—	124,688
Total Short-Term Investments	152,604	—	—	152,604
Total Investments in Securities	$8,141,682	$—	$10	$8,141,692
Appreciation in Other Financial Instruments
Futures Contracts	$1,015	$—	$—	$1,015

Equity Premium Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks	$4,996,577	$—	$—	$4,996,577
Equity Linked Notes	—	773,373	—	773,373
Short-Term Investments
Investment Companies	113,862	—	—	113,862

186	J.P. Morgan Large Cap Funds	June 30, 2023

Equity Premium Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investment of Cash Collateral from Securities Loaned	$69,783	$—	$—	$69,783
Total Short-Term Investments	183,645	—	—	183,645
Total Investments in Securities	$5,180,222	$773,373	$—	$5,953,595
Appreciation in Other Financial Instruments
Futures Contracts	$530	$—	$—	$530

Hedged Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$15,798,402	$—	$—	$15,798,402
Appreciation in Other Financial Instruments
Futures Contracts (a)	$7,397	$—	$—	$7,397
Depreciation in Other Financial Instruments
Options Written (a)
Call Options Written	(120,755)	—	—	(120,755)
Put Options Written	(28,675)	—	—	(28,675)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(142,033)	$—	$—	$(142,033)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Hedged Equity 2 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,755,301	$—	$—	$4,755,301
Appreciation in Other Financial Instruments
Futures Contracts (a)	$1,606	$—	$—	$1,606
Depreciation in Other Financial Instruments
Options Written (a)
Call Options Written	(130,537)	—	—	(130,537)
Put Options Written	(802)	—	—	(802)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(129,733)	$—	$—	$(129,733)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Hedged Equity 3 Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$2,441,056	$—	$—	$2,441,056
Appreciation in Other Financial Instruments
Futures Contracts (a)	$759	$—	$—	$759

June 30, 2023	J.P. Morgan Large Cap Funds	187

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
Hedged Equity 3 Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Depreciation in Other Financial Instruments
Options Written (a)
Call Options Written	$(78,032)	$—	$—	$(78,032)
Put Options Written	(1,492)	—	—	(1,492)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$(78,765)	$—	$—	$(78,765)

(a)	Please refer to the SOI for specifics of portfolio holdings.

Large Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$60,248,881	$—	$—	$60,248,881

(a)	Please refer to the SOI for specifics of portfolio holdings.

Large Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$3,504,814	$—	$—	$3,504,814

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Applied Data Science Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$176,149	$—	$—	$176,149
Appreciation in Other Financial Instruments
Futures Contracts (a)	$76	$—	$—	$76

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$23,448,235	$—	$—	$23,448,235

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. GARP Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,145,041	$—	$—	$1,145,041

188	J.P. Morgan Large Cap Funds	June 30, 2023

U.S. GARP Equity Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Futures Contracts (a)	$361	$—	$—	$361

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Large Cap Core Plus Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,757,704	$—	$—	$1,757,704
Total Liabilities in Securities Sold Short (a)	$(325,250)	$—	$—	$(325,250)
Appreciation in Other Financial Instruments
Futures Contracts (a)	$166	$—	$—	$166

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Research Enhanced Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$7,561,994	$—	$—	$7,561,994
Appreciation in Other Financial Instruments
Futures Contracts (a)	$2,338	$—	$—	$2,338

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Sustainable Leaders Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$176,043	$—	$—	$176,043
Appreciation in Other Financial Instruments
Futures Contracts (a)	$39	$—	$—	$39

(a)	Please refer to the SOI for specifics of portfolio holdings.

U.S. Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,804,709	$—	$—	$4,804,709

(a)	Please refer to the SOI for specifics of portfolio holdings.

June 30, 2023	J.P. Morgan Large Cap Funds	189

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
B. Restricted Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the NAVs of the Funds.
As of June 30, 2023, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.
C. Securities Lending — The Funds are authorized to engage in securities lending in order to generate additional income. The Funds are able to lend to approved borrowers. Citibank N.A. (“Citibank”) serves as lending agent for the Funds, pursuant to a Securities Lending Agency Agreement (the “Securities Lending Agency Agreement”). Securities loaned are collateralized by cash equal to at least 100% of the market value plus accrued interest on the securities lent, which is invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund, the Class IM Shares of the JPMorgan Prime Money Market Fund, and the Agency SL Class Shares of the JPMorgan Securities Lending Money Market Fund. The Funds retain the interest earned on cash collateral investments but are required to pay the borrower a rebate for the use of the cash collateral. In cases where the lent security is of high value to borrowers, there may be a negative rebate (i.e., a net payment from the borrower to the Funds). Upon termination of a loan, the Funds are required to return to the borrower an amount equal to the cash collateral, plus any rebate owed to the borrowers. The remaining maturities of the securities lending transactions are considered overnight and continuous. Loans are subject to termination by the Funds or the borrower at any time.
The net income earned on the securities lending (after payment of rebates and Citibank’s fee) is included on the Statements of Operations as Income from securities lending (net). The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.
Under the Securities Lending Agency Agreement, Citibank marks to market the loaned securities on a daily basis. In the event the cash received from the borrower is less than 102% of the value of the loaned securities (105% for loans of non-U.S. securities), Citibank requests additional cash from the borrower so as to maintain a collateralization level of at least 102% of the value of the loaned securities plus accrued interest (105% for loans of non-U.S. securities), subject to certain de minimis amounts.
The value of securities out on loan is recorded as an asset on the Statements of Assets and Liabilities. The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of collateral investments are disclosed on the SOIs.
The Funds bear the risk of loss associated with the collateral investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the collateral investments declines below the amount owed to a borrower, the Funds may incur losses that exceed the amount they earned on lending the security. Upon termination of a loan, the Funds may use leverage (borrow money) to repay the borrower for cash collateral posted if the Adviser does not believe that it is prudent to sell the collateral investments to fund the payment of this liability. Securities lending activity is subject to master netting arrangements.
The following table presents for each lending Fund, the value of the securities on loan with Citibank, net of amounts available for offset under the master netting arrangements and any related collateral received or posted by the Funds as of June 30, 2023.
	Investment Securities on Loan, at value, Presented on the Statements of Assets and Liabilities	Cash Collateral Posted by Borrower*	Net Amount Due to Counterparty (not less than zero)
Equity Index Fund	$123,854	$(123,854)	$—
Equity Premium Income Fund	69,297	(69,297)	—
Large Cap Value Fund	11,139	(10,831)**	308
U.S. Equity Fund	43,674	(43,674)	—

*	Collateral posted reflects the value of securities on loan and does not include any additional amounts received from the borrower.
**	Subsequent to June 30, 2023, additional collateral was received.
Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, Citibank has agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

190	J.P. Morgan Large Cap Funds	June 30, 2023

JPMIM voluntarily waived investment advisory fees charged to the Funds to reduce the impact of the cash collateral investment in the JPMorgan U.S. Government Money Market Fund from 0.13% to 0.06%. For the year ended June 30, 2023, JPMIM waived fees associated with the Funds' investment in the JPMorgan U.S. Government Money Market Fund as follows:
Equity Income Fund	$1
Equity Index Fund	9
Equity Premium Income Fund	1
Large Cap Growth Fund	5
Large Cap Value Fund	1
U.S. Applied Data Science Value Fund	— (a)
U.S. Equity Fund	3
U.S. GARP Equity Fund	— (a)
U.S. Sustainable Leaders Fund	— (a)

(a)	Amount rounds to less than one thousand.
The above waiver is included in the determination of earnings on cash collateral investment and in the calculation of Citibank’s compensation and is included on the Statements of Operations as Income from securities lending (net).
Equity Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, Large Cap Growth Fund, U.S. Applied Data Science Value Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund. U.S. Sustainable Leaders Fund and U.S. Value Fund did not have any securities out on loan at June 30, 2023. Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Value Fund did not lend out any securities during the year ended June 30, 2023.
D. Investment Transactions with Affiliates — The Funds invested in Underlying Funds advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ distributions may be reinvested into such Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Equity Income Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$667,513	$3,633,973	$3,350,057	$(79)	$32	$951,382	951,191	$49,010	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	—	192,000	192,011	11 *	—	—	—	476 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	—	138,125	138,125	—	—	—	—	86 *	—
Total	$667,513	$3,964,098	$3,680,193	$(68)	$32	$951,382		$49,572	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Equity Index Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Chase & Co. (a)	$74,662	$11,475	$15,772	$(1,021)	$22,025	$91,369	628	$2,575	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (b) (c)	4,403	898,000	791,501	45 *	(5)	110,942	110,931	3,442 *	—

June 30, 2023	J.P. Morgan Large Cap Funds	191

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
Equity Index Fund (continued)
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (b) (c)	$1,597	$529,259	$517,110	$—	$—	$13,746	13,746	$473 *	$—
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.97% (b) (c)	45,597	1,332,108	1,349,789	—	—	27,916	27,916	1,053	—
Total	$126,259	$2,770,842	$2,674,172	$(976)	$22,020	$243,973		$7,543	$—

(a)	Investment in affiliate. This security is included in an index in which the Fund, as an index fund, tracks.
(b)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(c)	The rate shown is the current yield as of June 30, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Equity Premium Income Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$80,017	$4,839,150	$4,805,318	$15	$(2)	$113,862	113,839	$2,767	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	—	164,000	103,004	(2)*	—	60,994	60,988	497 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	—	111,739	102,950	—	—	8,789	8,789	86 *	—
Total	$80,017	$5,114,889	$5,011,272	$13	$(2)	$183,645		$3,350	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Hedged Equity Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 4.97% (a) (b)	$—	$2,747,934	$2,562,775	$—	$—	$185,159	185,159	$6,252	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.

192	J.P. Morgan Large Cap Funds	June 30, 2023

Hedged Equity 2 Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	$212,012	$1,649,051	$1,773,413	$—	$—	$87,650	87,650	$2,466	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.

Hedged Equity 3 Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	$60,717	$1,312,705	$1,350,944	$—	$—	$22,478	22,478	$1,294	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.

Large Cap Growth Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$1,876,889	$21,426,569	$21,323,641	$662	$57	$1,980,536	1,980,140	$80,260	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	3,888	586,900	590,784	(4)*	—	—	—	965 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	2,551	451,900	454,451	—	—	—	—	285 *	—
Total	$1,883,328	$22,465,369	$22,368,876	$658	$57	$1,980,536		$81,510	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

Large Cap Value Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$130,474	$2,350,457	$2,391,319	$22	$(8)	$89,626	89,608	$4,009	$—

June 30, 2023	J.P. Morgan Large Cap Funds	193

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
Large Cap Value Fund (continued)
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	$—	$259,000	$250,000	$(3)*	$—	$8,997	8,996	$478 *	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	—	102,764	100,930	—	—	1,834	1,834	87 *	—
Total	$130,474	$2,712,221	$2,742,249	$19	$(8)	$100,457		$4,574	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Applied Data Science Value Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$2,967	$46,614	$46,629	$(1)	$— (c)	$2,951	2,950	$116	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	—	3	3	— (c)*	— (c)	—	—	— (c)*	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	—	66	66	—	—	—	—	— (c) *	—
Total	$2,967	$46,683	$46,698	$(1)	$— (c)	$2,951		$116	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Equity Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$594,276	$6,401,907	$6,772,242	$79	$(24)	$223,996	223,951	$9,130	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	—	471,000	433,025	16 *	— (c)	37,991	37,988	1,549 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	9	314,637	308,765	—	—	5,881	5,881	229 *	—
Total	$594,285	$7,187,544	$7,514,032	$95	$(24)	$267,868		$10,908	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
(c)	Amount rounds to less than one thousand.

194	J.P. Morgan Large Cap Funds	June 30, 2023

*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. GARP Equity Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$38,483	$145,220	$170,839	$2	$(1)	$12,865	12,862	$759	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	638	6,028	6,666	—	—	—	—	3 *	—
Total	$39,121	$151,248	$177,505	$2	$(1)	$12,865		$762	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Large Cap Core Plus Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$6,679	$681,548	$657,585	$17	$— (c)	$30,659	30,653	$984	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
(c)	Amount rounds to less than one thousand.

U.S. Research Enhanced Equity Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$117,994	$1,560,439	$1,596,338	$(33)	$(4)	$82,058	82,042	$3,769	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.

June 30, 2023	J.P. Morgan Large Cap Funds	195

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
U.S. Sustainable Leaders Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$2,533	$41,976	$43,017	$1	$— (c)	$1,493	1,493	$87	$—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	198	379	577	—	—	—	—	1 *	—
Total	$2,731	$42,355	$43,594	$1	$— (c)	$1,493		$88	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).

U.S. Value Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Prime Money Market Fund Class IM Shares, 5.23% (a) (b)	$76,411	$1,666,943	$1,569,713	$(8)	$— (c)	$173,633	173,598	$4,890	$—
JPMorgan Securities Lending Money Market Fund Agency SL Class Shares, 5.29% (a) (b)	—	74,000	74,000	— (c)*	—	—	—	72 *	—
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	—	51,990	51,990	—	—	—	—	16 *	—
Total	$76,411	$1,792,933	$1,695,703	$(8)	$— (c)	$173,633		$4,978	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
(c)	Amount rounds to less than one thousand.
*	Amount is included on the Statements of Operations as Income from securities lending (net) (after payments of rebates and Citibank’s fee).
E. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.
The Funds do not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments in non-affiliates on the Statements of Operations.
Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund's books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the Statements of Operations. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the Statements of Operations.

196	J.P. Morgan Large Cap Funds	June 30, 2023

F. Options— Hedged Equity Fund, Hedged Equity 2 Fund and Hedged Equity 3 Fund purchased and sold (“wrote”) put and call options on various instruments including options on indices to manage and hedge interest rate risks within their portfolios and also to gain long or short exposure to the underlying instrument, index, currency or rate. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller.
Options Purchased— Premiums paid by the Funds for options purchased are included on the Statements of Assets and Liabilities as Options purchased. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation on options purchased on the Statements of Operations. If the option is allowed to expire, the Funds will lose the entire premium they paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.
Options Written— Premiums received by the Funds for options written are included on the Statements of Assets and Liabilities as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change in market value is recorded as Change in net unrealized appreciation/depreciation on options written on the Statements of Operations. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Funds record a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Funds is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.
The Funds pledge collateral to the counterparty in the form of securities for options written. Securities designated as collateral are denoted on the SOIs.
Written uncovered call options subject the Funds to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Funds to risk of loss if the value of the security declines below the exercise price minus the put premium.
The Funds are not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.
The Funds’ exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
G. Futures Contracts — Equity Index Fund, Equity Premium Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, U.S. Applied Data Science Value Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund and U.S. Sustainable Leaders Fund used index futures contracts to gain or reduce exposure to the stock market, or maintain liquidity or minimize transaction costs. The Funds also purchased futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on futures contracts on the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the SOIs, while cash deposited, which is considered restricted, is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.
The use of futures contracts exposes the Funds to equity price risk. The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds' credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Funds' futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

June 30, 2023	J.P. Morgan Large Cap Funds	197

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
H. Summary of Derivatives Information
Derivatives Volume
The table below discloses the volume of the Funds' options and futures contracts activity during the year ended June 30, 2023. Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity (amounts in thousands, except number of contracts):
	Equity Index Fund	Equity Premium Income Fund
Futures Contracts:
Average Notional Balance Long	$40,398	$26,916
Average Notional Balance Short	—	(18,450)
Ending Notional Balance Long	34,546	25,797

	Hedged Equity Fund	Hedged Equity 2 Fund	Hedged Equity 3 Fund
Futures Contracts:
Average Notional Balance Long	$225,309	$80,437	$43,602
Ending Notional Balance Long	397,504	93,768	24,003
Exchange-Traded Options:
Average Number of Contracts Purchased	39,063	12,392	6,493
Average Number of Contracts Written	(78,126)	(24,781)	(12,991)
Ending Number of Contracts Purchased	35,621	10,691	5,474
Ending Number of Contracts Written	(71,242)	(21,382)	(10,948)

	U.S. Applied Data Science Value Fund	U.S. Equity Fund	U.S. GARP Equity Fund
Futures Contracts:
Average Notional Balance Long	$3,371	$59,368	$21,982
Ending Notional Balance Long	4,038	—	11,216

	U.S. Large Cap Core Plus Fund	U.S. Research Enhanced Equity Fund	U.S. Sustainable Leaders Fund
Futures Contracts:
Average Notional Balance Long	$11,973	$95,708	$2,581
Ending Notional Balance Long	6,730	72,681	1,392
The Funds' derivatives contracts held at June 30, 2023 are not accounted for as hedging instruments under GAAP.
I. Equity-Linked Notes — Equity Premium Income Fund invested in Equity-Linked Notes (“ELNs”). These are hybrid instruments which combine both debt and equity characteristics into a single note form. ELNs' values are linked to the performance of an underlying index. ELNs are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. ELNs are valued daily, under procedures adopted by the Board, based on values provided by an approved pricing source. These notes have a coupon which is accrued and recorded as interest income on the Statements of Operations. Changes in the market value of ELNs are recorded as Change in net unrealized appreciation or depreciation on the Statements of Operations. The Fund realizes a gain or loss when an ELN is sold or matures, which is recorded as Net realized gain (loss) on transactions from investments in non-affiliates on the Statements of Operations.
As of June 30, 2023, Equity Premium Income Fund had outstanding ELNs as listed on the SOIs.
J. Short Sales — U.S. Large Cap Core Plus Fund engaged in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.
The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as Deposits at broker for securities sold short, while cash collateral deposited at the Fund's custodian for the benefit of the broker is recorded as Restricted cash for securities sold short on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted on the SOIs. The Fund may receive or pay the net of

198	J.P. Morgan Large Cap Funds	June 30, 2023

the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net amounts of income or fees are included as interest income or interest expense on securities sold short on the Statements of Operations.
The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the Statements of Operations as Dividend expense on securities sold short. The Fund is obligated to pay the broker interest accrued on short positions while the position is outstanding. Interest expense on short positions is reported as Interest expense to non-affiliates on securities sold short on the Statements of Operations. Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as Change in net unrealized appreciation/depreciation on the Statements of Operations. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.
The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates.
As of June 30, 2023, U.S. Large Cap Core Plus Fund had outstanding short sales as listed on their SOIs.
K. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis.
Interest income and interest expense on securities sold short, if any, is determined on the basis of coupon interest accrued using the effective interest method, which adjusts for amortization of premiums and accretion of discounts.
Dividend income and dividend expense on securities sold short, if any, is recorded on the ex-dividend date or when the Funds first learn of the dividend.
To the extent such information is publicly available, the Funds record distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of the components of distributions (and consequently their net investment income) as necessary, once the issuers provide information about the actual composition of the distributions.
L. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trusts are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2023 are as follows:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
Equity Income Fund
Transfer agency fees	$153	$36	$410	n/a	$10	$7	$5	$28	$403	$1,052
Equity Index Fund
Transfer agency fees	151	4	41	n/a	n/a	n/a	n/a	n/a	43	239
Equity Premium Income Fund
Transfer agency fees	14	10	96	n/a	n/a	n/a	n/a	— (a)	9	129
Hedged Equity Fund
Transfer agency fees	27	11	186	n/a	n/a	n/a	n/a	— (a)	35	259
Hedged Equity 2 Fund
Transfer agency fees	10	5	43	n/a	n/a	n/a	n/a	— (a)	10	68
Hedged Equity 3 Fund
Transfer agency fees	4	2	23	n/a	n/a	n/a	n/a	— (a)	3	32
Large Cap Growth Fund
Transfer agency fees	315	18	168	n/a	11	7	4	13	316	852
Large Cap Value Fund
Transfer agency fees	38	4	150	n/a	3	— (a)	— (a)	2	24	221

June 30, 2023	J.P. Morgan Large Cap Funds	199

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5	Class R6	Total
U.S. Applied Data Science Value Fund
Transfer agency fees	$1	$1	$3	n/a	$2	n/a	n/a	$— (a)	$2	$9
U.S. Equity Fund
Transfer agency fees	85	12	246	$50	8	$5	$1	10	138	555
U.S. GARP Equity Fund
Transfer agency fees	8	1	4	n/a	22	n/a	n/a	1	6	42
U.S. Large Cap Core Plus Fund
Transfer agency fees	12	1	15	n/a	1	n/a	n/a	— (a)	4	33
U.S. Research Enhanced Equity Fund
Transfer agency fees	9	n/a	12	n/a	n/a	n/a	n/a	n/a	58	79
U.S. Sustainable Leaders Fund
Transfer agency fees	3	1	3	n/a	n/a	n/a	n/a	n/a	1	8
U.S. Value Fund
Transfer agency fees	117	4	26	n/a	— (a)	1	— (a)	— (a)	19	167

(a)	Amount rounds to less than one thousand.

200	J.P. Morgan Large Cap Funds	June 30, 2023

M. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of June 30, 2023, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.
N. Distributions to Shareholders — Distributions from net investment income, if any, are generally declared and paid at least quarterly, except for Large Cap Growth Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund and U.S. Sustainable Leaders Fund, for which distributions are generally declared and paid at least annually, Equity Income Fund, for which distributions are generally declared and paid at least monthly, and Equity Premium Income Fund, for which distributions are generally declared daily and paid at least monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital  accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Equity Income Fund	$—	$1,729	$(1,729)
Equity Index Fund	—	(60)	60
Equity Premium Income Fund	—	14	(14)
Hedged Equity Fund	—	188	(188)
Hedged Equity 2 Fund	—	(42)	42
Hedged Equity 3 Fund	—	(20)	20
Large Cap Growth Fund	1,663	—	(1,663)
Large Cap Value Fund	—	2	(2)
U.S. Applied Data Science Value Fund	—	3	(3)
U.S. GARP Equity Fund	—	17	(17)
U.S. Large Cap Core Plus Fund	37,234	307	(37,541)
U.S. Research Enhanced Equity Fund	—	58	(58)
U.S. Sustainable Leaders Fund	—	4	(4)
U.S. Value Fund	—	(100)	100
The reclassifications for the Funds relate primarily to tax adjustments on certain investments and tax equalization.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate based on each Fund's respective average daily net assets. The annual rate for each Fund is as follows:

Equity Income Fund	0.40%
Equity Index Fund	0.04
Equity Premium Income Fund	0.25
Hedged Equity Fund	0.25
Hedged Equity 2 Fund	0.25
Hedged Equity 3 Fund	0.25
Large Cap Growth Fund	0.45
Large Cap Value Fund	0.40

June 30, 2023	J.P. Morgan Large Cap Funds	201

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)

U.S. Applied Data Science Value Fund	0.30%
U.S. Equity Fund	0.40
U.S. GARP Equity Fund	0.30
U.S. Large Cap Core Plus Fund	0.65
U.S. Research Enhanced Equity Fund	0.25
U.S. Sustainable Leaders Fund	0.30
U.S. Value Fund	0.40
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.075% of the first $10 billion of each Fund's respective average daily net assets, plus 0.050% of each Fund's respective average daily net assets between $10 billion and $20 billion, plus 0.025% of each Fund's respective average daily net assets between $20 billion and $25 billion, plus 0.01% of each Fund's respective average daily net assets in excess of $25 billion. For the year ended June 30, 2023, the effective annualized rate for Equity Income Fund, Equity Index Fund, Equity Premium Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, Large Cap Growth Fund, Large Cap Value Fund, U.S. Applied Data Science Value Fund, U.S. Equity Fund, U.S. GARP Equity Fund, U.S. Large Cap Core Plus Fund, U.S. Research Enhanced Equity Fund, U.S. Sustainable Leaders Fund and U.S. Value Fund was 0.03%, 0.075%, 0.075%, 0.07%, 0.075%, 0.075%, 0.04%, 0.075%, 0.075%, 0.06%, 0.075%, 0.075%, 0.075%, 0.075% and 0.075%, respectively, of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.
The Administrator waived administration fees as outlined in  Note 3.F.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Boards have adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C, Class R2 and Class R3 Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I, Class L, Class R4, Class R5  and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
	Class A	Class C	Class R2	Class R3
Equity Income Fund	0.25%	0.75%	0.50%	0.25%
Equity Index Fund	0.25	0.75	n/a	n/a
Equity Premium Income Fund	0.25	0.75	n/a	n/a
Hedged Equity Fund	0.25	0.75	n/a	n/a
Hedged Equity 2 Fund	0.25	0.75	n/a	n/a
Hedged Equity 3 Fund	0.25	0.75	n/a	n/a
Large Cap Growth Fund	0.25	0.75	0.50	0.25
Large Cap Value Fund	0.25	0.75	0.50	0.25
U.S. Applied Data Science Value Fund	0.25	0.75	0.50	n/a
U.S. Equity Fund	0.25	0.75	0.50	0.25
U.S. GARP Equity Fund	0.25	0.75	0.50	n/a
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50	n/a
U.S. Research Enhanced Equity Fund	0.25	n/a	n/a	n/a
U.S. Sustainable Leaders Fund	0.25	0.75	n/a	n/a
U.S. Value Fund	0.25	0.75	0.50	0.25
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2023, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Equity Income Fund	$116	$1
Equity Index Fund	43	— (a)

202	J.P. Morgan Large Cap Funds	June 30, 2023

	Front-End Sales Charge	CDSC
Equity Premium Income Fund	$476	$15
Hedged Equity Fund	52	— (a)
Hedged Equity 2 Fund	65	1
Hedged Equity 3 Fund	23	— (a)
Large Cap Growth Fund	504	1
Large Cap Value Fund	66	— (a)
U.S. Applied Data Science Value Fund	1	—
U.S. Equity Fund	232	— (a)
U.S. GARP Equity Fund	2	—
U.S. Large Cap Core Plus Fund	11	— (a)
U.S. Research Enhanced Equity Fund	— (a)	—
U.S. Sustainable Leaders Fund	4	—
U.S. Value Fund	209	4

(a)	Amount rounds to less than one thousand.
D. Service Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class L	Class R2	Class R3	Class R4	Class R5
Equity Income Fund	0.25%	0.25%	0.25%	n/a	0.25%	0.25%	0.25%	0.10%
Equity Index Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
Equity Premium Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity 2 Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Hedged Equity 3 Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	0.10
Large Cap Growth Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
Large Cap Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
U.S. Applied Data Science Value Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Equity Fund	0.25	0.25	0.25	0.10%	0.25	0.25	0.25	0.10
U.S. GARP Equity Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25	n/a	0.25	n/a	n/a	0.10
U.S. Research Enhanced Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	n/a	n/a
U.S. Sustainable Leaders Fund	0.25	0.25	0.25	n/a	n/a	n/a	n/a	n/a
U.S. Value Fund	0.25	0.25	0.25	n/a	0.25	0.25	0.25	0.10
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.

June 30, 2023	J.P. Morgan Large Cap Funds	203

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R2	Class R3	Class R4	Class R5	Class R6
Equity Index Fund	0.45%	n/a	0.20%	n/a	n/a	n/a	n/a	0.05%
Equity Premium Income Fund	0.85	1.35%	0.60	n/a	n/a	n/a	0.45%	0.35
Hedged Equity Fund	0.85	1.35	0.60	n/a	n/a	n/a	0.45	0.35
Hedged Equity 2 Fund	0.85	1.35	0.60	n/a	n/a	n/a	0.45	0.35
Hedged Equity 3 Fund	0.85	1.35	0.60	n/a	n/a	n/a	0.45	0.35
Large Cap Growth Fund	0.94	1.44	0.69	1.19%	0.94%	0.69%	0.54	0.44
Large Cap Value Fund	0.93	1.44	0.69	1.19	0.94	0.69	0.54	0.44
U.S. Applied Data Science Value Fund	0.73	1.23	0.49	1.09	n/a	n/a	0.44	0.34
U.S. Equity Fund	0.94	1.44	0.69	1.19	0.94	0.69	0.54	0.44
U.S. GARP Equity Fund	0.84	1.34	0.59	1.09	n/a	n/a	0.44	0.34
U.S. Large Cap Core Plus Fund	0.95 (1)	1.45 (1)	0.70 (1)	1.40 (1)	n/a	n/a	0.75 (1)	0.65 (1)
U.S. Research Enhanced Equity Fund	0.60	n/a	0.35	n/a	n/a	n/a	n/a	0.25
U.S. Sustainable Leaders Fund	0.64	1.14	0.39	n/a	n/a	n/a	n/a	0.34
U.S. Value Fund	0.94	1.44	0.69	1.19	0.94	0.69	0.54	0.44

(1)
Effective November 1, 2022, the contractual expense limitations changed from 1.10%, 1.60%, 0.85%, 1.45%, 0.80% and 0.70% for
Class A, Class C, Class I, Class R2, Class R5 and Class R6 Shares, respectively.

The expense limitation agreements were in effect for the year ended June 30, 2023 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2024.
For the year ended June 30, 2023, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
Equity Income Fund	$87	$—	$—	$87	$—
Equity Index Fund	2,951	3,135	1,767	7,853	43
Equity Premium Income Fund	91	61	65	217	2
Hedged Equity 2 Fund	158	105	33	296	8
Hedged Equity 3 Fund	171	113	25	309	2
Large Cap Growth Fund	16,156	10,735	331	27,222	46
Large Cap Value Fund	1,173	779	208	2,160	9
U.S. Applied Data Science Value Fund	166	110	156	432	1
U.S. Equity Fund	3,946	2,611	367	6,924	138
U.S. GARP Equity Fund	375	250	36	661	3
U.S. Large Cap Core Plus Fund	713	475	1,856	3,044	3
U.S. Research Enhanced Equity Fund	3,480	2,320	1,252	7,052	—
U.S. Sustainable Leaders Fund	159	105	260	524	—
U.S. Value Fund	1,250	834	143	2,227	18
For the year ended June 30, 2023, the Hedged Equity Fund's service providers did not have any waived fees or reimbursed expenses.

204	J.P. Morgan Large Cap Funds	June 30, 2023

Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/ or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the year ended June 30, 2023 were as follows:

Equity Income Fund	$1,502
Equity Index Fund	55
Equity Premium Income Fund	99
Hedged Equity Fund	316
Hedged Equity 2 Fund	88
Hedged Equity 3 Fund	45
Large Cap Growth Fund	2,718
Large Cap Value Fund	134
U.S. Applied Data Science Value Fund	4
U.S. Equity Fund	380
U.S. GARP Equity Fund	31
U.S. Large Cap Core Plus Fund	33
U.S. Research Enhanced Equity Fund	118
U.S. Sustainable Leaders Fund	3
U.S. Value Fund	150
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the year ended June 30, 2023, the amount of these reimbursements were as follows:

Equity Income Fund	$9
Equity Index Fund	3
Equity Premium Income Fund	2
Hedged Equity Fund	4
Hedged Equity 2 Fund	2
Hedged Equity 3 Fund	2
Large Cap Growth Fund	8
Large Cap Value Fund	2
U.S. Applied Data Science Value Fund	2
U.S. Equity Fund	5
U.S. GARP Equity Fund	2
U.S. Large Cap Core Plus Fund	2
U.S. Research Enhanced Equity Fund	3
U.S. Sustainable Leaders Fund	2
U.S. Value Fund	2
G. Other — Certain officers of the Trusts are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Boards designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

June 30, 2023	J.P. Morgan Large Cap Funds	205

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
During the year ended June 30, 2023, Equity Premium Income Fund, Hedged Equity Fund, Hedged Equity 2 Fund, Hedged Equity 3 Fund, Large Cap Value Fund, U.S. Large Cap Core Plus Fund and U.S. Research Enhanced Equity Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.
4. Investment Transactions
During the year ended June 30, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Equity Income Fund	$3,755,962	$4,331,421	$—	$—
Equity Index Fund	1,078,249	1,502,957	—	—
Equity Premium Income Fund	11,093,075	8,804,749	—	—
Hedged Equity Fund	4,165,704	7,465,013	—	—
Hedged Equity 2 Fund	1,709,245	3,172,279	—	—
Hedged Equity 3 Fund	1,228,365	1,908,062	—	—
Large Cap Growth Fund	34,666,080	16,494,652	—	—
Large Cap Value Fund	4,736,191	4,725,160	—	—
U.S. Applied Data Science Value Fund	31,523	66,560	—	—
U.S. Equity Fund	11,342,356	9,447,363	—	—
U.S. GARP Equity Fund	447,038	495,839	—	—
U.S. Large Cap Core Plus Fund	1,175,713	1,793,344	517,370	595,779
U.S. Research Enhanced Equity Fund	2,219,200	2,547,163	—	—
U.S. Sustainable Leaders Fund	67,688	99,721	—	—
U.S. Value Fund	1,985,789	441,653	—	—
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Equity Income Fund	$34,504,869	$14,462,525	$962,922	$13,499,603
Equity Index Fund	4,021,246	4,183,460	61,999	4,121,461
Equity Premium Income Fund	5,615,143	470,193	131,211	338,982
Hedged Equity Fund	10,587,761	5,244,077	175,469	5,068,608
Hedged Equity 2 Fund	4,115,105	732,428	221,965	510,463
Hedged Equity 3 Fund	2,116,897	369,816	124,422	245,394
Large Cap Growth Fund	42,754,238	17,997,373	502,730	17,494,643
Large Cap Value Fund	3,197,143	361,807	54,136	307,671
U.S. Applied Data Science Value Fund	154,133	30,858	8,766	22,092
U.S. Equity Fund	15,716,782	7,994,879	263,426	7,731,453
U.S. GARP Equity Fund	653,367	504,835	12,800	492,035
U.S. Large Cap Core Plus Fund *	655,991	789,883	13,254	776,629
U.S. Research Enhanced Equity Fund	4,982,545	2,674,106	92,319	2,581,787
U.S. Sustainable Leaders Fund	144,369	35,258	3,545	31,713
U.S. Value Fund	4,135,972	728,738	60,001	668,737

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to certain derivatives and wash sale loss deferrals.

206	J.P. Morgan Large Cap Funds	June 30, 2023

The tax character of distributions paid during the year ended June 30, 2023 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Income Fund	$1,057,004	$833,202	$1,890,206
Equity Index Fund	115,744	947	116,691
Equity Premium Income Fund	514,097	—	514,097
Hedged Equity Fund	159,504	—	159,504
Hedged Equity 2 Fund	123,767	166,531	290,298
Hedged Equity 3 Fund	25,795	27,923	53,718
Large Cap Growth Fund	173,342	1,047,683	1,221,025
Large Cap Value Fund	55,900	142,798	198,698
U.S. Applied Data Science Value Fund	5,918	6,269	12,187
U.S. Equity Fund	233,389	729,351	962,740
U.S. GARP Equity Fund	4,651	36,594	41,245
U.S. Large Cap Core Plus Fund	1,832	365,385	367,217
U.S. Research Enhanced Equity Fund	93,208	100,497	193,705
U.S. Sustainable Leaders Fund	1,911	—	1,911
U.S. Value Fund	61,357	7,843	69,200

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended June 30, 2022 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Equity Income Fund	$952,443	$828,643	$1,781,086
Equity Index Fund	174,683	31,719	206,402
Equity Premium Income Fund	210,426	—	210,426
Hedged Equity Fund	137,046	—	137,046
Hedged Equity 2 Fund	26,753	—	26,753
Hedged Equity 3 Fund	14,723	—	14,723
Large Cap Growth Fund	170,779	5,131,576	5,302,355
Large Cap Value Fund	119,241	136,036	255,277
U.S. Applied Data Science Value Fund	29,661	30,179	59,840
U.S. Equity Fund	1,033,960	1,172,185	2,206,145
U.S. GARP Equity Fund	79,836	162,626	242,462
U.S. Large Cap Core Plus Fund	35,850	590,015	625,865
U.S. Research Enhanced Equity Fund	200,946	503,243	704,189
U.S. Sustainable Leaders Fund	3,652	3,400	7,052
U.S. Value Fund	39,590	23,104	62,694

*	Short-term gain distributions are treated as ordinary income for income tax purposes.

June 30, 2023	J.P. Morgan Large Cap Funds	207

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
As of June 30, 2023, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Equity Income Fund	$9,236	$73,606	$13,499,603
Equity Index Fund	4,034	(85,822)	4,121,407
Equity Premium Income Fund	14,287	(402,832)	338,764
Hedged Equity Fund	8,560	(1,193,542)	5,068,608
Hedged Equity 2 Fund	2,463	(305,907)	510,463
Hedged Equity 3 Fund	1,281	(159,390)	245,394
Large Cap Growth Fund	80,944	(196,828)	17,494,643
Large Cap Value Fund	3,365	123,408	307,671
U.S. Applied Data Science Value Fund	2,325	5,483	22,092
U.S. Equity Fund	7,834	341,014	7,731,453
U.S. GARP Equity Fund	2,890	(820)	492,035
U.S. Large Cap Core Plus Fund	1,057	160,854	776,629
U.S. Research Enhanced Equity Fund	4,360	1,699	2,581,787
U.S. Sustainable Leaders Fund	813	(15,902)	31,713
U.S. Value Fund	4,689	(3,659)	668,737
The cumulative timing differences primarily consist of certain derivatives, post-October capital loss deferrals and wash sale loss deferrals.
As of June 30, 2023, the following Funds had net capital loss carryforwards which are available to offset future realized gains:
	Capital Loss Carryforward Character
	Short-Term	Long-Term
Equity Index Fund	$46,651	$39,171
Equity Premium Income Fund	344,458	58,374
Hedged Equity Fund	690,096	503,446
Hedged Equity 2 Fund	165,296	140,611
Hedged Equity 3 Fund	82,738	76,652
Large Cap Growth Fund	196,828	—
U.S. GARP Equity Fund	820	—
U.S. Sustainable Leaders Fund	13,016	2,886
U.S. Value Fund	3,251	408

208	J.P. Morgan Large Cap Funds	June 30, 2023

Net capital losses (gains) and specified ordinary losses incurred after October 31 and late year ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2023, the following Funds deferred to July 1, 2023 the following net capital losses (gains), specified ordinary losses and late year ordinary losses of:
	Net Capital Losses (Gains)
	Short-Term	Long-Term
Equity Income Fund	$3,561	$—
Equity Index Fund	(3,445)	26,924
Equity Premium Income Fund	214,905	57,671
Hedged Equity 2 Fund	177,109	225,151
Hedged Equity 3 Fund	43,598	125,509
Large Cap Growth Fund	953,148	665,440
U.S. Equity Fund	82,726	—
U.S. GARP Equity Fund	5,236	—
U.S. Large Cap Core Plus Fund	5,132	—
U.S. Research Enhanced Equity Fund	34,234	—
U.S. Sustainable Leaders Fund	1,527	2,562
U.S. Value Fund	(5,706)	10,137
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because the Funds and the series of JPM II are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund as of June 30, 2023. Average borrowings from the Facility for the year ended June 30, 2023, were as follows:
	Average Borrowings	Average Interest Rate paid	Number of Days Outstanding	Interest Paid
Equity Index Fund	$42,109	4.11%	11	$54
The Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2023.
The Trusts, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater on the day of the borrowing, of the federal funds effective rate, or the Adjusted Daily Simple SOFR Rate. Prior to August 9, 2022, interest associated with any borrowing under the Credit Facility was charged to the borrowing fund at a rate of interest equal to the Applicable

June 30, 2023	J.P. Morgan Large Cap Funds	209

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
Margin, plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). Effective August 8, 2023, the Credit Facility was amended and restated for a term of 364 days, unless extended.
The Funds did not utilize the Credit Facility during the year ended June 30, 2023.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.
As of June 30, 2023, the Funds had individual shareholder and/or  omnibus accounts each owning more than 10% of the respective Fund's outstanding shares  as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Equity Income Fund	1	10.3%	2	30.7%
Equity Index Fund	2	20.6	—	—
Equity Premium Income Fund	1	25.1	3	47.7
Hedged Equity Fund	—	—	2	37.0
Hedged Equity 2 Fund	1	14.9	4	49.5
Hedged Equity 3 Fund	—	—	3	36.0
Large Cap Growth Fund	—	—	1	19.8
Large Cap Value Fund	2	22.2	1	12.5
U.S. Applied Data Science Value Fund	—	—	3	33.2
U.S. Equity Fund	—	—	1	16.2
U.S. GARP Equity Fund	3	47.6	—	—
U.S. Large Cap Core Plus Fund	1	27.6	—	—
U.S. Research Enhanced Equity Fund	—	—	1	11.4
U.S. Sustainable Leaders Fund	—	—	2	36.4
U.S. Value Fund	—	—	2	40.5
As of June 30, 2023, J.P. Morgan Investor Funds, JPMorgan SmartRetirement Funds and JPMorgan SmartRetirement Blend Funds, which are affiliated fund of funds, each owned in the aggregate, shares representing more than 10% of the net assets of the Funds as follows:
	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds	JPMorgan SmartRetirement Blend Funds
Equity Index Fund	— %	— %	63.0%
Large Cap Value Fund	24.6	—	—
U.S. Equity Fund	—	13.8	—
U.S. GARP Equity Fund	56.4	—	—
U.S. Research Enhanced Equity Fund	12.7	41.7	—
Equity Premium Income Fund’s investments in ELNs entail varying degrees of risks. The Fund is subject to loss of their full principal amount. In addition, the ELNs are subject to a stated maximum return which may limit the payment at maturity. The Fund may also be exposed to additional risks associated with structured notes including: counterparty credit risk related to the issuer’s ability to make payment at maturity; liquidity risk related to a lack of liquid market for these notes, preventing the Fund from trading or selling the notes easily; and a greater degree of market risk than other types of debt securities because the investor bears the risk associated with the underlying financial instruments.
LIBOR was a leading floating rate benchmark used in loans, notes, derivatives and other instruments or investments. As a result of benchmark reforms, publication of most LIBOR settings has ceased. Some LIBOR settings continue to be published but only on a temporary, synthetic and non-representative basis. Regulated entities have generally ceased entering into new LIBOR contracts in connection with regulatory guidance or prohibitions. Public and private sector actors have worked to establish alternative reference rates to be used in place of LIBOR. There is no assurance that any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that it will have the same volume or liquidity as did LIBOR which may affect the value, volatility, liquidity or return on certain of the Funds' loans, notes, derivatives and

210	J.P. Morgan Large Cap Funds	June 30, 2023

other instruments or investments comprising some or all of the Funds' investments and result in costs incurred in connection with changing reference rates used for positions, closing out positions and entering into new trades. Certain of the Funds' investments may have transitioned from LIBOR or will transition from LIBOR in the future. The transition from LIBOR to alternative reference rates may result in operational issues for the Funds or their investments. No assurances can be given as to the impact of the LIBOR transition (and the timing of any such impact) on the Funds and their investments.
The Funds are subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of this, or any future, pandemic to public health and business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

June 30, 2023	J.P. Morgan Large Cap Funds	211

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of JPMorgan Trust I, JPMorgan Trust II and JPMorgan Trust IV and Shareholders of JPMorgan Equity Income Fund, JPMorgan Equity Index Fund, JPMorgan Equity Premium Income Fund, JPMorgan Hedged Equity Fund, JPMorgan Hedged Equity 2 Fund, JPMorgan Hedged Equity 3 Fund, JPMorgan Large Cap Growth Fund, JPMorgan Large Cap Value Fund, JPMorgan U.S. Applied Data Science Value Fund, JPMorgan U.S. Equity Fund, JPMorgan U.S. GARP Equity Fund, JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan U.S. Research Enhanced Equity Fund, JPMorgan U.S. Sustainable Leaders Fund and JPMorgan U.S. Value Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Hedged Equity Fund, JPMorgan U.S. Applied Data Science Value Fund, JPMorgan U.S. Equity Fund, JPMorgan U.S. GARP Equity Fund, JPMorgan U.S. Large Cap Core Plus Fund, JPMorgan U.S. Research Enhanced Equity Fund, JPMorgan U.S. Sustainable Leaders Fund and JPMorgan U.S. Value Fund (eight of the funds constituting JPMorgan Trust I), JPMorgan Equity Income Fund, JPMorgan Equity Index Fund, JPMorgan Large Cap Growth Fund and JPMorgan Large Cap Value Fund (four of the funds constituting JPMorgan Trust II) and JPMorgan Equity Premium Income Fund, JPMorgan Hedged Equity 2 Fund and JPMorgan Hedged Equity 3 Fund (three of the funds constituting JPMorgan Trust IV) (hereafter collectively referred to as the “Funds”) as of June 30, 2023, the related statements of operations and cash flows for JPMorgan U.S. Large Cap Core Plus Fund for the year ended June 30, 2023, the statements of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2023, the results of each of their operations and its cash flows for JPMorgan U.S. Large Cap Core Plus Fund for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2023 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
August 24, 2023
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

212	J.P. Morgan Large Cap Funds	June 30, 2023

TRUSTEES
(Unaudited)
The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	176	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	176	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	176	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	176
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	176	None

June 30, 2023	J.P. Morgan Large Cap Funds	213

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	176	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	176
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	176
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	176	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	176	None
Marilyn McCoy (1948); Trustee since 1999.	Retired; Vice President of Administration and Planning, Northwestern University (1985-2023).	176	None

214	J.P. Morgan Large Cap Funds	June 30, 2023

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	176
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	176	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	176
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	176	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	176	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Boards' current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (176 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

June 30, 2023	J.P. Morgan Large Cap Funds	215

TRUSTEES
(Unaudited) (continued)
**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

216	J.P. Morgan Large Cap Funds	June 30, 2023

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Managing Director, J.P. Morgan Investment Management Inc. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962) Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.

June 30, 2023	J.P. Morgan Large Cap Funds	217

OFFICERS
(Unaudited) (continued)
Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

218	J.P. Morgan Large Cap Funds	June 30, 2023

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2023, and continued to hold your shares at the end of the reporting period, June 30, 2023.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Income Fund
Class A
Actual	$1,000.00	$996.70	$4.70	0.95%
Hypothetical	1,000.00	1,020.08	4.76	0.95
Class C
Actual	1,000.00	994.20	7.17	1.45
Hypothetical	1,000.00	1,017.60	7.25	1.45
Class I
Actual	1,000.00	997.50	3.42	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R2
Actual	1,000.00	995.40	5.94	1.20
Hypothetical	1,000.00	1,018.84	6.01	1.20
Class R3
Actual	1,000.00	996.70	4.70	0.95
Hypothetical	1,000.00	1,020.08	4.76	0.95
Class R4
Actual	1,000.00	998.00	3.42	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R5
Actual	1,000.00	998.70	2.68	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	999.20	2.18	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

June 30, 2023	J.P. Morgan Large Cap Funds	219

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Equity Index Fund
Class A
Actual	$1,000.00	$1,166.30	$2.42	0.45%
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class C
Actual	1,000.00	1,162.80	5.63	1.05
Hypothetical	1,000.00	1,019.59	5.26	1.05
Class I
Actual	1,000.00	1,167.80	1.07	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Class R6
Actual	1,000.00	1,168.60	0.22	0.04
Hypothetical	1,000.00	1,024.60	0.20	0.04
JPMorgan Equity Premium Income Fund
Class A
Actual	1,000.00	1,052.70	4.33	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class C
Actual	1,000.00	1,050.20	6.86	1.35
Hypothetical	1,000.00	1,018.10	6.76	1.35
Class I
Actual	1,000.00	1,054.00	3.06	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R5
Actual	1,000.00	1,054.80	2.29	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class R6
Actual	1,000.00	1,055.30	1.78	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
JPMorgan Hedged Equity Fund
Class A
Actual	1,000.00	1,130.10	4.38	0.83
Hypothetical	1,000.00	1,020.68	4.16	0.83
Class C
Actual	1,000.00	1,127.60	7.02	1.33
Hypothetical	1,000.00	1,018.20	6.66	1.33
Class I
Actual	1,000.00	1,131.60	3.07	0.58
Hypothetical	1,000.00	1,021.92	2.91	0.58
Class R5
Actual	1,000.00	1,132.10	2.27	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43
Class R6
Actual	1,000.00	1,133.00	1.75	0.33
Hypothetical	1,000.00	1,023.16	1.66	0.33
JPMorgan Hedged Equity 2 Fund
Class A
Actual	1,000.00	1,138.00	4.51	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class C
Actual	1,000.00	1,135.10	7.15	1.35
Hypothetical	1,000.00	1,018.10	6.76	1.35

220	J.P. Morgan Large Cap Funds	June 30, 2023

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Hedged Equity 2 Fund (continued)
Class I
Actual	$1,000.00	$1,139.40	$3.18	0.60%
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R5
Actual	1,000.00	1,140.20	2.39	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class R6
Actual	1,000.00	1,141.50	1.86	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
JPMorgan Hedged Equity 3 Fund
Class A
Actual	1,000.00	1,107.40	4.44	0.85
Hypothetical	1,000.00	1,020.58	4.26	0.85
Class C
Actual	1,000.00	1,104.90	7.05	1.35
Hypothetical	1,000.00	1,018.10	6.76	1.35
Class I
Actual	1,000.00	1,108.60	3.14	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class R5
Actual	1,000.00	1,109.50	2.35	0.45
Hypothetical	1,000.00	1,022.56	2.26	0.45
Class R6
Actual	1,000.00	1,110.60	1.83	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
JPMorgan Large Cap Growth Fund
Class A
Actual	1,000.00	1,231.00	5.14	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class C
Actual	1,000.00	1,228.20	7.90	1.43
Hypothetical	1,000.00	1,017.70	7.15	1.43
Class I
Actual	1,000.00	1,232.70	3.76	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68
Class R2
Actual	1,000.00	1,229.60	6.52	1.18
Hypothetical	1,000.00	1,018.94	5.91	1.18
Class R3
Actual	1,000.00	1,231.00	5.14	0.93
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class R4
Actual	1,000.00	1,232.80	3.76	0.68
Hypothetical	1,000.00	1,021.42	3.41	0.68
Class R5
Actual	1,000.00	1,233.50	2.94	0.53
Hypothetical	1,000.00	1,022.17	2.66	0.53
Class R6
Actual	1,000.00	1,234.20	2.38	0.43
Hypothetical	1,000.00	1,022.66	2.16	0.43

June 30, 2023	J.P. Morgan Large Cap Funds	221

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Large Cap Value Fund
Class A
Actual	$1,000.00	$1,043.00	$4.71	0.93%
Hypothetical	1,000.00	1,020.18	4.66	0.93
Class C
Actual	1,000.00	1,039.90	7.28	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class I
Actual	1,000.00	1,043.60	3.50	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R2
Actual	1,000.00	1,041.60	6.02	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R3
Actual	1,000.00	1,042.70	4.76	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R4
Actual	1,000.00	1,043.80	3.50	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R5
Actual	1,000.00	1,044.40	2.74	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	1,045.20	2.23	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
JPMorgan U.S. Applied Data Science Value Fund
Class A
Actual	1,000.00	1,045.40	3.70	0.73
Hypothetical	1,000.00	1,021.18	3.66	0.73
Class C
Actual	1,000.00	1,043.30	6.23	1.23
Hypothetical	1,000.00	1,018.70	6.16	1.23
Class I
Actual	1,000.00	1,046.80	2.49	0.49
Hypothetical	1,000.00	1,022.37	2.46	0.49
Class R2
Actual	1,000.00	1,043.80	5.52	1.09
Hypothetical	1,000.00	1,019.39	5.46	1.09
Class R5
Actual	1,000.00	1,047.00	2.23	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
Class R6
Actual	1,000.00	1,047.50	1.73	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34
JPMorgan U.S. Equity Fund
Class A
Actual	1,000.00	1,165.50	5.05	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class C
Actual	1,000.00	1,162.90	7.72	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44

222	J.P. Morgan Large Cap Funds	June 30, 2023

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Equity Fund (continued)
Class I
Actual	$1,000.00	$1,166.90	$3.71	0.69%
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class L
Actual	1,000.00	1,167.20	2.90	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R2
Actual	1,000.00	1,164.10	6.39	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R3
Actual	1,000.00	1,165.20	5.05	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R4
Actual	1,000.00	1,167.10	3.71	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R5
Actual	1,000.00	1,167.80	2.90	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	1,168.40	2.37	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
JPMorgan U.S. GARP Equity Fund
Class A
Actual	1,000.00	1,280.90	4.75	0.84
Hypothetical	1,000.00	1,020.63	4.21	0.84
Class C
Actual	1,000.00	1,277.70	7.57	1.34
Hypothetical	1,000.00	1,018.15	6.71	1.34
Class I
Actual	1,000.00	1,282.20	3.34	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59
Class R2
Actual	1,000.00	1,279.20	6.16	1.09
Hypothetical	1,000.00	1,019.39	5.46	1.09
Class R5
Actual	1,000.00	1,283.40	2.49	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
Class R6
Actual	1,000.00	1,284.00	1.93	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34
JPMorgan U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	1,181.90	10.22	1.89
Hypothetical	1,000.00	1,015.42	9.44	1.89
Class C
Actual	1,000.00	1,178.90	12.86	2.38
Hypothetical	1,000.00	1,012.99	11.88	2.38
Class I
Actual	1,000.00	1,183.60	8.99	1.66
Hypothetical	1,000.00	1,016.56	8.30	1.66

June 30, 2023	J.P. Morgan Large Cap Funds	223

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Large Cap Core Plus Fund (continued)
Class R2
Actual	$1,000.00	$1,178.80	$12.59	2.33%
Hypothetical	1,000.00	1,013.24	11.63	2.33
Class R5
Actual	1,000.00	1,183.40	9.09	1.68
Hypothetical	1,000.00	1,016.46	8.40	1.68
Class R6
Actual	1,000.00	1,183.60	8.83	1.63
Hypothetical	1,000.00	1,016.71	8.15	1.63
JPMorgan U.S. Research Enhanced Equity Fund
Class A
Actual	1,000.00	1,178.40	3.24	0.60
Hypothetical	1,000.00	1,021.82	3.01	0.60
Class I
Actual	1,000.00	1,179.80	1.89	0.35
Hypothetical	1,000.00	1,023.06	1.76	0.35
Class R6
Actual	1,000.00	1,180.40	1.35	0.25
Hypothetical	1,000.00	1,023.56	1.25	0.25
JPMorgan U.S. Sustainable Leaders Fund
Class A
Actual	1,000.00	1,147.70	3.41	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64
Class C
Actual	1,000.00	1,144.80	6.06	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class I
Actual	1,000.00	1,149.30	2.08	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Class R6
Actual	1,000.00	1,149.60	1.81	0.34
Hypothetical	1,000.00	1,023.11	1.71	0.34
JPMorgan U.S. Value Fund
Class A
Actual	1,000.00	1,036.30	4.75	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class C
Actual	1,000.00	1,033.70	7.26	1.44
Hypothetical	1,000.00	1,017.65	7.20	1.44
Class I
Actual	1,000.00	1,037.50	3.49	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class R2
Actual	1,000.00	1,035.00	6.00	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Class R3
Actual	1,000.00	1,036.20	4.75	0.94
Hypothetical	1,000.00	1,020.13	4.71	0.94
Class R4
Actual	1,000.00	1,037.50	3.49	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69

224	J.P. Morgan Large Cap Funds	June 30, 2023

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan U.S. Value Fund (continued)
Class R5
Actual	$1,000.00	$1,038.30	$2.73	0.54%
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	1,038.90	2.22	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

*	Expenses are equal to each Class’ respective annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

June 30, 2023	J.P. Morgan Large Cap Funds	225

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2023, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

226	J.P. Morgan Large Cap Funds	June 30, 2023

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended June 30, 2023. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2023. The information necessary to complete your income tax returns for the calendar year ending December 31, 2023 will be provided under separate cover.
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2023:
Dividends Received Deduction
JPMorgan Equity Income Fund	100.00%
JPMorgan Equity Index Fund	96.26
JPMorgan Equity Premium Income Fund	13.52
JPMorgan Hedged Equity Fund	100.00
JPMorgan Hedged Equity 2 Fund	56.51
JPMorgan Hedged Equity 3 Fund	100.00
JPMorgan Large Cap Growth Fund	100.00
JPMorgan Large Cap Value Fund	100.00
JPMorgan U.S. Applied Data Science Value Fund	69.03
JPMorgan U.S. Equity Fund	100.00
JPMorgan U.S. GARP Equity Fund	100.00
JPMorgan U.S. Large Cap Core Plus Fund	100.00
JPMorgan U.S. Research Enhanced Equity Fund	100.00
JPMorgan U.S. Sustainable Leaders Fund	100.00
JPMorgan U.S. Value Fund	100.00
Long Term Capital Gain
Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2023:
Long-Term Capital Gain Distribution
JPMorgan Equity Income Fund	$833,202
JPMorgan Equity Index Fund	947
JPMorgan Hedged Equity 2 Fund	166,531
JPMorgan Hedged Equity 3 Fund	27,923
JPMorgan Large Cap Growth Fund	1,047,683
JPMorgan Large Cap Value Fund	142,798
JPMorgan U.S. Applied Data Science Value Fund	6,269
JPMorgan U.S. Equity Fund	729,351
JPMorgan U.S. GARP Equity Fund	36,594
Long-Term Capital Gain Distribution
JPMorgan U.S. Large Cap Core Plus Fund	$402,090
JPMorgan U.S. Research Enhanced Equity Fund	100,497
JPMorgan U.S. Value Fund	7,843
Qualified Dividend Income (QDI)
Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2023:
Qualified Dividend Income
JPMorgan Equity Income Fund	$1,057,004
JPMorgan Equity Index Fund	114,997
JPMorgan Equity Premium Income Fund	73,123
JPMorgan Hedged Equity Fund	159,504
JPMorgan Hedged Equity 2 Fund	74,073
JPMorgan Hedged Equity 3 Fund	25,795
JPMorgan Large Cap Growth Fund	173,342
JPMorgan Large Cap Value Fund	55,900
JPMorgan U.S. Applied Data Science Value Fund	4,292
JPMorgan U.S. Equity Fund	233,389
JPMorgan U.S. GARP Equity Fund	4,651
JPMorgan U.S. Large Cap Core Plus Fund	1,832
JPMorgan U.S. Research Enhanced Equity Fund	93,208
JPMorgan U.S. Sustainable Leaders Fund	1,911
JPMorgan U.S. Value Fund	61,357

June 30, 2023	J.P. Morgan Large Cap Funds	227

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
○Social Security number and account balances
○transaction history and account transactions
○checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions? Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?	We collect your personal information, for example, when you:
○open an account or provide contact information
○give us your account information or pay us by check
○make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
○sharing for affiliates’ everyday business purposes – information about your creditworthiness
○affiliates from using your information to market to you
○sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
○J.P. Morgan Funds doesn’t jointly market.

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THIS PAGE IS INTENTIONALLY LEFT BLANK

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the Funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. June 2023.
AN-LCE-623

Annual Report
J.P. Morgan Investor Funds
June 30, 2023
JPMorgan Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund
JPMorgan Investor Growth Fund
JPMorgan Investor Growth & Income Fund

Investments in a Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when a Fund’s share price is lower than when you invested.
Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets.
Prospective investors should refer to the Funds’ prospectuses for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

Letter to Shareholders
August 11, 2023 (Unaudited)
Dear Shareholder,
Equity markets largely delivered solid returns for the twelve months ended June 30, 2023 on the back of buoyant corporate earnings, continued economic growth and receding inflationary pressures. Even as the U.S. Federal Reserve raised interest rates in an effort to cool the economy, the unemployment rate remained below 4% and consumer and business spending was generally higher than many economists expected.

“Equity markets delivered strong
returns during the first half of 2023,
with investors who remained fully
invested likely benefitting. Going
forward, we believe investors may be
best served by maintaining a
long-term view and holding a
well-diversified portfolio.”
— Brian S. Shlissel

Among financial markets, the performance of leading equity indexes was mixed through the second half of 2022. However, the S&P 500 Index generated positive performance every month except February in the first half of 2023. Large cap growth stocks generally outperformed other sectors of the market for the twelve-months ended June 30, 2023, partly due to investor demand for shares of large information technology companies. Leading mid cap and small cap equity indexes – both growth and value - posted positive performance for the period. Notably, the collapse of three U.S. regional banks in March 2023 put pressure on equities in the broader financial sector but the responses by multiple U.S. regulatory agencies as well as leading central banks appear to have limited further volatility in the banking industry.
With the exception of its June 2023 meeting, the U.S. Federal Reserve (the “Fed”) raised benchmark interest rates at 10 consecutive meetings since commencing its tightening monetary policy in mid-March 2022, and subsequently raised rates again in July 2023.  Meanwhile, U.S. inflation, as measured by the Consumer Price Index, fell from 40-year highs in mid-2022 to 3.0% in June 2023. U.S. gross domestic product (GDP) remained positive throughout the 12-month period and even rebounded to an annualized rate of 2.4% in the second quarter of 2023 from 2.0% in the first quarter. While the overall trend in consumer spending was downward, consumption was better than economists generally expected and business fixed investment in equipment, facilities and software in the second quarter of 2023 increased at the fastest pace since the start of 2022.
Though inflation remained above the Fed’s stated target of 2% annual growth during the twelve-month period, the declining trend in price growth may allow the Fed to end its policy tightening sooner than expected. Moreover, the resiliency of the U.S. economy in the face of the highest interest rates since 2001 could allow the economy to cool without GDP tipping into negative territory or leading to wide-spread job losses.
Certainly, there are factors that remain the focus of investor concerns. The war in Ukraine has continued, without demonstrative progress toward an eventual peace settlement or even a ceasefire.  Elsewhere, China’s economy is experiencing weak growth and record high unemployment, and falling prices have raised economists’ worries about the potential for a deflationary spiral in the world’s second largest economy.  In the U.S., the run-up to the 2024 presidential election has the potential to increase global political and economic uncertainty.
Equity markets delivered strong returns during the first half of 2023, with investors who remained fully invested likely benefitting. Going forward, we believe investors may be best served by maintaining a long-term view and holding a well-diversified portfolio. Our suite of investment solutions seeks to provide investors with ability to build durable portfolios that can meet their financial goals.
Sincerely,

Brian S. Shlissel
President, J.P. Morgan Funds
J.P. Morgan Asset Management
1-800-480-4111 or www.jpmorganfunds.com for more information

June 30, 2023	J.P. Morgan Investor Funds	1

J.P. Morgan Investor Funds
FUND FACTS
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)

Fund	Fund Return (With sales charge)*	Fund Return (Without sales charge)*	Bloomberg Barclays U.S. Intermediate Aggregate Index Return (Broad-Based Fixed Income Benchmark)	Russell 3000 Index Return (Broad-Based Equity Benchmark)	MSCI EAFE Index (net of foreign withholding taxes)	Fund Net Assets as of June 30, 2023 (In thousands)
JPMorgan Investor Balanced Fund, Class A	3.63%	8.51%	(0.60)%	18.95%	18.77%	$5,228,593
JPMorgan Investor Conservative Growth Fund, Class A	0.11	4.86	(0.60)	18.95	18.77	4,020,051
JPMorgan Investor Growth Fund, Class A	9.50	14.69	(0.60)	18.95	18.77	4,480,106
JPMorgan Investor Growth & Income Fund, Class A	6.22	11.21	(0.60)	18.95	18.77	4,042,051

*
The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the
United States of America.

JPMorgan Investor Balanced Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Fixed Income	47.3%
U.S. Equity	38.3
International Equity	12.2
Alternative Assets	1.1
Short-Term Investments	1.1
JPMorgan Investor Conservative Growth Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
Fixed Income	67.8%
U.S. Equity	21.9
International Equity	8.2
Alternative Assets	1.1
Short-Term Investments	1.0
JPMorgan Investor Growth Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	63.3%
International Equity	22.7
Fixed Income	11.8
Alternative Assets	0.4
Short-Term Investments	1.8
JPMorgan Investor Growth & Income Fund
PORTFOLIO COMPOSITION BY ASSET CLASS AS OF June 30, 2023	PERCENT OF TOTAL INVESTMENTS
U.S. Equity	50.3%
Fixed Income	32.4
International Equity	15.7
Alternative Assets	0.3
Short-Term Investments	1.3

2	J.P. Morgan Investor Funds	June 30, 2023

J.P. Morgan Investor Funds
FUNDS COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)
INVESTMENT OBJECTIVES*
The JPMorgan Investor Balanced Fund seeks high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.
The JPMorgan Investor Conservative Growth Fund seeks income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.
The JPMorgan Investor Growth Fund seeks long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.
The JPMorgan Investor Growth & Income Fund seeks long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.
HOW DID THE MARKET PERFORM?
Equity markets largely generated positive returns for the twelve-month period as consumer spending, manufacturing and corporate earnings remained resilient in the face of rising interest rates and slowing economic growth. While leading equity indexes were mixed on a month-to-month basis, the overall trend was toward a rebound from the sell-off that marked the first half of 2022.
Fixed-income markets generally underperformed developed markets equity. High yield debt (also known as junk bonds) and emerging markets debt provided positive returns for the period, while corporate bonds and sovereign debt had mixed returns.
Following a sharp sell-off in August and September 2022 that coincided with U.S. Federal Reserve policy guidance on further interest rate increases, equity prices largely stabilized. Corporate earnings for both the second and third quarters of 2022 were generally better than expected given a cooling economy and slowing consumer spending. By the start of 2023, economic data showed some inflationary pressures had eased.
Across Europe, the energy crisis that followed Russia’s invasion of Ukraine in late February 2022 eased somewhat in the second half of 2022 as both the U.K. and the EU obtained alternatives to Russian energy imports and global energy prices began to recede. A political crisis in the U.K. roiled financial markets in London but the ascension of Rishi Sunak to prime minister appeared to remove some investor uncertainty by the end of 2023.
 Meanwhile, leading central banks largely continued to raise interest rates during the twelve-month period. Notably, the European Central Bank initiated its monetary tightening policy in September 2022, with its first rate increase in eleven years and the largest increase in the bank’s history. The U.S. Federal Reserve declined to raise interest rates at its June 2023 meeting, though it stated it would raise rates further in 2023 as needed.
While financial market volatility receded from 2022 levels, it remained elevated in the face of investor uncertainty about interest rates. In March 2023, the financial sector was roiled by the failures of Silicon Valley Bank and First Republic Bank in the U.S., and Credit Suisse Group AG in Switzerland. In each instance, government regulators moved to prevent further contagion within the financials sector.
WHAT WERE THE MAIN DRIVERS OF THE FUNDS' PERFORMANCE?
In accordance with their model allocations, each of the JPMorgan Investor Funds (the “Investor Funds”) allocated its assets among fixed income, equity and alternative investments.
For the twelve months ended June 30, 2023, each of the Investor Funds’ Class A Shares outperformed the Bloomberg U.S. Intermediate Aggregate Index, the Investor Funds’ broad based fixed income benchmark, mainly due to the Investor Funds’ exposure to equities.
Each of the Investor Funds underperformed the Russell 3000 Index, the Investor Funds’ broad based U.S. equity benchmark, mainly due to the Fund’s allocation to international equities and fixed income. Each of the Investor Funds underperformed the MSCI EAFE Index, a broad global equity index, largely due to their allocations to U.S. fixed income.
HOW WERE THE FUNDS POSITIONED?
Each Investor Fund invested in underlying JPMorgan Funds (“underlying funds”). The underlying funds invest in fixed income securities, equities and other alternative fixed income and equity strategies, such as below investment grade, high yield bonds and real estate investment trusts. Among equities, the underlying funds in which the Investor Funds invested were allocated among large-cap, mid-cap, small-cap and international stocks. The Investor Funds’ portfolio managers made investments for each Investor Fund based on an evaluation of three components: underlying fund selection, tactical asset allocation and strategic asset allocation. The portfolio managers determined the strategic weight for each asset class in the Investor Funds by making investments that they believed would perform well over the long term and maintaining a level of volatility similar to that of each Investor Fund’s composite benchmark. At June 30, 2023, the Investor

June 30, 2023	J.P. Morgan Investor Funds	3

J.P. Morgan Investor Funds
FUNDS COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited) (continued)

*
The adviser seeks to achieve the Portfolio’s objective. There can be no guarantee it will be achieved.
Funds’ portfolio managers maintained a relative underweight position in equity and an overweight position in fixed income.

4	J.P. Morgan Investor Funds	June 30, 2023

JPMorgan Investor Balanced Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge *		3.63%	4.40%	5.53%
Without Sales Charge		8.51	5.37	6.01
CLASS C SHARES	July 1, 1997
With CDSC **		6.98	4.83	5.56
Without CDSC		7.98	4.83	5.56
CLASS I SHARES	December 10, 1996	8.84	5.62	6.29
CLASS R6 SHARES	July 31, 2017	9.11	5.87	6.42

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Balanced Fund, the Bloomberg U.S. Intermediate Aggregate Index, the Russell 3000 Index, the MSCI EAFE Index (net total return) and the Lipper Mixed-Asset Target Allocation Moderate Funds Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the MSCI EAFE Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Moderate Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Mixed-Asset Target Allocation Moderate Funds Index consists of funds that by portfolio practice maintain a mix of between 40% to 60% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.
Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

5

JPMorgan Investor Conservative Growth Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge *		0.11%	2.60%	3.62%
Without Sales Charge		4.86	3.55	4.10
CLASS C SHARES	July 1, 1997
With CDSC **		3.37	3.02	3.64
Without CDSC		4.37	3.02	3.64
CLASS I SHARES	December 10, 1996	5.18	3.80	4.37
CLASS R6 SHARES	July 31, 2017	5.36	4.03	4.49

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Conservative Growth Fund, the Bloomberg U.S. Intermediate Aggregate Index, the Russell 3000 Index, the MSCI EAFE Index (net total return) and the Lipper Mixed-Asset Target Allocation Conservative Funds Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the MSCI EAFE Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Mixed-Asset Target Allocation Conservative Funds Index consists of funds that by portfolio practice maintain a mix of between 20% to 40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.
Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6

JPMorgan Investor Growth Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge *		9.50%	7.41%	8.91%
Without Sales Charge		14.69	8.40	9.41
CLASS C SHARES	July 1, 1997
With CDSC **		13.07	7.81	8.93
Without CDSC		14.07	7.81	8.93
CLASS I SHARES	December 10, 1996	14.95	8.66	9.68
CLASS R6 SHARES	July 31, 2017	15.23	8.89	9.80

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to their inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth Fund, the Bloomberg U.S. Intermediate Aggregate Index, the Russell 3000 Index, the MSCI EAFE Index (net total return) and the Lipper Mixed-Asset Target Allocation Conservative Funds Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broad-based securities indices and the MSCI EAFE Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Mixed-Asset Target Allocation Conservative Funds Index consists of funds that by portfolio practice maintain a mix of between 20% to 40% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.
Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares.
Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

7

JPMorgan Investor Growth & Income Fund
FUND COMMENTARY
TWELVE MONTHS ENDED June 30, 2023 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS AS OF June 30, 2023

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	December 10, 1996
With Sales Charge *		6.22%	5.91%	7.09%
Without Sales Charge		11.21	6.89	7.59
CLASS C SHARES	July 1, 1997
With CDSC **		9.62	6.30	7.12
Without CDSC		10.62	6.30	7.12
CLASS I SHARES	December 10, 1996	11.47	7.13	7.85
CLASS R6 SHARES	July 31, 2017	11.76	7.38	7.98

*	Sales Charge for Class A Shares is 4.50%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.
TEN YEAR FUND PERFORMANCE  (6/30/13 TO 6/30/23)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.
Returns for Class R6 Shares prior to its inception date are based on the performance of Class I Shares. The actual returns for Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class I Shares.
The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Investor Growth & Income Fund, the Bloomberg U.S. Intermediate Aggregate Index, the Russell 3000 Index, the MSCI EAFE Index (net total return) and the Lipper Mixed-Asset Target Allocation Growth Funds Index from June 30, 2013 to June 30, 2023. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the broadbased securities indices and the MSCI EAFE Index (net total return) does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark, if applicable. The performance of the Lipper Mixed-Asset Target Allocation Growth Funds Index, which is not a broad-based securities index, includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Bloomberg U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. Government, mortgage, corporate, and asset-backed securities with maturities of one to 10 years. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The MSCI EAFE Index (net total return) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The Lipper Mixed-Asset Target Allocation Growth Funds Index consists of funds that by portfolio practice maintain a mix of between 60% to 80% equity securities, with the remainder invested in bonds, cash and cash equivalents. Investors cannot invest directly in an index.
Class A Shares have a $500 minimum initial investment and carry a 4.50% sales charge.
Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on gains resulting from redemptions of Fund shares. Because Class C Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class C reflects Class A performance for the period after conversion.
The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8

JPMorgan Investor Balanced Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 89.8%
Alternative Assets — 0.8%
JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	4,375	41,258
Fixed Income — 47.4%
JPMorgan Core Bond Fund Class R6 Shares (a)	114,977	1,171,611
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	81,415	583,747
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	7,688	45,667
JPMorgan High Yield Fund Class R6 Shares (a)	23,715	146,798
JPMorgan Income Fund Class R6 Shares (a)	33,124	269,958
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	19,046	184,178
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	8,570	76,445
Total Fixed Income		2,478,404
International Equity — 6.6%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	3,779	113,095
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	5,163	80,071
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	2,792	83,579
JPMorgan International Equity Fund Class R6 Shares (a)	3,829	70,961
Total International Equity		347,706
U.S. Equity — 35.0%
JPMorgan Equity Income Fund Class R6 Shares (a)	6,782	151,161
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	5,159	298,781
JPMorgan Large Cap Value Fund Class R6 Shares (a)	8,684	161,530
JPMorgan Mid Cap Growth Fund Class R6 Shares * (a)	1,714	77,060
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	499	26,669
JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,976	49,068
JPMorgan U.S. Equity Fund Class R6 Shares (a)	23,338	465,590
JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	2,957	180,172
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	7,601	260,265
JPMorgan Value Advantage Fund Class R6 Shares (a)	4,529	159,907
Total U.S. Equity		1,830,203
Total Investment Companies (Cost $4,098,017)		4,697,571
INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 9.2%
Alternative Assets — 0.3%
JPMorgan Realty Income ETF (a)	363	15,407
International Equity — 5.5%
JPMorgan International Research Enhanced Equity ETF (a)	5,049	288,456
U.S. Equity — 3.4%
JPMorgan Market Expansion Enhanced Equity ETF (a)	3,483	174,690
Total Exchange-Traded Funds (Cost $382,560)		478,553
Short-Term Investments — 1.1%
Investment Companies — 1.1%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b) (Cost $58,666)	58,666	58,666
Total Investments — 100.1% (Cost $4,539,243)		5,234,790
Liabilities in Excess of Other Assets — (0.1)%		(6,197)
NET ASSETS — 100.0%		5,228,593

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Investor Funds	9

JPMorgan Investor Conservative Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 93.8%
Alternative Assets — 1.0%
JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	4,342	40,946
Fixed Income — 67.9%
JPMorgan Core Bond Fund Class R6 Shares (a)	126,606	1,290,115
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	79,827	572,357
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	6,624	39,350
JPMorgan Government Bond Fund Class R6 Shares (a)	4,604	43,458
JPMorgan High Yield Fund Class R6 Shares (a)	19,021	117,739
JPMorgan Income Fund Class R6 Shares (a)	32,690	266,421
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	33,016	319,267
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	8,980	80,105
Total Fixed Income		2,728,812
International Equity — 4.3%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	2,011	60,185
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	3,042	47,186
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	1,021	30,559
JPMorgan International Equity Fund Class R6 Shares (a)	1,868	34,619
Total International Equity		172,549
U.S. Equity — 20.6%
JPMorgan Equity Income Fund Class R6 Shares (a)	4,011	89,410
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	2,105	121,874
JPMorgan Large Cap Value Fund Class R6 Shares (a)	3,019	56,157
JPMorgan Mid Cap Growth Fund Class R6 Shares * (a)	1,403	63,080
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	369	19,712
JPMorgan Small Cap Value Fund Class R6 Shares (a)	1,241	30,809
JPMorgan U.S. Equity Fund Class R6 Shares (a)	8,107	161,741
JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	1,659	101,082
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	2,714	92,922
JPMorgan Value Advantage Fund Class R6 Shares (a)	2,565	90,575
Total U.S. Equity		827,362
Total Investment Companies (Cost $3,693,545)		3,769,669
INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 5.4%
Alternative Assets — 0.1%
JPMorgan Realty Income ETF (a)	108	4,589
International Equity — 3.9%
JPMorgan International Research Enhanced Equity ETF (a)	2,761	157,714
U.S. Equity — 1.4%
JPMorgan Market Expansion Enhanced Equity ETF (a)	1,090	54,664
Total Exchange-Traded Funds (Cost $170,386)		216,967
Short-Term Investments — 1.0%
Investment Companies — 1.0%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b) (Cost $40,895)	40,895	40,895
Total Investments — 100.2% (Cost $3,904,826)		4,027,531
Liabilities in Excess of Other Assets — (0.2)%		(7,480)
NET ASSETS — 100.0%		4,020,051

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. Morgan Investor Funds	June 30, 2023

JPMorgan Investor Growth Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 84.9%
Fixed Income — 11.8%
JPMorgan Core Bond Fund Class R6 Shares (a)	37,138	378,432
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	8,673	62,189
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,483	14,750
JPMorgan High Yield Fund Class R6 Shares (a)	8,908	55,142
JPMorgan Income Fund Class R6 Shares (a)	2,397	19,533
Total Fixed Income		530,046
International Equity — 14.8%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	4,003	119,794
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	6,296	97,648
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	4,098	122,706
JPMorgan International Equity Fund Class R6 Shares (a)	10,294	190,756
JPMorgan International Focus Fund Class R6 Shares (a)	5,397	129,417
Total International Equity		660,321
U.S. Equity — 58.3%
JPMorgan Equity Income Fund Class R6 Shares (a)	6,478	144,391
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	9,214	533,605
JPMorgan Large Cap Value Fund Class R6 Shares (a)	21,507	400,023
JPMorgan Mid Cap Growth Fund Class R6 Shares * (a)	1,927	86,652
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	346	18,474
JPMorgan Small Cap Value Fund Class R6 Shares (a)	3,241	80,465
JPMorgan U.S. Equity Fund Class R6 Shares (a)	31,711	632,640
JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	3,787	230,769
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	10,102	345,906
JPMorgan Value Advantage Fund Class R6 Shares (a)	3,962	139,889
Total U.S. Equity		2,612,814
Total Investment Companies (Cost $2,904,549)		3,803,181
Exchange-Traded Funds — 13.3%
Alternative Assets — 0.4%
JPMorgan Realty Income ETF (a)	391	16,564
INVESTMENTS	SHARES (000)	VALUE ($000)

International Equity — 8.0%
JPMorgan International Research Enhanced Equity ETF (a)	6,274	358,417
U.S. Equity — 4.9%
JPMorgan Market Expansion Enhanced Equity ETF (a)	4,426	222,014
Total Exchange-Traded Funds (Cost $539,741)		596,995
Short-Term Investments — 1.8%
Investment Companies — 1.8%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b) (Cost $80,034)	80,034	80,034
Total Investments — 100.0% (Cost $3,524,324)		4,480,210
Liabilities in Excess of Other Assets — (0.0)% ^		(104)
NET ASSETS — 100.0%		4,480,106

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund

^	Amount rounds to less than 0.1% of net assets.
*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Investor Funds	11

JPMorgan Investor Growth & Income Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF June 30, 2023

INVESTMENTS	SHARES (000)	VALUE ($000)
Investment Companies — 88.8%
Fixed Income — 32.4%
JPMorgan Core Bond Fund Class R6 Shares (a)	64,531	657,572
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	39,163	280,795
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	2,681	15,925
JPMorgan High Yield Fund Class R6 Shares (a)	16,027	99,210
JPMorgan Income Fund Class R6 Shares (a)	19,936	162,480
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	5,004	48,393
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	5,357	47,780
Total Fixed Income		1,312,155
International Equity — 10.0%
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	3,287	98,389
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	4,861	75,396
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	2,638	78,969
JPMorgan International Equity Fund Class R6 Shares (a)	4,905	90,884
JPMorgan International Focus Fund Class R6 Shares (a)	2,493	59,784
Total International Equity		403,422
U.S. Equity — 46.4%
JPMorgan Equity Income Fund Class R6 Shares (a)	5,770	128,612
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	7,098	411,056
JPMorgan Large Cap Value Fund Class R6 Shares (a)	12,589	234,147
JPMorgan Mid Cap Growth Fund Class R6 Shares * (a)	1,271	57,126
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	368	19,652
JPMorgan Small Cap Value Fund Class R6 Shares (a)	2,336	58,013
JPMorgan U.S. Equity Fund Class R6 Shares (a)	21,626	431,446
JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	2,210	134,701
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	7,683	263,077
JPMorgan Value Advantage Fund Class R6 Shares (a)	3,900	137,694
Total U.S. Equity		1,875,524
Total Investment Companies (Cost $2,912,110)		3,591,101
INVESTMENTS	SHARES (000)	VALUE ($000)
Exchange-Traded Funds — 10.0%
Alternative Assets — 0.3%
JPMorgan Realty Income ETF (a)	275	11,624
International Equity — 5.7%
JPMorgan International Research Enhanced Equity ETF (a)	4,037	230,645
U.S. Equity — 4.0%
JPMorgan Market Expansion Enhanced Equity ETF (a)	3,213	161,171
Total Exchange-Traded Funds (Cost $341,035)		403,440
Short-Term Investments — 1.3%
Investment Companies — 1.3%
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b) (Cost $51,543)	51,543	51,543
Total Investments — 100.1% (Cost $3,304,688)		4,046,084
Liabilities in Excess of Other Assets — (0.1)%		(4,033)
NET ASSETS — 100.0%		4,042,051

Percentages indicated are based on net assets.

Abbreviations
ETF	Exchange Traded Fund

*	Non-income producing security.
(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
Detailed information about investment portfolios of the underlying funds and ETFs can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in portfolio holdings filed quarterly on Form N-PORT, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.
SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. Morgan Investor Funds	June 30, 2023

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2023
(Amounts in thousands, except per share amounts)

	JPMorgan Investor Balanced Fund	JPMorgan Investor Conservative Growth Fund	JPMorgan Investor Growth Fund	JPMorgan Investor Growth & Income Fund
ASSETS:
Investments in affiliates, at value	$5,234,790	$4,027,531	$4,480,210	$4,046,084
Cash	237	179	281	192
Receivables:
Fund shares sold	4,302	831	5,129	2,838
Dividends from affiliates	1,222	1,204	99	738
Total Assets	5,240,551	4,029,745	4,485,719	4,049,852
LIABILITIES:
Payables:
Distributions	160	46	58	127
Investment securities purchased	1,214	1,198	88	731
Fund shares redeemed	7,677	6,392	3,517	5,113
Accrued liabilities:
Investment advisory fees	208	161	174	160
Distribution fees	1,156	883	835	813
Service fees	1,061	818	754	710
Custodian and accounting fees	37	31	29	28
Trustees’ and Chief Compliance Officer’s fees	—	—	— (a)	—
Other	445	165	158	119
Total Liabilities	11,958	9,694	5,613	7,801
Net Assets	$5,228,593	$4,020,051	$4,480,106	$4,042,051

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Investor Funds	13

STATEMENTS OF ASSETS AND LIABILITIES
AS OF June 30, 2023 (continued)
(Amounts in thousands, except per share amounts)
	JPMorgan Investor Balanced Fund	JPMorgan Investor Conservative Growth Fund	JPMorgan Investor Growth Fund	JPMorgan Investor Growth & Income Fund
NET ASSETS:
Paid-in-Capital	$4,555,290	$3,922,058	$3,487,805	$3,325,853
Total distributable earnings (loss)	673,303	97,993	992,301	716,198
Total Net Assets	$5,228,593	$4,020,051	$4,480,106	$4,042,051
Net Assets:
Class A	$4,466,541	$2,877,376	$3,677,684	$3,621,965
Class C	399,784	469,916	156,403	127,954
Class I	333,425	637,396	554,576	264,025
Class R6	28,843	35,363	91,443	28,107
Total	$5,228,593	$4,020,051	$4,480,106	$4,042,051
Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	305,325	242,867	167,897	208,605
Class C	27,904	39,886	7,969	7,677
Class I	22,731	53,398	24,554	15,560
Class R6	1,969	2,964	4,050	1,656
Net Asset Value (a):
Class A — Redemption price per share	$14.63	$11.85	$21.90	$17.36
Class C — Offering price per share (b)	14.33	11.78	19.63	16.67
Class I — Offering and redemption price per share	14.67	11.94	22.59	16.97
Class R6 — Offering and redemption price per share	14.66	11.93	22.58	16.97
Class A maximum sales charge	4.50%	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$15.32	$12.41	$22.93	$18.18
Cost of investments in affiliates	4,539,243	3,904,826	3,524,324	3,304,688

(a)
Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)
Redemption price for Class C Shares varies based upon length of time the shares are held.
SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. Morgan Investor Funds	June 30, 2023

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED June 30, 2023
(Amounts in thousands)

	JPMorgan Investor Balanced Fund	JPMorgan Investor Conservative Growth Fund	JPMorgan Investor Growth Fund	JPMorgan Investor Growth & Income Fund
INVESTMENT INCOME:
Interest income from affiliates	$— (a)	$— (a)	$—	$1
Dividend income from affiliates	136,276	126,016	76,207	89,600
Total investment income	136,276	126,016	76,207	89,601
EXPENSES:
Investment advisory fees	2,570	2,063	2,051	1,927
Distribution fees:
Class A	10,860	7,301	8,467	8,571
Class C	3,247	4,014	1,159	1,018
Service fees:
Class A	10,860	7,301	8,467	8,571
Class C	1,082	1,338	386	340
Class I	823	1,585	1,292	652
Custodian and accounting fees	138	111	111	105
Professional fees	55	50	51	49
Trustees’ and Chief Compliance Officer’s fees	45	41	40	40
Printing and mailing costs	259	192	252	205
Registration and filing fees	498	170	194	207
Transfer agency fees (See Note 2.D.)	271	160	426	309
Other	85	68	76	69
Total expenses	30,793	24,394	22,972	22,063
Less fees waived	(105)	(78)	(1,042)	(949)
Less expense reimbursements	(2)	(2)	(2)	(2)
Net expenses	30,686	24,314	21,928	21,112
Net investment income (loss)	105,590	101,702	54,279	68,489
REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in affiliates	(30,019)	(33,514)	(7,170)	(16,522)
Distribution of capital gains received from investment company affiliates	73,187	35,065	95,859	70,634
Change in net unrealized appreciation/depreciation on investments in affiliates	269,298	86,666	425,818	287,695
Net realized/unrealized gains (losses)	312,466	88,217	514,507	341,807
Change in net assets resulting from operations	$418,056	$189,919	$568,786	$410,296

(a)
Amount rounds to less than one thousand.
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Investor Funds	15

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED
(Amounts in thousands)

	JPMorgan Investor Balanced Fund		JPMorgan Investor Conservative Growth Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$105,590	$77,374	$101,702	$70,379
Net realized gain (loss) on investments in affiliates	(30,019)	8,832	(33,514)	18,154
Distributions of capital gains received from investment company affiliates	73,187	296,339	35,065	157,504
Change in net unrealized appreciation/depreciation of investments in affiliates	269,298	(1,085,245)	86,666	(771,695)
Change in net assets resulting from operations	418,056	(702,700)	189,919	(525,658)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(290,596)	(210,101)	(172,844)	(120,176)
Class C	(27,368)	(22,723)	(28,991)	(24,048)
Class I	(22,096)	(16,586)	(38,203)	(25,387)
Class R6	(1,626)	(6,278)	(2,215)	(1,620)
Total distributions to shareholders	(341,686)	(255,688)	(242,253)	(171,231)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	7,440	190,252	(210,212)	120,115
NET ASSETS:
Change in net assets	83,810	(768,136)	(262,546)	(576,774)
Beginning of period	5,144,783	5,912,919	4,282,597	4,859,371
End of period	$5,228,593	$5,144,783	$4,020,051	$4,282,597
SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. Morgan Investor Funds	June 30, 2023

	JPMorgan Investor Growth Fund		JPMorgan Investor Growth & Income Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$54,279	$40,854	$68,489	$48,504
Net realized gain (loss) on investments in affiliates	(7,170)	1,328	(16,522)	1,129
Distributions of capital gains received from investment company affiliates	95,859	343,675	70,634	266,625
Change in net unrealized appreciation/depreciation of investments in affiliates	425,818	(1,018,996)	287,695	(858,982)
Change in net assets resulting from operations	568,786	(633,139)	410,296	(542,724)
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(261,319)	(167,117)	(244,002)	(159,512)
Class C	(12,521)	(9,075)	(9,288)	(7,243)
Class I	(39,591)	(26,437)	(19,368)	(14,671)
Class R6	(3,222)	(1,399)	(2,509)	(1,712)
Total distributions to shareholders	(316,653)	(204,028)	(275,167)	(183,138)
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	357,052	445,293	163,479	324,769
NET ASSETS:
Change in net assets	609,185	(391,874)	298,608	(401,093)
Beginning of period	3,870,921	4,262,795	3,743,443	4,144,536
End of period	$4,480,106	$3,870,921	$4,042,051	$3,743,443
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Investor Funds	17

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Investor Balanced Fund		JPMorgan Investor Conservative Growth Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$630,284	$861,017	$417,288	$693,828
Distributions reinvested	288,923	208,807	171,887	119,626
Cost of shares redeemed	(817,982)	(766,828)	(672,534)	(658,320)
Change in net assets resulting from Class A capital transactions	101,225	302,996	(83,359)	155,134
Class C
Proceeds from shares issued	41,914	86,469	31,496	113,574
Distributions reinvested	27,234	22,609	28,887	23,960
Cost of shares redeemed	(143,775)	(168,909)	(197,926)	(255,706)
Change in net assets resulting from Class C capital transactions	(74,627)	(59,831)	(137,543)	(118,172)
Class I
Proceeds from shares issued	64,505	66,262	165,254	255,136
Distributions reinvested	21,548	16,159	37,830	25,157
Cost of shares redeemed	(84,075)	(60,507)	(192,340)	(196,212)
Change in net assets resulting from Class I capital transactions	1,978	21,914	10,744	84,081
Class R6
Proceeds from shares issued	12,346	6,061	2,542	2,262
Distributions reinvested	1,626	6,278	2,215	1,619
Cost of shares redeemed	(35,108)	(87,166)	(4,811)	(4,809)
Change in net assets resulting from Class R6 capital transactions	(21,136)	(74,827)	(54)	(928)
Total change in net assets resulting from capital transactions	$7,440	$190,252	$(210,212)	$120,115
SHARE TRANSACTIONS:
Class A
Issued	43,766	51,845	35,223	51,360
Reinvested	20,584	12,430	14,716	8,797
Redeemed	(56,900)	(46,933)	(56,938)	(49,717)
Change in Class A Shares	7,450	17,342	(6,999)	10,440
Class C
Issued	2,969	5,282	2,672	8,377
Reinvested	1,983	1,364	2,489	1,764
Redeemed	(10,193)	(10,503)	(16,814)	(19,372)
Change in Class C Shares	(5,241)	(3,857)	(11,653)	(9,231)
Class I
Issued	4,481	3,995	13,871	18,875
Reinvested	1,530	961	3,214	1,842
Redeemed	(5,789)	(3,705)	(16,101)	(14,688)
Change in Class I Shares	222	1,251	984	6,029
SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. Morgan Investor Funds	June 30, 2023

	JPMorgan Investor Balanced Fund		JPMorgan Investor Conservative Growth Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R6
Issued	863	358	213	166
Reinvested	115	370	188	119
Redeemed	(2,372)	(5,641)	(402)	(353)
Change in Class R6 Shares	(1,394)	(4,913)	(1)	(68)
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Investor Funds	19

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIODS INDICATED (continued)
(Amounts in thousands)

	JPMorgan Investor Growth Fund		JPMorgan Investor Growth & Income Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$594,322	$784,894	$565,243	$725,144
Distributions reinvested	259,868	166,169	242,594	158,607
Cost of shares redeemed	(579,637)	(560,182)	(610,289)	(537,921)
Change in net assets resulting from Class A capital transactions	274,553	390,881	197,548	345,830
Class C
Proceeds from shares issued	24,590	31,853	17,095	23,872
Distributions reinvested	12,439	9,021	9,234	7,201
Cost of shares redeemed	(43,015)	(44,254)	(46,570)	(56,637)
Change in net assets resulting from Class C capital transactions	(5,986)	(3,380)	(20,241)	(25,564)
Class I
Proceeds from shares issued	79,419	115,247	37,309	56,563
Distributions reinvested	38,302	25,523	18,313	13,248
Cost of shares redeemed	(90,709)	(87,384)	(63,791)	(68,423)
Change in net assets resulting from Class I capital transactions	27,012	53,386	(8,169)	1,388
Class R6
Proceeds from shares issued	67,416	9,488	4,987	3,918
Distributions reinvested	3,221	1,395	2,453	1,672
Cost of shares redeemed	(9,164)	(6,477)	(13,099)	(2,475)
Change in net assets resulting from Class R6 capital transactions	61,473	4,406	(5,659)	3,115
Total change in net assets resulting from capital transactions	$357,052	$445,293	$163,479	$324,769
SHARE TRANSACTIONS:
Class A
Issued	28,325	32,134	33,473	37,226
Reinvested	12,939	6,553	14,844	7,951
Redeemed	(27,705)	(23,113)	(36,218)	(27,916)
Change in Class A Shares	13,559	15,574	12,099	17,261
Class C
Issued	1,308	1,431	1,059	1,263
Reinvested	692	390	589	373
Redeemed	(2,285)	(2,019)	(2,872)	(3,038)
Change in Class C Shares	(285)	(198)	(1,224)	(1,402)
Class I
Issued	3,685	4,585	2,268	2,941
Reinvested	1,850	982	1,145	680
Redeemed	(4,199)	(3,496)	(3,888)	(3,562)
Change in Class I Shares	1,336	2,071	(475)	59
SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. Morgan Investor Funds	June 30, 2023

	JPMorgan Investor Growth Fund		JPMorgan Investor Growth & Income Fund
	Year Ended June 30, 2023	Year Ended June 30, 2022	Year Ended June 30, 2023	Year Ended June 30, 2022
SHARE TRANSACTIONS: (continued)
Class R6
Issued	3,108	377	308	207
Reinvested	154	54	153	87
Redeemed	(424)	(258)	(810)	(129)
Change in Class R6 Shares	2,838	173	(349)	165
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Investor Funds	21

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Balanced Fund
Class A
Year Ended June 30, 2023	$14.44	$0.30	$0.87	$1.17	$(0.29)	$(0.69)	$(0.98)
Year Ended June 30, 2022	17.07	0.22	(2.13)	(1.91)	(0.41)	(0.31)	(0.72)
Year Ended June 30, 2021	14.77	0.21	3.03	3.24	(0.25)	(0.69)	(0.94)
Year Ended June 30, 2020	15.00	0.27	0.46	0.73	(0.27)	(0.69)	(0.96)
Year Ended June 30, 2019	15.30	0.29	0.46	0.75	(0.37)	(0.68)	(1.05)
Class C
Year Ended June 30, 2023	14.16	0.22	0.86	1.08	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2022	16.75	0.13	(2.08)	(1.95)	(0.33)	(0.31)	(0.64)
Year Ended June 30, 2021	14.51	0.12	2.98	3.10	(0.17)	(0.69)	(0.86)
Year Ended June 30, 2020	14.74	0.19	0.46	0.65	(0.19)	(0.69)	(0.88)
Year Ended June 30, 2019	15.06	0.21	0.44	0.65	(0.29)	(0.68)	(0.97)
Class I
Year Ended June 30, 2023	14.47	0.33	0.89	1.22	(0.33)	(0.69)	(1.02)
Year Ended June 30, 2022	17.11	0.26	(2.14)	(1.88)	(0.45)	(0.31)	(0.76)
Year Ended June 30, 2021	14.80	0.25	3.04	3.29	(0.29)	(0.69)	(0.98)
Year Ended June 30, 2020	15.02	0.29	0.48	0.77	(0.30)	(0.69)	(0.99)
Year Ended June 30, 2019	15.33	0.33	0.45	0.78	(0.41)	(0.68)	(1.09)
Class R6
Year Ended June 30, 2023	14.46	0.33	0.92	1.25	(0.36)	(0.69)	(1.05)
Year Ended June 30, 2022	17.10	0.31	(2.15)	(1.84)	(0.49)	(0.31)	(0.80)
Year Ended June 30, 2021	14.79	0.27	3.06	3.33	(0.33)	(0.69)	(1.02)
Year Ended June 30, 2020	15.02	0.34	0.46	0.80	(0.34)	(0.69)	(1.03)
Year Ended June 30, 2019	15.32	0.36	0.45	0.81	(0.43)	(0.68)	(1.11)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. Morgan Investor Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$14.63	8.51%	$4,466,541	0.57%	2.08%	0.58%	8%
14.44	(11.73)	4,301,016	0.57	1.34	0.57	8
17.07	22.40	4,788,045	0.56	1.28	0.57	6
14.77	4.97	3,638,623	0.54	1.85	0.57	26
15.00	5.52	3,458,135	0.52	1.98	0.60	12

14.33	7.98	399,784	1.07	1.56	1.07	8
14.16	(12.17)	469,295	1.07	0.83	1.07	8
16.75	21.78	619,700	1.07	0.75	1.07	6
14.51	4.48	648,738	1.07	1.31	1.07	26
14.74	4.89	758,346	1.08	1.42	1.10	12

14.67	8.84	333,425	0.32	2.31	0.32	8
14.47	(11.54)	325,811	0.32	1.59	0.32	8
17.11	22.72	363,694	0.31	1.54	0.32	6
14.80	5.26	303,555	0.29	1.98	0.32	26
15.02	5.71	478,250	0.27	2.24	0.35	12

14.66	9.11	28,843	0.08	2.31	0.08	8
14.46	(11.33)	48,661	0.07	1.84	0.07	8
17.10	23.03	141,480	0.07	1.69	0.07	6
14.79	5.46	73,386	0.06	2.27	0.07	26
15.02	5.96	86,510	0.09	2.40	0.10	12
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Investor Funds	23

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Conservative Growth Fund
Class A
Year Ended June 30, 2023	$12.00	$0.29	$0.27	$0.56	$(0.29)	$(0.42)	$(0.71)
Year Ended June 30, 2022	13.90	0.20	(1.62)	(1.42)	(0.30)	(0.18)	(0.48)
Year Ended June 30, 2021	12.63	0.20	1.56	1.76	(0.23)	(0.26)	(0.49)
Year Ended June 30, 2020	12.58	0.26	0.37	0.63	(0.26)	(0.32)	(0.58)
Year Ended June 30, 2019	12.61	0.28	0.41	0.69	(0.32)	(0.40)	(0.72)
Class C
Year Ended June 30, 2023	11.94	0.23	0.26	0.49	(0.23)	(0.42)	(0.65)
Year Ended June 30, 2022	13.83	0.13	(1.61)	(1.48)	(0.23)	(0.18)	(0.41)
Year Ended June 30, 2021	12.57	0.13	1.55	1.68	(0.16)	(0.26)	(0.42)
Year Ended June 30, 2020	12.52	0.19	0.37	0.56	(0.19)	(0.32)	(0.51)
Year Ended June 30, 2019	12.55	0.21	0.41	0.62	(0.25)	(0.40)	(0.65)
Class I
Year Ended June 30, 2023	12.08	0.33	0.27	0.60	(0.32)	(0.42)	(0.74)
Year Ended June 30, 2022	13.99	0.24	(1.64)	(1.40)	(0.33)	(0.18)	(0.51)
Year Ended June 30, 2021	12.71	0.24	1.57	1.81	(0.27)	(0.26)	(0.53)
Year Ended June 30, 2020	12.66	0.29	0.37	0.66	(0.29)	(0.32)	(0.61)
Year Ended June 30, 2019	12.69	0.31	0.41	0.72	(0.35)	(0.40)	(0.75)
Class R6
Year Ended June 30, 2023	12.08	0.36	0.26	0.62	(0.35)	(0.42)	(0.77)
Year Ended June 30, 2022	13.98	0.27	(1.63)	(1.36)	(0.36)	(0.18)	(0.54)
Year Ended June 30, 2021	12.70	0.27	1.57	1.84	(0.30)	(0.26)	(0.56)
Year Ended June 30, 2020	12.65	0.37	0.32	0.69	(0.32)	(0.32)	(0.64)
Year Ended June 30, 2019	12.68	0.35	0.38	0.73	(0.36)	(0.40)	(0.76)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. Morgan Investor Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$11.85	4.86%	$2,877,376	0.57%	2.49%	0.57%	5%
12.00	(10.59)	2,998,252	0.57	1.50	0.57	8
13.90	14.14	3,327,682	0.56	1.49	0.57	3
12.63	5.13	2,428,688	0.54	2.08	0.57	21
12.58	5.80	2,170,888	0.52	2.25	0.60	10

11.78	4.28	469,916	1.07	1.95	1.07	5
11.94	(11.02)	615,133	1.07	0.98	1.07	8
13.83	13.54	840,217	1.07	0.96	1.07	3
12.57	4.60	967,282	1.07	1.54	1.07	21
12.52	5.24	1,113,797	1.08	1.69	1.10	10

11.94	5.18	637,396	0.32	2.75	0.32	5
12.08	(10.37)	633,390	0.32	1.75	0.32	8
13.99	14.41	649,055	0.31	1.79	0.32	3
12.71	5.35	130,768	0.29	2.32	0.33	21
12.66	6.03	138,655	0.27	2.51	0.36	10

11.93	5.36	35,363	0.07	2.99	0.07	5
12.08	(10.08)	35,822	0.07	1.99	0.07	8
13.98	14.70	42,417	0.07	2.02	0.07	3
12.70	5.57	7,862	0.08	2.91	0.09	21
12.65	6.19	996	0.12	2.78	0.12	10
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Investor Funds	25

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Growth Fund
Class A
Year Ended June 30, 2023	$20.71	$0.27	$2.59	$2.86	$(0.27)	$(1.40)	$(1.67)
Year Ended June 30, 2022	25.19	0.23	(3.56)	(3.33)	(0.68)	(0.47)	(1.15)
Year Ended June 30, 2021	19.50	0.16	7.08	7.24	(0.22)	(1.33)	(1.55)
Year Ended June 30, 2020	20.15	0.24	0.73	0.97	(0.23)	(1.39)	(1.62)
Year Ended June 30, 2019	20.80	0.27	0.55	0.82	(0.46)	(1.01)	(1.47)
Class C
Year Ended June 30, 2023	18.73	0.15	2.32	2.47	(0.17)	(1.40)	(1.57)
Year Ended June 30, 2022	22.94	0.09	(3.22)	(3.13)	(0.61)	(0.47)	(1.08)
Year Ended June 30, 2021	17.92	0.03	6.49	6.52	(0.17)	(1.33)	(1.50)
Year Ended June 30, 2020	18.67	0.12	0.68	0.80	(0.16)	(1.39)	(1.55)
Year Ended June 30, 2019	19.43	0.14	0.51	0.65	(0.40)	(1.01)	(1.41)
Class I
Year Ended June 30, 2023	21.30	0.33	2.67	3.00	(0.31)	(1.40)	(1.71)
Year Ended June 30, 2022	25.87	0.29	(3.66)	(3.37)	(0.73)	(0.47)	(1.20)
Year Ended June 30, 2021	19.99	0.22	7.26	7.48	(0.27)	(1.33)	(1.60)
Year Ended June 30, 2020	20.62	0.28	0.76	1.04	(0.28)	(1.39)	(1.67)
Year Ended June 30, 2019	21.24	0.32	0.58	0.90	(0.51)	(1.01)	(1.52)
Class R6
Year Ended June 30, 2023	21.29	0.39	2.66	3.05	(0.36)	(1.40)	(1.76)
Year Ended June 30, 2022	25.86	0.35	(3.66)	(3.31)	(0.79)	(0.47)	(1.26)
Year Ended June 30, 2021	19.98	0.28	7.25	7.53	(0.32)	(1.33)	(1.65)
Year Ended June 30, 2020	20.61	0.33	0.75	1.08	(0.32)	(1.39)	(1.71)
Year Ended June 30, 2019	21.23	0.36	0.57	0.93	(0.54)	(1.01)	(1.55)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. Morgan Investor Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$21.90	14.63%	$3,677,684	0.55%	1.31%	0.58%	3%
20.71	(14.03)	3,195,974	0.55	0.93	0.58	1
25.19	38.24	3,494,958	0.55	0.70	0.59	2
19.50	4.69	2,330,222	0.54	1.23	0.59	21
20.15	4.89	2,129,765	0.52	1.33	0.62	7

19.63	14.07	156,403	1.08	0.77	1.08	3
18.73	(14.49)	154,615	1.08	0.39	1.08	1
22.94	37.52	193,877	1.08	0.15	1.08	2
17.92	4.09	170,927	1.08	0.67	1.09	21
18.67	4.31	191,971	1.09	0.77	1.12	7

22.59	14.95	554,576	0.32	1.53	0.32	3
21.30	(13.82)	494,526	0.32	1.15	0.32	1
25.87	38.55	547,092	0.31	0.94	0.32	2
19.99	4.92	375,434	0.29	1.41	0.33	21
20.62	5.18	454,039	0.27	1.59	0.36	7

22.58	15.23	91,443	0.08	1.82	0.08	3
21.29	(13.62)	25,806	0.08	1.40	0.09	1
25.86	38.86	26,868	0.09	1.17	0.09	2
19.98	5.13	13,768	0.10	1.67	0.10	21
20.61	5.35	10,299	0.11	1.77	0.12	7
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Investor Funds	27

FINANCIAL HIGHLIGHTS
FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(a)(b)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
JPMorgan Investor Growth & Income Fund
Class A
Year Ended June 30, 2023	$16.81	$0.30	$1.47	$1.77	$(0.29)	$(0.93)	$(1.22)
Year Ended June 30, 2022	20.06	0.22	(2.62)	(2.40)	(0.50)	(0.35)	(0.85)
Year Ended June 30, 2021	16.59	0.19	4.57	4.76	(0.24)	(1.05)	(1.29)
Year Ended June 30, 2020	16.94	0.26	0.61	0.87	(0.25)	(0.97)	(1.22)
Year Ended June 30, 2019	17.41	0.28	0.52	0.80	(0.40)	(0.87)	(1.27)
Class C
Year Ended June 30, 2023	16.18	0.20	1.43	1.63	(0.21)	(0.93)	(1.14)
Year Ended June 30, 2022	19.34	0.12	(2.53)	(2.41)	(0.40)	(0.35)	(0.75)
Year Ended June 30, 2021	16.04	0.09	4.40	4.49	(0.14)	(1.05)	(1.19)
Year Ended June 30, 2020	16.41	0.16	0.61	0.77	(0.17)	(0.97)	(1.14)
Year Ended June 30, 2019	16.92	0.18	0.49	0.67	(0.31)	(0.87)	(1.18)
Class I
Year Ended June 30, 2023	16.45	0.33	1.45	1.78	(0.33)	(0.93)	(1.26)
Year Ended June 30, 2022	19.65	0.27	(2.57)	(2.30)	(0.55)	(0.35)	(0.90)
Year Ended June 30, 2021	16.28	0.23	4.47	4.70	(0.28)	(1.05)	(1.33)
Year Ended June 30, 2020	16.64	0.29	0.61	0.90	(0.29)	(0.97)	(1.26)
Year Ended June 30, 2019	17.14	0.32	0.50	0.82	(0.45)	(0.87)	(1.32)
Class R6
Year Ended June 30, 2023	16.45	0.38	1.44	1.82	(0.37)	(0.93)	(1.30)
Year Ended June 30, 2022	19.65	0.31	(2.57)	(2.26)	(0.59)	(0.35)	(0.94)
Year Ended June 30, 2021	16.27	0.28	4.47	4.75	(0.32)	(1.05)	(1.37)
Year Ended June 30, 2020	16.64	0.33	0.60	0.93	(0.33)	(0.97)	(1.30)
Year Ended June 30, 2019	17.13	0.26	0.59	0.85	(0.47)	(0.87)	(1.34)

(a)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(b)	Calculated based upon average shares outstanding.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Includes interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(e)	Does not include expenses of Underlying Funds.
SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. Morgan Investor Funds	June 30, 2023

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge)(c)	Net assets, end of period (000's)	Net expenses(d)(e)	Net investment income (loss)	Expenses without waivers and reimbursements(e)	Portfolio turnover rate

$17.36	11.14%	$3,621,965	0.55%	1.78%	0.58%	8%
16.81	(12.60)	3,302,595	0.55	1.16	0.58	4
20.06	29.49	3,595,109	0.55	1.03	0.58	4
16.59	5.14	2,593,685	0.54	1.55	0.58	27
16.94	5.45	2,430,409	0.52	1.67	0.61	12

16.67	10.62	127,954	1.07	1.23	1.07	8
16.18	(13.06)	144,027	1.07	0.61	1.08	4
19.34	28.77	199,275	1.07	0.49	1.07	4
16.04	4.62	203,007	1.07	1.00	1.08	27
16.41	4.78	237,376	1.09	1.11	1.11	12

16.97	11.47	264,025	0.32	1.99	0.32	8
16.45	(12.40)	263,812	0.32	1.39	0.32	4
19.65	29.74	313,988	0.31	1.25	0.32	4
16.28	5.45	210,480	0.29	1.79	0.33	27
16.64	5.62	224,050	0.27	1.93	0.36	12

16.97	11.76	28,107	0.07	2.31	0.07	8
16.45	(12.17)	33,009	0.07	1.62	0.07	4
19.65	30.11	36,164	0.07	1.50	0.07	4
16.27	5.62	25,466	0.06	2.02	0.07	27
16.64	5.85	13,949	0.08	1.60	0.09	12
SEE NOTES TO FINANCIAL STATEMENTS.

June 30, 2023	J.P. Morgan Investor Funds	29

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023
(Dollar values in thousands)
1. Organization
JPMorgan Trust II (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
The following are 4 separate funds of the Trust (each, a "Fund" and collectively, the "Funds") covered by this report:
	Classes Offered	Diversification Classification
JPMorgan Investor Balanced Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Investor Conservative Growth Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Investor Growth Fund	Class A, Class C, Class I and Class R6	Diversified
JPMorgan Investor Growth & Income Fund	Class A, Class C, Class I and Class R6	Diversified
The investment objective of JPMorgan Investor Balanced Fund (“Investor Balanced Fund”) is to seek high total return consistent with the preservation of capital by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity and fixed income securities.
The investment objective of JPMorgan Investor Conservative Growth Fund (“Investor Conservative Growth Fund”) is to seek income and capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in fixed income and equity securities.
The investment objective of JPMorgan Investor Growth Fund (“Investor Growth Fund”) is to seek long-term capital appreciation by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.
The investment objective of JPMorgan Investor Growth & Income Fund (“Investor Growth & Income Fund”) is to seek long-term capital appreciation and growth of income by investing primarily in a diversified group of mutual funds within the same group of investment companies that invest primarily in equity securities.
Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge ("CDSC"). No sales charges are assessed with respect to Class I and Class R6 shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds' prospectus. Class C Shares automatically convert to Class A Shares after eight years. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.
J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), acts as adviser (the “Adviser”) and administrator (the “Administrator”) to the Funds.
2. Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect (i) the reported amounts of assets and liabilities, (ii) disclosure of contingent assets and liabilities at the date of the financial statements, and (iii) the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
A. Valuation of Investments — Investments are valued in accordance with GAAP and the Funds' valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the "Board"), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the 1940 Act, the Board is required to determine fair value for securities that do not have readily available market quotations.  Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Funds on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of investments held in the Funds. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.

30	J.P. Morgan Investor Funds	June 30, 2023

This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
Investments in open-end investment companies, excluding exchange-traded funds (“ETFs”) (“Underlying Funds”), are valued at each Underlying Fund’s net asset value ("NAV") per share as of the report date.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Funds' investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds' assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following tables represent each valuation input as presented on the Schedules of Portfolio Investments ("SOIs"):
Investor Balanced Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$5,234,790	$—	$—	$5,234,790

(a)	Please refer to the SOI for specifics of portfolio holdings.

Investor Conservative Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,027,531	$—	$—	$4,027,531

(a)	Please refer to the SOI for specifics of portfolio holdings.

Investor Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,480,210	$—	$—	$4,480,210

(a)	Please refer to the SOI for specifics of portfolio holdings.

Investor Growth & Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$4,046,084	$—	$—	$4,046,084

(a)	Please refer to the SOI for specifics of portfolio holdings.

June 30, 2023	J.P. Morgan Investor Funds	31

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
B. Investment Transactions with Affiliates — The Funds invested in Underlying Funds and ETFs advised by the Adviser. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the financial statements, the Funds assume the issuers listed in the tables below to be affiliated issuers. The Underlying Funds’ and ETFs' distributions may be reinvested into such Underlying Funds and ETFs. Reinvestment amounts are included in the purchases at cost amounts in the tables below.
Investor Balanced Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$1,121,166	$152,772	$59,069	$(10,881)	$(32,377)	$1,171,611	114,977	$37,696	$66
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	528,737	91,422	15,138	(2,897)	(18,377)	583,747	81,415	21,484	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	41,974	2,706	—	—	987	45,667	7,688	2,706	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	115,761	765	8,976	(2,074)	7,619	113,095	3,779	765	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	81,630	1,892	2,640	(732)	(79)	80,071	5,163	1,892	—
JPMorgan Equity Income Fund Class R6 Shares (a)	170,007	6,190	31,408	5,296	1,076	151,161	6,782	3,639	2,551
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	81,888	1,010	16,485	409	16,757	83,579	2,792	1,010	—
JPMorgan High Yield Fund Class R6 Shares (a)	136,467	9,460	—	—	871	146,798	23,715	9,460	—
JPMorgan Income Fund Class R6 Shares (a)	267,933	16,724	4,623	(690)	(9,386)	269,958	33,124	14,076	—
JPMorgan International Equity Fund Class R6 Shares (a)	74,579	1,931	16,353	(584)	11,388	70,961	3,829	1,930	—
JPMorgan International Research Enhanced Equity ETF (a)	297,297	—	57,494	(1,203)	49,856	288,456	5,049	7,316	—
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	262,035	17,565	39,942	(5,856)	64,979	298,781	5,159	1,610	7,407
JPMorgan Large Cap Value Fund Class R6 Shares (a)	171,845	14,198	35,062	6,990	3,559	161,530	8,684	2,833	6,337
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	206,881	6,135	27,118	(1,420)	(300)	184,178	19,046	6,135	—
JPMorgan Market Expansion Enhanced Equity ETF (a)	187,221	—	30,712	(2,353)	20,534	174,690	3,483	2,303	8,324
JPMorgan Mid Cap Growth Fund Class R6 Shares (a) *	66,533	514	2,615	(921)	13,549	77,060	1,714	—	513
JPMorgan Realty Income ETF (a)	62,022	—	40,651	(6,626)	662	15,407	363	1,166	3,977
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	84,387	2,381	9,264	(786)	(273)	76,445	8,570	2,382	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	25,263	2,849	1,542	(499)	598	26,669	499	106	2,744
JPMorgan Small Cap Value Fund Class R6 Shares (a)	50,005	4,450	5,277	(587)	477	49,068	1,976	701	3,749
JPMorgan U.S. Equity Fund Class R6 Shares (a)	439,792	33,569	66,302	2,274	56,257	465,590	23,338	5,444	15,556
JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	167,370	7,199	30,094	(5,818)	41,515	180,172	2,957	993	6,206
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	54,869	411,854	408,057	—	—	58,666	58,666	2,882	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	226,519	14,011	19,758	(1,130)	40,623	260,265	7,601	3,153	3,317

32	J.P. Morgan Investor Funds	June 30, 2023

Investor Balanced Fund (continued)
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	$38,970	$1,569	$—	$—	$719	$41,258	4,375	$1,568	$—
JPMorgan Value Advantage Fund Class R6 Shares (a)	188,990	17,980	45,196	69	(1,936)	159,907	4,529	3,026	12,440
Total	$5,150,141	$819,146	$973,776	$(30,019)	$269,298	$5,234,790		$136,276	$73,187

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Non-income producing security.

Investor Conservative Growth Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$1,358,089	$68,320	$85,496	$(17,565)	$(33,233)	$1,290,115	126,606	$43,356	$76
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	574,208	38,098	18,176	(3,913)	(17,860)	572,357	79,827	22,003	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	36,167	2,333	—	—	850	39,350	6,624	2,332	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	71,438	446	14,781	(3,023)	6,105	60,185	2,011	446	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	52,721	1,222	6,085	(1,699)	1,027	47,186	3,042	1,222	—
JPMorgan Equity Income Fund Class R6 Shares (a)	102,227	3,670	20,601	3,855	259	89,410	4,011	2,161	1,509
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	29,111	345	4,937	91	5,949	30,559	1,021	345	—
JPMorgan Government Bond Fund Class R6 Shares (a)	47,053	1,119	2,824	(523)	(1,367)	43,458	4,604	1,119	—
JPMorgan High Yield Fund Class R6 Shares (a)	115,153	7,914	6,063	(1,052)	1,787	117,739	19,021	7,914	—
JPMorgan Income Fund Class R6 Shares (a)	277,022	16,984	17,351	(2,642)	(7,592)	266,421	32,690	14,391	—
JPMorgan International Equity Fund Class R6 Shares (a)	29,048	4,035	3,304	(523)	5,363	34,619	1,868	804	—
JPMorgan International Research Enhanced Equity ETF (a)	169,006	2,859	39,418	(1,770)	27,037	157,714	2,761	3,697	—
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	114,698	3,770	21,179	(3,349)	27,934	121,874	2,105	673	3,097
JPMorgan Large Cap Value Fund Class R6 Shares (a)	60,261	3,243	11,061	992	2,722	56,157	3,019	995	2,248
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	368,006	10,844	56,534	(3,489)	440	319,267	33,016	10,844	—
JPMorgan Market Expansion Enhanced Equity ETF (a)	64,914	—	16,704	688	5,766	54,664	1,090	720	2,605
JPMorgan Mid Cap Growth Fund Class R6 Shares (a) *	58,280	420	6,116	(2,441)	12,937	63,080	1,403	—	420
JPMorgan Realty Income ETF (a)	48,540	—	38,814	(6,524)	1,387	4,589	108	861	3,246
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	100,220	2,558	21,420	(2,030)	777	80,105	8,980	2,559	—

June 30, 2023	J.P. Morgan Investor Funds	33

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
Investor Conservative Growth Fund (continued)
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	$19,147	$2,106	$1,614	$(585)	$658	$19,712	369	$78	$2,028
JPMorgan Small Cap Value Fund Class R6 Shares (a)	33,349	2,905	5,539	(803)	897	30,809	1,241	451	2,454
JPMorgan U.S. Equity Fund Class R6 Shares (a)	176,483	13,553	50,544	14,078	8,171	161,741	8,107	1,956	5,539
JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	97,267	4,079	20,835	(3,774)	24,345	101,082	1,659	563	3,516
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	40,582	484,049	483,736	—	—	40,895	40,895	2,067	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	89,241	6,339	17,488	1,960	12,870	92,922	2,714	1,133	1,167
JPMorgan Unconstrained Debt Fund Class R6 Shares (a)	41,887	1,584	3,244	(394)	1,113	40,946	4,342	1,584	—
JPMorgan Value Advantage Fund Class R6 Shares (a)	115,532	8,901	33,103	921	(1,676)	90,575	2,565	1,742	7,160
Total	$4,289,650	$691,696	$1,006,967	$(33,514)	$86,666	$4,027,531		$126,016	$35,065

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Non-income producing security.

Investor Growth Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$322,885	$68,419	$—	$—	$(12,872)	$378,432	37,138	$11,284	$19
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	40,726	23,064	—	—	(1,601)	62,189	8,673	1,998	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	13,557	874	—	—	319	14,750	2,483	874	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	113,981	753	—	—	5,060	119,794	4,003	753	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	91,620	7,290	—	—	(1,262)	97,648	6,296	2,124	—
JPMorgan Equity Income Fund Class R6 Shares (a)	143,894	6,020	10,462	(295)	5,234	144,391	6,478	3,473	2,547
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	99,018	1,330	—	—	22,358	122,706	4,098	1,330	—
JPMorgan High Yield Fund Class R6 Shares (a)	51,261	3,554	—	—	327	55,142	8,908	3,553	—
JPMorgan Income Fund Class R6 Shares (a)	19,243	1,013	—	—	(723)	19,533	2,397	1,013	—
JPMorgan International Equity Fund Class R6 Shares (a)	159,302	4,724	—	—	26,730	190,756	10,294	4,724	—
JPMorgan International Focus Fund Class R6 Shares (a)	109,298	4,329	—	—	15,790	129,417	5,397	4,329	—
JPMorgan International Research Enhanced Equity ETF (a)	302,986	—	—	—	55,431	358,417	6,274	8,222	—
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	380,188	60,207	—	—	93,210	533,605	9,214	2,544	11,708

34	J.P. Morgan Investor Funds	June 30, 2023

Investor Growth Fund (continued)
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Large Cap Value Fund Class R6 Shares (a)	$408,278	$23,046	$54,167	$2,929	$19,937	$400,023	21,507	$7,034	$16,012
JPMorgan Market Expansion Enhanced Equity ETF (a)	202,804	—	—	—	19,210	222,014	4,426	2,926	10,580
JPMorgan Mid Cap Growth Fund Class R6 Shares (a) *	57,260	16,123	—	—	13,269	86,652	1,927	—	555
JPMorgan Realty Income ETF (a)	39,538	—	17,832	(5,592)	450	16,564	391	945	3,019
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	16,520	1,974	—	—	(20)	18,474	346	74	1,901
JPMorgan Small Cap Value Fund Class R6 Shares (a)	87,256	7,847	14,170	(2,039)	1,571	80,465	3,241	1,218	6,630
JPMorgan U.S. Equity Fund Class R6 Shares (a)	535,847	27,613	3,347	(508)	73,035	632,640	31,711	7,173	20,440
JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	181,328	8,156	—	—	41,285	230,769	3,787	1,125	7,030
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	59,311	232,278	211,555	—	—	80,034	80,034	2,614	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	288,732	8,671	2,092	(370)	50,965	345,906	10,102	4,211	4,459
JPMorgan Value Advantage Fund Class R6 Shares (a)	148,090	13,625	18,646	(1,295)	(1,885)	139,889	3,962	2,666	10,959
Total	$3,872,923	$520,910	$332,271	$(7,170)	$425,818	$4,480,210		$76,207	$95,859

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Non-income producing security.

Investor Growth & Income Fund
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan Core Bond Fund Class R6 Shares (a)	$596,008	$103,801	$18,304	$(3,676)	$(20,257)	$657,572	64,531	$20,715	$36
JPMorgan Core Plus Bond Fund Class R6 Shares (a)	234,389	66,535	10,230	(2,143)	(7,756)	280,795	39,163	9,786	—
JPMorgan Emerging Markets Debt Fund Class R6 Shares (a)	14,637	944	—	—	344	15,925	2,681	944	—
JPMorgan Emerging Markets Equity Fund Class R6 Shares (a)	89,768	4,490	—	—	4,131	98,389	3,287	594	—
JPMorgan Emerging Markets Research Enhanced Equity Fund Class R6 Shares (a)	68,622	7,436	—	—	(662)	75,396	4,861	1,590	—
JPMorgan Equity Income Fund Class R6 Shares (a)	136,640	5,294	18,579	1,739	3,518	128,612	5,770	3,057	2,237
JPMorgan Europe Dynamic Fund Class R6 Shares (a)	70,828	952	8,665	149	15,705	78,969	2,638	951	—
JPMorgan High Yield Fund Class R6 Shares (a)	92,227	6,393	—	—	590	99,210	16,027	6,393	—
JPMorgan Income Fund Class R6 Shares (a)	160,069	8,424	—	—	(6,013)	162,480	19,936	8,425	—
JPMorgan International Equity Fund Class R6 Shares (a)	89,522	2,471	15,066	(2,324)	16,281	90,884	4,905	2,470	—
JPMorgan International Focus Fund Class R6 Shares (a)	50,490	2,000	—	—	7,294	59,784	2,493	2,000	—

June 30, 2023	J.P. Morgan Investor Funds	35

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
Investor Growth & Income Fund (continued)
For the year ended June 30, 2023
Security Description	Value at June 30, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at June 30, 2023	Shares at June 30, 2023	Dividend Income	Capital Gain Distributions
JPMorgan International Research Enhanced Equity ETF (a)	$226,124	$—	$34,699	$(2,919)	$42,139	$230,645	4,037	$5,854	$—
JPMorgan Large Cap Growth Fund Class R6 Shares (a)	319,065	42,358	27,022	(4,223)	80,878	411,056	7,098	2,037	9,372
JPMorgan Large Cap Value Fund Class R6 Shares (a)	238,224	20,792	38,920	3,978	10,073	234,147	12,589	4,084	9,132
JPMorgan Limited Duration Bond Fund Class R6 Shares (a)	47,161	1,571	—	—	(339)	48,393	5,004	1,571	—
JPMorgan Market Expansion Enhanced Equity ETF (a)	150,668	—	3,768	(593)	14,864	161,171	3,213	2,124	7,680
JPMorgan Mid Cap Growth Fund Class R6 Shares (a) *	47,594	375	—	—	9,157	57,126	1,271	—	375
JPMorgan Realty Income ETF (a)	37,937	—	22,941	(3,416)	44	11,624	275	724	2,335
JPMorgan Short Duration Core Plus Fund Class R6 Shares (a)	46,973	1,488	—	—	(681)	47,780	5,357	1,489	—
JPMorgan Small Cap Equity Fund Class R6 Shares (a)	17,573	2,100	—	—	(21)	19,652	368	78	2,022
JPMorgan Small Cap Value Fund Class R6 Shares (a)	69,256	5,502	17,784	110	929	58,013	2,336	849	4,653
JPMorgan Strategic Income Opportunities Fund Class R6 Shares (a)	10,609	24	10,654	(160)	181	—	—	24	—
JPMorgan U.S. Equity Fund Class R6 Shares (a)	388,697	19,753	28,888	(900)	52,784	431,446	21,626	5,087	14,665
JPMorgan U.S. GARP Equity Fund Class R6 Shares (a)	108,780	4,893	3,537	(603)	25,168	134,701	2,210	675	4,218
JPMorgan U.S. Government Money Market Fund Class IM Shares, 5.05% (a) (b)	55,602	251,655	255,714	—	—	51,543	51,543	2,266	—
JPMorgan U.S. Research Enhanced Equity Fund Class R6 Shares (a)	228,570	6,779	11,857	(1,236)	40,821	263,077	7,683	3,280	3,498
JPMorgan Value Advantage Fund Class R6 Shares (a)	146,980	17,490	24,994	(305)	(1,477)	137,694	3,900	2,533	10,411
Total	$3,743,013	$583,520	$551,622	$(16,522)	$287,695	$4,046,084		$89,600	$70,634

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of June 30, 2023.
*	Non-income producing security.
C. Security Transactions and Investment Income— Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Distributions of net investment income and realized capital gains from the Underlying Funds and ETFs are recorded on the ex-dividend date.
D. Allocation of Income and Expenses— Expenses directly attributable to a Fund are charged directly to that Fund, while the expenses attributable to more than one fund of the Trust are allocated among the applicable funds. Investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.
Transfer agency fees are class-specific expenses. The amount of the transfer agency fees charged to each share class of the Funds for the year ended June 30, 2023 are as follows:
	Class A	Class C	Class I	Class R6	Total
Investor Balanced Fund
Transfer agency fees	$240	$16	$11	$4	$271

36	J.P. Morgan Investor Funds	June 30, 2023

	Class A	Class C	Class I	Class R6	Total
Investor Conservative Growth Fund
Transfer agency fees	$130	$12	$17	$1	$160
Investor Growth Fund
Transfer agency fees	379	18	23	6	426
Investor Growth & Income Fund
Transfer agency fees	288	10	10	1	309
The Funds invested in Underlying Funds and ETFs and, as a result bear a portion of the expenses incurred by these Underlying Funds and ETFs. These expenses are not reflected in the expenses shown on the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds and ETFs are waived as described in Note 3.F.
E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds' tax positions for all open tax years and has determined that as of June 30, 2023, no liability for Federal income tax is required in the Funds' financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each Fund's Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
F. Distributions to Shareholders— Distributions from net investment income, if any, are generally declared and paid at least quarterly, except for Investor Conservative Growth Fund, for which distributions are generally declared and paid at least monthly. Distributions are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax basis treatment.
The following amounts were reclassified within the capital accounts:
	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
Investor Balanced Fund	$—	$(184)	$184
Investor Conservative Growth Fund	—	(102)	102
Investor Growth Fund	—	(62)	62
Investor Growth & Income Fund	—	(136)	136
The reclassifications for the Funds relate primarily to tax adjustments on certain investments and redesignation of dividends.
3. Fees and Other Transactions with Affiliates
A. Investment Advisory Fee — Pursuant to an Investment Advisory Agreement, the Adviser manages the investments of each Fund and for such services is paid a fee. The investment advisory fee is accrued daily and paid monthly at an annual rate of 0.05% of the Funds' average daily net assets.
The Adviser waived investment advisory fees and/or reimbursed expenses as outlined in Note 3.F.
B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to each Fund. The Administrator does not receive a fee for these services.
JPMorgan Chase Bank, N.A. ("JPMCB"), a wholly-owned subsidiary of JPMorgan, serves as the Funds' sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

June 30, 2023	J.P. Morgan Investor Funds	37

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as each Fund's principal underwriter and promotes and arranges for the sale of each Fund's shares.
The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds, as applicable, pursuant to Rule 12b-1 under the 1940 Act. Class I and Class R6 Shares of the Funds do not charge a distribution fee. The Distribution Plan provides that each Fund shall pay, with respect to the applicable share classes, distribution fees, including payments to JPMDS, at annual rates of the average daily net assets as shown in the table below:
Class A	Class C
0.25	0.75
In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended June 30, 2023, JPMDS retained the following:
	Front-End Sales Charge	CDSC
Investor Balanced Fund	$143	$3
Investor Conservative Growth Fund	73	1
Investor Growth Fund	231	1
Investor Growth & Income Fund	130	2
D. Service Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to fund shareholders. For performing these services, JPMDS receives a fee with respect to all share classes, except Class R6 Shares which do not charge a service fee, that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:
Class A	Class C	Class I
0.25%	0.25%	0.25%
JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds. Pursuant to such contracts, JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.
JPMDS waived service fees as outlined in Note 3.F.
E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. For performing these services, the Funds pay JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees on the Statements of Operations.
Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the Statements of Operations.
Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the Statements of Operations.
F. Waivers and Reimbursements —The Adviser, Administrator and/or JPMDS have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceed the percentages of the Funds' respective average daily net assets as shown in the table below:
	Class A	Class C	Class I	Class R6
JPMorgan Investor Balanced Fund	n/a	n/a	n/a	n/a
JPMorgan Investor Conservative Growth Fund	n/a	n/a	n/a	n/a
JPMorgan Investor Growth Fund	0.55%	n/a	n/a	n/a
JPMorgan Investor Growth & Income Fund	0.55	n/a	n/a	n/a
The expense limitation agreements were in effect for the year ended June 30, 2023 and the contractual expense limitation percentages in the table above are in place until at least October 31, 2024.
The Underlying Funds may impose separate advisory and service fees. To avoid charging a service fee at an effective rate above 0.25% for Class A, Class C and Class I Shares, JPMDS will waive service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of

38	J.P. Morgan Investor Funds	June 30, 2023

service fees charged by the Underlying Funds up to 0.25% for Class A, Class C and Class I Shares. These waivers may be in addition to any waivers required to meet the Funds’ contractual expense limitations, but will not exceed the Funds’ service fees.
For the year ended June 30, 2023, the Funds' service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.
	Contractual Waivers
	Investment Advisory Fees	Service Fees	Total
Investor Balanced Fund	$9	$—	$9
Investor Conservative Growth Fund	7	—	7
Investor Growth Fund	7	952	959
Investor Growth & Income Fund	7	866	873
Additionally, the Funds may invest in one or more money market funds advised by the Adviser (affiliated money market funds). The Adviser, Administrator and/or JPMDS, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the applicable Fund’s investment in such affiliated money market fund, except for investments of securities lending cash collateral. None of these parties expect the Funds to repay any such waived fees and/ or reimbursed expenses in future years.
The amounts of these waivers resulting from investments in these money market funds for the year ended June 30, 2023 were as follows:

Investor Balanced Fund	$96
Investor Conservative Growth Fund	71
Investor Growth Fund	83
Investor Growth & Income Fund	76
JPMIM voluntarily agreed to reimburse the Funds for the Trustee Fees paid to one of the interested Trustees. For the year ended June 30, 2023, the amount of these reimbursements were as follows:

Investor Balanced Fund	$2
Investor Conservative Growth Fund	2
Investor Growth Fund	2
Investor Growth & Income Fund	2
G. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS.  Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.
The Board designated and appointed a Chief Compliance Officer to the Funds pursuant to Rule 38a-1 under the 1940 Act. Each Fund, along with affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the Statements of Operations.
The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.
4. Investment Transactions
During the year ended June 30, 2023, purchases and sales of investments (excluding short-term investments) were as follows:
	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Investor Balanced Fund	$407,291	$565,718
Investor Conservative Growth Fund	207,645	523,228
Investor Growth Fund	288,632	120,716
Investor Growth & Income Fund	331,865	295,908

June 30, 2023	J.P. Morgan Investor Funds	39

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
During the year ended June 30, 2023, there were no purchases or sales of U.S. Government securities.
5. Federal Income Tax Matters
For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments held at June 30, 2023 were as follows:
	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$4,617,294	$884,487	$266,991	$617,496
Investor Conservative Growth Fund	3,940,618	406,873	319,960	86,913
Investor Growth Fund	3,577,933	978,474	76,197	902,277
Investor Growth & Income Fund	3,387,027	807,164	148,107	659,057
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals.
The tax character of distributions paid during the year ended June 30, 2023 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Investor Balanced Fund	$104,435	$237,251	$341,686
Investor Conservative Growth Fund	103,736	138,517	242,253
Investor Growth Fund	53,765	262,888	316,653
Investor Growth & Income Fund	67,948	207,219	275,167

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
The tax character of distributions paid during the year ended June 30, 2022 was as follows:
	Ordinary Income*	Net Long-Term Capital Gains	Total Distributions Paid
Investor Balanced Fund	$154,019	$101,669	$255,688
Investor Conservative Growth Fund	113,886	57,345	171,231
Investor Growth Fund	123,554	80,474	204,028
Investor Growth & Income Fund	111,367	71,771	183,138

*	Short-term gain distributions are treated as ordinary income for income tax purposes.
As of June 30, 2023, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:
	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Investor Balanced Fund	$2,746	$54,874	$617,496
Investor Conservative Growth Fund	1,706	11,132	86,913
Investor Growth Fund	806	89,940	902,277
Investor Growth & Income Fund	1,335	58,772	659,057
The cumulative timing differences primarily consist of post-October capital loss deferrals and wash sale loss deferrals.
As of June 30, 2023, the Funds did not have any net capital loss carryforwards.

40	J.P. Morgan Investor Funds	June 30, 2023

Net capital losses (gains) incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended June 30, 2023, the following Funds deferred to July 1, 2023 the following net capital losses (gains):
Net Capital Losses (Gains)
Short-Term
Investor Conservative Growth Fund	$990
Investor Growth Fund	329
Investor Growth & Income Fund	2,108
6. Borrowings
The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to the Trust and may be relied upon by the Funds because the Funds and the series of the Trust are all investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).
The Funds had no borrowings outstanding from another fund, or loans outstanding to another fund, during the year ended June 30, 2023.
The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until October 30, 2023.
The Funds had no borrowings outstanding from the unsecured, uncommitted credit facility during the year ended June 30, 2023.
The Trust, along with certain other trusts for J.P. Morgan Funds (“Borrowers”), have entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25 million in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25 million minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.
Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% (the "Applicable Margin"), plus the greater on the day of the borrowing, of the federal funds effective rate, or the Adjusted Daily Simple SOFR Rate. Prior to August 9, 2022, interest associated with any borrowing under the Credit Facility was charged to the borrowing fund at a rate of interest equal to the Applicable Margin, plus the greater of the federal funds effective rate or one month London Interbank Offered Rate ("LIBOR"). Effective August 8, 2023, the Credit Facility was amended and restated for a term of 364 days, unless extended.
The Funds did not utilize the Credit Facility during the year ended June 30, 2023.
7. Risks, Concentrations and Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be brought against each Fund. However, based on experience, the Funds expect the risk of loss to be remote.

June 30, 2023	J.P. Morgan Investor Funds	41

NOTES TO FINANCIAL STATEMENTS
AS OF June 30, 2023 (continued)
(Dollar values in thousands)
As of June 30, 2023, the Funds had individual shareholder and/or  omnibus accounts each owning more than 10% of the respective Fund's outstanding shares  as follows:
	Number of Individual Shareholder and/or Affiliated Omnibus Accounts	% of the Fund	Number of Individual Shareholder and/or Non-Affiliated Omnibus Accounts	% of the Fund
Investor Balanced Fund	1	65.8%	1	20.9%
Investor Conservative Growth Fund	1	62.1	2	28.0
Investor Growth Fund	1	47.1	1	27.6
Investor Growth & Income Fund	1	51.4	1	30.8
Significant shareholder transactions by these shareholders may impact the Funds' performance and liquidity.
As of June 30, 2023, the Funds owned in the aggregate, shares representing more than 10% of the net assets of the following Underlying Funds:
% of Net Assets
JPMorgan Market Expansion Enhanced Equity ETF	71.7%
JPMorgan U.S. GARP Equity Fund	56.4
JPMorgan Limited Duration Bond Fund	54.8
JPMorgan Europe Dynamic Fund	52.8
JPMorgan Large Cap Value Fund	24.6
JPMorgan Emerging Markets Debt Fund	19.6
JPMorgan International Research Enhanced Equity ETF	18.4
JPMorgan Emerging Markets Research Enhanced Equity Fund	16.0
JPMorgan Small Cap Value Fund	15.8
JPMorgan International Focus Fund	13.1
JPMorgan U.S. Research Enhanced Equity Fund	12.7
JPMorgan Realty Income ETF	12.1
Because of the Funds’ investments in Underlying Funds and ETFs, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, equity securities, foreign and emerging markets securities, commodities and real estate securities. These securities are subject to risks specific to their structure, sector or market.
The Funds invest in ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indices, as well as indices relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).
In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures contracts, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities.
Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.
Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Funds’ original investment. Derivatives also expose the Funds to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations), including credit risk of the derivative counterparty. The possible lack of a liquid secondary market for derivatives and the resulting inability of the Funds to sell or otherwise close a derivatives position could expose the Funds to losses.
The Funds are subject to infectious disease epidemics/pandemics risk. For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of this, or any future, pandemic to

42	J.P. Morgan Investor Funds	June 30, 2023

public health and business and market conditions may have a significant negative impact on the performance of a Fund's investments, increase a Fund's volatility, exacerbate other pre-existing political, social and economic risks to the Funds and negatively impact broad segments of businesses and populations. In addition, governments, their regulatory agencies, or self-regulatory organizations have taken or may take actions in response to a pandemic that affect the instruments in which the Funds invest, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The ultimate impact of any pandemic and the extent to which the associated conditions and governmental responses impact a Fund will also depend on future developments, which are highly uncertain, difficult to accurately predict and subject to frequent changes.

June 30, 2023	J.P. Morgan Investor Funds	43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of JPMorgan Trust II and Shareholders of JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of JPMorgan Investor Balanced Fund, JPMorgan Investor Conservative Growth Fund, JPMorgan Investor Growth Fund and JPMorgan Investor Growth & Income Fund (four of the funds constituting JPMorgan Trust II, hereafter collectively referred to as the “Funds”) as of June 30, 2023, the related statements of operations for the year ended June 30, 2023, the statements of changes in net assets for each of the two years in the period ended June 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of June 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended June 30, 2023 and each of the financial highlights for each of the five years in the period ended June 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 203 by correspondence with the transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
New York, New York
August 24, 2023
We have served as the auditor of one or more investment companies in the JPMorgan Funds complex since 1993.

44	J.P. Morgan Investor Funds	June 30, 2023

TRUSTEES
(Unaudited)
The Funds' Statement of Additional Information includes additional information about the Funds' Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees
John F. Finn (1947); Chair since 2020; Trustee since 1998.	Chairman, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (serving in various roles 1974-present).	176	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).
Stephen P. Fisher (1959); Trustee since 2018.	Retired; Chairman and Chief Executive Officer, NYLIFE Distributors LLC (registered broker-dealer) (serving in various roles 2008-2013); Chairman, NYLIM Service Company LLC (transfer agent) (2008-2017); New York Life Investment Management LLC (registered investment adviser) (serving in various roles 2005-2017); Chairman, IndexIQ Advisors LLC (registered investment adviser for ETFs) (2014-2017); President, MainStay VP Funds Trust (2007-2017), MainStay DefinedTerm Municipal Opportunities Fund (2011-2017) and MainStay Funds Trust (2007-2017) (registered investment companies).	176	Honors Program Advisory Board Member, The Zicklin School of Business, Baruch College, The City University of New York (2017-present).
Gary L. French (1951); Trustee since 2014.	Real Estate Investor (2011-2020); Investment management industry Consultant and Expert Witness (2011-present); Senior Consultant for The Regulatory Fundamentals Group LLC (2011-2017).	176	Independent Trustee, The China Fund, Inc. (2013-2019); Exchange Traded Concepts Trust II (2012-2014); Exchange Traded Concepts Trust I (2011-2014).
Kathleen M. Gallagher (1958); Trustee since 2018.	Retired; Chief Investment Officer — Benefit Plans, Ford Motor Company (serving in various roles 1985-2016).	176
Non- Executive Director, Legal &
General Investment Management
(Holdings) (2018-present);
Non-Executive Director, Legal &
General Investment Management
America (U.S. Holdings) (financial
services and insurance) (2017-present);
Advisory Board Member, State Street
Global Advisors Total Portfolio
Solutions (2017-present); Member,
Client Advisory Council, Financial
Engines, LLC (registered investment
adviser) (2011-2016); Director, Ford
Pension Funds Investment
Management Ltd. (2007-2016).

Robert J. Grassi (1957); Trustee since 2014.	Sole Proprietor, Academy Hills Advisors LLC (2012-present); Pension Director, Corning Incorporated (2002-2012).	176	None

June 30, 2023	J.P. Morgan Investor Funds	45

TRUSTEES
(Unaudited) (continued)
Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Frankie D. Hughes (1952); Trustee since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	176	None
Raymond Kanner (1953); Trustee since 2017.	Retired; Managing Director and Chief Investment Officer, IBM Retirement Funds (2007-2016).	176
Advisory Board Member, Penso
Advisors, LLC (2020-present); Advisory
Board Member, Los Angeles Capital
(2018-present); Advisory Board
Member, State Street Global Advisors
Total Portfolio Solutions (2017-
present); Acting Executive Director,
Committee on Investment of Employee
Benefit Assets (CIEBA) (2016-2017);
Advisory Board Member, Betterment
for Business (robo advisor) (2016-
2017); Advisory Board Member,
BlueStar Indexes (index creator)
(2013-2017); Director, Emerging
Markets Growth Fund (registered
investment company) (1997-2016);
Member, Russell Index Client Advisory
Board (2001-2015).

Thomas P. Lemke (1954); Trustee since 2014.	Retired since 2013.	176
(1) Independent Trustee of Advisors’
Inner Circle III fund platform, consisting
of the following: (i) the Advisors’ Inner
Circle Fund III, (ii) the Gallery Trust, (iii)
the Schroder Series Trust, (iv) the
Delaware Wilshire Private Markets Fund
(since 2020), (v) Chiron Capital
Allocation Fund Ltd., and (vi) formerly
the Winton Diversified Opportunities
Fund (2014-2018); and (2) Independent
Trustee of the Symmetry Panoramic
Trust (since 2018).

Lawrence R. Maffia (1950); Trustee since 2014.	Retired; Director and President, ICI Mutual Insurance Company (2006-2013).	176	Director, ICI Mutual Insurance Company (1999-2013).
Mary E. Martinez (1960); Vice Chair since 2021; Trustee since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (asset management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	176	None
Marilyn McCoy (1948); Trustee since 1999.	Retired; Vice President of Administration and Planning, Northwestern University (1985-2023).	176	None

46	J.P. Morgan Investor Funds	June 30, 2023

Name (Year of Birth); Positions With the Funds (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)
Dr. Robert A. Oden, Jr. (1946); Trustee since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	176
Trustee, The Coldwater Conservation
Fund (2017-present); Trustee, American
Museum of Fly Fishing (2013-present);
Trustee and Vice Chair, Trout Unlimited
(2017-2021); Trustee, Dartmouth-
Hitchcock Medical Center (2011-2020).

Marian U. Pardo* (1946); Trustee since 2013.	Managing Director and Founder, Virtual Capital Management LLC (investment consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	176	Board Chair and Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).
Emily A. Youssouf (1951); Trustee since 2014.	Adjunct Professor (2011-present) and Clinical Professor (2009-2011), NYU Schack Institute of Real Estate; Board Member and Member of the Audit Committee (2013–present), Chair of Finance Committee (2019-present), Member of Related Parties Committee (2013-2018) and Member of the Enterprise Risk Committee (2015-2018), PennyMac Financial Services, Inc.; Board Member (2005-2018), Chair of Capital Committee (2006-2016), Chair of Audit Committee (2005-2018), Member of Finance Committee (2005-2018) and Chair of IT Committee (2016-2018), NYC Health and Hospitals Corporation.	176
Trustee, NYC School Construction
Authority (2009-present); Board
Member, NYS Job Development
Authority (2008-present); Trustee and
Chair of the Audit Committee of the
Transit Center Foundation (2015-2019).

Interested Trustees
Robert F. Deutsch** (1957); Trustee since 2014.	Retired; Head of ETF Business for JPMorgan Asset Management (2013-2017); Head of Global Liquidity Business for JPMorgan Asset Management (2003-2013).	176	Treasurer and Director of the JUST Capital Foundation (2017-present).
Nina O. Shenker** (1957); Trustee since 2022.	Vice Chair (2017-2021), General Counsel and Managing Director (2008-2016), Associate General Counsel and Managing Director (2004-2008), J.P. Morgan Asset & Wealth Management.	176	Director and Member of Legal and Human Resources Subcommittees, American Jewish Joint Distribution Committee (2018-present).

(1)
The year shown is the first year in which a Trustee became a member of any of the following: the JPMorgan Mutual Fund Board, the JPMorgan
ETF Board, the heritage J.P. Morgan Funds or the heritage One Group Mutual Funds. Trustees serve an indefinite term, until resignation, retirement, removal or death. The Board's current retirement policy sets retirement at the end of the calendar year in which the Trustee attains the age of 75, provided that any Board member who was a member of the JPMorgan Mutual Fund Board prior to January 1, 2022 and was born prior to January 1, 1950 shall retire from the Board at the end of the calendar year in which the Trustee attains the age of 78.

(2)
A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes nine registered investment companies (176 J.P. Morgan Funds).

*
In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan
Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

June 30, 2023	J.P. Morgan Investor Funds	47

TRUSTEES
(Unaudited) (continued)
**	Designation as an “Interested Trustee” is based on prior employment by the Adviser or an affiliate of the Adviser or interests in a control person of the Adviser.
The contact address for each of the Trustees is 277 Park Avenue, New York, NY 10172.

48	J.P. Morgan Investor Funds	June 30, 2023

OFFICERS
(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. since 2014.
Timothy J. Clemens (1975), Treasurer and Principal Financial Officer (2018)	Managing Director, J.P. Morgan Investment Management Inc. Mr. Clemens has been with J.P. Morgan Investment Management Inc. since 2013.
Gregory S. Samuels (1980), Secretary (2019) (formerly Assistant Secretary 2010-2019)	Managing Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Samuels has been with JPMorgan Chase & Co. since 2010.
Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co. Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.
Kiesha Astwood-Smith (1973), Assistant Secretary (2021)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Senior Director and
Counsel, Equitable Financial Life Insurance Company (formerly, AXA Equitable Life Insurance Company) from
September 2015 through June 2021.

Matthew Beck (1988), Assistant Secretary (2021)*
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since May 2021; Senior Legal Counsel,
Ultimus Fund Solutions from May 2018 through May 2021; General Counsel, The Nottingham Company from
April 2014 through May 2018.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Davin has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 2004.
Jessica K. Ditullio (1962) Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Ms. Ditullio has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1990.
Anthony Geron (1971), Assistant Secretary (2018)
Vice President and Assistant General Counsel, JPMorgan Chase & Co. since September 2018; Lead Director and Counsel, AXA Equitable Life Insurance Company from 2015 to 2018 and Senior Director and Counsel, AXA
Equitable Life Insurance Company from 2014 to 2015.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Lekstutis has been with JPMorgan Chase & Co. since 2011.
Max Vogel (1990), Assistant Secretary (2021)	Vice President and Assistant General Counsel, JPMorgan Chase & Co. since June 2021; Associate, Proskauer Rose LLP (law firm) from March 2017 to June 2021.
Zachary E. Vonnegut-Gabovitch (1986), Assistant Secretary (2017)	Executive Director and Assistant General Counsel, JPMorgan Chase & Co. Mr. Vonnegut-Gabovitch has been with JPMorgan Chase & Co. since September 2016.
Frederick J. Cavaliere (1978), Assistant Treasurer (2023)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Cavaliere has been with JPMorgan Chase & Co. since May 2006.
Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. Mr. D’Ambrosio has been with J.P. Morgan Investment Management Inc. since 2012.
Aleksandr Fleytekh (1972), Assistant Treasurer (2019)	Executive Director, J.P. Morgan Investment Management Inc. Mr. Fleytekh has been with J.P. Morgan Investment Management Inc. since February 2012.
Shannon Gaines (1977), Assistant Treasurer (2018)*	Executive Director, J.P. Morgan Investment Management Inc. Mr. Gaines has been with J.P. Morgan Investment Management Inc. since January 2014.
Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. since July 2006.
Michael Mannarino (1985), Assistant Treasurer (2020)	Vice President, J.P. Morgan Investment Management Inc. since 2014.
Joseph Parascondola (1963), Assistant Treasurer (2011)**	Executive Director, J.P. Morgan Investment Management Inc. Mr. Parascondola has been with J.P. Morgan Investment Management Inc. since 2006.

June 30, 2023	J.P. Morgan Investor Funds	49

OFFICERS
(Unaudited) (continued)
Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years
Gillian I. Sands (1969), Assistant Treasurer (2012)	Executive Director, J.P. Morgan Investment Management Inc. Ms. Sands has been with J.P. Morgan Investment Management Inc. since 2012.

The contact address for each of the officers, unless otherwise noted, is 277 Park Avenue, New York, NY 10172.
*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.
**	The contact address for the officer is 575 Washington Boulevard, Jersey City, NJ 07310.

50	J.P. Morgan Investor Funds	June 30, 2023

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited)
Hypothetical $1,000 Investment
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, January 1, 2023, and continued to hold your shares at the end of the reporting period, June 30, 2023.
Actual Expenses
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading titled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Investor Balanced Fund
Class A
Actual	$1,000.00	$1,076.30	$2.99	0.58%
Hypothetical	1,000.00	1,021.92	2.91	0.58
Class C
Actual	1,000.00	1,073.60	5.55	1.08
Hypothetical	1,000.00	1,019.44	5.41	1.08
Class I
Actual	1,000.00	1,077.40	1.70	0.33
Hypothetical	1,000.00	1,023.16	1.66	0.33
Class R6
Actual	1,000.00	1,079.50	0.41	0.08
Hypothetical	1,000.00	1,024.40	0.40	0.08
JPMorgan Investor Conservative Growth Fund
Class A
Actual	1,000.00	1,051.80	2.90	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57
Class C
Actual	1,000.00	1,049.50	5.39	1.06
Hypothetical	1,000.00	1,019.54	5.31	1.06
Class I
Actual	1,000.00	1,053.60	1.58	0.31
Hypothetical	1,000.00	1,023.26	1.56	0.31
Class R6
Actual	1,000.00	1,055.00	0.31	0.06
Hypothetical	1,000.00	1,024.50	0.30	0.06

June 30, 2023	J.P. Morgan Investor Funds	51

SCHEDULE OF SHAREHOLDER EXPENSES
(Unaudited) (continued)
Hypothetical $1,000 Investment
	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During the Period*	Annualized Expense Ratio
JPMorgan Investor Growth Fund
Class A
Actual	$1,000.00	$1,115.00	$2.88	0.55%
Hypothetical	1,000.00	1,022.07	2.76	0.55
Class C
Actual	1,000.00	1,112.00	5.66	1.08
Hypothetical	1,000.00	1,019.44	5.41	1.08
Class I
Actual	1,000.00	1,116.70	1.68	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Class R6
Actual	1,000.00	1,118.00	0.42	0.08
Hypothetical	1,000.00	1,024.40	0.40	0.08
JPMorgan Investor Growth & Income Fund
Class A
Actual	1,000.00	1,093.00	2.85	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55
Class C
Actual	1,000.00	1,090.10	5.55	1.07
Hypothetical	1,000.00	1,019.49	5.36	1.07
Class I
Actual	1,000.00	1,094.50	1.66	0.32
Hypothetical	1,000.00	1,023.21	1.61	0.32
Class R6
Actual	1,000.00	1,095.80	0.36	0.07
Hypothetical	1,000.00	1,024.45	0.35	0.07

*	Expenses are equal to each Class’ respective annualized net expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

52	J.P. Morgan Investor Funds	June 30, 2023

LIQUIDITY RISK MANAGEMENT PROGRAM
(Unaudited)
Each of the Funds covered in this report has adopted the J.P. Morgan Funds and J.P. Morgan Exchange-Traded Funds Amended and Restated Liquidity Risk Management Program (the “Program”) under Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Program seeks to assess, manage and review each Fund’s Liquidity Risk. “Liquidity Risk” is defined as the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund. Pursuant to an exemptive order (the “Exemptive Order”) from the Securities and Exchange Commission, the Program permits the Funds to use liquidity definitions and classification methodologies that differ from the requirements under the Liquidity Rule in some respects. Among other things, the Liquidity Rule requires that a written report be provided to the Board of Trustees (the “Board”) on an annual basis that addresses the operation of the Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquid Investment Minimum (“HLIM”), where applicable, and any material changes to the Program.
The Board has appointed J.P. Morgan Asset Management’s Liquidity Risk Forum to be the program administrator for the Program (the “Program Administrator”). In addition to regular reporting at each of its quarterly meetings, on February 7, 2023, the Board reviewed the Program Administrator’s annual written report (the “Report”) concerning the operation of the Program for the period from January 1, 2022 through December 31, 2022 (the “Program Reporting Period”). The Report addressed the operation of the Program and assessed its adequacy and effectiveness of implementation, including, where applicable, the operation of a Fund’s HLIM. There were no material changes to the Program during the Program Reporting Period.
The Report summarized the operation of the Program and the information and factors considered by the Program Administrator in assessing whether the Program has been adequately and effectively implemented with respect to each Fund. Such information and factors included, among other things: (1) the liquidity risk framework used to assess, manage, and periodically review each Fund’s Liquidity Risk and the results of this assessment; (2) the methodology and inputs for classifying the investments of a Fund into one of the required liquidity categories that reflect an estimate of the liquidity of those investments under current market conditions; (3) whether a Fund invested primarily in “Highly Liquid Investments” (as defined or modified under the Program), as well as whether an HLIM should be established for a Fund (and, for Funds that have adopted an HLIM, whether the HLIM continues to be appropriate or whether a Fund has invested below its HLIM) and the procedures for monitoring for any HLIM; (4) whether a Fund invested more than 15% of its assets in “Illiquid Investments” (as defined or modified under the Program) and the procedures for monitoring for this limit; and (5) specific liquidity events arising during the Program Reporting Period. The Report further summarized the conditions of the Exemptive Order and whether all applicable Funds were in compliance with the terms of the Exemptive Order.
Based on this review, the Report concluded that: (1) the Program continues to be reasonably designed to effectively assess and manage each Fund’s Liquidity Risk; and (2) the Program has been adequately and effectively implemented with respect to each Fund during the Program Reporting Period.

June 30, 2023	J.P. Morgan Investor Funds	53

TAX LETTER
(Unaudited)
(Dollar values in thousands)
Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds' income and distributions for the taxable year ended June 30, 2023. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2023. The information necessary to complete your income tax returns for the calendar year ending December 31, 2023 will be provided under separate cover.
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum allowable percentage, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders for the fiscal year ended June 30, 2023:
Dividends Received Deduction
JPMorgan Investor Balanced Fund	25.84%
JPMorgan Investor Conservative Growth Fund	11.89
JPMorgan Investor Growth Fund	61.23
JPMorgan Investor Growth & Income Fund	38.30
Long Term Capital Gain
Each Fund listed below distributed the following amount, or maximum allowable amount, of long-term capital gain dividends for the fiscal year ended June 30, 2023:
Long-Term Capital Gain Distribution
JPMorgan Investor Balanced Fund	$237,251
JPMorgan Investor Conservative Growth Fund	138,517
JPMorgan Investor Growth Fund	262,888
JPMorgan Investor Growth & Income Fund	207,219
Qualified Dividend Income (QDI)
Each Fund listed below had the following amount, or maximum allowable amount, of ordinary income distributions treated as qualified dividends for the fiscal year ended June 30, 2023:
Qualified Dividend Income
JPMorgan Investor Balanced Fund	$67,019
JPMorgan Investor Conservative Growth Fund	36,290
JPMorgan Investor Growth Fund	56,607
JPMorgan Investor Growth & Income Fund	61,931
Foreign Source Income and Foreign Tax Credit Pass Through
For the fiscal year ended June 30, 2023, the following Funds intend to elect to pass through to  shareholders taxes paid to foreign countries. Gross income and foreign tax expenses cannot be quantified until Underlying Funds complete reporting for the calendar year in progress. Amounts for the fiscal year ended June 30, 2023 will be disclosed in the semi-annual report for the period ended December 31, 2023.

54	J.P. Morgan Investor Funds	June 30, 2023

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
○Social Security number and account balances
○transaction history and account transactions
○checking account information and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?
All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’
personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don't share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don't share
For nonaffiliates to market to you	No	We don't share

Questions? Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.

How does J.P. Morgan Funds collect my personal information?	We collect your personal information, for example, when you:
○open an account or provide contact information
○give us your account information or pay us by check
○make a wire transfer
We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only:
○sharing for affiliates’ everyday business purposes – information about your creditworthiness
○affiliates from using your information to market to you
○sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
○J.P. Morgan Funds does not share with nonaffiliates so they can market to you.

Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
○J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.
Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.
Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure, by visiting www.sipc.org or by calling SIPC at 202-371-8300.
Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its report on Form N-PORT. The Funds' Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. Each Fund's quarterly holdings can be found by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.
A description of each Fund's policies and procedures with respect to the disclosure of each Fund's holdings is available in the prospectuses and Statement of Additional Information.
A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds' website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Adviser. A copy of the Funds' voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds' website at www.jpmorganfunds.com no later than August 31 of each year. The Funds' proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co. and its affiliates worldwide.
© JPMorgan Chase & Co., 2023. All rights reserved. June 2023.
AN-INV-623

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 13(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The Audit committee financial experts are Gary L. French, Kathleen M. Gallagher, Raymond Kanner and Lawrence R. Maffia, each of whom is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for the purposes of the audit committee financial expert determination.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2023 – $344,725

2022 – $344,577

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2023 – $43,952

2022 – $43,952

Audit-related fees consists of security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2023 – $121,875

2022 – $121,876

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended June 30, 2023 and 2022, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2023 – Not applicable

2022 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the

“Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2023 – 0.0%

2022 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2022 - $31.8 million

2021 - $30.7 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

(i) A registrant identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form NCSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction must electronically submit to the Commission on a supplemental basis documentation that establishes that the registrant is not owned or controlled by a governmental entity in the foreign jurisdiction. The registrant must submit this documentation on or before the due date for this form. A registrant that is owned or controlled by a foreign governmental entity is not required to submit such documentation.

Not applicable.

(j) A registrant that is a foreign issuer, as defined in 17 CFR 240.3b-4, identified by the Commission pursuant to Section 104(i)(2)(A) of the Sarbanes-Oxley Act of 2002 (15 U.S.C. 7214(i)(2)(A)), as having retained, for the preparation of the audit report on its financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board has determined it is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction, for each year in which the registrant is so identified, must provide the below disclosures. Also, any such identified foreign issuer that uses a variable-interest entity or any similar structure that results in additional foreign entities being consolidated in the financial statements of the registrant is required to provide the below disclosures for itself and its consolidated foreign operating entity or entities. A registrant must disclose:

(1)

That, for the immediately preceding annual financial statement period, a registered public accounting firm that the PCAOB was unable to inspect or investigate completely, because of a position taken by an authority in the foreign jurisdiction, issued an audit report for the registrant;

(2)	The percentage of shares of the registrant owned by governmental entities in the foreign jurisdiction in which the registrant is incorporated or otherwise organized;

(3)	Whether governmental entities in the applicable foreign jurisdiction with respect to that registered public accounting firm have a controlling financial interest with respect to the registrant;

(4)	The name of each official of the Chinese Communist Party who is a member of the board of directors of the registrant or the operating entity with respect to the registrant; and

(5)	Whether the articles of incorporation of the registrant (or equivalent organizing document) contains any charter of the Chinese Communist Party, including the text of any such charter.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)	File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2), exactly as set forth below:

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(1) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(2) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period.

Not applicable.

(b)	A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
September 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
September 1, 2023

By:	/s/ Timothy J. Clemens
Timothy J. Clemens
Treasurer and Principal Financial Officer
September 1, 2023